UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Conservative Income Bond Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Conservative Income Bond Fund	0.10%	1.46%	1.04%
Institutional Class	0.20%	1.56%	1.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Bond Fund, a class of the fund, on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 3-6 Month Treasury Bill Index performed over the same period.

Period Ending Values
$11,094	Fidelity® Conservative Income Bond Fund
$10,728	Bloomberg U.S. 3-6 Month Treasury Bill Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Julian Potenza and Rob Galusza:  For the fiscal year ending August 31, 2021, the fund’s share classes posted gains in the range of 0.10% to 0.20%, slightly outpacing, net of fees, the 0.09% return of the benchmark, the Bloomberg U.S. 3-6 Month Treasury Bill Index, but trailing the Lipper peer group average. Exposure to corporate bonds added value versus the benchmark. Within corporates, bonds of banking companies helped relative performance the most. Positioning among the bonds of finance and insurance companies also aided the fund’s relative return. In the industrials segment, holding bonds of certain consumer cyclical and capital goods companies helped on a relative basis as well. Elsewhere, owning electric utilities slightly contributed versus the benchmark. The fund’s holdings of U.S. Treasury securities roughly broke even with the benchmark, although they boosted the portfolio’s liquidity. Positioning along the yield curve did not meaningfully affect the fund’s performance for the 12 months. By period end, we slightly reduced the fund’s exposure to financials, added to utilities and reduced exposure to U.S. Treasuries. Cash holdings stood at 11% of fund assets at period end, up from 10% at the start of the 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2020, David DeBiase assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Effective Maturity Diversification

Days	% of Fund's investments 08/31/2021
0-30	18.1%
31-90	12.2%
91-180	5.8%
181-397	24.6%
> 397	39.3%

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	71.5%
U.S. Government and U.S. Government Agency Obligations	6.3%
Other Investments	3.7%
Short-Term Investments and Net Other Assets (Liabilities)	18.5%

 * Foreign investments - 24.5%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 71.5%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 0.7%
NTT Finance Corp. 0.373% 3/3/23 (a)	$49,820,000	$49,824,453
Entertainment - 0.5%
The Walt Disney Co.:
3 month U.S. LIBOR + 0.250% 0.3846% 9/1/21 (b)(c)	8,953,000	8,953,000
3% 9/15/22	28,000,000	28,765,131
		37,718,131
Media - 0.7%
TWDC Enterprises 18 Corp. 3 month U.S. LIBOR + 0.390% 0.524% 3/4/22 (b)(c)	47,662,000	47,750,080
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.7349% 3/22/22 (b)(c)	31,024,000	31,113,256

TOTAL COMMUNICATION SERVICES		166,405,920

CONSUMER DISCRETIONARY - 4.3%
Automobiles - 3.9%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 0.2808% 2/22/23 (b)(c)	15,898,000	15,916,552
0.4% 10/21/22	13,760,000	13,774,331
2.2% 6/27/22	25,750,000	26,158,397
BMV Finance NV 2.25% 8/12/22 (a)	20,155,000	20,538,017
BMW U.S. Capital LLC U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.530% 0.58% 4/1/24 (a)(b)(c)	28,838,000	29,169,349
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.670% 0.7914% 11/5/21 (a)(b)(c)	1,728,000	1,730,004
3 month U.S. LIBOR + 0.900% 1.0248% 2/15/22 (a)(b)(c)	58,113,000	58,344,522
2.85% 1/6/22 (a)	7,919,000	7,989,961
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.760% 0.8041% 3/8/24 (b)(c)	19,604,000	19,774,631
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.25% 11/17/23 (b)(c)	16,700,000	16,966,031
Volkswagen Group of America Finance LLC:
0.75% 11/23/22 (a)	23,359,000	23,432,559
2.5% 9/24/21 (a)	11,979,000	11,995,699
2.9% 5/13/22 (a)	36,127,000	36,748,918
		282,538,971
Textiles, Apparel & Luxury Goods - 0.4%
VF Corp. 2.05% 4/23/22	31,289,000	31,639,292

TOTAL CONSUMER DISCRETIONARY		314,178,263

CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
7-Eleven, Inc.:
3 month U.S. LIBOR + 0.450% 0.5784% 8/10/22 (a)(b)(c)	21,275,000	21,281,821
0.625% 2/10/23 (a)	3,566,000	3,562,211
		24,844,032
ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Enbridge, Inc.:
3 month U.S. LIBOR + 0.500% 0.6245% 2/18/22 (b)(c)	12,381,000	12,402,098
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.45% 2/17/23 (b)(c)	10,886,000	10,910,058
2.9% 7/15/22	30,858,000	31,477,140
Exxon Mobil Corp. 3 month U.S. LIBOR + 0.330% 0.4548% 8/16/22 (b)(c)	36,278,000	36,386,883
Western Gas Partners LP 3 month U.S. LIBOR + 2.100% 2.2286% 1/13/23 (b)(c)	6,268,000	6,252,330
		97,428,509
FINANCIALS - 53.1%
Banks - 31.0%
Bank of America Corp.:
3 month U.S. LIBOR + 1.000% 1.1253% 4/24/23 (b)(c)	6,751,000	6,787,391
0.523% 6/14/24 (b)	23,400,000	23,378,619
2.503% 10/21/22	48,404,000	48,550,664
2.816% 7/21/23 (b)	11,725,000	11,976,591
2.881% 4/24/23 (b)	30,425,000	30,918,996
3.004% 12/20/23 (b)	47,004,000	48,531,630
3.124% 1/20/23 (b)	45,379,000	45,859,438
3.3% 1/11/23	9,800,000	10,205,400
Bank of Montreal:
3 month U.S. LIBOR + 0.400% 0.528% 9/10/21 (b)(c)	27,466,000	27,468,693
3 month U.S. LIBOR + 0.570% 0.716% 3/26/22 (b)(c)	30,449,000	30,536,369
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.270% 0.32% 4/14/23 (b)(c)	27,400,000	27,431,404
2.9% 3/26/22	20,196,000	20,507,715
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.43% 7/31/24 (b)(c)	26,000,000	26,039,702
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.440% 0.495% 4/15/24 (b)(c)	29,350,000	29,468,665
Barclays Bank PLC 1.7% 5/12/22	3,860,000	3,895,193
Barclays PLC:
3 month U.S. LIBOR + 1.430% 1.5548% 2/15/23 (b)(c)	6,475,000	6,510,926
3.684% 1/10/23	21,770,000	22,025,083
4.61% 2/15/23 (b)	33,707,000	34,347,407
BB&T Corp. 3.95% 3/22/22	2,000,000	2,035,318
BNP Paribas SA 3.5% 3/1/23 (a)	16,600,000	17,347,098
BPCE SA:
3 month U.S. LIBOR + 0.300% 0.4329% 1/14/22 (a)(b)(c)	31,752,000	31,784,636
3 month U.S. LIBOR + 1.240% 1.359% 9/12/23 (a)(b)(c)	14,800,000	15,089,081
3% 5/22/22 (a)	34,400,000	35,074,613
Canadian Imperial Bank of Commerce:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.340% 0.3889% 6/22/23 (b)(c)	27,203,000	27,232,651
2.606% 7/22/23 (b)	30,832,000	31,441,127
Capital One Bank NA 2.014% 1/27/23 (b)	44,405,000	44,701,291
Capital One NA 3 month U.S. LIBOR + 0.820% 0.9454% 8/8/22 (b)(c)	11,300,000	11,369,382
Citigroup, Inc.:
3 month U.S. LIBOR + 1.430% 1.5646% 9/1/23 (b)(c)	12,000,000	12,143,645
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.870% 0.92% 11/4/22 (b)(c)	31,398,000	31,442,124
2.312% 11/4/22 (b)	34,881,000	34,999,983
2.7% 10/27/22	17,868,000	18,336,678
2.75% 4/25/22	4,242,000	4,302,171
2.876% 7/24/23 (b)	30,000,000	30,652,899
2.9% 12/8/21	8,484,000	8,526,374
3.142% 1/24/23 (b)	50,000,000	50,547,248
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	40,167,000	41,586,882
Federation des caisses Desjardin U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.48% 5/21/24 (a)(b)(c)	25,121,000	25,183,049
Fifth Third Bank, Cincinnati 3 month U.S. LIBOR + 0.640% 0.7658% 2/1/22 (b)(c)	8,778,000	8,801,180
First Republic Bank 2.5% 6/6/22	25,000,000	25,367,363
HSBC Holdings PLC:
3.262% 3/13/23 (b)	39,855,000	40,476,233
3.95% 5/18/24 (b)	16,100,000	17,021,975
ING Groep NV 3.15% 3/29/22	21,500,000	21,860,202
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 1.230% 1.3553% 10/24/23 (b)(c)	19,286,000	19,533,054
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.580% 0.6285% 3/16/24 (b)(c)	40,575,000	40,812,028
0.697% 3/16/24 (b)	26,600,000	26,689,110
2.776% 4/25/23 (b)	38,827,000	39,443,684
3.207% 4/1/23 (b)	20,885,000	21,230,488
3.559% 4/23/24 (b)	24,785,000	26,020,628
3.797% 7/23/24 (b)	11,250,000	11,937,356
KeyBank NA:
3 month U.S. LIBOR + 0.660% 0.7858% 2/1/22 (b)(c)	29,794,000	29,874,965
3 month U.S. LIBOR + 0.810% 0.9408% 11/22/21 (b)(c)	15,094,000	15,120,405
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 0.37% 6/14/24 (b)(c)	15,000,000	15,017,053
Lloyds Banking Group PLC:
1.326% 6/15/23 (b)	15,660,000	15,770,428
2.858% 3/17/23 (b)	23,800,000	24,119,414
2.907% 11/7/23 (b)	26,460,000	27,187,438
3% 1/11/22	58,670,000	59,252,954
M&T Bank Corp. 3 month U.S. LIBOR + 0.680% 0.8053% 7/26/23 (b)(c)	15,000,000	15,140,157
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.700% 0.8308% 3/7/22 (b)(c)	34,667,000	34,777,431
3 month U.S. LIBOR + 0.860% 0.9853% 7/26/23 (b)(c)	25,243,000	25,573,083
2.19% 9/13/21	18,550,000	18,561,686
2.623% 7/18/22	25,000,000	25,518,466
2.665% 7/25/22	25,000,000	25,532,969
3.218% 3/7/22	39,904,000	40,514,167
Mizuho Financial Group, Inc.:
3 month U.S. LIBOR + 0.840% 0.9664% 7/16/23 (b)(c)	12,315,000	12,384,972
3 month U.S. LIBOR + 0.850% 0.969% 9/13/23 (b)(c)	5,725,000	5,759,107
3 month U.S. LIBOR + 0.880% 1.0048% 9/11/22 (b)(c)	14,700,000	14,816,670
3 month U.S. LIBOR + 0.940% 1.0608% 2/28/22 (b)(c)	13,476,000	13,535,276
3 month U.S. LIBOR + 1.140% 1.259% 9/13/21 (b)(c)	14,247,000	14,251,987
2.721% 7/16/23 (b)	40,000,000	40,823,200
2.953% 2/28/22	47,035,000	47,657,539
MUFG Union Bank NA 3 month U.S. LIBOR + 0.600% 0.7308% 3/7/22 (b)(c)	34,598,000	34,680,641
NatWest Markets PLC 3.625% 9/29/22 (a)	37,178,000	38,503,084
PNC Bank NA:
3 month U.S. LIBOR + 0.430% 0.5531% 12/9/22 (b)(c)	35,387,000	35,401,396
1.743% 2/24/23 (b)	15,373,000	15,479,730
Rabobank Nederland 3.875% 2/8/22	10,696,000	10,866,329
Rabobank Nederland New York Branch 3 month U.S. LIBOR + 0.830% 0.949% 1/10/22 (b)(c)	20,205,000	20,265,091
Royal Bank of Canada U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 10/26/23 (b)(c)	31,000,000	31,155,701
Standard Chartered PLC 3 month U.S. LIBOR + 1.200% 1.328% 9/10/22 (a)(b)(c)	21,671,000	21,675,920
Sumitomo Mitsui Banking Corp. 3.2% 7/18/22	30,000,000	30,783,263
Sumitomo Mitsui Financial Group, Inc.:
2.442% 10/19/21	34,015,000	34,115,774
2.846% 1/11/22	5,000,000	5,047,393
Synovus Bank 2.289% 2/10/23 (b)	5,036,000	5,065,662
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.530% 0.6646% 12/1/22 (b)(c)	28,063,000	28,243,726
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.2629% 6/2/23 (b)(c)	30,250,000	30,276,923
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.350% 0.3983% 3/4/24 (b)(c)	32,800,000	32,922,578
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.480% 0.53% 1/27/23 (b)(c)	34,290,000	34,484,730
0.25% 1/6/23	30,480,000	30,486,899
Truist Bank U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.730% 0.7753% 3/9/23 (b)(c)	32,136,000	32,362,003
U.S. Bank NA, Cincinnati 3 month U.S. LIBOR + 0.180% 0.3143% 1/21/22 (b)(c)	36,222,000	36,242,190
Wells Fargo & Co. 3.5% 3/8/22	8,982,000	9,134,561
Wells Fargo Bank NA 2.082% 9/9/22 (b)	20,574,000	20,581,591
		2,286,393,989
Capital Markets - 12.6%
Credit Suisse AG:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.43% 8/9/23 (b)(c)	16,400,000	16,434,604
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.390% 0.44% 2/2/24 (b)(c)	50,000,000	50,012,000
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 2/4/22 (b)(c)	83,210,000	83,334,815
2.1% 11/12/21	26,965,000	27,065,037
2.8% 4/8/22	24,669,000	25,059,695
Deutsche Bank AG New York Branch:
3.3% 11/16/22	19,031,000	19,659,028
4.25% 10/14/21	40,800,000	40,981,337
5% 2/14/22	38,947,000	39,735,136
E*TRADE Financial Corp. 2.95% 8/24/22	47,617,000	48,758,598
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.750% 0.8808% 2/23/23 (b)(c)	46,919,000	47,289,660
3 month U.S. LIBOR + 1.000% 1.1253% 7/24/23 (b)(c)	5,757,000	5,797,926
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.4741% 3/8/23 (b)(c)	30,000,000	30,012,064
0.481% 1/27/23	34,379,000	34,385,572
0.627% 11/17/23 (b)	34,436,000	34,484,680
2.876% 10/31/22 (b)	17,750,000	17,821,303
2.905% 7/24/23 (b)	19,500,000	19,929,195
2.908% 6/5/23 (b)	20,000,000	20,370,674
5.75% 1/24/22	20,265,000	20,707,010
Intercontinental Exchange, Inc. 3 month U.S. LIBOR + 0.650% 0.7689% 6/15/23 (b)(c)(d)	4,765,000	4,765,762
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.75% 1/20/23 (b)(c)	49,171,000	49,285,077
0.529% 1/25/24 (b)	16,992,000	17,000,122
0.56% 11/10/23 (b)	25,185,000	25,226,890
2.625% 11/17/21	20,920,000	21,026,490
2.75% 5/19/22	34,729,000	35,359,796
3.737% 4/24/24 (b)	15,000,000	15,789,443
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.5558% 11/1/21 (b)(c)	45,101,000	45,110,800
UBS AG London Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 0.37% 6/1/23 (a)(b)(c)	23,250,000	23,299,882
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.360% 0.41% 2/9/24 (a)(b)(c)	36,650,000	36,903,985
1.75% 4/21/22 (a)	30,946,000	31,218,173
UBS Group AG:
3 month U.S. LIBOR + 0.950% 1.0748% 8/15/23 (a)(b)(c)	28,100,000	28,330,967
2.65% 2/1/22 (a)	12,750,000	12,879,344
		928,035,065
Consumer Finance - 4.3%
American Express Co.:
3 month U.S. LIBOR + 0.600% 0.7214% 11/5/21 (b)(c)	13,716,000	13,723,014
3 month U.S. LIBOR + 0.610% 0.7358% 8/1/22 (b)(c)	24,003,000	24,103,123
3 month U.S. LIBOR + 0.620% 0.751% 5/20/22 (b)(c)	30,998,000	31,106,733
2.75% 5/20/22	51,755,000	52,579,089
3.7% 11/5/21	27,384,000	27,473,049
American Express Credit Corp. 2.7% 3/3/22	23,797,000	24,044,843
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.260% 0.388% 9/10/21 (b)(c)	13,716,000	13,716,960
2.75% 3/15/22	7,085,000	7,185,151
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.300% 0.35% 6/13/22 (b)(c)	30,000,000	30,038,594
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 0.37% 4/6/23 (b)(c)	30,100,000	30,168,026
0.45% 7/22/22	27,195,000	27,255,472
1.15% 5/26/22	34,595,000	34,852,652
		316,246,706
Diversified Financial Services - 0.4%
Athene Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.75% 5/24/24 (a)(b)(c)	32,000,000	32,171,840
Insurance - 4.8%
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 0.6545% 9/20/21 (a)(b)(c)	16,529,000	16,528,669
American International Group, Inc. 4.875% 6/1/22	49,704,000	51,385,816
Equitable Financial Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.390% 0.44% 4/6/23 (a)(b)(c)	31,725,000	31,794,047
Metropolitan Life Global Funding I:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.570% 0.62% 1/13/23 (a)(b)(c)	32,895,000	33,078,883
3.875% 4/11/22 (a)	9,485,000	9,696,779
Metropolitan Tower Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.550% 0.6% 1/17/23 (a)(b)(c)	42,351,000	42,581,181
0.55% 7/13/22 (a)	37,753,000	37,872,073
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.399% 1/10/23 (a)(b)(c)	28,272,000	28,345,928
3 month U.S. LIBOR + 0.280% 0.4143% 1/21/22 (a)(b)(c)	17,145,000	17,166,587
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.27% 2/2/23 (a)(b)(c)	30,150,000	30,180,285
Pacific Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.43% 4/12/24 (a)(b)(c)	30,000,000	30,039,600
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 4/12/24 (a)(b)(c)	19,254,000	19,294,529
Prudential Financial, Inc. 4.5% 11/16/21	7,835,000	7,900,265
		355,864,642

TOTAL FINANCIALS		3,918,712,242

HEALTH CARE - 3.0%
Biotechnology - 1.2%
AbbVie, Inc.:
3 month U.S. LIBOR + 0.650% 0.7808% 11/21/22 (b)(c)	13,716,000	13,811,738
2.3% 11/21/22	12,882,000	13,174,946
2.9% 11/6/22	12,871,000	13,245,658
3.45% 3/15/22	45,076,000	45,601,896
		85,834,238
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 2.894% 6/6/22	21,128,000	21,489,877
Health Care Providers & Services - 0.4%
CVS Health Corp. 3.5% 7/20/22	29,200,000	29,863,395
Pharmaceuticals - 1.1%
AstraZeneca PLC 2.375% 6/12/22	27,104,000	27,510,598
Bristol-Myers Squibb Co. 2.6% 5/16/22	27,432,000	27,896,912
Viatris, Inc. 1.125% 6/22/22 (a)	28,100,000	28,253,395
		83,660,905

TOTAL HEALTH CARE		220,848,415

INDUSTRIALS - 3.4%
Aerospace & Defense - 0.2%
The Boeing Co. 1.167% 2/4/23	13,379,000	13,388,693
Industrial Conglomerates - 1.3%
Honeywell International, Inc.:
3 month U.S. LIBOR + 0.370% 0.4954% 8/8/22 (b)(c)	36,126,000	36,263,387
0.483% 8/19/22	9,633,000	9,634,445
Siemens Financieringsmaatschappij NV:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.48% 3/11/24 (a)(b)(c)	32,000,000	32,231,888
0.4% 3/11/23 (a)	19,270,000	19,335,406
		97,465,126
Machinery - 1.9%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.3228% 11/12/21 (b)(c)	25,776,000	25,777,715
3 month U.S. LIBOR + 0.220% 0.3579% 1/6/22 (b)(c)	11,246,000	11,255,999
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.150% 0.2% 11/17/22 (b)(c)	31,260,000	31,273,442
0.25% 3/1/23	25,350,000	25,339,177
0.95% 5/13/22	33,583,000	33,770,629
1.9% 9/6/22	13,000,000	13,210,130
		140,627,092

TOTAL INDUSTRIALS		251,480,911

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
IBM Corp. 2.85% 5/13/22	31,917,000	32,516,353
MATERIALS - 0.1%
Chemicals - 0.1%
International Flavors & Fragrances, Inc. 0.697% 9/15/22 (a)	3,085,000	3,093,281
UTILITIES - 3.3%
Electric Utilities - 2.5%
Duke Energy Corp. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.299% 6/10/23 (b)(c)	14,005,000	14,019,607
Florida Power & Light Co. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 5/10/23 (b)(c)	17,114,000	17,117,936
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.4008% 2/22/23 (b)(c)	42,128,000	42,132,036
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.540% 0.59% 3/1/23 (b)(c)	16,898,000	16,956,868
PPL Electric Utilities Corp.:
3 month U.S. LIBOR + 0.250% 0.396% 9/28/23 (b)(c)	8,800,000	8,801,108
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.38% 6/24/24 (b)(c)	18,657,000	18,670,202
Southern California Edison Co.:
3 month U.S. LIBOR + 0.270% 0.3985% 12/3/21 (b)(c)	13,393,000	13,395,470
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.640% 0.69% 4/3/23 (b)(c)	25,000,000	25,079,765
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.830% 0.88% 4/1/24 (b)(c)	25,000,000	25,113,902
		181,286,894
Gas Utilities - 0.5%
ONE Gas, Inc. 3 month U.S. LIBOR + 0.610% 0.7348% 3/11/23 (b)(c)	32,350,000	32,354,152
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (b)(c)	4,524,000	4,524,698
		36,878,850
Multi-Utilities - 0.3%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.650% 0.7% 5/13/24 (b)(c)	13,794,000	13,814,139
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 0.6489% 9/15/23 (b)(c)	12,339,000	12,340,689
		26,154,828

TOTAL UTILITIES		244,320,572

TOTAL NONCONVERTIBLE BONDS
(Cost $5,264,633,874)		5,273,828,498

U.S. Government and Government Agency Obligations - 6.3%
U.S. Government Agency Obligations - 0.7%
Fannie Mae U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.180% 0.23% 7/8/22 (b)(c)	28,529,000	28,565,312
Freddie Mac U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.130% 0.18% 8/5/22 (b)(c)	18,688,000	18,708,284

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		47,273,596

U.S. Treasury Obligations - 5.6%
U.S. Treasury Notes:
0.125% 5/31/22	$152,343,000	$152,402,502
0.125% 6/30/22	11,710,600	11,715,174
0.125% 12/31/22	120,000,000	119,985,937
1.875% 11/30/21	130,300,300	130,885,871

TOTAL U.S. TREASURY OBLIGATIONS		414,989,484

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $461,582,899)		462,263,080

Bank Notes - 3.7%
BBVA U.S.A. 2.875% 6/29/22	46,322,000	47,214,606
Capital One NA 2.15% 9/6/22	38,374,000	39,025,003
Citizens Bank NA 3.25% 2/14/22	16,800,000	16,988,076
Huntington National Bank 2.5% 8/7/22	22,725,000	23,164,647
MUFG Union Bank NA 3.15% 4/1/22	19,025,000	19,303,759
Truist Bank 2.8% 5/17/22	52,565,000	53,439,573
U.S. Bank NA, Cincinnati:
1.8% 1/21/22	13,442,000	13,508,191
3.45% 11/16/21	35,681,000	35,820,696
Wells Fargo Bank NA 3.625% 10/22/21	26,681,000	26,809,805
TOTAL BANK NOTES
(Cost $274,983,546)		275,274,356

Certificates of Deposit - 1.0%
Barclays Bank PLC yankee 0.28% 5/17/22	34,200,000	34,216,416
Royal Bank of Canada yankee 3 month U.S. LIBOR + 0.000% 0.1248% 11/16/21 (b)(c)	39,200,000	39,203,336
TOTAL CERTIFICATES OF DEPOSIT
(Cost $73,400,000)		73,419,752

Commercial Paper - 6.4%
Cigna Corp. 0.29% 2/11/22	34,000,000	33,963,600
Enel Finance America LLC:
yankee:
0.29% 1/7/22	16,407,000	16,394,301
0.3% 1/24/22	19,600,000	19,581,956
0.37% 7/11/22	34,200,000	34,117,369
0.4% 8/11/22	29,300,000	29,220,254
General Motors Financial Co., Inc.:
0.32% 9/17/21	9,800,000	9,798,353
0.34% 10/15/21	14,600,000	14,592,427
0.34% 10/27/21	9,700,000	9,693,319
HSBC U.S.A., Inc. yankee:
0.3% 11/19/21	39,200,000	39,180,228
0.35% 5/13/22	34,250,000	34,171,153
0.4% 10/5/21	34,300,000	34,293,898
0.4% 2/4/22	30,000,000	29,964,153
NatWest Markets PLC yankee:
0.3% 6/21/22	33,200,000	33,141,976
0.35% 4/19/22	34,300,000	34,256,641
Societe Generale yankee 0.295% 4/28/22	35,000,000	34,964,300
Viatris, Inc. 0.68% 4/26/22	25,400,000	25,307,978
Westpac Banking Corp. 3 month U.S. LIBOR + 0.010% 0.1408% 11/22/21 (b)(c)	39,200,000	39,204,767
TOTAL COMMERCIAL PAPER
(Cost $471,621,795)		471,846,673
	Shares	Value

Money Market Funds - 10.9%
Fidelity Cash Central Fund 0.06% (e)
(Cost $804,054,871)	803,946,957	804,107,746
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $7,350,276,985)		7,360,740,105
NET OTHER ASSETS (LIABILITIES) - 0.2%		14,108,152
NET ASSETS - 100%		$7,374,848,257

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $993,571,717 or 13.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,149,687,807	$5,966,749,141	$6,312,330,310	$571,516	$1,108	$--	$804,107,746	1.3%
Total	$1,149,687,807	$5,966,749,141	$6,312,330,310	$571,516	$1,108	$--	$804,107,746

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$5,273,828,498	$--	$5,269,062,736	$4,765,762
U.S. Government and Government Agency Obligations	462,263,080	--	462,263,080	--
Bank Notes	275,274,356	--	275,274,356	--
Certificates of Deposit	73,419,752	--	73,419,752	--
Commercial Paper	471,846,673	--	471,846,673	--
Money Market Funds	804,107,746	804,107,746	--	--
Total Investments in Securities:	$7,360,740,105	$804,107,746	$6,551,866,597	$4,765,762

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.5%
Canada	7.0%
United Kingdom	6.5%
Japan	5.9%
France	1.8%
Netherlands	1.4%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,546,222,114)	$6,556,632,359
Fidelity Central Funds (cost $804,054,871)	804,107,746
Total Investment in Securities (cost $7,350,276,985)		$7,360,740,105
Receivable for fund shares sold		3,592,649
Interest receivable		23,380,571
Distributions receivable from Fidelity Central Funds		46,105
Receivable from investment adviser for expense reductions		519,743
Other receivables		4,234
Total assets		7,388,283,407
Liabilities
Payable for fund shares redeemed	$10,831,352
Distributions payable	296,404
Accrued management fee	1,902,028
Other affiliated payables	401,129
Other payables and accrued expenses	4,237
Total liabilities		13,435,150
Net Assets		$7,374,848,257
Net Assets consist of:
Paid in capital		$7,363,668,066
Total accumulated earnings (loss)		11,180,191
Net Assets		$7,374,848,257
Net Asset Value and Maximum Offering Price
Conservative Income Bond:
Net Asset Value, offering price and redemption price per share ($2,010,520,361 ÷ 199,989,586 shares)		$10.05
Institutional Class:
Net Asset Value, offering price and redemption price per share ($5,364,327,896 ÷ 533,586,353 shares)		$10.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$50,509,793
Income from Fidelity Central Funds		571,516
Total income		51,081,309
Expenses
Management fee	$24,053,298
Transfer agent fees	5,202,279
Independent trustees' fees and expenses	25,328
Miscellaneous	6,467
Total expenses before reductions	29,287,372
Expense reductions	(6,800,796)
Total expenses after reductions		22,486,576
Net investment income (loss)		28,594,733
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,783,382
Redemptions in-kind with affiliated entities	13,415,706
Fidelity Central Funds	1,108
Total net realized gain (loss)		15,200,196
Change in net unrealized appreciation (depreciation) on investment securities		(29,922,128)
Net gain (loss)		(14,721,932)
Net increase (decrease) in net assets resulting from operations		$13,872,801

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,594,733	$189,495,343
Net realized gain (loss)	15,200,196	1,616,347
Change in net unrealized appreciation (depreciation)	(29,922,128)	24,041,227
Net increase (decrease) in net assets resulting from operations	13,872,801	215,152,917
Distributions to shareholders	(30,846,321)	(189,539,627)
Share transactions - net increase (decrease)	(4,816,373,672)	53,187,662
Total increase (decrease) in net assets	(4,833,347,192)	78,800,952
Net Assets
Beginning of period	12,208,195,449	12,129,394,497
End of period	$7,374,848,257	$12,208,195,449

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Conservative Income Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.07	$10.04	$10.04	$10.04	$10.03
Income from Investment Operations
Net investment income (loss)A	.029	.146	.247	.180	.106
Net realized and unrealized gain (loss)	(.019)	.031	–B	(.004)	.011
Total from investment operations	.010	.177	.247	.176	.117
Distributions from net investment income	(.028)	(.147)	(.247)	(.176)	(.105)
Distributions from net realized gain	(.002)	–	–	–	(.002)
Total distributions	(.030)	(.147)	(.247)	(.176)	(.107)
Net asset value, end of period	$10.05	$10.07	$10.04	$10.04	$10.04
Total ReturnC	.10%	1.77%	2.49%	1.77%	1.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.29%	1.45%	2.46%	1.80%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$2,010,520	$2,845,333	$2,757,403	$2,432,108	$1,818,466
Portfolio turnover rateF	62%G	56%	36%	40%	45%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Conservative Income Bond Fund Institutional Class

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.07	$10.04	$10.04	$10.04	$10.03
Income from Investment Operations
Net investment income (loss)A	.039	.156	.257	.190	.116
Net realized and unrealized gain (loss)	(.019)	.031	–B	(.004)	.011
Total from investment operations	.020	.187	.257	.186	.127
Distributions from net investment income	(.038)	(.157)	(.257)	(.186)	(.115)
Distributions from net realized gain	(.002)	–	–	–	(.002)
Total distributions	(.040)	(.157)	(.257)	(.186)	(.117)
Net asset value, end of period	$10.05	$10.07	$10.04	$10.04	$10.04
Total ReturnC	.20%	1.88%	2.59%	1.87%	1.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	.39%	1.55%	2.56%	1.90%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$5,364,328	$9,362,863	$9,371,991	$7,921,474	$5,627,727
Portfolio turnover rateF	62%G	56%	36%	40%	45%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Conservative Income Bond Fund	$4,234

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in kind and deferred Trustees compensation.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,847,231
Gross unrealized depreciation	(384,111)
Net unrealized appreciation (depreciation)	$10,463,120
Tax Cost	$7,350,276,985

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,000,322
Net unrealized appreciation (depreciation) on securities and other investments	$10,463,120

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$30,846,321	$ 189,539,627

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Conservative Income Bond Fund	3,436,143,822	3,183,959,606

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Bond Class and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Conservative Income Bond	$2,386,792.10
Institutional Class	2,815,487.05
	$5,202,279

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Conservative Income Bond Fund	354,860,413	13,415,706	3,573,444,362	Institutional Class

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Conservative Income Bond Fund	$6,467

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Bond	.35%	$1,181,601
Institutional Class	.25%	5,619,044
		$6,800,645

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $151.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Conservative Income Bond Fund
Distributions to shareholders
Conservative Income Bond	$7,481,848	$40,182,095
Institutional Class	23,364,473	149,357,532
Total	$30,846,321	$189,539,627

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Conservative Income Bond Fund
Conservative Income Bond
Shares sold	84,524,483	192,364,539	$850,311,821	$1,931,691,607
Reinvestment of distributions	663,621	3,564,986	6,676,051	35,770,481
Shares redeemed	(167,665,537)	(188,002,700)	(1,686,527,567)	(1,882,686,871)
Net increase (decrease)	(82,477,433)	7,926,825	$(829,539,695)	$84,775,217
Institutional Class
Shares sold	450,919,587	767,805,537	$4,535,537,168	$7,707,161,422
Reinvestment of distributions	1,695,986	11,217,657	17,061,195	112,542,352
Shares redeemed	(848,523,275)	(782,649,305)	(8,539,432,340)	(7,851,291,329)
Net increase (decrease)	(395,907,702)	(3,626,111)	$(3,986,833,977)	$(31,587,555)

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Conservative Income Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Conservative Income Bond Fund
Conservative Income Bond	.35%
Actual		$1,000.00	$999.90	$1.76
Hypothetical-C		$1,000.00	$1,023.44	$1.79
Institutional Class	.25%
Actual		$1,000.00	$1,000.40	$1.26
Hypothetical-C		$1,000.00	$1,023.95	$1.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Conservative Income Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Conservative Income Bond Fund
Fidelity Conservative Income Bond Fund	10/11/21	10/08/21	$0.002
Class I	10/11/21	10/08/21	$0.002

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31 2021, $1,000,322, or, if subsequently determined to be different, the net capital gain of such year.

A total of 9.91% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $90,289,774 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 71.84% of the short-term capital gain dividends distributed in September during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $118,572,791 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

FCV-ANN-1021
1.924089.110

Fidelity® Corporate Bond Fund

Annual Report

August 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(1.85)%	3.88%	4.47%
Class M (incl. 4.00% sales charge)	(1.87)%	3.81%	4.41%
Class C (incl. contingent deferred sales charge)	0.47%	3.95%	4.26%
Fidelity® Corporate Bond Fund	2.56%	5.07%	5.24%
Class I	2.51%	5.03%	5.19%
Class Z	2.66%	5.11%	5.23%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Corporate Bond Fund, a class of the fund, on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Credit Bond Index performed over the same period.

Period Ending Values
$16,662	Fidelity® Corporate Bond Fund
$15,889	Bloomberg U.S. Credit Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg Barclays index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers David Prothro and Matthew Bartlett:  For the fiscal year ending August 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 1% to 3%, with half outpacing the 2.26% return of the benchmark, the Bloomberg U.S. Credit Bond Index. Security selection among investment-grade corporate bonds and moderately greater-than-benchmark credit risk fueled the fund's relative performance. Picks within the industrials sector were the biggest contributors, led by selections in energy and transportation. Selection among consumer staples issuers provided a further boost. Within financials, selections among insurance companies and banks notably aided fund performance, as did selection and an overweighting in REITs (real estate investment trusts). Outside of corporate credit, underweighting government-related categories helped on a relative basis, as they lagged corporate bonds. On the downside, a small out-of-benchmark allocation to U.S. Treasuries, along with a modest cash position – held for hedging and liquidity purposes – dampened the fund’s relative result. As of August 31, we have a positive view of the market’s fundamental environment, and are largely constructive on the supply/demand backdrop. However, we plan to take a cautious approach toward adding risk to the fund, given the market’s elevated valuation following a strong post-COVID rally.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Jay Small assumed co-management responsibilities for the fund, joining Co-Managers David Prothro, Matthew Bartlett and Ben Tarlow. David Prothro plans to retire from Fidelity on December 31, 2021. At that time, the remaining co-managers will continue to oversee the fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	4.4%
AAA	0.2%
AA	0.9%
A	18.5%
BBB	58.9%
BB and Below	13.0%
Short-Term Investments and Net Other Assets	4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	90.1%
U.S. Government and U.S. Government Agency Obligations	4.4%
Asset-Backed Securities	0.1%
Municipal Bonds	0.2%
Other Investments	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments – 19.2%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 90.1%
	Principal Amount	Value
COMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 3.3%
AT&T, Inc.:
2.25% 2/1/32	$13,000,000	$12,918,552
3.55% 9/15/55 (a)	5,501,000	5,628,888
3.65% 9/15/59 (a)	3,848,000	3,958,602
3.8% 12/1/57 (a)	16,364,000	17,404,615
4.3% 2/15/30	5,000,000	5,817,088
4.5% 5/15/35	3,834,000	4,546,269
Level 3 Financing, Inc. 3.4% 3/1/27 (a)	8,250,000	8,694,015
Verizon Communications, Inc.:
2.55% 3/21/31	2,643,000	2,730,067
3% 11/20/60	8,375,000	8,065,109
3.15% 3/22/30	721,000	782,122
3.7% 3/22/61	12,000,000	13,194,143
4.016% 12/3/29	10,000,000	11,502,892
4.329% 9/21/28	2,268,000	2,648,308
4.4% 11/1/34	13,039,000	15,697,701
4.5% 8/10/33	1,048,000	1,268,289
		114,856,660
Entertainment - 0.4%
The Walt Disney Co. 3.8% 3/22/30	11,650,000	13,430,794
Interactive Media & Services - 0.2%
Tencent Holdings Ltd.:
2.88% 4/22/31 (a)	2,810,000	2,923,046
3.575% 4/11/26 (a)	3,730,000	4,061,737
		6,984,783
Media - 3.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.5% 8/15/30 (a)	13,200,000	13,792,152
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.85% 4/1/61	8,500,000	8,458,643
5.375% 5/1/47	4,670,000	5,746,692
Comcast Corp.:
2.937% 11/1/56 (a)	2,589,000	2,564,520
2.987% 11/1/63 (a)	10,034,000	9,874,075
3.999% 11/1/49	1,427,000	1,696,267
Discovery Communications LLC:
3.95% 3/20/28	13,000,000	14,521,947
4.65% 5/15/50	5,800,000	6,881,611
Fox Corp.:
3.05% 4/7/25	2,000,000	2,138,274
3.5% 4/8/30	9,550,000	10,506,070
4.709% 1/25/29	405,000	476,798
5.476% 1/25/39	400,000	519,097
5.576% 1/25/49	265,000	364,527
Time Warner Cable LLC:
5.5% 9/1/41	561,000	700,606
5.875% 11/15/40	7,482,000	9,647,144
6.55% 5/1/37	1,930,000	2,633,679
6.75% 6/15/39	1,246,000	1,740,223
7.3% 7/1/38	6,915,000	10,073,288
		102,335,613
Wireless Telecommunication Services - 1.3%
T-Mobile U.S.A., Inc.:
3.5% 4/15/25	11,000,000	11,872,850
3.75% 4/15/27	7,500,000	8,300,775
Vodafone Group PLC:
3.25% 6/4/81 (b)	2,900,000	2,947,125
4.125% 5/30/25	5,882,000	6,544,856
4.375% 5/30/28	6,017,000	6,999,667
5.25% 5/30/48	7,000,000	9,324,653
		45,989,926

TOTAL COMMUNICATION SERVICES		283,597,776

CONSUMER DISCRETIONARY - 5.2%
Automobiles - 1.2%
General Motors Co.:
5% 4/1/35	2,279,000	2,745,909
5.2% 4/1/45	2,600,000	3,187,021
5.4% 4/1/48	1,050,000	1,329,932
5.95% 4/1/49	4,960,000	6,752,429
General Motors Financial Co., Inc. 5.2% 3/20/23	2,705,000	2,888,554
Volkswagen Group of America Finance LLC:
1.625% 11/24/27 (a)	12,000,000	11,981,209
3.125% 5/12/23 (a)	2,177,000	2,267,113
4.75% 11/13/28 (a)	8,072,000	9,545,947
		40,698,114
Diversified Consumer Services - 0.4%
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	5,146,000	5,788,943
5.75% 6/15/43	358,000	523,699
Massachusetts Institute of Technology 3.885% 7/1/2116	6,610,000	8,420,390
		14,733,032
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.:
3.625% 9/1/49	5,693,000	6,395,653
4.875% 12/9/45	6,679,000	8,786,932
		15,182,585
Household Durables - 0.4%
Lennar Corp. 4.875% 12/15/23	5,999,000	6,482,699
Toll Brothers Finance Corp. 4.375% 4/15/23	5,162,000	5,381,385
		11,864,084
Internet & Direct Marketing Retail - 0.0%
Alibaba Group Holding Ltd. 2.125% 2/9/31	1,065,000	1,046,607
Multiline Retail - 0.8%
Dollar General Corp. 3.5% 4/3/30	11,170,000	12,438,743
Dollar Tree, Inc.:
4% 5/15/25	6,286,000	6,902,492
4.2% 5/15/28	6,377,000	7,257,378
		26,598,613
Specialty Retail - 2.0%
Advance Auto Parts, Inc. 1.75% 10/1/27	5,010,000	5,017,364
AutoNation, Inc.:
1.95% 8/1/28	12,350,000	12,278,193
4.75% 6/1/30	354,000	417,534
AutoZone, Inc. 4% 4/15/30	9,600,000	10,995,858
Lowe's Companies, Inc.:
3% 10/15/50	11,700,000	11,771,717
3.65% 4/5/29	6,377,000	7,157,944
O'Reilly Automotive, Inc.:
3.9% 6/1/29	2,918,000	3,313,935
4.35% 6/1/28	6,286,000	7,303,210
Ross Stores, Inc. 4.6% 4/15/25	5,150,000	5,779,824
The Home Depot, Inc. 5.95% 4/1/41	846,000	1,239,396
Triton Container International Ltd. 1.15% 6/7/24 (a)	5,450,000	5,454,061
		70,729,036

TOTAL CONSUMER DISCRETIONARY		180,852,071

CONSUMER STAPLES - 5.2%
Beverages - 1.8%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.9% 2/1/46	4,000,000	5,103,757
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	2,027,000	2,479,719
4.9% 2/1/46	966,000	1,219,966
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	15,000,000	16,707,164
4.5% 6/1/50	7,000,000	8,702,391
4.6% 4/15/48	10,509,000	12,923,028
4.9% 1/23/31	5,729,000	7,055,776
Constellation Brands, Inc. 2.875% 5/1/30	8,624,000	9,079,137
		63,270,938
Food & Staples Retailing - 0.3%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (a)	9,622,000	10,097,721
Food Products - 0.9%
Conagra Brands, Inc. 4.6% 11/1/25	7,750,000	8,753,064
JBS U.S.A. Lux SA / JBS Food Co. 5.5% 1/15/30 (a)	12,850,000	14,501,868
McCormick & Co., Inc. 2.5% 4/15/30	4,060,000	4,207,732
Smithfield Foods, Inc. 3% 10/15/30 (a)	2,115,000	2,154,788
		29,617,452
Tobacco - 2.2%
Altria Group, Inc.:
3.4% 2/4/41	10,300,000	9,901,249
4.25% 8/9/42	1,221,000	1,294,681
4.8% 2/14/29	99,000	115,150
BAT Capital Corp.:
2.259% 3/25/28	11,550,000	11,605,704
3.215% 9/6/26	11,285,000	12,046,734
3.222% 8/15/24	5,433,000	5,765,245
3.557% 8/15/27	8,000,000	8,657,288
3.984% 9/25/50	5,000,000	4,950,249
4.7% 4/2/27	2,012,000	2,285,627
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (a)	7,764,000	8,379,427
3.75% 7/21/22 (a)	4,340,000	4,432,245
4.25% 7/21/25 (a)	4,713,000	5,175,013
Philip Morris International, Inc. 4.375% 11/15/41	1,886,000	2,218,963
Reynolds American, Inc.:
4.45% 6/12/25	527,000	583,979
5.7% 8/15/35	274,000	334,983
		77,746,537

TOTAL CONSUMER STAPLES		180,732,648

ENERGY - 9.8%
Energy Equipment & Services - 0.4%
Baker Hughes Co. 4.486% 5/1/30	12,000,000	14,189,716
Oil, Gas & Consumable Fuels - 9.4%
Boardwalk Pipelines LP:
3.375% 2/1/23	2,784,000	2,867,046
4.95% 12/15/24	3,700,000	4,112,276
Canadian Natural Resources Ltd.:
2.95% 7/15/30	7,890,000	8,236,549
3.9% 2/1/25	3,884,000	4,214,163
5.85% 2/1/35	476,000	616,383
6.25% 3/15/38	3,908,000	5,271,946
Cenovus Energy, Inc.:
3.8% 9/15/23	6,904,000	7,264,348
4.25% 4/15/27	2,604,000	2,889,135
5.375% 7/15/25	9,137,000	10,371,218
6.75% 11/15/39	2,623,000	3,541,985
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	5,721,000	6,499,518
ConocoPhillips Co.:
6.5% 2/1/39	4,132,000	6,096,335
6.95% 4/15/29	2,739,000	3,706,594
DCP Midstream Operating LP:
3.875% 3/15/23	201,000	206,528
4.95% 4/1/22	1,729,000	1,746,290
5.125% 5/15/29	8,176,000	9,075,360
5.375% 7/15/25	5,000,000	5,506,250
5.6% 4/1/44	307,000	351,515
5.85% 5/21/43 (a)(b)	6,734,000	6,228,950
Eastern Gas Transmission & Storage, Inc.:
3% 11/15/29 (a)	7,508,000	7,990,187
3.9% 11/15/49 (a)	7,000,000	7,740,343
Enbridge, Inc.:
4.25% 12/1/26	383,000	430,423
5.5% 12/1/46	3,408,000	4,667,256
Energy Transfer LP:
3.75% 5/15/30	655,000	711,179
4% 10/1/27	4,055,000	4,506,445
4.2% 9/15/23	259,000	275,723
4.25% 4/1/24	11,475,000	12,310,302
4.95% 6/15/28	882,000	1,021,628
5.4% 10/1/47	1,753,000	2,127,903
5.8% 6/15/38	493,000	608,044
6% 6/15/48	322,000	411,416
Enterprise Products Operating LP:
3.75% 2/15/25	492,000	534,644
4.85% 3/15/44	1,818,000	2,255,224
4.95% 10/15/54	2,188,000	2,829,782
Florida Gas Transmission Co. LLC 4.35% 7/15/25 (a)	4,510,000	4,999,457
Hess Corp.:
4.3% 4/1/27	11,267,000	12,517,879
5.6% 2/15/41	6,914,000	8,627,480
Magellan Midstream Partners LP 3.25% 6/1/30	10,200,000	10,986,353
MPLX LP:
1.75% 3/1/26	9,336,000	9,454,180
2.65% 8/15/30	12,000,000	12,182,844
4.875% 12/1/24	381,000	423,933
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 1.450% 1.5748% 8/15/22 (b)(c)	9,718,000	9,678,569
2.9% 8/15/24	1,164,000	1,193,100
3.2% 8/15/26	157,000	161,942
3.5% 8/15/29	10,000,000	10,362,900
4.3% 8/15/39	76,000	77,330
4.4% 8/15/49	76,000	76,594
5.55% 3/15/26	670,000	747,050
Ovintiv, Inc.:
5.15% 11/15/41	1,620,000	1,802,562
7.375% 11/1/31	1,041,000	1,394,025
8.125% 9/15/30	4,649,000	6,335,780
Petroleos Mexicanos:
4.5% 1/23/26	7,000,000	7,077,000
6.49% 1/23/27	991,000	1,047,487
6.5% 3/13/27	8,572,000	9,073,462
Phillips 66 Co. 3.85% 4/9/25	234,000	255,830
Plains All American Pipeline LP/PAA Finance Corp.:
3.8% 9/15/30	1,694,000	1,824,557
3.85% 10/15/23	4,984,000	5,252,848
4.65% 10/15/25	5,859,000	6,528,801
Qatar Petroleum 2.25% 7/12/31 (a)	12,715,000	12,810,363
Southeast Supply Header LLC 4.25% 6/15/24 (a)	667,000	666,854
Spectra Energy Partners LP:
3.375% 10/15/26	4,157,000	4,503,779
4.5% 3/15/45	872,000	1,030,635
The Williams Companies, Inc.:
3.5% 11/15/30	3,807,000	4,178,236
3.9% 1/15/25	252,000	273,362
5.75% 6/24/44	4,411,000	5,891,870
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30	448,000	484,991
Valero Energy Corp.:
1.2% 3/15/24	11,807,000	11,898,530
2.85% 4/15/25	384,000	405,269
Western Gas Partners LP:
4.65% 7/1/26	238,000	256,564
5.3% 2/1/30	21,139,000	23,688,575
		325,393,879

TOTAL ENERGY		339,583,595

FINANCIALS - 30.5%
Banks - 16.1%
AIB Group PLC:
4.263% 4/10/25 (a)(b)	5,181,000	5,565,827
4.75% 10/12/23 (a)	6,356,000	6,864,163
Banco Santander SA 2.749% 12/3/30	17,400,000	17,490,726
Bank Ireland Group PLC 4.5% 11/25/23 (a)	6,356,000	6,844,293
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (b)(c)	9,000,000	9,268,747
1.898% 7/23/31 (b)	11,200,000	10,970,111
2.592% 4/29/31 (b)	12,500,000	12,940,330
3.194% 7/23/30 (b)	16,960,000	18,355,730
3.705% 4/24/28 (b)	6,286,000	6,967,670
4% 1/22/25	2,943,000	3,216,487
6.11% 1/29/37	2,152,000	2,961,713
Bank of Montreal 1.85% 5/1/25	3,316,000	3,427,866
Bank of Nova Scotia 4.5% 12/16/25	6,650,000	7,535,467
Barclays PLC:
1.007% 12/10/24 (b)	4,697,000	4,717,993
3.65% 3/16/25	3,904,000	4,230,273
3.811% 3/10/42 (b)	12,000,000	13,052,667
5.088% 6/20/30 (b)	10,793,000	12,600,265
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.000% 1.323% 1/13/27 (a)(b)(c)	6,494,000	6,440,539
1.904% 9/30/28 (a)(b)	11,750,000	11,839,607
2.219% 6/9/26 (a)(b)	3,473,000	3,574,945
2.824% 1/26/41 (a)	9,300,000	9,010,078
4.625% 3/13/27 (a)	4,075,000	4,614,460
BPCE SA:
2.277% 1/20/32 (a)(b)	12,075,000	11,916,318
4% 9/12/23 (a)	6,166,000	6,581,342
CIT Group, Inc. 5% 8/1/23	4,885,000	5,263,588
Citigroup, Inc.:
2.666% 1/29/31 (b)	8,200,000	8,519,812
3.106% 4/8/26 (b)	14,000,000	14,972,139
3.98% 3/20/30 (b)	12,000,000	13,626,575
4.4% 6/10/25	1,331,000	1,480,707
4.6% 3/9/26	921,000	1,049,178
5.5% 9/13/25	1,181,000	1,372,382
8.125% 7/15/39	1,728,000	2,979,837
Citizens Financial Group, Inc. 2.638% 9/30/32	6,941,000	7,056,924
Credit Agricole SA 2.811% 1/11/41 (a)	6,691,000	6,503,670
Danske Bank A/S:
1.171% 12/8/23 (a)(b)	16,700,000	16,784,916
3.001% 9/20/22 (a)(b)	7,399,000	7,407,871
Fifth Third Bancorp 8.25% 3/1/38	3,460,000	5,824,616
HSBC Holdings PLC:
2.357% 8/18/31 (b)	24,800,000	24,908,481
2.848% 6/4/31 (b)	9,800,000	10,227,269
4.041% 3/13/28 (b)	6,005,000	6,688,423
4.95% 3/31/30	462,000	557,960
Huntington Bancshares, Inc.:
2.487% 8/15/36 (a)(b)	9,956,000	9,973,962
4% 5/15/25	5,332,000	5,898,692
Intesa Sanpaolo SpA 5.71% 1/15/26 (a)	16,505,000	18,560,795
JPMorgan Chase & Co.:
2.739% 10/15/30 (b)	15,000,000	15,802,931
2.956% 5/13/31 (b)	1,884,000	1,995,103
Lloyds Banking Group PLC:
2.907% 11/7/23 (b)	5,633,000	5,787,862
3.87% 7/9/25 (b)	5,500,000	5,956,115
4.375% 3/22/28	6,937,000	7,983,223
Mitsubishi UFJ Financial Group, Inc. 2.193% 2/25/25	12,500,000	13,001,644
Rabobank Nederland:
3.75% 7/21/26	6,754,000	7,471,288
4.625% 12/1/23	4,531,000	4,930,136
Royal Bank of Canada 4.65% 1/27/26	1,061,000	1,212,052
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	5,080,000	5,626,458
6% 12/19/23	17,115,000	19,068,343
Santander Holdings U.S.A., Inc. 3.5% 6/7/24	6,658,000	7,102,770
Societe Generale:
1.488% 12/14/26 (a)(b)	4,601,000	4,576,424
3.625% 3/1/41 (a)	12,500,000	12,803,350
Standard Chartered PLC 3.785% 5/21/25 (a)(b)	6,937,000	7,424,608
SVB Financial Group 3.125% 6/5/30	2,947,000	3,190,109
Synovus Financial Corp. 3.125% 11/1/22	5,134,000	5,257,365
UniCredit SpA 1.982% 6/3/27 (a)(b)	9,900,000	9,908,602
Wells Fargo & Co.:
2.164% 2/11/26 (b)	14,170,000	14,708,532
2.188% 4/30/26 (b)	12,500,000	12,983,299
3.068% 4/30/41 (b)	12,500,000	13,102,026
Zions Bancorp NA 3.25% 10/29/29	8,229,000	8,703,275
		559,240,929
Capital Markets - 6.3%
Ares Capital Corp.:
2.15% 7/15/26	10,800,000	10,878,782
3.25% 7/15/25	5,300,000	5,600,347
3.875% 1/15/26	6,017,000	6,473,674
4.25% 3/1/25	5,162,000	5,566,735
Blackstone Holdings Finance Co. LLC:
2.8% 9/30/50 (a)	2,000,000	1,958,041
3.5% 9/10/49 (a)	7,409,000	8,377,329
Credit Suisse AG 2.95% 4/9/25	8,090,000	8,640,899
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	3,093,000	3,219,421
3.091% 5/14/32 (a)(b)	8,500,000	8,866,165
4.194% 4/1/31 (a)(b)	9,628,000	10,907,213
4.55% 4/17/26	4,872,000	5,521,030
Deutsche Bank AG 4.5% 4/1/25	5,283,000	5,692,432
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (b)	12,621,000	12,894,725
3.035% 5/28/32 (b)	6,468,000	6,672,309
Goldman Sachs Group, Inc.:
2.905% 7/24/23 (b)	6,721,000	6,868,929
3.5% 4/1/25	6,500,000	7,037,557
3.5% 11/16/26	5,162,000	5,619,397
3.75% 5/22/25	9,653,000	10,517,624
3.75% 2/25/26	4,490,000	4,956,269
Moody's Corp.:
2.55% 8/18/60	4,129,000	3,707,847
5.25% 7/15/44	3,041,000	4,166,179
Morgan Stanley:
1.794% 2/13/32 (b)	11,750,000	11,359,369
2.188% 4/28/26 (b)	11,770,000	12,233,082
2.699% 1/22/31 (b)	10,000,000	10,470,791
3.737% 4/24/24 (b)	6,219,000	6,546,303
3.875% 1/27/26	4,507,000	5,025,203
4.3% 1/27/45	851,000	1,059,475
5% 11/24/25	7,363,000	8,473,336
Peachtree Corners Funding Trust 3.976% 2/15/25 (a)	6,763,000	7,404,077
State Street Corp.:
2.825% 3/30/23 (b)	223,000	226,317
2.901% 3/30/26 (b)	209,000	223,184
UBS Group AG 3.126% 8/13/30 (a)(b)	8,605,000	9,301,842
		216,465,883
Consumer Finance - 2.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	6,211,000	6,145,259
3.3% 1/23/23	5,445,000	5,630,245
4.875% 1/16/24	371,000	402,666
Ally Financial, Inc.:
3.05% 6/5/23	4,445,000	4,621,971
3.875% 5/21/24	1,970,000	2,124,153
5.75% 11/20/25	5,913,000	6,774,182
5.8% 5/1/25	1,997,000	2,311,246
8% 11/1/31	5,566,000	8,159,513
Capital One Financial Corp. 2.359% 7/29/32 (b)	13,862,000	13,763,486
Discover Financial Services 4.5% 1/30/26	1,042,000	1,176,354
Ford Motor Credit Co. LLC:
3.375% 11/13/25	8,750,000	9,056,250
3.625% 6/17/31	200,000	206,000
4.063% 11/1/24	8,000,000	8,455,600
GE Capital International Funding Co. 4.418% 11/15/35	6,645,000	8,065,769
Synchrony Financial 4.375% 3/19/24	513,000	555,267
		77,447,961
Diversified Financial Services - 2.2%
Athene Global Funding:
1.45% 1/8/26 (a)	17,950,000	18,076,347
2.5% 3/24/28 (a)	7,200,000	7,446,023
BP Capital Markets America, Inc. 2.939% 6/4/51	12,000,000	11,764,892
Brixmor Operating Partnership LP:
2.25% 4/1/28	3,781,000	3,859,906
4.05% 7/1/30	2,172,000	2,458,444
4.125% 5/15/29	1,112,000	1,266,985
DH Europe Finance II SARL 3.4% 11/15/49	5,857,000	6,521,647
Equitable Holdings, Inc.:
4.35% 4/20/28	6,107,000	7,014,262
5% 4/20/48	2,979,000	3,869,449
Rexford Industrial Realty LP 2.15% 9/1/31	4,635,000	4,554,500
Voya Financial, Inc.:
4.7% 1/23/48 (b)	5,029,000	5,321,672
5.7% 7/15/43	2,341,000	3,268,308
		75,422,435
Insurance - 3.7%
AIA Group Ltd.:
3.2% 9/16/40 (a)	1,743,000	1,804,246
3.375% 4/7/30 (a)	2,730,000	3,021,637
3.6% 4/9/29 (a)	3,500,000	3,917,080
3.9% 4/6/28 (a)	6,436,000	7,262,240
American International Group, Inc.:
4.375% 1/15/55	2,411,000	3,013,523
4.5% 7/16/44	5,237,000	6,489,805
5.75% 4/1/48 (b)	5,747,000	6,633,475
AmFam Holdings, Inc. 2.805% 3/11/31 (a)	8,775,000	9,100,590
Aon Corp. 6.25% 9/30/40	228,000	330,936
Assurant, Inc. 2.65% 1/15/32	12,450,000	12,526,489
Athene Holding Ltd. 3.95% 5/25/51	2,575,000	2,907,504
Brown & Brown, Inc. 2.375% 3/15/31	5,701,000	5,771,931
Empower Finance 2020 LP 3.075% 9/17/51 (a)	5,656,000	5,893,888
Fairfax Financial Holdings Ltd. 3.375% 3/3/31 (a)	5,515,000	5,819,340
Hartford Financial Services Group, Inc. 4.3% 4/15/43	1,090,000	1,319,547
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (a)	2,604,000	2,842,579
Pacific LifeCorp:
3.35% 9/15/50 (a)	11,300,000	12,283,433
5.125% 1/30/43 (a)	1,156,000	1,489,537
Pricoa Global Funding I 5.625% 6/15/43 (b)	4,490,000	4,794,997
Principal Financial Group, Inc. 3.7% 5/15/29	1,265,000	1,428,547
Prudential Financial, Inc. 3.935% 12/7/49	1,354,000	1,618,955
Reliance Standard Life Global Funding II 2.75% 5/7/25 (a)	8,978,000	9,462,842
Unum Group:
4.125% 6/15/51	8,470,000	8,586,123
5.75% 8/15/42	3,366,000	4,239,460
Willis Group North America, Inc. 3.6% 5/15/24	6,009,000	6,433,394
		128,992,098

TOTAL FINANCIALS		1,057,569,306

HEALTH CARE - 8.1%
Biotechnology - 1.4%
AbbVie, Inc.:
3.2% 11/21/29	10,000,000	10,930,207
4.05% 11/21/39	5,000,000	5,874,830
4.25% 11/21/49	5,700,000	6,914,598
4.55% 3/15/35	4,916,000	5,981,889
Amgen, Inc. 4.663% 6/15/51	6,000,000	7,784,537
Regeneron Pharmaceuticals, Inc.:
1.75% 9/15/30	5,900,000	5,675,298
2.8% 9/15/50	4,000,000	3,785,412
		46,946,771
Health Care Providers & Services - 3.7%
Anthem, Inc. 2.25% 5/15/30	13,225,000	13,460,509
Centene Corp.:
2.625% 8/1/31	7,080,000	7,177,350
3% 10/15/30	8,900,000	9,183,354
4.25% 12/15/27	1,615,000	1,705,844
4.625% 12/15/29	2,505,000	2,747,709
Cigna Corp.:
3.4% 3/15/50	7,000,000	7,446,835
3.4% 3/15/51	7,000,000	7,475,046
4.125% 11/15/25	838,000	936,244
4.375% 10/15/28	1,336,000	1,558,916
4.8% 8/15/38	4,331,000	5,418,014
4.9% 12/15/48	831,000	1,087,115
CVS Health Corp.:
3.625% 4/1/27	588,000	652,524
4.3% 3/25/28	4,379,000	5,041,946
4.78% 3/25/38	3,477,000	4,327,054
HCA Holdings, Inc.:
5.125% 6/15/39	3,015,000	3,797,689
5.25% 6/15/49	3,323,000	4,336,995
Quest Diagnostics, Inc. 2.95% 6/30/30	20,000,000	21,400,690
UnitedHealth Group, Inc.:
3.95% 10/15/42	119,000	142,011
4.25% 3/15/43	2,244,000	2,788,244
4.625% 7/15/35	671,000	853,257
4.75% 7/15/45	1,642,000	2,188,844
Universal Health Services, Inc.:
2.65% 10/15/30 (a)	15,083,000	15,367,993
2.65% 1/15/32 (a)	8,293,000	8,342,931
		127,437,114
Pharmaceuticals - 3.0%
AstraZeneca Finance LLC 2.25% 5/28/31	1,831,000	1,890,513
AstraZeneca PLC 6.45% 9/15/37	4,965,000	7,472,853
Bayer U.S. Finance II LLC:
3.375% 7/15/24 (a)	7,000,000	7,426,832
4.25% 12/15/25 (a)	13,334,000	14,844,980
4.375% 12/15/28 (a)	8,500,000	9,761,280
4.875% 6/25/48 (a)	8,545,000	10,823,329
Bristol-Myers Squibb Co. 4.25% 10/26/49	6,458,000	8,221,674
Elanco Animal Health, Inc.:
5.272% 8/28/23 (b)	283,000	303,164
5.9% 8/28/28 (b)	11,422,000	13,370,707
Mylan NV 4.55% 4/15/28	8,085,000	9,321,465
Perrigo Finance PLC 3.15% 6/15/30	10,400,000	10,712,281
Viatris, Inc.:
2.7% 6/22/30 (a)	8,964,000	9,172,391
4% 6/22/50 (a)	1,751,000	1,906,259
		105,227,728

TOTAL HEALTH CARE		279,611,613

INDUSTRIALS - 5.8%
Aerospace & Defense - 1.7%
BAE Systems PLC:
3% 9/15/50 (a)	6,954,000	6,914,919
3.4% 4/15/30 (a)	863,000	946,037
Lockheed Martin Corp. 4.09% 9/15/52	2,688,000	3,404,127
Northrop Grumman Corp.:
2.93% 1/15/25	50,000	53,167
4.03% 10/15/47	5,388,000	6,457,002
The Boeing Co.:
2.75% 2/1/26	3,325,000	3,475,318
5.04% 5/1/27	16,500,000	19,021,860
5.15% 5/1/30	16,500,000	19,522,204
		59,794,634
Airlines - 1.0%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	2,677,453	2,565,083
American Airlines, Inc. 3.75% 4/15/27	3,684,659	3,571,384
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 9/15/36 (a)	2,286,000	2,310,996
Southwest Airlines Co.:
5.125% 6/15/27	7,250,000	8,476,267
5.25% 5/4/25	12,600,000	14,280,739
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	2,126,597	2,091,936
United Airlines, Inc. equipment trust certificate 4.6% 9/1/27	1,770,371	1,829,437
		35,125,842
Building Products - 0.6%
Carlisle Companies, Inc. 2.75% 3/1/30	10,000,000	10,472,169
Carrier Global Corp. 2.7% 2/15/31	10,200,000	10,634,690
		21,106,859
Electrical Equipment - 0.2%
Hubbell, Inc. 3.5% 2/15/28	5,388,000	5,946,462
Industrial Conglomerates - 0.6%
General Electric Co.:
3.45% 5/1/27	560,000	617,693
3.625% 5/1/30	8,302,000	9,333,047
Roper Technologies, Inc.:
1.75% 2/15/31	6,000,000	5,808,535
2.95% 9/15/29	4,544,000	4,878,276
		20,637,551
Machinery - 0.4%
Ingersoll-Rand Luxembourg Finance SA 4.65% 11/1/44	504,000	643,683
Otis Worldwide Corp. 2.293% 4/5/27	6,910,000	7,241,780
Westinghouse Air Brake Tech Co. 3.2% 6/15/25	6,416,000	6,843,237
		14,728,700
Professional Services - 0.0%
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (a)	100,000	103,076
Road & Rail - 0.7%
Burlington Northern Santa Fe LLC:
4.15% 4/1/45	906,000	1,108,737
4.4% 3/15/42	2,244,000	2,799,621
CSX Corp.:
3.8% 4/15/50	126,000	146,222
4.3% 3/1/48	8,870,000	10,972,910
Union Pacific Corp. 3.25% 2/5/50	8,500,000	9,058,177
		24,085,667
Trading Companies & Distributors - 0.2%
Air Lease Corp. 2.875% 1/15/26	7,000,000	7,360,928
Transportation Infrastructure - 0.4%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (a)	6,760,000	6,971,057
4.25% 4/15/26 (a)	1,403,000	1,521,243
4.375% 5/1/26 (a)	1,008,000	1,095,325
5.5% 1/15/26 (a)	1,800,000	2,036,109
		11,623,734

TOTAL INDUSTRIALS		200,513,453

INFORMATION TECHNOLOGY - 4.7%
Electronic Equipment & Components - 0.9%
Dell International LLC/EMC Corp.:
5.85% 7/15/25	485,000	566,655
6.02% 6/15/26	3,386,000	4,043,913
Vontier Corp.:
2.4% 4/1/28 (a)	12,350,000	12,360,498
2.95% 4/1/31 (a)	12,500,000	12,623,750
		29,594,816
IT Services - 0.1%
Fiserv, Inc. 3.5% 7/1/29	3,773,000	4,144,592
The Western Union Co. 2.85% 1/10/25	757,000	797,725
		4,942,317
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom, Inc.:
1.95% 2/15/28 (a)	843,000	842,603
2.45% 2/15/31 (a)	7,200,000	7,135,311
2.6% 2/15/33 (a)	7,289,000	7,218,589
3.5% 2/15/41 (a)	5,793,000	5,969,361
3.75% 2/15/51 (a)	2,719,000	2,830,185
Marvell Technology, Inc. 2.45% 4/15/28 (a)	8,000,000	8,229,048
Microchip Technology, Inc.:
0.972% 2/15/24 (a)	7,000,000	7,008,263
0.983% 9/1/24 (a)	4,181,000	4,177,681
Micron Technology, Inc.:
4.185% 2/15/27	13,879,000	15,781,256
4.64% 2/6/24	7,334,000	7,966,558
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.7% 5/1/25 (a)	6,750,000	7,101,791
		74,260,646
Software - 1.3%
Oracle Corp.:
2.5% 4/1/25	12,000,000	12,587,955
2.8% 4/1/27	5,000,000	5,334,303
2.875% 3/25/31	12,000,000	12,639,127
3.95% 3/25/51	8,510,000	9,398,403
4.375% 5/15/55	3,725,000	4,386,952
5.375% 7/15/40	216,000	279,575
		44,626,315
Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.:
2.4% 8/20/50	5,520,000	5,245,231
3.85% 8/4/46	4,529,000	5,415,467
		10,660,698

TOTAL INFORMATION TECHNOLOGY		164,084,792

MATERIALS - 1.0%
Chemicals - 0.8%
International Flavors & Fragrances, Inc.:
1.832% 10/15/27 (a)	8,450,000	8,514,095
2.3% 11/1/30 (a)	8,500,000	8,610,361
LYB International Finance III LLC:
2.25% 10/1/30	5,205,000	5,291,542
2.875% 5/1/25	6,000,000	6,380,265
The Dow Chemical Co. 4.55% 11/30/25	136,000	154,462
		28,950,725
Containers & Packaging - 0.2%
Avery Dennison Corp. 4.875% 12/6/28	5,802,000	6,957,238

TOTAL MATERIALS		35,907,963

REAL ESTATE - 5.2%
Equity Real Estate Investment Trusts (REITs) - 4.9%
Alexandria Real Estate Equities, Inc.:
1.875% 2/1/33	16,250,000	15,599,738
4.7% 7/1/30	1,381,000	1,656,956
American Homes 4 Rent LP:
2.375% 7/15/31	340,000	341,476
3.375% 7/15/51	526,000	541,945
American Tower Corp.:
2.1% 6/15/30	5,700,000	5,636,765
2.4% 3/15/25	8,080,000	8,441,219
Camden Property Trust:
3.15% 7/1/29	6,286,000	6,880,263
4.25% 1/15/24	681,000	728,717
Corporate Office Properties LP:
2% 1/15/29	3,264,000	3,236,374
2.25% 3/15/26	831,000	857,078
Crown Castle International Corp. 3.3% 7/1/30	14,000,000	15,116,738
Hudson Pacific Properties LP 3.95% 11/1/27	4,132,000	4,558,103
Invitation Homes Operating Partnership LP 2% 8/15/31	4,645,000	4,526,873
Kimco Realty Corp. 3.3% 2/1/25	5,148,000	5,531,282
Lexington Corporate Properties Trust 4.4% 6/15/24	225,000	242,629
MPT Operating Partnership LP/MPT Finance Corp. 3.5% 3/15/31	19,000,000	19,533,900
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	2,559,000	2,582,440
3.375% 2/1/31	1,659,000	1,710,864
4.375% 8/1/23	1,387,000	1,472,517
Retail Properties America, Inc.:
4% 3/15/25	225,000	240,180
4.75% 9/15/30	4,559,000	5,105,369
Simon Property Group LP 2.45% 9/13/29	7,542,000	7,789,174
Spirit Realty LP 2.1% 3/15/28	4,920,000	4,943,280
Store Capital Corp. 2.75% 11/18/30	979,000	996,961
UDR, Inc. 2.1% 8/1/32	7,194,000	7,021,635
Ventas Realty LP:
2.5% 9/1/31	5,636,000	5,661,581
3% 1/15/30	8,140,000	8,586,041
4.4% 1/15/29	10,000,000	11,514,939
VEREIT Operating Partnership LP:
2.2% 6/15/28	391,000	400,288
2.85% 12/15/32	481,000	508,903
Vornado Realty LP:
2.15% 6/1/26	837,000	856,814
3.4% 6/1/31	3,027,000	3,162,522
WP Carey, Inc.:
2.4% 2/1/31	5,638,000	5,664,030
4% 2/1/25	7,950,000	8,662,393
		170,309,987
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
4.1% 10/1/24	2,694,000	2,912,242
4.55% 10/1/29	1,809,000	2,045,953
Sun Communities Operating LP 2.7% 7/15/31	1,578,000	1,606,835
Tanger Properties LP 2.75% 9/1/31	2,001,000	1,951,346
		8,516,376

TOTAL REAL ESTATE		178,826,363

UTILITIES - 6.4%
Electric Utilities - 3.0%
American Electric Power Co., Inc. 3.25% 3/1/50	10,150,000	10,331,187
Cleco Corporate Holdings LLC:
3.375% 9/15/29	11,165,000	11,670,175
3.743% 5/1/26	16,357,000	17,859,667
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (a)	3,597,000	3,901,315
Duke Energy Corp. 2.45% 6/1/30	1,269,000	1,302,271
Duke Energy Industries, Inc. 4.9% 7/15/43	2,694,000	3,511,039
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	1,167,000	1,160,985
2.775% 1/7/32 (a)	2,052,000	2,082,722
3.616% 8/1/27 (a)	4,394,000	4,799,148
Edison International 3.55% 11/15/24	8,250,000	8,777,139
Exelon Corp. 4.05% 4/15/30	586,000	671,927
FirstEnergy Corp.:
2.05% 3/1/25	2,196,000	2,228,940
2.25% 9/1/30	9,244,000	9,151,560
2.65% 3/1/30	4,770,000	4,853,475
Indiana Michigan Power Co. 4.55% 3/15/46	1,144,000	1,464,350
IPALCO Enterprises, Inc. 3.7% 9/1/24	430,000	460,978
Southern Co. 3.7% 4/30/30	10,000,000	11,150,650
Tampa Electric Co. 6.55% 5/15/36	449,000	648,198
Xcel Energy, Inc.:
3.5% 12/1/49	7,338,000	8,028,663
4.8% 9/15/41	499,000	627,273
		104,681,662
Gas Utilities - 0.2%
Boston Gas Co. 4.487% 2/15/42 (a)	1,796,000	2,122,560
ONE Gas, Inc. 2% 5/15/30	5,208,000	5,193,300
		7,315,860
Independent Power and Renewable Electricity Producers - 1.8%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (a)	10,000,000	10,482,000
Emera U.S. Finance LP:
2.639% 6/15/31 (a)	12,675,000	12,903,099
4.75% 6/15/46	8,751,000	10,408,088
The AES Corp.:
1.375% 1/15/26	4,810,000	4,782,954
2.45% 1/15/31	13,083,000	13,201,316
3.3% 7/15/25 (a)	3,929,000	4,198,019
3.95% 7/15/30 (a)	3,427,000	3,820,762
		59,796,238
Multi-Utilities - 1.4%
Berkshire Hathaway Energy Co. 2.85% 5/15/51	6,500,000	6,339,039
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	259,000	286,451
Dominion Energy, Inc. 3.071% 8/15/24 (b)	8,845,000	9,382,375
NiSource, Inc.:
0.95% 8/15/25	2,663,000	2,644,472
3.49% 5/15/27	3,591,000	3,961,591
4.375% 5/15/47	5,000,000	6,088,945
5.25% 2/15/43	212,000	281,728
5.95% 6/15/41	1,024,000	1,455,402
Puget Energy, Inc.:
2.379% 6/15/28 (a)	10,580,000	10,718,580
3.65% 5/15/25	2,636,000	2,837,642
4.1% 6/15/30	1,538,000	1,724,772
San Diego Gas & Electric Co. 3.32% 4/15/50	3,060,000	3,294,885
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (b)(c)	105,000	98,627
		49,114,509

TOTAL UTILITIES		220,908,269

TOTAL NONCONVERTIBLE BONDS
(Cost $2,941,484,335)		3,122,187,849

U.S. Treasury Obligations - 4.4%
U.S. Treasury Bonds:
1.875% 2/15/41	$25,000,000	$25,191,406
2.375% 5/15/51	114,367,000	126,304,044
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $139,701,016)		151,495,450

Asset-Backed Securities - 0.1%
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (Cost $2,234,805)(a)	$2,234,805	$2,314,476

Municipal Securities - 0.2%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	1,395,000	2,692,392
California Gen. Oblig.:
Series 2009:	$	$
7.35% 11/1/39	40,000	65,153
7.55% 4/1/39	1,635,000	2,811,469
Series 2010, 7.625% 3/1/40	305,000	520,753
TOTAL MUNICIPAL SECURITIES
(Cost $4,716,493)		6,089,767

Foreign Government and Government Agency Obligations - 0.2%
Kingdom of Saudi Arabia 2.9% 10/22/25 (a)	$1,820,000	$1,946,490
State of Qatar 3.4% 4/16/25 (a)	1,390,000	1,510,148
United Mexican States 4.5% 4/22/29	5,000,000	5,733,750
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,893,795)		9,190,388

Bank Notes - 0.5%
Citizens Bank NA 2.25% 4/28/25	3,633,000	3,801,764
Regions Bank 6.45% 6/26/37	2,611,000	3,745,913
Truist Bank 2.25% 3/11/30	9,500,000	9,724,121
TOTAL BANK NOTES
(Cost $15,846,144)		17,271,798

Preferred Securities - 0.4%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Enbridge, Inc. 5.75% 7/15/80 (b)	$5,706,000	$6,484,884
FINANCIALS - 0.2%
Banks - 0.1%
Barclays Bank PLC 7.625% 11/21/22	2,763,000	3,039,553
Capital Markets - 0.1%
UBS Group AG 4.375% (a)(b)(d)	3,595,000	3,689,784

TOTAL FINANCIALS		6,729,337

TOTAL PREFERRED SECURITIES
(Cost $12,385,570)		13,214,221
	Shares	Value

Money Market Funds - 3.7%
Fidelity Cash Central Fund 0.06% (e)
(Cost $129,126,244)	129,101,696	129,127,516
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $3,254,388,402)		3,450,891,465
NET OTHER ASSETS (LIABILITIES) - 0.4%		15,310,086
NET ASSETS - 100%		$3,466,201,551

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $746,793,217 or 21.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security is perpetual in nature with no stated maturity date.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$149,137,104	$1,203,623,343	$1,223,631,544	$95,991	$(1,387)	$--	$129,127,516	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	--	5,847	5,847	--	--	--	--	0.0%
Total	$149,137,104	$1,203,629,190	$1,223,637,391	$95,991	$(1,387)	$--	$129,127,516

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$3,122,187,849	$--	$3,122,187,849	$--
U.S. Government and Government Agency Obligations	151,495,450	--	151,495,450	--
Asset-Backed Securities	2,314,476	--	2,314,476	--
Municipal Securities	6,089,767	--	6,089,767	--
Foreign Government and Government Agency Obligations	9,190,388	--	9,190,388	--
Bank Notes	17,271,798	--	17,271,798	--
Preferred Securities	13,214,221	--	13,214,221	--
Money Market Funds	129,127,516	129,127,516	--	--
Total Investments in Securities:	$3,450,891,465	$129,127,516	$3,321,763,949	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.8%
United Kingdom	5.8%
Canada	2.3%
France	2.2%
Ireland	1.5%
Switzerland	1.3%
Others (Individually Less Than 1%)	6.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,125,262,158)	$3,321,763,949
Fidelity Central Funds (cost $129,126,244)	129,127,516
Total Investment in Securities (cost $3,254,388,402)		$3,450,891,465
Cash		3,074,028
Receivable for fund shares sold		1,214,800
Interest receivable		28,563,546
Distributions receivable from Fidelity Central Funds		6,091
Receivable from investment adviser for expense reductions		40,192
Total assets		3,483,790,122
Liabilities
Payable for investments purchased	$12,986,100
Payable for fund shares redeemed	2,937,246
Distributions payable	323,601
Accrued management fee	1,008,204
Distribution and service plan fees payable	33,932
Other affiliated payables	299,488
Total liabilities		17,588,571
Net Assets		$3,466,201,551
Net Assets consist of:
Paid in capital		$3,251,174,648
Total accumulated earnings (loss)		215,026,903
Net Assets		$3,466,201,551
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($81,746,178 ÷ 6,404,753 shares)(a)		$12.76
Maximum offering price per share (100/96.00 of $12.76)		$13.29
Class M:
Net Asset Value and redemption price per share ($12,127,083 ÷ 950,122 shares)(a)		$12.76
Maximum offering price per share (100/96.00 of $12.76)		$13.29
Class C:
Net Asset Value and offering price per share ($17,009,646 ÷ 1,332,884 shares)(a)		$12.76
Corporate Bond:
Net Asset Value, offering price and redemption price per share ($1,481,426,262 ÷ 116,072,026 shares)		$12.76
Class I:
Net Asset Value, offering price and redemption price per share ($200,288,140 ÷ 15,692,157 shares)		$12.76
Class Z:
Net Asset Value, offering price and redemption price per share ($1,673,604,242 ÷ 131,167,662 shares)		$12.76

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$950,335
Interest		100,205,481
Income from Fidelity Central Funds		95,991
Total income		101,251,807
Expenses
Management fee	$11,999,166
Transfer agent fees	3,256,767
Distribution and service plan fees	428,721
Independent trustees' fees and expenses	9,661
Miscellaneous	1,703
Total expenses before reductions	15,696,018
Expense reductions	(329,792)
Total expenses after reductions		15,366,226
Net investment income (loss)		85,885,581
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,977,414
Fidelity Central Funds	(1,387)
Total net realized gain (loss)		19,976,027
Change in net unrealized appreciation (depreciation) on investment securities		(25,405,093)
Net gain (loss)		(5,429,066)
Net increase (decrease) in net assets resulting from operations		$80,456,515

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$85,885,581	$64,221,172
Net realized gain (loss)	19,976,027	45,778,606
Change in net unrealized appreciation (depreciation)	(25,405,093)	102,915,458
Net increase (decrease) in net assets resulting from operations	80,456,515	212,915,236
Distributions to shareholders	(112,967,117)	(63,626,353)
Share transactions - net increase (decrease)	178,106,536	1,465,615,394
Total increase (decrease) in net assets	145,595,934	1,614,904,277
Net Assets
Beginning of period	3,320,605,617	1,705,701,340
End of period	$3,466,201,551	$3,320,605,617

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Corporate Bond Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.24	$11.22	$11.68	$11.73
Income from Investment Operations
Net investment income (loss)A	.277	.311	.376	.352	.329
Net realized and unrealized gain (loss)	.004	.624	1.018	(.465)	(.054)
Total from investment operations	.281	.935	1.394	(.113)	.275
Distributions from net investment income	(.274)	(.315)	(.374)	(.347)	(.325)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.381)	(.315)	(.374)	(.347)	(.325)
Net asset value, end of period	$12.76	$12.86	$12.24	$11.22	$11.68
Total ReturnB,C	2.24%	7.78%	12.72%	(.97)%	2.43%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.77%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.77%	.77%	.79%	.79%	.79%
Expenses net of all reductions	.77%	.77%	.79%	.79%	.79%
Net investment income (loss)	2.19%	2.53%	3.31%	3.09%	2.87%
Supplemental Data
Net assets, end of period (000 omitted)	$81,746	$74,657	$48,410	$37,046	$38,496
Portfolio turnover rateF	46%	31%G	28%	47%	42%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.24	$11.22	$11.68	$11.73
Income from Investment Operations
Net investment income (loss)A	.274	.304	.368	.343	.319
Net realized and unrealized gain (loss)	.004	.624	1.017	(.465)	(.054)
Total from investment operations	.278	.928	1.385	(.122)	.265
Distributions from net investment income	(.271)	(.308)	(.365)	(.338)	(.315)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.378)	(.308)	(.365)	(.338)	(.315)
Net asset value, end of period	$12.76	$12.86	$12.24	$11.22	$11.68
Total ReturnB,C	2.21%	7.72%	12.64%	(1.05)%	2.35%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.82%	.87%	.87%	.87%
Expenses net of fee waivers, if any	.79%	.82%	.87%	.87%	.87%
Expenses net of all reductions	.79%	.82%	.87%	.87%	.87%
Net investment income (loss)	2.16%	2.47%	3.24%	3.00%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$12,127	$11,858	$9,093	$7,819	$9,317
Portfolio turnover rateF	46%	31%G	28%	47%	42%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.23	$11.22	$11.68	$11.72
Income from Investment Operations
Net investment income (loss)A	.180	.215	.292	.266	.242
Net realized and unrealized gain (loss)	.003	.634	1.005	(.465)	(.044)
Total from investment operations	.183	.849	1.297	(.199)	.198
Distributions from net investment income	(.176)	(.219)	(.287)	(.261)	(.238)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.283)	(.219)	(.287)	(.261)	(.238)
Net asset value, end of period	$12.76	$12.86	$12.23	$11.22	$11.68
Total ReturnB,C	1.46%	7.04%	11.78%	(1.72)%	1.75%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.54%	1.54%	1.55%	1.55%	1.54%
Expenses net of fee waivers, if any	1.54%	1.54%	1.55%	1.55%	1.54%
Expenses net of all reductions	1.54%	1.54%	1.55%	1.55%	1.54%
Net investment income (loss)	1.42%	1.75%	2.56%	2.33%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$17,010	$17,956	$14,009	$14,836	$18,432
Portfolio turnover rateF	46%	31%G	28%	47%	42%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.24	$11.22	$11.68	$11.73
Income from Investment Operations
Net investment income (loss)A	.318	.350	.415	.389	.367
Net realized and unrealized gain (loss)	.003	.624	1.017	(.463)	(.054)
Total from investment operations	.321	.974	1.432	(.074)	.313
Distributions from net investment income	(.314)	(.354)	(.412)	(.386)	(.363)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.421)	(.354)	(.412)	(.386)	(.363)
Net asset value, end of period	$12.76	$12.86	$12.24	$11.22	$11.68
Total ReturnB	2.56%	8.12%	13.10%	(.63)%	2.77%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.50%	2.84%	3.65%	3.43%	3.20%
Supplemental Data
Net assets, end of period (000 omitted)	$1,481,426	$2,179,540	$1,411,052	$1,142,503	$991,210
Portfolio turnover rateE	46%	31%F	28%	47%	42%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.24	$11.22	$11.68	$11.73
Income from Investment Operations
Net investment income (loss)A	.311	.344	.412	.385	.362
Net realized and unrealized gain (loss)	.004	.624	1.015	(.465)	(.054)
Total from investment operations	.315	.968	1.427	(.080)	.308
Distributions from net investment income	(.308)	(.348)	(.407)	(.380)	(.358)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.415)	(.348)	(.407)	(.380)	(.358)
Net asset value, end of period	$12.76	$12.86	$12.24	$11.22	$11.68
Total ReturnB	2.51%	8.07%	13.06%	(.68)%	2.72%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.49%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.49%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.49%	.50%	.50%
Net investment income (loss)	2.45%	2.80%	3.63%	3.38%	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$200,288	$183,627	$122,654	$129,845	$140,638
Portfolio turnover rateE	46%	31%F	28%	47%	42%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Corporate Bond Fund Class Z

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.23	$11.16
Income from Investment Operations
Net investment income (loss)B	.328	.360	.358
Net realized and unrealized gain (loss)	.005	.635	1.097
Total from investment operations	.333	.995	1.455
Distributions from net investment income	(.326)	(.365)	(.385)
Distributions from net realized gain	(.107)	–	–
Total distributions	(.433)	(.365)	(.385)
Net asset value, end of period	$12.76	$12.86	$12.23
Total ReturnC,D	2.66%	8.30%	13.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%G
Net investment income (loss)	2.59%	2.93%	3.54%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,673,604	$852,967	$100,483
Portfolio turnover rateH	46%	31%I	28%

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Corporate Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$204,547,908
Gross unrealized depreciation	(6,897,416)
Net unrealized appreciation (depreciation)	$197,650,492
Tax Cost	$3,253,240,973

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$711,374
Undistributed long-term capital gain	$16,665,033
Net unrealized appreciation (depreciation) on securities and other investments	$197,650,492

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$95,701,671	$ 63,626,353
Long-term Capital Gains	17,265,446	–
Total	$112,967,117	$ 63,626,353

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Corporate Bond Fund	1,155,918,889	968,883,549

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .35% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and distribution and service plan fees, and other expenses such as interest expense.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$202,621	$13,690
Class M	-%	.25%	31,155	–
Class C	.75%	.25%	194,945	48,948
			$428,721	$62,638

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$33,342
Class M	3,231
Class C(a)	7,709
$44,282

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Corporate Bond and Class Z. FIIOC receives an asset-based fee of Corporate Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$133,459.16
Class M	24,171.19
Class C	36,479.19
Corporate Bond	2,365,844.10
Class I	278,796.15
Class Z	418,018.05
	$3,256,767

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Corporate Bond Fund	14,827,431	11,304,158	180,289,916	Corporate Bond and Class I

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Corporate Bond Fund	$1,703

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$329,749

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $43.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Corporate Bond Fund
Distributions to shareholders
Class A	$2,401,138	$1,557,493
Class M	367,105	244,180
Class C	432,702	272,270
Corporate Bond	75,271,880	42,677,600
Class I	6,090,803	3,220,039
Class Z	28,403,489	15,654,771
Total	$112,967,117	$63,626,353

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Corporate Bond Fund
Class A
Shares sold	3,491,333	3,892,254	$44,536,789	$48,321,987
Reinvestment of distributions	185,941	123,196	2,359,228	1,522,091
Shares redeemed	(3,077,220)	(2,167,221)	(39,063,641)	(26,642,912)
Net increase (decrease)	600,054	1,848,229	$7,832,376	$23,201,166
Class M
Shares sold	256,040	427,502	$3,257,273	$5,348,721
Reinvestment of distributions	28,723	19,594	364,510	242,195
Shares redeemed	(256,659)	(268,277)	(3,252,704)	(3,331,853)
Net increase (decrease)	28,104	178,819	$369,079	$2,259,063
Class C
Shares sold	713,684	690,007	$9,094,163	$8,520,174
Reinvestment of distributions	33,822	21,685	429,292	267,595
Shares redeemed	(810,946)	(460,479)	(10,258,700)	(5,570,779)
Net increase (decrease)	(63,440)	251,213	$(735,245)	$3,216,990
Corporate Bond
Shares sold	88,663,171	134,581,494	$1,127,904,153	$1,645,004,240
Reinvestment of distributions	5,405,495	3,121,218	68,568,448	38,650,580
Shares redeemed	(147,462,217)	(83,564,842)	(1,875,165,667)	(1,013,145,442)
Net increase (decrease)	(53,393,551)	54,137,870	$(678,693,066)	$670,509,378
Class I
Shares sold	10,297,123	11,412,428	$130,688,880	$140,833,797
Reinvestment of distributions	475,929	254,313	6,041,956	3,151,726
Shares redeemed	(9,357,769)	(7,414,210)	(118,209,282)	(89,532,271)
Net increase (decrease)	1,415,283	4,252,531	$18,521,554	$54,453,252
Class Z
Shares sold	98,277,720	82,863,323	$1,256,354,401	$1,018,974,977
Reinvestment of distributions	2,151,998	1,222,977	27,312,728	15,182,841
Shares redeemed	(35,600,855)	(25,962,880)	(452,855,291)	(322,182,273)
Net increase (decrease)	64,828,863	58,123,420	$830,811,838	$711,975,545

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity Corporate Bond Fund	29%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Corporate Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Corporate Bond Fund
Class A	.76%
Actual		$1,000.00	$1,026.40	$3.88
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Class M	.79%
Actual		$1,000.00	$1,026.20	$4.03
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Class C	1.52%
Actual		$1,000.00	$1,022.50	$7.75
Hypothetical-C		$1,000.00	$1,017.54	$7.73
Corporate Bond	.45%
Actual		$1,000.00	$1,028.00	$2.30
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.50%
Actual		$1,000.00	$1,027.70	$2.56
Hypothetical-C		$1,000.00	$1,022.68	$2.55
Class Z	.36%
Actual		$1,000.00	$1,028.40	$1.84
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Corporate Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class A	10/11/21	10/08/21	$0.061
Class M	10/11/21	10/08/21	$0.061
Class C	10/11/21	10/08/21	$0.061
Fidelity Corporate Bond Fund	10/11/21	10/08/21	$0.061
Class I	10/11/21	10/08/21	$0.061
Class Z	10/11/21	10/08/21	$0.061

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $19,425,444, or, if subsequently determined to be different, the net capital gain of such year.

A total of 2.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $60,715,500 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $74,867,748 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

CBD-ANN-1021
1.907004.111

Fidelity® Intermediate Bond Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund	0.86%	2.99%	2.86%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Intermediate Government/Credit Bond Index performed over the same period.

Period Ending Values
$13,258	Fidelity® Intermediate Bond Fund
$12,889	Bloomberg U.S. Intermediate Government/Credit Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Julian Potenza, David DeBiase and Rob Galusza:  For the fiscal year ending August 31, 2021, the fund returned 0.86%, topping, net of fees, of the 0.17 result of its benchmark, the Bloomberg U.S. Intermediate Government/Credit Bond Index, and slightly trailing the Lipper peer group average. Sector allocation contributed to the fund’s performance versus the benchmark, including our decisions to overweight corporate bonds, underweight U.S. Treasury securities and hold a non-benchmark stake in Treasury Inflation-Protected Securities (TIPS). Among corporates, overweighting the bonds of banking, insurance and real estate investment trusts (REITs) contributed meaningfully. Non-benchmark positioning in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also added value. Bond selection also helped, including choices in the transportation segment. Conversely, positioning along the yield curve slightly detracted from the fund’s relative result. Industry selection among the bonds of industrial firms, especially an underweighting in technology, also hurt on a relative basis. The past 12 months, we reduced the fund’s positioning in corporate bonds and added to U.S. Treasuries and ABS.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	46.6%
AAA	9.7%
AA	1.2%
A	11.2%
BBB	23.1%
BB and Below	4.4%
Not Rated	2.8%
Short-Term Investments and Net Other Assets	1.0%

We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratingsare as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**
Corporate Bonds	36.1%
U.S. Government and U.S. Government Agency Obligations	46.6%
Asset-Backed Securities	7.5%
CMOs and Other Mortgage Related Securities	8.0%
Municipal Bonds	0.1%
Other Investments	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments – 12.5%

 ** Futures and Swaps – 0.9%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 36.1%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.8%
AT&T, Inc. 1.65% 2/1/28	$6,534	$6,530
NTT Finance Corp.:
1.162% 4/3/26 (a)	7,525	7,521
1.591% 4/3/28 (a)	10,400	10,393
Verizon Communications, Inc.:
1.45% 3/20/26	2,507	2,540
2.1% 3/22/28	2,837	2,912
		29,896
Entertainment - 0.1%
The Walt Disney Co. 3% 9/15/22	2,241	2,302
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	6,000	6,173
4.908% 7/23/25	4,820	5,454
Comcast Corp.:
3.1% 4/1/25	281	302
3.95% 10/15/25	3,064	3,419
Discovery Communications LLC 3.625% 5/15/30	1,652	1,810
		17,158
Wireless Telecommunication Services - 0.3%
T-Mobile U.S.A., Inc.:
2.625% 4/15/26	8,500	8,734
3.5% 4/15/25	4,200	4,533
		13,267

TOTAL COMMUNICATION SERVICES		62,623

CONSUMER DISCRETIONARY - 2.1%
Automobiles - 1.2%
General Motors Financial Co., Inc.:
1.05% 3/8/24	2,011	2,024
1.25% 1/8/26	6,329	6,287
3.25% 1/5/23	5,500	5,682
4.15% 6/19/23	6,023	6,371
4.35% 4/9/25	6,000	6,617
5.2% 3/20/23	2,874	3,069
Volkswagen Group of America Finance LLC:
1.25% 11/24/25 (a)	12,290	12,297
2.9% 5/13/22 (a)	2,713	2,760
3.125% 5/12/23 (a)	2,363	2,461
		47,568
Household Durables - 0.1%
Toll Brothers Finance Corp. 4.875% 11/15/25	4,400	4,956
Leisure Products - 0.1%
Hasbro, Inc. 2.6% 11/19/22	2,358	2,418
Multiline Retail - 0.4%
Dollar Tree, Inc. 4% 5/15/25	12,200	13,397
Specialty Retail - 0.3%
AutoZone, Inc.:
3.625% 4/15/25	541	589
3.7% 4/15/22	3,290	3,331
O'Reilly Automotive, Inc. 4.2% 4/1/30	560	650
Ross Stores, Inc. 0.875% 4/15/26	8,093	7,969
The Home Depot, Inc. 2.5% 4/15/27	357	382
		12,921

TOTAL CONSUMER DISCRETIONARY		81,260

CONSUMER STAPLES - 2.0%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc. 3.5% 6/1/30	6,900	7,685
Molson Coors Beverage Co.:
3% 7/15/26	5,500	5,909
3.5% 5/1/22	4,144	4,234
		17,828
Food & Staples Retailing - 0.2%
7-Eleven, Inc.:
0.95% 2/10/26 (a)	2,312	2,281
1.3% 2/10/28 (a)	2,890	2,808
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (a)	2,725	2,860
		7,949
Food Products - 0.5%
Cargill, Inc. 3.25% 11/15/21 (a)	4,000	4,024
General Mills, Inc. 3.7% 10/17/23	5,017	5,340
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	9,400	10,305
		19,669
Tobacco - 0.9%
Altria Group, Inc.:
2.35% 5/6/25	1,004	1,047
4.8% 2/14/29	1,885	2,193
BAT Capital Corp.:
3.222% 8/15/24	3,000	3,183
4.7% 4/2/27	6,324	7,184
BAT International Finance PLC 1.668% 3/25/26	7,400	7,443
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (a)	8,300	8,751
3.75% 7/21/22 (a)	4,789	4,891
		34,692

TOTAL CONSUMER STAPLES		80,138

ENERGY - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
Canadian Natural Resources Ltd. 3.9% 2/1/25	3,400	3,689
Cenovus Energy, Inc. 3.8% 9/15/23	12,417	13,065
DCP Midstream Operating LP 3.875% 3/15/23	3,530	3,627
Eastern Gas Transmission & Storage, Inc. 3% 11/15/29 (a)	5,500	5,853
Energy Transfer LP:
2.9% 5/15/25	6,000	6,298
3.6% 2/1/23	3,281	3,393
4.2% 9/15/23	1,661	1,768
4.5% 4/15/24	8,136	8,836
5.875% 1/15/24	6,034	6,650
Enterprise Products Operating LP 4.05% 2/15/22	4,350	4,423
Equinor ASA 1.75% 1/22/26	1,103	1,135
Hess Corp. 4.3% 4/1/27	5,500	6,111
Kinder Morgan Energy Partners LP 3.5% 9/1/23	3,022	3,174
Marathon Petroleum Corp. 4.5% 5/1/23	5,600	5,933
MPLX LP:
1.75% 3/1/26	3,400	3,443
3.375% 3/15/23	5,069	5,277
4% 2/15/25	500	545
4.5% 7/15/23	990	1,052
Occidental Petroleum Corp.:
2.9% 8/15/24	6,142	6,296
3.5% 8/15/29	907	940
Ovintiv Exploration, Inc. 5.625% 7/1/24	1,986	2,213
Petroleos Mexicanos 6.49% 1/23/27	7,000	7,399
Phillips 66 Co. 0.9% 2/15/24	6,300	6,304
Plains All American Pipeline LP/PAA Finance Corp.:
3.65% 6/1/22	5,156	5,236
3.85% 10/15/23	2,649	2,792
Southeast Supply Header LLC 4.25% 6/15/24 (a)	3,066	3,065
The Williams Companies, Inc.:
3.7% 1/15/23	1,003	1,039
4.3% 3/4/24	2,490	2,686
4.55% 6/24/24	2,547	2,790
Western Gas Partners LP 3 month U.S. LIBOR + 2.100% 2.2286% 1/13/23 (b)(c)	2,073	2,068
		127,100
FINANCIALS - 17.2%
Banks - 9.1%
Bank of America Corp.:
1.319% 6/19/26 (b)	5,700	5,719
2.592% 4/29/31 (b)	7,000	7,247
3.004% 12/20/23 (b)	6,528	6,740
3.864% 7/23/24 (b)	5,000	5,300
3.974% 2/7/30 (b)	6,800	7,724
4.2% 8/26/24	8,640	9,470
4.25% 10/22/26	5,912	6,714
4.45% 3/3/26	3,485	3,931
Bank of Montreal 1.85% 5/1/25	7,000	7,236
Bank of Nova Scotia 4.5% 12/16/25	6,400	7,252
Barclays PLC:
1.007% 12/10/24 (b)	3,941	3,959
2.852% 5/7/26 (b)	6,852	7,252
3.932% 5/7/25 (b)	9,030	9,732
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.000% 1.323% 1/13/27 (a)(b)(c)	5,577	5,531
2.219% 6/9/26 (a)(b)	3,479	3,581
Capital One Bank NA 2.28% 1/28/26 (b)	5,690	5,918
CIT Group, Inc.:
3.929% 6/19/24 (b)	755	792
4.75% 2/16/24	5,000	5,394
5% 8/1/23	13,540	14,589
Citigroup, Inc.:
3.106% 4/8/26 (b)	6,600	7,058
4.6% 3/9/26	4,328	4,930
Citizens Financial Group, Inc. 4.15% 9/28/22 (a)	1,271	1,315
Commonwealth Bank of Australia 2.688% 3/11/31 (a)	8,832	8,929
Danske Bank A/S 3.875% 9/12/23 (a)	3,000	3,183
DNB Bank ASA 1.535% 5/25/27 (a)(b)	4,294	4,318
HSBC Holdings PLC:
0.976% 5/24/25 (b)	2,500	2,501
1.645% 4/18/26 (b)	12,503	12,659
ING Groep NV 1.726% 4/1/27 (b)	3,626	3,681
Intesa Sanpaolo SpA:
3.375% 1/12/23 (a)	4,600	4,771
5.71% 1/15/26 (a)	2,128	2,393
JPMorgan Chase & Co.:
1.045% 11/19/26 (b)	5,840	5,789
2.069% 6/1/29 (b)	7,500	7,605
2.083% 4/22/26 (b)	7,100	7,332
2.956% 5/13/31 (b)	2,045	2,166
3.797% 7/23/24 (b)	4,840	5,136
3.875% 9/10/24	5,168	5,626
4.125% 12/15/26	5,070	5,756
4.5% 1/24/22	4,210	4,281
Lloyds Banking Group PLC:
1.326% 6/15/23 (b)	1,604	1,615
2.438% 2/5/26 (b)	2,666	2,777
Mitsubishi UFJ Financial Group, Inc.:
1.412% 7/17/25	5,800	5,872
1.538% 7/20/27 (b)	9,500	9,561
2.193% 2/25/25	7,140	7,427
3.455% 3/2/23	6,000	6,280
Regions Financial Corp. 2.25% 5/18/25	3,093	3,230
Royal Bank of Scotland Group PLC:
1.642% 6/14/27 (b)	3,500	3,522
2.359% 5/22/24 (b)	4,143	4,258
3.073% 5/22/28 (b)	3,500	3,735
4.519% 6/25/24 (b)	6,878	7,344
5.125% 5/28/24	10,130	11,220
Societe Generale:
1.488% 12/14/26 (a)(b)	5,547	5,517
1.792% 6/9/27 (a)(b)	6,264	6,276
2.625% 10/16/24 (a)	1,265	1,320
SVB Financial Group:
2.1% 5/15/28	9,444	9,649
3.125% 6/5/30	2,952	3,196
Synovus Bank 2.289% 2/10/23 (b)	1,645	1,655
Synovus Financial Corp. 3.125% 11/1/22	6,476	6,632
Wells Fargo & Co.:
2.164% 2/11/26 (b)	8,510	8,833
2.188% 4/30/26 (b)	4,200	4,362
3.75% 1/24/24	5,350	5,733
4.3% 7/22/27	9,780	11,210
Westpac Banking Corp. 4.11% 7/24/34 (b)	1,798	1,985
		356,719
Capital Markets - 3.2%
Ares Capital Corp. 3.25% 7/15/25	9,000	9,510
Credit Suisse Group AG:
1.305% 2/2/27 (a)(b)	8,990	8,845
2.593% 9/11/25 (a)(b)	5,000	5,204
4.207% 6/12/24 (a)(b)	13,500	14,301
Deutsche Bank AG 4.5% 4/1/25	5,916	6,374
Deutsche Bank AG New York Branch:
0.898% 5/28/24	2,698	2,699
1.447% 4/1/25 (b)	5,904	5,946
2.129% 11/24/26 (b)	9,820	10,033
2.222% 9/18/24 (b)	6,721	6,897
Goldman Sachs Group, Inc.:
0.627% 11/17/23 (b)	5,800	5,808
3.2% 2/23/23	10,500	10,906
Moody's Corp. 3.75% 3/24/25	3,976	4,346
Morgan Stanley:
0.79% 5/30/25 (b)	2,500	2,495
2.188% 4/28/26 (b)	5,500	5,716
3.125% 1/23/23	5,609	5,826
3.737% 4/24/24 (b)	5,698	5,998
3.875% 1/27/26	4,600	5,129
4.875% 11/1/22	3,010	3,164
State Street Corp.:
2.825% 3/30/23 (b)	322	327
2.901% 3/30/26 (b)	303	324
UBS Group AG 1.008% 7/30/24 (a)(b)	4,158	4,185
		124,033
Consumer Finance - 2.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	5,334	5,278
3.3% 1/23/23	5,800	5,997
3.5% 5/26/22	1,109	1,130
4.125% 7/3/23	7,092	7,489
6.5% 7/15/25	1,668	1,946
Ally Financial, Inc.:
1.45% 10/2/23	977	992
3.05% 6/5/23	4,300	4,471
4.625% 3/30/25	3,000	3,349
5.125% 9/30/24	9,801	10,998
Capital One Financial Corp.:
2.359% 7/29/32 (b)	10,000	9,929
2.6% 5/11/23	3,538	3,663
3.2% 2/5/25	3,500	3,764
3.9% 1/29/24	4,480	4,809
Discover Financial Services:
3.85% 11/21/22	196	204
4.5% 1/30/26	2,428	2,741
5.2% 4/27/22	5,287	5,454
Ford Motor Credit Co. LLC:
3.339% 3/28/22	2,657	2,685
4.14% 2/15/23	6,500	6,719
4.25% 9/20/22	4,080	4,197
Synchrony Financial:
2.85% 7/25/22	726	741
4.25% 8/15/24	5,000	5,427
4.375% 3/19/24	6,708	7,261
		99,244
Diversified Financial Services - 0.7%
AIG Global Funding 0.8% 7/7/23 (a)	1,989	2,006
Athene Global Funding 0.95% 1/8/24 (a)	6,757	6,797
Brixmor Operating Partnership LP:
3.85% 2/1/25	2,929	3,180
4.125% 6/15/26	1,347	1,506
Equitable Holdings, Inc. 4.35% 4/20/28	10,800	12,404
		25,893
Insurance - 1.7%
AFLAC, Inc. 3.6% 4/1/30	1,122	1,275
AIA Group Ltd.:
3.375% 4/7/30 (a)	3,479	3,851
3.9% 4/6/28 (a)	8,500	9,591
American International Group, Inc.:
2.5% 6/30/25	5,600	5,889
4.2% 4/1/28	7,000	8,045
Aon PLC 3.875% 12/15/25	6,215	6,888
Empower Finance 2020 LP 1.357% 9/17/27 (a)	4,273	4,245
Five Corners Funding Trust II 2.85% 5/15/30 (a)	4,523	4,809
Marsh & McLennan Companies, Inc. 3.875% 3/15/24	2,420	2,611
Principal Financial Group, Inc. 3.7% 5/15/29	2,684	3,031
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	4,303	5,665
Unum Group 4% 3/15/24	3,330	3,581
Willis Group North America, Inc. 4.5% 9/15/28	5,500	6,363
		65,844

TOTAL FINANCIALS		671,733

HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp. 2.75% 9/23/26 (a)	4,099	4,345
Health Care Providers & Services - 0.6%
Anthem, Inc. 3.35% 12/1/24	4,000	4,319
Centene Corp. 2.45% 7/15/28	4,185	4,246
Cigna Corp.:
3.75% 7/15/23	2,775	2,939
4.375% 10/15/28	10,724	12,513
UnitedHealth Group, Inc. 2.75% 2/15/23	684	705
		24,722
Pharmaceuticals - 0.6%
Bristol-Myers Squibb Co. 2.9% 7/26/24	6,730	7,173
Elanco Animal Health, Inc. 5.272% 8/28/23 (b)	641	687
Mylan NV 4.55% 4/15/28	9,726	11,213
Viatris, Inc.:
1.65% 6/22/25 (a)	443	450
2.7% 6/22/30 (a)	3,449	3,529
		23,052

TOTAL HEALTH CARE		52,119

INDUSTRIALS - 2.7%
Aerospace & Defense - 0.9%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (a)	2,162	2,346
BAE Systems PLC 3.4% 4/15/30 (a)	12,082	13,245
The Boeing Co.:
1.167% 2/4/23	5,757	5,761
2.7% 2/1/27	5,000	5,187
5.04% 5/1/27	4,200	4,842
5.15% 5/1/30	4,200	4,969
		36,350
Airlines - 0.5%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	4,966	4,758
Delta Air Lines, Inc.:
2.9% 10/28/24	5,500	5,605
3.8% 4/19/23	2,800	2,902
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	3,778	3,716
United Airlines, Inc. equipment trust certificate 4.6% 9/1/27	4,130	4,268
		21,249
Building Products - 0.2%
Carrier Global Corp. 2.493% 2/15/27	6,761	7,118
Industrial Conglomerates - 0.2%
General Electric Co. 3.45% 5/1/27	669	738
Roper Technologies, Inc. 2% 6/30/30	5,730	5,711
		6,449
Machinery - 0.1%
Otis Worldwide Corp. 2.056% 4/5/25	5,190	5,377
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
0.7% 2/15/24	2,749	2,737
0.8% 8/18/24	4,123	4,109
4.25% 2/1/24	2,956	3,184
		10,030
Transportation Infrastructure - 0.5%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (a)	7,120	7,342
3.25% 2/15/27 (a)	2,791	2,894
3.625% 5/1/22 (a)	787	801
3.95% 7/1/24 (a)	3,046	3,249
4.375% 5/1/26 (a)	1,023	1,112
5.5% 1/15/26 (a)	1,836	2,077
		17,475

TOTAL INDUSTRIALS		104,048

INFORMATION TECHNOLOGY - 1.0%
Electronic Equipment & Components - 0.1%
Amphenol Corp. 3.2% 4/1/24	1,056	1,117
Dell International LLC/EMC Corp. 5.45% 6/15/23	3,000	3,233
		4,350
IT Services - 0.2%
The Western Union Co.:
2.85% 1/10/25	1,255	1,323
4.25% 6/9/23	5,500	5,828
		7,151
Semiconductors & Semiconductor Equipment - 0.4%
Broadcom, Inc. 1.95% 2/15/28 (a)	5,000	4,998
Micron Technology, Inc.:
2.497% 4/24/23	3,351	3,455
4.185% 2/15/27	6,550	7,448
		15,901
Software - 0.3%
Oracle Corp. 1.65% 3/25/26	3,122	3,172
VMware, Inc.:
1% 8/15/24	6,111	6,137
1.4% 8/15/26	2,683	2,680
		11,989

TOTAL INFORMATION TECHNOLOGY		39,391

MATERIALS - 0.8%
Chemicals - 0.6%
International Flavors & Fragrances, Inc.:
1.23% 10/1/25 (a)	1,000	997
1.832% 10/15/27 (a)	5,000	5,038
LYB International Finance II BV 3.5% 3/2/27	3,160	3,476
LYB International Finance III LLC 1.25% 10/1/25	4,910	4,915
The Mosaic Co.:
3.25% 11/15/22	1,917	1,976
4.25% 11/15/23	5,095	5,452
		21,854
Construction Materials - 0.2%
CRH America Finance, Inc. 3.95% 4/4/28 (a)	8,500	9,647

TOTAL MATERIALS		31,501

REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Boston Properties, Inc.:
3.2% 1/15/25	3,000	3,204
3.85% 2/1/23	3,900	4,049
Corporate Office Properties LP:
2% 1/15/29	3,626	3,595
5% 7/1/25	1,529	1,720
Federal Realty Investment Trust 3.95% 1/15/24	7,000	7,494
Hudson Pacific Properties LP 4.65% 4/1/29	6,361	7,408
Lexington Corporate Properties Trust 4.4% 6/15/24	1,190	1,283
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	629	668
4.5% 1/15/25	1,111	1,219
4.5% 4/1/27	7,798	8,761
4.95% 4/1/24	1,104	1,203
5.25% 1/15/26	3,160	3,605
Retail Properties America, Inc. 4% 3/15/25	2,399	2,561
SITE Centers Corp.:
3.625% 2/1/25	1,358	1,440
4.25% 2/1/26	2,246	2,446
Spirit Realty LP 2.1% 3/15/28	4,730	4,752
Ventas Realty LP:
2.65% 1/15/25	3,986	4,180
3% 1/15/30	2,083	2,197
3.125% 6/15/23	885	922
3.5% 4/15/24	2,379	2,535
4% 3/1/28	1,168	1,312
Vornado Realty LP 2.15% 6/1/26	936	958
Welltower, Inc. 3.625% 3/15/24	2,553	2,726
WP Carey, Inc.:
3.85% 7/15/29	633	707
4.6% 4/1/24	5,173	5,628
		76,573
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,400	4,579
4.1% 10/1/24	377	408
Post Apartment Homes LP 3.375% 12/1/22	2,705	2,782
		7,769

TOTAL REAL ESTATE		84,342

UTILITIES - 2.0%
Electric Utilities - 0.9%
Cleveland Electric Illuminating Co. 3.5% 4/1/28 (a)	6,000	6,508
Edison International 2.95% 3/15/23	1,206	1,239
Eversource Energy 2.8% 5/1/23	4,679	4,833
FirstEnergy Corp.:
1.6% 1/15/26	578	572
2.05% 3/1/25	3,242	3,291
Florida Power & Light Co. 2.85% 4/1/25	1,499	1,599
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,226	1,314
ITC Holdings Corp. 2.7% 11/15/22	3,739	3,834
NextEra Energy Capital Holdings, Inc. 2.75% 5/1/25	3,900	4,139
Vistra Operations Co. LLC 5% 7/31/27 (a)	9,250	9,598
		36,927
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.:
3.3% 7/15/25 (a)	6,074	6,490
3.95% 7/15/30 (a)	6,551	7,304
		13,794
Multi-Utilities - 0.7%
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	6,000	6,603
3.7% 7/15/30	467	532
4.05% 4/15/25	5,500	6,078
NiSource, Inc.:
0.95% 8/15/25	2,404	2,387
2.95% 9/1/29	4,000	4,261
Puget Energy, Inc. 3.65% 5/15/25	3,000	3,229
Sempra Energy 2.875% 10/1/22	1,677	1,709
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (b)(c)	3,383	3,178
		27,977

TOTAL UTILITIES		78,698

TOTAL NONCONVERTIBLE BONDS
(Cost $1,352,975)		1,412,953

U.S. Government and Government Agency Obligations - 43.2%
U.S. Treasury Inflation-Protected Obligations - 1.6%
U.S. Treasury Inflation-Indexed Notes 0.25% 7/15/29	54,808	61,884
U.S. Treasury Obligations - 41.6%
U.S. Treasury Notes:
0.125% 8/15/23	$127,962	$127,777
0.25% 7/31/25	356,723	351,830
0.625% 7/31/26	3,000	2,979
0.75% 3/31/26	105,502	105,633
1.125% 8/31/28	147,963	148,356
1.25% 6/30/28	157,090	159,029
1.25% 8/15/31	252,572	251,270
1.5% 1/31/27	41,127	42,568
1.625% 9/30/26	41,816	43,548
2.125% 5/15/25 (d)	193,583	204,646
2.375% 8/15/24	8,898	9,419
3.125% 11/15/28	158,561	180,958

TOTAL U.S. TREASURY OBLIGATIONS		1,628,013

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,667,639)		1,689,897

U.S. Government Agency - Mortgage Securities - 1.3%
Fannie Mae - 1.2%
2.5% 10/1/31 to 1/1/33	5,897	6,206
3% 9/1/32 to 6/1/33	26,589	28,136
3.5% 9/1/34 to 10/1/34	7,731	8,303
4.5% 3/1/39 to 8/1/39	1,855	2,034
5.5% 11/1/34 to 6/1/36	1,567	1,789
6.5% 7/1/32 to 8/1/36	980	1,139
7% 8/1/25 to 2/1/32	4	5
7.5% 11/1/22 to 8/1/29	27	30

TOTAL FANNIE MAE		47,642

Freddie Mac - 0.1%
5.5% 3/1/34 to 7/1/35	2,628	3,005
7.5% 7/1/27 to 1/1/33	9	10

TOTAL FREDDIE MAC		3,015

Ginnie Mae - 0.0%
7% to 7% 1/15/28 to 11/15/32	819	943
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $49,580)		51,600

Asset-Backed Securities - 7.5%
AASET Trust:
Series 2019-1 Class A, 3.844% 5/15/39 (a)	$1,656	$1,641
Series 2019-2 Class A, 3.376% 10/16/39 (a)	2,598	2,537
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	1,070	1,072
Aimco:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.060% 1.1706% 7/22/32 (a)(b)(c)	9,560	9,562
Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 1/15/32 (a)(b)(c)	8,700	8,701
Ajax Mortgage Loan Trust:
Series 2021-B Class A, 2.239% 6/25/66 (a)(b)	3,529	3,524
Series 2021-C Class A, 2.115% 1/25/61 (a)	3,258	3,258
American Express Credit Account Master Trust Series 2019-3 Class A, 2% 4/15/25	13,000	13,250
Apollo Aviation Securitization Equity Trust Series 2020-1A Class A, 3.351% 1/16/40 (a)	1,271	1,259
Ares LII CLO Ltd. Series 2021-52A Class A1R, 3 month U.S. LIBOR + 1.050% 1.1883% 4/22/31 (a)(b)(c)	8,301	8,304
Bank of America Credit Card Master Trust Series 2020-A1 Class A1, 0.34% 5/15/26	8,767	8,752
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.120% 1.2094% 2/25/35 (b)(c)	603	601
Blackbird Capital Aircraft Series 2021-1A Class A, 2.443% 7/15/46 (a)	4,601	4,640
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	2,656	2,657
Castlelake Aircraft Securitization Trust:
Series 2019-1A Class A, 3.967% 4/15/39 (a)	2,426	2,427
Series 2021-1R Class A, 2.741% 8/15/41 (a)	9,478	9,488
Castlelake Aircraft Structured Trust Series 2021-1A Class A, 3.474% 1/15/46 (a)	4,177	4,314
Cedar Funding Ltd. Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 1.1878% 7/15/33 (a)(b)(c)	9,727	9,732
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/30 (a)(b)(c)	9,724	9,726
Consumer Loan Underlying Bond Credit Trust Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	361	364
Dell Equipment Finance Trust:
Series 2019-2 Class A3, 1.91% 10/22/24 (a)	2,146	2,160
Series 2020-2 Class A3, 0.57% 10/23/23 (a)	3,587	3,601
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (a)	1,408	1,416
Dominos Pizza Master Issuer LLC Series 2018-1A Class A2I, 4.116% 7/25/48 (a)	7,597	7,868
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 4/15/31 (a)(b)(c)	8,325	8,334
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (a)(b)	1,888	1,888
GMF Floorplan Owner Revolving Trust Series 2020-1 Class A, 0.68% 8/15/25 (a)	2,767	2,782
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	1,265	1,265
John Deere Owner Trust Series 2019-B Class A4, 2.32% 5/15/26	3,098	3,185
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	2,336	2,387
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/31 (a)(b)(c)	7,153	7,155
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1383% 1/22/31 (a)(b)(c)	6,784	6,784
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (a)	250	251
Series 2020-1A Class A, 2.24% 3/15/30 (a)	16	16
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (a)	769	790
MMAF Equipment Finance LLC Series 2019-B Class A3, 2.01% 12/12/24 (a)	4,211	4,299
Morgan Stanley ABS Capital I Trust Series 2004-HE7 Class B3, 1 month U.S. LIBOR + 5.250% 5.3344% 8/25/34 (b)(c)(e)	186	176
Mortgage Repurchase Agreement Financing Trust:
Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0951% 8/10/23 (a)(b)(c)	5,425	5,481
Series 2021-1 Class A1, 1 month U.S. LIBOR + 0.500% 0.5951% 3/10/22 (a)(b)(c)	7,331	7,340
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	2,944	2,942
Niagara Park CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.000% 1.1339% 7/17/32 (a)(b)(c)	9,400	9,403
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 0.800% 0.9309% 5/20/29 (a)(b)(c)	8,354	8,358
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.3294% 1/25/36 (b)(c)	428	428
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	258	258
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (a)(b)	6,202	6,211
Sapphire Aviation Finance Series 2020-1A Class A, 3.228% 3/15/40 (a)	5,308	5,298
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	2,861	2,990
1.631% 5/15/51 (a)	15,000	15,133
1.884% 7/15/50 (a)	1,073	1,096
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	613	616
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 1.1861% 7/15/32 (a)(b)(c)	7,183	7,185
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 1.0843% 11/18/30 (a)(b)(c)	9,061	9,062
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9444% 9/25/34 (b)(c)	145	135
Thunderbolt Aircraft Lease Ltd. Series 2017-A Class A, 4.212% 5/17/32 (a)	2,142	2,144
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	3,086	3,064
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.6979% 4/6/42 (a)(b)(c)	1,745	1,174
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (a)	302	302
Series 2021-3 Class A, 0.83% 7/20/31 (a)	7,285	7,290
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (a)	2,121	2,127
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (a)	7,491	7,514
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (a)(b)	9,916	9,912
Verizon Master Trust Series 2021-1 Class B, 0.69% 5/20/27	9,197	9,203
Voya CLO Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 0.950% 1.0839% 4/17/30 (a)(b)(c)	9,100	9,101
World Omni Automobile Lease Securitization Trust Series 2020-A Class A2, 1.71% 11/15/22	148	148
TOTAL ASSET-BACKED SECURITIES
(Cost $291,957)		294,081

Collateralized Mortgage Obligations - 1.1%
Private Sponsor - 1.0%
BRAVO Residential Funding Trust sequential payer Series 2020-RPL2 Class A1, 2% 5/25/59 (a)	3,856	3,941
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (a)	2,218	2,218
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (a)	1,495	1,497
CSMC Trust sequential payer Series 2020-RPL4 Class A1, 2% 1/25/60 (a)	1,126	1,147
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)(b)	6,036	6,137
Mortgage Repurchase Agreement Financing Trust Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.4451% 4/23/23 (a)(b)(c)	6,470	6,490
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (a)	2,020	2,111
Series 2020-1A Class A1B, 3.5% 10/25/59 (a)	1,648	1,753
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (a)	2,985	2,986
Preston Ridge Partners Mortgage Trust:
Series 2021-2 Class A1, 2.115% 3/25/26 (a)	3,628	3,637
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (a)	1,447	1,449
RMF Buyout Issuance Trust sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (a)	4,649	4,661
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (b)(c)	3	3

TOTAL PRIVATE SPONSOR		38,030

U.S. Government Agency - 0.1%
Fannie Mae Series 2013-16 Class GP, 3% 3/25/33	3,117	3,250
Freddie Mac Series 3949 Class MK, 4.5% 10/15/34	454	498

TOTAL U.S. GOVERNMENT AGENCY		3,748

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $41,553)		41,778

Commercial Mortgage Securities - 9.0%
BAMLL Commercial Mortgage Securities Trust sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (a)	1,776	1,850
BANK Series 2021-BN33 Class XA, 1.1766% 5/15/64 (b)(f)	19,028	1,532
BCP Trust floater Series 2021-330N Class A, 1 month U.S. LIBOR + 0.790% 0.895% 6/15/38 (a)(b)(c)	12,200	12,113
Benchmark Mortgage Trust:
Series 2018-B7 Class A2, 4.377% 5/15/53	3,245	3,450
Series 2019-B12 Class XA, 1.201% 8/15/52 (b)(f)	25,443	1,538
Series 2019-B14 Class XA, 0.9105% 12/15/62 (b)(f)	24,918	1,140
Series 2020-B17 Class XA, 1.541% 3/15/53 (b)(f)	49,111	4,175
Series 2020-B19 Class XA, 1.8906% 9/15/53 (b)(f)	32,537	3,532
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (a)(b)(c)	770	778
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 0.85% 9/15/26 (a)(b)(c)	4,820	4,820
BX Commercial Mortgage Trust:
floater Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.7483% 5/15/38 (a)(b)(c)	3,600	3,602
floater sequential payer:
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(b)(c)	2,916	2,920
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.096% 11/15/32 (a)(b)(c)	2,136	2,140
BX Trust:
floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 0.996% 11/15/35 (a)(b)(c)	3,690	3,693
floater sequential payer:
Series 2021-MFM1 Class A, 1 month U.S. LIBOR + 0.700% 0.7955% 1/15/34 (a)(b)(c)	1,592	1,593
Series 2021-SOAR Class A, 0.766% 6/15/38 (a)(b)	4,072	4,079
floater, sequential payer Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.016% 10/15/36 (a)(b)(c)	4,424	4,431
CD Mortgage Trust sequential payer Series 2017-CD5 Class AAB, 3.22% 8/15/50	2,500	2,679
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (a)	6,655	6,782
Series 2021-1A Class A1, 1.53% 3/15/61 (a)	4,783	4,874
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (a)(b)(c)	1,328	1,328
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(c)	4,225	4,225
CIM Retail Portfolio Trust floater Series 2021-RETL Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	2,714	2,717
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2012-GC8 Class A/S, 3.683% 9/10/45 (a)	5,119	5,230
Series 2014-GC23 Class A3, 3.356% 7/10/47	2,919	3,073
Series 2016-GC37 Class AAB, 3.098% 4/10/49	932	977
Series 2017-P7 Class A2, 3.212% 4/14/50	3,400	3,416
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	3,693	3,699
Series 2013-CR7 Class AM, 3.314% 3/10/46 (a)	1,527	1,582
Series 2013-CR13 Class AM, 4.449% 11/10/46	7,664	8,221
Series 2013-LC6 Class ASB, 2.478% 1/10/46	1,848	1,869
Credit Suisse Mortgage Trust:
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	874	907
Series 2018-SITE Class A, 4.284% 4/15/36 (a)	1,869	1,966
CSAIL Commercial Mortgage Trust sequential payer Series 19-C15 Class A2, 3.4505% 3/15/52	3,666	3,861
Extended Stay America Trust floater Series 2021-ESH Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(b)(c)	1,990	1,996
Freddie Mac:
sequential payer:
Series 2013-K026 Class A2, 2.51% 11/25/22	8,603	8,801
Series 2017-K066 Class A2, 3.117% 6/25/27	8,333	9,228
Series 2017-K067 Class A2, 3.194% 7/25/27	5,780	6,436
Series K057 Class A2, 2.57% 7/25/26	5,509	5,906
Series K058 Class A2, 2.653% 8/25/26	8,556	9,227
Series K061 Class A2, 3.347% 11/25/26	6,618	7,366
Series K065 Class A2, 3.243% 4/25/27	6,566	7,306
Series K064 Class A2, 3.224% 3/25/27	8,360	9,282
Series K068 Class A2, 3.244% 8/25/27	6,357	7,102
Series K734 Class A2, 3.208% 2/25/26	5,541	6,040
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	9,570	9,634
Class A3, 3.482% 1/10/45	482	482
Series 2016-GC34 Class AAB, 3.278% 10/10/48	1,156	1,220
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)(b)	6,497	6,523
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	4,640	4,748
Series 2013-GC13 Class A/S, 4.2176% 7/10/46 (a)(b)	13,365	14,090
Series 2013-GC16 Class A/S, 4.649% 11/10/46	13,383	14,336
Series 2015-GC30 Class A/S, 3.777% 5/10/50	653	703
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2014-C22 Class A4, 3.8012% 9/15/47	4,345	4,687
Series 2015-C29 Class A4, 3.6108% 5/15/48	15,686	17,011
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6 Class A/S, 4.1166% 5/15/45	8,844	8,997
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.096% 9/15/29 (a)(b)(c)	2,510	2,513
sequential payer Series 2013-LC11 Class A5, 2.9599% 4/15/46	2,059	2,122
Series 2013-C10 Class A5, 3.1425% 12/15/47	2,434	2,508
Series 2013-C16 Class A/S, 4.5169% 12/15/46	4,102	4,404
Series 2013-LC11 Class A/S, 3.216% 4/15/46	1,021	1,055
Series 2018-AON Class D, 4.767% 7/5/31 (a)(b)	5,354	5,616
Series 2018-WPT Class AFX, 4.2475% 7/5/33 (a)	3,141	3,324
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	3,510	3,513
Merit floater Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 7/15/38 (a)(b)(c)	2,106	2,107
Morgan Stanley BAML Trust:
sequential payer Series 2013-C11 Class A4, 4.2966% 8/15/46 (b)	1,650	1,722
Series 2014-C17 Class ASB, 3.477% 8/15/47	2,682	2,792
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	3,880	4,072
Series 2021-L6 Class XA, 1.3563% 6/15/54 (f)	6,783	595
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 1.1739% 12/15/50 (b)(f)	90,749	4,366
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 Class ASEC, 4.179% 5/10/63 (a)	3,400	3,476
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (a)	2,027	2,055
Series 2020-LAB Class X, 0.5162% 10/10/42 (a)(b)(f)	91,771	3,190
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2017-C41 Class ASB, 3.39% 11/15/50	500	538
Series 2017-RC1 Class ASB, 3.453% 1/15/60	3,355	3,565
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2012-C9 Class A3, 2.87% 11/15/45	2,877	2,927
Series 2013-C11 Class ASB, 2.63% 3/15/45	2,502	2,536
Series 2013-C12 Class A4, 3.198% 3/15/48	5,192	5,349
Series 2014-C25 Class A5, 3.631% 11/15/47	10,000	10,824
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $343,740)		351,082

Municipal Securities - 0.1%
New York City Transitional Fin. Auth. Rev. Series 2017 E, 2.85% 2/1/24	1,515	1,604
New York Urban Dev. Corp. Rev. Series 2017 B, 2.67% 3/15/23	3,815	3,949
TOTAL MUNICIPAL SECURITIES
(Cost $5,328)		5,553

Foreign Government and Government Agency Obligations - 0.1%
United Mexican States 3.25% 4/16/30 (Cost $3,598)	$3,615	$3,791

Bank Notes - 0.6%
CIT Bank NA 2.969% 9/27/25 (b)	6,740	7,102
Discover Bank 3.35% 2/6/23	7,000	7,275
Truist Bank 2.75% 5/1/23	4,300	4,470
Wells Fargo Bank NA 3.55% 8/14/23	5,500	5,831
TOTAL BANK NOTES
(Cost $23,622)		24,678
	Shares	Value (000s)

Fixed-Income Funds - 0.0%
Fidelity Specialized High Income Central Fund (g)
(Cost $41)	415	42

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.06% (h)
(Cost $77,318)	77,302,997	77,318
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $3,857,351)		3,952,773
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(38,346)
NET ASSETS - 100%		$3,914,427

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	277	Dec. 2021	$34,270	$21	$21

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $718,842,000 or 18.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $260,000.

 (e) Level 3 security

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, other than the Commodity Strategy Central Fund, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$86,270	$1,523,774	$1,532,721	$31	$(5)	$--	$77,318	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	--	1,118,716	1,118,716	102	--	--	--	0.0%
Fidelity Specialized High Income Central Fund	16,900	644	17,412	645	1,405	(1,495)	42	0.0%
Total	$103,170	$2,643,134	$2,668,849	$778	$1,400	$(1,495)	$77,360

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$1,412,953	$--	$1,412,953	$--
U.S. Government and Government Agency Obligations	1,689,897	--	1,689,897	--
U.S. Government Agency - Mortgage Securities	51,600	--	51,600	--
Asset-Backed Securities	294,081	--	293,905	176
Collateralized Mortgage Obligations	41,778	--	41,778	--
Commercial Mortgage Securities	351,082	--	351,082	--
Municipal Securities	5,553	--	5,553	--
Foreign Government and Government Agency Obligations	3,791	--	3,791	--
Bank Notes	24,678	--	24,678	--
Fixed-Income Funds	42	42	--	--
Money Market Funds	77,318	77,318	--	--
Total Investments in Securities:	$3,952,773	$77,360	$3,875,237	$176
Derivative Instruments:
Assets
Futures Contracts	$21	$21	$--	$--
Total Assets	$21	$21	$--	$--
Total Derivative Instruments:	$21	$21	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$21	$0
Total Interest Rate Risk	21	0
Total Value of Derivatives	$21	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.5%
Cayman Islands	3.3%
United Kingdom	3.0%
Japan	1.3%
Others (Individually Less Than 1%)	4.9%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,779,992)	$3,875,413
Fidelity Central Funds (cost $77,359)	77,360
Total Investment in Securities (cost $3,857,351)		$3,952,773
Receivable for investments sold		23,014
Receivable for fund shares sold		3,683
Interest receivable		17,028
Distributions receivable from Fidelity Central Funds		2
Other receivables		73
Total assets		3,996,573
Liabilities
Payable for investments purchased	$78,104
Payable for fund shares redeemed	2,168
Distributions payable	344
Accrued management fee	960
Payable for daily variation margin on futures contracts	2
Other affiliated payables	494
Other payables and accrued expenses	74
Total liabilities		82,146
Net Assets		$3,914,427
Net Assets consist of:
Paid in capital		$3,808,248
Total accumulated earnings (loss)		106,179
Net Assets		$3,914,427
Net Asset Value, offering price and redemption price per share ($3,914,427 ÷ 348,160 shares)		$11.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2021
Investment Income
Interest		$74,071
Income from Fidelity Central Funds (including $102 from security lending)		651
Total income		74,722
Expenses
Management fee	$10,054
Transfer agent fees	3,374
Fund wide operations fee	1,746
Independent trustees' fees and expenses	9
Miscellaneous	2
Total expenses before reductions	15,185
Total expenses after reductions		15,185
Net investment income (loss)		59,537
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,300
Fidelity Central Funds	1,400
Futures contracts	(426)
Capital gain distributions from Fidelity Central Funds	127
Total net realized gain (loss)		18,401
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(47,072)
Fidelity Central Funds	(1,495)
Futures contracts	5
Total change in net unrealized appreciation (depreciation)		(48,562)
Net gain (loss)		(30,161)
Net increase (decrease) in net assets resulting from operations		$29,376

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,537	$66,889
Net realized gain (loss)	18,401	66,261
Change in net unrealized appreciation (depreciation)	(48,562)	35,924
Net increase (decrease) in net assets resulting from operations	29,376	169,074
Distributions to shareholders	(119,135)	(65,192)
Share transactions
Proceeds from sales of shares	1,822,393	905,565
Reinvestment of distributions	110,502	61,129
Cost of shares redeemed	(886,904)	(829,092)
Net increase (decrease) in net assets resulting from share transactions	1,045,991	137,602
Total increase (decrease) in net assets	956,232	241,484
Net Assets
Beginning of period	2,958,195	2,716,711
End of period	$3,914,427	$2,958,195
Other Information
Shares
Sold	161,538	80,600
Issued in reinvestment of distributions	9,760	5,426
Redeemed	(78,528)	(73,982)
Net increase (decrease)	92,770	12,044

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.58	$11.16	$10.58	$10.95	$11.07
Income from Investment Operations
Net investment income (loss)A	.199	.267	.292	.263	.261
Net realized and unrealized gain (loss)	(.102)	.413	.560	(.380)	(.142)
Total from investment operations	.097	.680	.852	(.117)	.119
Distributions from net investment income	(.196)	(.260)	(.272)	(.253)	(.239)
Distributions from net realized gain	(.241)	–	–	–	–
Total distributions	(.437)	(.260)	(.272)	(.253)	(.239)
Net asset value, end of period	$11.24	$11.58	$11.16	$10.58	$10.95
Total ReturnB	.86%	6.18%	8.18%	(1.07)%	1.11%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.76%	2.37%	2.72%	2.46%	2.40%
Supplemental Data
Net assets, end of period (in millions)	$3,914	$2,958	$2,717	$2,719	$3,065
Portfolio turnover rateE	102%	99%	34%	49%	59%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern tim and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Intermediate Bond Fund	$73

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, deferred trustees compensation, losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$107,607
Gross unrealized depreciation	(11,086)
Net unrealized appreciation (depreciation)	$96,521
Tax Cost	$3,856,252

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,635
Undistributed long-term capital gain	$7,584
Net unrealized appreciation (depreciation) on securities and other investments	$95,960

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$79,271	$ 65,192
Long-term Capital Gains	39,864	–
Total	$119,135	$ 65,192

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Intermediate Bond Fund	897,518	643,157

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Intermediate Bond Fund	.05%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Intermediate Bond Fund	$2

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Intermediate Bond Fund	$11	$–	$–

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Credit Risk.

The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Intermediate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Intermediate Bond Fund	.45%
Actual		$1,000.00	$1,009.30	$2.28
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Intermediate Bond Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 8, 2021, a distribution of $0.023 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $19,694,260, or, if subsequently determined to be different, the net capital gain of such year.

A total of 20.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $57,467,465 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $67,733,942 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

IBF-ANN-1021
1.703559.124

Fidelity® Investment Grade Bond Fund

Annual Report

August 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(3.15)%	2.88%	3.08%
Class M (incl. 4.00% sales charge)	(3.25)%	2.84%	3.06%
Class C (incl. contingent deferred sales charge)	(0.85)%	2.90%	2.87%
Fidelity® Investment Grade Bond Fund	1.07%	4.02%	3.81%
Class I	1.03%	3.97%	3.77%
Class Z	1.28%	4.07%	3.82%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Investment Grade Bond Fund, a class of the fund, on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,540	Fidelity® Investment Grade Bond Fund
$13,671	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Manager Jeffrey Moore:  For the fiscal year ending August 31, 2021, the fund's share classes posted gains in the range of 0.12 to 1.28%, (excluding sales charges, if applicable), topping, net of fees, the -0.08% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. Relative to the benchmark, our decision to overweight corporate bonds added value as credit spreads tightened for the 12 months, as did our picks among corporate bonds. Within corporates, selections among the bonds of industrial firms and overweighting financial institutions contributed meaningfully. A small out-of-benchmark allocation to high-yield corporate bonds helped as well. Underweighting mortgage-backed securities (MBS), which offered little value for most of the period, also aided the fund's relative result. Lastly, holding asset-backed securities, including collateralized loan obligations (CLOs), further boosted the fund's return versus the benchmark. In contrast, positioning along the yield curve detracted somewhat, especially owning fewer 20-year bonds than the benchmark. A roughly 6% allocation to cash, on average, also hurt. Notably, we reduced the fund's cash stake over the course of the period to about 4% of fund assets, down from 12% of assets at the start of the 12 months. Sector allocation among the bonds of industrial firms also set us back to a degree, but our picks in this segment made up for this shortfall and then some.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	48.5%
AAA	8.1%
AA	1.1%
A	7.9%
BBB	24.0%
BB and Below	7.3%
Short-Term Investments and Net Other Assets	0.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**
Corporate Bonds	36.5%
U.S. Government and U.S. Government Agency Obligations	48.5%
Asset-Backed Securities	7.1%
CMOs and Other Mortgage Related Securities	6.4%
Municipal Bonds	0.4%
Other Investments	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 11.5%

 ** Futures and Swaps - 2.6%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 35.2%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 1.6%
AT&T, Inc.:
2.55% 12/1/33 (a)	$1,806	$1,815
3.8% 12/1/57 (a)	17,133	18,223
4.3% 2/15/30	34,036	39,598
4.75% 5/15/46	24,566	30,016
4.9% 6/15/42	4,363	5,456
5.55% 8/15/41	7,917	10,529
6.2% 3/15/40	1,454	1,985
Verizon Communications, Inc.:
2.987% 10/30/56	869	838
4.329% 9/21/28	19,797	23,117
4.5% 8/10/33	3,429	4,150
4.862% 8/21/46	14,251	18,553
5.012% 4/15/49	82	109
		154,389
Entertainment - 0.3%
The Walt Disney Co.:
2.2% 1/13/28	6,562	6,837
2.65% 1/13/31	10,500	11,153
4.7% 3/23/50	7,961	10,642
		28,632
Media - 1.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	25,400	26,025
3.7% 4/1/51	15,400	15,502
4.464% 7/23/22	3,780	3,889
4.908% 7/23/25	2,932	3,318
5.375% 5/1/47	22,326	27,473
5.75% 4/1/48	11,014	14,166
Comcast Corp.:
3.75% 4/1/40	622	714
4.65% 7/15/42	1,628	2,067
Discovery Communications LLC:
3.625% 5/15/30	4,063	4,451
4.65% 5/15/50	10,998	13,049
Fox Corp.:
5.476% 1/25/39	1,366	1,773
5.576% 1/25/49	906	1,246
Time Warner Cable LLC:
4.5% 9/15/42	544	608
5.5% 9/1/41	966	1,206
5.875% 11/15/40	7,077	9,125
6.55% 5/1/37	3,601	4,914
6.75% 6/15/39	6,233	8,705
7.3% 7/1/38	2,390	3,482
		141,713
Wireless Telecommunication Services - 0.3%
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	6,800	7,526
3.875% 4/15/30	20,000	22,408
4.5% 4/15/50	2,885	3,459
		33,393

TOTAL COMMUNICATION SERVICES		358,127

CONSUMER DISCRETIONARY - 1.9%
Automobiles - 0.7%
General Motors Co. 5.4% 10/2/23	11,588	12,667
General Motors Financial Co., Inc.:
3.7% 5/9/23	5,526	5,776
4% 1/15/25	15,000	16,312
4.25% 5/15/23	858	909
4.375% 9/25/21	3,354	3,363
5.2% 3/20/23	7,090	7,571
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	6,678	6,793
3.125% 5/12/23 (a)	5,817	6,058
3.35% 5/13/25 (a)	9,370	10,090
		69,539
Hotels, Restaurants & Leisure - 0.0%
Starbucks Corp. 1.3% 5/7/22	3,483	3,506
Household Durables - 0.6%
D.R. Horton, Inc.:
1.3% 10/15/26	10,194	10,178
2.6% 10/15/25	9,432	9,963
Lennar Corp.:
4.75% 11/29/27	15,563	18,111
5% 6/15/27	8,419	9,797
Toll Brothers Finance Corp.:
4.35% 2/15/28	2,908	3,221
4.875% 11/15/25	32	36
4.875% 3/15/27	10,045	11,389
		62,695
Internet & Direct Marketing Retail - 0.2%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	3,090	3,037
2.7% 2/9/41	16,100	15,262
		18,299
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22	1,815	1,861
3% 11/19/24	4,130	4,387
		6,248
Specialty Retail - 0.3%
AutoNation, Inc. 4.75% 6/1/30	909	1,072
AutoZone, Inc. 4% 4/15/30	21,631	24,776
		25,848

TOTAL CONSUMER DISCRETIONARY		186,135

CONSUMER STAPLES - 3.0%
Beverages - 1.2%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	4,168	5,099
4.9% 2/1/46	9,089	11,479
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	8,200	9,133
4.35% 6/1/40	3,930	4,713
4.5% 6/1/50	9,000	11,189
4.6% 6/1/60	7,261	9,050
4.75% 1/23/29	18,172	21,605
4.75% 4/15/58	3,562	4,529
5.45% 1/23/39	3,537	4,673
5.55% 1/23/49	8,082	11,235
5.8% 1/23/59 (Reg. S)	8,567	12,687
Constellation Brands, Inc. 4.75% 11/15/24	2,399	2,685
PepsiCo, Inc.:
2.625% 3/19/27	712	767
2.75% 3/19/30	6,600	7,149
		115,993
Food & Staples Retailing - 0.7%
Sysco Corp.:
3.3% 2/15/50	3,840	4,027
6.6% 4/1/50	42,857	68,591
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	1,216	1,218
		73,836
Food Products - 1.1%
General Mills, Inc. 2.875% 4/15/30	797	852
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	3,000	3,289
JBS U.S.A. Lux SA / JBS Food Co. 5.5% 1/15/30 (a)	38,000	42,885
Kraft Heinz Foods Co.:
3% 6/1/26	5,000	5,302
3.875% 5/15/27	12,300	13,557
4.375% 6/1/46	4,122	4,779
4.625% 1/30/29	14,700	17,016
5.2% 7/15/45	8,219	10,547
7.125% 8/1/39 (a)	5,618	8,528
		106,755

TOTAL CONSUMER STAPLES		296,584

ENERGY - 2.6%
Oil, Gas & Consumable Fuels - 2.6%
Columbia Pipeline Group, Inc. 4.5% 6/1/25	538	602
DCP Midstream Operating LP:
3.875% 3/15/23	1,968	2,022
5.6% 4/1/44	1,707	1,955
5.85% 5/21/43 (a)(b)	2,821	2,609
Enable Midstream Partners LP 3.9% 5/15/24 (b)	549	584
Enbridge, Inc.:
4% 10/1/23	2,296	2,438
4.25% 12/1/26	923	1,037
Energy Transfer LP:
3.75% 5/15/30	2,274	2,469
4.2% 9/15/23	759	808
4.25% 3/15/23	830	868
4.5% 4/15/24	952	1,034
4.95% 6/15/28	2,591	3,001
5% 5/15/50	5,083	5,955
5.25% 4/15/29	1,549	1,825
5.4% 10/1/47	1,026	1,245
5.8% 6/15/38	1,445	1,782
6% 6/15/48	941	1,202
6.25% 4/15/49	1,064	1,409
Hess Corp.:
4.3% 4/1/27	834	927
5.6% 2/15/41	15,000	18,717
7.125% 3/15/33	839	1,133
7.3% 8/15/31	1,023	1,391
7.875% 10/1/29	2,921	4,007
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (b)(c)	2,046	2,046
4.8% 2/15/29	816	955
4.875% 12/1/24	1,247	1,388
5.5% 2/15/49	2,450	3,164
Occidental Petroleum Corp.:
3.5% 8/15/29	1,621	1,680
4.3% 8/15/39	236	240
4.4% 8/15/49	236	238
5.55% 3/15/26	3,038	3,387
6.45% 9/15/36	2,750	3,438
6.6% 3/15/46	3,032	3,836
7.5% 5/1/31	3,937	5,151
Ovintiv, Inc.:
5.15% 11/15/41	2,000	2,225
8.125% 9/15/30	3,357	4,575
Petroleos Mexicanos:
6.49% 1/23/27	1,757	1,857
6.5% 3/13/27	5,805	6,145
6.75% 9/21/47	14,189	12,465
6.84% 1/23/30	8,589	8,965
6.95% 1/28/60	4,247	3,715
7.69% 1/23/50	70,161	66,988
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	1,242	1,316
3.65% 6/1/22	2,386	2,423
4.65% 10/15/25	26,960	30,042
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	1,450	1,469
Sabine Pass Liquefaction LLC 4.5% 5/15/30	9,286	10,757
The Williams Companies, Inc.:
3.5% 11/15/30	9,960	10,931
3.7% 1/15/23	510	528
Western Gas Partners LP:
3.95% 6/1/25	764	800
4.65% 7/1/26	1,129	1,217
4.75% 8/15/28	781	859
6.5% 2/1/50	7,720	9,101
		260,921
FINANCIALS - 15.9%
Banks - 8.8%
Bank of America Corp.:
1.922% 10/24/31 (b)	20,000	19,592
2.299% 7/21/32 (b)	25,000	25,149
2.884% 10/22/30 (b)	50,000	52,954
3.3% 1/11/23	1,679	1,748
3.419% 12/20/28 (b)	3,280	3,602
3.5% 4/19/26	3,838	4,226
3.95% 4/21/25	32,873	36,000
4% 1/22/25	16,960	18,536
4.1% 7/24/23	900	964
4.183% 11/25/27	4,363	4,903
4.2% 8/26/24	5,249	5,753
4.25% 10/22/26	23,937	27,183
4.45% 3/3/26	11,356	12,809
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 0.8643% 7/20/22 (a)(b)(c)	4,861	4,889
Barclays Bank PLC 1.7% 5/12/22	3,331	3,361
Barclays PLC:
2.852% 5/7/26 (b)	9,444	9,995
4.375% 1/12/26	2,821	3,172
4.836% 5/9/28	3,683	4,175
5.088% 6/20/30 (b)	11,424	13,337
5.2% 5/12/26	26,475	30,414
BNP Paribas SA 2.219% 6/9/26 (a)(b)	9,008	9,272
BPCE SA 4.875% 4/1/26 (a)	4,662	5,303
CIT Group, Inc. 3.929% 6/19/24 (b)	2,035	2,134
Citigroup, Inc.:
2.976% 11/5/30 (b)	50,000	53,187
4.075% 4/23/29 (b)	16,389	18,584
4.125% 7/25/28	4,363	4,935
4.3% 11/20/26	1,115	1,265
4.4% 6/10/25	11,914	13,254
4.412% 3/31/31 (b)	21,454	25,136
4.45% 9/29/27	55,258	63,283
4.6% 3/9/26	5,613	6,394
5.3% 5/6/44	6,000	8,141
5.5% 9/13/25	4,886	5,678
Citizens Financial Group, Inc. 2.638% 9/30/32	4,614	4,691
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(b)	2,250	2,411
HSBC Holdings PLC:
4.25% 3/14/24	905	976
4.95% 3/31/30	1,541	1,861
5.25% 3/14/44	656	869
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	836	907
5.71% 1/15/26 (a)	33,406	37,567
JPMorgan Chase & Co.:
2.956% 5/13/31 (b)	5,034	5,331
4.125% 12/15/26	9,713	11,028
4.493% 3/24/31 (b)	17,000	20,125
NatWest Markets PLC 2.375% 5/21/23 (a)	10,214	10,559
Rabobank Nederland 4.375% 8/4/25	3,024	3,380
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (b)	5,536	5,907
4.8% 4/5/26	12,145	13,896
5.125% 5/28/24	19,005	21,049
6% 12/19/23	24,003	26,742
6.1% 6/10/23	36,812	40,130
6.125% 12/15/22	13,833	14,791
Societe Generale:
1.038% 6/18/25 (a)(b)	50,000	49,777
1.488% 12/14/26 (a)(b)	13,930	13,856
4.25% 4/14/25 (a)	4,491	4,878
Synchrony Bank 3% 6/15/22	2,516	2,564
UniCredit SpA 6.572% 1/14/22 (a)	4,200	4,289
Wells Fargo & Co.:
2.406% 10/30/25 (b)	4,928	5,150
3.196% 6/17/27 (b)	40,441	43,794
4.3% 7/22/27	16,184	18,550
4.478% 4/4/31 (b)	15,500	18,361
Westpac Banking Corp. 4.11% 7/24/34 (b)	3,103	3,426
		886,193
Capital Markets - 4.0%
Affiliated Managers Group, Inc. 4.25% 2/15/24	881	957
Ares Capital Corp.:
3.25% 7/15/25	42,008	44,389
3.875% 1/15/26	16,340	17,580
4.2% 6/10/24	7,281	7,830
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	9,092	9,464
3.75% 3/26/25	6,137	6,656
4.194% 4/1/31 (a)(b)	30,399	34,438
4.55% 4/17/26	1,859	2,107
Deutsche Bank AG 4.5% 4/1/25	8,603	9,270
Deutsche Bank AG New York Branch:
3.3% 11/16/22	4,654	4,808
3.729% 1/14/32 (b)	8,509	8,776
4.1% 1/13/26	5,262	5,770
5% 2/14/22	7,035	7,177
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (b)	12,267	12,402
2.876% 10/31/22 (b)	6,719	6,746
3.272% 9/29/25 (b)	60,430	64,701
3.5% 4/1/25	12,527	13,563
4.25% 10/21/25	7,670	8,559
6.75% 10/1/37	24,081	35,086
Intercontinental Exchange, Inc. 3.75% 12/1/25	1,287	1,420
Morgan Stanley:
3.125% 7/27/26	9,330	10,124
3.622% 4/1/31 (b)	35,865	40,171
3.625% 1/20/27	10,480	11,659
3.7% 10/23/24	3,002	3,270
3.875% 4/29/24	2,765	2,995
4.875% 11/1/22	6,287	6,609
5% 11/24/25	13,117	15,095
State Street Corp.:
2.825% 3/30/23 (b)	737	748
2.901% 3/30/26 (b)	691	738
UBS Group AG 1.494% 8/10/27 (a)(b)	7,599	7,590
		400,698
Consumer Finance - 2.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	10,220	10,112
2.875% 8/14/24	5,100	5,319
3.5% 5/26/22	185	189
4.125% 7/3/23	2,684	2,834
4.45% 4/3/26	2,472	2,711
4.875% 1/16/24	3,901	4,234
6.5% 7/15/25	4,349	5,074
Ally Financial, Inc.:
1.45% 10/2/23	3,119	3,166
3.05% 6/5/23	11,466	11,923
3.875% 5/21/24	7,111	7,667
4.625% 3/30/25	2,237	2,497
5.125% 9/30/24	2,258	2,534
5.8% 5/1/25	19,772	22,883
8% 11/1/31	3,172	4,650
Capital One Financial Corp.:
3.65% 5/11/27	15,715	17,540
3.8% 1/31/28	6,614	7,423
Discover Financial Services:
3.95% 11/6/24	1,184	1,289
4.1% 2/9/27	8,206	9,231
4.5% 1/30/26	3,562	4,021
Ford Motor Credit Co. LLC:
3.096% 5/4/23	12,100	12,369
4.063% 11/1/24	18,137	19,170
5.584% 3/18/24	4,908	5,313
5.596% 1/7/22	4,576	4,636
Synchrony Financial:
2.85% 7/25/22	1,278	1,305
3.95% 12/1/27	5,215	5,812
4.25% 8/15/24	7,369	7,998
4.375% 3/19/24	5,520	5,975
5.15% 3/19/29	7,283	8,624
		196,499
Diversified Financial Services - 0.4%
Brixmor Operating Partnership LP:
4.05% 7/1/30	6,803	7,700
4.125% 6/15/26	3,253	3,638
4.125% 5/15/29	12,222	13,925
Equitable Holdings, Inc. 3.9% 4/20/23	425	447
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	4,907	5,384
Pine Street Trust I 4.572% 2/15/29 (a)	4,516	5,184
Pine Street Trust II 5.568% 2/15/49 (a)	4,529	6,045
Voya Financial, Inc. 3.125% 7/15/24	1,580	1,679
		44,002
Insurance - 0.7%
Five Corners Funding Trust II 2.85% 5/15/30 (a)	11,366	12,084
Liberty Mutual Group, Inc. 3.95% 5/15/60 (a)	10,260	11,503
Lincoln National Corp. 3.4% 1/15/31	9,415	10,354
MetLife, Inc. 4.55% 3/23/30	19,500	23,502
Pacific LifeCorp 5.125% 1/30/43 (a)	1,657	2,135
Pricoa Global Funding I 5.375% 5/15/45 (b)	1,988	2,208
Prudential Financial, Inc.:
3.935% 12/7/49	2,764	3,305
4.5% 11/16/21	813	820
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	1,800	2,067
Unum Group:
4% 6/15/29	3,614	4,058
5.75% 8/15/42	1,024	1,290
		73,326

TOTAL FINANCIALS		1,600,718

HEALTH CARE - 2.4%
Biotechnology - 0.5%
AbbVie, Inc. 3.2% 11/21/29	43,367	47,401
Health Care Providers & Services - 0.5%
Anthem, Inc. 3.3% 1/15/23	2,729	2,837
Centene Corp.:
2.45% 7/15/28	12,745	12,929
2.625% 8/1/31	5,945	6,027
3.375% 2/15/30	5,110	5,340
4.25% 12/15/27	5,450	5,757
4.625% 12/15/29	8,470	9,291
Cigna Corp. 4.375% 10/15/28	4,187	4,886
CVS Health Corp. 3.625% 4/1/27	1,944	2,157
HCA Holdings, Inc. 4.75% 5/1/23	87	93
Toledo Hospital 5.325% 11/15/28	1,513	1,735
		51,052
Pharmaceuticals - 1.4%
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (a)	49,732	55,368
4.375% 12/15/28 (a)	58,400	67,066
Elanco Animal Health, Inc.:
5.272% 8/28/23 (b)	2,148	2,301
5.9% 8/28/28 (b)	905	1,059
Utah Acquisition Sub, Inc. 3.95% 6/15/26	1,304	1,445
Viatris, Inc.:
1.65% 6/22/25 (a)	1,203	1,222
2.7% 6/22/30 (a)	6,115	6,257
3.85% 6/22/40 (a)	2,664	2,885
4% 6/22/50 (a)	4,600	5,008
Zoetis, Inc. 3.25% 2/1/23	764	790
		143,401

TOTAL HEALTH CARE		241,854

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.4%
BAE Systems PLC 3.4% 4/15/30 (a)	2,547	2,792
The Boeing Co.:
5.04% 5/1/27	4,840	5,580
5.15% 5/1/30	14,840	17,558
5.805% 5/1/50	4,840	6,574
5.93% 5/1/60	4,840	6,727
		39,231
Industrial Conglomerates - 0.4%
General Electric Co.:
3.45% 5/1/27	1,589	1,753
3.625% 5/1/30	3,695	4,154
4.25% 5/1/40	14,600	17,386
4.35% 5/1/50	11,664	14,349
		37,642
Trading Companies & Distributors - 0.4%
Air Lease Corp.:
0.7% 2/15/24	9,054	9,013
2.25% 1/15/23	1,128	1,155
3% 9/15/23	368	384
3.375% 7/1/25	7,888	8,445
3.75% 2/1/22	1,846	1,861
3.75% 6/1/26	15,000	16,389
4.25% 2/1/24	4,331	4,665
4.25% 9/15/24	1,473	1,601
		43,513
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd.:
3.25% 2/15/27 (a)	7,484	7,761
3.625% 5/1/22 (a)	1,257	1,279
3.95% 7/1/24 (a)	5,580	5,952
4.375% 5/1/26 (a)	4,949	5,378
5.25% 5/15/24 (a)	3,116	3,416
		23,786

TOTAL INDUSTRIALS		144,172

INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment & Components - 0.1%
Dell International LLC/EMC Corp.:
5.45% 6/15/23	3,397	3,661
5.85% 7/15/25	1,437	1,679
6.02% 6/15/26	1,159	1,384
6.1% 7/15/27	2,638	3,253
6.2% 7/15/30	2,284	2,933
		12,910
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom, Inc.:
1.95% 2/15/28 (a)	2,435	2,434
2.45% 2/15/31 (a)	20,716	20,530
2.6% 2/15/33 (a)	20,716	20,516
3.5% 2/15/41 (a)	16,728	17,237
3.75% 2/15/51 (a)	7,851	8,172
		68,889
Software - 0.4%
Oracle Corp.:
2.5% 4/1/25	6,375	6,687
2.8% 4/1/27	6,375	6,801
2.95% 4/1/30	6,400	6,785
3.6% 4/1/50	6,370	6,644
3.85% 4/1/60	6,400	6,878
		33,795
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	2,004	2,079

TOTAL INFORMATION TECHNOLOGY		117,673

REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 1.7%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	6,718	6,611
4.9% 12/15/30	4,519	5,561
American Homes 4 Rent LP:
2.375% 7/15/31	977	981
3.375% 7/15/51	1,510	1,556
Boston Properties, Inc.:
3.25% 1/30/31	4,526	4,876
4.5% 12/1/28	2,824	3,305
Corporate Office Properties LP:
2.25% 3/15/26	2,339	2,412
2.75% 4/15/31	1,690	1,725
5% 7/1/25	1,435	1,615
Duke Realty LP 3.25% 6/30/26	372	404
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	1,129	1,208
3.5% 8/1/26	1,176	1,286
Hudson Pacific Properties LP 4.65% 4/1/29	6,288	7,323
Lexington Corporate Properties Trust:
2.7% 9/15/30	2,571	2,641
4.4% 6/15/24	599	646
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	7,298	7,365
3.375% 2/1/31	4,780	4,929
3.625% 10/1/29	5,204	5,545
4.375% 8/1/23	635	674
4.5% 1/15/25	1,271	1,395
4.5% 4/1/27	452	508
4.75% 1/15/28	7,132	8,104
4.95% 4/1/24	557	607
5.25% 1/15/26	2,371	2,705
Realty Income Corp. 3.25% 1/15/31	1,277	1,410
Retail Opportunity Investments Partnership LP:
4% 12/15/24	405	434
5% 12/15/23	312	336
Retail Properties America, Inc.:
4% 3/15/25	8,142	8,691
4.75% 9/15/30	13,258	14,847
Simon Property Group LP:
2.45% 9/13/29	1,897	1,959
3.375% 12/1/27	3,864	4,254
SITE Centers Corp.:
3.625% 2/1/25	967	1,025
4.25% 2/1/26	1,683	1,833
Store Capital Corp.:
2.75% 11/18/30	2,849	2,901
4.625% 3/15/29	1,396	1,601
Ventas Realty LP:
2.5% 9/1/31	16,206	16,280
3% 1/15/30	6,770	7,141
3.125% 6/15/23	652	679
4% 3/1/28	1,358	1,525
4.125% 1/15/26	630	702
4.75% 11/15/30	10,898	12,992
VEREIT Operating Partnership LP:
2.2% 6/15/28	1,146	1,173
2.85% 12/15/32	1,410	1,492
3.4% 1/15/28	1,957	2,137
Vornado Realty LP:
2.15% 6/1/26	2,457	2,515
3.4% 6/1/31	8,887	9,285
Weingarten Realty Investors 3.375% 10/15/22	288	295
WP Carey, Inc.:
3.85% 7/15/29	1,045	1,166
4% 2/1/25	2,162	2,356
4.6% 4/1/24	3,364	3,660
		176,671
Real Estate Management & Development - 0.5%
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,946	5,147
3.95% 11/15/27	2,767	3,029
4.1% 10/1/24	2,463	2,663
4.55% 10/1/29	1,135	1,284
CBRE Group, Inc.:
2.5% 4/1/31	7,642	7,770
4.875% 3/1/26	4,953	5,701
Essex Portfolio LP 3.875% 5/1/24	1,215	1,304
Mid-America Apartments LP 4% 11/15/25	522	579
Post Apartment Homes LP 3.375% 12/1/22	317	326
Sun Communities Operating LP 2.7% 7/15/31	4,565	4,648
Tanger Properties LP:
2.75% 9/1/31	5,725	5,583
3.125% 9/1/26	1,660	1,736
3.75% 12/1/24	1,630	1,779
3.875% 12/1/23	298	318
3.875% 7/15/27	6,943	7,548
		49,415

TOTAL REAL ESTATE		226,086

UTILITIES - 1.0%
Electric Utilities - 0.2%
Cleco Corporate Holdings LLC 3.375% 9/15/29	2,932	3,065
DPL, Inc. 4.35% 4/15/29	2,835	3,119
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	1,869	1,859
2.775% 1/7/32 (a)	5,941	6,030
FirstEnergy Corp.:
4.75% 3/15/23	2,843	2,960
7.375% 11/15/31	3,623	5,060
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,240	1,329
		23,422
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (a)	746	920
Independent Power and Renewable Electricity Producers - 0.3%
The AES Corp.:
2.45% 1/15/31	3,092	3,120
3.3% 7/15/25 (a)	10,148	10,843
3.95% 7/15/30 (a)	8,852	9,869
		23,832
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.:
3.7% 7/15/30	1,064	1,212
4.05% 4/15/25	13,567	14,992
Consolidated Edison Co. of New York, Inc. 3.95% 4/1/50	1,501	1,742
NiSource, Inc.:
2.95% 9/1/29	7,262	7,736
3.49% 5/15/27	10,080	11,120
5.95% 6/15/41	1,097	1,559
Puget Energy, Inc.:
4.1% 6/15/30	3,951	4,431
5.625% 7/15/22	2,087	2,156
6% 9/1/21	2,012	2,012
Sempra Energy 6% 10/15/39	1,733	2,437
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (b)(c)	1,164	1,093
		50,490

TOTAL UTILITIES		98,664

TOTAL NONCONVERTIBLE BONDS
(Cost $3,274,167)		3,530,934

U.S. Treasury Obligations - 34.5%
U.S. Treasury Bonds 2.375% 5/15/51	763,529	843,221
U.S. Treasury Notes:
0.125% 6/30/22	$581,800	$582,027
0.125% 8/31/22	480,000	480,281
0.5% 5/31/27	446,600	436,534
0.875% 11/15/30 (d)	490,970	474,438
1.125% 2/15/31 (d)	200,875	198,176
1.25% 4/30/28	400,000	405,422
3.125% 11/15/28	38,238	43,639
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,373,519)		3,463,738

Asset-Backed Securities - 7.1%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$8,413	$8,267
Series 2019-1 Class A, 3.844% 5/15/39 (a)	2,737	2,711
Series 2019-2:
Class A, 3.376% 10/16/39 (a)	4,872	4,758
Class B, 4.458% 10/16/39 (a)	886	737
AIMCO CLO Ltd.:
Series 2020-11A Class A1, 3 month U.S. LIBOR + 1.380% 1.5061% 10/15/31 (a)(b)(c)	6,499	6,504
Series 2021-12A Class A, 3 month U.S. LIBOR + 1.210% 1.3439% 1/17/32 (a)(b)(c)	9,800	9,800
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, 3 month U.S. LIBOR + 0.990% 1.1879% 4/20/34 (a)(b)(c)	14,203	14,208
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.4643% 1/20/33 (a)(b)(c)	2,910	2,914
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 1.2907% 7/20/34 (a)(b)(c)	6,507	6,512
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (a)	2,763	2,739
Class B, 4.335% 1/16/40 (a)	473	339
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 10/15/32 (a)(b)(c)	4,806	4,808
Ares CLO Ltd. Series 2020-58A Class A, 3 month U.S. LIBOR + 1.220% 1.3461% 1/15/33 (a)(b)(c)	9,160	9,170
Ares LIX CLO Ltd. Series 2021-59A Class A, 3 month U.S. LIBOR + 1.030% 1.2149% 4/25/34 (a)(b)(c)	4,698	4,684
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 1.2561% 7/15/34 (a)(b)(c)	8,184	8,193
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 1.1961% 4/15/34 (a)(b)(c)	9,992	9,997
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.3839% 4/17/33 (a)(b)(c)	16,288	16,314
Babson CLO Ltd./Cayman Islands Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.400% 1.5261% 10/15/32 (a)(b)(c)	10,448	10,454
Barings CLO Ltd.:
Series 2021-1A Class A, 3 month U.S. LIBOR + 1.020% 1.02% 4/25/34 (a)(b)(c)	10,335	10,342
Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 1.3543% 1/20/32 (a)(b)(c)	9,800	9,802
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.4639% 1/17/33 (a)(b)(c)	7,272	7,283
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	3,691	3,718
Class AA, 2.487% 12/16/41 (a)(b)	559	563
Series 2021-1A Class A, 2.443% 7/15/46 (a)	11,879	11,981
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.1161% 4/15/29 (a)(b)(c)	6,524	6,513
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	6,858	6,860
Castlelake Aircraft Securitization Trust:
Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	5,085	5,088
Class B, 5.095% 4/15/39 (a)	1,844	1,771
Series 2021-1R Class A, 2.741% 8/15/41 (a)	25,751	25,778
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (a)	3,245	3,243
Series 2021-1A:
Class A, 3.474% 1/15/46 (a)	2,742	2,832
Class B, 6.656% 1/15/46 (a)	1,707	1,851
Cedar Funding Ltd. Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.4743% 10/20/32 (a)(b)(c)	3,832	3,835
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2020-12A Class A, 3 month U.S. LIBOR + 1.270% 1.3953% 10/25/32 (a)(b)(c)	5,300	5,301
CEDF Series 2021-6A Class ARR, 3 month U.S. LIBOR + 1.050% 1.1843% 4/20/34 (a)(b)(c)	8,665	8,675
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.8343% 7/20/31 (a)(b)(c)	7,685	7,706
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 1.3343% 4/20/34 (a)(b)(c)	9,800	9,789
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 1.4443% 1/20/34 (a)(b)(c)	12,900	12,917
DB Master Finance LLC:
Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	11,998	12,078
Class A2II, 4.03% 11/20/47 (a)	3,352	3,558
Series 2019-1A:
Class A23, 4.352% 5/20/49 (a)	602	661
Class A2II, 4.021% 5/20/49 (a)	809	850
Dryden CLO, Ltd.:
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.4643% 10/20/32 (a)(b)(c)	7,839	7,844
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 1.3539% 1/18/32 (a)(b)(c)	4,100	4,103
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2020-85A Class A1, 3 month U.S. LIBOR + 1.350% 1.4761% 10/15/32 (a)(b)(c)	7,751	7,754
Dryden Senior Loan Fund:
Series 2018-70A Class A1, 3 month U.S. LIBOR + 1.170% 1.2964% 1/16/32 (a)(b)(c)	1,808	1,808
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 1.3139% 4/17/33 (a)(b)(c)	4,300	4,304
Eaton Vance CLO, Ltd.:
Series 2020-1A Class A, 3 month U.S. LIBOR + 1.650% 1.7761% 10/15/30 (a)(b)(c)	8,500	8,500
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.370% 1.4961% 10/15/32 (a)(b)(c)	9,600	9,610
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 1.3761% 1/15/34 (a)(b)(c)	2,050	2,052
Flatiron CLO Ltd.:
Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.4448% 11/16/32 (a)(b)(c)	5,330	5,334
Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.110% 1.2613% 7/19/34 (a)(b)(c)	5,916	5,922
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.4309% 11/20/33 (a)(b)(c)	9,100	9,115
Ford Credit Floorplan Master Owner Trust:
Series 2019-2 Class A, 3.06% 4/15/26	7,032	7,481
Series 2019-3 Class A1, 2.23% 9/15/24	3,461	3,533
Series 2019-4 Class A, 2.44% 9/15/26	1,010	1,062
Series 2020-2 Class B, 1.32% 9/15/27	4,000	4,020
GMF Floorplan Owner Revolving Trust:
Series 2018-4 Class A2, 1 month U.S. LIBOR + 0.410% 0.5055% 9/15/23 (a)(b)(c)	2,627	2,627
Series 2020-1 Class C, 1.48% 8/15/25 (a)	4,912	4,985
Series 2020-2 Class C, 1.31% 10/15/25 (a)	6,000	6,052
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	1,886	1,917
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	2,657	2,658
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 1.3361% 1/15/33 (a)(b)(c)	4,700	4,705
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 1.0583% 1/22/28 (a)(b)(c)	4,814	4,814
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 1.3358% 4/19/34 (a)(b)(c)	10,220	10,247
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 1.2461% 7/15/34 (a)(b)(c)	5,879	5,881
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, 3 month U.S. LIBOR + 1.200% 1.3383% 1/22/31 (a)(b)(c)	2,629	2,629
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 10/15/32 (a)(b)(c)	2,535	2,540
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 0% 10/20/34 (a)(b)(c)	1,967	1,967
Magnetite XVI, Ltd. / Magnetite XVI, LLC Series 2015-16A Class AR, 3 month U.S. LIBOR + 0.800% 0.9339% 1/18/28 (a)(b)(c)	6,449	6,446
Magnetite XXI Ltd.:
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 1/15/33 (a)(b)(c)	24,000	24,016
Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.020% 1.1543% 4/20/34 (a)(b)(c)	8,363	8,382
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 1.1161% 1/15/34 (a)(b)(c)	8,900	8,901
MAPS Trust Series 2021-1A Class A, 2.521% 6/15/46 (a)	33,904	34,297
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.2043% 10/20/30 (a)(b)(c)	6,552	6,552
Mortgage Repurchase Agreement Financing Trust Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0951% 8/10/23 (a)(b)(c)	18,032	18,218
Nissan Master Owner Trust Receivables Series 2019-B Class A, 1 month U.S. LIBOR + 0.430% 0.5255% 11/15/23 (b)(c)	8,520	8,527
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 3% 10/20/34 (a)(b)(c)(e)	3,230	3,230
Planet Fitness Master Issuer LLC:
Series 2018-1A:
Class A2I, 4.262% 9/5/48 (a)	28,625	28,702
Class A2II, 4.666% 9/5/48 (a)	3,139	3,246
Series 2019-1A Class A2, 3.858% 12/5/49 (a)	4,647	4,793
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (a)	9,284	9,243
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 1.12% 4/20/34 (a)(b)(c)	11,224	11,237
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (a)	15,298	15,268
Class B, 4.335% 3/15/40 (a)	522	460
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	5,278	5,516
1.884% 7/15/50 (a)	3,008	3,073
2.328% 7/15/52 (a)	2,300	2,366
Symphony CLO XXIII Ltd. Series 2020-23A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 1/15/34 (a)(b)(c)	5,410	5,415
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, 3 month U.S. LIBOR + 0.980% 1.1653% 4/19/34 (a)(b)(c)	10,365	10,373
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 1.2143% 4/20/33 (a)(b)(c)	7,800	7,794
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1343% 1/20/29 (a)(b)(c)	4,376	4,382
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9444% 9/25/34 (b)(c)	5	4
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(b)	12,087	12,049
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	7,307	7,255
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.6979% 4/6/42 (a)(b)(c)	491	330
Treman Park CLO, Ltd. Series 2018-1A Class ARR, 3 month U.S. LIBOR + 1.070% 1.2043% 10/20/28 (a)(b)(c)	9,004	9,005
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.4043% 7/20/32 (a)(b)(c)	5,397	5,398
Voya CLO Ltd./Voya CLO LLC:
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.7339% 7/19/31 (a)(b)(c)	8,500	8,500
Series 2020-3A Class A1, 3 month U.S. LIBOR + 1.300% 1.4343% 10/20/31 (a)(b)(c)	12,000	12,002
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 1.16% 7/19/34 (a)(b)(c)	5,438	5,439
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 1.15% 7/16/34 (a)(b)(c)	5,466	5,467
World Omni Automobile Lease Securitization Trust Series 2020-A Class A2, 1.71% 11/15/22	336	337
TOTAL ASSET-BACKED SECURITIES
(Cost $711,368)		715,791

Collateralized Mortgage Obligations - 0.3%
Private Sponsor - 0.3%
CSMC Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (a)(b)(c)(f)	341	0
Class AA1, 1 month U.S. LIBOR + 0.280% 0.3816% 5/27/37 (a)(b)(c)	520	495
Mortgage Repurchase Agreement Financing Trust Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.4451% 4/23/23 (a)(b)(c)	18,687	18,744
Permanent Master Issuer PLC floater Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.6761% 7/15/58 (a)(b)(c)	3,750	3,751
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (b)(c)	1	1
Silverstone Master Issuer PLC floater:
Series 2018-1A Class 1A, 3 month U.S. LIBOR + 0.390% 0.5243% 1/21/70 (a)(b)(c)	3,136	3,140
Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (a)(b)(c)	2,750	2,751
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $28,937)		28,882

Commercial Mortgage Securities - 6.1%
BAMLL Commercial Mortgage Securities Trust:
floater Series 2019-RLJ Class A, 1 month U.S. LIBOR + 1.050% 1.146% 4/15/36 (a)(b)(c)	8,900	8,881
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.846% 11/15/30 (a)(b)(c)	8,340	8,471
sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (a)	3,676	3,829
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (a)	825	822
Class CNM, 3.8425% 11/5/32 (a)(b)	341	327
BANK sequential payer:
Series 2018-BN10 Class A5, 3.688% 2/15/61	2,479	2,785
Series 2019-BN21 Class A5, 2.851% 10/17/52	5,732	6,179
Series 2019-BN24 Class A3, 2.96% 11/15/62	6,283	6,826
Bayview Commercial Asset Trust floater:
Series 2003-2 Class M1, 1 month U.S. LIBOR + 1.270% 1.3594% 12/25/33 (a)(b)(c)	6	6
Series 2005-3A:
Class A2, 1 month U.S. LIBOR + 0.600% 0.6844% 11/25/35 (a)(b)(c)	22	21
Class M1, 1 month U.S. LIBOR + 0.660% 0.7444% 11/25/35 (a)(b)(c)	11	10
Class M2, 1 month U.S. LIBOR + 0.730% 0.8194% 11/25/35 (a)(b)(c)	15	14
Class M3, 1 month U.S. LIBOR + 0.760% 0.8494% 11/25/35 (a)(b)(c)	13	13
Class M4, 1 month U.S. LIBOR + 0.900% 0.9844% 11/25/35 (a)(b)(c)	17	16
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.580% 0.6694% 1/25/36 (a)(b)(c)	56	54
Class B1, 1 month U.S. LIBOR + 2.100% 2.1844% 1/25/36 (a)(b)(c)	14	31
Class M1, 1 month U.S. LIBOR + 0.670% 0.7594% 1/25/36 (a)(b)(c)	18	17
Class M2, 1 month U.S. LIBOR + 0.700% 0.7894% 1/25/36 (a)(b)(c)	13	12
Class M3, 1 month U.S. LIBOR + 0.750% 0.8344% 1/25/36 (a)(b)(c)	18	18
Class M4, 1 month U.S. LIBOR + 0.910% 0.9994% 1/25/36 (a)(b)(c)	19	17
Class M5, 1 month U.S. LIBOR + 0.970% 1.0594% 1/25/36 (a)(b)(c)	19	16
Class M6, 1 month U.S. LIBOR + 1.050% 1.1344% 1/25/36 (a)(b)(c)	20	17
Series 2006-1:
Class A2, 1 month U.S. LIBOR + 0.540% 0.6244% 4/25/36 (a)(b)(c)	17	16
Class M1, 1 month U.S. LIBOR + 0.570% 0.6544% 4/25/36 (a)(b)(c)	10	10
Class M2, 1 month U.S. LIBOR + 0.600% 0.6844% 4/25/36 (a)(b)(c)	11	10
Class M3, 1 month U.S. LIBOR + 0.630% 0.7144% 4/25/36 (a)(b)(c)	17	16
Class M4, 1 month U.S. LIBOR + 0.780% 0.8644% 4/25/36 (a)(b)(c)	10	9
Class M5, 1 month U.S. LIBOR + 0.840% 0.9244% 4/25/36 (a)(b)(c)	9	9
Class M6, 1 month U.S. LIBOR + 0.960% 1.0444% 4/25/36 (a)(b)(c)	10	9
Series 2006-2A:
Class M1, 1 month U.S. LIBOR + 0.460% 0.5494% 7/25/36 (a)(b)(c)	16	15
Class M2, 1 month U.S. LIBOR + 0.490% 0.5794% 7/25/36 (a)(b)(c)	11	10
Class M3, 1 month U.S. LIBOR + 0.520% 0.6094% 7/25/36 (a)(b)(c)	18	17
Class M4, 1 month U.S. LIBOR + 0.630% 0.7144% 7/25/36 (a)(b)(c)	11	10
Class M5, 1 month U.S. LIBOR + 0.700% 0.7894% 7/25/36 (a)(b)(c)	15	13
Series 2006-3A Class M4, 1 month U.S. LIBOR + 0.430% 0.5144% 10/25/36 (a)(b)(c)	11	43
Series 2006-4A:
Class A2, 1 month U.S. LIBOR + 0.400% 0.4894% 12/25/36 (a)(b)(c)	125	119
Class M1, 1 month U.S. LIBOR + 0.430% 0.5194% 12/25/36 (a)(b)(c)	19	17
Class M2, 1 month U.S. LIBOR + 0.460% 0.5494% 12/25/36 (a)(b)(c)	23	20
Class M3, 1 month U.S. LIBOR + 0.510% 0.5944% 12/25/36 (a)(b)(c)	13	11
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 0.3544% 3/25/37 (a)(b)(c)	33	31
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 0.3544% 7/25/37 (a)(b)(c)	93	90
Class A2, 1 month U.S. LIBOR + 0.320% 0.4044% 7/25/37 (a)(b)(c)	87	82
Class M1, 1 month U.S. LIBOR + 0.370% 0.4544% 7/25/37 (a)(b)(c)	30	27
Class M2, 1 month U.S. LIBOR + 0.410% 0.4944% 7/25/37 (a)(b)(c)	36	32
Class M3, 1 month U.S. LIBOR + 0.490% 0.5744% 7/25/37 (a)(b)(c)	38	42
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 0.3744% 7/25/37 (a)(b)(c)	32	30
Class M1, 1 month U.S. LIBOR + 0.310% 0.3944% 7/25/37 (a)(b)(c)	17	15
Class M2, 1 month U.S. LIBOR + 0.340% 0.4244% 7/25/37 (a)(b)(c)	18	16
Class M3, 1 month U.S. LIBOR + 0.370% 0.4544% 7/25/37 (a)(b)(c)	29	26
Class M4, 1 month U.S. LIBOR + 0.500% 0.5844% 7/25/37 (a)(b)(c)	46	41
Class M5, 1 month U.S. LIBOR + 0.600% 0.6844% 7/25/37 (a)(b)(c)	19	19
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	806	930
Series 2019-B10 Class A4, 3.717% 3/15/62	1,426	1,616
Series 2019-B13 Class A4, 2.952% 8/15/57	8,383	9,068
Series 2018-B8 Class A5, 4.2317% 1/15/52	10,843	12,637
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (a)(b)(c)	6,788	6,862
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA:
Class E, 1 month U.S. LIBOR + 1.950% 2.0471% 3/15/37 (a)(b)(c)	10,300	10,313
Class F, 1 month U.S. LIBOR + 2.470% 2.5671% 3/15/37 (a)(b)(c)	2,590	2,593
Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.096% 12/15/36 (a)(b)(c)	4,126	4,126
Class C, 1 month U.S. LIBOR + 1.120% 1.216% 12/15/36 (a)(b)(c)	3,179	3,178
Class D, 1 month U.S. LIBOR + 1.250% 1.346% 12/15/36 (a)(b)(c)	4,119	4,118
Series 2020-FOX Class B, 1 month U.S. LIBOR + 1.350% 1.446% 11/15/32 (a)(b)(c)	5,690	5,697
floater sequential payer:
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(b)(c)	18,636	18,660
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.096% 11/15/32 (a)(b)(c)	7,098	7,112
BX Trust:
floater:
Series 2018-EXCL:
Class A, 1 month U.S. LIBOR + 1.088% 1.1836% 9/15/37 (a)(b)(c)	5,053	5,053
Class D, 1 month U.S. LIBOR + 2.620% 2.721% 9/15/37 (a)(b)(c)	1,254	1,058
Series 2018-IND:
Class B, 1 month U.S. LIBOR + 0.900% 0.996% 11/15/35 (a)(b)(c)	1,281	1,282
Class C, 1 month U.S. LIBOR + 1.100% 1.196% 11/15/35 (a)(b)(c)	6,410	6,416
Class F, 1 month U.S. LIBOR + 1.800% 1.896% 11/15/35 (a)(b)(c)	1,473	1,476
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.396% 4/15/34 (a)(b)(c)	2,644	2,637
Class C, 1 month U.S. LIBOR + 1.600% 1.696% 4/15/34 (a)(b)(c)	1,748	1,743
Class D, 1 month U.S. LIBOR + 1.900% 1.996% 4/15/34 (a)(b)(c)	1,835	1,825
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.176% 10/15/36 (a)(b)(c)	2,391	2,394
Class C, 1 month U.S. LIBOR + 1.250% 1.346% 10/15/36 (a)(b)(c)	3,005	3,009
Class D, 1 month U.S. LIBOR + 1.450% 1.546% 10/15/36 (a)(b)(c)	4,257	4,264
Class E, 1 month U.S. LIBOR + 1.800% 1.896% 10/15/36 (a)(b)(c)	5,982	5,992
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.696% 12/15/36 (a)(b)(c)	3,374	3,377
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (a)(b)(c)	5,741	5,741
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.016% 10/15/36 (a)(b)(c)	11,860	11,879
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (a)	19,947	20,327
Class A2, 1.99% 7/15/60 (a)	13,122	13,373
Series 2021-1A Class A1, 1.53% 3/15/61 (a)	13,833	14,096
CGMS Commercial Mortgage Trust Series 2017-MDRA Class A, 3.656% 7/10/30 (a)	7,072	7,126
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(c)	7,503	7,503
Class B, 1 month U.S. LIBOR + 1.500% 1.596% 6/15/34 (a)(b)(c)	1,285	1,283
Class C, 1 month U.S. LIBOR + 1.750% 1.846% 6/15/34 (a)(b)(c)	1,451	1,445
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	7,038	7,047
Class B, 1 month U.S. LIBOR + 1.900% 1.996% 8/15/36 (a)(b)(c)	2,167	2,170
Class C, 1 month U.S. LIBOR + 2.300% 2.396% 8/15/36 (a)(b)(c)	1,612	1,614
Class D, 1 month U.S. LIBOR + 3.050% 3.146% 8/15/36 (a)(b)(c)	1,991	1,993
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47	1,366	1,475
Series 2020-SBX Class A, 1.67% 1/10/38 (a)	22,582	23,013
Series 2013-CR13 Class AM, 4.449% 11/10/46	2,011	2,157
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.076% 5/15/36 (a)(b)(c)	11,788	11,823
Class B, 1 month U.S. LIBOR + 1.230% 1.326% 5/15/36 (a)(b)(c)	14,528	14,586
Class C, 1 month U.S. LIBOR + 1.430% 1.526% 5/15/36 (a)(b)(c)	2,018	2,025
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	2,586	2,683
Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	2,941	3,094
Class B, 4.5349% 4/15/36 (a)	861	900
Class C, 4.9414% 4/15/36 (a)(b)	561	582
Class D, 4.9414% 4/15/36 (a)(b)	1,122	1,132
DBCCRE Mortgage Trust sequential payer Series 2014-ARCP Class A, 4.2382% 1/10/34 (a)	15,370	16,275
DBUBS Mortgage Trust Series 2011-LC3A Class C, 5.5573% 8/10/44 (a)(b)	1,072	1,070
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(b)(c)	5,138	5,154
Class B, 1 month U.S. LIBOR + 1.380% 1.476% 7/15/38 (a)(b)(c)	2,926	2,937
Class C, 1 month U.S. LIBOR + 1.700% 1.796% 7/15/38 (a)(b)(c)	2,157	2,168
Class D, 1 month U.S. LIBOR + 2.250% 2.346% 7/15/38 (a)(b)(c)	4,352	4,385
GS Mortgage Securities Trust Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)(b)	7,053	7,081
JP Morgan Chase Commercial Mortgage Securities Trust sequential payer Series 2021-2NU Class A, 1.9739% 1/5/40 (a)	25,800	26,124
JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A/S, 4.4093% 8/15/46	654	687
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2019-COR6 Class A4, 3.0565% 11/13/52	1,823	1,982
JPMorgan Chase Commercial Mortgage Securities Trust:
sequential payer Series 2020-NNN Class AFX, 2.8123% 1/16/37 (a)	31,484	32,924
Series 2012-CBX Class A/S, 4.2707% 6/15/45	1,309	1,339
Series 2013-LC11 Class A/S, 3.216% 4/15/46	1,177	1,216
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (a)	2,821	2,985
Class CFX, 4.9498% 7/5/33 (a)	485	510
Class DFX, 5.3503% 7/5/33 (a)	955	1,003
Class EFX, 5.5422% 7/5/33 (a)	1,020	1,052
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	9,952	9,961
Class B, 1 month U.S. LIBOR + 0.880% 0.976% 3/15/38 (a)(b)(c)	2,401	2,403
Class C, 1 month U.S. LIBOR + 1.100% 1.196% 3/15/38 (a)(b)(c)	1,511	1,512
Class D, 1 month U.S. LIBOR + 1.400% 1.496% 3/15/38 (a)(b)(c)	2,102	2,103
Class E, 1 month U.S. LIBOR + 1.750% 1.846% 3/15/38 (a)(b)(c)	1,836	1,837
Merit floater Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.246% 8/15/37 (a)(b)(c)	2,441	2,447
Morgan Stanley BAML Trust:
sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	8,645	9,173
Series 2012-C6 Class A/S, 3.476% 11/15/45	3,389	3,476
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	7,903	8,294
Series 2018-H4 Class A4, 4.31% 12/15/51	1,756	2,056
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (a)(b)	1,142	1,175
Class C, 3.283% 11/10/36 (a)(b)	1,096	1,113
Natixis Commercial Mortgage Securities Trust sequential payer Series 2019-1776 Class A, 2.5073% 10/15/36 (a)	13,077	13,470
NYT Mortgage Trust floater Series 2019-NYT Class A, 1 month U.S. LIBOR + 1.200% 1.296% 12/15/35 (a)(b)(c)	22,356	22,384
Prima Capital Ltd.:
floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 1.8884% 12/15/37 (a)(b)(c)	2,833	2,833
floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 1.5384% 12/15/37 (a)(b)(c)	5,424	5,424
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.196% 3/15/36 (a)(b)(c)	3,086	3,079
UBS Commercial Mortgage Trust Series 2012-C1 Class A/S, 4.171% 5/10/45	12,718	12,891
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (a)	9,860	9,997
Series 2020-LAB Class B, 2.453% 10/10/42 (a)	510	522
Wells Fargo Commercial Mortgage Trust:
floater:
Series 2016-C32 Class A3FL, 1 month U.S. LIBOR + 1.420% 1.5128% 1/15/59 (b)(c)	25,267	25,393
Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (a)(b)(c)	5,818	5,840
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	8,381	8,960
Series 2015-C29 Class ASB, 3.4% 6/15/48	2,927	3,068
Series 2019-C52 Class A5, 2.892% 8/15/52	2,411	2,600
Series 2015-SG1 Class ASB, 3.556% 9/15/48	2,569	2,694
Series 2018-C48 Class A5, 4.302% 1/15/52	2,498	2,918
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2014-C24 Class A4, 3.343% 11/15/47	7,819	8,283
Series 2012-C9 Class A/S, 3.388% 11/15/45	4,134	4,234
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $608,674)		614,722

Municipal Securities - 0.4%
Chicago Board of Ed. Series 2009 G, 1.75% 12/15/25	3,960	3,844
Illinois Gen. Oblig.:
Series 2003:	$	$
4.95% 6/1/23	1,515	1,606
5.1% 6/1/33	13,950	16,570
Series 2010-1, 6.63% 2/1/35	1,285	1,623
Series 2010-3:
6.725% 4/1/35	1,710	2,171
7.35% 7/1/35	875	1,141
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,201	9,345
TOTAL MUNICIPAL SECURITIES
(Cost $32,521)		36,300

Foreign Government and Government Agency Obligations - 0.4%
Indonesian Republic:
3.85% 10/15/30	$10,505	$11,896
4.2% 10/15/50	7,915	9,173
4.45% 4/15/70	9,715	11,614
State of Qatar 3.4% 4/16/25 (a)	4,105	4,460
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $32,029)		37,143

Bank Notes - 0.1%
Discover Bank 4.682% 8/9/28 (b)	1,865	1,983
KeyBank NA 6.95% 2/1/28	725	930
Regions Bank 6.45% 6/26/37	2,685	3,852
TOTAL BANK NOTES
(Cost $5,106)		6,765
	Shares	Value (000s)

Fixed-Income Funds - 14.1%
Fidelity Mortgage Backed Securities Central Fund (g)	11,503,836	$1,278,076
Fidelity Specialized High Income Central Fund (g)	1,399,765	141,222
TOTAL FIXED-INCOME FUNDS
(Cost $1,392,214)		1,419,298
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.2%
FINANCIALS - 0.2%
Banks - 0.2%
Bank of Nova Scotia 4.65% (b)(h)	8,146	8,387
Barclays Bank PLC 7.625% 11/21/22	11,014	12,116
TOTAL PREFERRED SECURITIIES
(Cost $20,327)		20,503
	Shares	Value (000s)

Money Market Funds - 5.2%
Fidelity Cash Central Fund 0.06% (i)	113,233,847	113,256
Fidelity Securities Lending Cash Central Fund 0.06% (i)(j)	409,022,138	409,063
TOTAL MONEY MARKET FUNDS
(Cost $522,319)		522,319
TOTAL INVESTMENT IN SECURITIES - 103.6%
(Cost $10,001,181)		10,396,395
NET OTHER ASSETS (LIABILITIES) - (3.6)%		(361,660)
NET ASSETS - 100%		$10,034,735

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,806,933,000 or 18.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$974,394	$2,434,749	$3,295,903	$477	$16	$--	$113,256	0.2%
Fidelity Mortgage Backed Securities Central Fund	1,270,856	31,436	--	31,434	--	(24,216)	1,278,076	62.0%
Fidelity Securities Lending Cash Central Fund 0.06%	579,746	5,334,146	5,504,829	400	--	--	409,063	1.2%
Fidelity Specialized High Income Central Fund	132,651	7,304	--	7,305	--	1,267	141,222	39.1%
Total	$2,957,647	$7,807,635	$8,800,732	$39,616	$16	$(22,949)	$1,941,617

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$3,530,934	$--	$3,530,934	$--
U.S. Government and Government Agency Obligations	3,463,738	--	3,463,738	--
Asset-Backed Securities	715,791	--	715,791	--
Collateralized Mortgage Obligations	28,882	--	28,882	--
Commercial Mortgage Securities	614,722	--	614,722	--
Municipal Securities	36,300	--	36,300	--
Foreign Government and Government Agency Obligations	37,143	--	37,143	--
Bank Notes	6,765	--	6,765	--
Fixed-Income Funds	1,419,298	1,419,298	--	--
Preferred Securities	20,503	--	20,503	--
Money Market Funds	522,319	522,319	--	--
Total Investments in Securities:	$10,396,395	$1,941,617	$8,454,778	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Cayman Islands	4.9%
United Kingdom	2.0%
Mexico	1.1%
France	1.0%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $399,263) — See accompanying schedule: Unaffiliated issuers (cost $8,086,648)	$8,454,778
Fidelity Central Funds (cost $1,914,533)	1,941,617
Total Investment in Securities (cost $10,001,181)		$10,396,395
Cash		4
Receivable for investments sold		147
Receivable for fund shares sold		25,872
Interest receivable		47,706
Distributions receivable from Fidelity Central Funds		22
Receivable from investment adviser for expense reductions		34
Other receivables		219
Total assets		10,470,399
Liabilities
Payable for investments purchased
Regular delivery	$7,405
Delayed delivery	3,230
Payable for fund shares redeemed	9,190
Distributions payable	2,372
Accrued management fee	2,460
Distribution and service plan fees payable	80
Other affiliated payables	1,281
Other payables and accrued expenses	583
Collateral on securities loaned	409,063
Total liabilities		435,664
Net Assets		$10,034,735
Net Assets consist of:
Paid in capital		$9,823,383
Total accumulated earnings (loss)		211,352
Net Assets		$10,034,735
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($209,424 ÷ 24,704 shares)(a)		$8.48
Maximum offering price per share (100/96.00 of $8.48)		$8.83
Class M:
Net Asset Value and redemption price per share ($34,264 ÷ 4,040 shares)(a)		$8.48
Maximum offering price per share (100/96.00 of $8.48)		$8.83
Class C:
Net Asset Value and offering price per share ($34,774 ÷ 4,096 shares)(a)		$8.49
Investment Grade Bond:
Net Asset Value, offering price and redemption price per share ($6,909,670 ÷ 814,410 shares)		$8.48
Class I:
Net Asset Value, offering price and redemption price per share ($1,548,151 ÷ 182,269 shares)		$8.49
Class Z:
Net Asset Value, offering price and redemption price per share ($1,298,452 ÷ 152,762 shares)		$8.50

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2021
Investment Income
Dividends		$1,219
Interest		176,211
Income from Fidelity Central Funds (including $400 from security lending)		19,445
Total income		196,875
Expenses
Management fee	$29,484
Transfer agent fees	10,096
Distribution and service plan fees	983
Fund wide operations fee	5,111
Independent trustees' fees and expenses	28
Miscellaneous	4
Total expenses before reductions	45,706
Expense reductions	(490)
Total expenses after reductions		45,216
Net investment income (loss)		151,659
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(176,213)
Fidelity Central Funds	16
Capital gain distributions from Fidelity Central Funds	20,171
Total net realized gain (loss)		(156,026)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	125,650
Fidelity Central Funds	(22,949)
Total change in net unrealized appreciation (depreciation)		102,701
Net gain (loss)		(53,325)
Net increase (decrease) in net assets resulting from operations		$98,334

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$151,659	$151,718
Net realized gain (loss)	(156,026)	531,508
Change in net unrealized appreciation (depreciation)	102,701	(140,096)
Net increase (decrease) in net assets resulting from operations	98,334	543,130
Distributions to shareholders	(428,007)	(156,517)
Share transactions - net increase (decrease)	1,131,046	(427,409)
Total increase (decrease) in net assets	801,373	(40,796)
Net Assets
Beginning of period	9,233,362	9,274,158
End of period	$10,034,735	$9,233,362

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Investment Grade Bond Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.76	$8.25	$7.71	$7.97	$8.03
Income from Investment Operations
Net investment income (loss)A	.105	.158	.199	.178	.151
Net realized and unrealized gain (loss)	(.031)	.518	.565	(.277)	(.071)
Total from investment operations	.074	.676	.764	(.099)	.080
Distributions from net investment income	(.101)	(.166)	(.224)	(.161)	(.140)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.354)	(.166)	(.224)	(.161)	(.140)
Net asset value, end of period	$8.48	$8.76	$8.25	$7.71	$7.97
Total ReturnB,C	.89%	8.30%	10.11%	(1.25)%	1.03%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.76%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.77%	.77%
Expenses net of all reductions	.75%	.76%	.77%	.77%	.77%
Net investment income (loss)	1.24%	1.88%	2.55%	2.29%	1.91%
Supplemental Data
Net assets, end of period (in millions)	$209	$168	$72	$88	$74
Portfolio turnover rateF	40%	118%G	59%G	56%G	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.77	$8.26	$7.72	$7.98	$8.04
Income from Investment Operations
Net investment income (loss)A	.106	.158	.199	.178	.148
Net realized and unrealized gain (loss)	(.041)	.519	.564	(.279)	(.070)
Total from investment operations	.065	.677	.763	(.101)	.078
Distributions from net investment income	(.102)	(.167)	(.223)	(.159)	(.138)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.355)	(.167)	(.223)	(.159)	(.138)
Net asset value, end of period	$8.48	$8.77	$8.26	$7.72	$7.98
Total ReturnB,C	.78%	8.30%	10.09%	(1.26)%	1.01%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.75%	.77%	.79%	.80%
Expenses net of fee waivers, if any	.74%	.75%	.77%	.79%	.80%
Expenses net of all reductions	.74%	.75%	.77%	.79%	.80%
Net investment income (loss)	1.25%	1.88%	2.54%	2.28%	1.88%
Supplemental Data
Net assets, end of period (in millions)	$34	$36	$22	$20	$22
Portfolio turnover rateF	40%	118%G	59%G	56%G	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.77	$8.26	$7.72	$7.99	$8.05
Income from Investment Operations
Net investment income (loss)A	.040	.093	.140	.119	.090
Net realized and unrealized gain (loss)	(.031)	.518	.564	(.288)	(.070)
Total from investment operations	.009	.611	.704	(.169)	.020
Distributions from net investment income	(.036)	(.101)	(.164)	(.101)	(.080)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.289)	(.101)	(.164)	(.101)	(.080)
Net asset value, end of period	$8.49	$8.77	$8.26	$7.72	$7.99
Total ReturnB,C	.12%	7.46%	9.26%	(2.12)%	.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.52%	1.53%	1.54%	1.54%	1.54%
Expenses net of fee waivers, if any	1.52%	1.53%	1.54%	1.54%	1.54%
Expenses net of all reductions	1.52%	1.53%	1.54%	1.54%	1.54%
Net investment income (loss)	.47%	1.10%	1.78%	1.53%	1.14%
Supplemental Data
Net assets, end of period (in millions)	$35	$37	$16	$22	$24
Portfolio turnover rateF	40%	118%G	59%G	56%G	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.77	$8.26	$7.72	$7.98	$8.04
Income from Investment Operations
Net investment income (loss)A	.131	.184	.225	.203	.176
Net realized and unrealized gain (loss)	(.041)	.518	.564	(.277)	(.070)
Total from investment operations	.090	.702	.789	(.074)	.106
Distributions from net investment income	(.127)	(.192)	(.249)	(.186)	(.166)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.380)	(.192)	(.249)	(.186)	(.166)
Net asset value, end of period	$8.48	$8.77	$8.26	$7.72	$7.98
Total ReturnB	1.07%	8.63%	10.45%	(.93)%	1.36%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.54%	2.19%	2.87%	2.61%	2.23%
Supplemental Data
Net assets, end of period (in millions)	$6,910	$6,527	$7,638	$11,730	$9,742
Portfolio turnover rateE	40%	118%F	59%F	56%F	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.78	$8.27	$7.73	$7.99	$8.05
Income from Investment Operations
Net investment income (loss)A	.127	.183	.221	.199	.172
Net realized and unrealized gain (loss)	(.041)	.517	.564	(.277)	(.070)
Total from investment operations	.086	.700	.785	(.078)	.102
Distributions from net investment income	(.123)	(.190)	(.245)	(.182)	(.162)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.376)	(.190)	(.245)	(.182)	(.162)
Net asset value, end of period	$8.49	$8.78	$8.27	$7.73	$7.99
Total ReturnB	1.03%	8.58%	10.38%	(.98)%	1.31%
Ratios to Average Net AssetsC,D
Expenses before reductions	.49%	.49%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.49%	.49%	.50%	.50%	.50%
Expenses net of all reductions	.49%	.49%	.50%	.50%	.50%
Net investment income (loss)	1.50%	2.15%	2.82%	2.56%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$1,548	$1,324	$1,452	$1,059	$857
Portfolio turnover rateE	40%	118%F	59%F	56%F	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Investment Grade Bond Fund Class Z

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.78	$8.27	$7.68
Income from Investment Operations
Net investment income (loss)B	.138	.193	.197
Net realized and unrealized gain (loss)	(.030)	.517	.629
Total from investment operations	.108	.710	.826
Distributions from net investment income	(.135)	(.200)	(.236)
Distributions from net realized gain	(.253)	–	–
Total distributions	(.388)	(.200)	(.236)
Net asset value, end of period	$8.50	$8.78	$8.27
Total ReturnC,D	1.28%	8.71%	10.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%G
Net investment income (loss)	1.63%	2.28%	2.83%G
Supplemental Data
Net assets, end of period (in millions)	$1,298	$1,142	$74
Portfolio turnover rateH	40%	118%I	59%I

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Investment Grade Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	.01%
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities, and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Investment Grade Bond Fund	$218

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$420,697
Gross unrealized depreciation	(29,714)
Net unrealized appreciation (depreciation)	$390,983
Tax Cost	$10,005,412

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$390,984

The Fund intends to elect to defer to its next fiscal year $179,076 of capital losses recognized during the period November 1,2020 to August 31,2021.

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$360,258	$ 156,517
Long-term Capital Gains	67,749	–
Total	$428,007	$ 156,517

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Investment Grade Bond Fund	1,516,085	856,290

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

In addition, under the expense contract, the investment adviser pays class-level expenses for Investment Grade Bond, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$493	$60
Class M	-%	.25%	88	1
Class C	.75%	.25%	402	162
			$983	$223

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$63
Class M	4
Class C(a)	16
$83

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Investment Grade Bond and Class Z. FIIOC receives an asset-based fee of Investment Grade Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$298.15
Class M	49.14
Class C	68.17
Investment Grade Bond	6,847.10
Class I	2,221.14
Class Z	613.05
	$10,096

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Investment Grade Bond Fund	.05%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Investment Grade Bond Fund	524,304	181,810	4,300,007	Investment Grade Bond Class I

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Investment Grade Bond Fund	$4

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Investment Grade Bond Fund	$47	$–	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$489

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Investment Grade Bond Fund
Distributions to shareholders
Class A	$7,658	$2,061
Class M	1,489	510
Class C	1,342	272
Investment Grade Bond	298,348	122,548
Class I	64,543	18,355
Class Z	54,627	12,771
Total	$428,007	$156,517

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Investment Grade Bond Fund
Class A
Shares sold	13,709	13,763	$116,439	$116,324
Reinvestment of distributions	869	234	7,378	1,976
Shares redeemed	(9,026)	(3,574)	(76,186)	(29,884)
Net increase (decrease)	5,552	10,423	$47,631	$88,416
Class M
Shares sold	1,728	2,120	$14,698	$18,036
Reinvestment of distributions	171	59	1,458	496
Shares redeemed	(1,932)	(734)	(16,338)	(6,176)
Net increase (decrease)	(33)	1,445	$(182)	$12,356
Class C
Shares sold	2,421	3,248	$20,700	$27,537
Reinvestment of distributions	149	31	1,266	259
Shares redeemed	(2,710)	(1,023)	(22,924)	(8,602)
Net increase (decrease)	(140)	2,256	$(958)	$19,194
Investment Grade Bond
Shares sold	390,858	457,268	$3,323,918	$3,866,484
Reinvestment of distributions	31,555	12,828	268,282	107,918
Shares redeemed	(352,341)	(650,610)	(2,977,013)	(5,362,056)
Net increase (decrease)	70,072	(180,514)	$615,187	$(1,387,654)
Class I
Shares sold	121,162	125,882	$1,031,337	$1,067,105
Reinvestment of distributions	6,936	1,959	59,019	16,554
Shares redeemed	(96,638)	(152,694)	(815,701)	(1,259,422)
Net increase (decrease)	31,460	(24,853)	$274,655	$(175,763)
Class Z
Shares sold	94,346	141,607	$801,379	$1,190,352
Reinvestment of distributions	2,865	635	24,414	5,424
Shares redeemed	(74,494)	(21,091)	(631,080)	(179,734)
Net increase (decrease)	22,717	121,151	$194,713	$1,016,042

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Investment Grade Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Investment Grade Bond Fund
Class A	.74%
Actual		$1,000.00	$1,016.90	$3.76
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Class M	.73%
Actual		$1,000.00	$1,017.00	$3.71
Hypothetical-C		$1,000.00	$1,021.53	$3.72
Class C	1.51%
Actual		$1,000.00	$1,013.00	$7.66
Hypothetical-C		$1,000.00	$1,017.59	$7.68
Investment Grade Bond	.45%
Actual		$1,000.00	$1,018.50	$2.29
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.49%
Actual		$1,000.00	$1,018.20	$2.49
Hypothetical-C		$1,000.00	$1,022.74	$2.50
Class Z	.36%
Actual		$1,000.00	$1,018.90	$1.83
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $7,992,389, or, if subsequently determined to be different, the net capital gain of such year.

A total of 12.46% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $131,493,399 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% and 99.26% of the short-term capital gain dividends distributed in October and December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $145,585,202 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

IGB-ANN-1021
1.703610.124

Fidelity® Series Investment Grade Bond Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Investment Grade Bond Fund	2.06%	4.20%	3.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Investment Grade Bond Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,647	Fidelity® Series Investment Grade Bond Fund
$13,671	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Celso Munoz and Ford O’Neil:   For the fiscal year, the fund gained 2.06%, outpacing, net of fees, the -0.08% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. Positioning among investment-grade corporate bonds, including our decision to overweight this asset class for much of the period, added notable relative value. Within this segment, larger-than-benchmark exposure to real estate investment trusts (REITs) and banks boosted the fund’s relative return, led by standout holdings including Omega Healthcare Investors and Wells Fargo. Underweighting nominal U.S. Treasuries and mortgage-backed securities also meaningfully contributed, as did non-benchmark exposure to Treasury Inflation-Protected Securities (TIPS). Picks among government-related securities produced a positive relative result as well, mostly due to investments in Illinois and California municipal bonds. Non-benchmark exposure to investment-grade corporate bonds that were downgraded to below-investment grade further helped, particularly Ford Motor and Occidental Petroleum. Lastly, an allocation to emerging-markets debt contributed. Conversely, the fund’s positioning along the yield curve and allocations among several industrial bond categories detracted. Not owning GE, one of the best-performing corporate bonds in the benchmark, modestly detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	52.8%
AAA	6.1%
AA	1.1%
A	7.4%
BBB	22.4%
BB and Below	5.5%
Not Rated	2.3%
Short-Term Investments and Net Other Assets	2.4%

We have used ratings from Moody’s Investors Service, Inc. Where Moody’s® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**
Corporate Bonds	33.6%
U.S. Government and U.S. Government Agency Obligations	52.8%
Asset-Backed Securities	5.8%
CMOs and Other Mortgage Related Securities	3.8%
Municipal Bonds	0.8%
Other Investments	0.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments – 11.0%

 ** Futures and Swaps – 2.8%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 33.6%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.:
2.55% 12/1/33 (a)	$8,942,000	$8,987,468
3% 6/30/22	20,000,000	20,357,521
3.8% 12/1/57 (a)	53,998,000	57,431,825
4.3% 2/15/30	15,664,000	18,223,775
4.45% 4/1/24	2,655,000	2,888,665
4.75% 5/15/46	20,994,000	25,651,365
4.9% 6/15/42	3,728,000	4,661,597
5.55% 8/15/41	6,766,000	8,997,855
6.2% 3/15/40	16,798,000	22,926,953
6.3% 1/15/38	40,737,000	57,941,024
Verizon Communications, Inc.:
2.1% 3/22/28	32,783,000	33,652,186
2.55% 3/21/31	30,343,000	31,342,569
2.987% 10/30/56	33,707,000	32,517,543
3% 3/22/27	6,931,000	7,498,412
4.329% 9/21/28	11,520,000	13,451,721
4.5% 8/10/33	17,268,000	20,897,728
4.862% 8/21/46	18,891,000	24,593,067
5.012% 4/15/49	705,000	941,392
		392,962,666
Entertainment - 0.1%
The Walt Disney Co. 2.65% 1/13/31	25,000,000	26,555,097
Media - 1.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	49,397,000	50,825,011
4.908% 7/23/25	28,398,000	32,132,206
5.375% 5/1/47	56,404,000	69,408,224
5.75% 4/1/48	9,412,000	12,105,694
6.484% 10/23/45	26,013,000	36,275,358
Comcast Corp.:
3.9% 3/1/38	5,928,000	6,903,357
4.65% 7/15/42	14,116,000	17,924,847
Discovery Communications LLC:
3.625% 5/15/30	18,602,000	20,378,430
4.65% 5/15/50	50,307,000	59,688,485
Fox Corp.:
3.666% 1/25/22	3,878,000	3,930,334
4.03% 1/25/24	6,818,000	7,345,781
4.709% 1/25/29	9,867,000	11,616,207
5.476% 1/25/39	9,730,000	12,627,041
5.576% 1/25/49	6,456,000	8,880,704
Time Warner Cable LLC:
4.5% 9/15/42	21,984,000	24,584,423
5.5% 9/1/41	15,667,000	19,565,755
5.875% 11/15/40	11,331,000	14,609,969
6.55% 5/1/37	50,619,000	69,074,713
6.75% 6/15/39	13,940,000	19,469,272
7.3% 7/1/38	32,280,000	47,023,245
		544,369,056
Wireless Telecommunication Services - 0.3%
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	32,520,000	35,992,160
3.875% 4/15/30	47,090,000	52,760,578
4.375% 4/15/40	7,013,000	8,170,355
4.5% 4/15/50	13,777,000	16,519,312
		113,442,405

TOTAL COMMUNICATION SERVICES		1,077,329,224

CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.3%
General Motors Financial Co., Inc.:
3.7% 5/9/23	4,723,000	4,936,643
4.25% 5/15/23	10,018,000	10,618,323
4.375% 9/25/21	44,603,000	44,717,258
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	30,649,000	31,176,615
3.125% 5/12/23 (a)	26,699,000	27,804,152
		119,252,991
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	18,902,000	20,136,829
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
3.5% 7/1/27	9,188,000	10,199,249
3.6% 7/1/30	10,934,000	12,348,087
4.2% 4/1/50	5,533,000	6,788,522
		29,335,858
Household Durables - 0.0%
Lennar Corp.:
4.75% 11/29/27	2,190,000	2,548,525
5% 6/15/27	2,921,000	3,399,197
Toll Brothers Finance Corp.:
4.35% 2/15/28	2,486,000	2,753,245
4.875% 11/15/25	28,000	31,535
4.875% 3/15/27	8,584,000	9,732,110
		18,464,612
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22	11,320,000	11,608,024
3% 11/19/24	25,757,000	27,358,139
		38,966,163
Specialty Retail - 0.2%
AutoNation, Inc. 4.75% 6/1/30	4,077,000	4,808,718
AutoZone, Inc.:
3.625% 4/15/25	6,224,000	6,776,866
4% 4/15/30	28,926,000	33,131,894
Lowe's Companies, Inc. 4.5% 4/15/30	20,756,000	24,635,250
O'Reilly Automotive, Inc. 4.2% 4/1/30	6,418,000	7,453,722
		76,806,450

TOTAL CONSUMER DISCRETIONARY		302,962,903

CONSUMER STAPLES - 2.2%
Beverages - 1.2%
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	4,449,000	4,912,191
4.7% 2/1/36	52,011,000	63,627,358
4.9% 2/1/46	67,409,000	85,131,127
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	15,700,000	17,486,831
4.35% 6/1/40	15,700,000	18,829,713
4.5% 6/1/50	20,000,000	24,863,973
4.6% 6/1/60	15,700,000	19,569,228
4.75% 4/15/58	32,390,000	41,179,361
5.45% 1/23/39	25,203,000	33,294,524
5.55% 1/23/49	57,590,000	80,056,105
5.8% 1/23/59 (Reg. S)	61,052,000	90,410,391
		479,360,802
Food & Staples Retailing - 0.3%
Sysco Corp.:
3.25% 7/15/27	13,314,000	14,489,964
3.3% 2/15/50	16,790,000	17,607,371
5.65% 4/1/25	14,459,000	16,679,407
5.95% 4/1/30	19,674,000	25,357,618
6.6% 4/1/50	27,580,000	44,140,520
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	1,039,000	1,040,409
		119,315,289
Food Products - 0.0%
General Mills, Inc. 2.875% 4/15/30	3,825,000	4,089,693
Tobacco - 0.7%
Altria Group, Inc.:
4.25% 8/9/42	26,130,000	27,706,810
4.5% 5/2/43	17,568,000	19,320,160
4.8% 2/14/29	4,818,000	5,603,966
5.375% 1/31/44	15,947,000	19,178,792
5.95% 2/14/49	6,241,000	8,104,208
Imperial Tobacco Finance PLC:
3.75% 7/21/22 (a)	56,649,000	57,853,055
4.25% 7/21/25 (a)	25,864,000	28,399,437
Reynolds American, Inc.:
4.45% 6/12/25	12,732,000	14,108,567
5.7% 8/15/35	6,607,000	8,077,482
5.85% 8/15/45	50,684,000	62,685,055
6.15% 9/15/43	11,136,000	14,120,884
7.25% 6/15/37	15,680,000	21,347,158
		286,505,574

TOTAL CONSUMER STAPLES		889,271,358

ENERGY - 4.3%
Energy Equipment & Services - 0.0%
Halliburton Co.:
3.8% 11/15/25	789,000	868,828
4.85% 11/15/35	11,266,000	13,332,116
		14,200,944
Oil, Gas & Consumable Fuels - 4.3%
Canadian Natural Resources Ltd. 5.85% 2/1/35	12,899,000	16,703,193
Cenovus Energy, Inc. 4.25% 4/15/27	34,405,000	38,172,312
Columbia Pipeline Group, Inc. 4.5% 6/1/25	7,777,000	8,700,495
DCP Midstream Operating LP:
3.875% 3/15/23	40,552,000	41,667,180
5.6% 4/1/44	1,458,000	1,669,410
5.85% 5/21/43 (a)(b)	2,410,000	2,229,250
6.45% 11/3/36 (a)	7,882,000	9,556,925
6.75% 9/15/37 (a)	2,991,000	3,716,318
Empresa Nacional de Petroleo 4.375% 10/30/24 (a)	16,015,000	17,300,204
Enable Midstream Partners LP 3.9% 5/15/24 (b)	7,783,000	8,274,873
Enbridge, Inc.:
4% 10/1/23	15,502,000	16,458,928
4.25% 12/1/26	9,000,000	10,114,381
Energy Transfer LP:
3.75% 5/15/30	13,654,000	14,825,097
4.2% 9/15/23	6,601,000	7,027,211
4.25% 3/15/23	5,605,000	5,859,800
4.5% 4/15/24	6,788,000	7,372,417
4.95% 6/15/28	22,521,000	26,086,259
5% 5/15/50	30,525,000	35,763,827
5.25% 4/15/29	11,043,000	13,008,294
5.4% 10/1/47	7,311,000	8,874,556
5.8% 6/15/38	12,558,000	15,488,479
6% 6/15/48	8,178,000	10,448,942
6.25% 4/15/49	7,585,000	10,041,497
Exxon Mobil Corp. 3.482% 3/19/30	71,930,000	80,868,786
Hess Corp.:
4.3% 4/1/27	27,012,000	30,010,913
5.6% 2/15/41	7,816,000	9,753,021
5.8% 4/1/47	19,267,000	25,058,653
7.125% 3/15/33	5,555,000	7,498,272
7.3% 8/15/31	7,267,000	9,882,638
7.875% 10/1/29	2,497,000	3,425,391
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	9,052,000	9,369,325
6.55% 9/15/40	2,324,000	3,277,584
Kinder Morgan, Inc. 5.55% 6/1/45	13,098,000	16,995,814
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (b)(c)	13,630,000	13,629,659
4.5% 7/15/23	9,847,000	10,459,512
4.8% 2/15/29	5,907,000	6,915,080
4.875% 12/1/24	15,019,000	16,711,427
5.5% 2/15/49	17,721,000	22,883,244
Occidental Petroleum Corp.:
3.2% 8/15/26	3,393,000	3,499,812
3.5% 8/15/29	10,687,000	11,074,831
4.3% 8/15/39	1,558,000	1,585,265
4.4% 8/15/49	1,559,000	1,571,176
5.55% 3/15/26	28,220,000	31,465,300
6.45% 9/15/36	24,570,000	30,712,500
6.6% 3/15/46	53,949,000	68,251,419
7.5% 5/1/31	40,626,000	53,156,277
Ovintiv, Inc. 8.125% 9/15/30	2,868,000	3,908,586
Petroleos Mexicanos:
4.5% 1/23/26	20,014,000	20,234,154
5.95% 1/28/31	5,726,000	5,622,359
6.35% 2/12/48	13,566,000	11,427,998
6.49% 1/23/27	38,273,000	40,454,561
6.5% 3/13/27	37,289,000	39,470,407
6.75% 9/21/47	95,358,000	83,772,003
6.84% 1/23/30	147,293,000	153,737,069
6.95% 1/28/60	19,817,000	17,333,930
7.69% 1/23/50	124,733,000	119,091,326
Phillips 66 Co.:
3.7% 4/6/23	2,495,000	2,620,219
3.85% 4/9/25	3,215,000	3,514,934
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	7,628,000	8,079,711
3.6% 11/1/24	6,687,000	7,128,176
3.65% 6/1/22	27,720,000	28,152,250
3.85% 10/15/23	25,000,000	26,348,554
4.65% 10/15/25	23,040,000	25,673,934
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	10,960,000	11,100,704
Sabine Pass Liquefaction LLC 4.5% 5/15/30	42,700,000	49,462,229
The Williams Companies, Inc.:
3.5% 11/15/30	45,511,000	49,948,956
3.7% 1/15/23	18,610,000	19,282,987
3.9% 1/15/25	6,023,000	6,533,567
4.3% 3/4/24	18,081,000	19,502,000
4.5% 11/15/23	8,697,000	9,353,087
4.55% 6/24/24	90,947,000	99,612,575
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	5,447,000	5,896,758
3.95% 5/15/50	17,552,000	19,777,902
Valero Energy Corp.:
2.7% 4/15/23	8,736,000	9,021,949
2.85% 4/15/25	5,025,000	5,303,319
Western Gas Partners LP:
3.95% 6/1/25	5,006,000	5,243,785
4.65% 7/1/26	8,954,000	9,652,412
4.75% 8/15/28	6,312,000	6,945,094
		1,720,623,242

TOTAL ENERGY		1,734,824,186

FINANCIALS - 15.5%
Banks - 6.2%
Bank of America Corp.:
2.299% 7/21/32 (b)	42,030,000	42,279,795
3.3% 1/11/23	24,341,000	25,347,923
3.419% 12/20/28 (b)	32,593,000	35,796,252
3.5% 4/19/26	28,726,000	31,628,406
3.864% 7/23/24 (b)	7,284,000	7,721,097
3.95% 4/21/25	43,026,000	47,118,827
4% 1/22/25	14,494,000	15,840,900
4.1% 7/24/23	35,942,000	38,480,443
4.183% 11/25/27	3,728,000	4,189,748
4.2% 8/26/24	41,416,000	45,394,000
4.25% 10/22/26	45,120,000	51,237,682
4.45% 3/3/26	10,553,000	11,902,908
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 0.8643% 7/20/22 (a)(b)(c)	4,154,000	4,177,665
Barclays PLC:
2.852% 5/7/26 (b)	42,733,000	45,227,486
4.375% 1/12/26	34,752,000	39,081,204
4.836% 5/9/28	3,148,000	3,568,239
5.088% 6/20/30 (b)	44,892,000	52,409,071
5.2% 5/12/26	41,312,000	47,458,399
BNP Paribas SA 2.219% 6/9/26 (a)(b)	40,110,000	41,287,374
BPCE SA 4.875% 4/1/26 (a)	3,984,000	4,531,857
CIT Group, Inc. 3.929% 6/19/24 (b)	6,715,000	7,042,356
Citigroup, Inc.:
2.7% 10/27/22	17,775,000	18,241,238
2.75% 4/25/22	25,000,000	25,354,613
2.9% 12/8/21	20,972,000	21,076,747
3.142% 1/24/23 (b)	22,396,000	22,641,123
3.352% 4/24/25 (b)	27,281,000	29,076,056
4.05% 7/30/22	11,452,000	11,835,914
4.075% 4/23/29 (b)	14,005,000	15,880,500
4.125% 7/25/28	3,728,000	4,216,619
4.3% 11/20/26	9,646,000	10,947,739
4.4% 6/10/25	71,128,000	79,128,251
4.412% 3/31/31 (b)	57,587,000	67,469,448
4.45% 9/29/27	48,296,000	55,310,290
4.5% 1/14/22	1,723,000	1,750,160
4.6% 3/9/26	10,087,000	11,490,834
5.3% 5/6/44	5,127,000	6,956,905
5.5% 9/13/25	18,506,000	21,504,911
Citizens Financial Group, Inc. 2.638% 9/30/32	32,329,000	32,868,938
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(b)	14,950,000	16,021,183
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	40,643,000	42,079,708
Discover Bank 4.2% 8/8/23	35,498,000	38,013,737
HSBC Holdings PLC:
4.25% 3/14/24	12,994,000	14,013,218
4.95% 3/31/30	7,768,000	9,381,463
5.25% 3/14/44	560,000	742,226
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	7,267,000	7,888,396
5.71% 1/15/26 (a)	66,519,000	74,804,333
JPMorgan Chase & Co.:
2.739% 10/15/30 (b)	55,000,000	57,944,082
2.956% 5/13/31 (b)	23,105,000	24,467,551
3.25% 9/23/22	53,888,000	55,615,365
3.797% 7/23/24 (b)	69,237,000	73,467,265
3.875% 9/10/24	56,148,000	61,119,725
4.125% 12/15/26	61,839,000	70,208,909
NatWest Markets PLC 2.375% 5/21/23 (a)	46,436,000	48,002,953
Rabobank Nederland 4.375% 8/4/25	42,555,000	47,568,619
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (b)	24,822,000	26,487,046
4.8% 4/5/26	20,881,000	23,892,203
5.125% 5/28/24	55,246,000	61,188,839
6% 12/19/23	48,200,000	53,701,088
6.1% 6/10/23	47,686,000	51,984,381
6.125% 12/15/22	83,360,000	89,130,820
Societe Generale:
1.038% 6/18/25 (a)(b)	87,080,000	86,692,000
1.488% 12/14/26 (a)(b)	51,731,000	51,454,678
4.25% 4/14/25 (a)	3,837,000	4,167,374
Synchrony Bank 3% 6/15/22	2,150,000	2,190,928
UniCredit SpA 6.572% 1/14/22 (a)	29,947,000	30,581,725
Wells Fargo & Co.:
2.406% 10/30/25 (b)	24,506,000	25,607,979
3.196% 6/17/27 (b)	34,559,000	37,424,485
4.478% 4/4/31 (b)	77,500,000	91,804,304
5.013% 4/4/51 (b)	114,738,000	159,766,928
Westpac Banking Corp. 4.11% 7/24/34 (b)	20,547,000	22,687,709
		2,497,573,138
Capital Markets - 4.5%
Affiliated Managers Group, Inc.:
3.5% 8/1/25	30,803,000	33,579,476
4.25% 2/15/24	24,489,000	26,598,389
Ares Capital Corp.:
3.875% 1/15/26	65,900,000	70,901,627
4.2% 6/10/24	48,934,000	52,623,478
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	58,126,000	60,501,808
3.75% 3/26/25	31,994,000	34,700,004
3.8% 6/9/23	46,298,000	48,816,357
3.869% 1/12/29 (a)(b)	19,608,000	21,683,283
4.194% 4/1/31 (a)(b)	52,365,000	59,322,415
4.55% 4/17/26	1,588,000	1,799,548
Deutsche Bank AG 4.5% 4/1/25	70,869,000	76,361,335
Deutsche Bank AG New York Branch:
3.3% 11/16/22	50,117,000	51,770,875
4.1% 1/13/26	4,496,000	4,930,416
5% 2/14/22	49,324,000	50,322,126
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (b)	50,634,000	51,189,519
2.876% 10/31/22 (b)	164,410,000	165,070,445
3.2% 2/23/23	87,089,000	90,453,755
3.272% 9/29/25 (b)	104,473,000	111,857,246
3.8% 3/15/30	82,860,000	93,425,860
4.25% 10/21/25	32,884,000	36,696,822
6.75% 10/1/37	31,825,000	46,369,542
Moody's Corp.:
3.25% 1/15/28	12,370,000	13,546,284
4.875% 2/15/24	11,615,000	12,686,185
Morgan Stanley:
3.125% 1/23/23	54,983,000	57,113,591
3.125% 7/27/26	7,974,000	8,652,814
3.622% 4/1/31 (b)	54,679,000	61,244,137
3.625% 1/20/27	8,956,000	9,963,839
3.737% 4/24/24 (b)	163,561,000	172,169,139
3.75% 2/25/23	55,561,000	58,317,557
3.875% 4/29/24	2,362,000	2,558,431
4.1% 5/22/23	24,196,000	25,646,176
4.431% 1/23/30 (b)	23,749,000	27,684,886
4.875% 11/1/22	45,005,000	47,311,069
5% 11/24/25	50,969,000	58,655,092
State Street Corp. 2.825% 3/30/23 (b)	3,707,000	3,762,140
UBS Group AG:
1.494% 8/10/27 (a)(b)	31,236,000	31,198,093
4.125% 9/24/25 (a)	27,816,000	30,972,115
		1,810,455,874
Consumer Finance - 2.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	33,555,000	34,995,905
3.5% 5/26/22	1,802,000	1,836,444
4.125% 7/3/23	23,327,000	24,633,162
4.45% 4/3/26	16,892,000	18,527,497
4.875% 1/16/24	27,051,000	29,359,875
6.5% 7/15/25	19,270,000	22,483,578
Ally Financial, Inc.:
1.45% 10/2/23	11,838,000	12,015,697
3.05% 6/5/23	50,233,000	52,232,954
4.625% 3/30/25	10,429,000	11,640,740
5.125% 9/30/24	11,402,000	12,794,970
5.8% 5/1/25	27,438,000	31,755,621
8% 11/1/31	13,840,000	20,288,836
Capital One Financial Corp.:
2.6% 5/11/23	39,980,000	41,394,275
3.65% 5/11/27	72,123,000	80,497,291
3.8% 1/31/28	34,796,000	39,050,455
Discover Financial Services:
3.75% 3/4/25	20,000,000	21,712,503
3.85% 11/21/22	39,487,000	41,132,136
3.95% 11/6/24	17,423,000	18,965,137
4.1% 2/9/27	1,920,000	2,159,827
4.5% 1/30/26	25,399,000	28,673,910
5.2% 4/27/22	17,870,000	18,433,564
Ford Motor Credit Co. LLC:
4.063% 11/1/24	101,625,000	107,412,544
5.584% 3/18/24	33,908,000	36,705,410
5.596% 1/7/22	32,750,000	33,179,025
Synchrony Financial:
2.85% 7/25/22	8,438,000	8,613,961
3.95% 12/1/27	42,034,000	46,848,450
4.25% 8/15/24	36,929,000	40,080,607
4.375% 3/19/24	29,366,000	31,785,540
5.15% 3/19/29	45,267,000	53,603,964
Toyota Motor Credit Corp. 2.9% 3/30/23	42,183,000	43,887,700
		966,701,578
Diversified Financial Services - 0.7%
Brixmor Operating Partnership LP:
3.25% 9/15/23	36,362,000	38,112,266
3.85% 2/1/25	22,346,000	24,263,389
4.05% 7/1/30	26,564,000	30,067,267
4.125% 6/15/26	25,594,000	28,619,196
4.125% 5/15/29	28,249,000	32,186,194
Equitable Holdings, Inc. 3.9% 4/20/23	3,740,000	3,937,928
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	33,993,000	37,299,368
Pine Street Trust I 4.572% 2/15/29 (a)	31,229,000	35,847,235
Pine Street Trust II 5.568% 2/15/49 (a)	31,271,000	41,740,389
Voya Financial, Inc. 3.125% 7/15/24	15,086,000	16,034,558
		288,107,790
Insurance - 1.7%
AIA Group Ltd.:
3.2% 9/16/40 (a)	18,698,000	19,355,011
3.375% 4/7/30 (a)	39,186,000	43,372,109
American International Group, Inc.:
2.5% 6/30/25	63,800,000	67,088,080
3.4% 6/30/30	63,800,000	70,168,145
3.875% 1/15/35	29,736,000	34,034,497
4.875% 6/1/22	27,610,000	28,544,229
Five Corners Funding Trust II 2.85% 5/15/30 (a)	50,958,000	54,178,265
Liberty Mutual Group, Inc. 4.569% 2/1/29 (a)	24,484,000	28,769,286
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29	21,405,000	25,159,521
4.75% 3/15/39	9,822,000	12,710,719
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (a)	37,673,000	41,124,613
Metropolitan Life Global Funding I 3% 1/10/23 (a)	15,204,000	15,754,124
Pacific LifeCorp 5.125% 1/30/43 (a)	32,228,000	41,526,650
Pricoa Global Funding I 5.375% 5/15/45 (b)	28,973,000	32,172,864
Prudential Financial, Inc.:
3.935% 12/7/49	13,921,000	16,645,104
4.5% 11/16/21	695,000	700,789
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	12,400,000	14,241,375
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (a)	29,603,000	38,974,058
TIAA Asset Management Finance LLC 4.125% 11/1/24 (a)	10,865,000	11,982,008
Unum Group:
3.875% 11/5/25	25,368,000	27,775,588
4% 6/15/29	24,228,000	27,205,048
5.75% 8/15/42	41,569,000	52,355,942
		703,838,025

TOTAL FINANCIALS		6,266,676,405

HEALTH CARE - 1.7%
Biotechnology - 0.1%
AbbVie, Inc.:
3.25% 10/1/22	15,000,000	15,362,615
3.45% 3/15/22	25,461,000	25,758,050
		41,120,665
Health Care Providers & Services - 0.9%
Anthem, Inc. 3.3% 1/15/23	23,355,000	24,277,230
Centene Corp.:
2.45% 7/15/28	43,675,000	44,306,650
2.625% 8/1/31	20,375,000	20,655,156
3.375% 2/15/30	21,905,000	22,890,725
4.25% 12/15/27	25,155,000	26,569,969
4.625% 12/15/29	39,085,000	42,871,946
Cigna Corp.:
3.05% 10/15/27	17,500,000	18,886,025
4.375% 10/15/28	32,914,000	38,405,802
4.8% 8/15/38	20,493,000	25,636,425
4.9% 12/15/48	20,474,000	26,784,103
CVS Health Corp.:
3% 8/15/26	3,494,000	3,771,935
3.625% 4/1/27	9,782,000	10,855,428
3.7% 3/9/23	1,849,000	1,935,240
4.78% 3/25/38	33,481,000	41,666,406
HCA Holdings, Inc. 4.75% 5/1/23	75,000	79,976
Toledo Hospital 5.325% 11/15/28	11,480,000	13,166,937
		362,759,953
Pharmaceuticals - 0.7%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	46,388,000	51,644,588
Elanco Animal Health, Inc.:
5.272% 8/28/23 (b)	17,308,000	18,541,195
5.9% 8/28/28 (b)	7,291,000	8,534,918
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	50,000,000	52,208,396
Teva Pharmaceutical Finance Netherlands III BV 2.8% 7/21/23	15,491,000	15,312,699
Utah Acquisition Sub, Inc. 3.95% 6/15/26	38,227,000	42,372,336
Viatris, Inc.:
1.125% 6/22/22 (a)	16,006,000	16,093,375
1.65% 6/22/25 (a)	5,144,000	5,226,500
2.7% 6/22/30 (a)	26,152,000	26,759,969
3.85% 6/22/40 (a)	11,393,000	12,340,209
4% 6/22/50 (a)	19,674,000	21,418,471
Zoetis, Inc. 3.25% 2/1/23	33,824,000	34,960,712
		305,413,368

TOTAL HEALTH CARE		709,293,986

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (a)	15,580,000	16,906,474
BAE Systems PLC 3.4% 4/15/30 (a)	11,875,000	13,017,605
The Boeing Co.:
5.04% 5/1/27	15,531,000	17,904,758
5.15% 5/1/30	15,531,000	18,375,718
5.705% 5/1/40	15,530,000	20,112,268
5.805% 5/1/50	15,500,000	21,052,186
5.93% 5/1/60	15,530,000	21,585,652
		128,954,661
Professional Services - 0.0%
Thomson Reuters Corp. 3.85% 9/29/24	5,745,000	6,214,216
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
2.25% 1/15/23	7,478,000	7,658,029
3% 9/15/23	5,123,000	5,339,536
3.375% 7/1/25	33,735,000	36,115,862
4.25% 2/1/24	30,862,000	33,244,525
4.25% 9/15/24	21,001,000	22,825,964
		105,183,916
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (a)	11,478,000	12,243,856
4.25% 4/15/26 (a)	8,740,000	9,476,594
4.375% 5/1/26 (a)	25,641,000	27,862,331
5.25% 5/15/24 (a)	20,991,000	23,015,287
		72,598,068

TOTAL INDUSTRIALS		312,950,861

INFORMATION TECHNOLOGY - 1.4%
Electronic Equipment & Components - 0.2%
Dell International LLC/EMC Corp.:
5.45% 6/15/23	24,109,000	25,982,828
5.85% 7/15/25	6,711,000	7,840,867
6.02% 6/15/26	8,322,000	9,938,998
6.1% 7/15/27	12,320,000	15,193,492
6.2% 7/15/30	10,663,000	13,694,542
		72,650,727
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom, Inc.:
1.95% 2/15/28 (a)	8,829,000	8,824,840
2.45% 2/15/31 (a)	75,132,000	74,456,973
2.6% 2/15/33 (a)	75,132,000	74,406,231
3.5% 2/15/41 (a)	60,671,000	62,518,060
3.75% 2/15/51 (a)	28,473,000	29,637,317
Micron Technology, Inc. 2.497% 4/24/23	36,826,000	37,969,079
		287,812,500
Software - 0.5%
Oracle Corp.:
1.65% 3/25/26	35,590,000	36,155,171
2.3% 3/25/28	56,229,000	58,101,755
2.8% 4/1/27	31,398,000	33,497,292
2.875% 3/25/31	59,040,000	62,184,506
3.6% 4/1/40	31,590,000	33,535,589
		223,474,313
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	1,713,000	1,776,912

TOTAL INFORMATION TECHNOLOGY		585,714,452

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.2%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30	22,618,000	27,833,483
American Homes 4 Rent LP 2.375% 7/15/31	4,099,000	4,116,799
Boston Properties, Inc.:
3.25% 1/30/31	20,338,000	21,908,722
3.85% 2/1/23	10,817,000	11,230,407
4.5% 12/1/28	20,395,000	23,870,424
Corporate Office Properties LP:
2.25% 3/15/26	8,922,000	9,201,981
2.75% 4/15/31	6,692,000	6,829,098
5% 7/1/25	17,769,000	19,993,002
Duke Realty LP:
3.25% 6/30/26	318,000	345,760
3.75% 12/1/24	9,068,000	9,830,934
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	7,500,000	8,024,606
3.5% 8/1/26	7,811,000	8,540,239
Healthpeak Properties, Inc.:
3.25% 7/15/26	3,144,000	3,421,798
3.5% 7/15/29	3,594,000	3,992,065
Hudson Pacific Properties LP 4.65% 4/1/29	42,373,000	49,349,416
Lexington Corporate Properties Trust:
2.7% 9/15/30	9,405,000	9,662,197
4.4% 6/15/24	8,452,000	9,114,223
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	28,913,000	29,177,838
3.625% 10/1/29	33,134,000	35,307,112
4.375% 8/1/23	6,684,000	7,096,109
4.5% 1/15/25	14,849,000	16,295,351
4.5% 4/1/27	74,033,000	83,175,856
4.75% 1/15/28	36,570,000	41,555,924
4.95% 4/1/24	7,995,000	8,711,119
5.25% 1/15/26	31,863,000	36,347,105
Realty Income Corp. 3.25% 1/15/31	5,362,000	5,922,063
Retail Opportunity Investments Partnership LP:
4% 12/15/24	5,977,000	6,410,777
5% 12/15/23	4,492,000	4,843,271
Retail Properties America, Inc.:
4% 3/15/25	32,398,000	34,583,778
4.75% 9/15/30	50,933,000	57,037,013
Simon Property Group LP:
2.45% 9/13/29	8,537,000	8,816,783
3.375% 12/1/27	17,457,000	19,217,818
SITE Centers Corp.:
3.625% 2/1/25	13,207,000	14,002,037
4.25% 2/1/26	16,356,000	17,811,532
Store Capital Corp.:
2.75% 11/18/30	10,084,000	10,268,999
4.625% 3/15/29	9,743,000	11,173,607
Ventas Realty LP:
3% 1/15/30	43,597,000	45,985,950
3.125% 6/15/23	6,954,000	7,245,426
3.5% 2/1/25	8,762,000	9,432,913
4% 3/1/28	12,591,000	14,142,210
4.125% 1/15/26	8,982,000	10,010,368
4.75% 11/15/30	53,358,000	63,609,329
VEREIT Operating Partnership LP:
2.2% 6/15/28	4,085,000	4,182,032
2.85% 12/15/32	5,025,000	5,316,500
3.4% 1/15/28	8,338,000	9,104,940
Vornado Realty LP 2.15% 6/1/26	10,254,000	10,496,736
Weingarten Realty Investors 3.375% 10/15/22	4,880,000	4,998,937
WP Carey, Inc.:
3.85% 7/15/29	7,008,000	7,821,804
4% 2/1/25	32,062,000	34,935,048
4.6% 4/1/24	2,875,000	3,127,714
		905,429,153
Real Estate Management & Development - 0.7%
Brandywine Operating Partnership LP:
3.95% 2/15/23	34,906,000	36,326,525
3.95% 11/15/27	24,749,000	27,096,540
4.1% 10/1/24	30,631,000	33,112,429
4.55% 10/1/29	31,499,000	35,624,910
CBRE Group, Inc.:
2.5% 4/1/31	30,503,000	31,012,111
4.875% 3/1/26	4,233,000	4,871,936
Essex Portfolio LP 3.875% 5/1/24	1,038,000	1,114,406
Mid-America Apartments LP 4% 11/15/25	447,000	495,653
Post Apartment Homes LP 3.375% 12/1/22	4,831,000	4,969,379
Sun Communities Operating LP 2.7% 7/15/31	19,167,000	19,517,237
Tanger Properties LP:
2.75% 9/1/31	23,464,000	22,881,756
3.125% 9/1/26	16,163,000	16,905,094
3.75% 12/1/24	20,842,000	22,747,250
3.875% 12/1/23	4,546,000	4,851,968
3.875% 7/15/27	8,715,000	9,474,076
		271,001,270

TOTAL REAL ESTATE		1,176,430,423

UTILITIES - 1.4%
Electric Utilities - 0.7%
American Electric Power Co., Inc. 2.95% 12/15/22	9,568,000	9,825,223
Cleco Corporate Holdings LLC 3.375% 9/15/29	19,437,000	20,316,453
Duke Energy Corp. 2.45% 6/1/30	14,856,000	15,245,495
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	7,078,000	7,041,521
2.775% 1/7/32 (a)	24,917,000	25,290,046
Entergy Corp. 2.8% 6/15/30	15,246,000	15,927,871
Eversource Energy 2.8% 5/1/23	32,099,000	33,152,749
Exelon Corp.:
4.05% 4/15/30	9,268,000	10,627,001
4.7% 4/15/50	4,127,000	5,281,273
FirstEnergy Corp.:
4.75% 3/15/23	68,802,000	71,636,642
7.375% 11/15/31	31,029,000	43,336,035
IPALCO Enterprises, Inc. 3.7% 9/1/24	11,464,000	12,289,897
		269,970,206
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (a)	5,932,577	7,316,722
Independent Power and Renewable Electricity Producers - 0.3%
Emera U.S. Finance LP 3.55% 6/15/26	9,377,000	10,239,371
The AES Corp.:
3.3% 7/15/25 (a)	45,861,000	49,001,103
3.95% 7/15/30 (a)	39,983,000	44,577,047
		103,817,521
Multi-Utilities - 0.4%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	4,303,000	4,759,062
NiSource, Inc.:
2.95% 9/1/29	47,860,000	50,985,654
5.8% 2/1/42	11,523,000	15,792,582
5.95% 6/15/41	17,565,000	24,964,969
Puget Energy, Inc.:
4.1% 6/15/30	17,963,000	20,144,395
5.625% 7/15/22	1,783,000	1,842,179
6% 9/1/21	28,119,000	28,119,000
Sempra Energy:
2.875% 10/1/22	9,886,000	10,076,041
6% 10/15/39	1,481,000	2,082,642
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (b)(c)	14,096,000	13,240,373
		172,006,897

TOTAL UTILITIES		553,111,346

TOTAL NONCONVERTIBLE BONDS
(Cost $12,433,813,979)		13,608,565,144

U.S. Government and Government Agency Obligations - 36.9%
U.S. Treasury Inflation-Protected Obligations - 1.8%
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	$95,361,427	$108,319,991
0.25% 2/15/50	118,983,986	138,594,465
0.75% 2/15/45	137,388,467	173,598,718
0.875% 2/15/47	76,616,296	101,250,401
1% 2/15/46	30,279,312	40,555,537
1% 2/15/49	63,800,655	88,156,294
1.375% 2/15/44	1,962,008	2,762,623
U.S. Treasury Inflation-Indexed Notes 0.125% 7/15/30	46,138,903	51,740,026

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		704,978,055

U.S. Treasury Obligations - 35.1%
U.S. Treasury Bonds:
2% 8/15/51	607,746,000	618,571,476
2.375% 5/15/51	1,067,866,000	1,179,324,514
2.875% 5/15/49	264,876,000	319,437,648
3% 2/15/47	647,997,000	792,606,641
U.S. Treasury Notes:
0.125% 1/31/23	1,254,700,000	1,254,503,953
0.25% 5/15/24	683,749,000	681,906,084
0.25% 7/31/25	780,659,000	769,955,431
0.25% 9/30/25	206,099,000	202,870,653
0.375% 12/31/25	914,223,000	902,188,114
0.375% 1/31/26	520,980,000	513,592,665
0.75% 3/31/26	784,914,000	785,895,143
0.75% 4/30/26	1,332,810,000	1,333,851,258
1.125% 2/15/31 (d)	505,051,000	498,264,377
1.25% 5/31/28	3,314,052,000	3,357,548,937
1.25% 8/15/31	143,431,000	142,691,434
2.125% 7/31/24	24,323,300	25,554,667
2.125% 11/30/24	379,473,000	399,780,733
2.25% 4/30/24	30,464,300	32,006,555
2.25% 12/31/24	175,486,000	185,788,948
2.75% 6/30/25	207,274,300	224,269,174

TOTAL U.S. TREASURY OBLIGATIONS		14,220,608,405

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $14,712,699,343)		14,925,586,460

U.S. Government Agency - Mortgage Securities - 21.5%
Fannie Mae - 4.2%
12 month U.S. LIBOR + 1.360% 1.863% 10/1/35 (b)(c)	27,786	28,992
12 month U.S. LIBOR + 1.440% 1.779% 4/1/37 (b)(c)	73,550	77,102
12 month U.S. LIBOR + 1.460% 2.016% 1/1/35 (b)(c)	55,934	58,590
12 month U.S. LIBOR + 1.480% 1.855% 7/1/34 (b)(c)	27,482	28,765
12 month U.S. LIBOR + 1.530% 1.91% 3/1/36 (b)(c)	3,080	3,234
12 month U.S. LIBOR + 1.550% 1.803% 6/1/36 (b)(c)	32,980	34,670
12 month U.S. LIBOR + 1.560% 1.94% 3/1/37 (b)(c)	51,683	54,427
12 month U.S. LIBOR + 1.620% 2.036% 3/1/33 (b)(c)	75,096	78,480
12 month U.S. LIBOR + 1.620% 2.163% 5/1/35 (b)(c)	128,141	134,405
12 month U.S. LIBOR + 1.630% 2.065% 9/1/36 (b)(c)	45,666	47,930
12 month U.S. LIBOR + 1.640% 1.896% 5/1/36 (b)(c)	158,997	167,107
12 month U.S. LIBOR + 1.640% 2.096% 6/1/47 (b)(c)	111,740	118,764
12 month U.S. LIBOR + 1.650% 2% 11/1/36 (b)(c)	114,440	120,412
12 month U.S. LIBOR + 1.680% 1.935% 4/1/36 (b)(c)	6,698	7,048
12 month U.S. LIBOR + 1.680% 2.02% 7/1/43 (b)(c)	90,070	94,404
12 month U.S. LIBOR + 1.700% 1.968% 6/1/42 (b)(c)	418,770	438,821
12 month U.S. LIBOR + 1.710% 1.95% 8/1/35 (b)(c)	8,531	8,989
12 month U.S. LIBOR + 1.730% 1.988% 5/1/36 (b)(c)	80,852	85,260
12 month U.S. LIBOR + 1.730% 2.126% 3/1/40 (b)(c)	124,567	131,310
12 month U.S. LIBOR + 1.750% 2.111% 7/1/35 (b)(c)	57,687	60,721
12 month U.S. LIBOR + 1.750% 2.266% 8/1/41 (b)(c)	141,965	149,480
12 month U.S. LIBOR + 1.800% 2.05% 7/1/41 (b)(c)	355,018	373,233
12 month U.S. LIBOR + 1.800% 2.175% 1/1/42 (b)(c)	233,926	246,019
12 month U.S. LIBOR + 1.800% 2.24% 12/1/40 (b)(c)	3,373,408	3,564,919
12 month U.S. LIBOR + 1.810% 2.068% 7/1/41 (b)(c)	360,179	380,204
12 month U.S. LIBOR + 1.810% 2.185% 12/1/39 (b)(c)	78,779	83,152
12 month U.S. LIBOR + 1.810% 2.193% 2/1/42 (b)(c)	126,838	133,700
12 month U.S. LIBOR + 1.810% 2.321% 9/1/41 (b)(c)	183,507	193,746
12 month U.S. LIBOR + 1.820% 2.2% 2/1/35 (b)(c)	9,879	10,453
12 month U.S. LIBOR + 1.830% 2.33% 10/1/41 (b)(c)	129,528	133,440
12 month U.S. LIBOR + 1.950% 2.202% 7/1/37 (b)(c)	54,767	58,211
12 month U.S. LIBOR + 1.950% 2.369% 9/1/36 (b)(c)	55,427	57,998
6 month U.S. LIBOR + 1.470% 1.725% 10/1/33 (b)(c)	16,639	17,292
6 month U.S. LIBOR + 1.500% 1.723% 1/1/35 (b)(c)	160,694	167,476
6 month U.S. LIBOR + 1.510% 1.691% 2/1/33 (b)(c)	7,732	8,031
6 month U.S. LIBOR + 1.530% 1.785% 12/1/34 (b)(c)	47,412	49,436
6 month U.S. LIBOR + 1.530% 1.785% 3/1/35 (b)(c)	47,209	49,272
6 month U.S. LIBOR + 1.550% 1.776% 10/1/33 (b)(c)	17,671	18,399
6 month U.S. LIBOR + 1.560% 1.71% 7/1/35 (b)(c)	30,725	32,120
6 month U.S. LIBOR + 1.740% 1.99% 12/1/34 (b)(c)	2,646	2,776
6 month U.S. LIBOR + 1.960% 2.21% 9/1/35 (b)(c)	34,823	36,786
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.333% 3/1/35 (b)(c)	37,582	39,774
U.S. TREASURY 1 YEAR INDEX + 2.270% 2.395% 6/1/36 (b)(c)	149,940	158,081
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.369% 12/1/33 (b)(c)	392,297	412,498
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.417% 10/1/33 (b)(c)	90,523	95,293
U.S. TREASURY 1 YEAR INDEX + 2.420% 2.557% 5/1/35 (b)(c)	24,922	26,324
U.S. TREASURY 1 YEAR INDEX + 2.460% 2.58% 7/1/34 (b)(c)	185,686	195,512
1.5% 6/1/51	1,287,971	1,270,042
2% 7/1/50 to 8/1/51	51,863,962	52,909,242
2.5% 4/1/31 to 8/1/51	392,205,145	410,702,120
3% 7/1/27 to 8/1/50 (e)(f)(g)(h)	495,693,111	526,418,752
3.4% 7/1/42 to 9/1/42	67,856	73,447
3.5% 7/1/32 to 11/1/49	261,249,089	282,177,255
3.65% 5/1/42 to 8/1/42	21,722	23,639
3.9% 4/1/42	6,018	6,683
4% 11/1/31 to 7/1/48	191,558,050	209,400,342
4.25% 11/1/41	17,214	19,112
4.5% to 4.5% 12/1/23 to 9/1/49	161,114,453	177,765,145
5% 1/1/22 to 2/1/49	18,444,602	20,795,395
5.261% 8/1/41 (b)	2,005,045	2,262,821
5.5% 9/1/21 to 9/1/24	20,734	21,094
6% to 6% 11/1/21 to 1/1/42	9,451,573	11,183,767
6.5% 2/1/22 to 5/1/38	6,610,374	7,639,789
6.612% 2/1/39 (b)	1,311,707	1,453,927
7% to 7% 12/1/22 to 7/1/37	1,245,247	1,424,859
7.5% to 7.5% 9/1/22 to 9/1/32	598,148	677,813
8% 8/1/29 to 3/1/37	26,902	32,653
8.5% 2/1/22 to 9/1/25	440	470
9% 10/1/30	6,648	7,848

TOTAL FANNIE MAE		1,714,739,271

Freddie Mac - 3.2%
12 month U.S. LIBOR + 1.320% 1.7% 1/1/36 (b)(c)	55,087	57,331
12 month U.S. LIBOR + 1.370% 1.812% 3/1/36 (b)(c)	267,396	279,162
12 month U.S. LIBOR + 1.500% 1.91% 3/1/36 (b)(c)	169,609	177,868
12 month U.S. LIBOR + 1.750% 2% 7/1/41 (b)(c)	337,400	355,093
12 month U.S. LIBOR + 1.750% 2.178% 12/1/40 (b)(c)	1,726,244	1,819,711
12 month U.S. LIBOR + 1.750% 2.267% 9/1/41 (b)(c)	633,142	666,473
12 month U.S. LIBOR + 1.790% 2.168% 4/1/37 (b)(c)	17,039	18,006
12 month U.S. LIBOR + 1.860% 2.114% 4/1/36 (b)(c)	72,823	76,936
12 month U.S. LIBOR + 1.880% 2.13% 4/1/41 (b)(c)	58,524	61,766
12 month U.S. LIBOR + 1.880% 2.481% 9/1/41 (b)(c)	287,751	302,870
12 month U.S. LIBOR + 1.890% 2.305% 10/1/42 (b)(c)	222,611	235,562
12 month U.S. LIBOR + 1.910% 2.16% 5/1/41 (b)(c)	415,051	438,789
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (b)(c)	550,423	581,905
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (b)(c)	143,893	152,136
12 month U.S. LIBOR + 1.910% 2.195% 5/1/41 (b)(c)	530,388	560,780
12 month U.S. LIBOR + 1.960% 2.211% 6/1/33 (b)(c)	19,228	20,317
12 month U.S. LIBOR + 2.020% 2.32% 4/1/38 (b)(c)	114,525	120,682
12 month U.S. LIBOR + 2.030% 2.566% 3/1/33 (b)(c)	3,769	3,958
12 month U.S. LIBOR + 2.040% 2.295% 7/1/36 (b)(c)	100,556	106,448
12 month U.S. LIBOR + 2.160% 2.535% 11/1/35 (b)(c)	15,477	16,374
12 month U.S. LIBOR + 2.200% 2.575% 12/1/36 (b)(c)	152,168	161,459
6 month U.S. LIBOR + 1.120% 1.375% 8/1/37 (b)(c)	69,285	71,276
6 month U.S. LIBOR + 1.580% 1.83% 12/1/35 (b)(c)	7,155	7,476
6 month U.S. LIBOR + 1.650% 1.891% 4/1/35 (b)(c)	86,169	90,111
6 month U.S. LIBOR + 1.720% 1.97% 8/1/37 (b)(c)	24,499	25,755
6 month U.S. LIBOR + 1.840% 2.095% 2/1/37 (b)(c)	35,383	37,263
6 month U.S. LIBOR + 1.880% 2.124% 10/1/36 (b)(c)	242,119	254,414
6 month U.S. LIBOR + 1.990% 2.206% 10/1/35 (b)(c)	89,091	93,807
6 month U.S. LIBOR + 2.020% 2.255% 6/1/37 (b)(c)	79,853	84,131
6 month U.S. LIBOR + 2.680% 2.906% 10/1/35 (b)(c)	43,778	46,342
U.S. TREASURY 1 YEAR INDEX + 2.030% 2.158% 6/1/33 (b)(c)	174,472	183,567
U.S. TREASURY 1 YEAR INDEX + 2.240% 2.369% 1/1/35 (b)(c)	3,779	3,999
U.S. TREASURY 1 YEAR INDEX + 2.260% 2.389% 6/1/33 (b)(c)	321,754	337,978
U.S. TREASURY 1 YEAR INDEX + 2.430% 2.559% 3/1/35 (b)(c)	638,081	673,662
1.5% 11/1/50 to 6/1/51	1,689,758	1,665,612
2% 6/1/50 to 7/1/51	94,960,480	97,014,853
2.5% 5/1/30 to 8/1/51	260,144,186	272,546,672
3% 6/1/31 to 6/1/50	250,352,488	266,380,209
3.5% 1/1/32 to 3/1/48	250,450,461	270,323,611
3.5% 8/1/47	8,847,974	9,511,597
4% 6/1/33 to 6/1/48	244,161,658	266,723,201
4% 4/1/48	175,860	188,736
4.5% 6/1/25 to 12/1/48	80,881,321	89,396,731
5% 7/1/33 to 7/1/41	20,650,469	23,414,758
5.5% 6/1/22	21,279	21,522
6% 12/1/21 to 12/1/37	2,159,464	2,509,778
6.5% 9/1/21 to 9/1/39	3,104,420	3,639,847
7% 3/1/26 to 9/1/36	1,187,784	1,377,184
7.5% 1/1/27 to 7/1/34	109,022	126,405
8% 7/1/24 to 4/1/32	30,412	34,813
8.5% 12/1/22 to 1/1/28	27,282	30,541

TOTAL FREDDIE MAC		1,313,029,477

Ginnie Mae - 5.1%
3.5% 10/20/40 to 5/20/50	162,484,609	175,139,873
4% 7/20/33 to 5/20/49	247,150,512	267,133,121
4.5% 6/20/33 to 5/20/42	43,930,776	49,389,492
5.5% 6/15/33 to 9/15/39	1,774,391	2,046,210
6% to 6% 10/15/30 to 5/15/40	3,651,383	4,264,092
7% to 7% 11/15/22 to 3/15/33	1,821,001	2,092,643
7.5% to 7.5% 2/15/22 to 9/15/31	370,154	409,955
8% 11/15/21 to 11/15/29	78,466	85,404
8.5% to 8.5% 11/15/21 to 1/15/31	27,314	31,640
9% 1/15/23	124	128
2% 9/1/51 (i)	14,500,000	14,806,240
2% 9/1/51 (i)	13,400,000	13,683,008
2% 9/1/51 (i)	300,000	306,336
2% 9/1/51 (i)	13,400,000	13,683,008
2% 9/1/51 (i)	92,300,000	94,249,376
2% 9/1/51 (i)	74,250,000	75,818,160
2% 9/1/51 (i)	29,250,000	29,867,760
2% 9/1/51 (i)	59,650,000	60,909,808
2% 9/1/51 (i)	37,050,000	37,832,496
2% 9/1/51 (i)	37,400,000	38,189,888
2% 9/1/51 (i)	13,600,000	13,887,232
2% 9/1/51 (i)	26,825,000	27,391,544
2% 9/1/51 (i)	13,625,000	13,912,760
2% 9/1/51 (i)	6,825,000	6,969,144
2% 10/1/51 (i)	61,650,000	62,841,269
2% 10/1/51 (i)	60,950,000	62,127,743
2.5% 1/20/51 to 7/20/51	200,717,490	208,286,088
2.5% 9/1/51 (i)	23,300,000	24,161,410
2.5% 9/1/51 (i)	19,700,000	20,428,317
2.5% 9/1/51 (i)	15,150,000	15,710,102
3% 4/15/42 to 6/20/51	146,941,202	154,771,669
3% 9/1/51 (i)	2,650,000	2,770,285
3% 9/1/51 (i)	31,800,000	33,243,421
3% 9/1/51 (i)	6,850,000	7,160,926
3% 9/1/51 (i)	18,300,000	19,130,648
3% 9/1/51 (i)	64,850,000	67,793,580
3% 9/1/51 (i)	35,400,000	37,006,827
3% 9/1/51 (i)	40,700,000	42,547,397
3% 9/1/51 (i)	40,500,000	42,338,319
3% 9/1/51 (i)	24,350,000	25,455,261
3% 9/1/51 (i)	42,250,000	44,167,753
3% 9/1/51 (i)	29,200,000	30,525,406
3% 9/1/51 (i)	18,300,000	19,130,648
3% 9/1/51 (i)	21,350,000	22,319,089
3% 10/1/51 (i)	27,500,000	28,696,679
3.5% 9/1/51 (i)	650,000	683,973
3.5% 9/1/51 (i)	4,200,000	4,419,516
3.5% 9/1/51 (i)	9,950,000	10,470,043
3.5% 9/1/51 (i)	1,250,000	1,315,332
3.5% 9/1/51 (i)	12,450,000	13,100,707
3.5% 9/1/51 (i)	750,000	789,199
3.5% 9/1/51 (i)	7,450,000	7,839,379
3.5% 9/1/51 (i)	3,950,000	4,156,449
3.5% 9/1/51 (i)	18,500,000	19,466,914
3.5% 9/1/51 (i)	11,750,000	12,364,121
3.5% 9/1/51 (i)	11,750,000	12,364,121
3.5% 9/1/51 (i)	4,700,000	4,945,648
3.5% 9/1/51 (i)	2,350,000	2,472,824
3.5% 9/1/51 (i)	12,300,000	12,942,867
3.5% 9/1/51 (i)	5,100,000	5,366,555
3.5% 9/1/51 (i)	4,925,000	5,182,408
3.5% 9/1/51 (i)	4,975,000	5,235,021
5% 12/15/32 to 4/20/48	22,900,327	26,023,577
6.5% 3/20/31 to 6/15/37	496,377	580,868

TOTAL GINNIE MAE		2,062,431,677

Uniform Mortgage Backed Securities - 9.0%
1.5% 9/1/36 (i)	19,500,000	19,807,425
1.5% 9/1/36 (i)	26,100,000	26,511,477
1.5% 9/1/51 (i)	21,600,000	21,231,800
1.5% 9/1/51 (i)	29,450,000	28,947,986
1.5% 9/1/51 (i)	14,950,000	14,695,158
1.5% 9/1/51 (i)	17,700,000	17,398,280
1.5% 9/1/51 (i)	17,800,000	17,496,576
1.5% 9/1/51 (i)	37,600,000	36,959,059
1.5% 9/1/51 (i)	19,750,000	19,413,336
1.5% 9/1/51 (i)	6,500,000	6,389,199
1.5% 9/1/51 (i)	63,650,000	62,565,003
1.5% 9/1/51 (i)	1,800,000	1,769,317
1.5% 9/1/51 (i)	29,300,000	28,800,543
1.5% 9/1/51 (i)	18,100,000	17,791,462
1.5% 9/1/51 (i)	19,750,000	19,413,336
1.5% 9/1/51 (i)	19,450,000	19,118,449
1.5% 10/1/51 (i)	22,550,000	22,125,086
1.5% 10/1/51 (i)	24,250,000	23,793,052
1.5% 10/1/51 (i)	29,300,000	28,747,894
1.5% 10/1/51 (i)	29,300,000	28,747,894
2% 9/1/36 (i)	27,300,000	28,253,109
2% 9/1/51 (i)	28,600,000	29,007,333
2% 9/1/51 (i)	4,200,000	4,259,818
2% 9/1/51 (i)	13,700,000	13,895,121
2% 9/1/51 (i)	28,600,000	29,007,333
2% 9/1/51 (i)	16,950,000	17,191,409
2% 9/1/51 (i)	28,000,000	28,398,787
2% 9/1/51 (i)	24,550,000	24,899,651
2% 9/1/51 (i)	75,800,000	76,879,574
2% 9/1/51 (i)	75,750,000	76,828,862
2% 9/1/51 (i)	21,600,000	21,907,636
2% 9/1/51 (i)	78,100,000	79,212,331
2% 9/1/51 (i)	78,100,000	79,212,331
2% 9/1/51 (i)	40,850,000	41,431,802
2% 9/1/51 (i)	40,850,000	41,431,802
2% 9/1/51 (i)	81,750,000	82,914,316
2% 9/1/51 (i)	80,400,000	81,545,089
2% 9/1/51 (i)	102,600,000	104,061,270
2% 9/1/51 (i)	62,200,000	63,085,877
2% 9/1/51 (i)	60,000,000	60,854,544
2% 9/1/51 (i)	57,825,000	58,648,567
2% 9/1/51 (i)	32,200,000	32,658,605
2% 9/1/51 (i)	28,875,000	29,286,249
2% 9/1/51 (i)	28,000,000	28,398,787
2% 9/1/51 (i)	29,750,000	30,173,711
2% 9/1/51 (i)	18,300,000	18,560,636
2% 9/1/51 (i)	18,450,000	18,712,772
2% 10/1/51 (i)	39,100,000	39,583,565
2% 10/1/51 (i)	39,100,000	39,583,565
2% 10/1/51 (i)	77,750,000	78,711,565
2% 10/1/51 (i)	75,800,000	76,737,449
2% 10/1/51 (i)	75,300,000	76,231,265
2% 10/1/51 (i)	75,750,000	76,686,831
2% 10/1/51 (i)	75,250,000	76,180,647
2% 10/1/51 (i)	70,600,000	71,473,138
2.5% 9/1/51 (i)	21,600,000	22,437,004
2.5% 9/1/51 (i)	43,500,000	45,185,634
2.5% 9/1/51 (i)	21,400,000	22,229,254
2.5% 9/1/51 (i)	26,000,000	27,007,505
2.5% 9/1/51 (i)	10,100,000	10,491,377
2.5% 9/1/51 (i)	42,850,000	44,510,446
2.5% 9/1/51 (i)	7,550,000	7,842,564
2.5% 9/1/51 (i)	36,200,000	37,602,757
2.5% 9/1/51 (i)	98,350,000	102,161,082
2.5% 9/1/51 (i)	62,600,000	65,025,763
2.5% 9/1/51 (i)	31,350,000	32,564,819
2.5% 9/1/51 (i)	46,600,000	48,405,759
2.5% 9/1/51 (i)	15,850,000	16,464,191
2.5% 9/1/51 (i)	10,825,000	11,244,471
2.5% 9/1/51 (i)	26,000,000	27,007,505
2.5% 10/1/51 (i)	82,550,000	85,581,153
2.5% 10/1/51 (i)	71,400,000	74,021,737
3% 9/1/51 (i)	9,250,000	9,675,644
3% 9/1/51 (i)	66,750,000	69,821,541
3% 9/1/51 (i)	11,650,000	12,186,082
3% 9/1/51 (i)	31,400,000	32,844,890
3% 9/1/51 (i)	13,400,000	14,016,609
3% 9/1/51 (i)	13,400,000	14,016,609
3% 9/1/51 (i)	15,350,000	16,056,339
3% 9/1/51 (i)	16,500,000	17,259,257
3% 9/1/51 (i)	8,500,000	8,891,133
3% 9/1/51 (i)	24,850,000	25,993,488
3% 9/1/51 (i)	32,750,000	34,257,011
3% 9/1/51 (i)	43,050,000	45,030,972
3% 9/1/51 (i)	24,850,000	25,993,488
3% 9/1/51 (i)	43,700,000	45,710,882
3% 9/1/51 (i)	53,150,000	55,595,729
3% 9/1/51 (i)	31,850,000	33,315,597
3% 9/1/51 (i)	31,400,000	32,844,890
3% 10/1/51 (i)	19,950,000	20,857,103
3% 10/1/51 (i)	13,400,000	14,009,282
3% 10/1/51 (i)	33,350,000	34,866,384
3.5% 9/1/51 (i)	23,850,000	25,228,828
3.5% 9/1/51 (i)	550,000	581,797
3.5% 9/1/51 (i)	16,175,000	17,110,117
3.5% 9/1/51 (i)	23,850,000	25,228,828
3.5% 9/1/51 (i)	44,600,000	47,178,438
3.5% 9/1/51 (i)	23,300,000	24,647,031
3.5% 9/1/51 (i)	18,150,000	19,199,297
3.5% 10/1/51 (i)	23,850,000	25,242,802

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		3,625,070,768

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $8,608,268,145)		8,715,271,193

Asset-Backed Securities - 5.8%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$12,698,136	$12,476,989
Series 2019-1 Class A, 3.844% 5/15/39 (a)	18,294,346	18,118,757
Series 2019-2:
Class A, 3.376% 10/16/39 (a)	32,496,056	31,736,360
Class B, 4.458% 10/16/39 (a)	5,909,968	4,914,980
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	12,380,000	12,404,547
AIMCO CLO Ltd.:
Series 2020-11A Class A1, 3 month U.S. LIBOR + 1.380% 1.5061% 10/15/31 (a)(b)(c)	24,419,000	24,438,145
Series 2021-12A Class A, 3 month U.S. LIBOR + 1.210% 1.3439% 1/17/32 (a)(b)(c)	33,730,000	33,729,899
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, 3 month U.S. LIBOR + 0.990% 1.1879% 4/20/34 (a)(b)(c)	56,239,000	56,256,996
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.4643% 1/20/33 (a)(b)(c)	17,673,000	17,694,473
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 1.2907% 7/20/34 (a)(b)(c)	27,167,000	27,187,375
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (a)	15,953,249	15,811,671
Class B, 4.335% 1/16/40 (a)	2,733,802	1,960,639
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 10/15/32 (a)(b)(c)	31,563,000	31,575,909
Ares CLO Ltd. Series 2020-58A Class A, 3 month U.S. LIBOR + 1.220% 1.3461% 1/15/33 (a)(b)(c)	32,220,000	32,253,638
Ares LIX CLO Ltd. Series 2021-59A Class A, 3 month U.S. LIBOR + 1.030% 1.2149% 4/25/34 (a)(b)(c)	18,644,000	18,589,187
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 1.2561% 7/15/34 (a)(b)(c)	34,311,000	34,349,531
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 1.1961% 4/15/34 (a)(b)(c)	37,984,000	38,002,498
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.3839% 4/17/33 (a)(b)(c)	12,146,000	12,165,264
Babson CLO Ltd./Cayman Islands Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.400% 1.5261% 10/15/32 (a)(b)(c)	40,140,000	40,161,435
Barings CLO Ltd.:
Series 2021-1A Class A, 3 month U.S. LIBOR + 1.020% 1.02% 4/25/34 (a)(b)(c)	40,974,000	41,000,756
Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 1.3543% 1/20/32 (a)(b)(c)	36,000,000	36,005,544
Bear Stearns Asset Backed Securities I Trust Series 2005-HE2 Class M2, 1 month U.S. LIBOR + 1.120% 1.2094% 2/25/35 (b)(c)	399,647	398,773
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.4639% 1/17/33 (a)(b)(c)	17,286,000	17,312,085
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	36,400,615	36,661,949
Class AA, 2.487% 12/16/41 (a)(b)	5,489,729	5,526,582
Series 2021-1A Class A, 2.443% 7/15/46 (a)	49,824,142	50,252,480
Brazos Higher Education Authority, Inc. Series 2010-1 Class A1, 3 month U.S. LIBOR + 0.900% 1.0293% 5/25/29 (b)(c)	6,475,454	6,481,998
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.1161% 4/15/29 (a)(b)(c)	36,617,000	36,555,593
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	28,765,340	28,773,291
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	27,131,147	27,145,168
Class B, 5.095% 4/15/39 (a)	11,988,233	11,512,768
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (a)	28,180,443	28,166,700
Series 2021-1A Class A, 3.474% 1/15/46 (a)	10,149,208	10,482,490
Cedar Funding Ltd. Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.4743% 10/20/32 (a)(b)(c)	25,157,000	25,179,968
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2020-12A Class A, 3 month U.S. LIBOR + 1.270% 1.3953% 10/25/32 (a)(b)(c)	19,900,000	19,903,881
CEDF Series 2021-6A Class ARR, 3 month U.S. LIBOR + 1.050% 1.1843% 4/20/34 (a)(b)(c)	32,995,000	33,032,812
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.8343% 7/20/31 (a)(b)(c)	31,883,000	31,971,858
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.4344% 10/25/37 (a)(b)(c)	226,482	228,472
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 1.3343% 4/20/34 (a)(b)(c)	35,800,000	35,759,331
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 1.4443% 1/20/34 (a)(b)(c)	47,700,000	47,762,249
Consumer Loan Underlying Bond Credit Trust Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	8,503,494	8,564,080
DB Master Finance LLC:
Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	18,077,345	18,197,379
Class A2II, 4.03% 11/20/47 (a)	30,611,730	32,486,086
Series 2019-1A Class A23, 4.352% 5/20/49 (a)	2,778,300	3,050,073
Dryden CLO, Ltd.:
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.4643% 10/20/32 (a)(b)(c)	30,272,000	30,292,494
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 1.3539% 1/18/32 (a)(b)(c)	14,100,000	14,109,800
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2020-85A Class A1, 3 month U.S. LIBOR + 1.350% 1.4761% 10/15/32 (a)(b)(c)	29,359,000	29,371,742
Dryden Senior Loan Fund:
Series 2018-70X Class A1, 3 month U.S. LIBOR + 1.170% 1.2964% 1/16/32 (b)(c)	346,000	346,059
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 1.3139% 4/17/33 (a)(b)(c)	23,800,000	23,822,634
Eaton Vance CLO, Ltd.:
Series 2020-1A Class A, 3 month U.S. LIBOR + 1.650% 1.7761% 10/15/30 (a)(b)(c)	33,100,000	33,100,000
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.370% 1.4961% 10/15/32 (a)(b)(c)	35,000,000	35,036,505
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 1.3761% 1/15/34 (a)(b)(c)	7,800,000	7,807,535
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (a)	20,900,000	20,927,801
Flatiron CLO Ltd.:
Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.4448% 11/16/32 (a)(b)(c)	35,131,000	35,156,435
Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.110% 1.2613% 7/19/34 (a)(b)(c)	24,705,000	24,729,137
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.4309% 11/20/33 (a)(b)(c)	33,900,000	33,954,138
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	13,619,206	13,848,966
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	14,029,232	14,034,729
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	29,320,000	29,966,125
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 1.3361% 1/15/33 (a)(b)(c)	16,500,000	16,515,939
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 1.0583% 1/22/28 (a)(b)(c)	24,230,278	24,230,230
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 1.3358% 4/19/34 (a)(b)(c)	38,620,000	38,720,837
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 1.2461% 7/15/34 (a)(b)(c)	24,703,000	24,712,190
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, 3 month U.S. LIBOR + 1.200% 1.3383% 1/22/31 (a)(b)(c)	10,024,000	10,024,982
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 10/15/32 (a)(b)(c)	16,640,000	16,673,513
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 0% 10/20/34 (a)(b)(c)	7,927,000	7,927,000
Magnetite XXI Ltd.:
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 1/15/33 (a)(b)(c)	49,847,000	49,879,650
Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.020% 1.1543% 4/20/34 (a)(b)(c)	31,864,000	31,938,020
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 1.1161% 1/15/34 (a)(b)(c)	33,150,000	33,152,486
Marlette Funding Trust Series 2019-4A Class A, 2.39% 12/17/29 (a)	3,143,034	3,154,483
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.2043% 10/20/30 (a)(b)(c)	36,977,000	36,979,477
Mortgage Repurchase Agreement Financing Trust Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0951% 8/10/23 (a)(b)(c)	50,000,000	50,516,600
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	24,655,650	24,642,607
North Carolina State Ed Assistance Auth. Student Loan Rev. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.800% 0.9253% 7/25/25 (b)(c)	1,620	1,624
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.3294% 1/25/36 (b)(c)	800,451	801,890
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 3% 10/20/34 (a)(b)(c)(i)	13,185,000	13,185,000
Planet Fitness Master Issuer LLC Series 2019-1A Class A2, 3.858% 12/5/49 (a)	27,934,600	28,813,143
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (a)	26,194,422	26,077,627
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	3,177,952	3,181,483
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (a)	637,726	638,148
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 1.12% 4/20/34 (a)(b)(c)	46,460,000	46,513,057
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (a)	29,250,008	29,193,968
Class B, 4.335% 3/15/40 (a)	2,922,293	2,573,441
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	34,963,000	36,536,387
1.884% 7/15/50 (a)	12,544,000	12,814,287
2.328% 7/15/52 (a)	9,591,000	9,864,150
SLM Student Loan Trust Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 0.5889% 12/15/27 (a)(b)(c)	12,339,752	12,341,143
Symphony CLO XXIII Ltd. Series 2020-23A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 1/15/34 (a)(b)(c)	19,900,000	19,917,671
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, 3 month U.S. LIBOR + 0.980% 1.1653% 4/19/34 (a)(b)(c)	41,341,000	41,371,675
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 1.2143% 4/20/33 (a)(b)(c)	28,900,000	28,876,880
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1343% 1/20/29 (a)(b)(c)	24,293,000	24,324,338
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9444% 9/25/34 (b)(c)	103,261	96,488
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(b)	34,594,197	34,485,592
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	43,827,439	43,514,993
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.7158% 3/25/58 (a)(b)	183,896	194,175
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.6979% 4/6/42 (a)(b)(c)	2,720,000	1,830,462
Treman Park CLO, Ltd. Series 2018-1A Class ARR, 3 month U.S. LIBOR + 1.070% 1.2043% 10/20/28 (a)(b)(c)	11,821,730	11,822,842
Upstart Securitization Trust Series 2021-1 Class A, 0.87% 3/20/31 (a)	3,557,754	3,564,844
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.4043% 7/20/32 (a)(b)(c)	35,926,000	35,930,347
Voya CLO Ltd./Voya CLO LLC:
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.7339% 7/19/31 (a)(b)(c)	33,600,000	33,600,000
Series 2020-3A Class A1, 3 month U.S. LIBOR + 1.300% 1.4343% 10/20/31 (a)(b)(c)	45,000,000	45,009,180
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 1.16% 7/19/34 (a)(b)(c)	22,263,000	22,265,293
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 1.15% 7/16/34 (a)(b)(c)	22,574,000	22,578,379
World Omni Automobile Lease Securitization Trust Series 2020-A Class A2, 1.71% 11/15/22	1,692,760	1,698,674
TOTAL ASSET-BACKED SECURITIES
(Cost $2,359,163,473)		2,365,429,954

Collateralized Mortgage Obligations - 1.5%
Private Sponsor - 0.4%
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	22,779,191	22,794,339
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (a)	26,589,627	26,593,823
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (a)	19,216,839	19,250,980
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (a)(b)	128,506	128,551
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.3816% 5/27/37 (a)(b)(c)	125,817	123,654
Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (a)(b)(c)(j)	314,589	31
Class AA1, 1 month U.S. LIBOR + 0.280% 0.3816% 5/27/37 (a)(b)(c)	444,663	423,290
Gosforth Funding PLC floater Series 2017-1A Class A1A, 3 month U.S. LIBOR + 0.470% 0.6045% 12/19/59 (a)(b)(c)	25,890	25,894
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)(b)	1,147,000	1,166,256
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (a)	11,586,355	12,106,634
Series 2020-1A Class A1B, 3.5% 10/25/59 (a)	18,795,685	19,993,205
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (a)	20,600,000	20,608,899
Preston Ridge Partners Mortgage Trust Series 2021-RPL1 Class A1, 1.319% 7/25/51 (a)	15,344,506	15,368,694
RMF Buyout Issuance Trust Series 2020-HB1 Class A1, 1.7188% 10/25/50 (a)	10,398,264	10,541,727
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (b)(c)	6,044	5,918
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (a)(b)(c)	13,783,000	13,790,030
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.7244% 9/25/43 (b)(c)	146,360	144,484
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 2.4002% 9/25/33 (b)	19,628	19,487

TOTAL PRIVATE SPONSOR		163,085,896

U.S. Government Agency - 1.1%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 0.8844% 2/25/32 (b)(c)	24,497	24,905
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 1.0885% 3/18/32 (b)(c)	44,653	45,622
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.0844% 4/25/32 (b)(c)	50,761	51,966
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 1.0844% 10/25/32 (b)(c)	65,346	66,829
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 0.8344% 1/25/32 (b)(c)	23,450	23,804
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 8.0156% 12/25/33 (b)(k)(l)	854,017	218,723
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 6.5956% 11/25/36 (b)(k)(l)	603,633	122,562
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	5,072	5,225
Series 1993-207 Class H, 6.5% 11/25/23	141,420	148,465
Series 1996-28 Class PK, 6.5% 7/25/25	54,081	57,005
Series 1999-17 Class PG, 6% 4/25/29	310,209	342,786
Series 1999-32 Class PL, 6% 7/25/29	351,702	389,940
Series 1999-33 Class PK, 6% 7/25/29	243,238	269,990
Series 2001-52 Class YZ, 6.5% 10/25/31	37,696	43,564
Series 2003-28 Class KG, 5.5% 4/25/23	64,859	66,827
Series 2005-102 Class CO 11/25/35 (m)	161,379	150,181
Series 2005-39 Class TE, 5% 5/25/35	35,018	39,209
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 17.3306% 8/25/35 (b)(l)	42,681	57,104
Series 2005-81 Class PC, 5.5% 9/25/35	448,080	497,542
Series 2006-12 Class BO 10/25/35 (m)	737,431	687,204
Series 2006-15 Class OP 3/25/36 (m)	846,003	781,150
Series 2006-37 Class OW 5/25/36 (m)	82,157	74,368
Series 2006-45 Class OP 6/25/36 (m)	262,416	237,765
Series 2006-62 Class KP 4/25/36 (m)	421,658	390,781
Series 2012-149:
Class DA, 1.75% 1/25/43	3,501,907	3,586,723
Class GA, 1.75% 6/25/42	3,792,699	3,886,242
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	61,501	69,282
Series 1999-25 Class Z, 6% 6/25/29	264,105	295,805
Series 2001-20 Class Z, 6% 5/25/31	350,863	391,488
Series 2001-31 Class ZC, 6.5% 7/25/31	173,103	196,298
Series 2002-16 Class ZD, 6.5% 4/25/32	114,217	132,370
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 7.4656% 11/25/32 (b)(k)(l)	379,611	49,483
Series 2012-67 Class AI, 4.5% 7/25/27 (k)	643,494	35,768
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 6.5556% 12/25/36 (b)(k)(l)	409,379	104,812
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 6.3556% 5/25/37 (b)(k)(l)	233,662	51,444
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 19.5611% 9/25/23 (b)(l)	7,472	8,429
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 8.0156% 3/25/33 (b)(k)(l)	58,675	13,136
Series 2005-72 Class ZC, 5.5% 8/25/35	3,453,270	3,895,345
Series 2005-79 Class ZC, 5.9% 9/25/35	1,331,340	1,522,892
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 40.1137% 6/25/37 (b)(l)	211,003	438,977
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 39.0937% 7/25/37 (b)(l)	294,163	609,065
Class SB, 39.600% - 1 month U.S. LIBOR 39.0937% 7/25/37 (b)(l)	101,172	184,510
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 6.2656% 3/25/38 (b)(k)(l)	1,474,854	306,047
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.9656% 12/25/40 (b)(k)(l)	1,489,265	277,264
Class ZA, 4.5% 12/25/40	2,007,076	2,243,353
Series 2010-139 Class NI, 4.5% 2/25/40 (k)	700,539	33,380
Series 2010-150 Class ZC, 4.75% 1/25/41	4,635,457	5,249,456
Series 2010-95 Class ZC, 5% 9/25/40	9,758,538	10,948,111
Series 2011-39 Class ZA, 6% 11/25/32	1,020,079	1,168,167
Series 2011-4 Class PZ, 5% 2/25/41	1,543,661	1,888,357
Series 2011-67 Class AI, 4% 7/25/26 (k)	210,102	9,492
Series 2011-83 Class DI, 6% 9/25/26 (k)	59,195	1,262
Series 2012-100 Class WI, 3% 9/25/27 (k)	2,762,022	194,323
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.5656% 12/25/30 (b)(k)(l)	649,410	36,408
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.4656% 6/25/41 (b)(k)(l)	586,231	26,285
Series 2013-133 Class IB, 3% 4/25/32 (k)	1,352,702	46,657
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.9656% 1/25/44 (b)(k)(l)	811,227	150,421
Series 2013-51 Class GI, 3% 10/25/32 (k)	2,726,185	184,171
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 6.6356% 6/25/35 (b)(k)(l)	1,197,312	223,605
Series 2015-42 Class IL, 6% 6/25/45 (k)	4,422,605	854,422
Series 2015-70 Class JC, 3% 10/25/45	6,280,494	6,641,561
Series 2017-30 Class AI, 5.5% 5/25/47 (k)	2,469,333	479,712
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (k)	222,556	39,922
Series 343 Class 16, 5.5% 5/25/34 (k)	193,695	31,395
Series 348 Class 14, 6.5% 8/25/34 (b)(k)	148,345	32,528
Series 351:
Class 12, 5.5% 4/25/34 (b)(k)	91,410	16,481
Class 13, 6% 3/25/34 (k)	131,923	23,999
Series 359 Class 19, 6% 7/25/35 (b)(k)	79,869	15,906
Series 384 Class 6, 5% 7/25/37 (k)	906,800	156,931
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 0.8955% 1/15/32 (b)(c)	19,437	19,760
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 0.9955% 3/15/32 (b)(c)	26,738	27,289
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 1.0955% 3/15/32 (b)(c)	28,402	29,040
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 0.9955% 6/15/31 (b)(c)	47,794	48,697
Class FG, 1 month U.S. LIBOR + 0.900% 0.9955% 3/15/32 (b)(c)	15,239	15,538
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 0.3455% 5/15/37 (b)(c)	1,111,865	1,115,331
planned amortization class:
Series 2095 Class PE, 6% 11/15/28	381,190	423,867
Series 2101 Class PD, 6% 11/15/28	30,572	33,979
Series 2104 Class PG, 6% 12/15/28	7,278	8,099
Series 2121 Class MG, 6% 2/15/29	143,980	159,761
Series 2131 Class BG, 6% 3/15/29	1,041,777	1,159,587
Series 2137 Class PG, 6% 3/15/29	161,934	180,434
Series 2154 Class PT, 6% 5/15/29	282,153	314,367
Series 2162 Class PH, 6% 6/15/29	58,271	64,479
Series 2520 Class BE, 6% 11/15/32	415,111	474,948
Series 2693 Class MD, 5.5% 10/15/33	1,206,659	1,369,859
Series 2802 Class OB, 6% 5/15/34	447,650	501,928
Series 3002 Class NE, 5% 7/15/35	1,090,798	1,215,242
Series 3110 Class OP 9/15/35 (m)	415,047	401,499
Series 3119 Class PO 2/15/36 (m)	1,014,574	934,166
Series 3121 Class KO 3/15/36 (m)	159,240	147,577
Series 3123 Class LO 3/15/36 (m)	579,701	535,119
Series 3145 Class GO 4/15/36 (m)	571,103	529,311
Series 3189 Class PD, 6% 7/15/36	913,343	1,065,800
Series 3225 Class EO 10/15/36 (m)	300,320	274,248
Series 3258 Class PM, 5.5% 12/15/36	409,745	468,635
Series 3415 Class PC, 5% 12/15/37	402,291	449,787
Series 3786 Class HI, 4% 3/15/38 (k)	169,984	983
Series 3806 Class UP, 4.5% 2/15/41	1,961,699	2,088,281
Series 3832 Class PE, 5% 3/15/41	4,515,478	5,035,625
Series 4135 Class AB, 1.75% 6/15/42	2,851,665	2,922,079
Series 4765 Class PE, 3% 12/15/41	3,307,192	3,335,909
sequential payer:
Series 2114 Class ZM, 6% 1/15/29	3,373	3,749
Series 2135 Class JE, 6% 3/15/29	86,100	95,435
Series 2274 Class ZM, 6.5% 1/15/31	107,495	121,339
Series 2281 Class ZB, 6% 3/15/30	203,652	226,126
Series 2303 Class ZV, 6% 4/15/31	97,073	108,599
Series 2357 Class ZB, 6.5% 9/15/31	757,242	874,462
Series 2502 Class ZC, 6% 9/15/32	197,993	226,071
Series 2519 Class ZD, 5.5% 11/15/32	266,931	296,790
Series 2546 Class MJ, 5.5% 3/15/23	43,100	44,467
Series 2601 Class TB, 5.5% 4/15/23	19,219	19,819
Series 2998 Class LY, 5.5% 7/15/25	131,657	141,740
Series 3871 Class KB, 5.5% 6/15/41	3,689,784	4,295,771
Series 4423 Class NJ, 3% 9/15/41	9,055,576	9,167,900
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 6.5045% 2/15/36 (b)(k)(l)	274,536	54,138
Series 1658 Class GZ, 7% 1/15/24	7,438	7,926
Series 2013-4281 Class AI, 4% 12/15/28 (k)	1,844,124	74,717
Series 2017-4683 Class LM, 3% 5/15/47	6,244,623	6,594,512
Series 2380 Class SY, 8.200% - 1 month U.S. LIBOR 8.1045% 11/15/31 (b)(k)(l)	40,424	4,803
Series 2587 Class IM, 6.5% 3/15/33 (k)	6,893	1,396
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 46.1793% 8/15/24 (b)(l)	226	249
Class SD, 86.400% - 1 month U.S. LIBOR 85.2085% 8/15/24 (b)(l)	331	391
Series 2933 Class ZM, 5.75% 2/15/35	3,004,849	3,499,123
Series 2935 Class ZK, 5.5% 2/15/35	3,985,900	4,453,959
Series 2947 Class XZ, 6% 3/15/35	1,684,842	1,942,980
Series 2996 Class ZD, 5.5% 6/15/35	2,081,084	2,401,757
Series 3237 Class C, 5.5% 11/15/36	2,970,306	3,377,018
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 6.5645% 11/15/36 (b)(k)(l)	1,245,487	290,334
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 6.6545% 3/15/37 (b)(k)(l)	1,959,876	477,600
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 6.6645% 4/15/37 (b)(k)(l)	2,734,128	625,472
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 6.4845% 6/15/37 (b)(k)(l)	953,104	193,660
Series 3949 Class MK, 4.5% 10/15/34	778,022	853,719
Series 3955 Class YI, 3% 11/15/21 (k)	917	2
Series 4055 Class BI, 3.5% 5/15/31 (k)	1,399,431	60,950
Series 4149 Class IO, 3% 1/15/33 (k)	1,391,974	151,161
Series 4314 Class AI, 5% 3/15/34 (k)	462,716	26,755
Series 4427 Class LI, 3.5% 2/15/34 (k)	2,964,488	225,390
Series 4471 Class PA 4% 12/15/40	4,125,661	4,416,884
target amortization class Series 2156 Class TC, 6.25% 5/15/29	160,392	173,737
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 0.9931% 2/15/24 (b)(c)	39,360	39,554
planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	9,480	10,657
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	112,212	124,104
Series 2056 Class Z, 6% 5/15/28	302,104	335,152
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	8,021,956	8,719,119
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57	9,297,168	10,061,416
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.5945% 6/16/37 (b)(k)(l)	539,085	117,727
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 0.7661% 3/20/60 (b)(c)(n)	7,000,929	7,032,412
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.4161% 7/20/60 (b)(c)(n)	993,933	994,166
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.4029% 9/20/60 (b)(c)(n)	1,194,484	1,193,922
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.4029% 8/20/60 (b)(c)(n)	1,112,694	1,112,199
Series 2010-H27 Class FA, 1 month U.S. LIBOR + 0.380% 0.4829% 12/20/60 (b)(c)(n)	2,447,103	2,450,704
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 12/20/60 (b)(c)(n)	2,785,780	2,796,131
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 2/20/61 (b)(c)(n)	3,614,838	3,625,614
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.5929% 2/20/61 (b)(c)(n)	5,695,288	5,710,843
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 4/20/61 (b)(c)(n)	2,527,396	2,537,169
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.6029% 5/20/61 (b)(c)(n)	4,334,106	4,350,618
Class FC, 1 month U.S. LIBOR + 0.500% 0.6029% 5/20/61 (b)(c)(n)	2,933,424	2,945,033
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.6329% 6/20/61 (b)(c)(n)	3,558,544	3,573,571
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 0.6529% 9/20/61 (b)(c)(n)	649,580	652,813
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.7029% 10/20/61 (b)(c)(n)	3,916,851	3,939,884
Series 2012-98 Class FA, 1 month U.S. LIBOR + 0.400% 0.4884% 8/20/42 (b)(c)	309,189	311,744
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.8029% 11/20/61 (b)(c)(n)	3,765,632	3,795,828
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.8029% 1/20/62 (b)(c)(n)	2,426,828	2,444,942
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.7329% 1/20/62 (b)(c)(n)	3,486,573	3,508,628
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.7329% 3/20/62 (b)(c)(n)	2,158,990	2,171,343
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.7529% 5/20/61 (b)(c)(n)	38,836	39,164
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 0.6229% 10/20/62 (b)(c)(n)	518,049	520,107
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 0.6329% 7/20/60 (b)(c)(n)	46,636	46,651
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 0.4629% 3/20/63 (b)(c)(n)	639,105	639,688
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 0.7029% 1/20/64 (b)(c)(n)	3,002,463	3,017,652
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 0.7029% 12/20/63 (b)(c)(n)	12,145,895	12,208,537
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 0.6029% 6/20/64 (b)(c)(n)	3,012,019	3,023,194
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 0.4029% 3/20/65 (b)(c)(n)	80,016	79,985
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 0.3829% 5/20/63 (b)(c)(n)	62,745	62,678
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 0.3029% 4/20/63 (b)(c)(n)	54,035	53,899
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.5029% 12/20/62 (b)(c)(n)	11,341	11,367
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 0.3384% 10/20/47 (b)(c)	570,002	570,684
Series 2018-159 Class F, 1 month U.S. LIBOR + 0.350% 0.4384% 11/20/48 (b)(c)	1,134,402	1,143,616
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 0.3884% 5/20/48 (b)(c)	5,420,891	5,435,166
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 0.3884% 6/20/48 (b)(c)	696,591	697,247
Series 2018-78 Class AF, 1 month U.S. LIBOR + 0.300% 0.3884% 6/20/48 (b)(c)	24,235,027	24,377,978
Series 2019-11 Class F, 1 month U.S. LIBOR + 0.400% 0.4884% 1/20/49 (b)(c)	8,020,867	8,109,934
Series 2019-128 Class FH, 1 month U.S. LIBOR + 0.500% 0.5884% 10/20/49 (b)(c)	3,220,910	3,249,194
Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 0.5384% 2/20/49 (b)(c)	6,664,089	6,752,777
Series 2019-65 Class BF, 1 month U.S. LIBOR + 0.400% 0.4884% 5/20/49 (b)(c)	6,558,800	6,647,862
Series 2019-98 Class FN, 1 month U.S. LIBOR + 0.500% 0.5884% 8/20/49 (b)(c)	4,639,104	4,696,878
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.8232% 12/20/40 (b)(l)	4,091,894	4,878,297
Series 2011-136 Class WI, 4.5% 5/20/40 (k)	289,403	18,768
Series 2016-69 Class WA, 3% 2/20/46	6,877,113	7,286,976
Series 2017-134 Class BA, 2.5% 11/20/46	4,484,156	4,664,085
Series 2017-153 Class GA, 3% 9/20/47	8,277,376	8,740,621
Series 2017-182 Class KA, 3% 10/20/47	6,720,300	7,099,576
Series 2018-13 Class Q, 3% 4/20/47	9,364,645	9,684,670
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	1,564,619	1,744,292
Series 2010-160 Class DY, 4% 12/20/40	8,081,747	8,756,282
Series 2010-170 Class B, 4% 12/20/40	1,824,200	1,976,761
Series 2013-H06 Class HA, 1.65% 1/20/63 (n)	210,713	211,903
Series 2017-139 Class BA, 3% 9/20/47	14,866,563	15,877,224
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 6.4045% 5/16/34 (b)(k)(l)	326,414	62,043
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.1045% 8/17/34 (b)(k)(l)	311,921	70,209
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 39.627% 6/16/37 (b)(l)	15,977	28,506
Series 2010-116 Class QB, 4% 9/16/40	1,958,517	2,115,426
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 5.8545% 2/16/40 (b)(k)(l)	2,001,931	332,441
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 0.4261% 5/20/60 (b)(c)(n)	2,854,780	2,855,415
Series 2011-52 Class HI, 7% 4/16/41 (k)	81,723	15,512
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 6.0116% 7/20/41 (b)(k)(l)	786,547	145,991
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.6045% 6/16/42 (b)(k)(l)	1,170,513	243,399
Series 2013-124 Class ES, 8.667% - 1 month U.S. LIBOR 8.5488% 4/20/39 (b)(l)	186,679	192,699
Series 2013-149 Class MA, 2.5% 5/20/40	8,386,630	8,627,904
Series 2014-2 Class BA, 3% 1/20/44	13,859,999	14,675,523
Series 2014-21 Class HA, 3% 2/20/44	5,225,017	5,534,724
Series 2014-25 Class HC, 3% 2/20/44	8,871,786	9,382,452
Series 2014-5 Class A, 3% 1/20/44	7,773,355	8,188,294
Series 2015-H13 Class HA, 2.5% 8/20/64 (n)	288,292	294,328
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 0.58% 5/20/66 (b)(c)(n)	1,551,772	1,541,866
Series 2017-186 Class HK, 3% 11/16/45	849,384	897,360
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.43% 8/20/66 (b)(c)(n)	17,436,597	17,277,757
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 3.9924% 5/20/65 (b)(n)	1,612,073	1,667,228

TOTAL U.S. GOVERNMENT AGENCY		423,455,410

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $574,881,489)		586,541,306

Commercial Mortgage Securities - 3.7%
BAMLL Commercial Mortgage Securities Trust:
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.846% 11/15/30 (a)(b)(c)	30,560,000	31,038,521
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (a)	38,600,000	39,819,463
Class ANM, 3.112% 11/5/32 (a)	22,568,000	23,510,212
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (a)	5,065,000	5,047,099
Class CNM, 3.8425% 11/5/32 (a)(b)	2,095,000	2,009,559
BANK sequential payer:
Series 2018-BN10 Class A5, 3.688% 2/15/61	965,000	1,084,177
Series 2019-BN21 Class A5, 2.851% 10/17/52	26,963,000	29,067,144
Series 2019-BN24 Class A3, 2.96% 11/15/62	12,772,000	13,874,994
Bayview Commercial Asset Trust:
floater:
Series 2005-3A Class A2, 1 month U.S. LIBOR + 0.600% 0.6844% 11/25/35 (a)(b)(c)	18,495	17,662
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.580% 0.6694% 1/25/36 (a)(b)(c)	47,698	46,018
Class M1, 1 month U.S. LIBOR + 0.670% 0.7594% 1/25/36 (a)(b)(c)	15,386	14,955
Series 2006-4A Class A2, 1 month U.S. LIBOR + 0.400% 0.4894% 12/25/36 (a)(b)(c)	106,375	101,254
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 0.3544% 3/25/37 (a)(b)(c)	27,952	26,636
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 0.3544% 7/25/37 (a)(b)(c)	79,811	76,554
Class A2, 1 month U.S. LIBOR + 0.320% 0.4044% 7/25/37 (a)(b)(c)	74,812	69,851
Class M1, 1 month U.S. LIBOR + 0.370% 0.4544% 7/25/37 (a)(b)(c)	25,532	23,082
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 0.3744% 7/25/37 (a)(b)(c)	27,311	26,051
Class M1, 1 month U.S. LIBOR + 0.310% 0.3944% 7/25/37 (a)(b)(c)	14,489	12,948
Class M2, 1 month U.S. LIBOR + 0.340% 0.4244% 7/25/37 (a)(b)(c)	15,515	13,775
Class M3, 1 month U.S. LIBOR + 0.370% 0.4544% 7/25/37 (a)(b)(c)	24,875	22,552
Class M4, 1 month U.S. LIBOR + 0.500% 0.5844% 7/25/37 (a)(b)(c)	39,236	35,350
Class M5, 1 month U.S. LIBOR + 0.600% 0.6844% 7/25/37 (a)(b)(c)	16,460	16,638
Series 2006-3A, Class IO, 0% 10/25/36 (a)(b)(j)(k)	3,882,746	0
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	3,988,000	4,600,711
Series 2019-B10 Class A4, 3.717% 3/15/62	6,658,000	7,544,750
Series 2019-B13 Class A4, 2.952% 8/15/57	25,034,000	27,079,506
Series 2018-B8 Class A5, 4.2317% 1/15/52	49,694,000	57,916,816
Series 2019-B14 Class XA, 0.9105% 12/15/62 (b)(k)	149,020,527	6,819,135
Series 2020-B17 Class XA, 1.541% 3/15/53 (b)(k)	135,167,467	11,489,856
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (a)(b)(c)	18,140,000	18,338,042
BX Commercial Mortgage Trust:
floater Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.096% 12/15/36 (a)(b)(c)	19,573,210	19,573,206
Class C, 1 month U.S. LIBOR + 1.120% 1.216% 12/15/36 (a)(b)(c)	15,613,672	15,608,988
Class D, 1 month U.S. LIBOR + 1.250% 1.346% 12/15/36 (a)(b)(c)	24,416,523	24,409,213
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 0.972% 11/15/32 (a)(b)(c)	8,895,000	8,900,566
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(b)(c)	52,207,803	52,276,253
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.096% 11/15/32 (a)(b)(c)	25,533,966	25,582,003
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 2.721% 9/15/37 (a)(b)(c)	9,509,765	8,023,301
Series 2018-IND:
Class B, 1 month U.S. LIBOR + 0.900% 0.996% 11/15/35 (a)(b)(c)	5,893,174	5,898,671
Class C, 1 month U.S. LIBOR + 1.100% 1.196% 11/15/35 (a)(b)(c)	2,494,100	2,496,419
Class F, 1 month U.S. LIBOR + 1.800% 1.896% 11/15/35 (a)(b)(c)	11,123,700	11,144,162
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.396% 4/15/34 (a)(b)(c)	16,075,000	16,034,952
Class C, 1 month U.S. LIBOR + 1.600% 1.696% 4/15/34 (a)(b)(c)	10,627,000	10,594,587
Class D, 1 month U.S. LIBOR + 1.900% 1.996% 4/15/34 (a)(b)(c)	11,156,000	11,094,529
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.176% 10/15/36 (a)(b)(c)	15,977,029	15,997,045
Class C, 1 month U.S. LIBOR + 1.250% 1.346% 10/15/36 (a)(b)(c)	20,085,230	20,110,384
Class D, 1 month U.S. LIBOR + 1.450% 1.546% 10/15/36 (a)(b)(c)	28,449,979	28,494,535
Class E, 1 month U.S. LIBOR + 1.800% 1.896% 10/15/36 (a)(b)(c)	39,974,745	40,037,358
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.696% 12/15/36 (a)(b)(c)	19,799,577	19,818,773
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (a)(b)(c)	32,462,000	32,461,994
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (a)	55,064,512	56,110,408
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (a)(b)(c)	16,796,000	16,795,997
Class B, 1 month U.S. LIBOR + 1.250% 1.3455% 11/15/36 (a)(b)(c)	9,400,000	9,394,392
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(c)	43,496,514	43,496,501
Class B, 1 month U.S. LIBOR + 1.500% 1.596% 6/15/34 (a)(b)(c)	8,520,806	8,510,628
Class C, 1 month U.S. LIBOR + 1.750% 1.846% 6/15/34 (a)(b)(c)	9,625,741	9,583,619
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	29,019,000	29,054,151
Class B, 1 month U.S. LIBOR + 1.900% 1.996% 8/15/36 (a)(b)(c)	8,935,000	8,946,134
Class C, 1 month U.S. LIBOR + 2.300% 2.396% 8/15/36 (a)(b)(c)	6,647,000	6,655,295
Class D, 1 month U.S. LIBOR + 3.050% 3.146% 8/15/36 (a)(b)(c)	8,207,000	8,217,235
Citigroup Commercial Mortgage Trust:
Series 2015-GC33 Class XA, 1.0341% 9/10/58 (b)(k)	2,766,150	84,440
Series 2016-P6 Class XA, 0.8588% 12/10/49 (b)(k)	2,737,368	64,501
COMM Mortgage Trust:
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (a)	50,000	51,809
Series 2014-CR18 Class A5, 3.828% 7/15/47	6,763,000	7,301,774
Series 2014-CR20 Class XA, 1.1515% 11/10/47 (b)(k)	643,854	17,507
Series 2014-LC17 Class XA, 0.8809% 10/10/47 (b)(k)	2,094,361	36,842
Series 2014-UBS6 Class XA, 1.0257% 12/10/47 (b)(k)	1,667,492	37,649
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 0.976% 12/15/31 (a)(b)(c)	54,524	54,562
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.076% 5/15/36 (a)(b)(c)	3,742,000	3,752,982
Class B, 1 month U.S. LIBOR + 1.230% 1.326% 5/15/36 (a)(b)(c)	17,263,000	17,332,368
Class C, 1 month U.S. LIBOR + 1.430% 1.526% 5/15/36 (a)(b)(c)	4,157,000	4,172,124
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	10,200,000	10,583,897
Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	19,432,000	20,441,112
Class B, 4.5349% 4/15/36 (a)	6,067,000	6,341,776
Class C, 4.9414% 4/15/36 (a)(b)	4,009,000	4,160,460
Class D, 4.9414% 4/15/36 (a)(b)	8,018,000	8,091,540
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(b)(c)	21,546,000	21,612,547
Class B, 1 month U.S. LIBOR + 1.380% 1.476% 7/15/38 (a)(b)(c)	12,271,000	12,317,506
Class C, 1 month U.S. LIBOR + 1.700% 1.796% 7/15/38 (a)(b)(c)	9,047,000	9,092,330
Class D, 1 month U.S. LIBOR + 2.250% 2.346% 7/15/38 (a)(b)(c)	18,131,000	18,266,542
Freddie Mac floater:
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (b)(c)	26,100,000	26,123,273
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (b)(c)	27,748,797	27,773,830
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 4/25/31 (b)(c)	26,600,000	26,600,000
GS Mortgage Securities Trust:
floater Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.546% 9/15/31 (a)(b)(c)	13,411,000	13,347,535
Series 2014-GC20 Class XA, 1.1577% 4/10/47 (b)(k)	551,846	11,593
Series 2015-GC34 Class XA, 1.3748% 10/10/48 (b)(k)	1,349,591	55,922
JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A/S, 4.4093% 8/15/46	2,674,000	2,810,450
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2019-COR6 Class A4, 3.0565% 11/13/52	8,383,000	9,116,087
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX Class A/S, 4.2707% 6/15/45	8,888,000	9,094,808
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (a)	11,968,000	12,664,363
Class CFX, 4.9498% 7/5/33 (a)	4,047,000	4,256,222
Class DFX, 5.3503% 7/5/33 (a)	6,993,000	7,346,868
Class EFX, 5.5422% 7/5/33 (a)	8,515,000	8,780,483
Class XAFX, 1.2948% 7/5/33 (a)(b)(k)	1,280,000	23,489
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	39,988,000	40,025,637
Class B, 1 month U.S. LIBOR + 0.880% 0.976% 3/15/38 (a)(b)(c)	9,649,000	9,658,086
Class C, 1 month U.S. LIBOR + 1.100% 1.196% 3/15/38 (a)(b)(c)	6,071,000	6,076,715
Class D, 1 month U.S. LIBOR + 1.400% 1.496% 3/15/38 (a)(b)(c)	8,445,000	8,450,285
Class E, 1 month U.S. LIBOR + 1.750% 1.846% 3/15/38 (a)(b)(c)	7,378,000	7,381,223
Merit floater Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.246% 8/15/37 (a)(b)(c)	9,448,256	9,471,805
Morgan Stanley BAML Trust Series 2015-C25 Class XA, 1.1987% 10/15/48 (b)(k)	1,610,622	54,655
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 0.946% 8/15/33 (a)(b)(c)	361,287	361,287
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (a)(b)(c)	34,300,000	34,440,308
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	49,092,000	51,523,404
Series 2018-H4 Class A4, 4.31% 12/15/51	11,199,000	13,113,970
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (a)(b)	7,093,000	7,300,338
Class C, 3.283% 11/10/36 (a)(b)	6,805,000	6,909,764
Series 2021-L6 Class XA, 1.3563% 6/15/54 (k)	43,779,137	3,843,554
Prima Capital Ltd.:
floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 1.8884% 12/15/37 (a)(b)(c)	11,673,000	11,672,986
floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 1.5384% 12/15/37 (a)(b)(c)	20,603,731	20,603,706
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.196% 3/15/36 (a)(b)(c)	16,761,358	16,720,031
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 1.1739% 12/15/50 (b)(k)	2,136,909	102,803
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8865% 4/10/46 (a)(b)(c)	195,932	195,468
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (a)	30,230,000	30,649,151
Series 2020-LAB:
Class B, 2.453% 10/10/42 (a)	1,800,000	1,843,121
Class X, 0.5162% 10/10/42 (a)(b)(k)	57,900,000	2,012,448
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (a)(b)(c)	25,318,000	25,412,915
sequential payer Series 2015-C26 Class A4, 3.166% 2/15/48	20,013,000	21,396,711
Series 2015-C31 Class XA, 1.1239% 11/15/48 (b)(k)	1,388,879	46,897
Series 2017-C42 Class XA, 1.0289% 12/15/50 (b)(k)	2,550,187	120,110
Series 2018-C46 Class XA, 1.1018% 8/15/51 (b)(k)	15,237,125	662,865
Series 2018-C48 Class A5, 4.302% 1/15/52	12,901,000	15,068,342
WF-RBS Commercial Mortgage Trust:
Series 2014-C24 Class XA, 0.9977% 11/15/47 (b)(k)	1,007,228	23,206
Series 2014-LC14 Class XA, 1.4285% 3/15/47 (b)(k)	1,025,536	25,384
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,467,650,938)		1,482,050,976

Municipal Securities - 0.8%
California Gen. Oblig.:
Series 2009, 7.35% 11/1/39	$4,580,000	$7,460,007
Series 2010, 7.625% 3/1/40	9,470,000	16,168,949
Chicago Gen. Oblig. (Taxable Proj.) Series 2010 C1, 7.781% 1/1/35	12,265,000	17,531,979
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	12,141,818	12,872,361
5.1% 6/1/33	105,490,000	125,305,073
Series 2010-1, 6.63% 2/1/35	22,660,000	28,623,008
Series 2010-3:
6.725% 4/1/35	33,175,000	42,115,002
7.35% 7/1/35	15,500,000	20,208,988
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	42,356,000	54,968,596
TOTAL MUNICIPAL SECURITIES
(Cost $276,274,046)		325,253,963

Foreign Government and Government Agency Obligations - 0.5%
Emirate of Abu Dhabi:
3.125% 4/16/30 (a)	$25,525,000	$28,103,025
3.875% 4/16/50 (a)	21,930,000	25,627,946
Kingdom of Saudi Arabia:
2.9% 10/22/25 (a)	17,470,000	18,684,165
3.25% 10/22/30 (a)	14,315,000	15,547,879
4.5% 4/22/60 (a)	9,380,000	11,389,665
State of Qatar:
3.4% 4/16/25 (a)	13,960,000	15,166,668
3.75% 4/16/30 (a)	39,960,000	45,549,405
4.4% 4/16/50 (a)	38,725,000	48,019,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $183,646,585)		208,087,753

Supranational Obligations - 0.1%
Corporacion Andina de Fomento 2.375% 5/12/23 (Cost $30,860,789)	30,900,000	31,804,639

Bank Notes - 0.2%
Discover Bank:
3.35% 2/6/23	$15,572,000	$16,182,965
4.682% 8/9/28 (b)	15,090,000	16,044,163
KeyBank NA 6.95% 2/1/28	3,200,000	4,104,490
Regions Bank 6.45% 6/26/37	42,478,000	60,941,743
TOTAL BANK NOTES
(Cost $74,328,625)		97,273,361

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Bank of Nova Scotia 4.65%(b)(o)	$6,962,000	$7,167,664
Barclays Bank PLC 7.625% 11/21/22	643,000	707,359
TOTAL PREFERRED SECURITIES
(Cost $7,781,223)		7,875,023
	Shares	Value

Money Market Funds - 7.0%
Fidelity Cash Central Fund 0.06% (p)	2,657,762,618	2,658,294,171
Fidelity Securities Lending Cash Central Fund 0.06% (p)(q)	168,102,740	168,119,550
TOTAL MONEY MARKET FUNDS
(Cost $2,826,407,507)		2,826,413,721
TOTAL INVESTMENT IN SECURITIES - 111.6%
(Cost $43,555,776,142)		45,180,153,493
NET OTHER ASSETS (LIABILITIES) - (11.6)%		(4,703,089,915)
NET ASSETS - 100%		$40,477,063,578

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 9/1/51	$(13,700,000)	$(13,989,344)
2% 9/1/51	(61,650,000)	(62,952,048)
2% 9/1/51	(60,950,000)	(62,237,264)
2% 9/1/51	(300,000)	(306,336)
2% 9/1/51	(13,400,000)	(13,683,008)
2.5% 9/1/51	(36,200,000)	(37,538,328)
3% 9/1/51	(2,650,000)	(2,770,285)
3% 9/1/51	(31,800,000)	(33,243,421)
3% 9/1/51	(6,850,000)	(7,160,926)
3% 9/1/51	(18,300,000)	(19,130,648)
3% 9/1/51	(64,850,000)	(67,793,580)
3% 9/1/51	(35,400,000)	(37,006,827)
3% 9/1/51	(53,150,000)	(55,562,510)
3% 9/1/51	(31,850,000)	(33,295,691)
3% 9/1/51	(31,400,000)	(32,825,265)

TOTAL GINNIE MAE		(479,495,481)

Uniform Mortgage Backed Securities
1.5% 9/1/51	(1,800,000)	(1,769,317)
1.5% 9/1/51	(1,050,000)	(1,032,101)
1.5% 9/1/51	(200,000)	(196,591)
1.5% 9/1/51	(22,550,000)	(22,165,606)
1.5% 9/1/51	(24,250,000)	(23,836,627)
1.5% 9/1/51	(29,300,000)	(28,800,543)
1.5% 9/1/51	(37,600,000)	(36,959,059)
1.5% 9/1/51	(19,750,000)	(19,413,336)
1.5% 9/1/51	(6,500,000)	(6,389,199)
1.5% 9/1/51	(63,650,000)	(62,565,003)
1.5% 9/1/51	(1,800,000)	(1,769,317)
1.5% 9/1/51	(29,300,000)	(28,800,543)
1.5% 9/1/51	(29,300,000)	(28,800,543)
2% 9/1/51	(39,100,000)	(39,656,878)
2% 9/1/51	(39,100,000)	(39,656,878)
2% 9/1/51	(77,750,000)	(78,857,347)
2% 9/1/51	(8,200,000)	(8,316,788)
2% 9/1/51	(28,600,000)	(29,007,333)
2% 9/1/51	(16,950,000)	(17,191,409)
2% 9/1/51	(28,000,000)	(28,398,787)
2% 9/1/51	(24,550,000)	(24,899,651)
2% 9/1/51	(24,550,000)	(24,899,651)
2% 9/1/51	(75,800,000)	(76,879,574)
2% 9/1/51	(75,300,000)	(76,372,453)
2% 9/1/51	(75,800,000)	(76,879,574)
2% 9/1/51	(75,750,000)	(76,828,862)
2% 9/1/51	(75,750,000)	(76,828,862)
2% 9/1/51	(75,250,000)	(76,321,741)
2% 9/1/51	(70,600,000)	(71,605,513)
2% 9/1/51	(11,300,000)	(11,460,939)
2% 9/1/51	(13,500,000)	(13,692,272)
2.5% 9/1/51	(44,850,000)	(46,587,946)
2.5% 9/1/51	(82,550,000)	(85,748,829)
2.5% 9/1/51	(42,850,000)	(44,510,446)
2.5% 9/1/51	(26,000,000)	(27,007,505)
2.5% 9/1/51	(10,100,000)	(10,491,377)
2.5% 9/1/51	(7,550,000)	(7,842,564)
2.5% 9/1/51	(71,400,000)	(74,166,764)
2.5% 9/1/51	(31,500,000)	(32,720,631)
2.5% 9/1/51	(24,900,000)	(25,864,880)
3% 9/1/51	(28,600,000)	(29,916,046)
3% 9/1/51	(49,150,000)	(51,411,667)
3% 9/1/51	(25,250,000)	(26,411,894)
3% 9/1/51	(9,250,000)	(9,675,644)
3% 9/1/51	(66,750,000)	(69,821,541)
3% 9/1/51	(11,650,000)	(12,186,082)
3% 9/1/51	(31,400,000)	(32,844,890)
3% 9/1/51	(21,400,000)	(22,384,734)
3% 9/1/51	(13,400,000)	(14,016,609)
3% 9/1/51	(15,350,000)	(16,056,339)
3% 9/1/51	(16,500,000)	(17,259,257)
3% 9/1/51	(8,500,000)	(8,891,133)
3% 9/1/51	(24,850,000)	(25,993,488)
3% 9/1/51	(33,350,000)	(34,884,620)
3% 9/1/51	(53,150,000)	(55,595,729)
3% 9/1/51	(31,850,000)	(33,315,597)
3% 9/1/51	(31,400,000)	(32,844,890)
3% 10/1/51	(19,950,000)	(20,857,103)
3% 10/1/51	(13,400,000)	(14,009,282)
3% 10/1/51	(19,950,000)	(20,857,103)
3% 10/1/51	(13,400,000)	(14,009,282)
3.5% 9/1/51	(84,625,000)	(89,517,383)
3.5% 9/1/51	(550,000)	(581,797)
3.5% 9/1/51	(16,175,000)	(17,110,117)
3.5% 9/1/51	(23,850,000)	(25,228,828)
3.5% 9/1/51	(1,425,000)	(1,507,383)
3.5% 9/1/51	(23,850,000)	(25,228,828)
3.5% 10/1/51	(23,850,000)	(25,242,802)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(2,212,853,307)

TOTAL TBA SALE COMMITMENTS
(Proceeds $2,690,302,094)		$(2,692,348,788)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	455	Dec. 2021	$56,292,031	$35,240	$35,240
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2,496	Dec. 2021	333,099,000	488,380	488,380
CBOT 2-Year U.S. Treasury Note Contracts (United States)	3,875	Dec. 2021	853,771,484	(550,237)	(550,237)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	170	Dec. 2021	27,704,688	41,951	41,951
TOTAL SOLD					(19,906)
TOTAL FUTURES CONTRACTS					$15,334

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

The notional amount of futures sold as a percentage of Net Assets is 3.0%

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$43,250,000	$(233,368)	$(587,066)	$(820,434)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	3,200,000	(17,267)	1,202	(16,065)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	117,200,000	(632,388)	(1,573)	(633,961)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	2,090,000	(11,277)	8,083	(3,194)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	13,370,000	(72,142)	(101,542)	(173,684)
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	4,910,000	(9,615)	28,751	19,136
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	7,410,000	(14,511)	20,159	5,648
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	25,230,000	(49,408)	(31,752)	(81,160)
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	11,820,000	(23,147)	62,229	39,082
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	4,410,000	(8,636)	24,224	15,588

TOTAL CREDIT DEFAULT SWAPS						$(1,071,759)	$(577,285)	$(1,649,044)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2023	$163,824,000	$152,667	$0	$152,667
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2026	4,836,000	8,327	0	8,327
0.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2028	45,594,000	811,479	0	811,479
3-month LIBOR(3)	Quarterly	1%	Semi - annual	LCH	Sep. 2031	378,000	2,084	0	2,084
1.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2051	2,536,000	186,841	0	186,841

TOTAL INTEREST RATE SWAPS							$1,161,398	$0	$1,161,398

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,746,577,033 or 14.2% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,897,472.

 (f) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,261,393.

 (g) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $3,423,230.

 (h) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $230,328.

 (i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (j) Level 3 security

 (k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (l) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (m) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (n) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (o) Security is perpetual in nature with no stated maturity date.

 (p) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (q) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,627,997,340	$22,542,334,782	$21,512,098,032	$1,390,129	$60,081	$--	$2,658,294,171	4.1%
Fidelity Securities Lending Cash Central Fund 0.06%	1,129,183,800	13,878,274,645	14,839,338,895	897,280	--	--	168,119,550	0.5%
Total	$2,757,181,140	$36,420,609,427	$36,351,436,927	$2,287,409	$60,081	$--	$2,826,413,721

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$13,608,565,144	$--	$13,608,565,144	$--
U.S. Government and Government Agency Obligations	14,925,586,460	--	14,925,586,460	--
U.S. Government Agency - Mortgage Securities	8,715,271,193	--	8,715,271,193	--
Asset-Backed Securities	2,365,429,954	--	2,365,429,954	--
Collateralized Mortgage Obligations	586,541,306	--	586,541,275	31
Commercial Mortgage Securities	1,482,050,976	--	1,482,050,976	--
Municipal Securities	325,253,963	--	325,253,963	--
Foreign Government and Government Agency Obligations	208,087,753	--	208,087,753	--
Supranational Obligations	31,804,639	--	31,804,639	--
Bank Notes	97,273,361	--	97,273,361	--
Preferred Securities	7,875,023	--	7,875,023	--
Money Market Funds	2,826,413,721	2,826,413,721	--	--
Total Investments in Securities:	$45,180,153,493	$2,826,413,721	$42,353,739,741	$31
Derivative Instruments:
Assets
Futures Contracts	$565,571	$565,571	$--	$--
Swaps	1,161,398	--	1,161,398	--
Total Assets	$1,726,969	$565,571	$1,161,398	$--
Liabilities
Futures Contracts	$(550,237)	$(550,237)	$--	$--
Swaps	(1,071,759)	--	(1,071,759)	--
Total Liabilities	$(1,621,996)	$(550,237)	$(1,071,759)	$--
Total Derivative Instruments:	$104,973	$15,334	$89,639	$--
Other Financial Instruments:
TBA Sale Commitments	$(2,692,348,788)	$--	$(2,692,348,788)	$--
Total Other Financial Instruments:	$(2,692,348,788)	$--	$(2,692,348,788)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$--	$(1,071,759)
Total Credit Risk	--	(1,071,759)
Interest Rate Risk
Futures Contracts(b)	565,571	(550,237)
Swaps(c)	1,161,398	--
Total Interest Rate Risk	1,726,969	(550,237)
Total Value of Derivatives	$1,726,969	$(1,621,996)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.0%
Cayman Islands	4.3%
United Kingdom	1.7%
Mexico	1.3%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $164,296,079) — See accompanying schedule: Unaffiliated issuers (cost $40,729,368,635)	$42,353,739,772
Fidelity Central Funds (cost $2,826,407,507)	2,826,413,721
Total Investment in Securities (cost $43,555,776,142)		$45,180,153,493
Receivable for investments sold		682,646
Receivable for TBA sale commitments		2,690,302,094
Receivable for fund shares sold		274,545,938
Interest receivable		194,056,249
Distributions receivable from Fidelity Central Funds		155,717
Receivable for daily variation margin on futures contracts		330,585
Receivable for daily variation margin on centrally cleared OTC swaps		186,543
Total assets		48,340,413,265
Liabilities
Payable to custodian bank	$438
Payable for investments purchased
Regular delivery	152,540,969
Delayed delivery	4,804,968,313
TBA sale commitments, at value	2,692,348,788
Payable for fund shares redeemed	42,680,142
Bi-lateral OTC swaps, at value	1,071,759
Other payables and accrued expenses	1,619,728
Collateral on securities loaned	168,119,550
Total liabilities		7,863,349,687
Net Assets		$40,477,063,578
Net Assets consist of:
Paid in capital		$38,911,420,649
Total accumulated earnings (loss)		1,565,642,929
Net Assets		$40,477,063,578
Net Asset Value, offering price and redemption price per share ($40,477,063,578 ÷ 3,429,048,914 shares)		$11.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$448,707
Interest		871,689,360
Income from Fidelity Central Funds (including $897,280 from security lending)		2,287,409
Total income		874,425,476
Expenses
Custodian fees and expenses	$516,055
Independent trustees' fees and expenses	107,180
Miscellaneous	18,280
Total expenses before reductions	641,515
Expense reductions	(2,864)
Total expenses after reductions		638,651
Net investment income (loss)		873,786,825
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(56,958,015)
Fidelity Central Funds	60,081
Futures contracts	26,780,594
Swaps	(8,195,443)
Written options	(89,387)
Total net realized gain (loss)		(38,402,170)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(19,378,010)
Futures contracts	(1,079,783)
Swaps	2,383,955
Written options	800,362
Delayed delivery commitments	(1,384,288)
Total change in net unrealized appreciation (depreciation)		(18,657,764)
Net gain (loss)		(57,059,934)
Net increase (decrease) in net assets resulting from operations		$816,726,891

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$873,786,825	$943,023,320
Net realized gain (loss)	(38,402,170)	1,358,922,639
Change in net unrealized appreciation (depreciation)	(18,657,764)	298,624,762
Net increase (decrease) in net assets resulting from operations	816,726,891	2,600,570,721
Distributions to shareholders	(2,158,645,123)	(952,811,929)
Share transactions
Proceeds from sales of shares	9,807,060,745	14,055,883,892
Reinvestment of distributions	2,158,643,400	949,432,330
Cost of shares redeemed	(6,092,225,922)	(9,747,907,408)
Net increase (decrease) in net assets resulting from share transactions	5,873,478,223	5,257,408,814
Total increase (decrease) in net assets	4,531,559,991	6,905,167,606
Net Assets
Beginning of period	35,945,503,587	29,040,335,981
End of period	$40,477,063,578	$35,945,503,587
Other Information
Shares
Sold	833,748,791	1,194,822,848
Issued in reinvestment of distributions	183,338,085	80,274,402
Redeemed	(516,220,794)	(832,638,354)
Net increase (decrease)	500,866,082	442,458,896

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Investment Grade Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.28	$11.68	$10.97	$11.37	$11.62
Income from Investment Operations
Net investment income (loss)A	.267	.333	.362	.338	.293
Net realized and unrealized gain (loss)	(.028)	.603	.727	(.390)	(.135)
Total from investment operations	.239	.936	1.089	(.052)	.158
Distributions from net investment income	(.251)	(.336)	(.379)	(.337)	(.292)
Distributions from net realized gain	(.468)	–	–	(.011)	(.116)
Total distributions	(.719)	(.336)	(.379)	(.348)	(.408)
Net asset value, end of period	$11.80	$12.28	$11.68	$10.97	$11.37
Total ReturnB	2.06%	8.16%	10.16%	(.45)%	1.45%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.32%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.32%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.32%
Net investment income (loss)	2.27%	2.82%	3.27%	3.05%	2.63%
Supplemental Data
Net assets, end of period (000 omitted)	$40,477,064	$35,945,504	$29,040,336	$26,378,204	$26,071,511
Portfolio turnover rateF	248%	259%G	175%	103%	183%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Series Investment Grade Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, options, market discount, capital loss carryforwards and losses deferred due to wash sales and futures transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,886,955,056
Gross unrealized depreciation	(226,027,723)
Net unrealized appreciation (depreciation)	$1,660,927,333
Tax Cost	$43,517,269,105

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$26,250,464
Capital loss carryforward	$(96,361,223)
Net unrealized appreciation (depreciation) on securities and other investments	$1,635,753,689

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(96,361,223)

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$1,480,400,640	$ 952,811,929
Long-term Capital Gains	678,244,483	–
Total	$2,158,645,123	$ 952,811,929

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options, and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(3,864,211)	$1,383,885
Total Credit Risk	(3,864,211)	1,383,885
Interest Rate Risk
Futures Contracts	26,780,594	(1,079,783)
Purchased Options	(31,448)	–
Swaps	(4,331,232)	1,000,070
Written Options	(89,387)	800,362
Total Interest Rate Risk	22,328,527	720,649
Totals	$18,464,316	$2,104,534

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. ^A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Investment Grade Bond Fund	36,767,278,969	37,150,306,870

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series Investment Grade Bond Fund	382,404,873	4,432,072,481

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Investment Grade Bond Fund	$18,280

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Investment Grade Bond Fund	$105,305	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,864.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Investment Grade Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Investment Grade Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Series Investment Grade Bond Fund	- %-C
Actual		$1,000.00	$1,019.80	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 17.68% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $919,007,126 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

LIG-ANN-1021
1.873109.112

Fidelity® Series Short-Term Credit Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Short-Term Credit Fund	0.95%	2.45%	2.21%

 A From March 27, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Short-Term Credit Fund on March 27, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Credit 1-3 Years Bond Index performed over the same period.

Period Ending Values
$11,511	Fidelity® Series Short-Term Credit Fund
$11,558	Bloomberg U.S. Credit 1-3 Years Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  For the fiscal year ending August 31, 2021, the fund gained 0.95%, roughly in line, net of fees, with the 0.94% advance of its benchmark, the Bloomberg U.S. 1-3 Year Credit Bond Index. Sector allocation aided the fund’s performance versus the benchmark, including our decisions to underweight the bonds of U.S. government agencies and avoid the bonds of non-U.S. government entities. A non-benchmark stake in commercial mortgage-backed securities (CMBS) added notable value, while non-benchmark positioning among mortgage-backed securities (MBS) contributed to a smaller degree. Overall, security selection helped meaningfully, especially choices in the banking and energy industries. Picks in several consumer-related segments contributed as well. Conversely, our positioning along the yield curve detracted from the fund's relative result. Non-benchmark stakes in U.S. Treasury securities and asset-backed securities also hurt on a relative basis. The past 12 months, we reduced the fund's corporate bond holdings and added exposure to U.S. Treasuries and asset-backed securities (ABS).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	22.0%
AAA	19.1%
AA	3.5%
A	24.9%
BBB	25.5%
BB and Below	1.4%
Not Rated	2.8%
Short-Term Investments and Net Other Assets	0.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	53.8%
U.S. Government and U.S. Government Agency Obligations	22.0%
Asset-Backed Securities	15.6%
CMOs and Other Mortgage Related Securities	7.1%
Municipal Bonds	0.4%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 15.7%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 53.8%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.2%
AT&T, Inc. 0.9% 3/25/24	$6,000,000	$6,011,215
NTT Finance Corp.:
0.373% 3/3/23 (a)	6,080,000	6,080,543
0.583% 3/1/24 (a)	2,527,000	2,524,256
1.162% 4/3/26 (a)	5,299,000	5,296,144
Verizon Communications, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.500% 0.55% 3/22/24 (b)(c)	3,796,000	3,821,851
0.75% 3/22/24	2,835,000	2,845,765
		26,579,774
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.464% 7/23/22	8,870,000	9,126,422
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.7349% 3/22/22 (b)(c)	5,453,000	5,468,688
T-Mobile U.S.A., Inc. 3.5% 4/15/25	4,500,000	4,857,075
		10,325,763

TOTAL COMMUNICATION SERVICES		46,031,959

CONSUMER DISCRETIONARY - 3.8%
Automobiles - 3.4%
American Honda Finance Corp. 3 month U.S. LIBOR + 0.150% 0.2808% 2/22/23 (b)(c)	5,117,000	5,122,971
BMW U.S. Capital LLC 3.45% 4/12/23 (a)	10,323,000	10,805,226
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.900% 1.0248% 2/15/22 (a)(b)(c)	6,549,000	6,575,091
0.75% 3/1/24 (a)	6,205,000	6,221,718
2.85% 1/6/22 (a)	5,000,000	5,044,804
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.25% 11/17/23 (b)(c)	10,000,000	10,159,300
1.05% 3/8/24	1,414,000	1,422,890
1.25% 1/8/26	4,954,000	4,921,471
4.15% 6/19/23	5,000,000	5,288,767
4.2% 11/6/21	16,052,000	16,164,229
Volkswagen Group of America Finance LLC:
0.875% 11/22/23 (a)	6,000,000	6,033,700
2.9% 5/13/22 (a)	2,242,000	2,280,595
		80,040,762
Leisure Products - 0.1%
Hasbro, Inc. 2.6% 11/19/22	1,998,000	2,048,837
Textiles, Apparel & Luxury Goods - 0.3%
VF Corp. 2.05% 4/23/22	6,737,000	6,812,423

TOTAL CONSUMER DISCRETIONARY		88,902,022

CONSUMER STAPLES - 2.6%
Beverages - 0.3%
Dr. Pepper Snapple Group, Inc. 0.75% 3/15/24	7,000,000	7,008,356
Food & Staples Retailing - 0.1%
7-Eleven, Inc.:
0.625% 2/10/23 (a)	1,124,000	1,122,806
0.8% 2/10/24 (a)	1,376,000	1,375,723
		2,498,529
Food Products - 0.7%
Conagra Brands, Inc. 0.5% 8/11/23	4,070,000	4,068,068
McCormick & Co., Inc. 0.9% 2/15/26	5,000,000	4,942,772
Mondelez International, Inc. 0.625% 7/1/22	5,900,000	5,916,778
		14,927,618
Tobacco - 1.5%
BAT Capital Corp.:
2.764% 8/15/22	5,000,000	5,105,458
3.222% 8/15/24	350,000	371,404
BAT International Finance PLC 1.668% 3/25/26	5,000,000	5,028,946
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (a)	5,257,000	5,542,933
3.75% 7/21/22 (a)	10,036,000	10,249,312
Philip Morris International, Inc.:
1.125% 5/1/23	3,910,000	3,958,355
2.875% 5/1/24	4,664,000	4,934,324
		35,190,732

TOTAL CONSUMER STAPLES		59,625,235

ENERGY - 5.1%
Oil, Gas & Consumable Fuels - 5.1%
Canadian Natural Resources Ltd. 2.05% 7/15/25	2,781,000	2,861,203
Cenovus Energy, Inc. 3% 8/15/22	4,666,000	4,751,794
Chevron Corp. 1.141% 5/11/23	4,099,000	4,159,969
Chevron U.S.A., Inc. 0.333% 8/12/22	6,000,000	6,011,417
Enbridge, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.45% 2/17/23 (b)(c)	2,378,000	2,383,255
Energy Transfer LP:
3.6% 2/1/23	8,291,000	8,574,159
4.2% 9/15/23	1,668,000	1,775,699
Equinor ASA 1.75% 1/22/26	909,000	935,755
Kinder Morgan Energy Partners LP 3.5% 9/1/23	2,729,000	2,865,919
Kinder Morgan, Inc. 3.15% 1/15/23	4,100,000	4,243,742
Marathon Petroleum Corp. 4.5% 5/1/23	4,620,000	4,895,037
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (b)(c)	1,006,000	1,005,975
1.75% 3/1/26	5,000,000	5,063,293
3.375% 3/15/23	3,922,000	4,082,955
4.5% 7/15/23	990,000	1,051,581
Occidental Petroleum Corp. 2.9% 8/15/24	2,098,000	2,150,450
Phillips 66 Co.:
0.9% 2/15/24	6,000,000	6,003,406
3.7% 4/6/23	3,533,000	3,710,314
3.85% 4/9/25	5,000,000	5,466,461
Pioneer Natural Resources Co. 0.55% 5/15/23	4,724,000	4,719,766
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	9,958,000	10,113,280
Shell International Finance BV 3.5% 11/13/23	1,197,000	1,276,891
Suncor Energy, Inc. 3.6% 12/1/24	6,627,000	7,143,995
The Williams Companies, Inc. 3.6% 3/15/22	11,729,000	11,866,722
Valero Energy Corp.:
1.2% 3/15/24	7,000,000	7,054,265
2.7% 4/15/23	652,000	673,341
Western Gas Partners LP 3 month U.S. LIBOR + 2.100% 2.2286% 1/13/23 (b)(c)	1,756,000	1,751,610
		116,592,254
FINANCIALS - 27.3%
Banks - 14.8%
Bank of America Corp.:
0.81% 10/24/24 (b)	5,500,000	5,522,683
0.976% 4/22/25 (b)	10,000,000	10,056,458
3.004% 12/20/23 (b)	10,254,000	10,587,255
3.124% 1/20/23 (b)	10,513,000	10,624,304
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.440% 0.495% 4/15/24 (b)(c)	6,150,000	6,174,865
0.55% 9/15/23	7,000,000	7,020,669
Barclays PLC:
1.007% 12/10/24 (b)	3,245,000	3,259,503
3.932% 5/7/25 (b)	10,000,000	10,776,923
4.338% 5/16/24 (b)	10,000,000	10,618,272
BBVA U.S.A. 2.5% 8/27/24	5,600,000	5,895,288
BNP Paribas SA 3.5% 3/1/23 (a)	8,000,000	8,360,047
Canadian Imperial Bank of Commerce:
0.45% 6/22/23	2,500,000	2,499,706
0.95% 6/23/23	7,000,000	7,065,623
Capital One Bank NA 2.014% 1/27/23 (b)	5,000,000	5,033,362
Citigroup, Inc.:
0.981% 5/1/25 (b)	13,193,000	13,252,512
3.142% 1/24/23 (b)	16,242,000	16,419,768
4.4% 6/10/25	326,000	362,667
Danske Bank A/S 3.875% 9/12/23 (a)	3,793,000	4,023,952
HSBC Holdings PLC:
0.976% 5/24/25 (b)	6,000,000	6,003,029
1.645% 4/18/26 (b)	4,469,000	4,524,891
3.262% 3/13/23 (b)	3,274,000	3,325,033
Intesa Sanpaolo SpA 3.375% 1/12/23 (a)	5,000,000	5,186,329
JPMorgan Chase & Co.:
0.697% 3/16/24 (b)	5,000,000	5,016,750
0.824% 6/1/25 (b)	9,763,000	9,779,788
1.514% 6/1/24 (b)	4,680,000	4,762,954
2.083% 4/22/26 (b)	5,000,000	5,163,560
3.207% 4/1/23 (b)	6,026,000	6,125,685
3.22% 3/1/25 (b)	5,000,000	5,304,050
Lloyds Banking Group PLC:
0.695% 5/11/24 (b)	4,010,000	4,024,625
1.326% 6/15/23 (b)	1,323,000	1,332,329
2.907% 11/7/23 (b)	9,000,000	9,247,428
Mitsubishi UFJ Financial Group, Inc.:
0.848% 9/15/24 (b)	6,000,000	6,031,260
0.953% 7/19/25 (b)	5,000,000	5,018,307
2.193% 2/25/25	11,000,000	11,441,447
Mizuho Financial Group, Inc. 0.849% 9/8/24 (b)	2,945,000	2,958,659
National Bank of Canada 0.55% 11/15/24 (b)	2,428,000	2,424,698
NatWest Markets PLC 0.8% 8/12/24 (a)	3,125,000	3,123,415
PNC Bank NA:
1.743% 2/24/23 (b)	4,113,000	4,141,555
2.028% 12/9/22 (b)	5,000,000	5,023,577
Royal Bank of Canada 2.55% 7/16/24	6,460,000	6,811,127
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (b)	3,422,000	3,516,876
3.875% 9/12/23	15,847,000	16,865,945
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	5,000,000	5,183,601
3.5% 6/7/24	4,731,000	5,047,042
Societe Generale:
2.625% 10/16/24 (a)	908,000	947,249
3.875% 3/28/24 (a)	3,557,000	3,816,384
Sumitomo Mitsui Financial Group, Inc.:
0.508% 1/12/24	586,000	585,433
1.474% 7/8/25	5,000,000	5,072,377
Synovus Bank 2.289% 2/10/23 (b)	1,383,000	1,391,146
Synovus Financial Corp. 3.125% 11/1/22	5,000,000	5,120,145
The Toronto-Dominion Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.480% 0.53% 1/27/23 (b)(c)	5,000,000	5,028,395
0.25% 1/6/23	6,000,000	6,001,358
0.75% 6/12/23	5,000,000	5,037,156
Wells Fargo & Co.:
1.654% 6/2/24 (b)	5,000,000	5,105,390
2.164% 2/11/26 (b)	5,000,000	5,190,025
3.75% 1/24/24	5,000,000	5,357,608
Wells Fargo Bank NA 2.082% 9/9/22 (b)	5,500,000	5,502,029
Zions Bancorp NA 3.35% 3/4/22	1,971,000	1,996,246
		341,088,758
Capital Markets - 6.1%
Credit Suisse AG:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 2/4/22 (b)(c)	2,500,000	2,503,750
0.495% 2/2/24	5,000,000	4,995,342
0.52% 8/9/23	5,000,000	5,010,611
1% 5/5/23	4,000,000	4,040,996
Deutsche Bank AG New York Branch:
0.898% 5/28/24	1,760,000	1,760,696
1.447% 4/1/25 (b)	4,153,000	4,182,334
2.222% 9/18/24 (b)	9,466,000	9,713,722
3.3% 11/16/22	6,460,000	6,673,182
4.25% 10/14/21	3,000,000	3,013,334
Goldman Sachs Group, Inc.:
0.523% 3/8/23	4,850,000	4,852,177
0.627% 11/17/23 (b)	5,000,000	5,007,068
0.657% 9/10/24 (b)	5,000,000	4,996,497
2.876% 10/31/22 (b)	14,052,000	14,108,448
2.905% 7/24/23 (b)	15,513,000	15,854,441
Intercontinental Exchange, Inc. 0.7% 6/15/23	4,623,000	4,643,699
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.75% 1/20/23 (b)(c)	5,000,000	5,011,600
0.529% 1/25/24 (b)	5,359,000	5,361,561
0.56% 11/10/23 (b)	6,000,000	6,009,980
0.731% 4/5/24 (b)	5,000,000	5,015,431
0.79% 5/30/25 (b)	11,000,000	10,975,943
3.737% 4/24/24 (b)	6,026,000	6,343,146
UBS AG London Branch 0.375% 6/1/23 (a)	5,687,000	5,683,049
UBS Group AG 1.008% 7/30/24 (a)(b)	5,345,000	5,379,212
		141,136,219
Consumer Finance - 2.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	4,184,000	4,139,714
3.5% 5/26/22	5,000,000	5,095,570
4.125% 7/3/23	2,112,000	2,230,258
4.875% 1/16/24	1,464,000	1,588,956
Ally Financial, Inc.:
1.45% 10/2/23	789,000	800,843
3.05% 6/5/23	3,662,000	3,807,797
5.125% 9/30/24	4,280,000	4,802,883
Ford Motor Credit Co. LLC:
3.087% 1/9/23	5,000,000	5,093,750
4.14% 2/15/23	3,116,000	3,221,165
Synchrony Financial:
2.85% 7/25/22	5,641,000	5,758,634
4.25% 8/15/24	5,352,000	5,808,752
4.375% 3/19/24	5,198,000	5,626,277
Toyota Motor Credit Corp.:
0.5% 8/14/23	2,836,000	2,846,266
2.9% 3/30/23	1,727,000	1,796,792
		52,617,657
Diversified Financial Services - 0.7%
AIG Global Funding:
0.8% 7/7/23 (a)	1,634,000	1,648,309
2.3% 7/1/22 (a)	1,765,000	1,794,037
Athene Global Funding:
0.95% 1/8/24 (a)	5,259,000	5,290,480
1% 4/16/24 (a)	5,000,000	5,032,796
BP Capital Markets America, Inc. 2.937% 4/6/23	1,354,000	1,409,580
Equitable Holdings, Inc. 3.9% 4/20/23	340,000	357,993
		15,533,195
Insurance - 3.4%
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 0.6545% 9/20/21 (a)(b)(c)	6,026,000	6,025,879
American International Group, Inc. 2.5% 6/30/25	5,000,000	5,257,687
Aon Corp. 2.2% 11/15/22	6,291,000	6,429,276
Equitable Financial Life Global Funding 0.5% 11/17/23 (a)	6,000,000	6,003,055
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (a)	2,318,000	2,296,429
Guardian Life Global Funding 1.1% 6/23/25 (a)	4,747,000	4,783,113
MassMutual Global Funding II 0.85% 6/9/23 (a)	6,000,000	6,058,905
Metropolitan Life Global Funding I:
0.9% 6/8/23 (a)	3,627,000	3,663,006
1.95% 1/13/23 (a)	5,000,000	5,109,164
Metropolitan Tower Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.550% 0.6% 1/17/23 (a)(b)(c)	5,000,000	5,027,175
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.399% 1/10/23 (a)(b)(c)	7,757,000	7,777,284
1.1% 5/5/23 (a)	2,345,000	2,373,661
Northwestern Mutual Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.38% 3/25/24 (a)(b)(c)	6,000,000	6,017,142
Pacific Life Global Funding II 1.2% 6/24/25 (a)	3,430,000	3,458,943
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 4/12/24 (a)(b)(c)	2,637,000	2,642,551
Protective Life Global Funding 0.502% 4/12/23 (a)	6,000,000	6,008,167
		78,931,437

TOTAL FINANCIALS		629,307,266

HEALTH CARE - 2.7%
Biotechnology - 1.2%
AbbVie, Inc.:
2.15% 11/19/21	11,000,000	11,045,377
2.3% 11/21/22	5,500,000	5,625,074
3.45% 3/15/22	11,629,000	11,764,674
		28,435,125
Health Care Providers & Services - 0.9%
Anthem, Inc.:
0.45% 3/15/23	6,079,000	6,085,682
3.125% 5/15/22	5,646,000	5,758,192
Cigna Corp. 0.613% 3/15/24	1,433,000	1,433,288
CVS Health Corp. 3.7% 3/9/23	680,000	711,716
Humana, Inc. 0.65% 8/3/23	6,000,000	6,004,309
		19,993,187
Pharmaceuticals - 0.6%
AstraZeneca Finance LLC 0.7% 5/28/24	4,551,000	4,556,868
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	4,500,000	5,009,930
Mylan NV 3.125% 1/15/23 (a)	4,160,000	4,301,055
Viatris, Inc. 1.125% 6/22/22 (a)	1,140,000	1,146,223
		15,014,076

TOTAL HEALTH CARE		63,442,388

INDUSTRIALS - 3.0%
Aerospace & Defense - 0.6%
The Boeing Co.:
1.167% 2/4/23	4,219,000	4,222,057
1.95% 2/1/24	5,000,000	5,126,719
4.875% 5/1/25	3,000,000	3,353,555
		12,702,331
Airlines - 0.2%
Delta Air Lines, Inc. 2.9% 10/28/24	4,794,000	4,885,811
Commercial Services & Supplies - 0.3%
Republic Services, Inc. 0.875% 11/15/25	6,080,000	6,023,480
Industrial Conglomerates - 0.4%
Roper Technologies, Inc. 0.45% 8/15/22	619,000	620,064
Siemens Financieringsmaatschappij NV:
0.4% 3/11/23 (a)	5,940,000	5,960,161
0.65% 3/11/24 (a)	3,769,000	3,790,668
		10,370,893
Machinery - 0.7%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.3228% 11/12/21 (b)(c)	7,221,000	7,221,480
0.25% 3/1/23	6,000,000	5,997,438
Otis Worldwide Corp. 3 month U.S. LIBOR + 0.450% 0.5948% 4/5/23 (b)(c)	3,329,000	3,330,175
		16,549,093
Trading Companies & Distributors - 0.8%
Air Lease Corp.:
0.7% 2/15/24	2,107,000	2,097,573
0.8% 8/18/24	2,623,000	2,613,896
2.625% 7/1/22	1,180,000	1,199,325
3.5% 1/15/22	6,047,000	6,115,625
International Lease Finance Corp. 5.875% 8/15/22	5,731,000	6,024,158
		18,050,577
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (a)	685,000	697,048

TOTAL INDUSTRIALS		69,279,233

INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment & Components - 0.6%
Dell International LLC/EMC Corp. 5.45% 6/15/23	11,809,000	12,726,833
IT Services - 0.4%
PayPal Holdings, Inc. 1.35% 6/1/23	2,183,000	2,220,509
The Western Union Co.:
2.85% 1/10/25	1,063,000	1,120,187
4.25% 6/9/23	6,026,000	6,385,468
		9,726,164
Semiconductors & Semiconductor Equipment - 0.3%
Microchip Technology, Inc. 0.983% 9/1/24 (a)	3,079,000	3,076,556
Micron Technology, Inc. 2.497% 4/24/23	2,761,000	2,846,701
		5,923,257
Software - 0.4%
VMware, Inc.:
0.6% 8/15/23	5,987,000	5,993,601
1% 8/15/24	3,937,000	3,953,554
		9,947,155
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 0.75% 5/11/23	4,678,000	4,718,231

TOTAL INFORMATION TECHNOLOGY		43,041,640

MATERIALS - 0.6%
Chemicals - 0.6%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	3,323,000	3,475,779
International Flavors & Fragrances, Inc. 0.697% 9/15/22 (a)	881,000	883,365
The Mosaic Co. 3.25% 11/15/22	6,937,000	7,151,228
Westlake Chemical Corp. 0.875% 8/15/24	1,808,000	1,809,248
		13,319,620
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp. 1.3% 9/15/25	1,905,000	1,913,858
Crown Castle International Corp. 1.35% 7/15/25	444,000	447,235
Welltower, Inc. 3.625% 3/15/24	2,497,000	2,666,471
		5,027,564
UTILITIES - 4.6%
Electric Utilities - 2.8%
Duke Energy Corp. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.299% 6/10/23 (b)(c)	4,511,000	4,515,705
Eversource Energy U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 8/15/23 (b)(c)	6,000,000	6,007,140
Exelon Corp. 3.497% 6/1/22 (b)	10,129,000	10,337,444
FirstEnergy Corp.:
1.6% 1/15/26	476,000	471,240
2.05% 3/1/25	2,724,000	2,764,860
Florida Power & Light Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 5/10/23 (b)(c)	5,308,000	5,309,221
2.85% 4/1/25	1,231,000	1,313,057
ITC Holdings Corp. 2.7% 11/15/22	3,596,000	3,686,995
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.4008% 2/22/23 (b)(c)	7,000,000	7,000,671
0.65% 3/1/23	5,000,000	5,019,309
2.403% 9/1/21	3,000,000	3,000,000
2.75% 5/1/25	4,137,000	4,390,388
2.9% 4/1/22	1,137,000	1,154,239
PPL Electric Utilities Corp. 3 month U.S. LIBOR + 0.250% 0.396% 9/28/23 (b)(c)	2,688,000	2,688,338
Southern California Edison Co. 3 month U.S. LIBOR + 0.270% 0.3985% 12/3/21 (b)(c)	4,068,000	4,068,750
Southern Co. 0.6% 2/26/24	2,247,000	2,246,031
Virginia Electric & Power Co. 2.75% 3/15/23	616,000	635,197
		64,608,585
Gas Utilities - 0.8%
Atmos Energy Corp. 3 month U.S. LIBOR + 0.380% 0.5031% 3/9/23 (b)(c)	3,890,000	3,886,831
CenterPoint Energy Resources Corp. 3 month U.S. LIBOR + 0.500% 0.6314% 3/2/23 (b)(c)	5,170,000	5,171,583
Dominion Gas Holdings LLC 2.5% 11/15/24	989,000	1,035,927
ONE Gas, Inc. 0.85% 3/11/23	6,230,000	6,230,526
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (b)(c)	1,365,000	1,365,211
		17,690,078
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP 0.833% 6/15/24 (a)	2,827,000	2,811,544
Multi-Utilities - 0.9%
CenterPoint Energy, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.650% 0.7% 5/13/24 (b)(c)	4,294,000	4,300,269
2.5% 9/1/22	1,027,000	1,047,466
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 0.6489% 9/15/23 (b)(c)	3,520,000	3,520,482
DTE Energy Co.:
0.55% 11/1/22	5,000,000	5,012,564
2.25% 11/1/22	5,000,000	5,107,781
NiSource, Inc. 0.95% 8/15/25	1,953,000	1,939,412
		20,927,974

TOTAL UTILITIES		106,038,181

TOTAL NONCONVERTIBLE BONDS
(Cost $1,223,762,264)		1,240,607,362

U.S. Treasury Obligations - 20.0%
U.S. Treasury Notes:
0.125% 8/15/23	$60,000,000	$59,913,281
0.25% 5/15/24	65,444,000	65,267,608
0.25% 6/15/24	25,000,000	24,921,875
0.25% 7/31/25	75,000,000	73,971,680
0.375% 4/30/25	122,204,100	121,397,369
2.375% 8/15/24	48,892,000	51,751,036
2.875% 11/30/25	57,000,000	62,288,086
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $458,117,628)		459,510,935

U.S. Government Agency - Mortgage Securities - 1.8%
Fannie Mae - 0.8%
3% 7/1/36	8,214,633	8,716,308
3.5% 9/1/29	299,217	320,048
4.5% 3/1/39 to 9/1/49	6,273,029	6,892,891
5.5% 11/1/34	1,390,763	1,588,004
7.5% 11/1/31	304	354

TOTAL FANNIE MAE		17,517,605

Freddie Mac - 1.0%
2% 1/1/32	10,118,334	10,500,525
2.5% 11/1/28	8,295,056	8,686,206
3% 2/1/34	4,369,223	4,603,710
4% 4/1/26	195,023	206,705
8.5% 5/1/26 to 7/1/28	23,200	26,242

TOTAL FREDDIE MAC		24,023,388

Ginnie Mae - 0.0%
7% to 7% 1/15/25 to 8/15/32	160,814	183,213
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $40,982,714)		41,724,206

Asset-Backed Securities - 15.6%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$183,678	$192,208
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	766,000	767,519
Aimco:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.060% 1.1706% 7/22/32 (a)(b)(c)	6,143,000	6,144,093
Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 1/15/32 (a)(b)(c)	6,469,000	6,469,550
Ajax Mortgage Loan Trust Series 2021-B Class A, 2.239% 6/25/66 (a)(b)	2,526,634	2,523,569
AmeriCredit Automobile Receivables Trust Series 2018-3 Class A3, 3.38% 7/18/23	398,236	399,771
Ares LII CLO Ltd. Series 2021-52A Class A1R, 3 month U.S. LIBOR + 1.050% 1.1883% 4/22/31 (a)(b)(c)	5,370,000	5,371,912
Bank of America Credit Card Master Trust:
Series 2020-A1 Class A1, 0.34% 5/15/26	7,227,000	7,215,038
Series 2021-A1 Class A1, 0.44% 9/15/26	6,557,000	6,557,555
BMW Vehicle Owner Trust Series 2020-A Class A2, 0.39% 2/27/23	1,237,044	1,237,488
Canadian Pacer Auto Receivables Trust Series 2018-2A Class A3, 3.27% 12/19/22 (a)	600,183	602,811
CarMax Auto Owner Trust:
Series 2018-2 Class A3, 2.98% 1/17/23	274,959	275,563
Series 2018-4 Class A3, 3.36% 9/15/23	1,363,128	1,379,282
Series 2019-1 Class A3, 3.05% 3/15/24	1,992,811	2,018,386
Series 2019-4 Class A2A, 2.01% 3/15/23	39,179	39,205
Series 2020-3 Class A2A, 0.49% 6/15/23	2,130,879	2,131,967
Series 2020-4 Class A3, 0.5% 8/15/25	3,750,000	3,761,850
Series 2021-1 Class A3, 0.34% 12/15/25	3,598,000	3,595,814
Carvana Auto Receivables Trust Series 2021-P2 Class A3, 0.49% 3/10/26	5,196,000	5,197,793
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	1,724,008	1,724,485
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/30 (a)(b)(c)	6,060,000	6,061,042
Chesapeake Funding II LLC:
Series 2018-3A Class A1, 3.39% 1/15/31 (a)	1,151,998	1,170,119
Series 2019-1A Class A1, 2.94% 4/15/31 (a)	1,717,367	1,741,657
Series 2020-1A Class A1, 0.87% 8/16/32 (a)	2,790,314	2,806,202
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	776,925	782,206
Consumer Loan Underlying Bond Credit Trust:
Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	2,122,339	2,137,461
Series 2020-P1 Class A, 2.26% 3/15/28 (a)	711,204	713,063
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 0.5844% 7/25/34 (b)(c)	120,856	118,833
Dell Equipment Finance Trust:
Series 2019-2 Class A3, 1.91% 10/22/24 (a)	1,833,588	1,845,584
Series 2020-2:
Class A2, 0.47% 10/24/22 (a)	1,767,384	1,769,338
Class A3, 0.57% 10/23/23 (a)	2,896,000	2,907,205
Series 2021-1 Class A3, 0.43% 5/22/26 (a)	2,373,000	2,377,944
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (a)	1,203,707	1,210,835
DLLAD LLC Series 2021-1A Class A2, 0.35% 9/20/24 (a)	4,325,000	4,325,911
Donlen Fleet Lease Funding Series 2021-2 Class A2, 0.56% 12/11/34 (a)	3,723,000	3,729,012
Drive Auto Receivables Trust Series 2021-2 Class A2, 0.36% 5/15/24	6,150,000	6,149,932
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 4/15/31 (a)(b)(c)	5,850,000	5,856,663
Enterprise Fleet Financing LLC:
Series 2019-1 Class A2, 2.98% 10/20/24 (a)	887,138	892,818
Series 2020-1 Class A2, 1.78% 12/22/25 (a)	3,964,417	4,012,977
Series 2020-2 Class A2, 0.61% 7/20/26 (a)	5,442,129	5,461,376
Series 2021-1 Class A2, 0.44% 12/21/26 (a)	2,159,000	2,161,872
Series 2021-2 Class A2, 0.48% 5/20/27 (a)	5,223,000	5,222,090
Exeter Automobile Receivables Trust:
Series 2021-2A Class A3, 0.3% 10/15/24	2,146,000	2,146,999
Series 2021-3A Class A2, 0.34% 1/16/24	3,238,000	3,237,965
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (a)(b)	1,349,664	1,349,642
Ford Credit Auto Lease Trust:
Series 2020-A Class A3, 1.85% 3/15/23	1,717,694	1,724,272
Series 2020-B Class A3, 0.62% 8/15/23	4,490,000	4,503,099
Ford Credit Auto Owner Trust Series 2020-B Class A, 0.5% 2/15/23	1,382,880	1,383,614
Ford Credit Floorplan Master Owner Trust Series 2020-1 Class A1, 0.7% 9/15/25	4,952,000	4,979,393
GM Financial Automobile Leasing Trust Series 2020-3 Class A3, 0.45% 8/21/23	3,056,000	3,062,324
GM Financial Consumer Automobile Receivables Trust:
Series 2020-3 Class A2, 0.35% 7/17/23	1,763,727	1,764,507
Series 2020-4 Class A3, 0.38% 8/18/25	4,404,000	4,409,516
GM Financial Securitized Term Automobile Receivables Trust Series 2019-1 Class A3, 2.97% 11/16/23	1,056,575	1,066,693
GMF Floorplan Owner Revolving Trust:
Series 2020-1 Class A, 0.68% 8/15/25 (a)	2,239,000	2,250,811
Series 2020-2 Class A, 0.69% 10/15/25 (a)	4,896,000	4,919,207
HPEFS Equipment Trust:
Series 2020-1A Class A2, 1.73% 2/20/30 (a)	1,001,756	1,003,845
Series 2020-2A Class A2, 0.65% 7/22/30 (a)	2,536,478	2,538,820
Series 2021-2A Class A2, 0.3% 9/20/28 (a)	4,170,000	4,171,452
Hyundai Auto Lease Securitization Trust:
Series 2020-A Class A3, 1.95% 7/17/23 (a)	2,496,286	2,510,189
Series 2021-A Class A3, 0.33% 1/16/24 (a)	4,015,000	4,019,253
Hyundai Auto Receivables Trust:
Series 2019-B Class A3, 1.94% 2/15/24	2,655,802	2,679,371
Series 2020-B Class A2, 0.38% 3/15/23	2,223,948	2,224,984
Series 2020-C Class A3, 0.38% 5/15/25	4,772,000	4,778,911
John Deere Owner Trust Series 2020-A Class A2, 1.01% 1/17/23	404,170	404,563
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	494,963	495,919
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	1,975,000	2,018,523
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/31 (a)(b)(c)	4,709,000	4,710,351
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1383% 1/22/31 (a)(b)(c)	4,781,000	4,781,057
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (a)	214,610	215,392
Series 2020-1A Class A, 2.24% 3/15/30 (a)	8,536	8,540
Series 2021-2A Class A, 0.51% 9/15/31 (a)	4,423,000	4,425,465
Mercedes-Benz Auto Lease Trust:
Series 2019-B Class A3, 2% 10/17/22	1,654,453	1,663,366
Series 2020-A Class A3, 1.84% 12/15/22	2,377,814	2,391,830
Series 2020-B Class A3, 0.4% 11/15/23	2,380,000	2,384,951
Mercedes-Benz Auto Receivables Trust Series 2020-1 Class A2, 0.46% 3/15/23	1,774,846	1,775,895
MMAF Equipment Finance LLC Series 2019-B:
Class A2, 2.07% 10/12/22 (a)	604,967	606,663
Class A3, 2.01% 12/12/24 (a)	3,817,000	3,897,086
Mortgage Repurchase Agreement Financing Trust:
Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0951% 8/10/23 (a)(b)(c)	4,446,000	4,491,936
Series 2021-1 Class A1, 1 month U.S. LIBOR + 0.500% 0.5951% 3/10/22 (a)(b)(c)	5,188,000	5,194,226
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	2,381,547	2,380,287
Niagara Park CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.000% 1.1339% 7/17/32 (a)(b)(c)	6,160,000	6,162,168
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 0.800% 0.9309% 5/20/29 (a)(b)(c)	5,917,174	5,919,523
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.3294% 1/25/36 (b)(c)	272,197	272,687
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	217,002	217,243
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (a)(b)	4,026,713	4,032,673
Santander Consumer Auto Receivables Trust Series 2021-AA Class A3, 0.33% 10/15/25 (a)	4,043,000	4,042,090
Santander Drive Auto Receivables Trust Series 2021-2 Class A3, 0.34% 2/18/25	4,536,000	4,542,813
Santander Retail Auto Lease Trust:
Series 2020-B Class A3, 0.57% 4/22/24 (a)	5,414,000	5,437,029
Series 2021-A Class A3, 0.51% 7/22/24 (a)	3,228,000	3,236,556
Securitized Term Auto Receivables Trust:
Series 2018-2A Class A3 3.325% 8/25/22 (a)	237,408	237,899
Series 2019-1A Class A3, 2.986% 2/27/23 (a)	794,935	800,913
SLM Student Loan Trust Series 2003-11 Class A6, 3 month U.S. LIBOR + 0.550% 0.6689% 12/15/25 (a)(b)(c)	2,915,248	2,914,976
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	554,046	556,514
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 1.1861% 7/15/32 (a)(b)(c)	4,659,000	4,660,621
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 1.0843% 11/18/30 (a)(b)(c)	6,386,000	6,386,402
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9444% 9/25/34 (b)(c)	144,982	135,473
Tesla Series 2020-A:
Class A2, 0.55% 5/22/23 (a)	1,259,468	1,260,958
Class A3, 0.68% 12/20/23 (a)	2,506,000	2,517,912
Tesla Auto Lease Trust:
Series 2019-A Class A2, 2.13% 4/20/22 (a)	1,433,085	1,437,640
Series 2021-A Class A3, 0.56% 3/20/25 (a)	4,639,000	4,648,494
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (a)	3,136,000	3,199,651
Toyota Auto Receivables Owner Trust:
Series 2018-B Class A3, 2.96% 9/15/22	51,802	51,908
Series 2020-C Class A3, 0.44% 10/15/24	6,000,000	6,014,354
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (a)	223,296	223,741
Series 2021-2 Class A, 0.91% 6/20/31 (a)	3,115,959	3,119,246
Series 2021-3 Class A, 0.83% 7/20/31 (a)	4,694,000	4,697,258
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (a)	1,640,236	1,644,981
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (a)	5,266,631	5,282,887
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (a)(b)	6,461,744	6,459,636
Verizon Master Trust Series 2021-1 Class A, 0.5% 5/20/27	4,543,000	4,550,923
Verizon Owner Trust:
Series 2018-A Class A1A, 3.23% 4/20/23	1,155,035	1,161,503
Series 2020-A Class A1A, 1.85% 7/22/24	5,529,000	5,611,833
Volkswagen Auto Lease Trust:
Series 2019-A Class A3, 1.99% 11/21/22	3,299,125	3,314,526
Series 2020-A Class A3, 0.39% 1/22/24	6,000,000	6,013,357
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	456,313	458,084
Volvo Financial Equipment LLC:
Series 2019-1A Class A3, 3% 3/15/23 (a)	944,999	951,462
Series 2019-2A Class A3, 2.04% 11/15/23 (a)	2,671,000	2,696,698
Voya CLO Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 0.950% 1.0839% 4/17/30 (a)(b)(c)	6,000,000	6,000,708
Wheels SPV LLC Series 2021-1A Class A, 1 month U.S. LIBOR + 0.280% 0.3684% 8/20/29 (a)(b)(c)	5,282,366	5,287,829
World Omni Auto Receivables Trust:
Series 2020-A Class A2A, 1.02% 6/15/23	655,657	656,261
Series 2020-C Class A2, 0.35% 12/15/23	2,750,134	2,751,750
World Omni Automobile Lease Securitization Trust:
Series 2019-B Class A3, 2.03% 11/15/22	2,916,511	2,932,177
Series 2020-B Class A3, 0.45% 2/15/24	3,134,000	3,142,086
TOTAL ASSET-BACKED SECURITIES
(Cost $358,312,520)		359,274,359

Collateralized Mortgage Obligations - 1.2%
Private Sponsor - 1.1%
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	1,403,578	1,404,511
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (a)	1,632,399	1,632,657
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 0.5793% 8/25/60 (a)(b)(c)	684,881	685,617
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)(b)	5,157,000	5,243,576
Mortgage Repurchase Agreement Financing Trust Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.4451% 4/23/23 (a)(b)(c)	5,299,000	5,315,199
Permanent Master Issuer PLC floater Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.6761% 7/15/58 (a)(b)(c)	738,750	739,038
Preston Ridge Partners Mortgage Trust Series 2021-2 Class A1, 2.115% 3/25/26 (a)	2,570,068	2,576,322
RMF Buyout Issuance Trust sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (a)	3,822,853	3,832,253
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (b)(c)	1,653	1,619
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (a)(b)(c)	3,130,600	3,132,197

TOTAL PRIVATE SPONSOR		24,562,989

U.S. Government Agency - 0.1%
Fannie Mae:
floater Series 2015-27 Class KF, 1 month U.S. LIBOR + 0.300% 0.3844% 5/25/45 (b)(c)	706,276	708,927
sequential payer Series 2001-40 Class Z, 6% 8/25/31	80,559	90,963
Series 2016-27:
Class HK, 3% 1/25/41	684,838	720,806
Class KG, 3% 1/25/40	324,736	341,830
Series 2016-42 Class FL, 1 month U.S. LIBOR + 0.350% 0.4344% 7/25/46 (b)(c)	838,171	843,698
Freddie Mac:
sequential payer:
Series 2015-4433 Class DE, 2% 8/15/32	70,006	70,343
Series 2015-4437 Class DE, 2% 10/15/32	79,063	79,473
Series 3949 Class MK, 4.5% 10/15/34	390,091	428,045

TOTAL U.S. GOVERNMENT AGENCY		3,284,085

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $27,673,655)		27,847,074

Commercial Mortgage Securities - 6.1%
BAMLL Commercial Mortgage Securities Trust sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (a)	1,502,000	1,564,708
Bayview Commercial Asset Trust Series 2006-2A Class IO, 0% 7/25/36 (a)(b)(d)(e)	3,319,000	0
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	1,432,745	1,468,231
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 0.85% 9/15/26 (a)(b)(c)	3,055,000	3,055,000
BX Commercial Mortgage Trust:
floater Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.7483% 5/15/38 (a)(b)(c)	2,400,000	2,401,508
floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(b)(c)	2,457,026	2,460,247
BX Trust:
floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 0.996% 11/15/35 (a)(b)(c)	4,617,200	4,621,507
floater sequential payer Series 2021-SOAR Class A, 0.766% 6/15/38 (a)(b)	2,668,000	2,672,275
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (a)(b)(c)	2,450,000	2,450,000
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.016% 10/15/36 (a)(b)(c)	5,316,442	5,324,973
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (a)	5,057,039	5,153,351
Series 2021-1A Class A1, 1.53% 3/15/61 (a)	3,370,140	3,434,153
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (a)(b)(c)	1,128,000	1,128,000
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(c)	4,287,704	4,287,702
Citigroup Commercial Mortgage Trust sequential payer:
Series 2012-GC8 Class A/S, 3.683% 9/10/45 (a)	5,188,000	5,299,991
Series 2013-GC17 Class A4, 4.131% 11/10/46	2,062,000	2,206,323
Series 2014-GC21 Class AAB, 3.477% 5/10/47	936,347	973,452
Series 2016-GC36 Class AAB, 3.368% 2/10/49	2,292,545	2,415,442
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	3,086,245	3,091,151
Series 2013-CR11 Class ASB, 3.66% 8/10/50	1,132,207	1,164,596
Series 2014-CR18 Class ASB, 3.452% 7/15/47	1,231,125	1,265,373
Series 2012-CR4 Class ASB, 2.436% 10/15/45	255,331	258,219
Series 2013-LC6 Class ASB, 2.478% 1/10/46	816,189	825,116
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.076% 5/15/36 (a)(b)(c)	5,242,000	5,257,384
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	714,000	740,873
CSAIL Commercial Mortgage Trust sequential payer Series 19-C15 Class A2, 3.4505% 3/15/52	2,538,000	2,673,195
CSMC Commercial Mortgage Trust Series 2016-NXSR Class A1, 1.9708% 12/15/49	154,469	154,551
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 1.000% 1.096% 7/15/32 (a)(b)(c)	1,279,000	1,275,983
Extended Stay America Trust floater Series 2021-ESH Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(b)(c)	1,291,000	1,294,987
Freddie Mac Series K720 Class A2, 2.716% 6/25/22	1,717,817	1,738,405
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	7,834,000	7,886,440
Class A3, 3.482% 1/10/45	465,771	465,691
Series 2012-GCJ7:
Class A/S, 4.085% 5/10/45	3,871,000	3,926,881
Class A4, 3.377% 5/10/45	1,795,207	1,801,576
Series 2014-GC18 Class AAB, 3.648% 1/10/47	26,633	27,536
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)(b)	5,428,682	5,450,332
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	4,408,000	4,510,482
Series 2017-GS8 Class A1, 2.222% 11/10/50	438,446	442,265
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-C6 Class A/S, 4.1166% 5/15/45	7,318,295	7,445,061
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (a)	5,346,000	5,462,881
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.096% 9/15/29 (a)(b)(c)	2,243,000	2,245,785
sequential payer Series 2012-C8 Class A3, 2.8291% 10/15/45	1,963,780	1,994,247
Series 2012-C8 Class A/S, 3.4239% 10/15/45 (a)	1,245,000	1,271,769
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	2,458,000	2,460,313
Merit floater:
Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.246% 8/15/37 (a)(b)(c)	581,852	583,302
Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 7/15/38 (a)(b)(c)	1,360,000	1,360,404
Morgan Stanley BAML Trust:
sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	1,221,855	1,296,411
Series 2016-C32 Class A1, 1.968% 12/15/49	241,659	241,919
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	3,286,000	3,448,747
Series 2019-H7 Class A1, 2.327% 7/15/52	1,968,671	2,010,548
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8865% 4/10/46 (a)(b)(c)	3,941,920	3,932,586
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	1,259,777	1,276,193
Series 2012-C2 Class ASEC, 4.179% 5/10/63 (a)	2,654,000	2,713,325
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2015-LC22 Class ASB, 3.571% 9/15/58	3,029,234	3,205,524
Series 2017-RC1 Class ASB, 3.453% 1/15/60	2,745,000	2,917,217
WF-RBS Commercial Mortgage Trust sequential payer:
Series 2013-C12 Class ASB, 2.838% 3/15/48	165,133	167,854
Series 2013-C14 Class ASB, 2.977% 6/15/46	290,488	296,162
Series 2013-C16 Class ASB, 3.963% 9/15/46	453,347	468,666
Series 2014-C20 Class ASB, 3.638% 5/15/47	850,974	884,536
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $140,946,938)		140,851,349

Municipal Securities - 0.4%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $7,570,188)	7,565,000	7,656,532

Bank Notes - 0.3%
Discover Bank 3.35% 2/6/23	5,000,000	5,196,174
First Republic Bank 1.912% 2/12/24 (b)	2,271,000	2,317,002
TOTAL BANK NOTES
(Cost $7,334,610)		7,513,176

Commercial Paper - 0.6%
General Motors Financial Co., Inc.:
0.32% 10/21/21	$4,000,000	$3,997,592
0.34% 10/27/21	5,000,000	4,996,557
HSBC U.S.A., Inc. yankee 0.4% 2/9/22	5,000,000	4,993,610
TOTAL COMMERCIAL PAPER
(Cost $13,986,634)		13,987,759
	Shares	Value

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.06% (f)
(Cost $14,535,105)	14,532,198	14,535,105
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $2,293,222,256)		2,313,507,857
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(8,910,109)
NET ASSETS - 100%		$2,304,597,748

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $561,664,289 or 24.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$19,285,131	$804,306,682	$809,056,708	$22,353	$--	$--	$14,535,105	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	65,772,345	65,772,345	4,038	--	--	--	0.0%
Total	$19,285,131	$870,079,027	$874,829,053	$26,391	$--	$--	$14,535,105

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,240,607,362	$--	$1,240,607,362	$--
U.S. Government and Government Agency Obligations	459,510,935	--	459,510,935	--
U.S. Government Agency - Mortgage Securities	41,724,206	--	41,724,206	--
Asset-Backed Securities	359,274,359	--	359,274,359	--
Collateralized Mortgage Obligations	27,847,074	--	27,847,074	--
Commercial Mortgage Securities	140,851,349	--	140,851,349	--
Municipal Securities	7,656,532	--	7,656,532	--
Bank Notes	7,513,176	--	7,513,176	--
Commercial Paper	13,987,759	--	13,987,759	--
Money Market Funds	14,535,105	14,535,105	--	--
Total Investments in Securities:	$2,313,507,857	$14,535,105	$2,298,972,752	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.3%
United Kingdom	5.3%
Canada	3.0%
Cayman Islands	2.9%
Japan	1.9%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,278,687,151)	$2,298,972,752
Fidelity Central Funds (cost $14,535,105)	14,535,105
Total Investment in Securities (cost $2,293,222,256)		$2,313,507,857
Receivable for investments sold		129,608,024
Receivable for fund shares sold		6,120,061
Interest receivable		8,024,923
Distributions receivable from Fidelity Central Funds		603
Total assets		2,457,261,468
Liabilities
Payable for fund shares redeemed	152,650,684
Other payables and accrued expenses	13,036
Total liabilities		152,663,720
Net Assets		$2,304,597,748
Net Assets consist of:
Paid in capital		$2,276,933,588
Total accumulated earnings (loss)		27,664,160
Net Assets		$2,304,597,748
Net Asset Value, offering price and redemption price per share ($2,304,597,748 ÷ 226,662,459 shares)		$10.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$40,505,279
Income from Fidelity Central Funds (including $4,038 from security lending)		26,391
Total income		40,531,670
Expenses
Custodian fees and expenses	$36,273
Independent trustees' fees and expenses	6,882
Miscellaneous	1,252
Total expenses before reductions	44,407
Expense reductions	(372)
Total expenses after reductions		44,035
Net investment income (loss)		40,487,635
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,886,380
Futures contracts	(32,498)
Total net realized gain (loss)		7,853,882
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(25,111,393)
Futures contracts	(22,892)
Total change in net unrealized appreciation (depreciation)		(25,134,285)
Net gain (loss)		(17,280,403)
Net increase (decrease) in net assets resulting from operations		$23,207,232

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,487,635	$56,645,773
Net realized gain (loss)	7,853,882	15,845,106
Change in net unrealized appreciation (depreciation)	(25,134,285)	23,547,371
Net increase (decrease) in net assets resulting from operations	23,207,232	96,038,250
Distributions to shareholders	(46,603,547)	(56,462,364)
Share transactions
Proceeds from sales of shares	694,940,967	1,095,309,117
Reinvestment of distributions	46,600,987	55,839,512
Cost of shares redeemed	(807,030,371)	(667,303,341)
Net increase (decrease) in net assets resulting from share transactions	(65,488,417)	483,845,288
Total increase (decrease) in net assets	(88,884,732)	523,421,174
Net Assets
Beginning of period	2,393,482,480	1,870,061,306
End of period	$2,304,597,748	$2,393,482,480
Other Information
Shares
Sold	68,197,733	108,656,445
Issued in reinvestment of distributions	4,564,707	5,517,734
Redeemed	(79,238,140)	(66,298,656)
Net increase (decrease)	(6,475,700)	47,875,523

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Short-Term Credit Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.27	$10.09	$9.88	$10.01	$10.03
Income from Investment Operations
Net investment income (loss)A	.170	.252	.272	.214	.131
Net realized and unrealized gain (loss)	(.073)	.180	.216	(.133)	(.013)
Total from investment operations	.097	.432	.488	.081	.118
Distributions from net investment income	(.169)	(.252)	(.278)	(.211)	(.131)
Distributions from net realized gain	(.028)	–	–	–	(.007)
Total distributions	(.197)	(.252)	(.278)	(.211)	(.138)
Net asset value, end of period	$10.17	$10.27	$10.09	$9.88	$10.01
Total ReturnB	.95%	4.35%	5.02%	.82%	1.19%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.34%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.34%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.34%
Net investment income (loss)	1.67%	2.49%	2.74%	2.16%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$2,304,598	$2,393,482	$1,870,061	$2,113,392	$2,113,689
Portfolio turnover rateF	60%	62%G	67%	52%H	70%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Series Short-Term Credit Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,812,548
Gross unrealized depreciation	(3,665,658)
Net unrealized appreciation (depreciation)	$21,146,890
Tax Cost	$2,292,360,967

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$915,522
Undistributed long-term capital gain	$5,601,749
Net unrealized appreciation (depreciation) on securities and other investments	$21,146,890

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$45,195,339	$ 56,462,364
Long-term Capital Gains	1,408,208	–
Total	$46,603,547	$ 56,462,364

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Short-Term Credit Fund	804,099,211	1,031,917,285

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series Short-Term Credit Fund	59,169,513	596,428,696

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Short-Term Credit Fund	$1,252

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Short-Term Credit Fund	$438	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $372.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Short-Term Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Short-Term Credit Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Series Short-Term Credit Fund	- %-C
Actual		$1,000.00	$1,004.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Short-Term Credit Fund voted to pay on October 11, 2021 to shareholders of record at the opening of business on October 8,2021, a distribution of $0.029 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $7,009,957, or, if subsequently determined to be different, the net capital gain of such year.

A total of 5.65% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $53,048,099 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

SS1-ANN-1021
1.9863239.106

Fidelity® Short-Term Bond Fund

Annual Report

August 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 1.50% sales charge)	(1.31)%	1.48%	1.37%
Class M (incl. 1.50% sales charge)	(1.31)%	1.47%	1.36%
Class C (incl. contingent deferred sales charge)	(1.56)%	0.92%	1.08%
Fidelity® Short-Term Bond Fund	0.51%	1.99%	1.62%
Class I	0.34%	1.93%	1.60%
Class Z	0.60%	2.02%	1.64%

 Class A shares bear a 0.15% 12b-1 fee. The initial offering of Class A shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class M shares bear a 0.15% 12b-1 fee. The initial offering of Class M shares took place on July 12, 2016. Returns prior to July 12,2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to July 12, 2016, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on July 12, 2016. Returns prior to July 12, 2016, are those of Fidelity® Short-Term Bond Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to (offering COP date), would have been lower.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class I shares took place on July 12, 2016. Returns prior to July 12, 2016 are those of Fidelity® Short-Term Bond Fund, the original class of the fund.

 The initial offering of Class Z shares took place on October 2, 2018. Returns between July 12, 2016 and October 2, 2018, are those of Class I. Returns prior to July 12, 2016 are those of Fidelity® Short-Term Bond Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Fund, a class of the fund, on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$11,749	Fidelity® Short-Term Bond Fund
$11,556	Bloomberg U.S. 1-3 Year Government/Credit Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers David DeBiase and David Prothro:  For the fiscal year ending August 31, 2021, the fund's share classes (excluding sales charges, if applicable) posted returns in the range of -0.58% to +0.60%, net of fees, compared with 0.39% for the benchmark, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index. Security selection added relative value the past 12 months. Sector allocation also aided the fund’s performance versus the benchmark, including our decision to overweight corporate bonds and underweight U.S. Treasury securities. Among corporates, overweighting the bonds of financial institutions, especially banks, added relative value. Overweighting the bonds of industrial companies, especially energy and consumer cyclical firms, contributed as well. Non-benchmark positioning in commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS) aided the fund’s relative return. Conversely, positioning along the yield curve detracted on a relative basis. The past 12 months, we slightly reduced the fund’s positioning in corporate bonds, while adding to our stake in U.S. Treasuries and asset-backed securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	27.0%
AAA	19.2%
AA	3.1%
A	22.6%
BBB	22.7%
BB and Below	1.2%
Not Rated	3.0%
Short-Term Investments and Net Other Assets	1.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	48.0%
U.S. Government and U.S. Government Agency Obligations	27.0%
Asset-Backed Securities	16.0%
CMOs and Other Mortgage Related Securities	6.9%
Municipal Bonds	0.3%
Other Investments	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 15.3%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 48.0%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 0.9%
AT&T, Inc. 0.9% 3/25/24	$10,610	$10,630
NTT Finance Corp.:
0.373% 3/3/23 (a)	8,340	8,341
0.583% 3/1/24 (a)	3,469	3,465
Verizon Communications, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.500% 0.55% 3/22/24 (b)(c)	5,170	5,205
0.75% 3/22/24	3,860	3,875
		31,516
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.464% 7/23/22	10,981	11,298
Comcast Corp. 3.1% 4/1/25	355	382
		11,680
Wireless Telecommunication Services - 0.5%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.7349% 3/22/22 (b)(c)	8,791	8,816
T-Mobile U.S.A., Inc. 3.5% 4/15/25	7,030	7,588
		16,404

TOTAL COMMUNICATION SERVICES		59,600

CONSUMER DISCRETIONARY - 3.2%
Automobiles - 2.8%
American Honda Finance Corp. 3 month U.S. LIBOR + 0.150% 0.2808% 2/22/23 (b)(c)	7,033	7,041
BMW U.S. Capital LLC 3.45% 4/12/23 (a)	12,171	12,740
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.900% 1.0248% 2/15/22 (a)(b)(c)	9,098	9,134
0.75% 3/1/24 (a)	8,516	8,539
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.25% 11/17/23 (b)(c)	10,000	10,159
1.05% 3/8/24	1,943	1,955
1.25% 1/8/26	6,779	6,734
4.2% 11/6/21	18,987	19,120
Volkswagen Group of America Finance LLC:
0.875% 11/22/23 (a)	8,525	8,573
2.9% 5/13/22 (a)	3,439	3,498
3.125% 5/12/23 (a)	5,897	6,141
		93,634
Leisure Products - 0.1%
Hasbro, Inc. 2.6% 11/19/22	2,978	3,054
Textiles, Apparel & Luxury Goods - 0.3%
VF Corp. 2.05% 4/23/22	9,376	9,481

TOTAL CONSUMER DISCRETIONARY		106,169

CONSUMER STAPLES - 2.1%
Beverages - 0.3%
Dr. Pepper Snapple Group, Inc. 0.75% 3/15/24	10,000	10,012
Food & Staples Retailing - 0.1%
7-Eleven, Inc.:
0.625% 2/10/23 (a)	1,562	1,560
0.8% 2/10/24 (a)	1,912	1,912
		3,472
Food Products - 0.4%
Conagra Brands, Inc. 0.5% 8/11/23	5,758	5,755
Mondelez International, Inc. 0.625% 7/1/22	9,400	9,427
		15,182
Tobacco - 1.3%
Altria Group, Inc. 2.35% 5/6/25	1,269	1,324
BAT Capital Corp. 3.222% 8/15/24	6,714	7,125
BAT International Finance PLC 1.668% 3/25/26	6,714	6,753
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (a)	7,381	7,782
3.75% 7/21/22 (a)	6,086	6,215
Philip Morris International, Inc.:
1.125% 5/1/23	5,988	6,062
2.875% 5/1/24	6,658	7,044
		42,305

TOTAL CONSUMER STAPLES		70,971

ENERGY - 4.1%
Oil, Gas & Consumable Fuels - 4.1%
Canadian Natural Resources Ltd. 2.05% 7/15/25	4,512	4,642
Cenovus Energy, Inc. 3% 8/15/22	5,805	5,912
Chevron Corp. 1.141% 5/11/23	6,298	6,392
Enbridge, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.45% 2/17/23 (b)(c)	3,270	3,277
Energy Transfer LP:
3.6% 2/1/23	3,816	3,946
4.2% 9/15/23	1,944	2,070
4.25% 3/15/23	5,208	5,445
Equinor ASA 1.75% 1/22/26	1,409	1,450
Kinder Morgan Energy Partners LP 3.5% 9/1/23	3,732	3,919
Kinder Morgan, Inc. 3.15% 1/15/23	6,421	6,646
Marathon Petroleum Corp. 4.5% 5/1/23	7,103	7,526
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (b)(c)	1,416	1,416
1.75% 3/1/26	10,071	10,198
4.5% 7/15/23	1,148	1,219
Occidental Petroleum Corp. 2.9% 8/15/24	2,755	2,824
Phillips 66 Co.:
0.9% 2/15/24	8,080	8,085
3.7% 4/6/23	5,512	5,789
3.85% 4/9/25	8,057	8,809
Pioneer Natural Resources Co. 0.55% 5/15/23	6,522	6,516
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	6,302	6,400
Shell International Finance BV 3.5% 11/13/23	1,830	1,952
Suncor Energy, Inc. 3.6% 12/1/24	8,057	8,686
The Williams Companies, Inc. 3.6% 3/15/22	10,739	10,865
Valero Energy Corp.:
1.2% 3/15/24	8,144	8,207
2.7% 4/15/23	994	1,027
Western Gas Partners LP 3 month U.S. LIBOR + 2.100% 2.2286% 1/13/23 (b)(c)	2,561	2,555
		135,773
FINANCIALS - 25.5%
Banks - 13.6%
Bank of America Corp.:
0.81% 10/24/24 (b)	7,030	7,059
0.976% 4/22/25 (b)	8,000	8,045
3.004% 12/20/23 (b)	24,790	25,596
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.440% 0.495% 4/15/24 (b)(c)	10,000	10,040
0.8% 6/15/23	11,078	11,154
Barclays PLC:
1.007% 12/10/24 (b)	4,487	4,507
2.852% 5/7/26 (b)	4,878	5,163
4.338% 5/16/24 (b)	7,085	7,523
BBVA U.S.A. 2.5% 8/27/24	6,217	6,545
BNP Paribas SA 3.5% 3/1/23 (a)	20,640	21,569
Canadian Imperial Bank of Commerce:
0.45% 6/22/23	7,225	7,224
0.95% 6/23/23	16,765	16,922
Capital One Bank NA 2.014% 1/27/23 (b)	13,428	13,518
Citigroup, Inc.:
0.981% 5/1/25 (b)	4,488	4,508
3.106% 4/8/26 (b)	6,714	7,180
3.142% 1/24/23 (b)	7,290	7,370
Danske Bank A/S 3.875% 9/12/23 (a)	7,592	8,054
HSBC Holdings PLC:
0.976% 5/24/25 (b)	8,400	8,404
1.645% 4/18/26 (b)	6,806	6,891
3.262% 3/13/23 (b)	9,480	9,628
3.95% 5/18/24 (b)	5,000	5,286
Intesa Sanpaolo SpA:
3.125% 7/14/22 (a)	5,000	5,114
3.25% 9/23/24 (a)	10,000	10,600
JPMorgan Chase & Co.:
0.697% 3/16/24 (b)	8,000	8,027
0.824% 6/1/25 (b)	6,568	6,579
1.514% 6/1/24 (b)	13,972	14,220
3.207% 4/1/23 (b)	6,025	6,125
Lloyds Banking Group PLC:
0.695% 5/11/24 (b)	5,464	5,484
1.326% 6/15/23 (b)	2,099	2,114
2.907% 11/7/23 (b)	11,813	12,138
Mitsubishi UFJ Financial Group, Inc.:
0.848% 9/15/24 (b)	8,059	8,101
0.953% 7/19/25 (b)	7,000	7,026
2.193% 2/25/25	9,124	9,490
Mizuho Financial Group, Inc. 0.849% 9/8/24 (b)	4,265	4,285
National Bank of Canada 0.55% 11/15/24 (b)	3,356	3,351
NatWest Markets PLC 0.8% 8/12/24 (a)	4,320	4,318
PNC Bank NA 2.028% 12/9/22 (b)	5,227	5,252
Regions Financial Corp. 2.25% 5/18/25	3,950	4,124
Royal Bank of Canada:
1.6% 4/17/23	6,714	6,859
2.55% 7/16/24	8,572	9,038
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (b)	5,310	5,457
3.875% 9/12/23	14,202	15,115
Santander Holdings U.S.A., Inc. 3.5% 6/7/24	7,230	7,713
Societe Generale:
2.625% 10/16/24 (a)	1,249	1,303
3.875% 3/28/24 (a)	4,871	5,226
Sumitomo Mitsui Financial Group, Inc. 0.508% 1/12/24	804	803
Svenska Handelsbanken AB 0.625% 6/30/23 (a)	10,340	10,392
Synovus Bank 2.289% 2/10/23 (b)	2,062	2,074
Synovus Financial Corp. 3.125% 11/1/22	7,000	7,168
The Toronto-Dominion Bank:
0.25% 1/6/23	8,250	8,252
0.75% 6/12/23	16,785	16,910
Wells Fargo & Co.:
1.654% 6/2/24 (b)	8,218	8,391
2.164% 2/11/26 (b)	20,142	20,907
Wells Fargo Bank NA 2.082% 9/9/22 (b)	6,714	6,716
Zions Bancorp NA 3.35% 3/4/22	2,684	2,718
		453,576
Capital Markets - 5.6%
Credit Suisse AG:
0.495% 2/2/24	8,000	7,993
0.52% 8/9/23	7,000	7,015
1% 5/5/23	8,057	8,140
Deutsche Bank AG New York Branch:
0.898% 5/28/24	2,427	2,428
1.447% 4/1/25 (b)	5,743	5,784
2.129% 11/24/26 (b)	5,000	5,108
2.222% 9/18/24 (b)	8,476	8,698
3.3% 11/16/22	2,032	2,099
4.25% 10/14/21	4,750	4,771
5% 2/14/22	10,000	10,202
Goldman Sachs Group, Inc.:
0.523% 3/8/23	6,650	6,653
0.627% 11/17/23 (b)	7,000	7,010
0.657% 9/10/24 (b)	10,000	9,993
2.876% 10/31/22 (b)	12,050	12,098
2.905% 7/24/23 (b)	12,572	12,849
Intercontinental Exchange, Inc. 0.7% 6/15/23	6,998	7,029
Morgan Stanley:
0.529% 1/25/24 (b)	7,459	7,463
0.56% 11/10/23 (b)	7,000	7,012
0.731% 4/5/24 (b)	7,335	7,358
0.79% 5/30/25 (b)	8,500	8,481
3.737% 4/24/24 (b)	12,548	13,208
4% 7/23/25	6,714	7,449
State Street Corp. 2.825% 3/30/23 (b)	405	411
UBS AG London Branch 0.375% 6/1/23 (a)	7,843	7,838
UBS Group AG 1.008% 7/30/24 (a)(b)	8,398	8,452
		185,542
Consumer Finance - 2.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	5,724	5,663
4.125% 7/3/23	2,487	2,626
4.875% 1/16/24	2,014	2,186
Ally Financial, Inc.:
3.05% 6/5/23	5,730	5,958
5.125% 9/30/24	6,284	7,052
American Express Co.:
3 month U.S. LIBOR + 0.610% 0.7358% 8/1/22 (b)(c)	10,071	10,113
2.65% 12/2/22	3,357	3,458
Capital One Financial Corp. 2.6% 5/11/23	4,486	4,645
Ford Motor Credit Co. LLC:
3.087% 1/9/23	6,821	6,949
4.14% 2/15/23	3,615	3,737
Synchrony Financial:
2.85% 7/25/22	940	960
4.25% 8/15/24	9,435	10,240
4.375% 3/19/24	8,076	8,741
Toyota Motor Credit Corp. 2.9% 3/30/23	7,261	7,554
		79,882
Diversified Financial Services - 0.7%
AIG Global Funding:
0.8% 7/7/23 (a)	2,622	2,645
2.3% 7/1/22 (a)	2,548	2,590
Athene Global Funding:
0.95% 1/8/24 (a)	7,220	7,263
1% 4/16/24 (a)	7,000	7,046
BP Capital Markets America, Inc. 2.937% 4/6/23	2,095	2,181
Equitable Holdings, Inc. 3.9% 4/20/23	408	430
USAA Capital Corp. 1.5% 5/1/23 (a)	1,377	1,404
		23,559
Insurance - 3.2%
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 0.6545% 9/20/21 (a)(b)(c)	7,205	7,205
American International Group, Inc.:
2.5% 6/30/25	6,714	7,060
4.875% 6/1/22	5,656	5,847
Aon Corp. 2.2% 11/15/22	3,656	3,736
Equitable Financial Life Global Funding 0.5% 11/17/23 (a)	10,000	10,005
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (a)	3,527	3,494
MassMutual Global Funding II 0.85% 6/9/23 (a)	14,166	14,305
Metropolitan Life Global Funding I:
0.9% 6/8/23 (a)	5,675	5,731
1.95% 1/13/23 (a)	7,117	7,272
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.399% 1/10/23 (a)(b)(c)	11,574	11,604
1.1% 5/5/23 (a)	3,595	3,639
Northwestern Mutual Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.38% 3/25/24 (a)(b)(c)	8,000	8,023
Pacific Life Global Funding II 1.2% 6/24/25 (a)	5,535	5,582
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 4/12/24 (a)(b)(c)	3,616	3,624
Protective Life Global Funding 0.502% 4/12/23 (a)	8,500	8,512
		105,639

TOTAL FINANCIALS		848,198

HEALTH CARE - 2.4%
Biotechnology - 0.5%
AbbVie, Inc.:
2.3% 11/21/22	8,775	8,975
3.45% 3/15/22	6,627	6,704
		15,679
Health Care Providers & Services - 1.0%
Anthem, Inc.:
0.45% 3/15/23	9,394	9,404
3.125% 5/15/22	7,314	7,459
Cigna Corp.:
0.613% 3/15/24	1,965	1,965
3.05% 11/30/22	5,040	5,197
Humana, Inc. 0.65% 8/3/23	8,872	8,878
		32,903
Pharmaceuticals - 0.9%
AstraZeneca Finance LLC 0.7% 5/28/24	6,275	6,283
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	6,748	7,513
Bayer U.S. Finance LLC 3% 10/8/21 (a)	3,500	3,510
Mylan NV 3.125% 1/15/23 (a)	6,478	6,698
Viatris, Inc. 1.125% 6/22/22 (a)	5,839	5,871
		29,875

TOTAL HEALTH CARE		78,457

INDUSTRIALS - 2.2%
Aerospace & Defense - 0.5%
The Boeing Co.:
1.167% 2/4/23	5,877	5,881
1.95% 2/1/24	3,500	3,589
4.875% 5/1/25	4,713	5,268
		14,738
Airlines - 0.2%
Delta Air Lines, Inc. 2.9% 10/28/24	7,598	7,744
Commercial Services & Supplies - 0.3%
Republic Services, Inc. 0.875% 11/15/25	10,000	9,907
Industrial Conglomerates - 0.4%
Roper Technologies, Inc. 0.45% 8/15/22	941	943
Siemens Financieringsmaatschappij NV:
0.4% 3/11/23 (a)	8,103	8,131
0.65% 3/11/24 (a)	5,142	5,172
		14,246
Machinery - 0.2%
Otis Worldwide Corp. 3 month U.S. LIBOR + 0.450% 0.5948% 4/5/23 (b)(c)	5,064	5,066
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
0.7% 2/15/24	2,930	2,917
0.8% 8/18/24	3,717	3,704
3.5% 1/15/22	6,145	6,215
International Lease Finance Corp. 5.875% 8/15/22	7,230	7,600
		20,436
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (a)	972	989

TOTAL INDUSTRIALS		73,126

INFORMATION TECHNOLOGY - 1.6%
Electronic Equipment & Components - 0.3%
Dell International LLC/EMC Corp. 5.45% 6/15/23	10,507	11,324
IT Services - 0.4%
PayPal Holdings, Inc. 1.35% 6/1/23	3,364	3,422
The Western Union Co.:
2.85% 1/10/25	1,585	1,670
4.25% 6/9/23	6,025	6,384
		11,476
Semiconductors & Semiconductor Equipment - 0.3%
Microchip Technology, Inc. 0.983% 9/1/24 (a)	4,231	4,228
Micron Technology, Inc. 2.497% 4/24/23	4,211	4,342
		8,570
Software - 0.4%
VMware, Inc.:
0.6% 8/15/23	8,000	8,009
1% 8/15/24	5,608	5,632
		13,641
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 0.75% 5/11/23	7,175	7,237

TOTAL INFORMATION TECHNOLOGY		52,248

MATERIALS - 0.3%
Chemicals - 0.3%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	4,034	4,219
International Flavors & Fragrances, Inc. 0.697% 9/15/22 (a)	1,266	1,269
The Mosaic Co. 3.25% 11/15/22	2,280	2,350
Westlake Chemical Corp. 0.875% 8/15/24	2,556	2,558
		10,396
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp. 1.3% 9/15/25	2,980	2,994
Crown Castle International Corp. 1.35% 7/15/25	700	705
Welltower, Inc. 3.625% 3/15/24	3,276	3,498
		7,197
UTILITIES - 4.6%
Electric Utilities - 2.8%
Duke Energy Corp. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.299% 6/10/23 (b)(c)	6,139	6,145
Eversource Energy U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 8/15/23 (b)(c)	10,000	10,012
Exelon Corp. 3.497% 6/1/22 (b)	6,360	6,491
FirstEnergy Corp.:
1.6% 1/15/26	747	740
2.05% 3/1/25	4,143	4,205
Florida Power & Light Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 5/10/23 (b)(c)	7,340	7,342
2.85% 4/1/25	1,893	2,019
ITC Holdings Corp. 2.7% 11/15/22	4,592	4,708
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.4008% 2/22/23 (b)(c)	10,375	10,376
0.65% 3/1/23	6,780	6,806
2.403% 9/1/21	6,714	6,714
2.75% 5/1/25	6,482	6,879
2.9% 4/1/22	6,676	6,777
PPL Electric Utilities Corp. 3 month U.S. LIBOR + 0.250% 0.396% 9/28/23 (b)(c)	3,666	3,666
Southern California Edison Co. 3 month U.S. LIBOR + 0.270% 0.3985% 12/3/21 (b)(c)	5,629	5,630
Southern Co. 0.6% 2/26/24	3,086	3,085
Virginia Electric & Power Co. 2.75% 3/15/23	3,615	3,728
		95,323
Gas Utilities - 0.8%
Atmos Energy Corp. 3 month U.S. LIBOR + 0.380% 0.5031% 3/9/23 (b)(c)	5,299	5,295
CenterPoint Energy Resources Corp. 3 month U.S. LIBOR + 0.500% 0.6314% 3/2/23 (b)(c)	7,098	7,100
Dominion Gas Holdings LLC 2.5% 11/15/24	1,475	1,545
ONE Gas, Inc. 0.85% 3/11/23	10,000	10,001
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (b)(c)	1,871	1,871
		25,812
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP 0.833% 6/15/24 (a)	3,897	3,876
Multi-Utilities - 0.9%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.650% 0.7% 5/13/24 (b)(c)	5,926	5,935
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 0.6489% 9/15/23 (b)(c)	5,059	5,060
DTE Energy Co.:
0.55% 11/1/22	7,000	7,018
2.25% 11/1/22	8,094	8,268
NiSource, Inc. 0.95% 8/15/25	2,976	2,955
		29,236

TOTAL UTILITIES		154,247

TOTAL NONCONVERTIBLE BONDS
(Cost $1,573,606)		1,596,382

U.S. Treasury Obligations - 24.9%
U.S. Treasury Notes:
0.25% 5/15/24	$387,936	$386,881
0.25% 7/31/25 (d)	67,140	66,220
0.375% 4/30/25	146,699	145,731
2.375% 8/15/24	217,943	230,687
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $827,338)		829,519

U.S. Government Agency - Mortgage Securities - 1.5%
Fannie Mae - 0.4%
3.5% 9/1/29	1,757	1,879
4.5% 3/1/39 to 9/1/49	9,482	10,419
5.5% 11/1/34	1,650	1,884
7.5% 11/1/31	0	0

TOTAL FANNIE MAE		14,182

Freddie Mac - 1.1%
2% 1/1/32	15,932	16,534
2.5% 11/1/28	12,098	12,669
3% 2/1/34	5,999	6,321
4% 4/1/26	231	245
8.5% 5/1/26 to 7/1/28	28	31

TOTAL FREDDIE MAC		35,800

Ginnie Mae - 0.0%
7% to 7% 1/15/25 to 8/15/32	198	225
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $49,144)		50,207

Asset-Backed Securities - 16.0%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$223	$234
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	1,058	1,060
Aimco:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.060% 1.1706% 7/22/32 (a)(b)(c)	8,770	8,772
Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 1/15/32 (a)(b)(c)	8,883	8,884
Ajax Mortgage Loan Trust Series 2021-B Class A, 2.239% 6/25/66 (a)(b)	3,488	3,483
AmeriCredit Automobile Receivables Trust Series 2021-2 Class A2, 0.26% 11/18/24	9,227	9,230
Ares LII CLO Ltd. Series 2021-52A Class A1R, 3 month U.S. LIBOR + 1.050% 1.1883% 4/22/31 (a)(b)(c)	7,663	7,666
Bank of America Credit Card Master Trust:
Series 2020-A1 Class A1, 0.34% 5/15/26	9,973	9,956
Series 2021-A1 Class A1, 0.44% 9/15/26	9,066	9,067
Canadian Pacer Auto Receivables Trust Series 2018-2A Class A3, 3.27% 12/19/22 (a)	734	737
CarMax Auto Owner Trust:
Series 2018-2 Class A3, 2.98% 1/17/23	329	330
Series 2018-4 Class A3, 3.36% 9/15/23	1,675	1,695
Series 2019-1 Class A3, 3.05% 3/15/24	2,724	2,759
Series 2019-4 Class A2A, 2.01% 3/15/23	59	59
Series 2020-3 Class A2A, 0.49% 6/15/23	2,384	2,386
Series 2020-4 Class A3, 0.5% 8/15/25	5,144	5,160
Series 2021-1 Class A3, 0.34% 12/15/25	5,009	5,006
Carvana Auto Receivables Trust Series 2021-P2 Class A3, 0.49% 3/10/26	7,076	7,078
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	2,348	2,349
Cedar Funding Ltd. Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 1.1878% 7/15/33 (a)(b)(c)	9,276	9,281
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/30 (a)(b)(c)	8,450	8,451
Chesapeake Funding II LLC:
Series 2018-3A Class A1, 3.39% 1/15/31 (a)	1,547	1,571
Series 2019-1A Class A1, 2.94% 4/15/31 (a)	2,363	2,396
Series 2020-1A Class A1, 0.87% 8/16/32 (a)	7,274	7,316
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	931	937
Consumer Loan Underlying Bond Credit Trust:
Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	3,056	3,078
Series 2020-P1 Class A, 2.26% 3/15/28 (a)	1,182	1,185
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 0.5844% 7/25/34 (b)(c)	146	144
Dell Equipment Finance Trust:
Series 2019-2 Class A3, 1.91% 10/22/24 (a)	2,762	2,780
Series 2020-2:
Class A2, 0.47% 10/24/22 (a)	2,382	2,385
Class A3, 0.57% 10/23/23 (a)	3,903	3,918
Series 2021-1 Class A3, 0.43% 5/22/26 (a)	3,229	3,236
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (a)	1,816	1,826
DLLAD LLC Series 2021-1A Class A2, 0.35% 9/20/24 (a)	6,162	6,163
Donlen Fleet Lease Funding Series 2021-2 Class A2, 0.56% 12/11/34 (a)	5,109	5,117
Drive Auto Receivables Trust Series 2021-2 Class A2, 0.36% 5/15/24	8,720	8,720
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 4/15/31 (a)(b)(c)	8,070	8,079
Enterprise Fleet Financing LLC:
Series 2019-1 Class A2, 2.98% 10/20/24 (a)	1,216	1,224
Series 2020-1 Class A2, 1.78% 12/22/25 (a)	6,654	6,736
Series 2020-2 Class A2, 0.61% 7/20/26 (a)	7,351	7,377
Series 2021-1 Class A2, 0.44% 12/21/26 (a)	2,968	2,972
Series 2021-2 Class A2, 0.48% 5/20/27 (a)	7,441	7,440
Exeter Automobile Receivables Trust:
Series 2021-2A Class A3, 0.3% 10/15/24	2,959	2,960
Series 2021-3A Class A2, 0.34% 1/16/24	4,524	4,524
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (a)(b)	1,855	1,855
Ford Credit Auto Lease Trust:
Series 2020-A Class A3, 1.85% 3/15/23	7,829	7,859
Series 2020-B Class A3, 0.62% 8/15/23	7,011	7,031
Ford Credit Auto Owner Trust:
Series 2019-A Class A3, 2.78% 9/15/23	969	979
Series 2020-B Class A, 0.5% 2/15/23	1,954	1,956
Ford Credit Floorplan Master Owner Trust Series 2020-1 Class A1, 0.7% 9/15/25	12,164	12,231
GM Financial Automobile Leasing Trust Series 2020-3 Class A3, 0.45% 8/21/23	4,130	4,139
GM Financial Consumer Automobile Receivables Trust:
Series 2020-3 Class A2, 0.35% 7/17/23	2,368	2,369
Series 2020-4 Class A3, 0.38% 8/18/25	6,015	6,023
GMF Floorplan Owner Revolving Trust:
Series 2020-1 Class A, 0.68% 8/15/25 (a)	3,218	3,235
Series 2020-2 Class A, 0.69% 10/15/25 (a)	6,742	6,774
HPEFS Equipment Trust:
Series 2020-1A Class A2, 1.73% 2/20/30 (a)	1,511	1,514
Series 2020-2A Class A2, 0.65% 7/22/30 (a)	4,112	4,116
Series 2021-2A Class A2, 0.3% 9/20/28 (a)	5,679	5,681
Hyundai Auto Lease Securitization Trust:
Series 2020-A Class A3, 1.95% 7/17/23 (a)	3,646	3,667
Series 2021-A Class A3, 0.33% 1/16/24 (a)	5,490	5,496
Hyundai Auto Receivables Trust:
Series 2020-B Class A2, 0.38% 3/15/23	2,489	2,490
Series 2020-C Class A3, 0.38% 5/15/25	6,571	6,581
John Deere Owner Trust Series 2020-A Class A2, 1.01% 1/17/23	623	623
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	593	594
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	2,892	2,956
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/31 (a)(b)(c)	6,407	6,409
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1383% 1/22/31 (a)(b)(c)	6,559	6,559
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (a)	324	325
Series 2020-1A Class A, 2.24% 3/15/30 (a)	13	13
Series 2021-2A Class A, 0.51% 9/15/31 (a)	5,976	5,979
Mercedes-Benz Auto Lease Trust:
Series 2019-B Class A3, 2% 10/17/22	4,990	5,017
Series 2020-A Class A3, 1.84% 12/15/22	3,487	3,508
Series 2020-B Class A3, 0.4% 11/15/23	3,208	3,215
Mercedes-Benz Auto Receivables Trust Series 2020-1 Class A2, 0.46% 3/15/23	2,864	2,865
MMAF Equipment Finance LLC Series 2019-B:
Class A2, 2.07% 10/12/22 (a)	852	855
Class A3, 2.01% 12/12/24 (a)	5,378	5,491
Mortgage Repurchase Agreement Financing Trust:
Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0951% 8/10/23 (a)(b)(c)	6,176	6,240
Series 2021-1 Class A1, 1 month U.S. LIBOR + 0.500% 0.5951% 3/10/22 (a)(b)(c)	7,078	7,086
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	3,216	3,215
Niagara Park CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.000% 1.1339% 7/17/32 (a)(b)(c)	8,390	8,393
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 0.800% 0.9309% 5/20/29 (a)(b)(c)	8,050	8,053
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.3294% 1/25/36 (b)(c)	327	328
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	328	328
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (a)(b)	5,483	5,491
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (a)	844	844
Santander Consumer Auto Receivables Trust Series 2021-AA Class A3, 0.33% 10/15/25 (a)	5,530	5,529
Santander Drive Auto Receivables Trust Series 2021-2 Class A3, 0.34% 2/18/25	6,233	6,242
Santander Retail Auto Lease Trust:
Series 2019-A Class A3, 2.77% 6/20/22 (a)	860	861
Series 2020-B Class A3, 0.57% 4/22/24 (a)	7,455	7,487
Series 2021-A Class A3, 0.51% 7/22/24 (a)	4,381	4,393
Securitized Term Auto Receivables Trust:
Series 2018-2A Class A3 3.325% 8/25/22 (a)	291	292
Series 2019-1A Class A3, 2.986% 2/27/23 (a)	1,084	1,092
SLM Student Loan Trust Series 2003-11 Class A6, 3 month U.S. LIBOR + 0.550% 0.6689% 12/15/25 (a)(b)(c)	3,495	3,494
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	789	792
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 1.1861% 7/15/32 (a)(b)(c)	6,342	6,344
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 1.0843% 11/18/30 (a)(b)(c)	8,844	8,845
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9444% 9/25/34 (b)(c)	177	165
Tesla Series 2020-A:
Class A2, 0.55% 5/22/23 (a)	1,936	1,938
Class A3, 0.68% 12/20/23 (a)	3,853	3,871
Tesla Auto Lease Trust:
Series 2019-A Class A2, 2.13% 4/20/22 (a)	2,566	2,574
Series 2021-A Class A3, 0.56% 3/20/25 (a)	6,423	6,436
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (a)	4,906	5,006
Toyota Auto Receivables Owner Trust:
Series 2018-B Class A3, 2.96% 9/15/22	304	305
Series 2019-A Class A3, 2.91% 7/17/23	1,561	1,579
Series 2019-C Class A3, 1.91% 9/15/23	1,177	1,187
Series 2020-C Class A3, 0.44% 10/15/24	8,057	8,076
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.6979% 4/6/42 (a)(b)(c)	261	176
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (a)	311	312
Series 2021-2 Class A, 0.91% 6/20/31 (a)	4,308	4,313
Series 2021-3 Class A, 0.83% 7/20/31 (a)	6,692	6,697
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (a)	2,247	2,253
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (a)	7,292	7,315
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (a)(b)	8,915	8,912
Verizon Master Trust Series 2021-1 Class A, 0.5% 5/20/27	6,240	6,251
Verizon Owner Trust:
Series 2018-A Class A1A, 3.23% 4/20/23	1,412	1,420
Series 2020-A Class A1A, 1.85% 7/22/24	8,106	8,227
Volkswagen Auto Lease Trust:
Series 2019-A Class A3, 1.99% 11/21/22	4,525	4,547
Series 2020-A Class A3, 0.39% 1/22/24	8,774	8,794
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	535	537
Volvo Financial Equipment LLC:
Series 2019-1A Class A3, 3% 3/15/23 (a)	1,290	1,299
Series 2019-2A Class A3, 2.04% 11/15/23 (a)	4,038	4,077
Voya CLO Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 0.950% 1.0839% 4/17/30 (a)(b)(c)	9,231	9,232
Wheels SPV LLC Series 2021-1A Class A, 1 month U.S. LIBOR + 0.280% 0.3684% 8/20/29 (a)(b)(c)	7,323	7,331
World Omni Auto Receivables Trust:
Series 2020-A Class A2A, 1.02% 6/15/23	1,010	1,011
Series 2020-C Class A2, 0.35% 12/15/23	3,693	3,695
World Omni Automobile Lease Securitization Trust Series 2020-B Class A3, 0.45% 2/15/24	4,281	4,292
TOTAL ASSET-BACKED SECURITIES
(Cost $529,709)		531,309

Collateralized Mortgage Obligations - 1.9%
Private Sponsor - 1.4%
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	1,957	1,958
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (a)	2,282	2,283
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 0.5793% 8/25/60 (a)(b)(c)	819	820
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)(b)	7,482	7,608
Mortgage Repurchase Agreement Financing Trust Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.4451% 4/23/23 (a)(b)(c)	8,275	8,300
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (a)	2,603	2,604
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (a)	4,555	4,584
Permanent Master Issuer PLC floater Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.6761% 7/15/58 (a)(b)(c)	1,115	1,115
Preston Ridge Partners Mortgage Trust:
Series 2021-2 Class A1, 2.115% 3/25/26 (a)	3,497	3,505
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (a)	1,318	1,320
RMF Buyout Issuance Trust sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (a)	6,503	6,519
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (b)(c)	2	2
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (a)(b)(c)	4,509	4,511

TOTAL PRIVATE SPONSOR		45,129

U.S. Government Agency - 0.5%
Fannie Mae:
floater Series 2015-27 Class KF, 1 month U.S. LIBOR + 0.300% 0.3844% 5/25/45 (b)(c)	4,148	4,163
sequential payer Series 2001-40 Class Z, 6% 8/25/31	99	112
Series 2016-27:
Class HK, 3% 1/25/41	4,021	4,232
Class KG, 3% 1/25/40	1,907	2,008
Series 2016-42 Class FL, 1 month U.S. LIBOR + 0.350% 0.4344% 7/25/46 (b)(c)	4,921	4,954
Freddie Mac:
sequential payer:
Series 2015-4433 Class DE, 2% 8/15/32	411	413
Series 2015-4437 Class DE, 2% 10/15/32	464	467
Series 3949 Class MK, 4.5% 10/15/34	459	503

TOTAL U.S. GOVERNMENT AGENCY		16,852

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $61,569)		61,981

Commercial Mortgage Securities - 5.6%
BAMLL Commercial Mortgage Securities Trust sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (a)	2,246	2,340
Bayview Commercial Asset Trust Series 2006-2A Class IO, 0% 7/25/36 (a)(b)(e)(f)	4,042	0
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	1,853	1,899
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 0.85% 9/15/26 (a)(b)(c)	4,272	4,272
BX Commercial Mortgage Trust:
floater Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.7483% 5/15/38 (a)(b)(c)	3,400	3,402
floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(b)(c)	3,620	3,625
BX Trust:
floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 0.996% 11/15/35 (a)(b)(c)	5,910	5,915
floater sequential payer Series 2021-SOAR Class A, 0.766% 6/15/38 (a)(b)	3,633	3,639
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (a)(b)(c)	4,300	4,300
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.016% 10/15/36 (a)(b)(c)	7,344	7,355
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (a)	7,854	8,003
Series 2021-1A Class A1, 1.53% 3/15/61 (a)	4,589	4,676
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (a)(b)(c)	1,678	1,678
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(c)	6,210	6,210
CIM Retail Portfolio Trust floater Series 2021-RETL Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	2,492	2,495
Citigroup Commercial Mortgage Trust sequential payer:
Series 2012-GC8 Class A/S, 3.683% 9/10/45 (a)	3,636	3,715
Series 2014-GC21 Class AAB, 3.477% 5/10/47	1,279	1,330
Series 2016-GC36 Class AAB, 3.368% 2/10/49	3,081	3,247
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	3,841	3,847
Series 2014-CR18 Class ASB, 3.452% 7/15/47	5,649	5,806
Series 2012-CR4 Class ASB, 2.436% 10/15/45	1,499	1,516
Series 2013-LC6 Class ASB, 2.478% 1/10/46	1,183	1,196
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.076% 5/15/36 (a)(b)(c)	8,023	8,047
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	1,098	1,139
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 1.000% 1.096% 7/15/32 (a)(b)(c)	7,508	7,490
Extended Stay America Trust floater Series 2021-ESH Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(b)(c)	1,759	1,764
Freddie Mac Series K720 Class A2, 2.716% 6/25/22	2,500	2,530
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	3,050	3,071
Class A3, 3.482% 1/10/45	595	595
Series 2012-GCJ7 Class A/S, 4.085% 5/10/45	4,621	4,688
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)(b)	7,053	7,081
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	5,550	5,679
Series 2017-GS8 Class A1, 2.222% 11/10/50	2,574	2,597
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-C6 Class A/S, 4.1166% 5/15/45	2,944	2,995
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (a)	8,295	8,476
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.096% 9/15/29 (a)(b)(c)	3,240	3,244
sequential payer Series 2012-CBX Class A4, 3.4834% 6/15/45	550	557
Series 2012-C8 Class A/S, 3.4239% 10/15/45 (a)	1,723	1,760
Series 2012-CBX Class A/S, 4.2707% 6/15/45	4,539	4,644
Series 2013-LC11 Class A/S, 3.216% 4/15/46	3,949	4,081
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	3,432	3,435
Merit floater:
Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.246% 8/15/37 (a)(b)(c)	887	890
Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 7/15/38 (a)(b)(c)	1,937	1,938
Morgan Stanley BAML Trust:
sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	1,909	2,025
Series 2016-C32 Class A1, 1.968% 12/15/49	303	304
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	4,896	5,138
Series 2019-H7 Class A1, 2.327% 7/15/52	2,878	2,939
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8865% 4/10/46 (a)(b)(c)	4,701	4,690
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	1,478	1,498
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2015-LC22 Class ASB, 3.571% 9/15/58	4,147	4,389
Series 2017-RC1 Class ASB, 3.453% 1/15/60	4,291	4,560
WF-RBS Commercial Mortgage Trust sequential payer:
Series 2013-C12 Class ASB, 2.838% 3/15/48	216	220
Series 2013-C14 Class ASB, 2.977% 6/15/46	1,705	1,738
Series 2014-C20 Class ASB, 3.638% 5/15/47	1,101	1,144
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $186,311)		185,812

Municipal Securities - 0.3%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $9,345)	9,345	9,458

Bank Notes - 0.6%
Discover Bank 3.35% 2/6/23	6,882	7,152
First Republic Bank 1.912% 2/12/24 (b)	3,385	3,454
Truist Bank 1.25% 3/9/23	8,057	8,174
TOTAL BANK NOTES
(Cost $18,409)		18,780

Commercial Paper - 1.0%
Enel Finance America LLC yankee 0.37% 7/11/22	10,000	9,976
General Motors Financial Co., Inc.:
0.34% 10/22/21	$7,000	$6,996
0.34% 10/27/21	5,000	4,997
HSBC U.S.A., Inc. yankee:
0.4% 10/5/21	5,000	4,999
0.4% 2/9/22	5,000	4,994
Viatris, Inc. 0.68% 4/26/22	3,000	2,989
TOTAL COMMERCIAL PAPER
(Cost $34,938)		34,951
	Shares	Value (000s)

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.06% (g)
(Cost $16,749)	16,745,979	16,749
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $3,307,118)		3,335,148
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(9,146)
NET ASSETS - 100%		$3,326,002

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	88	Dec. 2021	$19,389	$12	$12

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $78,821,000.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Amounts shown as 0 in the Schedule of Investments may represent less than 1 share.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $824,623,000 or 24.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,000.

 (e) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$90,547	$1,361,726	$1,435,524	$58	$--	$--	$16,749	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	174,744	174,744	9	--	--	--	0.0%
Total	$90,547	$1,536,470	$1,610,268	$67	$--	$--	$16,749

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$1,596,382	$--	$1,596,382	$--
U.S. Government and Government Agency Obligations	829,519	--	829,519	--
U.S. Government Agency - Mortgage Securities	50,207	--	50,207	--
Asset-Backed Securities	531,309	--	531,309	--
Collateralized Mortgage Obligations	61,981	--	61,981	0
Commercial Mortgage Securities	185,812	--	185,812	--
Municipal Securities	9,458	--	9,458	--
Bank Notes	18,780	--	18,780	--
Commercial Paper	34,951	--	34,951	--
Money Market Funds	16,749	16,749	--	--
Total Investments in Securities:	$3,335,148	$16,749	$3,318,399	$0
Derivative Instruments:
Assets
Futures Contracts	$12	$12	$--	$--
Total Assets	$12	$12	$--	$--
Total Derivative Instruments:	$12	$12	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$12	$0
Total Interest Rate Risk	12	0
Total Value of Derivatives	$12	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.7%
United Kingdom	4.3%
Canada	3.6%
Cayman Islands	3.0%
Japan	1.1%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,290,369)	$3,318,399
Fidelity Central Funds (cost $16,749)	16,749
Total Investment in Securities (cost $3,307,118)		$3,335,148
Receivable for investments sold		1,451
Receivable for fund shares sold		2,684
Interest receivable		10,173
Distributions receivable from Fidelity Central Funds		1
Receivable from investment adviser for expense reductions		4
Other receivables		58
Total assets		3,349,519
Liabilities
Payable for investments purchased	$19,868
Payable for fund shares redeemed	1,948
Distributions payable	267
Accrued management fee	851
Distribution and service plan fees payable	66
Payable for daily variation margin on futures contracts	1
Other affiliated payables	458
Other payables and accrued expenses	58
Total liabilities		23,517
Net Assets		$3,326,002
Net Assets consist of:
Paid in capital		$3,286,700
Total accumulated earnings (loss)		39,302
Net Assets		$3,326,002
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($234,076 ÷ 26,809 shares)(a)		$8.73
Maximum offering price per share (100/98.50 of $8.73)		$8.86
Class M:
Net Asset Value and redemption price per share ($66,766 ÷ 7,647 shares)(a)		$8.73
Maximum offering price per share (100/98.50 of $8.73)		$8.86
Class C:
Net Asset Value and offering price per share ($33,072 ÷ 3,794 shares)(a)		$8.72
Short-Term Bond:
Net Asset Value, offering price and redemption price per share ($2,568,470 ÷ 294,301 shares)		$8.73
Class I:
Net Asset Value, offering price and redemption price per share ($268,603 ÷ 30,763 shares)		$8.73
Class Z:
Net Asset Value, offering price and redemption price per share ($155,015 ÷ 17,764 shares)		$8.73

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2021
Investment Income
Interest		$54,789
Income from Fidelity Central Funds (including $9 from security lending)		67
Total income		54,856
Expenses
Management fee	$10,321
Transfer agent fees	3,722
Distribution and service plan fees	907
Fund wide operations fee	1,787
Independent trustees' fees and expenses	11
Miscellaneous	3
Total expenses before reductions	16,751
Expense reductions	(56)
Total expenses after reductions		16,695
Net investment income (loss)		38,161
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,705
Redemptions in-kind with affiliated entities	31,279
Futures contracts	(815)
Total net realized gain (loss)		58,169
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(84,127)
Futures contracts	(43)
Total change in net unrealized appreciation (depreciation)		(84,170)
Net gain (loss)		(26,001)
Net increase (decrease) in net assets resulting from operations		$12,160

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$38,161	$104,656
Net realized gain (loss)	58,169	60,686
Change in net unrealized appreciation (depreciation)	(84,170)	39,048
Net increase (decrease) in net assets resulting from operations	12,160	204,390
Distributions to shareholders	(80,730)	(103,545)
Share transactions - net increase (decrease)	(1,772,035)	(679,152)
Total increase (decrease) in net assets	(1,840,605)	(578,307)
Net Assets
Beginning of period	5,166,607	5,744,914
End of period	$3,326,002	$5,166,607

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.89	$8.72	$8.53	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.082	.153	.178	.123	.082
Net realized and unrealized gain (loss)	(.065)	.168	.171	(.114)	(.011)
Total from investment operations	.017	.321	.349	.009	.071
Distributions from net investment income	(.118)	(.151)	(.159)	(.119)	(.081)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.177)	(.151)	(.159)	(.119)	(.081)
Net asset value, end of period	$8.73	$8.89	$8.72	$8.53	$8.64
Total ReturnB,C	.20%	3.73%	4.13%	.12%	.83%
Ratios to Average Net AssetsD,E
Expenses before reductions	.65%	.65%	.65%	.65%	.65%
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%	.65%
Expenses net of all reductions	.65%	.65%	.65%	.65%	.65%
Net investment income (loss)	.93%	1.75%	2.08%	1.43%	.94%
Supplemental Data
Net assets, end of period (in millions)	$234	$222	$175	$143	$170
Portfolio turnover rateF	64%G	67%G	46%	56%	56%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.89	$8.72	$8.53	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.082	.152	.177	.122	.081
Net realized and unrealized gain (loss)	(.065)	.169	.171	(.114)	(.011)
Total from investment operations	.017	.321	.348	.008	.070
Distributions from net investment income	(.118)	(.151)	(.158)	(.118)	(.080)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.177)	(.151)	(.158)	(.118)	(.080)
Net asset value, end of period	$8.73	$8.89	$8.72	$8.53	$8.64
Total ReturnB,C	.19%	3.72%	4.12%	.10%	.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	.65%	.66%	.67%	.67%	.66%
Expenses net of fee waivers, if any	.65%	.66%	.67%	.67%	.66%
Expenses net of all reductions	.65%	.66%	.67%	.66%	.66%
Net investment income (loss)	.93%	1.74%	2.06%	1.42%	.93%
Supplemental Data
Net assets, end of period (in millions)	$67	$73	$71	$70	$81
Portfolio turnover rateF	64%G	67%G	46%	56%	56%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.88	$8.72	$8.52	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.007	.078	.104	.049	.007
Net realized and unrealized gain (loss)	(.058)	.158	.181	(.123)	(.006)
Total from investment operations	(.051)	.236	.285	(.074)	.001
Distributions from net investment income	(.050)	(.076)	(.085)	(.046)	(.011)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.109)	(.076)	(.085)	(.046)	(.011)
Net asset value, end of period	$8.72	$8.88	$8.72	$8.52	$8.64
Total ReturnB,C	(.58)%	2.73%	3.36%	(.86)%	.02%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.51%	1.51%	1.51%	1.51%	1.52%
Expenses net of fee waivers, if any	1.51%	1.51%	1.51%	1.51%	1.52%
Expenses net of all reductions	1.51%	1.51%	1.51%	1.51%	1.51%
Net investment income (loss)	.08%	.89%	1.20%	.57%	.08%
Supplemental Data
Net assets, end of period (in millions)	$33	$43	$33	$52	$69
Portfolio turnover rateF	64%G	67%G	46%	56%	56%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.88	$8.72	$8.52	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.100	.171	.195	.140	.099
Net realized and unrealized gain (loss)	(.055)	.158	.181	(.123)	(.011)
Total from investment operations	.045	.329	.376	.017	.088
Distributions from net investment income	(.136)	(.169)	(.176)	(.137)	(.098)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.195)	(.169)	(.176)	(.137)	(.098)
Net asset value, end of period	$8.73	$8.88	$8.72	$8.52	$8.64
Total ReturnB	.51%	3.82%	4.47%	.20%	1.03%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.13%	1.95%	2.28%	1.64%	1.15%
Supplemental Data
Net assets, end of period (in millions)	$2,568	$4,420	$5,017	$4,617	$5,423
Portfolio turnover rateE	64%F	67%F	46%	56%	56%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.89	$8.72	$8.53	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.095	.166	.191	.135	.094
Net realized and unrealized gain (loss)	(.065)	.168	.171	(.113)	(.010)
Total from investment operations	.030	.334	.362	.022	.084
Distributions from net investment income	(.131)	(.164)	(.172)	(.132)	(.094)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.190)	(.164)	(.172)	(.132)	(.094)
Net asset value, end of period	$8.73	$8.89	$8.72	$8.53	$8.64
Total ReturnB	.34%	3.88%	4.29%	.26%	.97%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.50%	.50%	.51%	.51%	.51%
Expenses net of all reductions	.50%	.50%	.51%	.51%	.51%
Net investment income (loss)	1.08%	1.89%	2.22%	1.58%	1.09%
Supplemental Data
Net assets, end of period (in millions)	$269	$291	$334	$367	$425
Portfolio turnover rateE	64%F	67%F	46%	56%	56%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short-Term Bond Fund Class Z

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.88	$8.72	$8.51
Income from Investment Operations
Net investment income (loss)B	.107	.178	.190
Net realized and unrealized gain (loss)	(.055)	.159	.189
Total from investment operations	.052	.337	.379
Distributions from net investment income	(.143)	(.177)	(.169)
Distributions from net realized gain	(.059)	–	–
Total distributions	(.202)	(.177)	(.169)
Net asset value, end of period	$8.73	$8.88	$8.72
Total ReturnC,D	.60%	3.91%	4.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%G
Net investment income (loss)	1.22%	2.04%	2.43%G
Supplemental Data
Net assets, end of period (in millions)	$155	$118	$116
Portfolio turnover rateH	64%I	67%I	46%

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short-Term Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Short-Term Bond Fund	$58

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, redemptions in kind, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,967
Gross unrealized depreciation	(4,419)
Net unrealized appreciation (depreciation)	$29,548
Tax Cost	$3,305,600

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$609
Undistributed long-term capital gain	$9,144
Net unrealized appreciation (depreciation) on securities and other investments	$29,548

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$72,511	$ 103,545
Long-term Capital Gains	8,219	–
Total	$80,730	$ 103,545

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short-Term Bond Fund	1,170,379	1,372,911

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.15%	$357	$67
Class M	-%	.15%	106	3
Class C	.75%	.25%	444	78
			$907	$148

Sales Load. FDC may receive a front-end sales charge of up to 1.50% for selling Class A and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive a contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$67
Class M	5
Class C(a)	4
$76

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Short-Term Bond and Class Z. FIIOC receives an asset-based fee of Short-Term Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$353.15
Class M	110.15
Class C	69.16
Short-Term Bond	2,679.10
Class I	441.15
Class Z	70.05
	$3,722

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Short-Term Bond Fund	.05%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Short-Term Bond Fund	179,602	31,279	1,585,887	Short-Term Bond

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Short-Term Bond Fund	68,539	6,733	596,429	Short-Term Bond, Class I

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Short-Term Bond Fund	$3

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Short-Term Bond Fund	$1	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$55

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Short-Term Bond Fund
Distributions to shareholders
Class A	$4,730	$3,129
Class M	1,451	1,202
Class C	593	319
Short-Term Bond	64,521	92,470
Class I	6,419	4,291
Class Z	3,016	2,134
Total	$80,730	$103,545

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Short-Term Bond Fund
Class A
Shares sold	21,318	17,608	$187,232	$154,359
Reinvestment of distributions	497	336	4,372	2,941
Shares redeemed	(19,965)	(13,011)	(175,183)	(113,725)
Net increase (decrease)	1,850	4,933	$16,421	$43,575
Class M
Shares sold	1,964	2,480	$17,250	$21,708
Reinvestment of distributions	158	131	1,394	1,148
Shares redeemed	(2,691)	(2,515)	(23,615)	(21,993)
Net increase (decrease)	(569)	96	$(4,971)	$863
Class C
Shares sold	3,037	5,055	$26,740	$44,180
Reinvestment of distributions	65	35	575	303
Shares redeemed	(4,172)	(4,054)	(36,575)	(35,304)
Net increase (decrease)	(1,070)	1,036	$(9,260)	$9,179
Short-Term Bond
Shares sold	122,473	237,883	$1,073,926	$2,081,779
Reinvestment of distributions	6,408	9,328	56,377	81,673
Shares redeemed	(332,008)	(325,122)	(2,927,024)	(2,850,676)
Net increase (decrease)	(203,127)	(77,911)	$(1,796,721)	$(687,224)
Class I
Shares sold	24,796	28,508	$217,926	$251,087
Reinvestment of distributions	672	430	5,914	3,764
Shares redeemed	(27,388)	(34,495)	(240,315)	(301,301)
Net increase (decrease)	(1,920)	(5,557)	$(16,475)	$(46,450)
Class Z
Shares sold	8,846	9,584	$77,587	$84,013
Reinvestment of distributions	253	184	2,221	1,612
Shares redeemed	(4,660)	(9,693)	(40,837)	(84,721)
Net increase (decrease)	4,439	75	$38,971	$904

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Credit Risk.

The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Short-Term Bond Fund
Class A	.64%
Actual		$1,000.00	$1,000.10	$3.23
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Class M	.65%
Actual		$1,000.00	$1,000.10	$3.28
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Class C	1.49%
Actual		$1,000.00	$996.70	$7.50
Hypothetical-C		$1,000.00	$1,017.69	$7.58
Short-Term Bond	.45%
Actual		$1,000.00	$1,002.20	$2.27
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.50%
Actual		$1,000.00	$1,000.80	$2.52
Hypothetical-C		$1,000.00	$1,022.68	$2.55
Class Z	.36%
Actual		$1,000.00	$1,002.70	$1.82
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Short-Term Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Short-Term Bond Fund
Class A	10/11/21	10/08/21	$0.026
Class M	10/11/21	10/08/21	$0.026
Class C	10/11/21	10/08/21	$0.026
Short-Term Bond	10/11/21	10/08/21	$0.026
Class I	10/11/21	10/08/21	$0.026
Class Z	10/11/21	10/08/21	$0.026

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $19,958,442, or, if subsequently determined to be different, the net capital gain of such year.

A total of 9.45% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $81,450,330 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $94,174,537 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

STP-ANN-1021
1.703606.124

Fidelity® U.S. Bond Index Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® U.S. Bond Index Fund	(0.17)%	3.06%	3.15%

 The initial offering of Fidelity U.S. Bond Index Fund (formerly named Institutional Premium Class) took place on May 4, 2011. Returns prior to May 4, 2011 are those of the former Investor Class and have not been restated to reflect current expenses.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Bond Index Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$13,634	Fidelity® U.S. Bond Index Fund
$13,671	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:   For the fiscal year ending August 31, 2021, the fund returned -0.17%, about in line, net of fees, with the -0.08% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 12,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. Returns for various categories of U.S. taxable bonds were slightly negative to modestly positive for the year. Strong economic growth underpinned rising inflation expectations that nudged yields higher and placed broad pressure on U.S. bond prices. Demand for yield, coupled with an improving credit-quality outlook, helped cushion corporate bonds, while persistent inflation and interest-rate worries weighed more heavily on U.S. government bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger assumed co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	70.6%
AAA	3.9%
AA	3.2%
A	11.5%
BBB	12.2%
BB and Below	0.3%
Short-Term Investments and Net Other Assets*	(1.7)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	26.0%
U.S. Government and U.S. Government Agency Obligations	70.6%
Asset-Backed Securities	0.3%
CMOs and Other Mortgage Related Securities	1.2%
Municipal Bonds	0.6%
Other Investments	3.0%
Short-Term Investments and Net Other Assets (Liabilities)**	(1.7)%

 * Foreign investments - 7.0%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 26.0%
	Principal Amount (000s)	Value (000s)
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
1.65% 2/1/28	$8,500	$8,495
2.25% 2/1/32	14,000	13,912
2.75% 6/1/31	15,250	15,980
2.95% 7/15/26	6,575	7,090
3.3% 2/1/52	14,500	14,439
3.5% 6/1/41	7,820	8,240
3.5% 9/15/53 (a)	25,912	26,617
3.55% 6/1/24	2,465	2,632
3.55% 9/15/55 (a)	56,348	57,658
3.6% 7/15/25	5,210	5,706
3.65% 6/1/51	12,000	12,656
3.65% 9/15/59 (a)	32,266	33,193
3.8% 2/15/27	7,396	8,259
4.125% 2/17/26	22,450	25,134
4.35% 6/15/45	5,260	6,093
4.5% 3/9/48	6,726	7,966
4.65% 6/1/44	6,467	7,767
British Telecommunications PLC 9.625% 12/15/30 (b)	12,910	19,910
Orange SA 5.5% 2/6/44	2,465	3,489
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	11,012	12,429
4.895% 3/6/48	3,000	3,662
5.213% 3/8/47	5,383	6,753
5.52% 3/1/49	2,700	3,561
7.045% 6/20/36	2,136	3,098
Verizon Communications, Inc.:
1.45% 3/20/26	27,540	27,903
1.5% 9/18/30	3,300	3,181
1.68% 10/30/30	2,757	2,662
2.55% 3/21/31	43,360	44,788
2.625% 8/15/26	19,007	20,222
2.987% 10/30/56	71,711	69,180
3.55% 3/22/51	8,960	9,735
4.125% 3/16/27	5,753	6,578
4.272% 1/15/36	19,951	23,853
4.329% 9/21/28	12,570	14,678
4.4% 11/1/34	3,102	3,735
4.75% 11/1/41	822	1,030
5.012% 4/15/49	944	1,261
5.012% 8/21/54	10,319	14,209
		557,754
Entertainment - 0.1%
The Walt Disney Co.:
2% 9/1/29	8,583	8,750
2.65% 1/13/31	13,050	13,862
2.75% 9/1/49	8,574	8,540
3.5% 5/13/40	5,610	6,310
3.6% 1/13/51	5,590	6,450
3.7% 10/15/25	5,753	6,359
3.8% 5/13/60	5,610	6,709
4.7% 3/23/50	4,000	5,347
5.4% 10/1/43	3,184	4,486
6.15% 3/1/37	3,250	4,695
6.15% 2/15/41	8,628	12,849
		84,357
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	6,100	6,048
1.1% 8/15/30	12,100	11,606
1.998% 8/15/26	1,890	1,987
2.05% 8/15/50	12,100	10,981
		30,622
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.5% 6/1/41	27,682	27,985
3.7% 4/1/51	7,270	7,318
4.2% 3/15/28	9,039	10,230
4.908% 7/23/25	6,557	7,419
5.05% 3/30/29	5,000	5,920
5.125% 7/1/49	10,155	12,194
5.375% 5/1/47	4,690	5,771
5.75% 4/1/48	4,297	5,527
6.384% 10/23/35	11,053	14,774
6.484% 10/23/45	3,854	5,374
Comcast Corp.:
1.5% 2/15/31	11,700	11,218
1.95% 1/15/31	2,100	2,084
2.35% 1/15/27	19,558	20,638
2.45% 8/15/52	11,700	10,781
2.65% 2/1/30	6,480	6,817
2.8% 1/15/51	6,700	6,508
2.887% 11/1/51 (a)	15,309	15,237
2.937% 11/1/56 (a)	57,662	57,117
2.987% 11/1/63 (a)	9,051	8,907
3.15% 3/1/26	4,109	4,463
3.3% 2/1/27	9,788	10,752
3.375% 8/15/25	11,258	12,266
3.4% 4/1/30	6,000	6,668
3.45% 2/1/50	6,100	6,701
3.7% 4/15/24	8,522	9,199
3.75% 4/1/40	4,804	5,516
3.969% 11/1/47	4,274	5,024
4% 3/1/48	9,861	11,595
4.15% 10/15/28	15,490	17,971
Discovery Communications LLC:
3.25% 4/1/23	1,922	1,986
3.625% 5/15/30	9,840	10,780
4% 9/15/55	9,397	10,060
4.65% 5/15/50	9,840	11,675
5.2% 9/20/47	6,903	8,681
Fox Corp.:
4.03% 1/25/24	3,863	4,162
4.709% 1/25/29	8,530	10,042
5.476% 1/25/39	3,131	4,063
5.576% 1/25/49	7,653	10,527
Time Warner Cable LLC:
4.5% 9/15/42	9,039	10,108
7.3% 7/1/38	3,287	4,788
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	4,199	4,358
2.55% 2/15/22	2,309	2,334
3% 7/30/46	3,698	3,850
3.15% 9/17/25	7,782	8,458
4.125% 6/1/44	4,684	5,711
ViacomCBS, Inc.:
3.375% 2/15/28	8,670	9,531
4% 1/15/26	4,931	5,470
4.2% 6/1/29	7,390	8,506
4.375% 3/15/43	2,165	2,531
4.6% 1/15/45	5,999	7,230
4.95% 1/15/31	13,640	16,487
		493,312
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV:
3.125% 7/16/22	4,525	4,619
3.625% 4/22/29	6,897	7,568
6.125% 11/15/37	6,874	9,567
Rogers Communications, Inc.:
2.9% 11/15/26	2,055	2,206
3.625% 12/15/25	1,644	1,805
3.7% 11/15/49	5,000	5,308
4.1% 10/1/23	3,965	4,221
5.45% 10/1/43	4,746	6,243
T-Mobile U.S.A., Inc.:
2.05% 2/15/28	12,340	12,563
3.3% 2/15/51	12,340	12,377
3.5% 4/15/25	7,220	7,793
3.75% 4/15/27	6,920	7,659
3.875% 4/15/30	6,920	7,753
4.375% 4/15/40	6,920	8,062
4.5% 4/15/50	11,920	14,293
Vodafone Group PLC:
4.375% 5/30/28	21,035	24,470
5.125% 6/19/59	5,400	7,200
5.25% 5/30/48	19,643	26,166
		169,873

TOTAL COMMUNICATION SERVICES		1,335,918

CONSUMER DISCRETIONARY - 1.4%
Automobiles - 0.3%
American Honda Finance Corp.:
1.2% 7/8/25	9,626	9,716
1.7% 9/9/21	3,698	3,699
2.3% 9/9/26	4,109	4,339
3.55% 1/12/24	20,052	21,433
General Motors Co.:
5% 10/1/28	5,652	6,618
5.2% 4/1/45	3,509	4,301
5.95% 4/1/49	5,200	7,079
6.6% 4/1/36	4,799	6,563
6.75% 4/1/46	5,880	8,507
6.8% 10/1/27	10,900	13,735
General Motors Financial Co., Inc.:
3.25% 1/5/23	5,916	6,112
3.85% 1/5/28	5,753	6,315
4% 1/15/25	5,071	5,515
4% 10/6/26	3,024	3,345
4.3% 7/13/25	10,190	11,267
4.35% 1/17/27	6,575	7,399
4.375% 9/25/21	7,552	7,571
5.65% 1/17/29	17,583	21,393
Toyota Motor Corp.:
0.681% 3/25/24	22,770	22,847
2.358% 7/2/24	5,100	5,353
2.362% 3/25/31	11,000	11,572
		194,679
Diversified Consumer Services - 0.1%
Duke University 2.832% 10/1/55	3,842	4,045
George Washington University 4.3% 9/15/44	1,644	2,116
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	3,821	4,298
4.3% 2/21/48	4,084	5,030
Massachusetts Institute of Technology:
3.885% 7/1/2116	2,326	2,963
3.959% 7/1/38	3,883	4,688
Northwestern University 4.643% 12/1/44	2,753	3,661
President and Fellows of Harvard College:
3.3% 7/15/56	3,985	4,711
3.619% 10/1/37	822	967
Rice University 3.774% 5/15/55	1,560	1,956
Trustees of Princeton Univ. 5.7% 3/1/39	822	1,224
University Notre Dame du Lac 3.438% 2/15/45	2,737	3,227
University of Southern California:
2.945% 10/1/51	6,410	6,857
5.25% 10/1/2111	1,644	2,656
		48,399
Hotels, Restaurants & Leisure - 0.2%
Expedia, Inc. 3.25% 2/15/30	7,100	7,363
McDonald's Corp.:
3.3% 7/1/25	4,955	5,372
3.5% 7/1/27	7,880	8,747
3.6% 7/1/30	5,880	6,640
3.625% 9/1/49	10,170	11,425
3.7% 1/30/26	13,863	15,340
4.2% 4/1/50	4,930	6,049
4.45% 3/1/47	4,667	5,824
4.875% 12/9/45	4,462	5,870
6.3% 3/1/38	5,789	8,412
Metropolitan Museum of Art 3.4% 7/1/45	2,465	2,830
Starbucks Corp.:
2% 3/12/27	9,830	10,158
2.45% 6/15/26	8,218	8,719
3.5% 11/15/50	3,400	3,727
3.8% 8/15/25	5,711	6,305
3.85% 10/1/23	1,540	1,637
4% 11/15/28	5,753	6,639
4.5% 11/15/48	3,863	4,879
		125,936
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	17,140	16,844
3.15% 2/9/51	17,665	17,288
Amazon.com, Inc.:
0.8% 6/3/25	9,060	9,084
1% 5/12/26	5,263	5,291
1.5% 6/3/30	16,000	15,729
2.1% 5/12/31	5,432	5,570
2.4% 2/22/23	13,025	13,418
2.5% 6/3/50	5,260	5,050
2.8% 8/22/24	5,325	5,670
3.1% 5/12/51	5,432	5,852
3.15% 8/22/27	8,596	9,513
3.875% 8/22/37	9,029	10,772
4.05% 8/22/47	15,634	19,321
4.25% 8/22/57	7,457	9,715
4.8% 12/5/34	4,931	6,376
		155,493
Multiline Retail - 0.1%
Dollar Tree, Inc.:
3.7% 5/15/23	7,149	7,518
4% 5/15/25	6,575	7,220
Kohl's Corp.:
4.25% 7/17/25	3,000	3,279
9.5% 5/15/25	1,300	1,649
Macy's Retail Holdings LLC:
2.875% 2/15/23	1,165	1,185
4.3% 2/15/43	3,904	3,406
Nordstrom, Inc.:
4% 3/15/27	3,706	3,888
5% 1/15/44	1,644	1,635
Target Corp.:
3.9% 11/15/47	12,141	15,312
4% 7/1/42	5,753	7,218
		52,310
Specialty Retail - 0.3%
AutoZone, Inc.:
3.125% 7/15/23	3,143	3,281
3.25% 4/15/25	3,287	3,535
3.625% 4/15/25	9,520	10,366
3.7% 4/15/22	4,520	4,577
3.75% 6/1/27	4,770	5,361
4% 4/15/30	9,850	11,282
Lowe's Companies, Inc.:
1.3% 4/15/28	6,600	6,480
1.7% 10/15/30	10,000	9,713
3.65% 4/5/29	8,801	9,879
3.7% 4/15/46	2,876	3,212
4.05% 5/3/47	9,450	11,053
4.5% 4/15/30	9,950	11,810
O'Reilly Automotive, Inc. 3.85% 6/15/23	2,321	2,439
The Home Depot, Inc.:
2.375% 3/15/51	5,387	5,046
2.5% 4/15/27	9,970	10,669
2.8% 9/14/27	4,109	4,472
2.95% 6/15/29	17,190	18,825
3% 4/1/26	8,242	8,969
3.125% 12/15/49	5,500	5,898
3.3% 4/15/40	5,000	5,542
3.75% 2/15/24	5,527	5,931
3.9% 12/6/28	4,733	5,494
3.9% 6/15/47	7,048	8,476
4.2% 4/1/43	1,294	1,599
4.25% 4/1/46	2,696	3,412
4.5% 12/6/48	6,139	8,062
4.875% 2/15/44	2,362	3,188
5.875% 12/16/36	8,546	12,255
		200,826
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	5,140	5,447
2.85% 3/27/30	4,940	5,402
3.25% 3/27/40	10,000	11,162
3.375% 11/1/46	3,698	4,179
3.375% 3/27/50	4,940	5,680
		31,870

TOTAL CONSUMER DISCRETIONARY		809,513

CONSUMER STAPLES - 1.8%
Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	49,741	54,920
4.625% 2/1/44	4,725	5,759
4.7% 2/1/36	4,002	4,896
4.9% 2/1/46	14,940	18,868
Anheuser-Busch InBev Worldwide, Inc.:
4.439% 10/6/48	6,076	7,338
4.6% 4/15/48	15,408	18,947
5.55% 1/23/49	34,888	48,498
5.8% 1/23/59 (Reg. S)	11,463	16,975
8.2% 1/15/39	2,301	3,871
Constellation Brands, Inc.:
3.5% 5/9/27	8,218	9,090
3.7% 12/6/26	6,204	6,889
5.25% 11/15/48	5,950	8,051
Diageo Capital PLC:
1.375% 9/29/25	11,400	11,591
2% 4/29/30	12,200	12,292
2.125% 4/29/32	11,000	11,121
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	2,600	2,957
4.057% 5/25/23	6,198	6,573
4.985% 5/25/38	5,916	7,543
5.085% 5/25/48	8,000	10,716
Molson Coors Beverage Co.:
3% 7/15/26	14,299	15,362
4.2% 7/15/46	10,872	12,285
PepsiCo, Inc.:
1.4% 2/25/31	12,880	12,625
1.625% 5/1/30	35,483	35,373
2.25% 5/2/22	9,861	9,978
2.375% 10/6/26	5,547	5,941
3% 10/15/27	14,965	16,532
3.6% 8/13/42	2,465	2,877
3.875% 3/19/60	5,000	6,235
4.25% 10/22/44	4,931	6,184
4.45% 4/14/46	4,766	6,230
The Coca-Cola Co.:
1.375% 3/15/31	10,000	9,629
1.45% 6/1/27	6,880	7,017
1.65% 6/1/30	6,890	6,831
2.5% 6/1/40	6,890	6,910
2.5% 3/15/51	5,000	4,850
2.6% 6/1/50	6,890	6,824
2.75% 6/1/60	6,890	6,925
		445,503
Food & Staples Retailing - 0.3%
Costco Wholesale Corp.:
1.375% 6/20/27	14,480	14,642
2.75% 5/18/24	4,931	5,219
Kroger Co.:
1.7% 1/15/31	4,360	4,220
2.65% 10/15/26	2,342	2,497
3.5% 2/1/26	3,287	3,627
3.95% 1/15/50	3,000	3,490
5.15% 8/1/43	2,240	2,957
5.4% 1/15/49	5,349	7,433
Sysco Corp.:
3.3% 7/15/26	2,696	2,934
3.3% 2/15/50	11,600	12,165
3.75% 10/1/25	4,684	5,151
6.6% 4/1/40	8,100	12,098
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	10,310	11,128
3.45% 6/1/26	4,109	4,486
4.65% 6/1/46	4,520	5,356
Walmart, Inc.:
2.95% 9/24/49	5,200	5,613
3.3% 4/22/24	15,613	16,669
3.4% 6/26/23	7,692	8,113
3.7% 6/26/28	10,108	11,540
4.05% 6/29/48	14,931	18,902
4.3% 4/22/44	4,931	6,280
5.625% 4/1/40	1,644	2,381
5.625% 4/15/41	3,780	5,528
6.5% 8/15/37	6,800	10,369
		182,798
Food Products - 0.3%
Campbell Soup Co.:
2.5% 8/2/22	3,904	3,981
4.8% 3/15/48	11,504	14,530
Conagra Brands, Inc.:
3.2% 1/25/23	3,778	3,897
4.3% 5/1/24	7,372	8,032
4.85% 11/1/28	11,201	13,367
5.3% 11/1/38	4,072	5,264
5.4% 11/1/48	7,376	10,041
General Mills, Inc.:
2.875% 4/15/30	5,977	6,391
3% 2/1/51 (a)	5,022	5,220
3.7% 10/17/23	11,463	12,202
4.2% 4/17/28	14,134	16,280
Kellogg Co.:
3.25% 4/1/26	3,057	3,342
4.3% 5/15/28	4,931	5,716
Tyson Foods, Inc.:
3.95% 8/15/24	6,225	6,755
4% 3/1/26	6,056	6,757
4.35% 3/1/29	7,396	8,646
5.1% 9/28/48	7,664	10,457
Unilever Capital Corp.:
1.375% 9/14/30	15,085	14,703
2% 7/28/26	1,716	1,793
3.1% 7/30/25	2,383	2,585
		159,959
Household Products - 0.2%
Colgate-Palmolive Co. 3.25% 3/15/24	8,218	8,789
Kimberly-Clark Corp.:
1.05% 9/15/27	17,353	17,210
2.4% 3/1/22	4,274	4,320
2.4% 6/1/23	6,575	6,815
3.1% 3/26/30	3,462	3,850
3.2% 7/30/46	2,055	2,274
3.95% 11/1/28	7,000	8,148
Procter & Gamble Co.:
1% 4/23/26	9,450	9,504
1.95% 4/23/31	15,000	15,381
2.3% 2/6/22	3,863	3,898
2.85% 8/11/27	3,698	4,046
3% 3/25/30	8,140	9,030
3.1% 8/15/23	8,218	8,682
		101,947
Personal Products - 0.0%
Estee Lauder Companies, Inc. 1.95% 3/15/31	14,000	14,193
Tobacco - 0.3%
Altria Group, Inc.:
3.8% 2/14/24	3,821	4,098
3.875% 9/16/46	8,218	8,298
4.25% 8/9/42	8,036	8,521
4.8% 2/14/29	10,905	12,684
5.8% 2/14/39	7,684	9,621
5.95% 2/14/49	8,546	11,097
BAT Capital Corp.:
3.222% 8/15/24	8,464	8,982
3.557% 8/15/27	17,397	18,826
4.39% 8/15/37	8,920	9,698
4.54% 8/15/47	13,757	14,745
4.758% 9/6/49	10,000	10,997
Philip Morris International, Inc.:
2.125% 5/10/23	2,547	2,615
2.75% 2/25/26	3,082	3,293
3.6% 11/15/23	3,017	3,230
3.875% 8/21/42	3,965	4,382
4.125% 3/4/43	8,218	9,353
4.875% 11/15/43	4,931	6,178
6.375% 5/16/38	1,192	1,700
Reynolds American, Inc.:
4.45% 6/12/25	5,801	6,428
4.85% 9/15/23	1,479	1,608
5.85% 8/15/45	3,484	4,309
7.25% 6/15/37	5,933	8,077
		168,740

TOTAL CONSUMER STAPLES		1,073,140

ENERGY - 2.0%
Energy Equipment & Services - 0.0%
Baker Hughes Co.:
4.08% 12/15/47	19,765	22,675
5.125% 9/15/40	1,644	2,114
Halliburton Co.:
2.92% 3/1/30	7,920	8,229
3.8% 11/15/25	522	575
5% 11/15/45	6,196	7,445
7.45% 9/15/39	1,233	1,799
		42,837
Oil, Gas & Consumable Fuels - 2.0%
Apache Corp. 5.1% 9/1/40	2,465	2,742
Boardwalk Pipelines LP 4.95% 12/15/24	3,904	4,339
BP Capital Markets PLC:
2.5% 11/6/22	2,465	2,529
3.279% 9/19/27	10,470	11,555
Canadian Natural Resources Ltd.:
2.95% 1/15/23	9,580	9,883
3.9% 2/1/25	1,540	1,671
4.95% 6/1/47	5,259	6,582
5.85% 2/1/35	9,900	12,820
6.25% 3/15/38	5,629	7,594
Cenovus Energy, Inc.:
3% 8/15/22	1,397	1,423
3.8% 9/15/23	1,438	1,513
4.25% 4/15/27	7,807	8,662
5.4% 6/15/47	7,724	9,514
6.75% 11/15/39	1,644	2,220
Chevron Corp.:
1.141% 5/11/23	6,420	6,515
1.554% 5/11/25	6,120	6,277
1.995% 5/11/27	5,120	5,312
2.236% 5/11/30	6,120	6,335
2.895% 3/3/24	19,336	20,439
2.954% 5/16/26	9,039	9,799
2.978% 5/11/40	5,120	5,355
3.078% 5/11/50	6,120	6,460
Chevron U.S.A., Inc.:
4.2% 10/15/49	3,600	4,481
4.95% 8/15/47	11,341	15,575
Columbia Pipeline Group, Inc. 4.5% 6/1/25	2,732	3,056
ConocoPhillips Co.:
4.95% 3/15/26	20,174	23,384
5.95% 3/15/46	4,931	7,413
6.5% 2/1/39	6,187	9,128
DCP Midstream Operating LP 3.875% 3/15/23	3,102	3,187
Devon Energy Corp.:
5% 6/15/45	13,676	16,183
5.6% 7/15/41	2,362	2,953
Eastern Gas Transmission & Storage, Inc. 3.9% 11/15/49 (a)	10,000	11,058
Enbridge, Inc.:
3.5% 6/10/24	2,321	2,482
5.5% 12/1/46	11,908	16,308
Energy Transfer LP:
3.6% 2/1/23	7,026	7,266
3.75% 5/15/30	13,750	14,929
3.9% 7/15/26	6,180	6,784
4.95% 6/15/28	7,749	8,976
5% 5/15/50	14,560	17,059
5.15% 3/15/45	6,575	7,631
5.3% 4/1/44	4,766	5,553
5.4% 10/1/47	4,520	5,487
5.8% 6/15/38	7,200	8,880
6% 6/15/48	16,127	20,605
6.25% 4/15/49	2,395	3,171
Enterprise Products Operating LP:
3.7% 2/15/26	1,454	1,607
3.95% 2/15/27	21,267	23,793
4.05% 2/15/22	7,663	7,792
4.2% 1/31/50	4,890	5,652
4.25% 2/15/48	16,386	19,027
4.8% 2/1/49	6,035	7,518
4.85% 8/15/42	2,055	2,544
4.85% 3/15/44	4,109	5,097
4.9% 5/15/46	3,517	4,393
5.7% 2/15/42	1,644	2,232
7.55% 4/15/38	1,644	2,536
EOG Resources, Inc. 4.15% 1/15/26	4,602	5,159
Equinor ASA:
2.375% 5/22/30	9,460	9,833
3.125% 4/6/30	8,200	8,998
3.625% 9/10/28	9,927	11,205
3.7% 3/1/24	2,999	3,233
3.7% 4/6/50	13,119	15,334
5.1% 8/17/40	1,644	2,213
Exxon Mobil Corp.:
1.571% 4/15/23	30,000	30,606
2.726% 3/1/23	8,218	8,476
3.043% 3/1/26	6,846	7,424
3.452% 4/15/51	3,430	3,793
3.482% 3/19/30	20,000	22,485
3.567% 3/6/45	5,464	6,075
Hess Corp.:
3.5% 7/15/24	3,123	3,303
5.6% 2/15/41	2,794	3,486
5.8% 4/1/47	3,500	4,552
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	10,025	10,376
3.5% 9/1/23	1,644	1,726
3.95% 9/1/22	5,753	5,907
4.25% 9/1/24	12,326	13,437
4.7% 11/1/42	3,123	3,662
5% 3/1/43	822	996
5.5% 3/1/44	5,750	7,312
5.625% 9/1/41	822	1,058
6.55% 9/15/40	2,465	3,476
Kinder Morgan, Inc.:
4.3% 3/1/28	8,192	9,356
5.2% 3/1/48	7,215	9,093
5.3% 12/1/34	7,026	8,697
5.55% 6/1/45	8,000	10,381
Magellan Midstream Partners LP:
4.25% 9/15/46	4,520	5,107
5% 3/1/26	2,465	2,830
Marathon Oil Corp.:
3.85% 6/1/25	5,753	6,315
5.2% 6/1/45	4,109	4,968
Marathon Petroleum Corp.:
4.5% 4/1/48	4,790	5,457
4.7% 5/1/25	18,000	20,157
4.75% 12/15/23	4,697	5,085
6.5% 3/1/41	822	1,144
MPLX LP:
4.125% 3/1/27	7,765	8,713
4.7% 4/15/48	16,024	18,728
4.8% 2/15/29	7,552	8,841
5.2% 3/1/47	5,029	6,189
5.5% 2/15/49	7,130	9,207
ONEOK Partners LP 3.375% 10/1/22	4,109	4,206
ONEOK, Inc.:
4.45% 9/1/49	4,800	5,414
4.95% 7/13/47	4,807	5,658
5.2% 7/15/48	2,482	3,047
Ovintiv, Inc. 6.5% 2/1/38	7,299	10,085
Phillips 66 Co.:
4.875% 11/15/44	822	1,030
5.875% 5/1/42	7,807	10,712
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	5,916	6,306
4.65% 10/15/25	10,066	11,217
4.9% 2/15/45	1,561	1,690
6.65% 1/15/37	2,297	3,031
Shell International Finance BV:
1.75% 9/12/21	5,342	5,344
2% 11/7/24	8,100	8,443
2.375% 8/21/22	2,465	2,517
2.375% 4/6/25	18,500	19,423
2.375% 11/7/29	27,200	28,441
3.125% 11/7/49	11,500	12,140
3.25% 5/11/25	11,637	12,608
3.5% 11/13/23	5,753	6,137
3.875% 11/13/28	7,000	8,039
4% 5/10/46	3,287	3,928
4.375% 5/11/45	10,930	13,611
6.375% 12/15/38	3,452	5,110
Spectra Energy Partners LP:
3.375% 10/15/26	13,403	14,521
4.75% 3/15/24	3,965	4,322
Suncor Energy, Inc.:
3.6% 12/1/24	5,823	6,277
4% 11/15/47	4,109	4,634
6.8% 5/15/38	6,940	9,961
6.85% 6/1/39	1,644	2,408
The Williams Companies, Inc.:
3.35% 8/15/22	2,301	2,349
3.75% 6/15/27	19,197	21,325
3.9% 1/15/25	2,897	3,143
4.55% 6/24/24	4,663	5,107
4.85% 3/1/48	6,928	8,512
5.75% 6/24/44	1,561	2,085
Total Capital International SA:
2.7% 1/25/23	1,561	1,614
2.875% 2/17/22	3,431	3,475
3.127% 5/29/50	2,930	3,033
3.455% 2/19/29	17,537	19,610
3.461% 7/12/49	5,360	5,851
3.75% 4/10/24	1,644	1,778
TransCanada PipeLines Ltd.:
2.5% 8/1/22	4,109	4,191
4.75% 5/15/38	8,622	10,456
4.875% 1/15/26	4,109	4,716
4.875% 5/15/48	4,043	5,197
5.1% 3/15/49	2,874	3,806
6.1% 6/1/40	5,505	7,598
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	4,800	5,196
3.95% 5/15/50	4,800	5,409
4.45% 8/1/42	6,369	7,696
4.6% 3/15/48	3,287	4,017
Valero Energy Corp.:
2.85% 4/15/25	13,579	14,331
4% 4/1/29	7,664	8,478
6.625% 6/15/37	4,454	6,084
		1,182,989

TOTAL ENERGY		1,225,826

FINANCIALS - 8.3%
Banks - 4.7%
Australia and New Zealand Banking Group Ltd. 3.7% 11/16/25	5,696	6,374
Banco Santander SA:
1.849% 3/25/26	13,400	13,617
2.958% 3/25/31	14,800	15,334
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (b)(c)	20,750	21,370
1.658% 3/11/27 (b)	15,940	16,115
1.734% 7/22/27 (b)	15,677	15,886
2.087% 6/14/29 (b)	4,700	4,768
2.299% 7/21/32 (b)	8,040	8,088
2.503% 10/21/22	7,396	7,418
2.651% 3/11/32 (b)	15,180	15,736
2.676% 6/19/41 (b)	10,200	10,050
2.687% 4/22/32 (b)	7,361	7,650
2.831% 10/24/51(b)	8,260	8,131
2.972% 7/21/52 (b)	8,040	8,122
3.004% 12/20/23 (b)	8,707	8,990
3.194% 7/23/30 (b)	39,496	42,746
3.248% 10/21/27	3,082	3,362
3.366% 1/23/26 (b)	21,711	23,322
3.419% 12/20/28 (b)	24,895	27,342
3.593% 7/21/28 (b)	9,122	10,086
3.705% 4/24/28 (b)	7,232	8,016
3.864% 7/23/24 (b)	19,969	21,167
3.97% 3/5/29 (b)	18,000	20,309
3.974% 2/7/30 (b)	11,619	13,197
4% 4/1/24	3,997	4,346
4% 1/22/25	4,931	5,389
4.083% 3/20/51 (b)	5,200	6,277
4.1% 7/24/23	5,753	6,159
4.183% 11/25/27	4,232	4,756
4.2% 8/26/24	6,985	7,656
4.25% 10/22/26	3,287	3,733
4.271% 7/23/29 (b)	14,800	17,017
4.33% 3/15/50 (b)	10,757	13,446
4.443% 1/20/48 (b)	12,532	15,823
4.45% 3/3/26	10,683	12,050
5% 1/21/44	4,412	5,931
6.11% 1/29/37	5,815	8,003
7.75% 5/14/38	3,431	5,437
Bank of Montreal:
3.3% 2/5/24	13,320	14,207
3.803% 12/15/32 (b)	9,580	10,593
Bank of Nova Scotia:
3.4% 2/11/24	33,229	35,455
4.5% 12/16/25	13,050	14,788
Barclays PLC:
2.852% 5/7/26 (b)	11,000	11,642
3.932% 5/7/25 (b)	13,028	14,040
4.337% 1/10/28	4,602	5,187
4.375% 1/12/26	4,289	4,823
4.836% 5/9/28	7,889	8,942
4.95% 1/10/47	13,280	17,422
5.25% 8/17/45	4,602	6,241
BB&T Corp.:
2.75% 4/1/22	7,289	7,380
3.75% 12/6/23	14,460	15,507
BPCE SA 4% 4/15/24	1,716	1,870
Capital One Bank NA 3.375% 2/15/23	2,079	2,167
Citigroup, Inc.:
3 month U.S. LIBOR + 1.020% 4.044% 6/1/24 (b)(c)	16,435	17,432
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (b)(c)	18,944	20,820
1.122% 1/28/27 (b)	14,600	14,472
2.561% 5/1/32 (b)	12,400	12,754
2.75% 4/25/22	11,989	12,159
3.106% 4/8/26 (b)	25,600	27,378
3.142% 1/24/23 (b)	18,901	19,108
3.668% 7/24/28 (b)	6,229	6,903
3.7% 1/12/26	9,146	10,111
3.887% 1/10/28 (b)	3,698	4,118
3.98% 3/20/30 (b)	29,252	33,217
4.125% 7/25/28	12,688	14,351
4.4% 6/10/25	3,287	3,657
4.412% 3/31/31 (b)	8,000	9,373
4.6% 3/9/26	4,931	5,617
4.65% 7/23/48	11,650	15,462
4.75% 5/18/46	6,467	8,332
5.3% 5/6/44	1,644	2,231
5.5% 9/13/25	4,109	4,775
5.875% 1/30/42	1,377	1,996
8.125% 7/15/39	6,575	11,338
Citizens Financial Group, Inc. 2.638% 9/30/32	1,554	1,580
Comerica, Inc. 3.8% 7/22/26	2,999	3,309
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	10,296	10,660
Discover Bank 4.2% 8/8/23	5,753	6,161
Export-Import Bank of Korea:
0.625% 2/9/26	21,550	21,224
1.125% 12/29/26	3,300	3,311
2.375% 6/25/24	3,000	3,157
2.875% 1/21/25	6,245	6,657
5% 4/11/22	5,071	5,213
Fifth Third Bancorp:
2.55% 5/5/27	12,200	12,946
2.6% 6/15/22	6,146	6,247
3.5% 3/15/22	1,356	1,376
8.25% 3/1/38	1,708	2,875
HSBC Holdings PLC:
2.013% 9/22/28 (b)	40,050	40,429
2.099% 6/4/26 (b)	15,000	15,423
3.803% 3/11/25 (b)	26,696	28,626
3.9% 5/25/26	9,039	10,051
4.25% 8/18/25	4,602	5,091
4.292% 9/12/26 (b)	38,247	42,483
4.375% 11/23/26	23,584	26,523
4.95% 3/31/30	11,926	14,403
5.25% 3/14/44	3,946	5,230
6.5% 9/15/37	8,628	12,076
6.8% 6/1/38	5,000	7,212
HSBC U.S.A., Inc. 3.5% 6/23/24	5,753	6,203
Huntington Bancshares, Inc. 2.3% 1/14/22	6,753	6,793
ING Groep NV:
1.726% 4/1/27 (b)	7,576	7,690
2.727% 4/1/32 (b)	7,660	7,966
Japan Bank International Cooperation:
0.625% 5/22/23	23,300	23,444
1.25% 1/21/31	32,152	31,518
1.875% 7/21/26	3,260	3,399
2.125% 2/10/25	1,716	1,799
2.25% 11/4/26	4,486	4,758
2.375% 11/16/22	9,438	9,681
2.375% 4/20/26	10,730	11,439
2.75% 1/21/26	2,720	2,939
2.875% 6/1/27	6,246	6,846
3.25% 7/20/28	7,396	8,370
3.375% 10/31/23	26,700	28,406
JPMorgan Chase & Co.:
0.768% 8/9/25 (b)	37,200	37,127
1.953% 2/4/32 (b)	13,200	12,963
2.083% 4/22/26 (b)	30,280	31,271
2.522% 4/22/31 (b)	9,850	10,192
2.776% 4/25/23 (b)	4,109	4,174
2.95% 10/1/26	20,733	22,361
2.956% 5/13/31 (b)	10,250	10,854
3.109% 4/22/51 (b)	12,250	12,819
3.22% 3/1/25 (b)	14,331	15,202
3.25% 9/23/22	3,287	3,392
3.3% 4/1/26	7,396	8,084
3.375% 5/1/23	1,561	1,635
3.509% 1/23/29 (b)	26,000	28,732
3.54% 5/1/28 (b)	13,970	15,405
3.559% 4/23/24 (b)	8,218	8,628
3.797% 7/23/24 (b)	11,382	12,077
3.875% 9/10/24	26,892	29,273
3.882% 7/24/38 (b)	3,698	4,299
3.9% 7/15/25	17,750	19,551
3.96% 1/29/27 (b)	10,000	11,134
3.964% 11/15/48 (b)	7,724	9,134
4.005% 4/23/29 (b)	16,874	19,147
4.125% 12/15/26	4,828	5,481
4.203% 7/23/29 (b)	35,899	41,237
4.452% 12/5/29 (b)	10,040	11,725
4.5% 1/24/22	10,683	10,864
4.85% 2/1/44	4,109	5,433
4.95% 6/1/45	7,843	10,470
5.5% 10/15/40	4,684	6,523
5.6% 7/15/41	1,233	1,736
5.625% 8/16/43	4,109	5,781
KeyBank NA 3.4% 5/20/26	4,289	4,702
Korea Development Bank:
0.4% 6/19/24	9,000	8,970
1.625% 1/19/31	11,000	10,947
Lloyds Banking Group PLC:
4.344% 1/9/48	12,326	14,786
4.582% 12/10/25	9,580	10,792
4.65% 3/24/26	7,067	8,014
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (b)	9,250	9,309
2.19% 9/13/21	2,368	2,369
2.309% 7/20/32 (b)	9,000	9,080
2.801% 7/18/24	6,706	7,091
2.998% 2/22/22	7,560	7,659
3.195% 7/18/29	11,687	12,719
3.455% 3/2/23	15,071	15,774
3.751% 7/18/39	6,514	7,490
3.85% 3/1/26	538	601
3.961% 3/2/28	18,079	20,566
Mizuho Financial Group, Inc.:
1.554% 7/9/27 (b)	9,500	9,562
2.226% 5/25/26 (b)	11,200	11,609
2.26% 7/9/32 (b)	9,400	9,399
2.591% 5/25/31 (b)	13,600	14,091
2.953% 2/28/22	7,067	7,161
3.549% 3/5/23	9,861	10,326
National Australia Bank Ltd. 2.5% 5/22/22	8,218	8,358
Oesterreichische Kontrollbank AG:
0.375% 9/17/25	8,959	8,836
2.375% 10/1/21	3,883	3,890
2.875% 9/7/21	3,455	3,456
PNC Financial Services Group, Inc.:
1.15% 8/13/26	10,353	10,434
2.2% 11/1/24	5,540	5,813
2.6% 7/23/26	20,000	21,401
3.5% 1/23/24	14,370	15,362
3.9% 4/29/24	4,643	5,027
Rabobank Nederland:
3.75% 7/21/26	15,819	17,499
3.95% 11/9/22	4,546	4,735
4.375% 8/4/25	5,147	5,753
5.25% 5/24/41	2,465	3,474
Rabobank Nederland New York Branch:
2.75% 1/10/23	13,970	14,440
3.375% 5/21/25	3,217	3,522
Royal Bank of Canada:
1.2% 4/27/26	9,230	9,250
2.75% 2/1/22	10,683	10,796
4.65% 1/27/26	10,675	12,195
Royal Bank of Scotland Group PLC:
3 month U.S. LIBOR + 1.750% 4.892% 5/18/29 (b)(c)	7,000	8,235
3.498% 5/15/23 (b)	8,411	8,589
3.754% 11/1/29 (b)	10,600	11,281
3.875% 9/12/23	3,260	3,470
4.445% 5/8/30 (b)	5,748	6,631
4.8% 4/5/26	5,424	6,206
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	8,973	9,302
Sumitomo Mitsui Banking Corp. 3.4% 7/11/24	4,911	5,283
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	11,700	11,869
2.142% 9/23/30	11,400	11,187
2.348% 1/15/25	7,400	7,727
2.442% 10/19/21	12,326	12,363
2.75% 1/15/30	7,000	7,416
2.778% 10/18/22	6,204	6,379
2.784% 7/12/22	8,620	8,809
2.846% 1/11/22	8,711	8,794
3.102% 1/17/23	31,345	32,536
3.936% 10/16/23	12,886	13,835
Synchrony Bank 3% 6/15/22	5,753	5,863
The Toronto-Dominion Bank:
2.65% 6/12/24	19,100	20,190
3.25% 3/11/24	25,000	26,693
3.5% 7/19/23	8,218	8,719
Truist Financial Corp. 1.267% 3/2/27 (b)	26,941	27,025
U.S. Bancorp:
1.375% 7/22/30	10,000	9,682
2.625% 1/24/22	11,402	11,485
3% 7/30/29	8,900	9,694
3.1% 4/27/26	7,396	8,054
Wells Fargo & Co.:
2.164% 2/11/26 (b)	30,500	31,659
2.188% 4/30/26 (b)	24,150	25,084
2.406% 10/30/25 (b)	41,860	43,742
2.572% 2/11/31 (b)	19,310	20,051
3% 10/23/26	16,706	18,062
3.068% 4/30/41 (b)	14,600	15,303
3.3% 9/9/24	3,800	4,093
3.45% 2/13/23	3,020	3,151
3.55% 9/29/25	3,484	3,822
3.75% 1/24/24	35,240	37,760
3.9% 5/1/45	3,911	4,671
4.1% 6/3/26	2,650	2,978
4.4% 6/14/46	5,868	7,160
4.48% 1/16/24	3,135	3,413
4.75% 12/7/46	13,148	16,743
4.9% 11/17/45	7,928	10,284
5.013% 4/4/51 (b)	4,980	6,934
5.375% 11/2/43	5,520	7,437
5.606% 1/15/44	9,352	12,951
Westpac Banking Corp.:
2.5% 6/28/22	20,897	21,303
2.85% 5/13/26	3,904	4,232
3.3% 2/26/24	26,696	28,579
4.11% 7/24/34 (b)	10,000	11,042
4.421% 7/24/39	4,790	5,741
Zions Bancorp NA 4.5% 6/13/23	171	181
		2,790,256
Capital Markets - 1.6%
Affiliated Managers Group, Inc. 3.5% 8/1/25	3,904	4,256
Ares Capital Corp. 2.15% 7/15/26	16,646	16,767
Bank of New York Mellon Corp.:
1.8% 7/28/31	17,193	17,059
2.6% 2/7/22	8,218	8,288
2.8% 5/4/26	4,626	4,989
2.95% 1/29/23	12,326	12,763
BlackRock, Inc. 3.5% 3/18/24	2,383	2,570
Brookfield Finance, Inc. 2.724% 4/15/31	20,678	21,510
Charles Schwab Corp.:
0.75% 3/18/24	23,014	23,170
2% 3/20/28	17,350	17,879
Credit Suisse AG:
3% 10/29/21	2,573	2,584
3.625% 9/9/24	8,156	8,838
Credit Suisse Group AG:
3.8% 6/9/23	16,435	17,329
4.55% 4/17/26	6,985	7,916
4.875% 5/15/45	9,289	11,931
Deutsche Bank AG:
4.1% 1/13/26	9,900	10,857
4.5% 4/1/25	2,573	2,772
Deutsche Bank AG New York Branch:
3.3% 11/16/22	7,560	7,809
3.7% 5/30/24	8,054	8,611
3.95% 2/27/23	14,178	14,864
4.1% 1/13/26	17,914	19,645
Eaton Vance Corp. 3.625% 6/15/23	2,321	2,447
Franklin Resources, Inc. 2.85% 3/30/25	3,123	3,333
GE Capital Funding LLC 4.4% 5/15/30	5,000	5,857
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (b)	14,110	14,029
1.093% 12/9/26 (b)	34,300	34,034
2.383% 7/21/32 (b)	23,220	23,475
2.6% 2/7/30	10,000	10,423
2.615% 4/22/32 (b)	25,410	26,226
3.2% 2/23/23	19,041	19,777
3.5% 1/23/25	22,109	23,816
3.625% 1/22/23	7,396	7,735
3.625% 2/20/24	8,628	9,236
3.691% 6/5/28 (b)	14,600	16,217
3.75% 2/25/26	4,782	5,279
3.85% 7/8/24	3,123	3,377
3.85% 1/26/27	24,850	27,474
4.25% 10/21/25	4,109	4,585
4.411% 4/23/39 (b)	3,900	4,780
4.75% 10/21/45	12,967	17,108
5.75% 1/24/22	3,534	3,611
5.95% 1/15/27	12,326	15,010
6.75% 10/1/37	16,810	24,492
Intercontinental Exchange, Inc.:
0.7% 6/15/23	3,400	3,415
1.85% 9/15/32	9,300	8,966
2.65% 9/15/40	9,300	9,060
3.75% 12/1/25	4,725	5,212
3.75% 9/21/28	7,667	8,621
4% 10/15/23	3,082	3,305
4.25% 9/21/48	8,680	10,597
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15% 1/23/30	5,000	5,668
Moody's Corp. 4.875% 12/17/48	8,517	11,465
Morgan Stanley:
3 month U.S. LIBOR + 1.430% 4.457% 4/22/39 (b)(c)	6,212	7,681
1.512% 7/20/27 (b)	8,080	8,112
1.593% 5/4/27 (b)	11,790	11,901
2.188% 4/28/26 (b)	20,150	20,943
2.239% 7/21/32 (b)	7,650	7,670
2.625% 11/17/21	14,282	14,355
2.72% 7/22/25 (b)	15,600	16,401
2.75% 5/19/22	9,861	10,040
3.125% 1/23/23	50,292	52,241
3.125% 7/27/26	4,602	4,994
3.217% 4/22/42 (b)	14,940	16,016
3.591% 7/22/28 (b)	6,985	7,760
3.7% 10/23/24	4,931	5,371
3.75% 2/25/23	5,568	5,844
3.772% 1/24/29 (b)	10,090	11,270
3.875% 4/29/24	12,064	13,067
3.875% 1/27/26	4,315	4,811
3.95% 4/23/27	28,092	31,553
3.971% 7/22/38 (b)	5,136	6,015
4.3% 1/27/45	1,644	2,047
4.375% 1/22/47	9,122	11,543
5.597% 3/24/51 (b)	10,650	16,040
6.375% 7/24/42	2,383	3,687
7.25% 4/1/32	822	1,201
Nomura Holdings, Inc. 3.103% 1/16/30	14,488	15,319
Northern Trust Corp. 1.95% 5/1/30	17,750	18,116
State Street Corp. 2.65% 5/19/26	6,204	6,662
		941,697
Consumer Finance - 0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	11,783	12,289
3.5% 5/26/22	7,765	7,913
3.65% 7/21/27	3,698	3,939
3.875% 1/23/28	12,902	13,829
4.45% 10/1/25	8,094	8,885
4.625% 7/1/22	7,765	8,028
4.875% 1/16/24	7,026	7,626
Ally Financial, Inc.:
3.05% 6/5/23	5,150	5,355
5.8% 5/1/25	15,300	17,708
American Express Co.:
2.5% 8/1/22	10,321	10,515
2.5% 7/30/24	31,910	33,606
4.05% 12/3/42	5,732	6,965
Capital One Financial Corp.:
3.2% 1/30/23	11,439	11,867
3.3% 10/30/24	11,942	12,843
3.75% 7/28/26	8,013	8,866
3.75% 3/9/27	29,065	32,496
3.8% 1/31/28	10,683	11,989
3.9% 1/29/24	14,020	15,050
Discover Financial Services:
4.5% 1/30/26	15,464	17,458
5.2% 4/27/22	822	848
Ford Motor Credit Co. LLC:
3.219% 1/9/22	3,002	3,021
4.25% 9/20/22	1,544	1,588
4.375% 8/6/23	3,431	3,586
GE Capital International Funding Co.:
3.373% 11/15/25	23,667	25,876
4.418% 11/15/35	26,211	31,815
John Deere Capital Corp.:
2.65% 6/24/24	8,596	9,111
2.65% 6/10/26	4,109	4,428
2.7% 1/6/23	8,218	8,488
2.8% 1/27/23	4,109	4,255
2.8% 3/6/23	2,671	2,773
2.8% 9/8/27	5,753	6,233
3.45% 3/7/29	16,435	18,510
Synchrony Financial:
3.7% 8/4/26	3,881	4,253
4.375% 3/19/24	9,249	10,011
5.15% 3/19/29	22,382	26,504
Toyota Motor Credit Corp.:
0.5% 8/14/23	15,000	15,054
1.15% 8/13/27	17,300	17,196
2.6% 1/11/22	6,575	6,632
2.7% 1/11/23	8,218	8,488
3.35% 1/8/24	11,496	12,252
		468,149
Diversified Financial Services - 0.6%
AB Svensk Exportkredit:
0.25% 9/29/23	13,980	13,945
2.375% 3/9/22	4,602	4,654
Berkshire Hathaway Finance Corp.:
1.45% 10/15/30	7,850	7,682
2.85% 10/15/50	11,000	11,084
4.2% 8/15/48	9,754	12,131
5.75% 1/15/40	4,109	5,997
Berkshire Hathaway, Inc.:
3.125% 3/15/26	9,450	10,340
4.5% 2/11/43	1,644	2,112
BP Capital Markets America, Inc.:
3% 2/24/50	11,500	11,369
3.017% 1/16/27	7,807	8,447
3.224% 4/14/24	12,454	13,237
Brixmor Operating Partnership LP:
3.25% 9/15/23	3,854	4,040
3.9% 3/15/27	4,635	5,121
4.05% 7/1/30	5,036	5,700
4.125% 6/15/26	6,204	6,937
4.125% 5/15/29	5,548	6,321
DH Europe Finance II SARL:
2.2% 11/15/24	6,790	7,088
2.6% 11/15/29	7,940	8,361
3.4% 11/15/49	8,600	9,576
Japan International Cooperation Agency 1.75% 4/28/31	8,184	8,356
KfW:
0.25% 10/19/23	12,100	12,092
0.375% 7/18/25	14,150	14,014
0.625% 1/22/26	44,100	43,893
2% 10/4/22	20,692	21,114
2% 5/2/25	3,143	3,303
2.125% 3/7/22	6,724	6,794
2.125% 1/17/23	9,861	10,126
2.375% 12/29/22	27,223	28,027
2.5% 11/20/24	8,567	9,106
2.625% 2/28/24	16,765	17,705
2.875% 4/3/28	12,622	14,072
3.125% 12/15/21	15,860	15,999
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	6,985	7,295
2.5% 11/15/27	7,264	7,903
Voya Financial, Inc.:
3.65% 6/15/26	12,975	14,372
5.7% 7/15/43	3,082	4,303
		392,616
Insurance - 0.6%
ACE INA Holdings, Inc.:
1.375% 9/15/30	22,150	21,244
3.35% 5/3/26	3,468	3,813
4.35% 11/3/45	3,287	4,230
AFLAC, Inc.:
3.6% 4/1/30	5,000	5,683
4% 10/15/46	3,107	3,667
Allstate Corp.:
3.28% 12/15/26	3,879	4,288
4.2% 12/15/46	6,212	7,800
American International Group, Inc.:
3.75% 7/10/25	2,342	2,568
3.875% 1/15/35	2,219	2,540
3.9% 4/1/26	3,098	3,443
4.2% 4/1/28	15,243	17,519
4.375% 6/30/50	4,700	5,889
4.5% 7/16/44	7,293	9,038
4.7% 7/10/35	4,766	5,889
4.75% 4/1/48	8,077	10,514
4.875% 6/1/22	7,396	7,646
Aon PLC:
3.5% 6/14/24	1,644	1,763
4% 11/27/23	2,465	2,632
4.6% 6/14/44	1,315	1,667
4.75% 5/15/45	4,832	6,213
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50	14,500	14,798
3.967% 11/15/46	2,055	2,499
Brighthouse Financial, Inc. 4.7% 6/22/47	7,807	8,850
Fairfax Financial Holdings Ltd. 4.625% 4/29/30	5,300	6,078
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	5,844	6,209
3.6% 8/19/49	6,993	7,855
4.4% 3/15/48	7,979	9,977
Lincoln National Corp.:
3.625% 12/12/26	4,931	5,469
4.35% 3/1/48	2,500	3,050
4.375% 6/15/50	5,000	6,221
Markel Corp. 3.35% 9/17/29	5,000	5,507
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	1,561	1,673
3.875% 3/15/24	7,807	8,424
4.05% 10/15/23	5,568	5,931
4.2% 3/1/48	4,002	5,015
4.35% 1/30/47	2,301	2,927
4.375% 3/15/29	6,327	7,437
4.9% 3/15/49	7,643	10,525
MetLife, Inc.:
4.125% 8/13/42	5,130	6,209
4.55% 3/23/30	9,300	11,209
4.6% 5/13/46	1,644	2,162
4.721% 12/15/44 (b)	4,109	5,422
5.875% 2/6/41	2,059	2,975
Principal Financial Group, Inc. 4.3% 11/15/46	6,575	8,141
Progressive Corp.:
2.45% 1/15/27	3,895	4,162
4.2% 3/15/48	4,550	5,743
Prudential Financial, Inc.:
3.878% 3/27/28	3,419	3,920
3.905% 12/7/47	452	536
3.935% 12/7/49	8,809	10,533
4.35% 2/25/50	10,267	13,108
4.418% 3/27/48	5,218	6,614
5.7% 12/14/36	312	433
The Chubb Corp. 6.5% 5/15/38	2,884	4,415
The Travelers Companies, Inc.:
4.1% 3/4/49	5,000	6,357
4.3% 8/25/45	1,199	1,521
6.25% 6/15/37	6,862	10,125
		350,076

TOTAL FINANCIALS		4,942,794

HEALTH CARE - 2.8%
Biotechnology - 0.5%
AbbVie, Inc.:
2.6% 11/21/24	12,700	13,381
2.9% 11/6/22	4,684	4,820
2.95% 11/21/26	9,300	10,023
3.2% 11/21/29	15,900	17,379
3.25% 10/1/22	2,465	2,525
3.45% 3/15/22	14,812	14,985
3.6% 5/14/25	7,396	8,040
3.8% 3/15/25	7,248	7,904
4.05% 11/21/39	9,300	10,927
4.25% 11/14/28	6,812	7,896
4.25% 11/21/49	15,400	18,682
4.3% 5/14/36	5,144	6,135
4.4% 11/6/42	3,924	4,774
4.45% 5/14/46	5,753	7,045
4.55% 3/15/35	5,464	6,649
4.7% 5/14/45	10,828	13,661
4.75% 3/15/45	5,202	6,578
4.875% 11/14/48	4,790	6,272
Amgen, Inc.:
1.65% 8/15/28	15,950	15,905
1.9% 2/21/25	6,700	6,925
2.6% 8/19/26	8,628	9,187
2.8% 8/15/41	16,300	16,153
3.125% 5/1/25	1,644	1,769
3.375% 2/21/50	9,200	9,828
4.4% 5/1/45	8,160	10,046
4.663% 6/15/51	10,250	13,299
Gilead Sciences, Inc.:
1.65% 10/1/30	12,340	12,038
2.8% 10/1/50	12,240	11,891
3.65% 3/1/26	5,078	5,598
4.15% 3/1/47	10,223	12,245
4.75% 3/1/46	9,039	11,628
		304,188
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories:
3.75% 11/30/26	5,730	6,481
4.75% 11/30/36	3,698	4,787
4.9% 11/30/46	8,546	11,877
Becton, Dickinson & Co.:
2.823% 5/20/30	7,230	7,655
3.363% 6/6/24	3,724	3,976
3.7% 6/6/27	22,809	25,441
4.685% 12/15/44	8,928	11,359
Boston Scientific Corp.:
3.45% 3/1/24	17,841	19,006
4% 3/1/29	8,875	10,155
4.7% 3/1/49	14,323	18,587
Danaher Corp. 4.375% 9/15/45	1,948	2,476
Medtronic Global Holdings SCA 3.35% 4/1/27	12,039	13,260
Medtronic, Inc. 4.625% 3/15/45	10,621	14,184
Stryker Corp.:
1.95% 6/15/30	7,650	7,659
2.9% 6/15/50	7,650	7,825
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	9,352	10,110
		174,838
Health Care Providers & Services - 1.2%
Aetna, Inc.:
2.8% 6/15/23	12,326	12,789
3.875% 8/15/47	4,300	4,881
4.125% 11/15/42	9,324	10,846
Allina Health System, Inc. 3.887% 4/15/49	5,451	6,496
Anthem, Inc.:
3.125% 5/15/50	7,000	7,298
3.3% 1/15/23	1,644	1,709
3.65% 12/1/27	28,541	31,943
4.375% 12/1/47	8,598	10,644
4.55% 3/1/48	3,870	4,932
4.625% 5/15/42	2,136	2,674
4.65% 1/15/43	1,644	2,072
Banner Health 2.913% 1/1/51	11,300	11,730
Baptist Healthcare System Obli 3.54% 8/15/50	11,025	12,131
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	7,554	7,609
Cardinal Health, Inc. 4.368% 6/15/47	11,414	12,917
Children's Hospital Medical Center 4.268% 5/15/44	2,728	3,417
Children's Hospital of Philadelphia 2.704% 7/1/50	8,309	8,396
Cigna Corp.:
3% 7/15/23	8,218	8,569
3.75% 7/15/23	5,542	5,869
4.125% 11/15/25	8,099	9,048
4.375% 10/15/28	21,818	25,458
4.5% 2/25/26	9,582	10,883
4.8% 8/15/38	19,369	24,230
4.8% 7/15/46	6,245	7,992
4.9% 12/15/48	6,997	9,153
6.125% 11/15/41	2,465	3,503
CommonSpirit Health:
3.91% 10/1/50	12,725	14,258
4.35% 11/1/42	1,644	1,941
CVS Health Corp.:
2.7% 8/21/40	12,450	12,226
2.875% 6/1/26	6,164	6,614
3% 8/15/26	13,607	14,689
3.25% 8/15/29	14,445	15,768
3.7% 3/9/23	2,354	2,464
3.875% 7/20/25	3,829	4,218
4.1% 3/25/25	3,385	3,730
4.3% 3/25/28	19,640	22,613
4.875% 7/20/35	2,547	3,136
5.05% 3/25/48	22,516	29,804
5.125% 7/20/45	7,239	9,554
5.3% 12/5/43	3,609	4,809
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	8,760	10,278
HCA Holdings, Inc. 5.25% 6/15/49	14,240	18,585
Humana, Inc.:
1.35% 2/3/27	10,385	10,347
2.15% 2/3/32	10,410	10,387
3.125% 8/15/29	6,680	7,216
4.95% 10/1/44	2,055	2,691
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	9,396	10,803
Kaiser Foundation Hospitals:
3.266% 11/1/49	7,510	8,263
4.15% 5/1/47	5,384	6,786
4.875% 4/1/42	1,479	2,016
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	2,465	3,232
MidMichigan Health 3.409% 6/1/50	3,859	4,311
New York & Presbyterian Hospital:
4.024% 8/1/45	2,876	3,581
4.063% 8/1/56	2,161	2,800
Novant Health, Inc. 3.168% 11/1/51	6,815	7,377
NYU Hospitals Center 4.784% 7/1/44	6,245	8,252
Orlando Health Obligated Group 3.327% 10/1/50	6,224	6,749
Partners Healthcare System, Inc. 4.117% 7/1/55	2,876	3,655
Sutter Health 3.361% 8/15/50	15,100	16,402
Trinity Health Corp. 2.632% 12/1/40	3,633	3,618
UnitedHealth Group, Inc.:
1.15% 5/15/26	3,264	3,287
1.25% 1/15/26	6,470	6,552
2% 5/15/30	3,000	3,046
2.3% 5/15/31	2,754	2,852
2.375% 8/15/24	8,104	8,539
2.875% 12/15/21	2,116	2,132
2.9% 5/15/50	6,490	6,718
3.25% 5/15/51	3,150	3,451
3.375% 4/15/27	4,437	4,923
3.5% 6/15/23	7,314	7,727
3.7% 8/15/49	8,622	10,028
3.75% 7/15/25	2,876	3,193
3.75% 10/15/47	7,856	9,190
3.85% 6/15/28	9,540	10,927
3.875% 12/15/28	12,319	14,215
3.875% 8/15/59	10,302	12,455
4.2% 1/15/47	2,958	3,660
4.375% 3/15/42	9,697	12,042
4.75% 7/15/45	1,373	1,830
West Virginia University Health System Obligated Group 3.129% 6/1/50	5,110	5,302
		682,431
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	13,412	14,137
5.3% 2/1/44	4,782	6,687
		20,824
Pharmaceuticals - 0.8%
AstraZeneca Finance LLC:
1.2% 5/28/26	7,450	7,489
2.25% 5/28/31	7,250	7,486
AstraZeneca PLC:
4.375% 11/16/45	6,196	7,990
4.375% 8/17/48	10,164	13,178
6.45% 9/15/37	2,671	4,020
Bayer U.S. Finance II LLC:
2.85% 4/15/25 (a)	3,143	3,265
3.95% 4/15/45 (a)	1,142	1,230
Bristol-Myers Squibb Co.:
2.9% 7/26/24	9,355	9,970
3.2% 6/15/26	3,353	3,683
3.25% 8/1/42	2,301	2,516
3.4% 7/26/29	15,088	16,969
3.875% 8/15/25	9,500	10,527
4.125% 6/15/39	2,347	2,856
4.25% 10/26/49	9,963	12,684
4.35% 11/15/47	5,500	7,019
4.55% 2/20/48	15,000	19,728
5% 8/15/45	4,300	5,921
Eli Lilly & Co. 2.25% 5/15/50	17,730	16,551
GlaxoSmithKline Capital PLC 3% 6/1/24	9,580	10,188
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	5,932	8,935
Johnson & Johnson:
0.55% 9/1/25	6,630	6,572
1.3% 9/1/30	6,630	6,508
2.1% 9/1/40	6,630	6,408
2.45% 3/1/26	4,593	4,899
2.45% 9/1/60	6,630	6,446
3.4% 1/15/38	7,667	8,817
3.5% 1/15/48	4,931	5,851
3.625% 3/3/37	3,287	3,869
4.5% 12/5/43	5,444	7,190
4.85% 5/15/41	3,500	4,713
Merck & Co., Inc.:
2.4% 9/15/22	1,644	1,673
2.45% 6/24/50	4,570	4,391
2.9% 3/7/24	9,436	9,973
3.6% 9/15/42	1,644	1,909
3.7% 2/10/45	5,259	6,154
3.9% 3/7/39	10,000	11,928
Mylan NV 5.2% 4/15/48	2,465	3,070
Novartis Capital Corp.:
1.75% 2/14/25	7,700	7,955
2.4% 5/17/22	9,533	9,665
2.4% 9/21/22	3,082	3,153
2.75% 8/14/50	11,300	11,699
3% 11/20/25	8,604	9,314
3.1% 5/17/27	4,841	5,308
3.7% 9/21/42	2,321	2,739
4% 11/20/45	4,306	5,333
Perrigo Finance PLC:
4.375% 3/15/26	2,659	2,897
4.9% 12/15/44	1,946	2,090
Pfizer, Inc.:
2.7% 5/28/50	3,720	3,770
2.95% 3/15/24	3,863	4,108
3% 12/15/26	5,505	6,057
3.2% 9/15/23	10,452	11,037
3.45% 3/15/29	6,846	7,725
3.9% 3/15/39	5,177	6,197
4% 12/15/36	7,807	9,484
4.125% 12/15/46	2,703	3,375
4.2% 9/15/48	6,410	8,134
4.4% 5/15/44	3,443	4,428
7.2% 3/15/39	4,437	7,269
Shire Acquisitions Investments Ireland DAC:
2.875% 9/23/23	7,765	8,108
3.2% 9/23/26	32,197	34,946
Utah Acquisition Sub, Inc.:
3.95% 6/15/26	2,326	2,578
5.25% 6/15/46	2,712	3,340
Viatris, Inc.:
2.7% 6/22/30 (a)	7,500	7,674
4% 6/22/50 (a)	7,500	8,165
Zoetis, Inc.:
3.25% 2/1/23	4,109	4,247
3.95% 9/12/47	1,644	1,977
4.7% 2/1/43	1,068	1,388
		476,736

TOTAL HEALTH CARE		1,659,017

INDUSTRIALS - 1.9%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3.375% 5/15/23	7,807	8,201
3.75% 5/15/28	7,724	8,798
4.25% 4/1/50	4,000	5,183
Lockheed Martin Corp.:
3.55% 1/15/26	6,245	6,905
4.09% 9/15/52	12,494	15,823
Northrop Grumman Corp.:
3.25% 1/15/28	6,903	7,544
3.85% 4/15/45	1,540	1,790
4.03% 10/15/47	15,474	18,544
4.75% 6/1/43	3,287	4,258
Raytheon Technologies Corp.:
1.9% 9/1/31	9,900	9,781
3.15% 12/15/24	7,314	7,790
3.65% 8/16/23	544	577
3.75% 11/1/46	6,134	6,976
4.05% 5/4/47	1,915	2,261
4.125% 11/16/28	12,088	13,906
4.35% 4/15/47	5,424	6,672
4.45% 11/16/38	4,360	5,318
4.5% 6/1/42	6,065	7,588
4.625% 11/16/48	10,853	14,002
4.875% 10/15/40	822	1,050
5.7% 4/15/40	1,644	2,296
The Boeing Co.:
2.125% 3/1/22	3,089	3,110
2.5% 3/1/25	3,780	3,908
2.7% 2/1/27	6,514	6,758
2.8% 3/1/23	4,060	4,176
2.95% 2/1/30	8,334	8,567
3.625% 3/1/48	3,287	3,287
3.65% 3/1/47	2,268	2,280
3.75% 2/1/50	12,700	13,147
4.875% 5/1/25	14,370	16,064
5.15% 5/1/30	10,000	11,832
5.705% 5/1/40	32,630	42,258
5.805% 5/1/50	14,760	20,047
6.875% 3/15/39	2,712	3,795
		294,492
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.1% 8/5/29	5,200	5,638
3.9% 2/1/35	4,848	5,574
4.05% 2/15/48	3,000	3,483
4.4% 1/15/47	6,575	7,973
4.55% 4/1/46	1,233	1,512
4.95% 10/17/48	6,489	8,555
5.25% 5/15/50	3,500	4,823
United Parcel Service, Inc.:
2.4% 11/15/26	6,164	6,556
3.4% 11/15/46	2,177	2,464
3.75% 11/15/47	5,078	6,096
4.25% 3/15/49	3,300	4,218
5.3% 4/1/50	4,830	7,167
6.2% 1/15/38	2,055	3,057
		67,116
Airlines - 0.0%
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	586	599
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	5,045	5,128
United Airlines 2015-1 Class AA pass-thru trust 3.45% 6/1/29	441	465
United Airlines pass-thru trust equipment trust certificate 3.1% 1/7/30	10,150	10,640
United Airlines, Inc. 4% 4/29/26	2,416	2,554
		19,386
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25	10,400	10,836
2.493% 2/15/27	7,350	7,738
2.722% 2/15/30	12,800	13,425
3.377% 4/5/40	5,130	5,482
3.577% 4/5/50	11,600	12,622
Masco Corp.:
2% 2/15/31	7,638	7,555
3.125% 2/15/51	3,864	3,888
Owens Corning 3.95% 8/15/29	5,600	6,357
		67,903
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
1.45% 2/15/31	18,400	17,526
2.9% 7/1/26	3,468	3,721
3.2% 3/15/25	9,266	9,943
3.95% 5/15/28	8,628	9,819
Waste Management, Inc.:
2.4% 5/15/23	4,355	4,496
2.9% 9/15/22	5,485	5,593
4.15% 7/15/49	10,538	13,186
		64,284
Electrical Equipment - 0.0%
Eaton Corp.:
2.75% 11/2/22	4,705	4,838
4% 11/2/32	1,561	1,837
4.15% 11/2/42	1,561	1,884
		8,559
Industrial Conglomerates - 0.3%
3M Co.:
2% 6/26/22	3,287	3,335
2% 2/14/25	5,200	5,412
2.375% 8/26/29	9,127	9,615
2.65% 4/15/25	3,738	3,973
2.875% 10/15/27	3,287	3,592
3.05% 4/15/30	3,013	3,314
3.125% 9/19/46	2,268	2,456
3.25% 8/26/49	7,032	7,729
3.7% 4/15/50	3,719	4,427
General Electric Co.:
3.45% 5/1/27	3,850	4,247
3.625% 5/1/30	9,820	11,040
6.875% 1/10/39	123	186
Honeywell International, Inc.:
1.35% 6/1/25	8,400	8,571
1.95% 6/1/30	9,100	9,287
2.5% 11/1/26	5,884	6,276
2.8% 6/1/50	8,450	8,858
3.812% 11/21/47	1,151	1,397
Roper Technologies, Inc.:
0.45% 8/15/22	4,900	4,908
1% 9/15/25	7,700	7,682
1.4% 9/15/27	7,500	7,473
1.75% 2/15/31	7,500	7,261
2% 6/30/30	14,800	14,751
2.8% 12/15/21	5,432	5,457
3.8% 12/15/26	6,985	7,823
		149,070
Machinery - 0.3%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	11,450	11,478
1.1% 9/14/27	11,810	11,779
2.4% 6/6/22	8,218	8,356
2.4% 8/9/26	2,342	2,498
2.85% 6/1/22	3,287	3,353
3.45% 5/15/23	11,504	12,116
Caterpillar, Inc.:
3.25% 9/19/49	13,670	15,209
3.803% 8/15/42	2,055	2,453
5.3% 9/15/35	5,753	7,699
Cummins, Inc. 1.5% 9/1/30	5,000	4,843
Deere & Co.:
2.875% 9/7/49	9,910	10,531
5.375% 10/16/29	822	1,050
Ingersoll-Rand Luxembourg Finance SA:
3.8% 3/21/29	11,793	13,350
4.65% 11/1/44	4,931	6,298
Otis Worldwide Corp.:
2.565% 2/15/30	11,000	11,493
3.362% 2/15/50	8,370	9,096
Parker Hannifin Corp.:
3.25% 3/1/27	4,643	5,056
4% 6/14/49	4,890	5,739
4.1% 3/1/47	4,651	5,492
		147,889
Professional Services - 0.0%
Thomson Reuters Corp. 3.35% 5/15/26	5,753	6,276
Road & Rail - 0.4%
Burlington Northern Santa Fe LLC:
3% 3/15/23	2,301	2,382
3.05% 3/15/22	8,218	8,285
3.05% 2/15/51	3,620	3,814
3.25% 6/15/27	6,164	6,848
3.55% 2/15/50	5,000	5,678
3.9% 8/1/46	3,813	4,493
4.05% 6/15/48	13,835	16,845
4.125% 6/15/47	2,342	2,858
4.15% 4/1/45	1,397	1,710
4.375% 9/1/42	3,698	4,605
4.55% 9/1/44	2,465	3,152
4.9% 4/1/44	3,287	4,406
Canadian National Railway Co.:
2.45% 5/1/50	13,710	12,694
2.85% 12/15/21	4,109	4,113
3.2% 8/2/46	2,712	2,862
CSX Corp.:
3.25% 6/1/27	4,109	4,499
3.4% 8/1/24	3,800	4,085
3.8% 11/1/46	4,701	5,409
3.95% 5/1/50	2,938	3,496
4.1% 3/15/44	5,568	6,601
4.5% 3/15/49	11,341	14,459
4.75% 11/15/48	4,758	6,255
Norfolk Southern Corp.:
3% 4/1/22	6,164	6,220
3.25% 12/1/21	4,109	4,109
3.65% 8/1/25	9,861	10,799
3.8% 8/1/28	7,701	8,737
3.95% 10/1/42	1,561	1,832
4.05% 8/15/52	7,096	8,472
4.65% 1/15/46	2,678	3,433
Union Pacific Corp.:
2.15% 2/5/27	7,400	7,709
2.75% 3/1/26	5,473	5,869
2.891% 4/6/36 (a)	7,544	7,926
3% 4/15/27	4,109	4,459
3.25% 2/5/50	11,090	11,818
3.35% 8/15/46	3,879	4,120
3.6% 9/15/37	2,712	3,073
3.799% 10/1/51	2,301	2,678
3.839% 3/20/60	11,556	13,455
		234,258
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.625% 7/1/22	7,741	7,868
2.75% 1/15/23	8,218	8,459
3.125% 12/1/30	10,000	10,251
3.625% 12/1/27	7,855	8,508
3.75% 2/1/22	3,139	3,165
4.25% 2/1/24	10,816	11,651
		49,902

TOTAL INDUSTRIALS		1,109,135

INFORMATION TECHNOLOGY - 2.3%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
2.2% 9/20/23	6,171	6,396
2.5% 9/20/26	4,109	4,414
3.5% 6/15/25	3,509	3,866
5.9% 2/15/39	10,203	14,846
		29,522
Electronic Equipment & Components - 0.2%
Corning, Inc.:
3.9% 11/15/49	5,000	5,764
4.75% 3/15/42	4,109	5,225
Dell International LLC/EMC Corp.:
4% 7/15/24	9,450	10,258
4.9% 10/1/26	7,765	8,986
5.3% 10/1/29	20,684	25,182
6.02% 6/15/26	13,263	15,840
8.1% 7/15/36	8,590	13,175
8.35% 7/15/46	9,871	16,200
Tyco Electronics Group SA:
3.45% 8/1/24	2,999	3,213
7.125% 10/1/37	2,034	3,147
		106,990
IT Services - 0.5%
Fidelity National Information Services, Inc.:
1.15% 3/1/26	17,522	17,436
2.25% 3/1/31	14,550	14,682
Fiserv, Inc.:
3.5% 7/1/29	9,101	9,997
4.4% 7/1/49	15,118	18,497
Global Payments, Inc. 1.2% 3/1/26	24,275	24,121
IBM Corp.:
1.95% 5/15/30	11,485	11,523
2.5% 1/27/22	6,410	6,470
2.95% 5/15/50	11,385	11,495
3% 5/15/24	9,867	10,503
3.5% 5/15/29	13,939	15,615
3.625% 2/12/24	8,218	8,828
4.25% 5/15/49	8,909	11,140
4.7% 2/19/46	4,068	5,351
MasterCard, Inc.:
3.3% 3/26/27	5,942	6,595
3.35% 3/26/30	8,268	9,336
3.8% 11/21/46	3,123	3,748
3.85% 3/26/50	14,640	17,870
PayPal Holdings, Inc.:
1.65% 6/1/25	11,230	11,562
2.3% 6/1/30	13,000	13,517
The Western Union Co. 2.85% 1/10/25	9,000	9,484
Visa, Inc.:
1.9% 4/15/27	11,780	12,244
2.05% 4/15/30	15,270	15,768
2.7% 4/15/40	9,800	10,190
2.75% 9/15/27	9,795	10,652
3.15% 12/14/25	7,404	8,082
4.3% 12/14/45	5,457	6,996
		301,702
Semiconductors & Semiconductor Equipment - 0.5%
Applied Materials, Inc. 4.35% 4/1/47	10,617	13,605
Broadcom Corp./Broadcom Cayman LP:
3.5% 1/15/28	5,753	6,257
3.875% 1/15/27	3,148	3,474
Broadcom, Inc.:
2.45% 2/15/31 (a)	17,810	17,650
3.459% 9/15/26	10,373	11,264
3.469% 4/15/34 (a)	3,508	3,714
3.75% 2/15/51 (a)	17,810	18,538
4.3% 11/15/32	10,300	11,787
4.75% 4/15/29	14,053	16,324
Intel Corp.:
2% 8/12/31	7,370	7,413
2.35% 5/11/22	13,970	14,155
2.45% 11/15/29	8,500	8,967
3.05% 8/12/51	7,370	7,598
3.25% 11/15/49	8,600	9,185
3.3% 10/1/21	12,326	12,357
3.734% 12/8/47	2,684	3,073
3.9% 3/25/30	9,360	10,870
4.1% 5/19/46	5,753	6,957
4.1% 5/11/47	1,972	2,378
4.75% 3/25/50	9,840	13,173
Lam Research Corp. 2.875% 6/15/50	12,050	12,412
NVIDIA Corp.:
2% 6/15/31	20,879	21,067
2.85% 4/1/30	8,900	9,638
3.5% 4/1/50	4,950	5,680
Qualcomm, Inc.:
2.6% 1/30/23	6,164	6,358
4.3% 5/20/47	8,300	10,559
Texas Instruments, Inc. 4.15% 5/15/48	5,717	7,246
		271,699
Software - 0.6%
Microsoft Corp.:
2.4% 2/6/22	23,010	23,188
2.525% 6/1/50	33,263	33,183
2.675% 6/1/60	5,518	5,569
2.7% 2/12/25	14,114	15,058
2.875% 2/6/24	9,580	10,108
2.921% 3/17/52	38,196	41,074
3.041% 3/17/62	3,391	3,680
3.45% 8/8/36	2,387	2,792
3.625% 12/15/23	21,489	23,025
Oracle Corp.:
1.65% 3/25/26	9,423	9,573
1.9% 9/15/21	6,903	6,907
2.5% 5/15/22	7,889	7,983
2.5% 4/1/25	8,860	9,294
2.625% 2/15/23	8,218	8,468
2.65% 7/15/26	7,396	7,833
2.875% 3/25/31	10,630	11,196
2.95% 5/15/25	4,109	4,374
2.95% 4/1/30	11,770	12,478
3.25% 11/15/27	14,053	15,326
3.4% 7/8/24	3,883	4,158
3.6% 4/1/50	12,810	13,361
3.85% 7/15/36	8,325	9,232
3.85% 4/1/60	14,890	16,002
3.95% 3/25/51	10,940	12,082
4% 7/15/46	8,054	8,870
4% 11/15/47	14,379	15,870
4.125% 5/15/45	2,465	2,763
4.3% 7/8/34	3,184	3,701
5.375% 7/15/40	10,272	13,295
VMware, Inc. 1.4% 8/15/26	21,046	21,020
		371,463
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.:
0.55% 8/20/25	14,600	14,476
0.7% 2/8/26	11,310	11,245
1.25% 8/20/30	13,550	13,060
1.7% 8/5/31	8,158	8,074
2.1% 9/12/22	6,985	7,115
2.15% 2/9/22	4,109	4,144
2.3% 5/11/22	6,575	6,655
2.375% 2/8/41	11,760	11,543
2.4% 1/13/23	24,653	25,300
2.45% 8/4/26	16,928	18,046
2.55% 8/20/60	5,340	5,024
2.65% 5/11/50	4,300	4,262
2.7% 5/13/22	5,464	5,557
2.85% 8/5/61	8,159	8,145
2.9% 9/12/27	11,546	12,608
2.95% 9/11/49	21,980	22,858
3% 11/13/27	8,218	9,030
3.2% 5/13/25	8,620	9,359
3.2% 5/11/27	13,457	14,901
3.75% 9/12/47	5,000	5,910
3.75% 11/13/47	5,732	6,775
3.85% 5/4/43	10,683	12,742
4.25% 2/9/47	2,055	2,596
4.375% 5/13/45	3,854	4,941
4.5% 2/23/36	7,609	9,660
4.65% 2/23/46	4,643	6,177
Hewlett Packard Enterprise Co.:
4.9% 10/15/25 (b)	8,013	9,128
6.2% 10/15/35 (b)	3,197	4,342
6.35% 10/15/45 (b)	1,545	2,136
HP, Inc.:
2.2% 6/17/25	11,650	12,082
6% 9/15/41	1,233	1,630
		289,521

TOTAL INFORMATION TECHNOLOGY		1,370,897

MATERIALS - 0.6%
Chemicals - 0.5%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	4,950	5,077
2.05% 5/15/30	5,400	5,546
2.7% 5/15/40	4,650	4,781
2.8% 5/15/50	5,530	5,653
DuPont de Nemours, Inc.:
4.205% 11/15/23	11,669	12,570
4.725% 11/15/28	14,089	16,786
5.319% 11/15/38	8,750	11,566
Eastman Chemical Co. 4.65% 10/15/44	2,465	3,022
Ecolab, Inc.:
1.3% 1/30/31	6,575	6,304
2.7% 11/1/26	5,424	5,836
2.75% 8/18/55 (a)	9,071	8,990
Linde, Inc./Connecticut:
2.2% 8/15/22	1,644	1,667
2.45% 2/15/22	3,821	3,839
3.2% 1/30/26	5,210	5,686
3.55% 11/7/42	1,644	1,902
LYB International Finance BV:
4% 7/15/23	2,620	2,787
4.875% 3/15/44	4,807	6,092
LYB International Finance II BV 3.5% 3/2/27	20,109	22,123
LYB International Finance III LLC:
3.375% 10/1/40	7,620	8,057
3.625% 4/1/51	7,620	8,274
LyondellBasell Industries NV 4.625% 2/26/55	3,073	3,854
Nutrien Ltd.:
4% 12/15/26	9,368	10,527
4.2% 4/1/29	4,251	4,900
5% 4/1/49	7,399	9,965
5.25% 1/15/45	2,876	3,859
5.625% 12/1/40	1,479	2,052
Sherwin-Williams Co.:
2.75% 6/1/22	190	193
3.45% 6/1/27	18,217	20,125
3.8% 8/15/49	3,020	3,498
4.5% 6/1/47	7,010	8,781
The Dow Chemical Co.:
2.1% 11/15/30	7,100	7,147
3.6% 11/15/50	7,300	8,009
3.625% 5/15/26	6,083	6,733
4.375% 11/15/42	4,006	4,829
4.8% 11/30/28	7,026	8,443
4.8% 5/15/49	6,323	8,208
9.4% 5/15/39	2,465	4,524
The Mosaic Co.:
4.05% 11/15/27	4,733	5,361
4.25% 11/15/23	8,947	9,574
5.625% 11/15/43	3,082	4,097
Westlake Chemical Corp. 5% 8/15/46	1,644	2,093
		283,330
Containers & Packaging - 0.0%
International Paper Co.:
3.8% 1/15/26	2,367	2,630
4.4% 8/15/47	7,146	8,935
5.15% 5/15/46	1,488	1,995
		13,560
Metals & Mining - 0.1%
Barrick Gold Corp. 5.25% 4/1/42	3,698	4,881
BHP Billiton Financial (U.S.A.) Ltd.:
2.875% 2/24/22	4,732	4,793
5% 9/30/43	2,465	3,396
Newmont Corp. 5.45% 6/9/44	5,269	7,302
Nucor Corp.:
2.979% 12/15/55 (a)	3,287	3,340
4% 8/1/23	2,465	2,611
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	17,503	19,289
7.125% 7/15/28	1,644	2,217
Southern Copper Corp.:
3.875% 4/23/25	3,016	3,279
5.25% 11/8/42	4,746	6,059
7.5% 7/27/35	5,000	7,263
Vale SA 5.625% 9/11/42	5,424	6,966
		71,396
Paper & Forest Products - 0.0%
Suzano Austria GmbH 6% 1/15/29	9,900	11,801

TOTAL MATERIALS		380,087

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	7,625	7,504
3% 5/18/51	5,775	5,747
4.85% 4/15/49	9,470	12,549
American Tower Corp.:
1.3% 9/15/25	7,470	7,505
2.1% 6/15/30	12,610	12,470
3.1% 6/15/50	4,610	4,577
3.55% 7/15/27	7,026	7,712
3.7% 10/15/49	5,000	5,508
AvalonBay Communities, Inc. 2.3% 3/1/30	5,000	5,143
Boston Properties, Inc.:
2.75% 10/1/26	5,753	6,136
3.125% 9/1/23	1,561	1,631
3.25% 1/30/31	15,700	16,913
Crown Castle International Corp.:
1.35% 7/15/25	22,201	22,363
2.25% 1/15/31	5,970	5,924
3.25% 1/15/51	5,400	5,480
Duke Realty LP:
1.75% 2/1/31	24,190	23,424
3.75% 12/1/24	4,725	5,123
ERP Operating LP:
1.85% 8/1/31	15,000	14,779
3% 4/15/23	1,540	1,595
3.25% 8/1/27	10,670	11,721
4.625% 12/15/21	4,684	4,692
Healthpeak Properties, Inc.:
3% 1/15/30	10,280	11,005
3.4% 2/1/25	400	429
Kimco Realty Corp.:
1.9% 3/1/28	8,500	8,569
3.8% 4/1/27	3,287	3,668
4.125% 12/1/46	8,218	9,646
4.45% 9/1/47	4,256	5,213
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	1,354	1,437
4.5% 1/15/25	6,582	7,223
4.5% 4/1/27	7,807	8,771
Prologis LP:
1.625% 3/15/31	9,750	9,555
2.125% 4/15/27	9,830	10,271
3.25% 10/1/26	3,829	4,196
Simon Property Group LP:
2.2% 2/1/31	21,900	21,835
3.25% 9/13/49	9,580	9,844
3.375% 12/1/27	16,398	18,052
UDR, Inc. 2.1% 6/15/33	13,375	12,953
Ventas Realty LP:
3.125% 6/15/23	5,189	5,406
3.25% 10/15/26	2,876	3,109
3.5% 2/1/25	3,287	3,539
3.85% 4/1/27	7,807	8,740
4% 3/1/28	17,796	19,988
4.125% 1/15/26	1,192	1,328
4.375% 2/1/45	2,465	2,875
4.875% 4/15/49	2,340	2,951
Weingarten Realty Investors 3.5% 4/15/23	3,123	3,240
Welltower, Inc. 4.95% 9/1/48	8,218	10,627
		392,966
Real Estate Management & Development - 0.0%
Brandywine Operating Partnership LP 3.95% 2/15/23	3,123	3,250
CBRE Group, Inc. 4.875% 3/1/26	4,684	5,391
Digital Realty Trust LP 3.7% 8/15/27	6,575	7,371
Tanger Properties LP:
3.75% 12/1/24	5,342	5,830
3.875% 7/15/27	5,095	5,539
		27,381

TOTAL REAL ESTATE		420,347

UTILITIES - 2.0%
Electric Utilities - 1.4%
AEP Texas, Inc. 3.8% 10/1/47	3,500	3,895
AEP Transmission Co. LLC 2.75% 8/15/51	5,900	5,798
Alabama Power Co.:
1.45% 9/15/30	15,000	14,525
3.7% 12/1/47	4,841	5,554
3.75% 3/1/45	822	953
4.15% 8/15/44	3,821	4,628
4.3% 7/15/48	4,832	6,114
5.2% 6/1/41	3,164	4,171
American Electric Power Co., Inc.:
2.95% 12/15/22	3,287	3,375
3.25% 3/1/50	2,580	2,626
4.3% 12/1/28	14,373	16,566
Appalachian Power Co.:
4.45% 6/1/45	4,931	6,061
4.5% 3/1/49	7,510	9,412
Baltimore Gas & Electric Co.:
2.9% 6/15/50	6,580	6,691
3.35% 7/1/23	2,342	2,451
3.5% 8/15/46	2,055	2,294
CenterPoint Energy Houston Electric LLC:
3.35% 4/1/51	9,390	10,479
3.55% 8/1/42	1,561	1,785
4.25% 2/1/49	2,139	2,758
Cincinnati Gas & Electric Co. 4.3% 2/1/49	22,306	28,090
Cleco Corporate Holdings LLC 3.743% 5/1/26	4,651	5,078
Commonwealth Edison Co.:
3.1% 11/1/24	8,218	8,753
3.2% 11/15/49	14,000	15,047
3.4% 9/1/21	822	822
3.65% 6/15/46	2,350	2,685
3.7% 3/1/45	2,547	2,934
3.75% 8/15/47	5,054	5,878
4% 3/1/48	5,613	6,739
4% 3/1/49	4,926	5,958
DTE Electric Co.:
2.65% 6/15/22	6,575	6,658
3.95% 3/1/49	3,000	3,639
Duke Energy Carolinas LLC:
2.95% 12/1/26	4,931	5,342
3.2% 8/15/49	6,564	7,007
3.75% 6/1/45	1,644	1,899
3.875% 3/15/46	3,204	3,765
4% 9/30/42	3,082	3,647
Duke Energy Corp.:
2.45% 6/1/30	5,400	5,542
2.65% 9/1/26	10,971	11,664
3.75% 4/15/24	4,931	5,290
3.75% 9/1/46	7,503	8,151
3.95% 10/15/23	2,008	2,140
4.2% 6/15/49	7,780	9,054
4.8% 12/15/45	2,292	2,877
Duke Energy Florida LLC 3.4% 10/1/46	2,055	2,275
Duke Energy Progress LLC:
2.8% 5/15/22	3,574	3,614
4.15% 12/1/44	1,479	1,800
4.375% 3/30/44	1,644	2,063
Edison International 2.95% 3/15/23	6,730	6,914
Entergy Corp.:
0.9% 9/15/25	13,900	13,728
2.95% 9/1/26	3,863	4,145
3.75% 6/15/50	3,400	3,744
4% 7/15/22	5,457	5,595
Entergy Louisiana LLC 4.2% 9/1/48	2,613	3,217
Entergy, Inc.:
3.55% 9/30/49	3,322	3,655
4% 3/30/29	14,525	16,529
Eversource Energy:
2.55% 3/15/31	13,175	13,698
2.9% 10/1/24	7,026	7,454
3.35% 3/15/26	5,432	5,840
3.45% 1/15/50	3,670	3,961
Exelon Corp.:
3.95% 6/15/25	16,151	17,733
5.1% 6/15/45	904	1,210
FirstEnergy Corp.:
1.6% 1/15/26	10,314	10,211
2.25% 9/1/30	11,100	10,989
3.4% 3/1/50	3,000	2,986
4.4% 7/15/27	6,985	7,840
5.35% 7/15/47	3,861	4,832
Florida Power & Light Co.:
3.125% 12/1/25	4,191	4,547
3.15% 10/1/49	5,748	6,271
3.25% 6/1/24	3,883	4,120
4.05% 10/1/44	4,453	5,453
4.125% 6/1/48	10,108	12,700
Indiana Michigan Power Co.:
3.2% 3/15/23	2,280	2,360
3.25% 5/1/51	4,000	4,282
Interstate Power and Light Co. 2.3% 6/1/30	11,432	11,619
Northern States Power Co.:
2.6% 6/1/51	10,800	10,509
2.9% 3/1/50	9,810	10,205
3.4% 8/15/42	1,644	1,847
4.125% 5/15/44	3,698	4,545
NSTAR Electric Co. 3.2% 5/15/27	6,286	6,907
Oncor Electric Delivery Co. LLC:
0.55% 10/1/25	26,307	25,829
3.1% 9/15/49	15,729	16,823
3.8% 9/30/47	8,000	9,481
Pacific Gas & Electric Co.:
3.15% 1/1/26	12,000	12,237
3.45% 7/1/25	5,000	5,182
3.5% 6/15/25	10,000	10,382
4.2% 6/1/41	25,000	24,458
4.55% 7/1/30	10,000	10,641
4.75% 2/15/44	1,000	1,018
PacifiCorp:
3.6% 4/1/24	3,287	3,519
4.125% 1/15/49	11,061	13,354
4.15% 2/15/50	3,000	3,653
6% 1/15/39	5,089	7,244
Potomac Electric Power Co. 6.5% 11/15/37	3,128	4,677
PPL Capital Funding, Inc. 3.1% 5/15/26	6,575	7,073
PPL Electric Utilities Corp.:
3% 10/1/49	10,921	11,618
4.15% 10/1/45	2,876	3,527
Progress Energy, Inc. 6% 12/1/39	4,274	6,012
Public Service Co. of Colorado:
2.9% 5/15/25	9,039	9,598
3.8% 6/15/47	3,805	4,497
Public Service Electric & Gas Co.:
2.45% 1/15/30	8,350	8,795
3.15% 1/1/50	9,450	10,156
3.65% 9/1/42	2,321	2,657
4% 6/1/44	4,109	4,818
Puget Sound Energy, Inc. 4.3% 5/20/45	5,268	6,549
Southern California Edison Co.:
2.25% 6/1/30	7,446	7,450
2.95% 2/1/51	16,500	15,057
4% 4/1/47	8,218	8,661
Southern Co.:
3.25% 7/1/26	9,039	9,805
4.4% 7/1/46	6,015	7,228
Tampa Electric Co.:
4.45% 6/15/49	9,627	12,439
6.15% 5/15/37	5,144	7,258
Union Electric Co. 3.9% 9/15/42	3,041	3,544
Virginia Electric & Power Co.:
3.1% 5/15/25	3,287	3,520
3.3% 12/1/49	6,000	6,553
3.45% 2/15/24	2,260	2,402
3.8% 4/1/28	12,253	13,845
3.8% 9/15/47	6,747	7,790
4.2% 5/15/45	8,672	10,525
4.45% 2/15/44	2,260	2,826
4.6% 12/1/48	5,818	7,690
6% 5/15/37	1,644	2,323
Wisconsin Electric Power Co. 4.25% 6/1/44	3,863	4,672
Xcel Energy, Inc. 3.35% 12/1/26	2,465	2,690
		868,269
Gas Utilities - 0.1%
Dominion Gas Holdings LLC 2.5% 11/15/24	9,120	9,553
Southern California Gas Co. 2.6% 6/15/26	10,872	11,577
Southern Co. Gas Capital Corp. 3.95% 10/1/46	11,111	12,653
		33,783
Independent Power and Renewable Electricity Producers - 0.0%
Emera U.S. Finance LP 4.75% 6/15/46	4,281	5,092
Multi-Utilities - 0.5%
Ameren Illinois Co. 4.5% 3/15/49	6,200	8,143
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	8,218	9,044
3.7% 7/15/30	8,229	9,372
3.8% 7/15/48	8,218	9,377
4.25% 10/15/50	7,096	8,787
4.5% 2/1/45	5,464	6,737
5.15% 11/15/43	6,356	8,412
CenterPoint Energy, Inc.:
2.5% 9/1/22	12,210	12,453
3.7% 9/1/49	5,000	5,529
CMS Energy Corp. 4.875% 3/1/44	4,109	5,398
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	2,350	2,674
4.45% 3/15/44	6,575	8,018
4.5% 5/15/58	7,790	9,685
4.65% 12/1/48	8,604	10,813
5.5% 12/1/39	2,055	2,759
Consumers Energy Co.:
2.65% 8/15/52	10,300	10,098
3.5% 8/1/51	3,000	3,458
Delmarva Power & Light Co. 4% 6/1/42	3,287	3,796
Dominion Energy, Inc.:
3.375% 4/1/30	18,940	20,770
3.9% 10/1/25	10,601	11,669
4.9% 8/1/41	1,644	2,101
DTE Energy Co.:
2.85% 10/1/26	4,931	5,274
3.8% 3/15/27	11,102	12,297
NiSource, Inc.:
0.95% 8/15/25	11,200	11,122
1.7% 2/15/31	13,300	12,748
3.49% 5/15/27	6,286	6,935
3.95% 3/30/48	8,218	9,496
4.375% 5/15/47	3,928	4,783
4.8% 2/15/44	4,520	5,745
Puget Energy, Inc.:
3.65% 5/15/25	6,632	7,139
4.1% 6/15/30	11,800	13,233
San Diego Gas & Electric Co. 4.5% 8/15/40	822	1,024
Sempra Energy:
2.875% 10/1/22	2,465	2,512
2.9% 2/1/23	2,441	2,518
3.25% 6/15/27	5,013	5,435
3.8% 2/1/38	6,970	7,812
4% 2/1/48	18,112	20,486
4.05% 12/1/23	4,109	4,394
6% 10/15/39	822	1,156
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (b)(c)	3,475	3,264
		306,466
Water Utilities - 0.0%
American Water Capital Corp. 3.45% 6/1/29	5,000	5,572

TOTAL UTILITIES		1,219,182

TOTAL NONCONVERTIBLE BONDS
(Cost $14,350,507)		15,545,856

U.S. Government and Government Agency Obligations - 41.7%
U.S. Government Agency Obligations - 1.2%
Fannie Mae:
0.375% 8/25/25	$29,402	$29,142
0.5% 6/17/25	33,060	32,975
0.625% 4/22/25	35,077	35,171
0.75% 10/8/27	17,425	17,165
0.875% 8/5/30	41,779	40,003
1.625% 10/15/24	18,450	19,131
1.75% 7/2/24	23,719	24,629
1.875% 4/5/22	26,500	26,784
1.875% 9/24/26	10,971	11,553
2% 10/5/22	30,299	30,921
2.125% 4/24/26	3,287	3,494
2.375% 1/19/23	24,595	25,353
2.625% 9/6/24	3,287	3,507
2.875% 9/12/23	6,327	6,666
6.625% 11/15/30	10,000	14,525
Federal Home Loan Bank:
0.375% 9/4/25	7,415	7,337
0.5% 4/14/25	45,945	45,807
1.5% 8/15/24	4,070	4,205
1.875% 11/29/21	15,755	15,825
2% 9/9/22	31,225	31,839
2.5% 2/13/24	4,090	4,312
3% 10/12/21	8,015	8,042
3.25% 11/16/28	19,480	22,278
5.5% 7/15/36	1,230	1,836
Freddie Mac:
0.25% 8/24/23	17,300	17,306
0.25% 12/4/23	43,813	43,801
0.375% 7/21/25	21,696	21,511
0.375% 9/23/25	24,513	24,255
2.375% 1/13/22	10,683	10,771
2.75% 6/19/23	19,899	20,806
6.25% 7/15/32	6,327	9,388
6.75% 3/15/31	21,366	31,621
Tennessee Valley Authority:
0.75% 5/15/25	28,340	28,481
4.25% 9/15/65	6,100	8,825
5.25% 9/15/39	16,435	23,711
5.375% 4/1/56	4,434	7,308

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		710,284

U.S. Treasury Obligations - 40.5%
U.S. Treasury Bonds:
1.125% 5/15/40	358,540	319,409
1.125% 8/15/40	200,993	178,428
1.25% 5/15/50	120,328	102,006
1.375% 11/15/40	190,369	176,210
1.375% 8/15/50	98,424	86,090
1.625% 11/15/50	170,932	159,040
1.875% 2/15/41	62,644	63,124
1.875% 2/15/51	172,353	170,145
2% 2/15/50	18,197	18,490
2% 8/15/51	82,019	83,480
2.25% 5/15/41	91,503	97,908
2.25% 8/15/46 (d)	52,585	56,101
2.25% 8/15/49	15,817	16,935
2.375% 11/15/49	193,269	212,543
2.375% 5/15/51	127,529	140,840
2.5% 2/15/45	146,532	163,241
2.5% 2/15/46	164,098	183,258
2.5% 5/15/46	114,170	127,580
2.75% 11/15/42	1,103	1,276
2.75% 8/15/47	81,353	95,399
2.75% 11/15/47	28,613	33,577
2.875% 5/15/43	92,428	109,104
2.875% 8/15/45	95,790	113,919
2.875% 11/15/46	101,020	120,813
3% 11/15/44	79,671	96,364
3% 5/15/45	183,190	222,204
3% 11/15/45	16,876	20,527
3% 2/15/47	108,431	132,629
3% 5/15/47	38,686	47,388
3% 2/15/48	37,708	46,303
3% 2/15/49	9,368	11,561
3.125% 2/15/43	64,871	79,492
3.125% 8/15/44	101,180	124,708
3.125% 5/15/48	10,632	13,359
3.375% 5/15/44	152,619	195,239
3.375% 11/15/48	19,591	25,757
3.625% 8/15/43	67,582	89,198
3.625% 2/15/44	42,956	56,917
3.75% 11/15/43	47,297	63,650
3.875% 8/15/40	55,027	74,095
4.25% 5/15/39	6,605	9,243
4.25% 11/15/40	667	941
4.375% 2/15/38	21,678	30,465
4.375% 11/15/39	82	117
4.375% 5/15/40	6,574	9,393
4.375% 5/15/41	24,139	34,709
4.5% 2/15/36	20,970	29,316
4.5% 5/15/38	49,398	70,474
4.5% 8/15/39	19,503	28,114
4.625% 2/15/40	17,668	25,924
4.75% 2/15/37	66,242	95,805
4.75% 2/15/41	9,929	14,912
5% 5/15/37	107,383	159,443
5.375% 2/15/31	43,940	60,269
6.25% 5/15/30	50,255	71,378
U.S. Treasury Notes:
0.125% 4/30/22	64,020	64,045
0.125% 6/30/22	130	130
0.125% 7/31/22	17,970	17,977
0.125% 8/31/22	13,880	13,888
0.125% 9/30/22	5,283	5,285
0.125% 10/31/22	87,282	87,296
0.125% 11/30/22	10,716	10,719
0.125% 12/31/22	159,606	159,587
0.125% 1/31/23	308,955	308,907
0.125% 2/28/23	561,950	561,730
0.125% 3/31/23	331,951	331,782
0.125% 4/30/23	721,801	721,322
0.125% 5/31/23	53,045	52,999
0.125% 6/30/23 (e)	204,932	204,780
0.125% 7/31/23	408,416	407,937
0.125% 1/15/24	260,532	259,535
0.25% 5/31/25	285,934	282,449
0.25% 6/30/25	312,763	308,756
0.25% 7/31/25	316,911	312,566
0.25% 9/30/25	180,643	177,813
0.25% 10/31/25	188,150	185,012
0.375% 11/30/25	364,697	360,224
0.375% 12/31/25	250,657	247,357
0.375% 1/31/26	72,213	71,189
0.375% 7/31/27	260,622	252,457
0.375% 9/30/27	87,079	84,106
0.5% 3/31/25	445,287	444,765
0.5% 2/28/26	165,362	163,863
0.5% 10/31/27	366,804	356,488
0.625% 7/31/26	191,003	189,690
0.625% 11/30/27	38,449	37,618
0.625% 12/31/27	158,815	155,229
0.625% 5/15/30	692,983	658,144
0.625% 8/15/30	61,025	57,795
0.75% 4/30/26	154,015	154,135
0.75% 5/31/26	212,954	213,012
0.875% 6/30/26	77,111	77,539
0.875% 11/15/30	489,317	472,841
1.125% 2/28/22	18,404	18,502
1.125% 2/28/27	168,691	171,155
1.125% 2/29/28 (e)	271,073	273,011
1.25% 7/31/23	61,057	62,292
1.25% 8/31/24	75,639	77,550
1.25% 5/31/28	80,900	81,962
1.25% 6/30/28	284,867	288,383
1.375% 10/15/22	28,344	28,749
1.375% 6/30/23	53,472	54,640
1.375% 8/31/23	6,520	6,671
1.375% 9/30/23	35,710	36,561
1.375% 1/31/25	247,844	255,192
1.375% 8/31/26	48,197	49,613
1.5% 1/31/22	3,591	3,612
1.5% 8/15/22	27,304	27,674
1.5% 1/15/23	11,120	11,329
1.5% 2/28/23	12,368	12,619
1.5% 3/31/23	74,764	76,359
1.5% 9/30/24	200,647	207,301
1.5% 10/31/24	228,411	236,093
1.5% 11/30/24	97,696	100,989
1.5% 8/15/26	217,512	225,167
1.5% 1/31/27	86,404	89,432
1.5% 2/15/30	748,978	766,678
1.625% 8/31/22	77,394	78,588
1.625% 4/30/23	38,943	39,893
1.625% 5/31/23	42,756	43,844
1.625% 10/31/23	77,386	79,698
1.625% 2/15/26	41,318	42,990
1.625% 5/15/26	4,610	4,798
1.625% 11/30/26	47,365	49,332
1.625% 8/15/29	43,137	44,666
1.625% 5/15/31	214,247	220,909
1.75% 3/31/22	0	0
1.75% 5/31/22	65,215	66,033
1.75% 6/15/22	2	2
1.75% 6/30/22	22,434	22,747
1.75% 7/15/22	61,392	62,287
1.75% 9/30/22	23,659	24,077
1.75% 1/31/23	21,070	21,547
1.75% 6/30/24	55,355	57,515
1.75% 7/31/24	185,784	193,165
1.75% 12/31/24	370,812	386,485
1.75% 12/31/26	60,299	63,201
1.75% 11/15/29	15,116	15,796
1.875% 3/31/22	1	1
1.875% 5/31/22	13,177	13,354
1.875% 7/31/22	1	1
1.875% 8/31/22	57,252	58,272
1.875% 9/30/22	64,919	66,159
1.875% 10/31/22	22,516	22,981
1.875% 6/30/26	27,426	28,879
2% 12/31/21	2,806	2,824
2% 7/31/22	39,494	40,188
2% 11/30/22	121,629	124,489
2% 4/30/24	48,065	50,200
2% 5/31/24	81,133	84,787
2% 6/30/24	80,393	84,083
2% 2/15/25	2,987	3,140
2% 8/15/25	29,699	31,317
2% 11/15/26	38,758	41,112
2.125% 12/31/21	13,107	13,197
2.125% 5/15/22	32,876	33,350
2.125% 6/30/22	33,503	34,074
2.125% 12/31/22	113,855	116,875
2.125% 11/30/23	95,579	99,574
2.125% 2/29/24	43,241	45,209
2.125% 3/31/24	337,874	353,567
2.125% 7/31/24	10,259	10,778
2.125% 9/30/24	73,836	77,689
2.125% 11/30/24	45,312	47,737
2.125% 5/15/25	47,954	50,694
2.25% 4/15/22	29,591	29,991
2.25% 12/31/23	2,408	2,518
2.25% 1/31/24	62,471	65,428
2.25% 4/30/24	149,766	157,348
2.25% 10/31/24	110,059	116,331
2.25% 11/15/24	70,614	74,680
2.25% 12/31/24	64,402	68,183
2.25% 11/15/25	87,313	93,107
2.25% 2/15/27	188,386	202,463
2.25% 8/15/27	547,221	589,310
2.25% 11/15/27	249,265	268,661
2.375% 3/15/22	21,521	21,790
2.375% 1/31/23	34,687	35,787
2.375% 2/29/24	99,996	105,156
2.375% 8/15/24	13,227	14,000
2.375% 5/15/29	47,853	52,201
2.5% 2/15/22	9,593	9,699
2.5% 3/31/23	31,095	32,247
2.5% 8/15/23	79,851	83,422
2.5% 1/31/24	102,699	108,151
2.5% 5/15/24	8,238	8,716
2.5% 1/31/25	122,879	131,217
2.5% 2/28/26	74,840	80,812
2.625% 12/15/21	9,118	9,186
2.625% 6/30/23	316,993	331,109
2.625% 12/31/23	25,383	26,767
2.625% 3/31/25	13,181	14,159
2.625% 12/31/25	110,580	119,772
2.625% 1/31/26	40,163	43,545
2.625% 2/15/29	58,684	65,020
2.75% 4/30/23	51,399	53,607
2.75% 5/31/23	187,746	196,187
2.75% 8/31/23	150,219	157,806
2.75% 11/15/23	59,020	62,252
2.75% 2/15/24	111,439	118,130
2.75% 2/28/25	17,306	18,651
2.75% 6/30/25	16,978	18,370
2.75% 2/15/28	106,183	117,821
2.875% 9/30/23	224,937	237,264
2.875% 10/31/23	156,060	164,917
2.875% 11/30/23	62,529	66,203
2.875% 4/30/25	55,513	60,192
2.875% 5/31/25	99,228	107,682
2.875% 5/15/28	144,444	161,709
2.875% 8/15/28	236,234	264,915
3% 10/31/25	23,647	25,940
3.125% 11/15/28	20,556	23,459

TOTAL U.S. TREASURY OBLIGATIONS		24,269,296

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $24,267,749)		24,979,580

U.S. Government Agency - Mortgage Securities - 29.3%
Fannie Mae - 10.8%
12 month U.S. LIBOR + 1.510% 2.005% 11/1/34 (b)(c)	1,956	2,049
12 month U.S. LIBOR + 1.640% 1.996% 4/1/41 (b)(c)	470	494
12 month U.S. LIBOR + 1.880% 2.293% 11/1/34 (b)(c)	172	181
1.5% 11/1/50 to 12/1/50	153,661	151,234
2% 8/1/28 to 9/1/51	1,723,936	1,759,831
2.5% 7/1/26 to 9/1/51	1,083,970	1,129,304
3% 12/1/21 to 7/1/50	1,281,277	1,354,621
3.5% 4/1/22 to 1/1/51	791,389	845,661
4% 1/1/25 to 3/1/51	655,020	706,697
4% 11/1/41	10	11
4.5% to 4.5% 7/1/22 to 12/1/50	253,962	276,951
5% 10/1/21 to 12/1/49	94,773	105,287
5% 10/1/50	1,800	1,971
5.5% 7/1/23 to 6/1/49	52,267	60,195
6% to 6% 2/1/23 to 7/1/41	14,832	17,424
6.5% 3/1/22 to 6/1/40	5,581	6,569

TOTAL FANNIE MAE		6,418,480

Freddie Mac - 7.7%
12 month U.S. LIBOR + 1.930% 2.222% 9/1/37 (b)(c)	204	216
U.S. TREASURY 1 YEAR INDEX + 1.710% 1.835% 3/1/36 (b)(c)	1,625	1,707
U.S. TREASURY 1 YEAR INDEX + 2.230% 2.349% 12/1/35 (b)(c)	807	855
U.S. TREASURY 1 YEAR INDEX + 2.250% 2.375% 3/1/35 (b)(c)	344	361
1.5% 9/1/50 to 12/1/50	60,364	59,437
2% 5/1/33 to 9/1/51	1,577,325	1,604,769
2% 9/1/35	10,443	10,815
2% 10/1/35	67,590	69,995
2.5% 1/1/22 to 8/1/51	1,085,466	1,131,055
3% 2/1/24 to 6/1/50	618,290	652,312
3% 8/1/47	173	182
3.5% 9/1/25 to 3/1/50	556,673	596,392
3.5% 8/1/47	318	341
3.5% 9/1/47	271	288
3.5% 9/1/47	10,218	10,991
3.5% 10/1/48	300	317
3.5% 11/1/48	219	231
4% 4/1/25 to 6/1/50	244,283	263,894
4.5% 5/1/23 to 7/1/50	129,614	140,935
5% 4/1/23 to 6/1/50	44,426	49,184
5.5% 5/1/23 to 6/1/49	22,400	25,585
6% 4/1/32 to 8/1/37	475	549
6.5% 8/1/36 to 12/1/37	111	131

TOTAL FREDDIE MAC		4,620,542

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 12/1/31	56	58
2.5% 12/1/31	4	4
2.5% 1/1/32	49	51
2.5% 2/1/32	91	95

TOTAL FREDDIE MAC MULTI-FAMILY STRUCTURED PASS-THRU CERTIFICATES		208

Ginnie Mae - 6.1%
3.5% 10/15/40 to 5/20/50	606,915	646,652
4% 1/15/25 to 12/20/50	298,165	320,197
5% 1/20/39 to 4/20/49	55,454	61,534
1.5% 12/20/50 to 5/20/51	9,687	9,588
1.5% 9/1/51 (f)	500	495
2% 10/20/50 to 7/20/51	578,254	590,999
2% 9/1/51 (f)	77,850	79,494
2% 9/1/51 (f)	34,250	34,973
2% 9/1/51 (f)	37,900	38,700
2% 10/1/51 (f)	18,350	18,705
2% 10/1/51 (f)	18,100	18,450
2.5% 10/20/42 to 6/20/51	728,923	756,067
2.5% 9/1/51 (f)	53,600	55,582
3% 4/15/42 to 5/20/51	680,892	715,644
3% 9/1/51 (f)	4,350	4,547
3% 9/1/51 (f)	4,300	4,495
3% 9/1/51 (f)	2,600	2,718
3% 9/1/51 (f)	3,350	3,502
3% 9/1/51 (f)	7,800	8,154
3% 9/1/51 (f)	11,450	11,970
3% 9/1/51 (f)	7,800	8,154
3% 9/1/51 (f)	6,900	7,213
3% 9/1/51 (f)	3,350	3,502
3% 9/1/51 (f)	11,450	11,970
3% 9/1/51 (f)	17,900	18,712
3% 10/1/51 (f)	17,150	17,896
3.5% 9/1/51 (f)	50	53
3.5% 9/1/51 (f)	50	53
3.5% 9/1/51 (f)	1,250	1,315
3.5% 9/1/51 (f)	150	158
3.5% 9/1/51 (f)	1,550	1,631
3.5% 9/1/51 (f)	100	105
3.5% 9/1/51 (f)	900	947
3.5% 9/1/51 (f)	500	526
3.5% 9/1/51 (f)	1,450	1,526
3.5% 9/1/51 (f)	1,450	1,526
3.5% 9/1/51 (f)	550	579
3.5% 9/1/51 (f)	275	289
3.5% 9/1/51 (f)	1,650	1,736
3.5% 9/1/51 (f)	1,675	1,763
3.5% 9/1/51 (f)	6,100	6,419
4% 9/1/51 (f)	2,700	2,860
4.5% to 4.5% 3/20/33 to 12/20/50	140,952	153,256
4.5% 9/1/51 (f)	1,300	1,385
5.5% 10/20/32 to 6/20/49	11,697	13,322
6% to 6% 5/20/34 to 12/15/40	4,199	4,893
6.5% 8/20/36 to 1/15/39	761	897

TOTAL GINNIE MAE		3,645,152

Uniform Mortgage Backed Securities - 4.7%
1.5% 9/1/36 (f)	139,750	141,953
1.5% 9/1/36 (f)	115,925	117,753
1.5% 9/1/36 (f)	112,525	114,299
1.5% 9/1/36 (f)	252,275	256,252
1.5% 9/1/36 (f)	31,000	31,489
1.5% 9/1/51 (f)	3,300	3,244
1.5% 9/1/51 (f)	132,050	129,799
1.5% 9/1/51 (f)	175,500	172,508
1.5% 9/1/51 (f)	114,750	112,794
1.5% 9/1/51 (f)	10,500	10,321
1.5% 9/1/51 (f)	16,050	15,776
1.5% 9/1/51 (f)	2,800	2,752
1.5% 10/1/51 (f)	165,000	161,891
1.5% 10/1/51 (f)	60,600	59,458
1.5% 10/1/51 (f)	21,100	20,702
1.5% 10/1/51 (f)	20,600	20,212
1.5% 10/1/51 (f)	16,050	15,748
2% 9/1/36 (f)	24,400	25,252
2% 9/1/51 (f)	24,600	24,950
2% 9/1/51 (f)	24,600	24,950
2% 9/1/51 (f)	12,250	12,424
2% 9/1/51 (f)	12,250	12,424
2% 9/1/51 (f)	24,450	24,798
2% 9/1/51 (f)	24,100	24,443
2% 9/1/51 (f)	31,550	31,999
2% 9/1/51 (f)	72,850	73,888
2% 9/1/51 (f)	49,200	49,901
2% 9/1/51 (f)	1,250	1,268
2% 9/1/51 (f)	25,300	25,660
2% 9/1/51 (f)	25,250	25,610
2% 9/1/51 (f)	158,300	160,555
2% 10/1/51 (f)	13,200	13,363
2% 10/1/51 (f)	13,200	13,363
2% 10/1/51 (f)	25,350	25,664
2% 10/1/51 (f)	25,300	25,613
2% 10/1/51 (f)	25,150	25,461
2% 10/1/51 (f)	25,250	25,562
2% 10/1/51 (f)	25,050	25,360
2% 10/1/51 (f)	50,900	51,530
2.5% 9/1/36 (f)	8,300	8,679
2.5% 9/1/51 (f)	76,400	79,361
2.5% 9/1/51 (f)	38,250	39,732
2.5% 9/1/51 (f)	56,850	59,053
2.5% 9/1/51 (f)	90,550	94,059
2.5% 9/1/51 (f)	21,250	22,073
2.5% 9/1/51 (f)	17,000	17,659
2.5% 9/1/51 (f)	135,200	140,439
2.5% 10/1/51 (f)	78,100	80,968
2.5% 10/1/51 (f)	57,050	59,145
3% 9/1/51 (f)	7,950	8,316
3% 9/1/51 (f)	4,850	5,073
3% 9/1/51 (f)	2,800	2,929
3% 9/1/51 (f)	20,150	21,077
3% 9/1/51 (f)	7,575	7,924
3% 9/1/51 (f)	4,850	5,073
3% 9/1/51 (f)	2,800	2,929
3% 9/1/51 (f)	2,400	2,510
3% 9/1/51 (f)	19,500	20,397
3% 10/1/51 (f)	10,050	10,507
3.5% 9/1/51 (f)	450	476
3.5% 9/1/51 (f)	300	317
3.5% 9/1/51 (f)	200	212
3.5% 9/1/51 (f)	200	212
3.5% 9/1/51 (f)	50	53
3.5% 9/1/51 (f)	10,000	10,578
3.5% 10/1/51 (f)	250	265
4% 9/1/51 (f)	8,500	9,107
4.5% 9/1/51 (f)	4,600	4,975

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,825,087

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $17,321,345)		17,509,469

Asset-Backed Securities - 0.3%
Capital One Multi-Asset Execution Trust Series 2019-A3 Class A3, 2.06% 8/15/28	$8,480	$8,922
CarMax Auto Owner Trust:
Series 2018-3 Class A3, 3.13% 6/15/23	2,010	2,025
Series 2021-1 Class A3, 0.34% 12/15/25	28,930	28,912
Chase Issuance Trust Series 2012-A7 Class A7, 2.16% 9/15/24	7,663	7,823
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	3,841	4,102
Series 2018-A6 Class A6, 3.21% 12/7/24	7,807	8,104
Series 2018-A7 Class A7, 3.96% 10/13/30	13,250	15,591
2.19% 11/20/23	4,667	4,688
Discover Card Master Trust:
Series 2017-A4 Class A4, 2.53% 10/15/26	1,544	1,627
Series 2018-A1 Class A1, 3.03% 8/15/25	15,778	16,419
Ford Credit Auto Lease Trust Series 2021-A Class A3, 0.26% 2/15/24	28,930	28,950
Ford Credit Floorplan Master Owner Trust Series 2018-2 Class A, 3.17% 3/15/25	15,654	16,343
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	22,077	22,102
Mercedes-Benz Auto Lease Trust Series 2021-A Class A3, 0.25% 1/16/24	28,930	28,934
TOTAL ASSET-BACKED SECURITIES
(Cost $192,545)		194,542

Commercial Mortgage Securities - 2.1%
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	19,758	21,198
Series 2020-BN25 Class A5, 2.649% 1/15/63	13,860	14,730
Series 2020-BN28 Class A4, 1.844% 3/15/63	34,420	34,324
Series 2021-BN35 Class A5, 2.285% 8/15/31	17,000	17,505
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	14,050	13,995
Series 2021-B24 Class A5, 2.5843% 3/15/54	21,000	22,131
Series 2019-B12 Class A5, 3.1156% 8/15/52	21,765	23,852
Series 2019-B9 Class A5, 4.0156% 3/15/52	19,271	22,192
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	24,758	26,709
Series 2015-GC29 Class A4, 3.192% 4/10/48	9,350	10,047
Series 2015-P1 Class A5, 3.717% 9/15/48	4,820	5,286
Series 2016-C1 Class A4, 3.209% 5/10/49	15,252	16,552
Series 2016-P4:
Class A4, 2.902% 7/10/49	17,668	18,956
Class AAB, 2.779% 7/10/49	9,986	10,425
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	26,333	27,820
Series 2013-CR7 Class A4, 3.213% 3/10/46	9,507	9,834
Series 2014-LC15 Class A4, 4.006% 4/10/47	8,801	9,464
Series 2013-CR6 Class A4, 3.101% 3/10/46	15,421	15,785
Series 2015-CR22 Class A5, 3.309% 3/10/48	15,963	17,202
CSAIL Commercial Mortgage Trust sequential payer:
Series 2015-C3 Class A4, 3.7182% 8/15/48	10,325	11,269
Series 2019-C17:
Class A4, 2.7628% 9/15/52	15,495	16,411
Class A5, 3.0161% 9/15/52	15,495	16,738
Freddie Mac:
sequential payer:
Series 2020-K104 Class A2, 2.253% 2/25/52	61,560	65,657
Series 2020-K116 Class A2, 1.378% 7/25/30	52,330	52,179
Series 2020-K117 Class A2, 1.406% 8/25/30	26,700	26,670
Series 2020-K118 Class A2, 1.493% 9/25/30	12,680	12,753
Series 2020-K121 Class A2, 1.547% 10/25/30	17,800	17,972
Series 2021-K125 Class A2, 1.846% 1/25/31	6,900	7,139
Series 2021-K126 Class A2, 2.074% 1/25/31	9,820	10,337
Series 2021-K130 Class A2, 1.723% 6/25/31	8,450	8,637
Series K034 Class A2, 3.531% 7/25/23	7,396	7,783
Series K057 Class A2, 2.57% 7/25/26	13,112	14,057
Series K080 Class A2, 3.926% 7/25/28	13,633	15,941
Series 2017-K727 Class A2, 2.946% 7/25/24	21,990	23,151
Series 2021-K123 Class A2, 1.621% 12/25/30	23,430	23,776
Series K-1510 Class A2, 3.718% 1/25/31	12,204	14,419
Series K020 Class A2, 2.373% 5/25/22	8,469	8,564
Series K036 Class A2, 3.527% 10/25/23	7,375	7,813
Series K046 Class A2, 3.205% 3/25/25	27,365	29,636
Series K047 Class A2, 3.329% 5/25/25	3,172	3,456
Series K053 Class A2, 2.995% 12/25/25	5,844	6,339
Series K056 Class A2, 2.525% 5/25/26	17,052	18,232
Series K062 Class A1, 3.032% 9/25/26	14,834	15,788
Series K064 Class A2, 3.224% 3/25/27	14,175	15,738
Series K068 Class A2, 3.244% 8/25/27	19,564	21,855
Series K079 Class A2, 3.926% 6/25/28	6,394	7,472
Series K094 Class A2, 2.903% 6/25/29	42,266	46,942
Series K730 Class A2, 3.59% 1/25/25	31,786	34,379
GS Mortgage Securities Trust sequential payer:
Series 2013-GC10 Class A4, 2.681% 2/10/46	6,090	6,218
Series 2014-GC26 Class A4, 3.364% 11/10/47	20,255	21,447
Series 2020-GC45 Class A5, 2.9106% 2/13/53	37,340	40,314
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2013-C12 Class A5, 3.6637% 7/15/45	16,444	17,184
Series 2014-C21 Class A5, 3.7748% 8/15/47	27,734	29,873
Series 2014-C23 Class A5, 3.9342% 9/15/47	7,848	8,523
Series 2014-C24 Class A5, 3.6385% 11/15/47	21,419	23,061
Series 2015-C29 Class A4, 3.6108% 5/15/48	7,396	8,021
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2016-C2 Class ASB, 2.9542% 6/15/49	13,651	14,326
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-LC9 Class A5, 2.84% 12/15/47	10,729	10,916
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4, 3.9936% 1/15/46 (b)	6,252	6,575
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.2966% 8/15/46 (b)	15,525	16,203
Series 2015-C27 Class ASB, 3.557% 12/15/47	3,281	3,450
Series 2016-C28 Class ASB, 3.288% 1/15/49	6,767	7,047
Series 2015-C20 Class A4, 3.249% 2/15/48	12,100	12,922
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	14,620	15,535
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	26,608	28,693
Series 2019-C54 Class A4, 3.146% 12/15/52	1,900	2,086
Series 2020-C55 Class A5, 2.725% 2/15/53	13,158	14,019
Series 2018-C48 Class A5, 4.302% 1/15/52	16,065	18,764
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	7,111	7,253
Series 2014-C25 Class A5, 3.631% 11/15/47	11,874	12,852
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,175,557)		1,224,392

Municipal Securities - 0.6%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	7,990	15,421
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	$3,880	$6,366
Series 2010 S1, 7.043% 4/1/50	5,830	10,519
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	20,340	34,976
Series 2010, 7.6% 11/1/40	10,660	18,904
Series 2018, 3.5% 4/1/28	10,590	12,011
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	6,985	6,928
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	6,305	7,562
Dallas Fort Worth Int'l. Arpt. Rev. Series 2019 A, 3.144% 11/1/45	1,915	2,041
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	3,055	3,237
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	13,495	16,030
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	6,245	8,366
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	7,765	13,554
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	4,095	5,552
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	3,880	4,399
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	7,050	7,138
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000	1,298
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	3,863	6,445
New Jersey Trans. Trust Fund Auth. Series B:
4.081% 6/15/39	11,770	13,480
4.131% 6/15/42	11,770	13,470
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	7,415	11,524
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	8,815	11,952
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	5,065	7,390
New York State Dorm. Auth. Series 2021 C, 2.202% 3/15/34	16,750	17,044
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	4,255	5,887
Series 2010 164, 5.647% 11/1/40	4,280	6,137
Series 225, 3.175% 7/15/60	19,000	19,424
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	4,650	5,154
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	5,190	7,334
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	9,296	13,083
Univ. of California Regents Med. Ctr. Pool Rev. Series N:
3.006% 5/15/50	10,825	11,068
3.256% 5/15/60	11,000	11,761
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	825	1,170
Series 2015 AP, 3.931% 5/15/45	3,075	3,546
Univ. of Virginia Gen. Rev.:
(Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	3,905	5,298
Series 2021 B, 2.584% 11/1/51	1,950	1,983
TOTAL MUNICIPAL SECURITIES
(Cost $296,495)		347,452

Foreign Government and Government Agency Obligations - 1.5%
Alberta Province:
1% 5/20/25	$29,000	$29,283
3.3% 3/15/28	8,204	9,233
British Columbia Province 2.25% 6/2/26	19,598	20,877
Canadian Government 2% 11/15/22	3,885	3,971
Chilean Republic:
2.55% 7/27/33	25,600	26,060
3.125% 1/21/26	1,000	1,081
3.24% 2/6/28	9,533	10,357
3.25% 9/14/21	7,396	7,411
3.625% 10/30/42	10,743	11,645
3.86% 6/21/47	4,931	5,584
Export Development Canada:
2.625% 2/21/24	9,580	10,119
2.75% 3/15/23	37,520	38,956
Hungarian Republic:
5.75% 11/22/23	15,530	17,329
7.625% 3/29/41	5,992	10,186
Indonesian Republic:
2.85% 2/14/30	28,800	30,263
3.5% 2/14/50	22,000	23,029
Israeli State:
3.25% 1/17/28	11,825	13,045
3.375% 1/15/50	24,374	26,553
4% 6/30/22	5,753	5,927
Italian Republic:
2.375% 10/17/24	5,000	5,202
2.875% 10/17/29	22,000	23,194
4% 10/17/49	4,800	5,490
6.875% 9/27/23	4,931	5,553
Jordanian Kingdom 3% 6/30/25	2,059	2,215
Manitoba Province:
2.1% 9/6/22	1,561	1,589
2.125% 5/4/22	3,287	3,331
3.05% 5/14/24	1,233	1,317
Ontario Province:
0.625% 1/21/26	2,100	2,086
1.125% 10/7/30	19,710	19,021
2.25% 5/18/22	4,782	4,851
2.3% 6/15/26	11,728	12,489
2.4% 2/8/22	4,281	4,322
2.5% 4/27/26	4,109	4,410
3.05% 1/29/24	9,580	10,189
Panamanian Republic:
3.16% 1/23/30	15,489	16,383
3.75% 3/16/25	3,260	3,533
4% 9/22/24	1,648	1,783
4.3% 4/29/53	4,663	5,216
4.5% 4/16/50	10,588	12,095
4.5% 4/1/56	16,400	18,689
Peruvian Republic:
1.862% 12/1/32	20,640	19,393
2.392% 1/23/26	4,000	4,145
2.78% 12/1/60	3,400	3,045
2.844% 6/20/30	13,427	13,845
4.125% 8/25/27	11,881	13,335
5.625% 11/18/50	5,875	8,151
6.55% 3/14/37	2,527	3,489
7.35% 7/21/25	4,000	4,886
Philippine Republic:
1.648% 6/10/31	15,000	14,720
2.65% 12/10/45	18,900	18,218
3% 2/1/28	15,613	16,991
3.95% 1/20/40	13,130	14,942
4.2% 1/21/24	4,087	4,414
6.375% 10/23/34	8,526	12,109
Polish Government:
3.25% 4/6/26	5,424	5,971
4% 1/22/24	29,736	32,221
5% 3/23/22	11,915	12,227
Quebec Province:
1.5% 2/11/25	23,700	24,407
2.375% 1/31/22	3,123	3,152
2.5% 4/20/26	9,651	10,375
2.75% 4/12/27	10,504	11,467
2.875% 10/16/24	1,705	1,827
Ukraine Government 1.471% 9/29/21	8,464	8,470
United Mexican States:
3.25% 4/16/30	10,971	11,504
3.75% 1/11/28	7,396	8,174
4% 10/2/23	2,996	3,222
4.125% 1/21/26	2,745	3,107
4.15% 3/28/27	25,548	29,137
4.28% 8/14/41	36,000	38,527
4.35% 1/15/47	11,842	12,603
4.5% 1/31/50	7,600	8,269
4.6% 1/23/46	4,766	5,229
4.6% 2/10/48	14,422	15,750
4.75% 3/8/44	7,970	8,953
5.55% 1/21/45	3,218	3,955
6.05% 1/11/40	3,944	5,031
Uruguay Republic:
4.125% 11/20/45	3,903	4,674
4.375% 10/27/27	1,000	1,157
4.375% 1/23/31	13,021	15,347
4.975% 4/20/55	4,840	6,367
5.1% 6/18/50	4,729	6,298
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $881,314)		912,971

Supranational Obligations - 1.3%
African Development Bank:
0.875% 7/22/26	12,560	12,580
2.375% 9/23/21	2,383	2,386
Asian Development Bank:
0.375% 9/3/25	33,075	32,685
0.5% 2/4/26	18,300	18,099
0.75% 10/8/30	16,000	15,202
1.5% 10/18/24	18,500	19,075
1.75% 9/13/22	11,728	11,927
1.875% 2/18/22	1,644	1,657
2% 4/24/26	5,177	5,467
2.125% 11/24/21	3,965	3,983
2.5% 11/2/27	5,505	5,991
2.625% 1/30/24	12,358	13,035
2.625% 1/12/27	5,342	5,823
2.75% 3/17/23	24,073	25,025
2.75% 1/19/28	30,926	34,230
Corporacion Andina de Fomento 4.375% 6/15/22	11,587	11,936
European Bank for Reconstruction & Development 2.125% 3/7/22	3,854	3,894
European Investment Bank:
0.75% 9/23/30	22,850	21,796
0.875% 5/17/30	5,482	5,303
1.25% 2/14/31	9,917	9,834
1.375% 9/15/21	14,439	14,446
1.375% 5/15/23	20,000	20,398
1.875% 2/10/25	2,465	2,577
2% 12/15/22	11,642	11,919
2.125% 10/15/21	2,334	2,340
2.25% 3/15/22	13,066	13,217
2.25% 8/15/22	1,545	1,576
2.25% 6/24/24	18,585	19,537
2.375% 6/15/22	11,504	11,708
2.375% 5/24/27	3,287	3,548
2.5% 3/15/23	17,257	17,873
2.5% 10/15/24	4,705	5,000
2.875% 8/15/23	8,702	9,148
3.125% 12/14/23	11,341	12,068
3.25% 1/29/24	1,644	1,758
Inter-American Development Bank:
0.625% 7/15/25	18,195	18,187
0.875% 4/20/26	41,600	41,776
1.25% 9/14/21	6,040	6,042
1.75% 4/14/22	1,540	1,556
1.75% 9/14/22	5,054	5,139
1.75% 3/14/25	15,140	15,756
2% 6/2/26	3,287	3,471
2.125% 1/18/22	5,013	5,051
2.125% 1/15/25	1,504	1,583
2.25% 6/18/29	15,711	16,924
2.375% 7/7/27	5,530	5,967
2.5% 1/18/23	5,719	5,905
3% 10/4/23	2,938	3,104
4.375% 1/24/44	7,165	10,081
International Bank for Reconstruction & Development:
0.375% 7/28/25	21,500	21,280
0.5% 10/28/25	27,127	26,925
0.75% 8/26/30	13,600	12,970
0.875% 5/14/30	16,633	16,093
1.25% 2/10/31	14,900	14,788
1.375% 9/20/21	4,297	4,300
1.5% 8/28/24	16,286	16,791
1.625% 2/10/22	3,204	3,225
1.625% 1/15/25	14,615	15,155
1.75% 4/19/23	5,505	5,643
1.875% 10/7/22	13,970	14,240
1.875% 6/19/23	11,208	11,543
1.875% 10/27/26	3,911	4,112
2% 1/26/22	26,647	26,850
2.5% 3/19/24	3,123	3,292
2.5% 11/25/24	4,684	4,983
2.5% 7/29/25	3,114	3,336
7.625% 1/19/23	22,512	24,823
International Finance Corp.:
0.75% 8/27/30	9,070	8,644
2.875% 7/31/23	3,540	3,719
Nordic Investment Bank 2.125% 2/1/22	3,260	3,287
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $780,044)		793,582

Bank Notes - 0.2%
Bank of America NA 6% 10/15/36	2,075	2,899
Citibank NA 3.65% 1/23/24	20,544	22,023
Citizens Bank NA:
2.25% 4/28/25	$10,750	$11,249
2.65% 5/26/22	16,747	17,009
3.75% 2/18/26	11,093	12,295
Discover Bank 3.45% 7/27/26	10,477	11,435
PNC Bank NA 2.625% 2/17/22	9,861	9,953
Truist Bank:
3.3% 5/15/26	6,245	6,868
3.8% 10/30/26	2,573	2,889
U.S. Bank NA, Cincinnati 3.4% 7/24/23	8,218	8,683
Wells Fargo Bank NA 3.55% 8/14/23	20,000	21,205
TOTAL BANK NOTES
(Cost $119,466)		126,508
	Shares	Value (000s)

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.06% (g)	1,553,139,862	$1,553,450
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	180,675,595	180,694
TOTAL MONEY MARKET FUNDS
(Cost $1,734,144)		1,734,144
TOTAL INVESTMENT IN SECURITIES - 105.9%
(Cost $61,119,166)		63,368,496
NET OTHER ASSETS (LIABILITIES) - (5.9)%		(3,524,197)
NET ASSETS - 100%		$59,844,299

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Ginnie Mae
2% 9/1/51	$(18,350)	$(18,738)
2% 9/1/51	(18,100)	(18,482)
3% 9/1/51	(7,800)	(8,154)
3% 9/1/51	(6,900)	(7,213)
3% 9/1/51	(3,350)	(3,502)
3% 9/1/51	(11,450)	(11,970)

TOTAL GINNIE MAE		(68,059)

Uniform Mortgage Backed Securities
1.5% 9/1/36	(252,275)	(256,252)
1.5% 9/1/51	(165,000)	(162,187)
1.5% 9/1/51	(60,600)	(59,567)
1.5% 9/1/51	(21,100)	(20,740)
1.5% 9/1/51	(20,600)	(20,249)
1.5% 9/1/51	(114,750)	(112,794)
1.5% 9/1/51	(10,500)	(10,321)
1.5% 9/1/51	(16,050)	(15,776)
1.5% 9/1/51	(16,050)	(15,776)
2% 9/1/51	(13,200)	(13,388)
2% 9/1/51	(13,200)	(13,388)
2% 9/1/51	(25,350)	(25,711)
2% 9/1/51	(1,250)	(1,268)
2% 9/1/51	(25,300)	(25,660)
2% 9/1/51	(25,150)	(25,508)
2% 9/1/51	(25,300)	(25,660)
2% 9/1/51	(25,250)	(25,610)
2% 9/1/51	(25,250)	(25,610)
2% 9/1/51	(25,050)	(25,407)
2% 9/1/51	(50,900)	(51,625)
2.5% 9/1/51	(78,100)	(81,126)
2.5% 9/1/51	(21,250)	(22,073)
2.5% 9/1/51	(17,000)	(17,659)
2.5% 9/1/51	(57,050)	(59,261)
3% 9/1/51	(10,050)	(10,512)
3% 9/1/51	(4,850)	(5,073)
3% 9/1/51	(2,800)	(2,929)
3% 9/1/51	(2,400)	(2,510)
3.5% 9/1/51	(250)	(264)
3.5% 9/1/51	(200)	(212)
3.5% 9/1/51	(50)	(55)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(1,134,171)

TOTAL TBA SALE COMMITMENTS
(Proceeds $1,201,031)		$(1,202,230)

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $295,499,000 or 0.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $1,149,000.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,028,255	$14,622,822	$14,097,580	$461	$(45)	$(2)	$1,553,450	2.4%
Fidelity Securities Lending Cash Central Fund 0.06%	136,769	5,607,156	5,563,231	321	--	--	180,694	0.5%
Total	$1,165,024	$20,229,978	$19,660,811	$782	$(45)	$(2)	$1,734,144

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Corporate Bonds	$15,545,856	$--	$15,545,856	$--
U.S. Government and Government Agency Obligations	24,979,580	--	24,979,580	--
U.S. Government Agency - Mortgage Securities	17,509,469	--	17,509,469	--
Asset-Backed Securities	194,542	--	194,542	--
Commercial Mortgage Securities	1,224,392	--	1,224,392	--
Municipal Securities	347,452	--	347,452	--
Foreign Government and Government Agency Obligations	912,971	--	912,971	--
Supranational Obligations	793,582	--	793,582	--
Bank Notes	126,508	--	126,508	--
Money Market Funds	1,734,144	1,734,144	--	--
Total Investments in Securities:	$63,368,496	$1,734,144	$61,634,352	$--
Other Financial Instruments:
TBA Sale Commitments	$(1,202,230)	$--	$(1,202,230)	$--
Total Other Financial Instruments:	$(1,202,230)	$--	$(1,202,230)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $177,001) — See accompanying schedule: Unaffiliated issuers (cost $59,385,022)	$61,634,352
Fidelity Central Funds (cost $1,734,144)	1,734,144
Total Investment in Securities (cost $61,119,166)		$63,368,496
Receivable for investments sold		502,178
Receivable for TBA sale commitments		1,201,031
Receivable for fund shares sold		79,175
Interest receivable		248,009
Distributions receivable from Fidelity Central Funds		74
Other receivables		461
Total assets		65,399,424
Liabilities
Payable for investments purchased
Regular delivery	$926,462
Delayed delivery	3,195,423
TBA sale commitments, at value	1,202,230
Payable for fund shares redeemed	43,969
Distributions payable	4,644
Accrued management fee	1,240
Other payables and accrued expenses	463
Collateral on securities loaned	180,694
Total liabilities		5,555,125
Net Assets		$59,844,299
Net Assets consist of:
Paid in capital		$57,473,017
Total accumulated earnings (loss)		2,371,282
Net Assets		$59,844,299
Net Asset Value, offering price and redemption price per share ($59,844,299 ÷ 4,904,142 shares)		$12.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2021
Investment Income
Interest		$1,047,611
Income from Fidelity Central Funds (including $321 from security lending)		782
Total income		1,048,393
Expenses
Management fee	$14,114
Independent trustees' fees and expenses	162
Total expenses before reductions	14,276
Expense reductions	(3)
Total expenses after reductions		14,273
Net investment income (loss)		1,034,120
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	223,379
Fidelity Central Funds	(45)
Total net realized gain (loss)		223,334
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,333,403)
Fidelity Central Funds	(2)
Delayed delivery commitments	(1,194)
Total change in net unrealized appreciation (depreciation)		(1,334,599)
Net gain (loss)		(1,111,265)
Net increase (decrease) in net assets resulting from operations		$(77,145)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,034,120	$1,156,215
Net realized gain (loss)	223,334	571,831
Change in net unrealized appreciation (depreciation)	(1,334,599)	1,383,294
Net increase (decrease) in net assets resulting from operations	(77,145)	3,111,340
Distributions to shareholders	(1,588,638)	(1,114,172)
Share transactions
Proceeds from sales of shares	22,603,202	28,442,378
Reinvestment of distributions	1,509,067	1,016,757
Cost of shares redeemed	(18,128,537)	(20,268,554)
Net increase (decrease) in net assets resulting from share transactions	5,983,732	9,190,581
Total increase (decrease) in net assets	4,317,949	11,187,749
Net Assets
Beginning of period	55,526,350	44,338,601
End of period	$59,844,299	$55,526,350
Other Information
Shares
Sold	1,843,063	2,322,748
Issued in reinvestment of distributions	122,632	82,923
Redeemed	(1,479,534)	(1,659,222)
Net increase (decrease)	486,161	746,449

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Bond Index Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.57	$12.08	$11.26	$11.71	$11.96
Income from Investment Operations
Net investment income (loss)A	.222	.291	.328	.302	.291
Net realized and unrealized gain (loss)	(.245)	.481	.813	(.445)	(.250)
Total from investment operations	(.023)	.772	1.141	(.143)	.041
Distributions from net investment income	(.224)	(.282)	(.321)	(.300)	(.288)
Distributions from net realized gain	(.123)	–	–	(.007)	(.003)
Total distributions	(.347)	(.282)	(.321)	(.307)	(.291)
Net asset value, end of period	$12.20	$12.57	$12.08	$11.26	$11.71
Total ReturnB	(.17)%	6.48%	10.33%	(1.22)%	.39%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.03%	.03%	.03%
Expenses net of fee waivers, if any	.03%	.03%	.03%	.03%	.03%
Expenses net of all reductions	.02%	.03%	.03%	.03%	.03%
Net investment income (loss)	1.81%	2.38%	2.87%	2.66%	2.52%
Supplemental Data
Net assets, end of period (in millions)	$59,844	$55,526	$44,339	$20,283	$15,180
Portfolio turnover rateE	76%	59%F	35%F	43%	57%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity U.S. Bond Index Fund	$461

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred Trustees compensation and losses deferred due to wash sales and excise tax regulartions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,640,488
Gross unrealized depreciation	(349,716)
Net unrealized appreciation (depreciation)	$2,290,772
Tax Cost	$61,076,525

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$141,132
Net unrealized appreciation (depreciation) on securities and other investments	$2,290,772

The fund intends to defer the to its next fiscal year $47,366,336 of capital losses recognized during the period November 1, 2020 to August 31, 2021.

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$1,223,528	$ 1,114,172
Long-term Capital Gains	365,110	–
Total	$1,588,638	$ 1,114,172

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Bond Index Fund	22,964,469	20,310,277

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .025% of the Fund's average net assets. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Under the expense contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, as necessary so that the total expenses do not exceed .025% of average net assets. This expense contract will remain in place through October 31, 2022.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity U.S. Bond Index Fund	158,717	90,277	1,900,607	U.S. Bond Index

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Bond Index Fund	$36	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity U.S. Bond Index Fund	.02%
Actual		$1,000.00	$1,014.50	$.10
Hypothetical-C		$1,000.00	$1,025.10	$.10

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity U.S. Bond Index Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 8, 2021, a distribution of $0.03 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $246,355,075, or, if subsequently determined to be different, the net capital gain of such year.

A total of 26.73% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,021,993,517 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100.00% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $1,152,741,414 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

UII-UDV-ANN-1021
1.925929.110

Fidelity® Series Government Money Market Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Investment Summary/Performance
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification as of August 31, 2021

Days	% of fund's investments 8/31/21
1 - 7	75.8
8 - 30	3.0
31 - 60	8.4
61 - 90	2.3
91 - 180	6.7
> 180	3.8

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of August 31, 2021
U.S. Treasury Debt	33.0%
U.S. Government Agency Debt	13.8%
Repurchase Agreements	60.5%
Variable Rate Demand Notes (VRDNs)	0.1%
Net Other Assets (Liabilities)*	(7.4)%

 * Net Other Assets (Liabilities) are not included in the pie chart

Current 7-Day Yields

8/31/21
Fidelity® Series Government Money Market Fund	0.08%

Yield refers to the income paid by the Fund over a given period. Yield for money market funds is usually for seven-day periods, as it is here, though it is expressed as an annual percentage rate. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

U.S. Treasury Debt - 33.0%
	Yield(a)	Principal Amount	Value
U.S. Treasury Obligations - 33.0%
U.S. Treasury Bills
9/2/21 to 8/11/22	0.04 to 0.12%	$1,401,957,100	$1,401,794,865
U.S. Treasury Bonds
11/15/21	0.05 to 0.11	11,000,000	11,178,133
U.S. Treasury Notes
9/15/21 to 7/31/23	0.04 to 0.36 (b)	1,775,345,000	1,781,011,155
TOTAL U.S. TREASURY DEBT
(Cost $3,193,984,153)			3,193,984,153

Variable Rate Demand Note - 0.1%
California - 0.0%
FHLMC California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. (Heritage Park Apts. Proj.) Series 2008 C, 0.04% 9/7/21, LOC Freddie Mac, VRDN
9/7/21	0.04 (b)(c)	700,000	700,000
New York - 0.1%
FHLMC New York Hsg. Fin. Agcy. Rev. (Clinton Green North Hsg. Proj.) Series 2005 A, 0.04% 9/7/21, LOC Freddie Mac, VRDN
9/7/21	0.04 (b)(c)	1,600,000	1,600,000
FHLMC New York Hsg. Fin. Agcy. Rev. (Clinton Green South Hsg. Proj.) Series 2005 A, 0.04% 9/7/21, LOC Freddie Mac, VRDN
9/7/21	0.04 (b)(c)	800,000	800,000
FNMA New York City Hsg. Dev. Corp. Multi-family Rental Hsg. Rev. (155 West 21st Street Dev. Proj.) Series 2007 A, 0.05% 9/7/21, LOC Fannie Mae, VRDN
9/7/21	0.05 (b)(c)	600,000	600,000
FNMA New York Hsg. Fin. Agcy. Rev. (316 Eleventh Ave. Hsg. Proj.) Series 2007 A, 0.05% 9/7/21, LOC Fannie Mae, VRDN
9/7/21	0.05 (b)(c)	800,000	800,000
FNMA New York Hsg. Fin. Agcy. Rev. (600 West and 42nd St. Hsg. Proj.) Series 2007 A, 0.06% 9/7/21, LOC Fannie Mae, VRDN
9/7/21	0.06 (b)(c)	3,100,000	3,100,000
FNMA New York Hsg. Fin. Agcy. Rev. (Tribeca Park Proj.) Series 1997 A, 0.05% 9/7/21, LOC Fannie Mae, VRDN
9/7/21	0.05 (b)(c)	500,000	500,000
FNMA New York Hsg. Fin. Agcy. Rev. (West 23rd Street Hsg. Proj.) Series 2001 A, 0.05% 9/7/21, LOC Fannie Mae, VRDN
9/7/21	0.05 (b)(c)	500,000	500,000
FNMA New York Hsg. Fin. Agcy. Rev. Series 1997 A, 0.05% 9/7/21, LOC Fannie Mae, VRDN
9/7/21	0.05 (b)(c)	500,000	500,000
FNMA New York Hsg. Fin. Agcy. Rev. Series 2008 A, 0.04% 9/7/21, LOC Fannie Mae, VRDN
9/7/21	0.04 (b)(c)	700,000	700,000
			9,100,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $9,800,000)			9,800,000

U.S. Government Agency Debt - 13.8%
Federal Agencies - 13.8%
Fannie Mae
9/23/21 to 7/29/22	0.06 to 0.40 (b)	333,197,000	333,248,144
Federal Farm Credit Bank
9/2/21 to 3/25/22	0.07 to 0.10 (b)(d)	54,750,000	54,747,306
Federal Home Loan Bank
9/1/21 to 12/15/22	0.04 to 0.22 (b)	670,750,000	670,772,764
Freddie Mac
10/22/21 to 9/9/22	0.06 to 0.36 (b)	283,000,000	283,015,499
TOTAL U.S. GOVERNMENT AGENCY DEBT
(Cost $1,341,783,713)			1,341,783,713

U.S. Government Agency Repurchase Agreement - 14.3%
	Maturity Amount	Value
In a joint trading account at 0.05% dated 8/31/21 due 9/1/21 (Collateralized by U.S. Government Obligations) #	$767,840,155	$767,839,000
With:
ABN AMRO Bank NV at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $24,480,034, 0.75% - 4.50%, 8/15/22 - 7/1/51)	24,000,033	24,000,000
Barclays Bank PLC at 0.05%, dated:
8/25/21 due 9/1/21 (Collateralized by U.S. Government Obligations valued at $18,360,179, 2.00%, 8/1/51)	18,000,175	18,000,000
8/27/21 due 9/3/21 (Collateralized by U.S. Government Obligations valued at $9,180,065, 2.00%, 8/1/51)	9,000,088	9,000,000
8/31/21 due 9/7/21 (Collateralized by U.S. Government Obligations valued at $9,180,014, 2.00%, 8/1/51)	9,000,088	9,000,000
BMO Harris Bank NA at:
0.06%, dated 7/12/21 due 9/7/21 (Collateralized by U.S. Government Obligations valued at $5,100,434, 1.79% - 3.00%, 4/1/28 - 9/15/56)	5,000,525	5,000,000
0.07%, dated:
7/1/21 due 9/1/21 (Collateralized by Mortgage Loan Obligations valued at $10,201,142, 0.50% - 3.50%, 2/15/27 - 8/20/51)	10,001,119	10,000,000
7/7/21 due 9/7/21 (Collateralized by U.S. Government Obligations valued at $4,080,444, 1.50% - 3.00%, 11/15/27 - 8/20/51)	4,000,482	4,000,000
CIBC Bank U.S.A. at:
0.06%, dated 8/6/21 due 9/7/21 (Collateralized by U.S. Government Obligations valued at $14,280,568, 2.00% - 5.00%, 10/1/32 - 8/1/51)	14,003,850	14,000,000
0.09%, dated 7/28/21 due 10/26/21 (Collateralized by U.S. Government Obligations valued at $4,085,524, 2.00% - 6.02%, 6/25/45 - 8/1/51)	4,000,900	4,000,000
Citibank NA at 0.06%, dated 8/31/21 due 9/7/21
(Collateralized by U.S. Treasury Obligations valued at $4,119,816, 0.88% - 2.13%, 8/31/28 - 2/15/47)	4,000,047	4,000,000
(Collateralized by U.S. Treasury Obligations valued at $27,807,445, 1.00% - 4.50%, 8/31/28 - 2/15/49)	27,000,315	27,000,000
Citigroup Global Capital Markets, Inc. at 0.06%, dated 8/31/21 due 9/7/21 (Collateralized by U.S. Government Obligations valued at $18,360,357, 4.00% - 5.00%, 7/1/48 - 8/1/48)	18,000,210	18,000,000
Deutsche Bank AG, New York at 0.06%, dated 8/26/21 due 9/2/21 (Collateralized by U.S. Government Obligations valued at $11,330,105, 3.35%, 6/15/24)	11,000,118	11,000,000
Deutsche Bank Securities, Inc. at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Government Obligations valued at $27,540,039, 2.00%, 5/1/36)	27,000,038	27,000,000
Goldman Sachs & Co. at:
0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Government Obligations valued at $4,080,006, 3.00% - 4.00%, 11/20/41 - 5/20/51)	4,000,006	4,000,000
0.06%, dated 8/26/21 due 9/2/21 (Collateralized by U.S. Government Obligations valued at $72,420,664, 2.50% - 5.00%, 6/20/41 - 8/20/51)	71,000,759	71,000,000
Mitsubishi UFJ Securities (U.S.A.), Inc. at 0.07%, dated:
8/9/21 due 10/8/21 (Collateralized by U.S. Government Obligations valued at $12,240,547, 2.06% - 6.00%, 2/1/23 - 6/1/51)	12,001,400	12,000,000
8/17/21 due 10/18/21 (Collateralized by U.S. Government Obligations valued at $13,260,387, 2.00% - 4.00%, 1/1/27 - 7/1/51)	13,001,567	13,000,000
8/23/21 due 10/22/21 (Collateralized by U.S. Government Obligations valued at $9,180,161, 2.50%, 9/1/51)	9,001,050	9,000,000
8/31/21 due 11/1/21 (Collateralized by U.S. Government Obligations valued at $9,180,019, 1.92% - 4.55%, 8/1/26 - 4/1/51)	9,001,085	9,000,000
Morgan Stanley & Co., LLC at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Government Obligations valued at $35,700,050, 2.50% - 8.00%, 10/1/25 - 9/1/51)	35,000,049	35,000,000
Nomura Securities International, Inc. at 0.05%, dated 8/26/21 due 9/2/21 (Collateralized by U.S. Government Obligations valued at $23,460,196, 2.00%, 4/1/51)	23,000,224	23,000,000
RBC Dominion Securities at:
0.05%, dated 8/24/21 due 9/7/21 (Collateralized by U.S. Government Obligations valued at $18,389,257, 0.13% - 6.13%, 8/31/23 - 6/20/51)	18,002,850	18,000,000
0.06%, dated 3/22/21 due 9/7/21 (Collateralized by U.S. Government Obligations valued at $20,415,433, 0.00% - 5.00%, 12/31/22 - 6/20/51)	20,006,200	20,000,000
RBC Financial Group at 0.06%, dated:
6/25/21 due 9/7/21
(Collateralized by U.S. Government Obligations valued at $10,201,223, 2.00% - 5.00%, 9/1/26 - 2/1/57)	10,003,567	10,000,000
(Collateralized by U.S. Government Obligations valued at $49,985,799, 2.00% - 4.50%, 9/1/26 - 2/1/57)	49,017,558	49,000,000
6/29/21 due 9/7/21
(Collateralized by U.S. Government Obligations valued at $19,382,068, 2.00% - 4.00%, 1/1/42 - 8/1/58)	19,006,713	19,000,000
(Collateralized by U.S. Government Obligations valued at $39,784,244, 2.00% - 4.00%, 1/1/40 - 2/1/57)	39,013,845	39,000,000
(Collateralized by U.S. Government Obligations valued at $39,786,138, 2.00% - 5.00%, 10/25/41 - 5/1/51)	39,014,040	39,000,000
6/30/21 due 9/7/21 (Collateralized by U.S. Government Obligations valued at $10,201,071, 2.00% - 4.00%, 1/1/42 - 5/1/51)	10,003,600	10,000,000
8/6/21 due 9/7/21 (Collateralized by U.S. Government Obligations valued at $9,180,401, 2.00% - 4.00%, 2/1/31 - 8/1/58)	9,003,150	9,000,000
TD Securities (U.S.A.) at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Government Obligations valued at $44,880,063, 3.00% - 4.50%, 1/1/33 - 2/1/50)	44,000,061	44,000,000
TOTAL U.S. GOVERNMENT AGENCY REPURCHASE AGREEMENT
(Cost $1,384,839,000)		1,384,839,000

U.S. Treasury Repurchase Agreement - 46.2%
With:
ABN AMRO Bank NV at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $22,446,536, 0.13% - 3.13%, 8/31/22 - 5/15/45)	22,000,031	22,000,000
Barclays Bank PLC at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $82,620,181, 0.00%, 10/5/21 - 11/23/21)	81,000,113	81,000,000
BNP Paribas, SA at:
0.05%, dated:
8/18/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $40,801,020, 0.00% - 6.63%, 10/7/21 - 5/15/50)	40,000,778	40,000,000
8/19/21 due 9/2/21 (Collateralized by U.S. Treasury Obligations valued at $24,489,258, 0.00% - 6.38%, 10/7/21 - 5/15/50)	24,000,467	24,000,000
8/20/21 due 9/3/21 (Collateralized by U.S. Treasury Obligations valued at $66,317,660, 0.00% - 6.50%, 12/2/21 - 2/15/48)	65,001,264	65,000,000
8/23/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $26,531,270, 0.00% - 5.00%, 12/2/21 - 5/15/50)	26,000,542	26,000,000
8/24/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $47,940,583, 0.00% - 6.25%, 12/2/21 - 5/15/50)	47,000,979	47,000,000
8/25/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $32,640,393, 0.00% - 6.38%, 12/2/21 - 5/15/50)	32,000,667	32,000,000
8/26/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $46,984,461, 0.10% - 6.38%, 10/31/22 - 2/15/49)	46,000,958	46,000,000
8/27/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $26,520,257, 0.00% - 3.50%, 10/7/21 - 5/15/50)	26,000,614	26,000,000
8/30/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $54,060,223, 0.00% - 5.25%, 10/7/21 - 2/15/45)	53,001,104	53,000,000
8/31/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $32,643,972, 0.00% - 6.38%, 10/7/21 - 11/15/49)	32,000,889	32,000,000
9/1/21 due 9/7/21(e)	40,000,778	40,000,000
0.06%, dated 6/17/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $48,966,360, 0.00% - 6.38%, 9/9/21 - 5/15/50)	48,007,360	48,000,000
CIBC Bank U.S.A. at:
0.05%, dated:
8/9/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $8,160,333, 0.13% - 3.38%, 2/15/23 - 2/15/49)	8,000,344	8,000,000
8/10/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $16,363,844, 0.13% - 3.38%, 7/31/22 - 11/15/49)	16,000,689	16,000,000
8/12/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $8,160,288, 0.13% - 2.88%, 12/31/22 - 8/15/46)	8,000,356	8,000,000
8/27/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $9,180,135, 0.13% - 2.88%, 4/30/22 - 8/15/40)	9,000,388	9,000,000
0.06%, dated 8/9/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $4,080,310, 0.13% - 3.13%, 1/15/23 - 2/15/49)	4,001,112	4,000,000
Citigroup Global Capital Markets, Inc. at 0.06%, dated 8/2/21 due 9/2/21 (Collateralized by U.S. Treasury Obligations valued at $25,751,414, 1.25% - 3.75%, 11/15/43 - 2/15/51)	25,001,292	25,000,000
Commerz Markets LLC at 0.05%, dated:
8/25/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $32,640,369, 0.13% - 3.88%, 10/15/23 - 8/15/40)	32,000,311	32,000,000
8/26/21 due 9/2/21 (Collateralized by U.S. Treasury Obligations valued at $16,320,199, 1.25% - 3.00%, 12/31/23 - 8/15/31)	16,000,156	16,000,000
8/31/21 due:
9/1/21 (Collateralized by U.S. Treasury Obligations valued at $88,869,228, 0.25% - 3.88%, 4/15/24 - 5/15/51)	87,000,121	87,000,000
9/7/21 (Collateralized by U.S. Treasury Obligations valued at $43,860,128, 1.00% - 3.00%, 12/31/23 - 8/15/31)	43,000,418	43,000,000
Credit AG at 0.05%, dated:
8/6/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $21,420,794, 1.25%, 3/31/28)	21,000,933	21,000,000
8/9/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $12,240,487, 0.13% - 1.25%, 9/15/23 - 3/31/28)	12,000,517	12,000,000
8/26/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $8,160,122, 0.13%, 9/15/23)	8,000,067	8,000,000
8/30/21 due 9/3/21 (Collateralized by U.S. Treasury Obligations valued at $16,320,076, 1.25%, 3/31/28)	16,000,089	16,000,000
9/1/21 due 9/7/21(e)	32,000,622	32,000,000
Deutsche Bank AG, New York at 0.05%, dated:
8/26/21 due 9/2/21 (Collateralized by U.S. Treasury Obligations valued at $11,220,152, 0.13%, 5/31/22)	11,000,107	11,000,000
8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $32,640,132, 0.13%, 5/31/22)	32,000,044	32,000,000
DNB Bank ASA at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $7,140,018, 1.13% - 4.38%, 2/15/38 - 5/15/41)	7,000,010	7,000,000
Federal Reserve Bank of New York at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $2,170,003,071, 0.25% - 2.63%, 8/15/22 - 5/15/46)	2,170,003,014	2,170,000,000
Fixed Income Clearing Corp. - BNYM at 0.06%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $58,140,013, 3.13%, 11/15/28)	57,000,087	57,000,000
ING Financial Markets LLC at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $16,329,413, 0.00%, 10/7/21)	16,000,022	16,000,000
J.P. Morgan Securities, LLC at 0.05%, dated 8/27/21 due 9/3/21 (Collateralized by U.S. Treasury Obligations valued at $48,960,353, 0.38%, 11/30/25)	48,000,467	48,000,000
Lloyds Bank Corp. Markets PLC at:
0.06%, dated 8/3/21 due 10/4/21 (Collateralized by U.S. Treasury Obligations valued at $9,187,184, 0.13% - 2.00%, 8/15/23 - 8/15/25)	9,000,930	9,000,000
0.07%, dated 7/28/21 due 10/28/21 (Collateralized by U.S. Treasury Obligations valued at $9,200,177, 2.00% - 2.50%, 1/31/25 - 8/15/25)	9,001,495	9,000,000
Lloyds Bank PLC at:
0.06%, dated:
7/26/21 due 9/27/21 (Collateralized by U.S. Treasury Obligations valued at $5,097,300, 1.75% - 3.63%, 2/28/22 - 8/15/43)	5,000,525	5,000,000
8/10/21 due 10/12/21 (Collateralized by U.S. Treasury Obligations valued at $8,160,397, 1.75%, 7/15/22)	8,000,840	8,000,000
8/12/21 due 10/13/21 (Collateralized by U.S. Treasury Obligations valued at $5,104,624, 0.13%, 10/15/23)	5,000,517	5,000,000
8/18/21 due 10/18/21 (Collateralized by U.S. Treasury Obligations valued at $8,183,481, 2.63% - 3.63%, 1/31/26 - 8/15/43)	8,000,813	8,000,000
0.07%, dated:
7/19/21 due 10/19/21 (Collateralized by U.S. Treasury Obligations valued at $9,197,176, 1.75% - 2.00%, 4/30/24 - 12/31/24)	9,001,495	9,000,000
7/28/21 due 10/28/21 (Collateralized by U.S. Treasury Obligations valued at $9,203,802, 1.50% - 6.00%, 11/30/24 - 8/15/43)	9,001,495	9,000,000
0.08%, dated 7/1/21 due 10/1/21 (Collateralized by U.S. Treasury Obligations valued at $15,301,401, 1.50% - 1.75%, 7/15/22 - 11/30/24)	15,002,875	15,000,000
Mizuho Bank, Ltd. at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $28,599,198, 2.38%, 5/15/29)	28,000,039	28,000,000
MUFG Securities EMEA PLC at 0.05%, dated:
8/25/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $14,357,435, 1.50% - 2.25%, 2/15/30 - 5/15/41)	14,000,136	14,000,000
8/27/21 due:
9/2/21 (Collateralized by U.S. Treasury Obligations valued at $12,256,391, 2.25% - 2.75%, 8/31/25 - 5/15/41)	12,000,100	12,000,000
9/7/21 (Collateralized by U.S. Treasury Obligations valued at $7,168,621, 2.25% - 2.88%, 8/15/28 - 5/15/41)	7,000,117	7,000,000
8/30/21 due:
9/2/21 (Collateralized by U.S. Treasury Obligations valued at $4,082,579, 1.38%, 9/30/23)	4,000,017	4,000,000
9/7/21 (Collateralized by U.S. Treasury Obligations valued at $11,259,421, 2.25%, 8/15/27)	11,000,138	11,000,000
8/31/21 due:
9/1/21 (Collateralized by U.S. Treasury Obligations valued at $74,422,073, 0.38% - 2.38%, 7/15/24 - 7/31/26)	73,000,101	73,000,000
9/7/21
(Collateralized by U.S. Treasury Obligations valued at $10,208,028, 2.63%, 3/31/25)	10,000,097	10,000,000
(Collateralized by U.S. Treasury Obligations valued at $6,126,575, 2.38%, 4/30/26)	6,000,108	6,000,000
(Collateralized by U.S. Treasury Obligations valued at $18,392,068, 0.75%, 1/31/28)	18,000,425	18,000,000
9/1/21 due 9/7/21(e)	10,000,208	10,000,000
Natixis SA at:
0.06%, dated:
8/16/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $4,080,186, 0.00% - 7.63%, 10/7/21 - 8/15/50)	4,000,613	4,000,000
8/19/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $24,480,498, 0.13% - 4.75%, 10/15/22 - 2/15/51)	24,003,373	24,000,000
0.07%, dated 8/17/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $8,160,253, 0.00% - 4.75%, 10/12/21 - 2/15/51)	8,002,862	8,000,000
Norinchukin Bank at:
0.05%, dated 6/3/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $4,080,533, 1.50% - 6.75%, 6/30/25 - 5/15/27)	4,000,500	4,000,000
0.08%, dated:
7/9/21 due 10/12/21 (Collateralized by U.S. Treasury Obligations valued at $13,261,585, 1.50% - 6.75%, 6/30/25 - 5/15/27)	13,002,744	13,000,000
7/12/21 due 10/13/21 (Collateralized by U.S. Treasury Obligations valued at $11,221,258, 1.50% - 6.75%, 6/30/25 - 5/15/27)	11,002,273	11,000,000
7/13/21 due 10/14/21 (Collateralized by U.S. Treasury Obligations valued at $9,181,039, 1.50% - 6.75%, 6/30/25 - 5/15/27)	9,001,860	9,000,000
8/12/21 due 11/10/21 (Collateralized by U.S. Treasury Obligations valued at $8,160,348, 1.50% - 6.75%, 6/30/25 - 5/15/27)	8,001,600	8,000,000
8/18/21 due 11/16/21 (Collateralized by U.S. Treasury Obligations valued at $8,160,323, 1.50% - 6.75%, 6/30/25 - 5/15/27)	8,001,600	8,000,000
8/19/21 due 11/17/21 (Collateralized by U.S. Treasury Obligations valued at $7,140,257, 1.50% - 6.75%, 6/30/25 - 5/15/27)	7,001,400	7,000,000
8/23/21 due 11/19/21 (Collateralized by U.S. Treasury Obligations valued at $12,240,263, 2.00% - 6.75%, 6/30/25 - 5/15/27)	12,002,347	12,000,000
8/24/21 due 11/22/21 (Collateralized by U.S. Treasury Obligations valued at $8,160,153, 2.00% - 6.75%, 6/30/25 - 5/15/27)	8,001,600	8,000,000
Royal Bank of Canada at 0.05%, dated:
8/24/21 due 9/7/21
(Collateralized by U.S. Treasury Obligations valued at $7,140,156, 2.00% - 2.50%, 2/15/22 - 1/31/25)	7,000,972	7,000,000
(Collateralized by U.S. Treasury Obligations valued at $8,160,121, 2.00% - 2.50%, 2/15/22 - 2/15/25)	8,001,111	8,000,000
8/25/21 due 9/7/21
(Collateralized by U.S. Treasury Obligations valued at $7,140,139, 2.00% - 2.13%, 2/15/22 - 2/15/25)	7,000,972	7,000,000
(Collateralized by U.S. Treasury Obligations valued at $8,160,176, 2.00% - 2.13%, 2/15/22 - 2/15/25)	8,001,111	8,000,000
8/26/21 due 9/7/21 (Collateralized by U.S. Treasury Obligations valued at $3,060,037, 2.00% - 2.75%, 2/15/22 - 2/15/24)	3,000,058	3,000,000
SMBC Nikko Securities America, Inc. at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $785,285,791, 0.25% - 2.63%, 6/30/23 - 5/15/41)	770,001,069	770,000,000
Societe Generale at 0.05%, dated 8/26/21 due 9/2/21 (Collateralized by U.S. Treasury Obligations valued at $16,473,307, 0.00% - 7.63%, 9/9/21 - 8/15/50)	16,000,156	16,000,000
TD Securities (U.S.A.) at 0.05%, dated 8/31/21 due 9/1/21 (Collateralized by U.S. Treasury Obligations valued at $16,320,124, 1.38% - 3.13%, 10/31/22 - 11/15/28)	16,000,022	16,000,000
TOTAL U.S. TREASURY REPURCHASE AGREEMENT
(Cost $4,481,000,000)		4,481,000,000
TOTAL INVESTMENT IN SECURITIES - 107.4%
(Cost $10,411,406,866)		10,411,406,866
NET OTHER ASSETS (LIABILITIES) - (7.4)%		(718,669,888)
NET ASSETS - 100%		$9,692,736,978

Security Type Abbreviations

VRDN – Variable Rate Demand Note

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Represents a forward settling transaction and therefore no collateral securities had been allocated as of period end. The agreement contemplated the delivery of U.S. Treasury Obligations as collateral on settlement date.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value
$767,839,000 due 9/01/21 at 0.05%
BNY Mellon Capital Markets LLC	$43,642,000
Bank Of America, N.A.	56,187,000
Bank of America Securities, Inc.	69,466,000
Citibank NA	15,605,000
Citigroup Global Markets, Inc.	23,407,000
Credit Agricole CIB New York Branch	50,711,000
Credit Suisse Ag Ny	4,222,000
HSBC Securities (USA), Inc.	7,023,000
ING Financial Markets LLC	4,292,000
JP Morgan Securities LLC	7,036,000
Mitsubishi UFJ Securities Hldings Ltd	42,724,000
Mizuho Securities USA, Inc.	3,902,000
Nomura Securities International	106,000,000
RBC Dominion Securities, Inc.	35,117,000
Societe Generale	22,643,000
Sumitomo Mitsu Banking Corp NY	167,317,000
Sumitomo Mitsui Banking Corp.	104,560,000
Wells Fargo Securities LLC	3,985,000
$767,839,000

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including repurchase agreements of $5,865,839,000) — See accompanying schedule: Unaffiliated issuers (cost $10,411,406,866)		$10,411,406,866
Cash		3,290
Receivable for investments sold		11,198,014
Receivable for fund shares sold		906,240
Interest receivable		4,891,933
Total assets		10,428,406,343
Liabilities
Payable for investments purchased	$145,404,858
Payable for fund shares redeemed	590,219,516
Other payables and accrued expenses	44,991
Total liabilities		735,669,365
Net Assets		$9,692,736,978
Net Assets consist of:
Paid in capital		$9,692,536,302
Total accumulated earnings (loss)		200,676
Net Assets		$9,692,736,978
Net Asset Value, offering price and redemption price per share ($9,692,736,978 ÷ 9,692,536,300 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$11,290,634
Expenses
Custodian fees and expenses	$105,129
Independent trustees' fees and expenses	31,020
Total expenses before reductions	136,149
Expense reductions	(16)
Total expenses after reductions		136,133
Net investment income (loss)		11,154,501
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		5,304
Total net realized gain (loss)		5,304
Net increase in net assets resulting from operations		$11,159,805

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,154,501	$99,259,346
Net realized gain (loss)	5,304	102,277
Net increase in net assets resulting from operations	11,159,805	99,361,623
Distributions to shareholders	(11,154,866)	(99,257,004)
Share transactions
Proceeds from sales of shares	5,388,509,002	11,663,232,467
Reinvestment of distributions	11,154,189	97,619,003
Cost of shares redeemed	(5,207,203,173)	(8,833,156,076)
Net increase (decrease) in net assets and shares resulting from share transactions	192,460,018	2,927,695,394
Total increase (decrease) in net assets	192,464,957	2,927,800,013
Net Assets
Beginning of period	9,500,272,021	6,572,472,008
End of period	$9,692,736,978	$9,500,272,021
Other Information
Shares
Sold	5,388,509,002	11,663,232,467
Issued in reinvestment of distributions	11,154,189	97,619,003
Redeemed	(5,207,203,173)	(8,833,156,076)
Net increase (decrease)	192,460,018	2,927,695,394

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Government Money Market Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.001	.010	.024	.015	.006
Net realized and unrealized gain (loss)	–A	.001	–A	–A	–A
Total from investment operations	.001	.011	.024	.015	.006
Distributions from net investment income	(.001)	(.011)	(.024)	(.015)	(.006)
Total distributions	(.001)	(.011)	(.024)	(.015)	(.006)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.10%	1.08%	2.38%	1.53%	.58%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.13%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.10%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.10%
Net investment income (loss)	.10%	.98%	2.35%	1.54%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$9,692,737	$9,500,272	$6,572,472	$7,839,750	$8,444,671

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%..

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Series Government Money Market Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities for federal income tax purposes were as follows:

Gross unrealized appreciation	$–
Gross unrealized depreciation	–
Net unrealized appreciation (depreciation)	$–
Tax Cost	$10,411,406,866

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$202,089
Undistributed long-term capital gain	$4,405

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$11,154,866	$ 99,257,004

Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, funds and other registered investment companies having management contracts with Fidelity Management and Research Company LLC, or its affiliates are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by cash or government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The collateral balance is monitored on a daily basis to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

4. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $16.

5. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

6. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Government Money Market Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Series Government Money Market Fund	- %-C
Actual		$1,000.00	$1,000.40	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005 per share.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $4,405, or, if subsequently determined to be different, the net capital gain of such year.

A total of 61.91% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $52,248,985 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

GVM-ANN-1021
1.9878695.105

Fidelity Flex® Funds

Fidelity Flex® U.S. Bond Index Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® U.S. Bond Index Fund	(0.29)%	4.23%

 A From March 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® U.S. Bond Index Fund on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$12,042	Fidelity Flex® U.S. Bond Index Fund
$12,073	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:   For the fiscal year ending August 31, 2021, the fund returned -0.29%, about in line with the -0.08% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 12,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. Returns for various categories of U.S. taxable bonds were slightly negative to modestly positive for the year. Strong economic growth underpinned rising inflation expectations that nudged yields higher and placed broad pressure on U.S. bond prices. Demand for yield, coupled with an improving credit-quality outlook, helped cushion corporate bonds, while persistent inflation and interest-rate worries weighed more heavily on U.S. government bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger assumed co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	73.3%
AAA	3.2%
AA	3.0%
A	11.4%
BBB	13.1%
BB and Below	0.5%
Short-Term Investments and Net Other Assets*	(4.5)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	26.7%
U.S. Government and U.S. Government Agency Obligations	73.3%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	0.6%
Municipal Bonds	0.4%
Other Investments	3.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(4.5)%

 * Foreign investments - 7.5%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 26.7%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.:
1.65% 2/1/28	$200,000	$199,882
2.25% 2/1/32	100,000	99,373
2.75% 6/1/31	401,000	420,205
3.3% 2/1/52	350,000	348,523
3.5% 6/1/41	320,000	337,181
3.5% 9/15/53 (a)	1,009,000	1,036,450
3.55% 9/15/55 (a)	293,000	299,812
3.6% 7/15/25	219,000	239,869
3.65% 6/1/51	220,000	232,034
3.65% 9/15/59 (a)	259,000	266,444
4.5% 5/15/35	220,000	260,871
4.65% 6/1/44	110,000	132,120
5.15% 3/15/42	106,000	134,993
5.45% 3/1/47	160,000	212,814
Bell Canada 4.464% 4/1/48	130,000	161,178
British Telecommunications PLC 9.625% 12/15/30 (b)	154,000	237,501
Deutsche Telekom International Financial BV 8.75% 6/15/30 (b)	210,000	315,803
Telefonica Emisiones S.A.U. 4.103% 3/8/27	300,000	338,596
Telefonica Europe BV 8.25% 9/15/30	508,000	747,790
Verizon Communications, Inc.:
1.45% 3/20/26	607,000	614,999
1.5% 9/18/30	930,000	896,565
2.987% 10/30/56	492,000	474,638
3.55% 3/22/51	500,000	543,250
4.016% 12/3/29	150,000	172,543
4.125% 3/16/27	60,000	68,603
4.272% 1/15/36	106,000	126,729
4.329% 9/21/28	270,000	315,275
4.4% 11/1/34	100,000	120,390
4.812% 3/15/39	780,000	989,349
5.012% 4/15/49	146,000	194,955
5.012% 8/21/54	214,000	294,673
5.25% 3/16/37	102,000	135,150
		10,968,558
Entertainment - 0.1%
Activision Blizzard, Inc. 2.5% 9/15/50	100,000	89,287
The Walt Disney Co.:
2% 9/1/29	40,000	40,779
2.65% 1/13/31	200,000	212,441
2.75% 9/1/49	60,000	59,761
3.5% 5/13/40	163,000	183,329
3.6% 1/13/51	60,000	69,229
3.7% 10/15/25	434,000	479,688
3.8% 5/13/60	60,000	71,751
4.75% 9/15/44	151,000	198,376
6.2% 12/15/34	150,000	213,189
		1,617,830
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	100,000	99,151
1.1% 8/15/30	410,000	393,244
2.05% 8/15/50	220,000	199,660
Baidu, Inc.:
3.075% 4/7/25	210,000	221,831
3.5% 11/28/22	470,000	485,657
		1,399,543
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	100,000	102,462
3.5% 6/1/41	280,000	283,069
3.75% 2/15/28	150,000	165,911
3.85% 4/1/61	300,000	298,540
4.4% 12/1/61	120,000	131,485
5.125% 7/1/49	200,000	240,164
5.375% 5/1/47	100,000	123,056
5.75% 4/1/48	150,000	192,930
Comcast Corp.:
1.5% 2/15/31	295,000	282,836
1.95% 1/15/31	300,000	297,666
2.45% 8/15/52	295,000	271,823
2.65% 2/1/30	100,000	105,205
2.8% 1/15/51	120,000	116,567
2.887% 11/1/51 (a)	273,000	271,708
2.937% 11/1/56 (a)	520,000	515,083
2.987% 11/1/63 (a)	160,000	157,450
3.45% 2/1/50	100,000	109,856
3.7% 4/15/24	100,000	107,943
3.999% 11/1/49	100,000	118,869
4.049% 11/1/52	15,000	18,062
4.15% 10/15/28	150,000	174,029
5.65% 6/15/35	346,000	469,842
7.05% 3/15/33	210,000	308,610
Discovery Communications LLC:
3.25% 4/1/23	176,000	181,851
3.625% 5/15/30	200,000	219,099
4% 9/15/55	133,000	142,386
4.65% 5/15/50	200,000	237,297
Fox Corp.:
4.709% 1/25/29	70,000	82,410
5.476% 1/25/39	164,000	212,830
5.576% 1/25/49	56,000	77,032
Grupo Televisa SA de CV:
5% 5/13/45	100,000	124,005
6.625% 1/15/40	110,000	157,699
Time Warner Cable LLC:
5.5% 9/1/41	110,000	137,374
5.875% 11/15/40	220,000	283,664
Time Warner Entertainment Co. LP 8.375% 7/15/33	100,000	148,918
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	470,000	487,753
4.125% 6/1/44	192,000	234,102
ViacomCBS, Inc.:
4% 1/15/26	176,000	195,244
4.2% 6/1/29	200,000	230,206
4.6% 1/15/45	110,000	132,564
4.95% 1/15/31	237,000	286,460
5.85% 9/1/43	139,000	191,967
		8,626,027
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV:
2.875% 5/7/30	511,000	537,764
3.625% 4/22/29	200,000	219,450
Rogers Communications, Inc.:
2.9% 11/15/26	90,000	96,594
4.3% 2/15/48	240,000	275,912
T-Mobile U.S.A., Inc.:
2.05% 2/15/28	200,000	203,620
3.3% 2/15/51	400,000	401,184
3.5% 4/15/25	830,000	895,861
3.6% 11/15/60	100,000	102,365
4.375% 4/15/40	100,000	116,503
Vodafone Group PLC:
4.375% 5/30/28	250,000	290,829
5% 5/30/38	130,000	165,742
5.125% 6/19/59	240,000	319,986
		3,625,810

TOTAL COMMUNICATION SERVICES		26,237,768

CONSUMER DISCRETIONARY - 1.5%
Auto Components - 0.0%
Lear Corp. 3.8% 9/15/27	140,000	155,861
Automobiles - 0.2%
American Honda Finance Corp.:
1.2% 7/8/25	400,000	403,722
2.15% 9/10/24	120,000	125,147
3.55% 1/12/24	428,000	457,477
General Motors Co.:
4.2% 10/1/27	90,000	100,786
5.95% 4/1/49	170,000	231,434
6.75% 4/1/46	255,000	368,941
General Motors Financial Co., Inc.:
3.25% 1/5/23	70,000	72,314
4.375% 9/25/21	214,000	214,548
5.65% 1/17/29	130,000	158,168
		2,132,537
Diversified Consumer Services - 0.1%
Duke University 2.832% 10/1/55	34,000	35,795
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	240,000	269,986
4.3% 2/21/48	30,000	36,949
Northwestern University 3.868% 12/1/48	120,000	146,372
University of Southern California 2.945% 10/1/51	150,000	160,457
		649,559
Hotels, Restaurants & Leisure - 0.3%
Expedia, Inc.:
3.25% 2/15/30	110,000	114,076
3.8% 2/15/28	100,000	108,198
5% 2/15/26	155,000	175,415
Marriott International, Inc.:
3.125% 6/15/26	210,000	224,345
4.625% 6/15/30	123,000	141,348
5.75% 5/1/25	110,000	126,371
McDonald's Corp.:
3.3% 7/1/25	280,000	303,591
3.6% 7/1/30	810,000	914,757
3.625% 9/1/49	30,000	33,703
4.45% 3/1/47	153,000	190,922
4.45% 9/1/48	44,000	55,124
4.7% 12/9/35	100,000	124,605
Starbucks Corp.:
2.55% 11/15/30	400,000	417,729
4% 11/15/28	350,000	403,879
		3,334,063
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	340,000	334,128
3.15% 2/9/51	235,000	229,983
4% 12/6/37	140,000	157,140
Amazon.com, Inc.:
0.8% 6/3/25	130,000	130,342
1% 5/12/26	200,000	201,075
1.5% 6/3/30	160,000	157,290
2.1% 5/12/31	360,000	369,119
2.5% 6/3/50	130,000	124,798
2.8% 8/22/24	117,000	124,589
3.1% 5/12/51	200,000	215,467
3.15% 8/22/27	290,000	320,944
3.875% 8/22/37	280,000	334,037
4.05% 8/22/47	228,000	281,776
4.8% 12/5/34	230,000	297,416
4.95% 12/5/44	100,000	137,493
eBay, Inc. 1.4% 5/10/26	410,000	413,449
		3,829,046
Leisure Products - 0.0%
Hasbro, Inc.:
3.55% 11/19/26	100,000	109,660
3.9% 11/19/29	142,000	158,550
		268,210
Multiline Retail - 0.2%
Dollar General Corp. 3.5% 4/3/30	210,000	233,853
Dollar Tree, Inc.:
3.7% 5/15/23	210,000	220,838
4% 5/15/25	478,000	524,879
Nordstrom, Inc. 4% 3/15/27	110,000	115,394
Target Corp.:
2.5% 4/15/26	100,000	107,543
3.375% 4/15/29	310,000	347,590
3.9% 11/15/47	160,000	201,792
		1,751,889
Specialty Retail - 0.3%
AutoZone, Inc. 1.65% 1/15/31	180,000	173,091
Lowe's Companies, Inc.:
3.375% 9/15/25	210,000	229,195
3.65% 4/5/29	210,000	235,717
4.05% 5/3/47	132,000	154,397
5% 4/15/40	330,000	427,172
O'Reilly Automotive, Inc. 1.75% 3/15/31	150,000	145,505
The Home Depot, Inc.:
1.375% 3/15/31	240,000	231,648
2.375% 3/15/51	120,000	112,396
2.5% 4/15/27	750,000	802,562
2.95% 6/15/29	330,000	361,384
4.25% 4/1/46	150,000	189,840
4.4% 3/15/45	156,000	199,630
4.5% 12/6/48	100,000	131,322
5.95% 4/1/41	120,000	175,801
TJX Companies, Inc. 1.6% 5/15/31	250,000	244,316
		3,813,976
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	1,100,000	1,165,629
2.75% 3/27/27	230,000	248,904
		1,414,533

TOTAL CONSUMER DISCRETIONARY		17,349,674

CONSUMER STAPLES - 1.9%
Beverages - 0.8%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.7% 2/1/36	200,000	246,559
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	316,000	348,899
4.9% 2/1/46	100,000	126,290
Anheuser-Busch InBev Worldwide, Inc.:
4.439% 10/6/48	150,000	181,163
4.6% 4/15/48	377,000	463,601
4.95% 1/15/42	230,000	291,987
5.45% 1/23/39	380,000	502,001
5.55% 1/23/49	180,000	250,219
5.8% 1/23/59 (Reg. S)	260,000	385,028
Coca-Cola FEMSA S.A.B. de CV 2.75% 1/22/30	150,000	156,503
Constellation Brands, Inc.:
2.875% 5/1/30	210,000	221,083
3.6% 2/15/28	272,000	301,413
4.5% 5/9/47	100,000	121,668
Diageo Capital PLC:
1.375% 9/29/25	200,000	203,345
2% 4/29/30	400,000	403,021
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	160,000	181,994
4.417% 5/25/25	360,000	402,660
4.597% 5/25/28	180,000	211,235
Molson Coors Beverage Co.:
3% 7/15/26	254,000	272,889
4.2% 7/15/46	100,000	112,994
PepsiCo, Inc.:
1.4% 2/25/31	680,000	666,528
1.625% 5/1/30	309,000	308,038
2.25% 5/2/22	632,000	639,500
2.85% 2/24/26	250,000	269,726
3% 10/15/27	100,000	110,469
4.45% 4/14/46	140,000	182,993
7% 3/1/29	100,000	140,245
The Coca-Cola Co.:
1% 3/15/28	230,000	224,390
1.45% 6/1/27	120,000	122,382
1.65% 6/1/30	240,000	237,947
2.125% 9/6/29	140,000	145,500
2.25% 1/5/32	120,000	124,169
2.5% 6/1/40	120,000	120,343
2.6% 6/1/50	120,000	118,849
2.75% 6/1/60	120,000	120,615
3.45% 3/25/30	160,000	181,446
		9,097,692
Food & Staples Retailing - 0.4%
Costco Wholesale Corp.:
1.375% 6/20/27	150,000	151,677
3% 5/18/27	210,000	230,978
Kroger Co.:
1.7% 1/15/31	240,000	232,293
3.5% 2/1/26	130,000	143,428
3.7% 8/1/27	120,000	134,862
4.45% 2/1/47	130,000	158,318
5.4% 1/15/49	70,000	97,269
Sysco Corp.:
3.3% 2/15/50	150,000	157,302
6.6% 4/1/50	140,000	224,064
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	80,000	86,349
3.45% 6/1/26	195,000	212,903
4.8% 11/18/44	100,000	121,885
Walmart, Inc.:
2.85% 7/8/24	150,000	159,721
3.05% 7/8/26	400,000	438,006
3.25% 7/8/29	220,000	247,053
3.4% 6/26/23	100,000	105,467
3.7% 6/26/28	140,000	159,840
5.25% 9/1/35	645,000	888,067
5.625% 4/15/41	169,000	247,165
		4,196,647
Food Products - 0.3%
Archer Daniels Midland Co. 3.25% 3/27/30	330,000	367,455
Bunge Ltd. Finance Corp. 2.75% 5/14/31	110,000	112,963
Campbell Soup Co. 4.15% 3/15/28	260,000	296,168
Conagra Brands, Inc.:
4.85% 11/1/28	410,000	489,285
5.3% 11/1/38	31,000	40,074
General Mills, Inc.:
3% 2/1/51 (a)	110,000	114,343
4% 4/17/25	130,000	143,582
4.2% 4/17/28	200,000	230,360
Hormel Foods Corp. 1.8% 6/11/30	200,000	200,488
Kellogg Co. 3.25% 4/1/26	290,000	317,045
McCormick & Co., Inc. 1.85% 2/15/31	150,000	147,678
Mondelez International, Inc. 1.875% 10/15/32	270,000	262,936
Tyson Foods, Inc.:
4% 3/1/26	160,000	178,510
4.35% 3/1/29	220,000	257,183
5.1% 9/28/48	100,000	136,446
Unilever Capital Corp. 1.375% 9/14/30	380,000	370,369
		3,664,885
Household Products - 0.1%
Kimberly-Clark Corp.:
1.05% 9/15/27	184,000	182,482
6.625% 8/1/37	140,000	218,106
Procter & Gamble Co.:
1.2% 10/29/30	600,000	578,358
2.85% 8/11/27	140,000	153,161
3% 3/25/30	100,000	110,937
		1,243,044
Personal Products - 0.0%
Estee Lauder Companies, Inc. 1.95% 3/15/31	330,000	334,540
Tobacco - 0.3%
Altria Group, Inc.:
2.45% 2/4/32	290,000	283,438
3.875% 9/16/46	204,000	205,988
4.8% 2/14/29	30,000	34,894
5.8% 2/14/39	210,000	262,926
5.95% 2/14/49	110,000	142,840
BAT Capital Corp.:
3.215% 9/6/26	100,000	106,750
3.222% 8/15/24	200,000	212,231
3.557% 8/15/27	450,000	486,972
4.39% 8/15/37	180,000	195,706
4.54% 8/15/47	128,000	137,189
4.758% 9/6/49	260,000	285,934
Philip Morris International, Inc.:
2.125% 5/10/23	820,000	842,027
4.25% 11/10/44	110,000	128,958
4.875% 11/15/43	224,000	280,659
Reynolds American, Inc. 4.45% 6/12/25	140,000	155,137
		3,761,649

TOTAL CONSUMER STAPLES		22,298,457

ENERGY - 2.0%
Energy Equipment & Services - 0.1%
Baker Hughes Co. 4.08% 12/15/47	290,000	332,693
Halliburton Co.:
5% 11/15/45	100,000	120,164
7.45% 9/15/39	120,000	175,080
		627,937
Oil, Gas & Consumable Fuels - 1.9%
Boardwalk Pipelines LP 4.95% 12/15/24	102,000	113,365
Canadian Natural Resources Ltd.:
3.85% 6/1/27	152,000	167,499
4.95% 6/1/47	160,000	200,252
Cenovus Energy, Inc. 5.4% 6/15/47	286,000	352,262
Cheniere Corpus Christi Holdings LLC 7% 6/30/24	230,000	260,836
Chevron Corp.:
1.141% 5/11/23	70,000	71,041
1.554% 5/11/25	70,000	71,792
1.995% 5/11/27	70,000	72,626
2.236% 5/11/30	70,000	72,460
2.954% 5/16/26	231,000	250,430
2.978% 5/11/40	70,000	73,213
3.078% 5/11/50	70,000	73,894
Chevron U.S.A., Inc.:
4.95% 8/15/47	100,000	137,330
5.05% 11/15/44	70,000	94,701
ConocoPhillips Co.:
4.95% 3/15/26	366,000	424,228
6.5% 2/1/39	120,000	177,047
Devon Energy Corp. 5% 6/15/45	315,000	372,739
Eastern Gas Transmission & Storage, Inc. 3.9% 11/15/49 (a)	90,000	99,519
Enable Midstream Partners LP 3.9% 5/15/24 (b)	210,000	223,272
Enbridge Energy Partners LP 7.375% 10/15/45	110,000	176,283
Enbridge, Inc.:
3.4% 8/1/51	190,000	196,446
3.5% 6/10/24	164,000	175,362
Energy Transfer LP:
4.95% 6/15/28	147,000	170,271
5% 5/15/50	220,000	257,757
5.25% 4/15/29	310,000	365,170
5.3% 4/15/47	50,000	59,140
5.4% 10/1/47	80,000	97,109
5.8% 6/15/38	50,000	61,668
6% 6/15/48	330,000	421,637
Enterprise Products Operating LP:
3.2% 2/15/52	100,000	100,414
3.95% 2/15/27	214,000	239,422
4.2% 1/31/50	370,000	427,672
4.25% 2/15/48	270,000	313,512
4.8% 2/1/49	56,000	69,761
Equinor ASA:
2.375% 5/22/30	310,000	322,212
2.875% 4/6/25	400,000	427,064
3.625% 9/10/28	130,000	146,732
5.1% 8/17/40	180,000	242,260
Exxon Mobil Corp.:
2.995% 8/16/39	200,000	209,522
3.452% 4/15/51	450,000	497,620
Hess Corp. 5.6% 2/15/41	120,000	149,739
Kinder Morgan Energy Partners LP:
4.25% 9/1/24	340,000	370,655
6.95% 1/15/38	100,000	143,133
Kinder Morgan, Inc.:
3.15% 1/15/23	110,000	113,857
5.05% 2/15/46	50,000	61,416
5.2% 3/1/48	264,000	332,708
5.55% 6/1/45	190,000	246,542
Magellan Midstream Partners LP:
3.95% 3/1/50	35,000	38,152
5% 3/1/26	147,000	168,753
Marathon Oil Corp. 6.6% 10/1/37	120,000	159,218
Marathon Petroleum Corp.:
4.5% 4/1/48	280,000	318,970
4.7% 5/1/25	370,000	414,342
4.75% 12/15/23	35,000	37,888
MPLX LP:
4.125% 3/1/27	60,000	67,327
4.5% 4/15/38	150,000	171,553
4.7% 4/15/48	226,000	264,135
ONEOK Partners LP 6.65% 10/1/36	210,000	284,493
ONEOK, Inc.:
4% 7/13/27	80,000	88,784
4.45% 9/1/49	50,000	56,396
5.2% 7/15/48	22,000	27,012
7.5% 9/1/23	200,000	223,587
Ovintiv, Inc. 6.5% 2/1/38	70,000	96,717
Phillips 66 Co. 3.9% 3/15/28	380,000	426,820
Plains All American Pipeline LP/PAA Finance Corp. 3.8% 9/15/30	580,000	624,701
Sabine Pass Liquefaction LLC:
4.5% 5/15/30	200,000	231,673
5.75% 5/15/24	410,000	457,056
Shell International Finance BV:
1.75% 9/12/21	1,227,000	1,227,517
2% 11/7/24	1,770,000	1,845,012
2.375% 11/7/29	100,000	104,564
2.5% 9/12/26	270,000	287,442
3.125% 11/7/49	100,000	105,564
3.75% 9/12/46	106,000	122,304
5.5% 3/25/40	190,000	265,162
Spectra Energy Partners LP 4.75% 3/15/24	151,000	164,588
Suncor Energy, Inc.:
4% 11/15/47	114,000	128,554
6.8% 5/15/38	130,000	186,593
The Williams Companies, Inc.:
3.35% 8/15/22	190,000	193,947
3.75% 6/15/27	460,000	510,985
4.85% 3/1/48	50,000	61,429
Total Capital International SA:
3.461% 7/12/49	140,000	152,818
3.75% 4/10/24	465,000	502,917
Total Capital SA 3.883% 10/11/28	470,000	540,903
TransCanada PipeLines Ltd.:
4.1% 4/15/30	270,000	309,168
4.875% 5/15/48	80,000	102,829
6.1% 6/1/40	170,000	234,622
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	535,000	579,175
3.95% 5/15/50	100,000	112,682
Valero Energy Corp.:
3.4% 9/15/26	110,000	118,437
4.35% 6/1/28	70,000	79,090
		21,797,469

TOTAL ENERGY		22,425,406

FINANCIALS - 7.9%
Banks - 4.2%
Banco Santander SA:
3.306% 6/27/29	200,000	219,455
3.8% 2/23/28	400,000	442,722
5.179% 11/19/25	200,000	229,004
Bank of America Corp.:
0.981% 9/25/25 (b)	800,000	802,244
1.658% 3/11/27 (b)	340,000	343,734
1.734% 7/22/27 (b)	510,000	516,806
2.087% 6/14/29 (b)	1,210,000	1,227,395
2.299% 7/21/32 (b)	110,000	110,654
2.651% 3/11/32 (b)	340,000	352,442
2.676% 6/19/41 (b)	380,000	374,396
2.687% 4/22/32 (b)	410,000	426,097
2.831% 10/24/51 (b)	140,000	137,814
2.972% 7/21/52 (b)	110,000	111,124
3.093% 10/1/25 (b)	400,000	425,958
3.194% 7/23/30 (b)	270,000	292,220
3.419% 12/20/28 (b)	445,000	488,735
3.946% 1/23/49 (b)	110,000	129,700
3.974% 2/7/30 (b)	65,000	73,829
4% 1/22/25	512,000	559,579
4.083% 3/20/51 (b)	100,000	120,712
4.271% 7/23/29 (b)	360,000	413,915
4.33% 3/15/50 (b)	200,000	250,004
6.11% 1/29/37	348,000	478,939
Bank of Montreal 3.3% 2/5/24	580,000	618,612
Bank of Nova Scotia 3.4% 2/11/24	560,000	597,519
Barclays PLC:
3.564% 9/23/35 (b)	240,000	250,770
3.932% 5/7/25 (b)	200,000	215,538
4.375% 1/12/26	210,000	236,161
4.95% 1/10/47	200,000	262,375
BB&T Corp.:
2.75% 4/1/22	140,000	141,743
3.75% 12/6/23	350,000	375,336
Citigroup, Inc.:
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (b)(c)	770,000	846,265
1.122% 1/28/27 (b)	600,000	594,725
1.462% 6/9/27 (b)	300,000	300,879
2.561% 5/1/32 (b)	600,000	617,127
3.142% 1/24/23 (b)	90,000	90,985
3.2% 10/21/26	80,000	87,109
3.98% 3/20/30 (b)	150,000	170,332
4.65% 7/30/45	267,000	347,713
4.65% 7/23/48	75,000	99,538
4.75% 5/18/46	208,000	267,976
5.316% 3/26/41 (b)	230,000	310,675
Export-Import Bank of Korea 0.625% 2/9/26	400,000	393,940
Fifth Third Bancorp:
2.55% 5/5/27	100,000	106,114
3.95% 3/14/28	50,000	57,618
HSBC Holdings PLC:
1.589% 5/24/27 (b)	240,000	240,869
2.206% 8/17/29 (b)	550,000	554,642
2.633% 11/7/25 (b)	600,000	628,147
2.804% 5/24/32 (b)	340,000	351,039
3.973% 5/22/30 (b)	214,000	239,886
4.292% 9/12/26 (b)	1,600,000	1,777,201
4.375% 11/23/26	400,000	449,853
6.8% 6/1/38	100,000	144,250
ING Groep NV 2.727% 4/1/32 (b)	200,000	207,982
Japan Bank International Cooperation:
1.25% 1/21/31	682,000	668,545
2.375% 11/16/22	400,000	410,314
2.5% 5/23/24	1,510,000	1,591,095
JPMorgan Chase & Co.:
0.768% 8/9/25 (b)	700,000	698,630
0.969% 6/23/25 (b)	720,000	722,126
1.578% 4/22/27 (b)	300,000	302,812
1.953% 2/4/32 (b)	300,000	294,623
2.069% 6/1/29 (b)	340,000	344,764
2.525% 11/19/41 (b)	340,000	330,032
2.58% 4/22/32 (b)	300,000	309,559
2.7% 5/18/23	470,000	487,460
2.95% 10/1/26	190,000	204,918
2.956% 5/13/31 (b)	250,000	264,743
3.109% 4/22/51 (b)	50,000	52,323
3.22% 3/1/25 (b)	1,640,000	1,739,728
3.559% 4/23/24 (b)	670,000	703,402
4.452% 12/5/29 (b)	630,000	735,759
5.5% 10/15/40	430,000	598,839
5.6% 7/15/41	325,000	457,489
5.625% 8/16/43	127,000	178,692
Korea Development Bank 1.625% 1/19/31	250,000	248,796
Lloyds Banking Group PLC:
3% 1/11/22	800,000	807,949
4.375% 3/22/28	656,000	754,937
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (b)	550,000	553,509
2.309% 7/20/32 (b)	550,000	554,917
2.801% 7/18/24	200,000	211,496
3.195% 7/18/29	400,000	435,317
3.961% 3/2/28	100,000	113,755
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (b)	400,000	401,855
1.554% 7/9/27 (b)	200,000	201,301
1.979% 9/8/31 (b)	280,000	275,270
2.226% 5/25/26 (b)	200,000	207,306
2.839% 7/16/25 (b)	200,000	211,008
National Australia Bank Ltd. 2.875% 4/12/23	250,000	260,278
Oesterreichische Kontrollbank AG 0.375% 9/17/25	100,000	98,627
PNC Financial Services Group, Inc.:
1.15% 8/13/26	400,000	403,143
2.2% 11/1/24	250,000	262,327
3.45% 4/23/29	280,000	312,424
Rabobank Nederland 3.75% 7/21/26	250,000	276,550
Rabobank Nederland New York Branch:
0.375% 1/12/24	550,000	549,159
2.75% 1/10/23	250,000	258,418
Royal Bank of Canada:
1.2% 4/27/26	270,000	270,598
4.65% 1/27/26	210,000	239,897
Royal Bank of Scotland Group PLC:
3.032% 11/28/35 (b)	200,000	200,699
3.754% 11/1/29 (b)	400,000	425,713
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	60,000	62,203
4.5% 7/17/25	406,000	450,106
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	650,000	659,409
2.142% 9/23/30	260,000	255,142
2.75% 1/15/30	200,000	211,889
3.102% 1/17/23	288,000	298,941
3.936% 10/16/23	120,000	128,836
SVB Financial Group 2.1% 5/15/28	260,000	265,648
The Toronto-Dominion Bank 0.55% 3/4/24	1,100,000	1,099,927
Truist Financial Corp. 1.267% 3/2/27 (b)	950,000	952,946
Wachovia Corp. 5.5% 8/1/35	140,000	183,048
Wells Fargo & Co.:
0.805% 5/19/25 (b)	1,100,000	1,104,696
2.406% 10/30/25 (b)	550,000	574,732
3% 10/23/26	100,000	108,119
3.068% 4/30/41 (b)	200,000	209,632
3.75% 1/24/24	40,000	42,861
4.75% 12/7/46	388,000	494,076
4.9% 11/17/45	97,000	125,822
5.013% 4/4/51 (b)	280,000	389,886
5.375% 11/2/43	100,000	134,736
5.606% 1/15/44	100,000	138,479
Westpac Banking Corp.:
2.75% 1/11/23	306,000	316,522
2.894% 2/4/30 (b)	390,000	405,855
3.65% 5/15/23	160,000	169,246
4.11% 7/24/34 (b)	270,000	298,130
		48,822,386
Capital Markets - 1.6%
Ares Capital Corp. 3.5% 2/10/23	917,000	948,925
Bank of New York Mellon Corp.:
0.35% 12/7/23	830,000	829,340
1.8% 7/28/31	170,000	168,675
2.1% 10/24/24	370,000	387,352
3.5% 4/28/23	230,000	242,068
BlackRock, Inc.:
2.4% 4/30/30	200,000	210,059
3.5% 3/18/24	120,000	129,427
Brookfield Finance, Inc. 2.724% 4/15/31	330,000	343,276
Charles Schwab Corp.:
0.9% 3/11/26	460,000	458,562
1.65% 3/11/31	197,000	192,761
2% 3/20/28	120,000	123,656
Credit Suisse AG 0.495% 2/2/24	700,000	699,348
Credit Suisse Group AG 3.8% 6/9/23	500,000	527,197
Deutsche Bank AG 4.1% 1/13/26	700,000	767,650
Deutsche Bank AG New York Branch:
3.3% 11/16/22	100,000	103,300
4.1% 1/13/26	154,000	168,880
GE Capital Funding LLC 3.45% 5/15/25	410,000	444,495
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (b)	110,000	109,370
1.093% 12/9/26 (b)	1,000,000	992,256
2.383% 7/21/32 (b)	660,000	667,241
2.615% 4/22/32 (b)	460,000	474,777
3.85% 1/26/27	960,000	1,061,372
4.8% 7/8/44	120,000	156,126
5.15% 5/22/45	330,000	442,749
6.75% 10/1/37	262,000	381,738
Intercontinental Exchange, Inc.:
1.85% 9/15/32	160,000	154,251
2.65% 9/15/40	160,000	155,875
3.75% 9/21/28	100,000	112,442
4% 10/15/23	220,000	235,902
4.25% 9/21/48	120,000	146,498
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15% 1/23/30	127,000	143,955
Jefferies Group, Inc. 2.75% 10/15/32	110,000	112,254
Moody's Corp. 4.875% 12/17/48	120,000	161,530
Morgan Stanley:
3 month U.S. LIBOR + 1.430% 4.457% 4/22/39 (b)(c)	250,000	309,108
1.512% 7/20/27 (b)	470,000	471,868
1.593% 5/4/27 (b)	1,100,000	1,110,343
1.794% 2/13/32 (b)	260,000	251,356
2.188% 4/28/26 (b)	200,000	207,869
2.239% 7/21/32 (b)	470,000	471,241
3.125% 1/23/23	795,000	825,806
3.625% 1/20/27	160,000	178,005
3.772% 1/24/29 (b)	180,000	201,055
4.375% 1/22/47	224,000	283,458
5.597% 3/24/51 (b)	40,000	60,246
6.375% 7/24/42	228,000	352,774
NASDAQ, Inc. 1.65% 1/15/31	160,000	152,501
Nomura Holdings, Inc. 1.851% 7/16/25	666,000	680,929
Northern Trust Corp. 1.95% 5/1/30	150,000	153,092
S&P Global, Inc. 1.25% 8/15/30	120,000	114,225
State Street Corp. 3.031% 11/1/34 (b)	170,000	182,263
		18,259,446
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	150,000	156,441
3.3% 1/23/23	401,000	414,642
4.45% 10/1/25	150,000	164,660
4.5% 9/15/23	164,000	174,978
Ally Financial, Inc.:
3.05% 6/5/23	340,000	353,537
5.125% 9/30/24	510,000	572,306
5.8% 5/1/25	150,000	173,604
American Express Co.:
2.5% 8/1/22	150,000	152,819
2.5% 7/30/24	464,000	488,667
3.4% 2/27/23	50,000	52,129
Capital One Financial Corp.:
3.2% 1/30/23	80,000	82,994
3.3% 10/30/24	230,000	247,351
3.8% 1/31/28	438,000	491,554
Discover Financial Services 4.5% 1/30/26	208,000	234,819
Ford Motor Credit Co. LLC 4.14% 2/15/23	200,000	206,750
GE Capital International Funding Co. 4.418% 11/15/35	400,000	485,524
John Deere Capital Corp.:
1.45% 1/15/31	170,000	165,632
2.8% 3/6/23	270,000	280,292
2.8% 9/8/27	290,000	314,218
Synchrony Financial:
3.95% 12/1/27	380,000	423,524
4.375% 3/19/24	100,000	108,239
5.15% 3/19/29	109,000	129,075
Toyota Motor Credit Corp.:
0.5% 8/14/23	380,000	381,376
1.15% 8/13/27	470,000	467,162
1.65% 1/10/31	180,000	178,666
2.15% 9/8/22	800,000	815,461
2.7% 1/11/23	50,000	51,642
		7,768,062
Diversified Financial Services - 0.7%
AB Svensk Exportkredit 0.25% 9/29/23	200,000	199,498
Berkshire Hathaway Finance Corp.:
1.45% 10/15/30	470,000	459,949
2.85% 10/15/50	180,000	181,369
4.2% 8/15/48	130,000	161,675
Berkshire Hathaway, Inc.:
3.125% 3/15/26	222,000	242,902
4.5% 2/11/43	110,000	141,326
BP Capital Markets America, Inc.:
2.939% 6/4/51	220,000	215,690
3% 2/24/50	130,000	128,515
3.06% 6/17/41	400,000	411,372
Brixmor Operating Partnership LP:
4.05% 7/1/30	48,000	54,330
4.125% 6/15/26	170,000	190,094
4.125% 5/15/29	44,000	50,132
DH Europe Finance II SARL:
2.2% 11/15/24	110,000	114,821
2.6% 11/15/29	110,000	115,826
3.4% 11/15/49	80,000	89,078
Equitable Holdings, Inc. 3.9% 4/20/23	1,030,000	1,084,510
Fedex Corp. 2020-1 Class AA pass-thru Trust equipment trust certificate 1.875% 8/20/35	236,632	237,156
General Electric Co. 6.15% 8/7/37	100,000	140,101
Japan International Cooperation Agency 1.75% 4/28/31	200,000	204,196
KfW:
0.25% 10/19/23	600,000	599,588
0.375% 7/18/25	208,000	206,003
0.625% 1/22/26	900,000	895,769
2.375% 12/29/22	815,000	839,078
2.5% 11/20/24	280,000	297,623
Landwirtschaftliche Rentenbank 3.125% 11/14/23	170,000	180,414
Voya Financial, Inc. 3.65% 6/15/26	170,000	188,305
		7,629,320
Insurance - 0.7%
ACE INA Holdings, Inc.:
1.375% 9/15/30	380,000	364,453
3.35% 5/15/24	110,000	118,171
4.35% 11/3/45	74,000	95,230
AFLAC, Inc. 3.625% 11/15/24	450,000	492,191
Allstate Corp. 1.45% 12/15/30	500,000	482,983
American International Group, Inc.:
4.375% 6/30/50	170,000	213,007
4.5% 7/16/44	115,000	142,511
4.7% 7/10/35	200,000	247,135
4.75% 4/1/48	40,000	52,069
5.75% 4/1/48 (b)	190,000	219,308
Aon PLC 4.75% 5/15/45	140,000	180,022
Arch Capital Group Ltd. 3.635% 6/30/50	107,000	118,987
Athene Holding Ltd. 3.5% 1/15/31	170,000	184,965
Baylor Scott & White Holdings Series 2021, 2.839% 11/15/50	250,000	255,133
Brighthouse Financial, Inc. 5.625% 5/15/30	199,000	242,604
Fairfax Financial Holdings Ltd. 4.625% 4/29/30	100,000	114,672
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	250,000	265,607
4.4% 3/15/48	30,000	37,512
Lincoln National Corp. 4.35% 3/1/48	210,000	256,181
Manulife Financial Corp. 4.15% 3/4/26	200,000	225,808
Markel Corp. 5% 5/20/49	120,000	158,857
Marsh & McLennan Companies, Inc.:
4.2% 3/1/48	40,000	50,128
4.375% 3/15/29	120,000	141,048
4.9% 3/15/49	120,000	165,247
MetLife, Inc.:
4.125% 8/13/42	180,000	217,862
4.55% 3/23/30	110,000	132,577
4.6% 5/13/46	272,000	357,782
Principal Financial Group, Inc. 2.125% 6/15/30	160,000	161,332
Progressive Corp.:
3.2% 3/26/30	200,000	221,068
4.2% 3/15/48	100,000	126,229
Prudential Financial, Inc.:
3% 3/10/40	110,000	115,477
3.878% 3/27/28	45,000	51,589
4.35% 2/25/50	180,000	229,815
4.418% 3/27/48	100,000	126,750
5.7% 12/14/36	120,000	166,359
5.7% 9/15/48 (b)	74,000	87,135
The Chubb Corp. 6.5% 5/15/38	58,000	88,780
The Travelers Companies, Inc.:
2.55% 4/27/50	100,000	97,479
4.05% 3/7/48	74,000	92,078
6.25% 6/15/37	156,000	230,173
Unum Group 5.75% 8/15/42	110,000	138,544
Willis Group North America, Inc. 4.5% 9/15/28	324,000	374,863
		7,839,721

TOTAL FINANCIALS		90,318,935

HEALTH CARE - 2.7%
Biotechnology - 0.4%
AbbVie, Inc.:
2.6% 11/21/24	120,000	126,439
2.95% 11/21/26	100,000	107,773
3.2% 11/21/29	200,000	218,604
4.05% 11/21/39	210,000	246,743
4.25% 11/14/28	92,000	106,637
4.25% 11/21/49	150,000	181,963
4.3% 5/14/36	25,000	29,815
4.45% 5/14/46	280,000	342,860
4.55% 3/15/35	50,000	60,841
4.75% 3/15/45	420,000	531,087
Amgen, Inc.:
1.65% 8/15/28	550,000	548,453
1.9% 2/21/25	100,000	103,355
2.8% 8/15/41	200,000	198,199
3.15% 2/21/40	220,000	232,436
3.2% 11/2/27	70,000	76,779
3.375% 2/21/50	210,000	224,336
4.4% 5/1/45	188,000	231,441
4.663% 6/15/51	100,000	129,742
Biogen, Inc. 3.25% 2/15/51 (a)	150,000	151,047
Gilead Sciences, Inc.:
1.65% 10/1/30	590,000	575,544
2.8% 10/1/50	180,000	174,864
4.15% 3/1/47	112,000	134,148
4.75% 3/1/46	100,000	128,647
		4,861,753
Health Care Equipment & Supplies - 0.2%
Abbott Laboratories 5.3% 5/27/40	390,000	545,546
Becton, Dickinson & Co.:
3.7% 6/6/27	60,000	66,923
4.669% 6/6/47	290,000	367,990
Boston Scientific Corp.:
4% 3/1/29	100,000	114,428
4.7% 3/1/49	230,000	298,466
Danaher Corp. 2.6% 10/1/50	245,000	239,259
Medtronic Global Holdings SCA 3.35% 4/1/27	100,000	110,143
Medtronic, Inc. 4.375% 3/15/35	280,000	351,488
Stryker Corp.:
1.95% 6/15/30	100,000	100,114
2.9% 6/15/50	100,000	102,284
Zimmer Biomet Holdings, Inc.:
3.55% 4/1/25	175,000	189,178
3.55% 3/20/30	194,000	214,602
		2,700,421
Health Care Providers & Services - 1.1%
Aetna, Inc. 3.875% 8/15/47	180,000	204,308
AHS Hospital Corp. 2.78% 7/1/51	250,000	254,358
Allina Health System, Inc. 3.887% 4/15/49	40,000	47,668
Anthem, Inc.:
2.375% 1/15/25	1,100,000	1,150,970
3.125% 5/15/22	140,000	142,782
4.101% 3/1/28	130,000	148,632
4.55% 3/1/48	80,000	101,958
4.625% 5/15/42	150,000	187,762
5.1% 1/15/44	132,000	173,795
Banner Health 2.913% 1/1/51	150,000	155,712
Baptist Healthcare System Obli 3.54% 8/15/50	125,000	137,544
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	89,000	89,643
Cardinal Health, Inc.:
3.41% 6/15/27	290,000	318,285
4.368% 6/15/47	30,000	33,949
Children's Hospital of Philadelphia 2.704% 7/1/50	98,000	99,023
Cigna Corp.:
3.05% 11/30/22	110,000	113,431
3.75% 7/15/23	37,000	39,186
4.125% 11/15/25	99,000	110,606
4.375% 10/15/28	100,000	116,685
4.8% 8/15/38	80,000	100,079
4.8% 7/15/46	230,000	294,333
4.9% 12/15/48	200,000	261,640
CommonSpirit Health 3.91% 10/1/50	150,000	168,075
CVS Health Corp.:
1.75% 8/21/30	735,000	715,626
2.7% 8/21/40	210,000	206,215
2.875% 6/1/26	60,000	64,377
3% 8/15/26	38,000	41,023
3.25% 8/15/29	250,000	272,893
3.7% 3/9/23	7,000	7,326
4.78% 3/25/38	412,000	512,725
5.05% 3/25/48	250,000	330,917
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	120,000	140,794
HCA Holdings, Inc.:
4.125% 6/15/29	242,000	273,791
5.125% 6/15/39	100,000	125,960
5.25% 6/15/49	120,000	156,617
Humana, Inc.:
1.35% 2/3/27	170,000	169,376
2.15% 2/3/32	170,000	169,632
3.125% 8/15/29	100,000	108,029
3.95% 8/15/49	100,000	117,178
Indiana University Health, Inc. 2.852% 11/1/51	200,000	209,054
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	104,000	119,577
Kaiser Foundation Hospitals:
2.81% 6/1/41	290,000	299,507
3.266% 11/1/49	110,000	121,030
4.15% 5/1/47	60,000	75,627
MidMichigan Health 3.409% 6/1/50	42,000	46,919
Novant Health, Inc. 3.168% 11/1/51	110,000	119,078
Orlando Health Obligated Group 3.327% 10/1/50	68,000	73,736
Sutter Health 3.361% 8/15/50	170,000	184,662
Trinity Health Corp. 2.632% 12/1/40	50,000	49,794
UnitedHealth Group, Inc.:
1.25% 1/15/26	223,000	225,842
2% 5/15/30	170,000	172,617
2.3% 5/15/31	270,000	279,599
2.375% 8/15/24	100,000	105,368
2.875% 8/15/29	150,000	162,836
2.9% 5/15/50	307,000	317,780
3.375% 4/15/27	220,000	244,077
3.45% 1/15/27	370,000	410,826
3.7% 8/15/49	90,000	104,681
3.85% 6/15/28	240,000	274,893
4.45% 12/15/48	68,000	88,429
4.75% 7/15/45	182,000	242,612
6.875% 2/15/38	126,000	195,921
West Virginia University Health System Obligated Group 3.129% 6/1/50	70,000	72,630
		12,059,998
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	300,000	316,213
4.133% 3/25/25	730,000	806,110
		1,122,323
Pharmaceuticals - 0.9%
AstraZeneca Finance LLC:
1.2% 5/28/26	170,000	170,899
2.25% 5/28/31	170,000	175,525
AstraZeneca PLC:
1.375% 8/6/30	240,000	230,877
3.125% 6/12/27	140,000	152,909
4% 9/18/42	100,000	121,759
6.45% 9/15/37	149,000	224,261
Bayer U.S. Finance II LLC 2.85% 4/15/25 (a)	177,000	183,860
Bristol-Myers Squibb Co.:
2.35% 11/13/40	210,000	203,789
2.55% 11/13/50	100,000	97,206
3.2% 6/15/26	100,000	109,836
3.25% 2/27/27	760,000	841,764
3.4% 7/26/29	100,000	112,466
3.875% 8/15/25	80,000	88,651
4.125% 6/15/39	100,000	121,703
4.25% 10/26/49	100,000	127,310
4.55% 2/20/48	204,000	268,302
Eli Lilly & Co.:
2.25% 5/15/50	200,000	186,701
3.95% 3/15/49	100,000	123,251
GlaxoSmithKline Capital PLC 3% 6/1/24	200,000	212,692
GlaxoSmithKline Capital, Inc.:
3.375% 5/15/23	240,000	252,327
6.375% 5/15/38	151,000	227,449
Johnson & Johnson:
0.55% 9/1/25	100,000	99,132
1.3% 9/1/30	100,000	98,160
2.1% 9/1/40	440,000	425,263
2.45% 9/1/60	100,000	97,222
3.4% 1/15/38	238,000	273,705
Merck & Co., Inc.:
2.45% 6/24/50	100,000	96,092
3.7% 2/10/45	322,000	376,782
Mylan NV 5.2% 4/15/48	74,000	92,166
Novartis Capital Corp.:
2.4% 5/17/22	670,000	679,295
2.75% 8/14/50	150,000	155,292
4.4% 5/6/44	120,000	156,122
Pfizer, Inc.:
2.55% 5/28/40	120,000	122,190
2.7% 5/28/50	100,000	101,333
3.2% 9/15/23	80,000	84,479
3.45% 3/15/29	100,000	112,841
3.9% 3/15/39	70,000	83,795
4% 12/15/36	190,000	230,825
4.3% 6/15/43	106,000	133,413
4.4% 5/15/44	110,000	141,468
7.2% 3/15/39	130,000	212,988
Pharmacia LLC 6.6% 12/1/28 (b)	190,000	256,471
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	444,000	481,910
Takeda Pharmaceutical Co. Ltd. 3.025% 7/9/40	330,000	340,925
Viatris, Inc.:
2.7% 6/22/30 (a)	218,000	223,068
3.85% 6/22/40 (a)	100,000	108,314
4% 6/22/50 (a)	70,000	76,207
Wyeth LLC 5.95% 4/1/37	50,000	71,601
Zoetis, Inc.:
3% 9/12/27	50,000	54,315
3.95% 9/12/47	180,000	216,479
		9,835,390

TOTAL HEALTH CARE		30,579,885

INDUSTRIALS - 2.1%
Aerospace & Defense - 0.6%
General Dynamics Corp.:
3.75% 5/15/28	100,000	113,904
4.25% 4/1/40	104,000	129,371
4.25% 4/1/50	30,000	38,870
L3Harris Technologies, Inc. 1.8% 1/15/31	435,000	424,827
Lockheed Martin Corp.:
2.9% 3/1/25	250,000	267,183
4.07% 12/15/42	110,000	134,976
4.09% 9/15/52	119,000	150,704
4.7% 5/15/46	136,000	182,357
Northrop Grumman Corp.:
3.25% 1/15/28	100,000	109,290
4.03% 10/15/47	178,000	213,316
4.75% 6/1/43	110,000	142,501
Raytheon Technologies Corp.:
1.9% 9/1/31	470,000	464,363
3.65% 8/16/23	13,000	13,798
3.75% 11/1/46	100,000	113,733
3.95% 8/16/25	80,000	88,733
4.125% 11/16/28	400,000	460,169
4.35% 4/15/47	100,000	123,003
4.45% 11/16/38	200,000	243,966
4.5% 6/1/42	40,000	50,045
5.7% 4/15/40	160,000	223,477
The Boeing Co.:
2.75% 2/1/26	140,000	146,329
2.8% 3/1/23	270,000	277,743
2.95% 2/1/30	220,000	226,155
3.2% 3/1/29	320,000	336,818
3.75% 2/1/50	70,000	72,461
4.875% 5/1/25	1,090,000	1,218,458
5.705% 5/1/40	590,000	764,085
5.805% 5/1/50	220,000	298,805
		7,029,440
Air Freight & Logistics - 0.2%
FedEx Corp.:
2.4% 5/15/31	200,000	205,618
4.05% 2/15/48	80,000	92,883
4.1% 2/1/45	130,000	150,160
4.25% 5/15/30	130,000	151,925
4.95% 10/17/48	80,000	105,471
5.25% 5/15/50	98,000	135,050
United Parcel Service, Inc.:
3.05% 11/15/27	150,000	166,453
3.9% 4/1/25	350,000	386,413
4.45% 4/1/30	150,000	181,299
5.3% 4/1/50	82,000	121,682
6.2% 1/15/38	134,000	199,363
		1,896,317
Airlines - 0.0%
Southwest Airlines Co. 5.125% 6/15/27	251,000	293,454
United Airlines 2020-1 Class B Pass Through Trust 4.875% 7/15/27	183,113	192,679
		486,133
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25	300,000	312,588
2.493% 2/15/27	100,000	105,283
2.722% 2/15/30	100,000	104,880
3.377% 4/5/40	40,000	42,742
3.577% 4/5/50	100,000	108,810
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 1.75% 9/15/30	300,000	294,814
Masco Corp.:
2% 2/15/31	90,000	89,023
3.125% 2/15/51	50,000	50,305
		1,108,445
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
1.45% 2/15/31	400,000	381,007
3.95% 5/15/28	200,000	227,604
Waste Management, Inc.:
2.4% 5/15/23	250,000	258,069
2.5% 11/15/50	150,000	142,490
3.15% 11/15/27	50,000	54,970
		1,064,140
Electrical Equipment - 0.0%
Eaton Corp. 4.15% 11/2/42	100,000	120,667
Industrial Conglomerates - 0.3%
3M Co.:
2.375% 8/26/29	270,000	284,428
2.875% 10/15/27	210,000	229,478
3.25% 8/26/49	100,000	109,907
3.375% 3/1/29	110,000	123,033
3.7% 4/15/50	96,000	114,273
General Electric Co.:
3.45% 5/15/24	310,000	330,294
3.45% 5/1/27	480,000	529,451
3.625% 5/1/30	60,000	67,452
4.25% 5/1/40	50,000	59,543
4.35% 5/1/50	170,000	209,137
4.5% 3/11/44	200,000	245,944
6.875% 1/10/39	100,000	151,338
Honeywell International, Inc.:
1.35% 6/1/25	100,000	102,038
1.95% 6/1/30	100,000	102,060
2.3% 8/15/24	190,000	199,724
2.7% 8/15/29	110,000	117,944
2.8% 6/1/50	100,000	104,825
Roper Technologies, Inc.:
1% 9/15/25	60,000	59,861
1.4% 9/15/27	60,000	59,783
1.75% 2/15/31	60,000	58,085
2% 6/30/30	400,000	398,677
		3,657,275
Machinery - 0.3%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	190,000	190,460
1.1% 9/14/27	540,000	538,568
2.55% 11/29/22	518,000	532,748
Caterpillar, Inc.:
2.6% 4/9/30	210,000	224,083
3.25% 9/19/49	170,000	189,135
Cummins, Inc. 1.5% 9/1/30	190,000	184,028
Deere & Co. 2.875% 9/7/49	190,000	201,909
Illinois Tool Works, Inc. 3.9% 9/1/42	100,000	120,206
Ingersoll-Rand Luxembourg Finance SA 3.8% 3/21/29	180,000	203,765
Otis Worldwide Corp.:
2.565% 2/15/30	100,000	104,478
3.362% 2/15/50	80,000	86,937
Parker Hannifin Corp.:
3.25% 6/14/29	210,000	228,328
4% 6/14/49	110,000	129,100
Stanley Black & Decker, Inc. 2.75% 11/15/50	151,000	149,548
		3,083,293
Professional Services - 0.0%
Thomson Reuters Corp. 4.3% 11/23/23	170,000	182,395
Road & Rail - 0.5%
Burlington Northern Santa Fe LLC:
3.05% 2/15/51	30,000	31,609
3.25% 6/15/27	550,000	611,038
3.3% 9/15/51	140,000	153,468
4.05% 6/15/48	182,000	221,598
4.15% 12/15/48	100,000	124,461
4.45% 3/15/43	151,000	193,404
Canadian National Railway Co.:
2.45% 5/1/50	150,000	138,880
3.65% 2/3/48	100,000	113,199
Canadian Pacific Railway Co. 4.8% 8/1/45	130,000	167,848
CSX Corp.:
3.35% 11/1/25	250,000	271,953
3.8% 3/1/28	50,000	56,444
4.25% 3/15/29	150,000	174,406
4.3% 3/1/48	210,000	259,787
4.75% 11/15/48	160,000	210,329
6.15% 5/1/37	100,000	141,558
Kansas City Southern 3.5% 5/1/50	160,000	171,240
Norfolk Southern Corp.:
2.9% 6/15/26	370,000	399,794
3.8% 8/1/28	72,000	81,687
3.95% 10/1/42	305,000	357,908
Union Pacific Corp.:
2.15% 2/5/27	120,000	125,009
2.75% 3/1/26	360,000	386,042
2.891% 4/6/36 (a)	390,000	409,771
3.25% 2/5/50	270,000	287,730
3.799% 4/6/71 (a)	170,000	194,838
4% 4/15/47	90,000	106,585
		5,390,586
Trading Companies & Distributors - 0.0%
Air Lease Corp.:
3.625% 12/1/27	140,000	151,641
4.625% 10/1/28	350,000	397,455
		549,096

TOTAL INDUSTRIALS		24,567,787

INFORMATION TECHNOLOGY - 2.6%
Communications Equipment - 0.0%
Cisco Systems, Inc. 5.5% 1/15/40	192,000	271,162
Electronic Equipment & Components - 0.2%
Corning, Inc. 5.35% 11/15/48	200,000	278,628
Dell International LLC/EMC Corp.:
4.9% 10/1/26	450,000	520,753
5.3% 10/1/29	90,000	109,571
5.45% 6/15/23	230,000	247,876
8.1% 7/15/36	310,000	475,451
8.35% 7/15/46	92,000	150,987
		1,783,266
IT Services - 0.5%
Fidelity National Information Services, Inc.:
1.15% 3/1/26	246,000	244,788
2.25% 3/1/31	200,000	201,813
Fiserv, Inc.:
2.25% 6/1/27	100,000	103,937
2.75% 7/1/24	370,000	390,812
3.5% 7/1/29	370,000	406,440
4.4% 7/1/49	100,000	122,353
Global Payments, Inc.:
1.2% 3/1/26	350,000	347,785
2.9% 5/15/30	130,000	136,623
IBM Corp.:
1.95% 5/15/30	100,000	100,332
2.85% 5/15/40	110,000	112,248
2.95% 5/15/50	100,000	100,964
3% 5/15/24	100,000	106,443
3.5% 5/15/29	170,000	190,445
4.15% 5/15/39	100,000	120,125
4.7% 2/19/46	204,000	268,356
MasterCard, Inc. 3.85% 3/26/50	310,000	378,394
PayPal Holdings, Inc.:
1.65% 6/1/25	80,000	82,364
2.3% 6/1/30	130,000	135,170
2.85% 10/1/29	280,000	301,973
The Western Union Co. 2.85% 1/10/25	100,000	105,380
Visa, Inc.:
2.05% 4/15/30	430,000	444,035
2.15% 9/15/22	480,000	488,695
2.7% 4/15/40	120,000	124,770
3.15% 12/14/25	160,000	174,657
4.3% 12/14/45	142,000	182,050
		5,370,952
Semiconductors & Semiconductor Equipment - 0.5%
Analog Devices, Inc. 2.95% 4/1/25	240,000	256,605
Applied Materials, Inc.:
4.35% 4/1/47	90,000	115,327
5.1% 10/1/35	120,000	159,840
Broadcom Corp./Broadcom Cayman LP 3.875% 1/15/27	100,000	110,351
Broadcom, Inc.:
2.45% 2/15/31 (a)	160,000	158,562
3.15% 11/15/25	230,000	246,296
3.459% 9/15/26	432,000	469,127
3.75% 2/15/51 (a)	280,000	291,450
4.3% 11/15/32	300,000	343,321
5% 4/15/30	292,000	345,858
Intel Corp.:
2% 8/12/31	50,000	50,294
2.45% 11/15/29	720,000	759,552
3.05% 8/12/51	50,000	51,547
3.25% 11/15/49	180,000	192,252
3.734% 12/8/47	110,000	125,923
4.75% 3/25/50	260,000	348,057
Lam Research Corp. 2.875% 6/15/50	150,000	154,511
Micron Technology, Inc.:
4.64% 2/6/24	100,000	108,625
4.663% 2/15/30	120,000	140,851
NVIDIA Corp.:
2% 6/15/31	480,000	484,330
3.5% 4/1/50	167,000	191,615
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 3.25% 5/11/41 (a)	190,000	203,867
Qualcomm, Inc.:
2.6% 1/30/23	430,000	443,563
4.3% 5/20/47	213,000	270,970
Texas Instruments, Inc. 3.875% 3/15/39	210,000	254,205
		6,276,899
Software - 0.8%
Adobe, Inc. 2.15% 2/1/27	240,000	252,352
Microsoft Corp.:
2.4% 2/6/22	1,792,000	1,805,850
2.4% 8/8/26	520,000	555,716
2.525% 6/1/50	280,000	279,325
2.675% 6/1/60	200,000	201,848
2.921% 3/17/52	170,000	182,811
3.45% 8/8/36	610,000	713,526
5.3% 2/8/41	180,000	260,530
Oracle Corp.:
2.5% 4/1/25	1,290,000	1,353,205
2.65% 7/15/26	100,000	105,913
2.875% 3/25/31	360,000	379,174
3.25% 11/15/27	260,000	283,559
3.6% 4/1/40	100,000	106,159
3.6% 4/1/50	210,000	219,034
3.85% 4/1/60	70,000	75,228
3.95% 3/25/51	200,000	220,879
4% 11/15/47	388,000	428,228
4.375% 5/15/55	200,000	235,541
5.375% 7/15/40	120,000	155,320
6.125% 7/8/39	114,000	157,322
Salesforce.com, Inc.:
2.9% 7/15/51	300,000	308,378
3.7% 4/11/28	140,000	159,226
VMware, Inc. 1.4% 8/15/26	690,000	689,135
		9,128,259
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
1.125% 5/11/25	500,000	505,872
1.7% 8/5/31	280,000	277,124
2.1% 9/12/22	100,000	101,865
2.375% 2/8/41	440,000	431,876
2.4% 1/13/23	1,242,000	1,274,590
2.55% 8/20/60	110,000	103,481
2.85% 8/5/61	280,000	279,508
2.95% 9/11/49	180,000	187,194
3% 2/9/24	650,000	687,351
3% 11/13/27	890,000	977,889
3.35% 2/9/27	240,000	266,621
3.75% 11/13/47	90,000	106,374
4.375% 5/13/45	120,000	153,857
4.5% 2/23/36	110,000	139,657
4.65% 2/23/46	201,000	267,416
Hewlett Packard Enterprise Co. 4.9% 10/15/25 (b)	1,108,000	1,262,151
HP, Inc.:
2.2% 6/17/25	190,000	197,053
3.4% 6/17/30	250,000	267,737
		7,487,616

TOTAL INFORMATION TECHNOLOGY		30,318,154

MATERIALS - 0.9%
Chemicals - 0.5%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	100,000	102,562
2.05% 5/15/30	40,000	41,079
2.7% 5/15/40	40,000	41,128
2.8% 5/15/50	40,000	40,893
DuPont de Nemours, Inc.:
4.205% 11/15/23	100,000	107,719
4.493% 11/15/25	210,000	237,138
4.725% 11/15/28	100,000	119,139
5.319% 11/15/38	190,000	251,140
Eastman Chemical Co. 4.5% 12/1/28	226,000	263,920
Ecolab, Inc. 1.3% 1/30/31	400,000	383,538
International Flavors & Fragrances, Inc. 4.45% 9/26/28	130,000	151,846
Linde, Inc./Connecticut 3.2% 1/30/26	230,000	251,027
LYB International Finance BV 4% 7/15/23	87,000	92,558
LYB International Finance II BV 3.5% 3/2/27	680,000	748,104
LYB International Finance III LLC:
3.375% 10/1/40	110,000	116,302
3.625% 4/1/51	110,000	119,440
Nutrien Ltd.:
3.375% 3/15/25	250,000	269,260
3.95% 5/13/50	170,000	199,599
4.2% 4/1/29	32,000	36,883
5% 4/1/49	56,000	75,420
Sherwin-Williams Co.:
2.75% 6/1/22	4,000	4,059
3.125% 6/1/24	160,000	170,248
3.45% 6/1/27	210,000	231,991
4.5% 6/1/47	100,000	125,270
The Dow Chemical Co.:
2.1% 11/15/30	450,000	452,960
3.6% 11/15/50	170,000	186,509
3.625% 5/15/26	150,000	166,016
5.55% 11/30/48	80,000	113,461
The Mosaic Co. 4.05% 11/15/27	170,000	192,546
Westlake Chemical Corp. 3.6% 8/15/26	548,000	604,854
		5,896,609
Construction Materials - 0.0%
Martin Marietta Materials, Inc. 4.25% 12/15/47	120,000	142,528
Containers & Packaging - 0.1%
International Paper Co. 5% 9/15/35	328,000	414,956
WRKCo, Inc. 4.65% 3/15/26	400,000	455,850
		870,806
Metals & Mining - 0.3%
Barrick North America Finance LLC 5.7% 5/30/41	142,000	196,305
BHP Billiton Financial (U.S.A.) Ltd. 5% 9/30/43	151,000	208,040
Newmont Corp.:
2.25% 10/1/30	160,000	161,116
4.875% 3/15/42	100,000	127,958
Nucor Corp. 2.979% 12/15/55 (a)	110,000	111,774
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	230,000	253,471
5.2% 11/2/40	164,000	224,870
Southern Copper Corp.:
3.875% 4/23/25	210,000	228,323
5.875% 4/23/45	178,000	247,509
Vale Overseas Ltd. 6.25% 8/10/26	850,000	1,020,808
		2,780,174
Paper & Forest Products - 0.0%
Suzano Austria GmbH 6% 1/15/29	230,000	274,174

TOTAL MATERIALS		9,964,291

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	250,000	246,034
4.85% 4/15/49	140,000	185,522
American Tower Corp.:
1.3% 9/15/25	120,000	120,558
2.1% 6/15/30	120,000	118,669
3.1% 6/15/50	120,000	119,141
3.6% 1/15/28	70,000	77,064
3.8% 8/15/29	100,000	111,569
AvalonBay Communities, Inc. 2.3% 3/1/30	408,000	419,687
Boston Properties, Inc.:
2.75% 10/1/26	100,000	106,652
3.25% 1/30/31	227,000	244,531
4.5% 12/1/28	100,000	117,041
Crown Castle International Corp.:
1.35% 7/15/25	90,000	90,656
2.25% 1/15/31	100,000	99,223
3.25% 1/15/51	190,000	192,827
3.65% 9/1/27	464,000	514,049
Duke Realty LP 1.75% 2/1/31	340,000	329,236
Equinix, Inc.:
1.45% 5/15/26	200,000	200,589
2.5% 5/15/31	210,000	215,334
ERP Operating LP:
1.85% 8/1/31	240,000	236,458
2.5% 2/15/30	160,000	166,987
3.5% 3/1/28	160,000	177,953
Federal Realty Investment Trust 1.25% 2/15/26	200,000	199,464
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	310,000	347,543
Healthpeak Properties, Inc.:
2.875% 1/15/31	430,000	454,511
3% 1/15/30	320,000	342,554
Kimco Realty Corp.:
1.9% 3/1/28	610,000	614,956
2.8% 10/1/26	216,000	229,552
Omega Healthcare Investors, Inc. 4.75% 1/15/28	201,000	228,404
Prologis LP:
1.625% 3/15/31	150,000	147,004
2.125% 4/15/27	170,000	177,629
Realty Income Corp. 3.25% 1/15/31	238,000	262,859
Regency Centers LP 3.7% 6/15/30	150,000	168,370
Simon Property Group LP:
2.2% 2/1/31	250,000	249,254
2.65% 7/15/30	138,000	143,942
3.375% 12/1/27	150,000	165,130
3.5% 9/1/25	230,000	250,911
4.25% 11/30/46	116,000	137,973
UDR, Inc. 2.1% 6/15/33	100,000	96,842
Ventas Realty LP:
3.125% 6/15/23	163,000	169,831
4% 3/1/28	184,000	206,669
4.875% 4/15/49	160,000	201,809
VEREIT Operating Partnership LP 2.85% 12/15/32	148,000	156,585
Welltower, Inc. 4.25% 4/15/28	174,000	199,882
Weyerhaeuser Co. 4% 11/15/29	130,000	149,006
		9,390,460
Real Estate Management & Development - 0.0%
Essex Portfolio LP 2.65% 3/15/32	210,000	216,692

TOTAL REAL ESTATE		9,607,152

UTILITIES - 2.0%
Electric Utilities - 1.5%
AEP Texas, Inc. 3.45% 5/15/51	70,000	74,118
AEP Transmission Co. LLC:
2.75% 8/15/51	100,000	98,270
3.65% 4/1/50	139,000	159,578
Alabama Power Co. 1.45% 9/15/30	800,000	774,644
American Electric Power Co., Inc.:
3.25% 3/1/50	174,000	177,106
4.3% 12/1/28	194,000	223,598
Arizona Public Service Co. 3.35% 5/15/50	200,000	214,822
Baltimore Gas & Electric Co. 2.9% 6/15/50	120,000	122,028
CenterPoint Energy Houston Electric LLC:
3.35% 4/1/51	70,000	78,119
4.25% 2/1/49	185,000	238,501
Cincinnati Gas & Electric Co.:
3.65% 2/1/29	210,000	235,327
4.3% 2/1/49	65,000	81,854
Commonwealth Edison Co.:
2.75% 9/1/51	200,000	198,176
4% 3/1/48	208,000	249,728
DTE Electric Co.:
3.95% 3/1/49	56,000	67,933
4.05% 5/15/48	100,000	123,114
Duke Energy Carolinas LLC:
4% 9/30/42	179,000	211,790
4.25% 12/15/41	130,000	157,596
Duke Energy Corp.:
2.45% 6/1/30	200,000	205,244
3.15% 8/15/27	352,000	381,896
3.3% 6/15/41	390,000	404,759
3.75% 9/1/46	110,000	119,507
4.2% 6/15/49	310,000	360,746
Edison International 4.125% 3/15/28	100,000	107,030
Entergy Corp.:
0.9% 9/15/25	500,000	493,796
3.75% 6/15/50	190,000	209,217
Entergy, Inc. 3.55% 9/30/49	34,000	37,411
Eversource Energy:
2.55% 3/15/31	200,000	207,944
3.45% 1/15/50	120,000	129,512
Exelon Corp.:
3.95% 6/15/25	163,000	178,961
4.05% 4/15/30	370,000	424,254
4.7% 4/15/50	110,000	140,766
5.1% 6/15/45	160,000	214,138
FirstEnergy Corp.:
1.6% 1/15/26	97,000	96,030
2.25% 9/1/30	150,000	148,500
5.35% 7/15/47	150,000	187,740
Florida Power & Light Co.:
3.99% 3/1/49	133,000	165,098
4.05% 10/1/44	170,000	208,194
4.125% 2/1/42	240,000	293,256
Indiana Michigan Power Co. 3.25% 5/1/51	80,000	85,641
Interstate Power and Light Co. 2.3% 6/1/30	104,000	105,699
Kentucky Utilities Co. 5.125% 11/1/40	170,000	223,938
MidAmerican Energy Co.:
3.65% 8/1/48	280,000	321,702
3.95% 8/1/47	100,000	120,128
4.25% 7/15/49	100,000	126,215
Mississippi Power Co. 3.95% 3/30/28	120,000	135,732
Northern States Power Co. 2.6% 6/1/51	300,000	291,923
Oncor Electric Delivery Co. LLC:
3.1% 9/15/49	100,000	106,954
3.8% 6/1/49	280,000	333,173
Pacific Gas & Electric Co.:
2.5% 2/1/31	320,000	301,480
3.5% 6/15/25	506,000	525,347
4.55% 7/1/30	603,000	641,624
4.95% 7/1/50	230,000	243,447
PPL Capital Funding, Inc. 4% 9/15/47	90,000	106,940
PPL Electric Utilities Corp. 3% 10/1/49	70,000	74,469
Public Service Co. of Colorado:
3.2% 3/1/50	110,000	119,034
6.25% 9/1/37	130,000	193,470
Public Service Electric & Gas Co.:
2.45% 1/15/30	80,000	84,263
3% 5/15/25	220,000	235,181
3.15% 1/1/50	80,000	85,980
Southern California Edison Co.:
2.95% 2/1/51	100,000	91,256
3.5% 10/1/23	566,000	596,111
3.65% 2/1/50	220,000	224,191
4.05% 3/15/42	100,000	106,655
4.65% 10/1/43	158,000	181,549
Southern Co.:
3.25% 7/1/26	765,000	829,838
4.4% 7/1/46	253,000	304,003
Tampa Electric Co. 4.45% 6/15/49	140,000	180,899
Virginia Electric & Power Co.:
3.8% 4/1/28	90,000	101,696
3.8% 9/15/47	180,000	207,822
4.6% 12/1/48	208,000	274,920
6% 5/15/37	120,000	169,574
Wisconsin Electric Power Co. 1.7% 6/15/28	490,000	491,055
Xcel Energy, Inc.:
3.35% 12/1/26	316,000	344,887
3.4% 6/1/30	73,000	80,860
		16,847,957
Gas Utilities - 0.0%
Atmos Energy Corp. 4.125% 10/15/44	210,000	250,428
CenterPoint Energy Resources Corp. 1.75% 10/1/30	100,000	97,386
Dominion Gas Holdings LLC 2.5% 11/15/24	80,000	83,796
		431,610
Independent Power and Renewable Electricity Producers - 0.0%
Exelon Generation Co. LLC 3.25% 6/1/25	100,000	107,492
Multi-Utilities - 0.5%
Ameren Corp. 3.5% 1/15/31	250,000	276,484
Berkshire Hathaway Energy Co.:
1.65% 5/15/31	160,000	155,815
3.25% 4/15/28	250,000	275,141
4.5% 2/1/45	180,000	221,932
5.95% 5/15/37	120,000	165,497
CenterPoint Energy, Inc. 2.5% 9/1/22	29,000	29,578
Consolidated Edison Co. of New York, Inc.:
3.85% 6/15/46	100,000	112,706
3.95% 4/1/50	245,000	284,394
4.5% 5/15/58	120,000	149,185
4.65% 12/1/48	80,000	100,537
Consumers Energy Co.:
2.65% 8/15/52	200,000	196,069
3.1% 8/15/50	200,000	213,939
Dominion Energy, Inc. 3.375% 4/1/30	340,000	372,847
DTE Energy Co. 3.8% 3/15/27	90,000	99,684
NiSource, Inc.:
0.95% 8/15/25	370,000	367,426
1.7% 2/15/31	370,000	354,650
3.49% 5/15/27	442,000	487,614
Public Service Enterprise Group, Inc. 2.65% 11/15/22	80,000	81,955
Puget Energy, Inc. 4.1% 6/15/30	253,000	283,724
Sempra Energy:
3.4% 2/1/28	50,000	54,538
3.55% 6/15/24	400,000	427,986
3.8% 2/1/38	270,000	302,631
4% 2/1/48	136,000	153,828
		5,168,160
Water Utilities - 0.0%
American Water Capital Corp.:
3.75% 9/1/47	213,000	244,506
4.3% 12/1/42	100,000	123,732
		368,238

TOTAL UTILITIES		22,923,457

TOTAL NONCONVERTIBLE BONDS
(Cost $295,017,299)		306,590,966

U.S. Government and Government Agency Obligations - 42.1%
U.S. Government Agency Obligations - 0.9%
Fannie Mae:
0.375% 8/25/25	$238,000	$235,897
0.5% 6/17/25	650,000	648,327
0.625% 4/22/25	90,000	90,242
0.75% 10/8/27	250,000	246,275
0.875% 8/5/30	108,000	103,409
1.75% 7/2/24	930,000	965,695
2% 10/5/22	190,000	193,901
2.375% 1/19/23	655,000	675,192
2.875% 9/12/23	150,000	158,045
6.625% 11/15/30	650,000	944,106
Federal Home Loan Bank:
0.375% 9/4/25	175,000	173,167
0.5% 4/14/25	390,000	388,826
1.5% 8/15/24	125,000	129,135
2% 9/9/22	200,000	203,931
2.5% 2/13/24	230,000	242,471
3.25% 6/9/28	210,000	238,454
3.25% 11/16/28	30,000	34,308
Freddie Mac:
0.25% 8/24/23	450,000	450,157
0.25% 12/4/23	958,000	957,740
0.375% 7/21/25	480,000	475,913
0.375% 9/23/25	370,000	366,112
1.5% 2/12/25	630,000	651,503
2.75% 6/19/23	50,000	52,280
6.25% 7/15/32	110,000	163,216
6.75% 3/15/31	390,000	577,185
Tennessee Valley Authority:
0.75% 5/15/25	560,000	562,793
2.875% 2/1/27	145,000	159,909
4.25% 9/15/65	50,000	72,335
5.25% 9/15/39	420,000	605,943

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		10,766,467

U.S. Treasury Obligations - 41.2%
U.S. Treasury Bonds:
1.125% 5/15/40	3,292,000	2,932,709
1.125% 8/15/40	4,726,000	4,195,433
1.25% 5/15/50	6,768,000	5,737,466
1.375% 11/15/40	6,856,000	6,346,085
1.375% 8/15/50	7,870,000	6,883,791
1.625% 11/15/50	6,241,000	5,806,812
1.875% 2/15/41	13,740,000	13,845,197
1.875% 2/15/51	7,913,000	7,811,615
2% 2/15/50	1,963,000	1,994,592
2% 8/15/51	2,689,000	2,736,898
2.25% 5/15/41	8,805,000	9,421,350
2.25% 8/15/46	148,000	157,898
2.25% 8/15/49	267,000	285,867
2.375% 11/15/49	358,000	393,702
2.375% 5/15/51	2,565,000	2,832,722
2.5% 2/15/45	763,000	850,000
2.5% 2/15/46	329,000	367,413
2.5% 5/15/46	122,000	136,330
2.75% 11/15/42	1,059,000	1,225,337
2.75% 8/15/47	177,000	207,560
2.75% 11/15/47	157,000	184,236
2.875% 5/15/43	1,420,000	1,676,210
2.875% 8/15/45	268,000	318,721
2.875% 11/15/46	359,000	429,342
2.875% 5/15/49	361,000	435,362
3% 5/15/42	238,000	286,018
3% 11/15/44	1,614,000	1,952,183
3% 11/15/45	826,000	1,004,719
3% 2/15/47	1,543,000	1,887,342
3% 5/15/47	197,000	241,310
3% 2/15/48	121,000	148,579
3% 8/15/48	188,000	231,284
3% 2/15/49	264,000	325,813
3.125% 11/15/41	229,000	280,087
3.125% 2/15/42	264,000	323,555
3.125% 8/15/44	1,405,000	1,731,717
3.125% 5/15/48	48,000	60,313
3.375% 5/15/44	856,000	1,095,045
3.375% 11/15/48	68,000	89,401
3.625% 8/15/43	86,000	113,507
3.625% 2/15/44	1,464,000	1,939,800
3.75% 8/15/41	225,000	299,540
3.75% 11/15/43	4,124,000	5,549,841
3.875% 8/15/40	126,000	169,662
4.375% 2/15/38	81,000	113,833
4.375% 11/15/39	5,000	7,113
4.375% 5/15/41	433,000	622,607
4.5% 2/15/36	223,000	311,756
4.5% 5/15/38	69,000	98,441
5% 5/15/37	391,000	580,559
U.S. Treasury Notes:
0.125% 4/30/22	52,000	52,020
0.125% 5/31/22	1,466,000	1,466,573
0.125% 6/30/22	1,243,000	1,243,486
0.125% 7/31/22	1,302,000	1,302,509
0.125% 9/30/22	4,285,000	4,286,674
0.125% 10/31/22	6,826,000	6,827,067
0.125% 11/30/22	5,206,000	5,207,220
0.125% 12/31/22	1,371,000	1,370,839
0.125% 1/31/23	5,105,000	5,104,202
0.125% 2/28/23	7,550,000	7,547,051
0.125% 3/31/23	6,934,000	6,930,479
0.125% 4/30/23	8,152,000	8,146,587
0.125% 5/15/23	6,317,000	6,312,065
0.125% 5/31/23	3,856,000	3,852,686
0.125% 6/30/23	2,838,000	2,835,894
0.125% 7/15/23	2,227,000	2,224,477
0.125% 7/31/23	5,909,000	5,902,075
0.125% 8/15/23	9,368,000	9,354,460
0.125% 9/15/23	3,272,000	3,265,354
0.125% 12/15/23	684,000	681,756
0.125% 1/15/24	5,985,000	5,962,089
0.125% 2/15/24	8,876,000	8,839,595
0.25% 4/15/23	2,109,000	2,112,131
0.25% 6/15/23	2,007,000	2,009,117
0.25% 11/15/23	2,984,000	2,984,117
0.25% 3/15/24	1,112,000	1,110,219
0.25% 5/15/24	1,778,000	1,773,208
0.25% 5/31/25	3,401,000	3,359,550
0.25% 6/30/25	4,190,000	4,136,316
0.25% 7/31/25	2,494,000	2,459,805
0.25% 8/31/25	7,956,000	7,838,214
0.25% 9/30/25	4,049,000	3,985,576
0.375% 3/31/22	2,097,000	2,100,768
0.375% 4/15/24	7,883,000	7,891,006
0.375% 4/30/25	8,731,000	8,673,362
0.375% 11/30/25	7,467,000	7,375,413
0.375% 12/31/25	8,153,000	8,045,673
0.375% 1/31/26	9,105,000	8,975,894
0.375% 7/31/27	3,005,000	2,910,859
0.375% 9/30/27	3,744,000	3,616,178
0.5% 3/15/23	1,955,000	1,965,844
0.5% 3/31/25	6,279,000	6,271,642
0.5% 2/28/26	5,602,000	5,551,232
0.5% 4/30/27	546,000	534,461
0.5% 5/31/27	4,423,000	4,323,310
0.5% 6/30/27	1,506,000	1,471,115
0.5% 8/31/27	2,377,000	2,316,182
0.5% 10/31/27	8,045,000	7,818,734
0.625% 7/31/26	3,960,000	3,932,775
0.625% 3/31/27	884,000	872,432
0.625% 11/30/27	2,847,000	2,785,500
0.625% 12/31/27	1,696,000	1,657,708
0.625% 5/15/30	4,618,000	4,385,837
0.625% 8/15/30	1,544,000	1,462,277
0.75% 3/31/26	6,314,000	6,321,893
0.75% 4/30/26	3,206,000	3,208,505
0.75% 5/31/26	4,443,000	4,444,215
0.75% 1/31/28	4,807,000	4,730,201
0.875% 6/30/26	894,000	898,959
0.875% 11/15/30	9,362,000	9,046,764
1% 7/31/28	1,260,000	1,253,700
1.125% 9/30/21	549,000	549,469
1.125% 2/28/22	1,745,000	1,754,270
1.125% 2/28/25	748,000	763,778
1.125% 2/29/28	8,720,000	8,782,334
1.125% 2/15/31	8,996,000	8,875,116
1.25% 8/31/24	3,036,000	3,112,730
1.25% 3/31/28	5,759,000	5,840,436
1.25% 4/30/28	3,357,000	3,402,503
1.25% 5/31/28	2,807,000	2,843,842
1.25% 6/30/28	5,838,000	5,910,063
1.375% 1/31/22	52,000	52,282
1.375% 10/15/22	217,000	220,102
1.375% 1/31/25	975,000	1,003,907
1.375% 8/31/26	366,000	376,751
1.5% 10/31/21	781,000	782,850
1.5% 11/30/21	688,000	690,458
1.5% 8/15/22	739,000	749,017
1.5% 9/30/24	3,446,000	3,560,283
1.5% 10/31/24	3,676,000	3,799,634
1.5% 11/30/24	2,663,000	2,752,772
1.5% 8/15/26	283,000	292,960
1.5% 1/31/27	842,000	871,503
1.5% 2/15/30	724,000	741,110
1.625% 11/15/22	576,000	586,485
1.625% 2/15/26	702,000	730,409
1.625% 9/30/26	1,345,000	1,400,691
1.625% 11/30/26	454,000	472,852
1.625% 8/15/29	2,954,000	3,058,659
1.625% 5/15/31	1,313,000	1,353,826
1.75% 5/31/22	130,000	131,630
1.75% 6/30/22	728,000	738,152
1.75% 6/30/24	1,417,000	1,472,296
1.75% 7/31/24	1,867,000	1,941,169
1.75% 12/31/24	3,742,000	3,900,158
1.75% 12/31/26	415,000	434,972
1.75% 11/15/29	407,000	425,315
1.875% 2/28/22	1,430,000	1,442,959
1.875% 3/31/22	1,271,000	1,284,306
1.875% 7/31/22	151,000	153,483
1.875% 8/31/24	501,000	523,075
1.875% 7/31/26	800,000	842,813
2% 11/30/22	552,000	564,981
2% 5/31/24	5,025,000	5,251,321
2% 6/30/24	210,000	219,639
2% 11/15/26	562,000	596,137
2.125% 5/15/22	1,341,000	1,360,329
2.125% 12/31/22	92,000	94,440
2.125% 2/29/24	551,000	576,075
2.125% 3/31/24	612,000	640,425
2.125% 7/31/24	150,000	157,594
2.125% 11/30/24	320,000	337,125
2.25% 4/15/22	396,000	401,352
2.25% 12/31/23	50,000	52,295
2.25% 4/30/24	1,173,000	1,232,383
2.25% 12/31/24	30,000	31,761
2.25% 2/15/27	817,000	878,052
2.25% 8/15/27	1,371,000	1,476,449
2.25% 11/15/27	255,000	274,842
2.375% 3/15/22	1,105,000	1,118,813
2.375% 1/31/23	86,000	88,728
2.375% 2/29/24	2,090,000	2,197,847
2.375% 5/15/27	1,576,000	1,706,574
2.375% 5/15/29	473,000	515,976
2.5% 1/15/22	406,000	409,664
2.5% 2/15/22	1,815,000	1,835,064
2.5% 3/31/23	693,000	718,663
2.5% 1/31/24	2,144,000	2,257,816
2.5% 1/31/25	37,000	39,511
2.5% 2/28/26	273,000	294,787
2.625% 2/28/23	1,495,000	1,550,712
2.625% 6/30/23	2,011,000	2,100,552
2.625% 12/31/23	75,000	79,090
2.625% 12/31/25	118,000	127,809
2.625% 1/31/26	420,000	455,372
2.625% 2/15/29	1,038,000	1,150,072
2.75% 4/30/23	21,000	21,902
2.75% 5/31/23	1,025,000	1,071,085
2.75% 7/31/23	1,141,000	1,196,579
2.75% 8/31/23	738,000	775,275
2.75% 2/28/25	280,000	301,755
2.75% 6/30/25	237,000	256,432
2.75% 8/31/25	304,000	329,626
2.75% 2/15/28	629,000	697,944
2.875% 11/15/21	1,335,000	1,342,693
2.875% 10/31/23	698,000	737,617
2.875% 11/30/23	1,156,000	1,223,915
2.875% 4/30/25	81,000	87,828
2.875% 7/31/25	258,000	280,696
2.875% 11/30/25	288,000	314,719
2.875% 5/15/28	231,000	258,612
2.875% 8/15/28	1,186,000	1,329,988
3% 10/31/25	535,000	586,891
3.125% 11/15/28	331,000	377,754

TOTAL U.S. TREASURY OBLIGATIONS		472,607,504

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $476,180,170)		483,373,971

U.S. Government Agency - Mortgage Securities - 30.3%
Fannie Mae - 8.9%
1.5% 12/1/50	2,794,326	2,750,191
2% 6/1/27 to 3/1/51	25,386,625	25,854,736
2.5% 4/1/30 to 4/1/51	17,230,854	17,962,213
3% 7/1/26 to 7/1/50	21,391,621	22,552,238
3.5% 5/1/24 to 3/1/50	16,943,910	18,160,555
4% 4/1/29 to 5/1/51	8,548,753	9,198,742
4.5% 2/1/47 to 11/1/49	2,932,073	3,176,039
5% 4/1/25 to 12/1/49	843,375	928,421
5% 10/1/50	200,000	218,984
5.5% 9/1/40 to 6/1/49	549,746	622,339

TOTAL FANNIE MAE		101,424,458

Freddie Mac - 7.3%
1.5% 7/1/51	1,097,467	1,079,790
2% 3/1/28 to 9/1/51	27,327,343	27,858,074
2% 9/1/35	1,692,473	1,753,228
2% 11/1/35	346,071	358,385
2% 11/1/35	463,572	480,068
2.5% 5/1/23 to 9/1/51	21,021,117	21,886,778
3% 2/1/29 to 4/1/50	5,056,681	5,329,517
3.5% 12/1/25 to 3/1/50	8,018,008	8,568,110
4% 1/1/39 to 10/1/49	7,913,072	8,508,801
4% 4/1/48	3,064	3,288
4.5% 8/1/48 to 10/1/50	4,058,457	4,383,252
5% 8/1/23 to 5/1/50	2,676,739	2,926,422
5.5% 6/1/49	252,740	282,166

TOTAL FREDDIE MAC		83,417,879

Ginnie Mae - 6.1%
1.5% 4/20/51 to 5/20/51	197,648	195,623
2% 3/20/51 to 8/20/51	10,500,823	10,732,473
2% 9/1/51 (d)	1,600,000	1,633,792
2% 9/1/51 (d)	700,000	714,784
2% 9/1/51 (d)	1,200,000	1,225,344
2% 10/1/51 (d)	400,000	407,729
2% 10/1/51 (d)	350,000	356,763
2.5% 3/20/47 to 5/20/51	13,583,323	14,090,686
2.5% 9/1/51 (d)	1,400,000	1,451,759
3% 7/20/42 to 5/20/51	10,951,638	11,490,968
3% 9/1/51 (d)	450,000	470,426
3% 9/1/51 (d)	450,000	470,426
3% 9/1/51 (d)	250,000	261,348
3% 9/1/51 (d)	350,000	365,887
3% 9/1/51 (d)	400,000	418,156
3% 9/1/51 (d)	400,000	418,156
3% 9/1/51 (d)	700,000	731,773
3% 9/1/51 (d)	350,000	365,887
3% 9/1/51 (d)	700,000	731,773
3% 10/1/51 (d)	850,000	886,988
3.5% 2/20/46 to 5/20/50	8,076,545	8,546,163
3.5% 9/1/51 (d)	150,000	157,840
3.5% 9/1/51 (d)	350,000	368,293
3.5% 9/1/51 (d)	50,000	52,613
3.5% 9/1/51 (d)	450,000	473,520
3.5% 9/1/51 (d)	50,000	52,613
3.5% 9/1/51(d)	250,000	263,066
3.5% 9/1/51 (d)	150,000	157,840
3.5% 9/1/51 (d)	400,000	420,906
3.5% 9/1/51 (d)	400,000	420,906
3.5% 9/1/51 (d)	150,000	157,840
3.5% 9/1/51 (d)	75,000	78,920
3.5% 9/1/51 (d)	500,000	526,133
3.5% 9/1/51 (d)	525,000	552,439
3.5% 9/1/51 (d)	400,000	420,906
4% 12/20/45 to 12/20/50	5,490,222	5,829,209
4% 9/1/51 (d)	300,000	317,819
4.5% 6/20/45 to 12/20/50	2,562,845	2,746,774
4.5% 9/1/51 (d)	200,000	213,125
5% 11/20/45 to 11/20/50	871,754	942,361
5% 9/1/51 (d)	100,000	107,430
5.5% 12/20/44 to 12/20/48	130,283	146,617

TOTAL GINNIE MAE		70,374,074

Uniform Mortgage Backed Securities - 8.0%
1.5% 9/1/36 (d)	3,150,000	3,199,661
1.5% 9/1/36 (d)	2,000,000	2,031,531
1.5% 9/1/36 (d)	1,950,000	1,980,743
1.5% 9/1/36 (d)	5,100,000	5,180,404
1.5% 9/1/36 (d)	500,000	507,883
1.5% 9/1/51 (d)	50,000	49,148
1.5% 9/1/51 (d)	2,450,000	2,408,237
1.5% 9/1/51 (d)	3,300,000	3,243,747
1.5% 9/1/51 (d)	2,100,000	2,064,203
1.5% 9/1/51 (d)	200,000	196,591
1.5% 9/1/51 (d)	300,000	294,886
1.5% 9/1/51 (d)	400,000	393,181
1.5% 10/1/51 (d)	3,100,000	3,041,586
1.5% 10/1/51 (d)	1,100,000	1,079,272
1.5% 10/1/51 (d)	400,000	392,463
1.5% 10/1/51 (d)	400,000	392,463
1.5% 10/1/51 (d)	300,000	294,347
2% 9/1/36 (d)	1,200,000	1,241,895
2% 9/1/36 (d)	1,200,000	1,241,895
2% 9/1/51 (d)	1,200,000	1,217,091
2% 9/1/51 (d)	1,200,000	1,217,091
2% 9/1/51 (d)	600,000	608,545
2% 9/1/51 (d)	600,000	608,545
2% 9/1/51 (d)	1,150,000	1,166,379
2% 9/1/51 (d)	1,150,000	1,166,379
2% 9/1/51 (d)	1,500,000	1,521,364
2% 9/1/51 (d)	2,150,000	2,180,621
2% 9/1/51 (d)	1,450,000	1,470,651
2% 9/1/51 (d)	150,000	152,136
2% 9/1/51 (d)	1,000,000	1,014,242
2% 9/1/51 (d)	1,000,000	1,014,242
2% 9/1/51 (d)	4,900,000	4,969,788
2% 10/1/51 (d)	550,000	556,802
2% 10/1/51 (d)	550,000	556,802
2% 10/1/51 (d)	1,000,000	1,012,367
2% 10/1/51 (d)	1,000,000	1,012,367
2% 10/1/51 (d)	1,000,000	1,012,367
2% 10/1/51 (d)	1,000,000	1,012,367
2% 10/1/51 (d)	1,000,000	1,012,367
2% 10/1/51 (d)	1,750,000	1,771,643
2.5% 9/1/36 (d)	500,000	522,858
2.5% 9/1/51 (d)	2,050,000	2,129,438
2.5% 9/1/51 (d)	1,000,000	1,038,750
2.5% 9/1/51 (d)	1,500,000	1,558,125
2.5% 9/1/51 (d)	2,425,000	2,518,969
2.5% 9/1/51 (d)	600,000	623,250
2.5% 9/1/51 (d)	400,000	415,500
2.5% 9/1/51 (d)	3,700,000	3,843,376
2.5% 10/1/51 (d)	2,100,000	2,177,110
2.5% 10/1/51 (d)	1,500,000	1,555,079
3% 9/1/36 (d)	200,000	210,852
3% 9/1/51 (d)	3,500,000	3,661,055
3% 9/1/51 (d)	2,150,000	2,248,934
3% 9/1/51 (d)	1,200,000	1,255,219
3% 9/1/51 (d)	2,550,000	2,667,340
3% 9/1/51 (d)	250,000	261,504
3% 9/1/51 (d)	2,150,000	2,248,934
3% 9/1/51 (d)	100,000	104,602
3% 9/1/51 (d)	1,100,000	1,150,617
3% 9/1/51 (d)	1,100,000	1,150,617
3% 10/1/51 (d)	2,250,000	2,352,305
3.5% 9/1/51 (d)	1,200,000	1,269,375
4% 9/1/51 (d)	900,000	964,296
4.5% 9/1/51 (d)	400,000	432,592

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		91,848,989

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $345,272,308)		347,065,400

Asset-Backed Securities - 0.2%
Capital One Multi-Asset Execution Trust Series 2019-A3 Class A3, 2.06% 8/15/28	$111,000	$116,785
CarMax Auto Owner Trust:
Series 2018-3 Class A3, 3.13% 6/15/23	25,616	25,798
Series 2021-1 Class A3, 0.34% 12/15/25	360,000	359,781
Citibank Credit Card Issuance Trust:
Series 2018-A6 Class A6, 3.21% 12/7/24	200,000	207,607
Series 2018-A7 Class A7, 3.96% 10/13/30	250,000	294,168
Discover Card Master Trust Series 2018-A1 Class A1, 3.03% 8/15/25	100,000	104,064
Ford Credit Auto Lease Trust Series 2021-A Class A3, 0.26% 2/15/24	360,000	360,252
Ford Credit Floorplan Master Owner Trust:
Series 2018-2 Class A, 3.17% 3/15/25	50,000	52,200
Series 2018-4 Class A, 4.06% 11/15/30	60,000	68,907
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	355,000	355,400
Mercedes-Benz Auto Lease Trust Series 2021-A Class A3, 0.25% 1/16/24	360,000	360,054
TOTAL ASSET-BACKED SECURITIES
(Cost $2,286,084)		2,305,016

Commercial Mortgage Securities - 1.5%
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	280,000	300,405
Series 2020-BN25 Class A5, 2.649% 1/15/63	240,000	255,059
Series 2020-BN28 Class A4, 1.844% 3/15/63	380,000	378,945
Series 2021-BN35 Class A5, 2.285% 8/15/31	700,000	720,788
BBCMS Mortgage Trust sequential payer Series 2021-C10 Class A5, 2.492% 7/15/54	450,000	471,438
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	350,000	348,621
Series 2021-B24 Class A5, 2.5843% 3/15/54	450,000	474,228
Series 2019-B12 Class A5, 3.1156% 8/15/52	235,000	257,536
Series 2019-B9 Class A5, 4.0156% 3/15/52	160,000	184,250
Citigroup Commercial Mortgage Trust sequential payer:
Series 2015-GC29 Class A4, 3.192% 4/10/48	500,000	537,261
Series 2016-C1 Class A4, 3.209% 5/10/49	480,000	520,923
Series 2018-B2 Class A4, 4.009% 3/10/51	250,000	285,477
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	44,440	46,948
Series 2014-LC15 Class A4, 4.006% 4/10/47	50,000	53,766
Series 2013-CR6 Class A4, 3.101% 3/10/46	200,000	204,720
CSAIL Commercial Mortgage Trust sequential payer Series 2019-C17:
Class A4, 2.7628% 9/15/52	200,000	211,824
Class A5, 3.0161% 9/15/52	200,000	216,039
Freddie Mac:
sequential payer:
Series 2020-K104 Class A2, 2.253% 2/25/52	760,000	810,584
Series 2020-K116 Class A2, 1.378% 7/25/30	640,000	638,152
Series 2020-K117 Class A2, 1.406% 8/25/30	710,000	709,213
Series 2020-K118 Class A2, 1.493% 9/25/30	430,000	432,460
Series 2020-K121 Class A2, 1.547% 10/25/30	70,000	70,675
Series 2021-K125 Class A2, 1.846% 1/25/31	450,000	465,605
Series 2021-K126 Class A2, 2.074% 1/25/31	180,000	189,478
Series 2021-K128 Class A2, 2.02% 3/25/31	540,000	565,893
Series 2021-K129 Class A2, 1.914% 5/25/31	540,000	561,278
Series 2021-K130 Class A2, 1.723% 6/25/31	650,000	664,369
Series K057 Class A2, 2.57% 7/25/26	330,000	353,799
Series 2017-K727 Class A2, 2.946% 7/25/24	60,000	63,167
Series 2021-K123 Class A2, 1.621% 12/25/30	540,000	547,979
Series K-1510 Class A2, 3.718% 1/25/31	165,000	194,944
Series K064 Class A2, 3.224% 3/25/27	250,000	277,565
Series K068 Class A2, 3.244% 8/25/27	570,000	636,750
Series K094 Class A2, 2.903% 6/25/29	430,000	477,574
Series K730 Class A2, 3.59% 1/25/25	50,000	54,079
GS Mortgage Securities Trust sequential payer:
Series 2014-GC26 Class A4, 3.364% 11/10/47	336,557	356,361
Series 2020-GC45 Class A5, 2.9106% 2/13/53	300,000	323,896
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2014-C21 Class A5, 3.7748% 8/15/47	50,000	53,857
Series 2014-C24 Class A5, 3.6385% 11/15/47	400,000	430,661
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2020-COR7 Class A5, 2.1798% 5/13/53	500,000	510,991
Morgan Stanley BAML Trust sequential payer Series 2013-C11 Class A4, 4.2966% 8/15/46 (b)	160,000	166,989
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	150,000	159,391
UBS Commercial Mortgage Trust sequential payer Series 2019-C16 Class A4, 3.6048% 4/15/52	350,000	389,775
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	200,000	215,674
Series 2019-C54 Class A4, 3.146% 12/15/52	500,000	548,822
Series 2020-C55 Class A5, 2.725% 2/15/53	135,000	143,834
Series 2018-C48 Class A5, 4.302% 1/15/52	240,000	280,320
WF-RBS Commercial Mortgage Trust sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	320,176	326,549
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $16,591,650)		17,088,912

Municipal Securities - 0.4%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 7.834% 2/15/41	170,000	285,194
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	$55,000	$90,240
Series 2010 S1, 7.043% 4/1/50	55,000	99,233
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	160,000	275,128
Series 2010, 7.6% 11/1/40	100,000	177,334
Series 2018, 3.5% 4/1/28	175,000	198,489
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	280,000	277,712
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Series 2021 A, 3.204% 1/15/51	150,000	165,078
Dallas Fort Worth Int'l. Arpt. Rev. Series 2019 A, 3.144% 11/1/45	20,000	21,315
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	75,000	79,471
Illinois Gen. Oblig. Series 2010-3, 7.35% 7/1/35	100,000	130,381
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	140,000	187,550
Massachusetts Gen. Oblig. Series 2009 E, 5.456% 12/1/39	145,000	203,537
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	100,000	101,247
New Jersey Tpk. Auth. Tpk. Rev. Series 2010 A, 7.102% 1/1/41	140,000	226,603
New Jersey Trans. Trust Fund Auth. Series B:
4.081% 6/15/39	30,000	34,358
4.131% 6/15/42	30,000	34,332
New York Metropolitan Trans. Auth. Rev. Series 2010 E, 6.814% 11/15/40	130,000	191,342
New York State Dorm. Auth. Series 2021 C, 2.202% 3/15/34	300,000	305,258
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	70,000	96,848
Series 225, 3.175% 7/15/60	300,000	306,701
Texas Gen. Oblig. Series 2015 C, 3.738% 10/1/31	190,000	208,954
Univ. of California Regents Med. Ctr. Pool Rev. Series N:
3.006% 5/15/50	150,000	153,369
3.256% 5/15/60	150,000	160,375
Univ. of Virginia Gen. Rev. Series 2021 B, 2.584% 11/1/51	210,000	213,556
TOTAL MUNICIPAL SECURITIES
(Cost $3,887,724)		4,223,605

Foreign Government and Government Agency Obligations - 1.6%
Alberta Province:
1% 5/20/25	$260,000	$262,538
2.95% 1/23/24	120,000	127,264
3.3% 3/15/28	225,000	253,222
British Columbia Province 2.25% 6/2/26	350,000	372,848
Canadian Government 2% 11/15/22	155,000	158,449
Chilean Republic:
2.55% 7/27/33	530,000	539,524
3.125% 3/27/25	840,000	897,908
3.24% 2/6/28	200,000	217,288
3.625% 10/30/42	194,000	210,284
Export Development Canada 2.625% 2/21/24	500,000	528,155
Hungarian Republic:
5.375% 3/25/24	140,000	156,914
7.625% 3/29/41	60,000	101,993
Indonesian Republic:
2.85% 2/14/30	200,000	210,163
3.5% 2/14/50	400,000	418,700
4.45% 2/11/24	420,000	457,846
Israeli State:
3.25% 1/17/28	760,000	838,415
3.375% 1/15/50	275,000	299,585
Italian Republic:
1.25% 2/17/26	1,161,000	1,152,084
2.375% 10/17/24	400,000	416,194
Korean Republic 2.75% 1/19/27	570,000	619,138
Manitoba Province 2.6% 4/16/24	870,000	917,824
Ontario Province:
1.125% 10/7/30	391,000	377,338
2.3% 6/15/26	70,000	74,544
2.4% 2/8/22	100,000	100,959
2.5% 4/27/26	300,000	321,981
3.05% 1/29/24	100,000	106,352
Panamanian Republic:
3.16% 1/23/30	400,000	423,075
4.5% 4/16/50	400,000	456,950
6.7% 1/26/36	240,000	328,470
Peruvian Republic:
1.862% 12/1/32	300,000	281,869
2.78% 12/1/60	70,000	62,685
4.125% 8/25/27	250,000	280,594
6.55% 3/14/37	275,000	379,723
7.35% 7/21/25	430,000	525,218
Philippine Republic:
2.65% 12/10/45	610,000	588,002
3% 2/1/28	200,000	217,650
6.375% 10/23/34	130,000	184,624
9.5% 2/2/30	70,000	110,876
Polish Government 5% 3/23/22	130,000	133,408
Quebec Province:
2.5% 4/9/24	130,000	136,910
2.5% 4/20/26	590,000	634,250
2.75% 4/12/27	320,000	349,350
United Mexican States:
3.75% 1/11/28	400,000	442,075
4.15% 3/28/27	400,000	456,200
4.5% 4/22/29	400,000	458,700
4.75% 4/27/32	200,000	231,350
5% 4/27/51	755,000	879,009
5.55% 1/21/45	250,000	307,234
6.05% 1/11/40	120,000	153,060
Uruguay Republic:
4.375% 10/27/27	140,000	162,033
4.975% 4/20/55	242,000	318,351
7.625% 3/21/36	130,000	198,599
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $18,420,001)		18,837,775

Supranational Obligations - 1.5%
African Development Bank:
0.875% 7/22/26	200,000	200,313
3% 9/20/23	80,000	84,435
Asian Development Bank:
0.375% 9/3/25	700,000	691,750
0.75% 10/8/30	150,000	142,523
1.5% 10/18/24	200,000	206,215
1.75% 9/13/22	83,000	84,407
1.875% 1/24/30	1,139,000	1,193,610
2.5% 11/2/27	20,000	21,766
2.625% 1/30/24	430,000	453,564
Asian Infrastructure Investment Bank 0.25% 9/29/23	600,000	599,129
Council of Europe Development Bank 1.375% 2/27/25	2,279,000	2,339,730
European Bank for Reconstruction & Development 0.25% 7/10/23	906,000	906,051
European Investment Bank:
0.25% 9/15/23	1,623,000	1,623,032
0.75% 9/23/30	400,000	381,552
0.875% 5/17/30	80,000	77,382
1.25% 2/14/31	630,000	624,707
2% 12/15/22	118,000	120,812
2.25% 8/15/22	685,000	698,901
2.25% 6/24/24	210,000	220,757
3.125% 12/14/23	110,000	117,052
Inter-American Development Bank:
0.625% 7/15/25	140,000	139,936
0.875% 4/20/26	400,000	401,690
2.5% 1/18/23	1,945,000	2,008,213
4.375% 1/24/44	190,000	267,325
International Bank for Reconstruction & Development:
0.375% 7/28/25	350,000	346,423
0.5% 10/28/25	364,000	361,294
0.75% 8/26/30	1,433,000	1,366,591
0.875% 5/14/30	134,000	129,648
1.5% 8/28/24	90,000	92,791
1.625% 1/15/25	110,000	114,061
1.875% 10/27/26	320,000	336,408
2.5% 3/19/24	300,000	316,200
International Finance Corp.:
0.375% 7/16/25	160,000	158,416
0.75% 8/27/30	100,000	95,302
2.875% 7/31/23	39,000	40,970
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $16,884,345)		16,962,956

Bank Notes - 0.2%
Bank of Nova Scotia 2.45% 9/19/22	374,000	383,077
Citizens Bank NA:
2.25% 4/28/25	$250,000	$261,613
3.75% 2/18/26	250,000	277,092
Discover Bank:
2.7% 2/6/30	500,000	525,994
3.35% 2/6/23	250,000	259,809
Wells Fargo Bank NA 3.55% 8/14/23	750,000	795,203
TOTAL BANK NOTES
(Cost $2,400,618)		2,502,788
	Shares	Value

Money Market Funds - 4.3%
Fidelity Cash Central Fund 0.06% (e)
(Cost $49,152,196)	49,142,578	49,152,407
TOTAL INVESTMENT IN SECURITIES - 108.8%
(Cost $1,226,092,395)		1,248,103,796
NET OTHER ASSETS (LIABILITIES) - (8.8)%		(101,458,268)
NET ASSETS - 100%		$1,146,645,528

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 9/1/51	$(400,000)	$(408,448)
2% 9/1/51	(350,000)	(357,392)
3% 9/1/51	(400,000)	(418,156)
3% 9/1/51	(700,000)	(731,773)
3% 9/1/51	(350,000)	(365,887)

TOTAL GINNIE MAE		(2,281,656)

Uniform Mortgage Backed Securities
1.5% 9/1/36	(5,100,000)	(5,180,404)
1.5% 9/1/51	(3,100,000)	(3,047,157)
1.5% 9/1/51	(1,100,000)	(1,081,249)
1.5% 9/1/51	(400,000)	(393,181)
1.5% 9/1/51	(400,000)	(393,181)
1.5% 9/1/51	(2,100,000)	(2,064,203)
1.5% 9/1/51	(200,000)	(196,591)
1.5% 9/1/51	(300,000)	(294,886)
1.5% 9/1/51	(300,000)	(294,886)
2% 9/1/51	(550,000)	(557,833)
2% 9/1/51	(550,000)	(557,833)
2% 9/1/51	(1,000,000)	(1,014,242)
2% 9/1/51	(150,000)	(152,140)
2% 9/1/51	(1,000,000)	(1,014,242)
2% 9/1/51	(1,000,000)	(1,014,242)
2% 9/1/51	(1,000,000)	(1,014,242)
2% 9/1/51	(1,000,000)	(1,014,242)
2% 9/1/51	(1,000,000)	(1,014,242)
2% 9/1/51	(1,000,000)	(1,014,242)
2% 9/1/51	(1,750,000)	(1,774,924)
2.5% 9/1/51	(2,100,000)	(2,181,375)
2.5% 9/1/51	(600,000)	(623,250)
2.5% 9/1/51	(400,000)	(415,500)
2.5% 9/1/51	(1,500,000)	(1,558,125)
3% 9/1/51	(2,250,000)	(2,353,535)
3% 9/1/51	(2,150,000)	(2,248,934)
3% 9/1/51	(100,000)	(104,602)
3% 9/1/51	(1,100,000)	(1,150,617)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(33,724,100)

TOTAL TBA SALE COMMITMENTS
(Proceeds $35,973,321)		$(36,005,756)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,873,567 or 0.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$21,851,159	$378,243,208	$350,941,803	$18,142	$(156)	$(1)	$49,152,407	0.1%
Total	$21,851,159	$378,243,208	$350,941,803	$18,142	$(156)	$(1)	$49,152,407

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$306,590,966	$--	$306,590,966	$--
U.S. Government and Government Agency Obligations	483,373,971	--	483,373,971	--
U.S. Government Agency - Mortgage Securities	347,065,400	--	347,065,400	--
Asset-Backed Securities	2,305,016	--	2,305,016	--
Commercial Mortgage Securities	17,088,912	--	17,088,912	--
Municipal Securities	4,223,605	--	4,223,605	--
Foreign Government and Government Agency Obligations	18,837,775	--	18,837,775	--
Supranational Obligations	16,962,956	--	16,962,956	--
Bank Notes	2,502,788	--	2,502,788	--
Money Market Funds	49,152,407	49,152,407	--	--
Total Investments in Securities:	$1,248,103,796	$49,152,407	$1,198,951,389	$--
Other Financial Instruments:
TBA Sale Commitments	$(36,005,756)	$--	$(36,005,756)	$--
Total Other Financial Instruments:	$(36,005,756)	$--	$(36,005,756)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,176,940,199)	$1,198,951,389
Fidelity Central Funds (cost $49,152,196)	49,152,407
Total Investment in Securities (cost $1,226,092,395)		$1,248,103,796
Receivable for investments sold		7,537,367
Receivable for TBA sale commitments		35,973,321
Receivable for fund shares sold		3,350,308
Interest receivable		4,271,336
Distributions receivable from Fidelity Central Funds		2,467
Total assets		1,299,238,595
Liabilities
Payable for investments purchased
Regular delivery	$8,423,961
Delayed delivery	107,423,486
TBA sale commitments, at value	36,005,756
Payable for fund shares redeemed	738,237
Distributions payable	1,071
Other payables and accrued expenses	556
Total liabilities		152,593,067
Net Assets		$1,146,645,528
Net Assets consist of:
Paid in capital		$1,125,499,628
Total accumulated earnings (loss)		21,145,900
Net Assets		$1,146,645,528
Net Asset Value, offering price and redemption price per share ($1,146,645,528 ÷ 107,344,965 shares)		$10.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$12,521,414
Income from Fidelity Central Funds		18,142
Total income		12,539,556
Expenses
Independent trustees' fees and expenses	$2,144
Miscellaneous	300
Total expenses before reductions	2,444
Expense reductions	(142)
Total expenses after reductions		2,302
Net investment income (loss)		12,537,254
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,211,682)
Fidelity Central Funds	(156)
Total net realized gain (loss)		(1,211,838)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(8,490,694)
Fidelity Central Funds	(1)
Delayed delivery commitments	(32,435)
Total change in net unrealized appreciation (depreciation)		(8,523,130)
Net gain (loss)		(9,734,968)
Net increase (decrease) in net assets resulting from operations		$2,802,286

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,537,254	$10,487,845
Net realized gain (loss)	(1,211,838)	5,890,976
Change in net unrealized appreciation (depreciation)	(8,523,130)	10,977,375
Net increase (decrease) in net assets resulting from operations	2,802,286	27,356,196
Distributions to shareholders	(17,786,390)	(11,049,614)
Share transactions
Proceeds from sales of shares	745,765,366	412,519,365
Reinvestment of distributions	17,761,481	8,748,713
Cost of shares redeemed	(186,862,389)	(207,400,564)
Net increase (decrease) in net assets resulting from share transactions	576,664,458	213,867,514
Total increase (decrease) in net assets	561,680,354	230,174,096
Net Assets
Beginning of period	584,965,174	354,791,078
End of period	$1,146,645,528	$584,965,174
Other Information
Shares
Sold	69,856,317	38,428,587
Issued in reinvestment of distributions	1,654,413	814,436
Redeemed	(17,480,061)	(19,483,132)
Net increase (decrease)	54,030,669	19,759,891

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex U.S. Bond Index Fund

Years ended August 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$10.57	$9.86	$10.29	$10.00
Income from Investment Operations
Net investment income (loss)B	.159	.256	.306	.275	.110
Net realized and unrealized gain (loss)	(.192)	.420	.688	(.390)	.288
Total from investment operations	(.033)	.676	.994	(.115)	.398
Distributions from net investment income	(.163)	(.256)	(.284)	(.258)	(.108)
Distributions from net realized gain	(.094)	(.020)	–	(.057)	–
Total distributions	(.257)	(.276)	(.284)	(.315)	(.108)
Net asset value, end of period	$10.68	$10.97	$10.57	$9.86	$10.29
Total ReturnC,D	(.29)%	6.50%	10.28%	(1.12)%	3.99%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	-%	- %H
Net investment income (loss)	1.50%	2.40%	3.06%	2.82%	2.24%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,146,646	$584,965	$354,791	$229,769	$66,429
Portfolio turnover rateI	115%	79%	85%	102%	129%J

 A For the period March 9, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Flex U.S. Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,733,324
Gross unrealized depreciation	(6,054,685)
Net unrealized appreciation (depreciation)	$22,678,639
Tax Cost	$1,225,392,722

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$22,678,639

The Fund intends to elect to defer to its next fiscal year $1,084,448 of capital losses recognized during the period November 1, 2020 to August 31, 2021.

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$13,974,532	$ 10,905,355
Long-term Capital Gains	3,811,858	144,259
Total	$17,786,390	$ 11,049,614

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex U.S. Bond Index Fund	827,544,861	611,675,933

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Flex U.S. Bond Index Fund	$300

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $142.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex U.S. Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex U.S. Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2021 and for the period March 9, 2017 (commencement of operations) through August 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the four years in the period ended August 31, 2021 and for the period March 9, 2017 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Flex U.S. Bond Index Fund	- %C
Actual		$1,000.00	$1,014.40	$-D
Hypothetical-E		$1,000.00	$1,025.21	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than 005%.

 D Amount Represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $356,697, or, if subsequently determined to be different, the net capital gain of such year.

A total of 24.37% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $9,512,448 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100.00% and 52.42% of the short-term capital gain dividends distributed in October and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $11,068,256 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

ZUB-ANN-1021
1.9881611.104

Fidelity Flex® Funds

Fidelity Flex® Short-Term Bond Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Short-Term Bond Fund	0.72%	2.59%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Short-Term Bond Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$11,215	Fidelity Flex® Short-Term Bond Fund
$11,015	Bloomberg U.S. 1-3 Year Government/Credit Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  For the fiscal year ending August 31, 2021, the fund advanced 0.72%, topping, net of fees, the 0.39% gain of the benchmark, the Bloomberg U.S. 1-3 Year Government/Credit Bond Index. Sector allocation aided the fund’s performance versus the benchmark, including our decision to overweight corporate bonds while underweighting U.S. Treasury securities. Among corporates, overweighting the bonds of financial institutions, especially banks, and positioning among industrial firms. including energy companies. helped on a relative basis. Picks among industrial firms and non-benchmark exposure to commercial mortgage-backed securities (CMBS) also contributed on a relative basis. Conversely, positioning along the yield curve detracted versus the benchmark. Positioning in government-related bonds and not owning sovereign debt hurt slightly. The past 12 months, we reduced the fund's holdings in the bonds of industrial firms and added slightly to the fund's holdings of U.S. Treasuries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	43.4%
AAA	10.7%
AA	1.6%
A	23.6%
BBB	17.5%
BB and Below	0.8%
Short-Term Investments and Net Other Assets	2.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	44.3%
U.S. Government and U.S. Government Agency Obligations	43.4%
Asset-Backed Securities	8.1%
CMOs and Other Mortgage Related Securities	1.6%
Municipal Bonds	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 7.6%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 44.3%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
AT&T, Inc. 0.9% 3/25/24	$20,000	$20,037
Verizon Communications, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.500% 0.55% 3/22/24 (a)(b)	11,000	11,075
0.75% 3/22/24	8,000	8,030
		39,142
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.464% 7/23/22	25,000	25,723
Comcast Corp. 3.1% 4/1/25	2,000	2,151
		27,874
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.7349% 3/22/22 (a)(b)	15,000	15,043
T-Mobile U.S.A., Inc. 3.5% 4/15/25	10,000	10,794
		25,837

TOTAL COMMUNICATION SERVICES		92,853

CONSUMER DISCRETIONARY - 2.3%
Automobiles - 1.8%
American Honda Finance Corp. 3 month U.S. LIBOR + 0.150% 0.2808% 2/22/23 (a)(b)	14,000	14,016
BMW U.S. Capital LLC 3.45% 4/12/23 (c)	25,000	26,168
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.25% 11/17/23 (a)(b)	50,000	50,797
1.25% 1/8/26	15,000	14,902
4.2% 11/6/21	9,000	9,063
5.2% 3/20/23	7,000	7,475
		122,421
Leisure Products - 0.1%
Hasbro, Inc. 2.6% 11/19/22	6,000	6,153
Textiles, Apparel & Luxury Goods - 0.4%
VF Corp. 2.05% 4/23/22	30,000	30,336

TOTAL CONSUMER DISCRETIONARY		158,910

CONSUMER STAPLES - 1.9%
Beverages - 0.3%
Dr. Pepper Snapple Group, Inc. 0.75% 3/15/24	20,000	20,024
Food & Staples Retailing - 0.1%
7-Eleven, Inc.:
0.625% 2/10/23 (c)	3,000	2,997
0.8% 2/10/24 (c)	4,000	3,999
		6,996
Food Products - 0.5%
Conagra Brands, Inc. 0.5% 8/11/23	11,000	10,995
Mondelez International, Inc. 0.625% 7/1/22	25,000	25,071
		36,066
Tobacco - 1.0%
BAT Capital Corp. 3.222% 8/15/24	25,000	26,529
BAT International Finance PLC 1.668% 3/25/26	20,000	20,116
Philip Morris International, Inc.:
1.125% 5/1/23	11,000	11,136
2.875% 5/1/24	10,000	10,580
		68,361

TOTAL CONSUMER STAPLES		131,447

ENERGY - 4.2%
Oil, Gas & Consumable Fuels - 4.2%
Canadian Natural Resources Ltd. 2.05% 7/15/25	8,000	8,231
Cenovus Energy, Inc. 3% 8/15/22	10,000	10,184
Chevron Corp. 1.141% 5/11/23	11,000	11,164
Chevron U.S.A., Inc. 0.333% 8/12/22	25,000	25,048
Enbridge, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.45% 2/17/23 (a)(b)	7,000	7,015
Energy Transfer LP:
3.6% 2/1/23	7,000	7,239
4.2% 9/15/23	4,000	4,258
4.25% 3/15/23	10,000	10,455
Kinder Morgan Energy Partners LP 3.5% 9/1/23	7,000	7,351
Marathon Petroleum Corp. 4.5% 5/1/23	10,000	10,595
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (a)(b)	2,000	2,000
1.75% 3/1/26	19,000	19,241
4.5% 7/15/23	2,000	2,124
Occidental Petroleum Corp. 2.9% 8/15/24	5,000	5,125
Phillips 66 Co.:
0.9% 2/15/24	20,000	20,011
3.7% 4/6/23	31,000	32,556
Pioneer Natural Resources Co. 0.55% 5/15/23	13,000	12,988
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	9,000	9,140
Shell International Finance BV 3.5% 11/13/23	3,000	3,200
Suncor Energy, Inc. 3.6% 12/1/24	18,000	19,404
The Williams Companies, Inc. 3.6% 3/15/22	28,000	28,329
Valero Energy Corp.:
1.2% 3/15/24	20,000	20,155
2.7% 4/15/23	2,000	2,065
Western Gas Partners LP 3 month U.S. LIBOR + 2.100% 2.2286% 1/13/23 (a)(b)	5,000	4,988
		282,866
FINANCIALS - 22.7%
Banks - 13.4%
Bank of America Corp.:
0.81% 10/24/24 (a)	20,000	20,082
0.976% 4/22/25 (a)	20,000	20,113
3.004% 12/20/23 (a)	100,000	103,250
Bank of Montreal 1.85% 5/1/25	25,000	25,843
Bank of Nova Scotia:
0.55% 9/15/23	25,000	25,074
2% 11/15/22	25,000	25,524
BNP Paribas SA 3.25% 3/3/23	25,000	26,151
Canadian Imperial Bank of Commerce:
0.45% 6/22/23	25,000	24,997
0.95% 6/23/23	20,000	20,187
Citigroup, Inc.:
0.981% 5/1/25 (a)	9,000	9,041
3.106% 4/8/26 (a)	25,000	26,736
3.142% 1/24/23 (a)	25,000	25,274
JPMorgan Chase & Co.:
0.697% 3/16/24 (a)	10,000	10,034
0.824% 6/1/25 (a)	13,000	13,022
1.514% 6/1/24 (a)	35,000	35,620
3.207% 4/1/23 (a)	100,000	101,654
Mizuho Financial Group, Inc. 0.849% 9/8/24 (a)	200,000	200,928
Royal Bank of Canada:
1.6% 4/17/23	25,000	25,538
2.55% 7/16/24	15,000	15,815
Santander Holdings U.S.A., Inc. 3.5% 6/7/24	10,000	10,668
Synovus Financial Corp. 3.125% 11/1/22	10,000	10,240
The Toronto-Dominion Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.480% 0.53% 1/27/23 (a)(b)	25,000	25,142
0.25% 1/6/23	20,000	20,005
Wells Fargo & Co.:
1.654% 6/2/24 (a)	60,000	61,265
2.164% 2/11/26 (a)	25,000	25,950
		908,153
Capital Markets - 4.4%
Bank of New York Mellon Corp.:
1.6% 4/24/25	8,000	8,224
2.95% 1/29/23	20,000	20,709
Goldman Sachs Group, Inc.:
0.523% 3/8/23	10,000	10,004
0.627% 11/17/23 (a)	20,000	20,028
2.876% 10/31/22 (a)	75,000	75,301
2.905% 7/24/23 (a)	10,000	10,220
Intercontinental Exchange, Inc. 0.7% 6/15/23	13,000	13,058
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.75% 1/20/23 (a)(b)	50,000	50,116
0.529% 1/25/24 (a)	15,000	15,007
0.56% 11/10/23 (a)	25,000	25,042
0.731% 4/5/24 (a)	15,000	15,046
4% 7/23/25	25,000	27,735
State Street Corp. 2.825% 3/30/23 (a)	2,000	2,030
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.5558% 11/1/21 (a)(b)	10,000	10,002
		302,522
Consumer Finance - 2.1%
Ally Financial, Inc.:
1.45% 10/2/23	2,000	2,030
5.125% 9/30/24	10,000	11,222
American Express Co. 2.65% 12/2/22	30,000	30,904
Capital One Financial Corp. 2.6% 5/11/23	8,000	8,283
Synchrony Financial:
2.85% 7/25/22	27,000	27,563
4.25% 8/15/24	21,000	22,792
4.375% 3/19/24	14,000	15,154
Toyota Motor Credit Corp.:
0.5% 8/14/23	8,000	8,029
2.9% 3/30/23	14,000	14,566
		140,543
Diversified Financial Services - 0.6%
AIG Global Funding:
0.8% 7/7/23 (c)	5,000	5,044
2.3% 7/1/22 (c)	5,000	5,082
Athene Global Funding:
0.95% 1/8/24 (c)	15,000	15,090
1% 4/16/24 (c)	10,000	10,066
BP Capital Markets America, Inc. 2.937% 4/6/23	4,000	4,164
Equitable Holdings, Inc. 3.9% 4/20/23	2,000	2,106
		41,552
Insurance - 2.2%
American International Group, Inc. 4.875% 6/1/22	25,000	25,846
Aon Corp. 2.2% 11/15/22	28,000	28,615
Equitable Financial Life Global Funding 0.5% 11/17/23 (c)	25,000	25,013
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (c)	7,000	6,935
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.399% 1/10/23 (a)(b)(c)	21,000	21,055
1.1% 5/5/23 (c)	7,000	7,086
Northwestern Mutual Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.38% 3/25/24 (a)(b)(c)	17,000	17,049
Pacific Life Global Funding II 1.2% 6/24/25 (c)	10,000	10,084
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 4/12/24 (a)(b)(c)	7,000	7,015
		148,698

TOTAL FINANCIALS		1,541,468

HEALTH CARE - 2.0%
Biotechnology - 0.3%
AbbVie, Inc. 2.3% 11/21/22	20,000	20,455
Health Care Providers & Services - 0.9%
Anthem, Inc.:
0.45% 3/15/23	17,000	17,019
3.125% 5/15/22	10,000	10,199
Cigna Corp.:
0.613% 3/15/24	4,000	4,001
3.05% 11/30/22	10,000	10,312
Humana, Inc. 0.65% 8/3/23	17,000	17,012
		58,543
Pharmaceuticals - 0.8%
AstraZeneca Finance LLC 0.7% 5/28/24	13,000	13,017
Bristol-Myers Squibb Co. 3.25% 2/20/23	18,000	18,741
Mylan NV 3.125% 1/15/23 (c)	12,000	12,407
Viatris, Inc. 1.125% 6/22/22 (c)	11,000	11,060
		55,225

TOTAL HEALTH CARE		134,223

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.5%
The Boeing Co.:
1.167% 2/4/23	10,000	10,007
1.95% 2/1/24	10,000	10,253
4.875% 5/1/25	10,000	11,179
		31,439
Airlines - 0.2%
Delta Air Lines, Inc. 2.9% 10/28/24	15,000	15,287
Commercial Services & Supplies - 0.3%
Republic Services, Inc. 0.875% 11/15/25	20,000	19,814
Industrial Conglomerates - 0.0%
Roper Technologies, Inc. 0.45% 8/15/22	2,000	2,003
Machinery - 0.7%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.3228% 11/12/21 (a)(b)	10,000	10,001
0.25% 3/1/23	25,000	24,989
Otis Worldwide Corp. 3 month U.S. LIBOR + 0.450% 0.5948% 4/5/23 (a)(b)	9,000	9,003
		43,993
Trading Companies & Distributors - 0.7%
Air Lease Corp.:
0.7% 2/15/24	7,000	6,969
0.8% 8/18/24	7,000	6,976
3.5% 1/15/22	10,000	10,113
International Lease Finance Corp. 5.875% 8/15/22	25,000	26,279
		50,337
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (c)	2,000	2,035

TOTAL INDUSTRIALS		164,908

INFORMATION TECHNOLOGY - 2.0%
Electronic Equipment & Components - 0.4%
Dell International LLC/EMC Corp. 5.45% 6/15/23	28,000	30,176
IT Services - 0.1%
PayPal Holdings, Inc. 1.35% 6/1/23	6,000	6,103
The Western Union Co. 2.85% 1/10/25	3,000	3,161
		9,264
Semiconductors & Semiconductor Equipment - 0.6%
Microchip Technology, Inc. 0.983% 9/1/24 (c)	9,000	8,993
Micron Technology, Inc. 2.497% 4/24/23	28,000	28,869
		37,862
Software - 0.7%
Microsoft Corp. 2.4% 8/8/26	20,000	21,374
VMware, Inc.:
0.6% 8/15/23	17,000	17,019
1% 8/15/24	11,000	11,046
		49,439
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 0.75% 5/11/23	13,000	13,112

TOTAL INFORMATION TECHNOLOGY		139,853

MATERIALS - 0.3%
Chemicals - 0.3%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (c)	6,000	6,276
International Flavors & Fragrances, Inc. 0.697% 9/15/22 (c)	2,000	2,005
The Mosaic Co. 3.25% 11/15/22	5,000	5,154
Westlake Chemical Corp. 0.875% 8/15/24	5,000	5,003
		18,438
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp. 1.3% 9/15/25	5,000	5,023
Crown Castle International Corp. 1.35% 7/15/25	2,000	2,015
Welltower, Inc. 3.625% 3/15/24	6,000	6,407
		13,445
UTILITIES - 4.9%
Electric Utilities - 3.1%
Duke Energy Corp. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.299% 6/10/23 (a)(b)	13,000	13,014
Eversource Energy U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 8/15/23 (a)(b)	25,000	25,030
Exelon Corp. 3.497% 6/1/22 (a)	20,000	20,412
FirstEnergy Corp.:
1.6% 1/15/26	2,000	1,980
2.05% 3/1/25	7,000	7,105
Florida Power & Light Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 5/10/23 (a)(b)	15,000	15,003
2.85% 4/1/25	4,000	4,267
ITC Holdings Corp. 2.7% 11/15/22	6,000	6,152
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.4008% 2/22/23 (a)(b)	25,000	25,002
0.65% 3/1/23	20,000	20,077
2.75% 5/1/25	10,000	10,612
2.9% 4/1/22	20,000	20,303
PPL Electric Utilities Corp. 3 month U.S. LIBOR + 0.250% 0.396% 9/28/23 (a)(b)	8,000	8,001
Southern California Edison Co. 3 month U.S. LIBOR + 0.270% 0.3985% 12/3/21 (a)(b)	10,000	10,002
Southern Co. 0.6% 2/26/24	6,000	5,997
Virginia Electric & Power Co. 2.75% 3/15/23	20,000	20,623
		213,580
Gas Utilities - 0.8%
Atmos Energy Corp. 3 month U.S. LIBOR + 0.380% 0.5031% 3/9/23 (a)(b)	11,000	10,991
CenterPoint Energy Resources Corp. 3 month U.S. LIBOR + 0.500% 0.6314% 3/2/23 (a)(b)	14,000	14,004
Dominion Gas Holdings LLC 2.5% 11/15/24	3,000	3,142
ONE Gas, Inc. 0.85% 3/11/23	20,000	20,002
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (a)(b)	4,000	4,001
		52,140
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP 0.833% 6/15/24 (c)	8,000	7,956
Multi-Utilities - 0.9%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.650% 0.7% 5/13/24 (a)(b)	12,000	12,018
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 0.6489% 9/15/23 (a)(b)	10,000	10,001
DTE Energy Co.:
0.55% 11/1/22	10,000	10,025
2.25% 11/1/22	20,000	20,431
NiSource, Inc. 0.95% 8/15/25	6,000	5,958
		58,433

TOTAL UTILITIES		332,109

TOTAL NONCONVERTIBLE BONDS
(Cost $2,967,498)		3,010,520

U.S. Treasury Obligations - 42.4%
U.S. Treasury Notes:
0.125% 8/15/23	$281,000	$280,594
0.25% 5/15/24	1,103,000	1,100,022
0.25% 7/31/25	100,000	98,629
0.375% 4/30/25	418,000	415,241
2.125% 12/31/22	350,000	359,283
2.125% 3/31/24	350,000	366,256
2.625% 6/30/23	250,000	261,133
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,860,263)		2,881,158

U.S. Government Agency - Mortgage Securities - 1.0%
Freddie Mac - 1.0%
2% 1/1/32	28,468	29,544
2.5% 11/1/28	21,089	22,084
3% 2/1/34	12,374	13,038
TOTAL U.S GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $63,606)		64,666

Asset-Backed Securities - 8.1%
Bank of America Credit Card Master Trust:
Series 2020-A1 Class A1, 0.34% 5/15/26	$20,000	$19,967
Series 2021-A1 Class A1, 0.44% 9/15/26	18,000	18,002
BMW Vehicle Owner Trust Series 2020-A Class A2, 0.39% 2/27/23	3,379	3,380
Canadian Pacer Auto Receivables Trust Series 2018-2A Class A3, 3.27% 12/19/22 (c)	1,336	1,342
CarMax Auto Owner Trust:
Series 2018-2 Class A3, 2.98% 1/17/23	545	546
Series 2018-4 Class A3, 3.36% 9/15/23	2,927	2,962
Series 2019-1 Class A3, 3.05% 3/15/24	5,039	5,103
Series 2020-3 Class A2A, 0.49% 6/15/23	8,524	8,528
Series 2020-4 Class A3, 0.5% 8/15/25	10,000	10,032
Series 2021-1 Class A3, 0.34% 12/15/25	10,000	9,994
Carvana Auto Receivables Trust Series 2021-P2 Class A3, 0.49% 3/10/26	15,000	15,005
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	1,526	1,537
Drive Auto Receivables Trust Series 2021-2 Class A2, 0.36% 5/15/24	18,000	18,000
Exeter Automobile Receivables Trust:
Series 2021-2A Class A3, 0.3% 10/15/24	6,000	6,003
Series 2021-3A Class A2, 0.34% 1/16/24	9,000	9,000
Ford Credit Auto Lease Trust:
Series 2020-A Class A3, 1.85% 3/15/23	4,743	4,761
Series 2020-B Class A3, 0.62% 8/15/23	13,000	13,038
Ford Credit Auto Owner Trust Series 2020-B Class A, 0.5% 2/15/23	4,610	4,612
Ford Credit Floorplan Master Owner Trust Series 2020-1 Class A1, 0.7% 9/15/25	24,000	24,133
GM Financial Automobile Leasing Trust Series 2020-3:
Class A2A, 0.35% 11/21/22	9,460	9,464
Class A3, 0.45% 8/21/23	9,000	9,019
GM Financial Consumer Automobile Receivables Trust:
Series 2020-3 Class A2, 0.35% 7/17/23	7,055	7,058
Series 2020-4 Class A3, 0.38% 8/18/25	12,000	12,015
GM Financial Securitized Term Automobile Receivables Trust Series 2019-1 Class A3, 2.97% 11/16/23	3,430	3,463
GMF Floorplan Owner Revolving Trust Series 2020-1 Class A, 0.68% 8/15/25 (c)	100,000	100,528
Hyundai Auto Receivables Trust:
Series 2019-B Class A3, 1.94% 2/15/24	7,034	7,097
Series 2020-B Class A2, 0.38% 3/15/23	9,266	9,271
Series 2020-C Class A3, 0.38% 5/15/25	13,000	13,019
John Deere Owner Trust:
Series 2020-A Class A2, 1.01% 1/17/23	1,167	1,168
Series 2020-B Class A2, 0.41% 3/15/23	7,578	7,582
Mercedes-Benz Auto Lease Trust:
Series 2019-B Class A3, 2% 10/17/22	4,392	4,415
Series 2020-A Class A3, 1.84% 12/15/22	6,765	6,805
Series 2020-B Class A3, 0.4% 11/15/23	7,000	7,015
Mercedes-Benz Auto Receivables Trust Series 2020-1 Class A2, 0.46% 3/15/23	4,879	4,882
Santander Consumer Auto Receivables Trust Series 2021-AA Class A3, 0.33% 10/15/25 (c)	11,000	10,998
Santander Drive Auto Receivables Trust Series 2021-2 Class A3, 0.34% 2/18/25	13,000	13,020
Santander Retail Auto Lease Trust:
Series 2020-B Class A3, 0.57% 4/22/24 (c)	15,000	15,064
Series 2021-A Class A3, 0.51% 7/22/24 (c)	9,000	9,024
Tesla Series 2020-A:
Class A2, 0.55% 5/22/23 (c)	3,432	3,436
Class A3, 0.68% 12/20/23 (c)	7,000	7,033
Tesla Auto Lease Trust:
Series 2019-A Class A2, 2.13% 4/20/22 (c)	4,777	4,792
Series 2021-A Class A3, 0.56% 3/20/25 (c)	13,000	13,027
Toyota Auto Receivables Owner Trust:
Series 2018-B Class A3, 2.96% 9/15/22	501	502
Series 2020-C Class A3, 0.44% 10/15/24	25,000	25,060
Verizon Master Trust Series 2021-1 Class A, 0.5% 5/20/27	12,000	12,021
Verizon Owner Trust Series 2020-A Class A1A, 1.85% 7/22/24	15,000	15,225
Volvo Financial Equipment LLC:
Series 2019-1A Class A3, 3% 3/15/23 (c)	3,619	3,644
Series 2019-2A Class A3, 2.04% 11/15/23 (c)	10,000	10,096
World Omni Auto Receivables Trust:
Series 2020-A Class A2A, 1.02% 6/15/23	1,870	1,871
Series 2020-C Class A2, 0.35% 12/15/23	5,500	5,504
World Omni Automobile Lease Securitization Trust:
Series 2020-A Class A2, 1.71% 11/15/22	14,914	14,966
Series 2020-B Class A3, 0.45% 2/15/24	9,000	9,023
TOTAL ASSET-BACKED SECURITIES
(Cost $551,259)		553,052

Commercial Mortgage Securities - 1.6%
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	5,530	5,667
Citigroup Commercial Mortgage Trust:
sequential payer Series 2016-GC36 Class AAB, 3.368% 2/10/49	8,841	9,315
Series 2017-P7 Class A1, 2.008% 4/14/50	2	2
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	7,250	7,261
Series 2014-CR18 Class ASB, 3.452% 7/15/47	17,307	17,788
Series 2013-LC6 Class ASB, 2.478% 1/10/46	2,364	2,390
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 1.000% 1.096% 7/15/32 (a)(b)(c)	10,000	9,976
GS Mortgage Securities Trust:
sequential payer Series 2012-GC6 Class A3, 3.482% 1/10/45	1,529	1,528
Series 2017-GS8 Class A1, 2.222% 11/10/50	3,728	3,761
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer Series 2012-CBX Class A4, 3.4834% 6/15/45	4,838	4,893
Morgan Stanley Capital I Trust sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (c)	10,000	10,495
UBS-Barclays Commercial Mortgage Trust sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	13,399	13,574
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2015-LC22 Class ASB, 3.571% 9/15/58	8,074	8,544
Series 2017-RC1 Class ASB, 3.453% 1/15/60	10,000	10,627
WF-RBS Commercial Mortgage Trust sequential payer Series 2014-C20 Class ASB, 3.638% 5/15/47	5,309	5,518
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $111,128)		111,339

Municipal Securities - 0.2%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $15,000)	15,000	15,181
	Shares	Value

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.06% (d)
(Cost $72,074)	72,059	72,074
TOTAL INVESTMENT IN SECURITIES - 98.7%
(Cost $6,640,828)		6,707,990
NET OTHER ASSETS (LIABILITIES) - 1.3%		88,289
NET ASSETS - 100%		$6,796,279

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $412,870 or 6.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$8,850	$1,726,123	$1,662,899	$60	$--	$--	$72,074	0.0%
Total	$8,850	$1,726,123	$1,662,899	$60	$--	$--	$72,074

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$3,010,520	$--	$3,010,520	$--
U.S. Government and Government Agency Obligations	2,881,158	--	2,881,158	--
U.S. Government Agency - Mortgage Securities	64,666	--	64,666	--
Asset-Backed Securities	553,052	--	553,052	--
Commercial Mortgage Securities	111,339	--	111,339	--
Municipal Securities	15,181	--	15,181	--
Money Market Funds	72,074	72,074	--	--
Total Investments in Securities:	$6,707,990	$72,074	$6,635,916	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	92.4%
Canada	4.0%
Japan	2.9%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,568,754)	$6,635,916
Fidelity Central Funds (cost $72,074)	72,074
Total Investment in Securities (cost $6,640,828)		$6,707,990
Cash		524
Receivable for investments sold		163,094
Receivable for fund shares sold		155
Interest receivable		24,316
Distributions receivable from Fidelity Central Funds		1
Total assets		6,896,080
Liabilities
Payable for investments purchased	$99,801
Total liabilities		99,801
Net Assets		$6,796,279
Net Assets consist of:
Paid in capital		$6,689,554
Total accumulated earnings (loss)		106,725
Net Assets		$6,796,279
Net Asset Value, offering price and redemption price per share ($6,796,279 ÷ 668,500 shares)		$10.17

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$99,017
Income from Fidelity Central Funds		60
Total income		99,077
Expenses
Independent trustees' fees and expenses	$19
Miscellaneous	4
Total expenses		23
Net investment income (loss)		99,054
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,426
Total net realized gain (loss)		37,426
Change in net unrealized appreciation (depreciation) on investment securities		(91,219)
Net gain (loss)		(53,793)
Net increase (decrease) in net assets resulting from operations		$45,261

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$99,054	$138,677
Net realized gain (loss)	37,426	64,544
Change in net unrealized appreciation (depreciation)	(91,219)	71,300
Net increase (decrease) in net assets resulting from operations	45,261	274,521
Distributions to shareholders	(166,142)	(134,931)
Share transactions
Proceeds from sales of shares	481,353	768,728
Reinvestment of distributions	166,142	134,931
Cost of shares redeemed	(412,915)	(440,348)
Net increase (decrease) in net assets resulting from share transactions	234,580	463,311
Total increase (decrease) in net assets	113,699	602,901
Net Assets
Beginning of period	6,682,580	6,079,679
End of period	$6,796,279	$6,682,580
Other Information
Shares
Sold	47,148	75,514
Issued in reinvestment of distributions	16,241	13,227
Redeemed	(40,449)	(43,000)
Net increase (decrease)	22,940	45,741

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Short-Term Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.35	$10.14	$9.89	$10.04	$10.00
Income from Investment Operations
Net investment income (loss)B	.150	.220	.251	.206	.085
Net realized and unrealized gain (loss)	(.076)	.205	.227	(.148)	.038
Total from investment operations	.074	.425	.478	.058	.123
Distributions from net investment income	(.160)	(.215)	(.228)	(.196)	(.083)
Distributions from net realized gain	(.094)	–	–	(.012)	–
Total distributions	(.254)	(.215)	(.228)	(.208)	(.083)
Net asset value, end of period	$10.17	$10.35	$10.14	$9.89	$10.04
Total ReturnC	.72%	4.24%	4.90%	.59%	1.24%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	-%	-%	- %G
Net investment income (loss)	1.47%	2.16%	2.52%	2.08%	1.74%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,796	$6,683	$6,080	$5,696	$5,081
Portfolio turnover rateH	72%	84%	62%	61%	96%I

 A For the period March 7, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Flex Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$77,238
Gross unrealized depreciation	(5,332)
Net unrealized appreciation (depreciation)	$71,906
Tax Cost	$6,636,084

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,475
Undistributed long-term capital gain	$21,344
Net unrealized appreciation (depreciation) on securities and other investments	$71,906

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$144,114	$ 134,931
Long-term Capital Gains	22,028	–
Total	$166,142	$ 134,931

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Short-Term Bond Fund	1,620,317	1,611,797

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Flex Short-Term Bond Fund	$4

7. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Flex Short-Term Bond Fund	82%

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2021 and for the period March 7, 2017 (commencement of operations) to August 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the four years in the period ended August 31, 2021 and for the period March 7, 2017 (commencement of operations) to August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Flex Short-Term Bond Fund	- %-C
Actual		$1,000.00	$1,003.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Short-Term Bond Fund voted to pay on October 11,2021 to shareholders of record at the opening of business on October 8, 2021 a distribution of $0.044 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31,2021, $25,611, or, if subsequently determined to be different, the net capital gain of such year.

A total of 28.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $123,214 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 99.36%, and 90.74% of the short-term capital gain dividends distributed in October and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $127,980 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

ZSB-ANN-1021
1.9881603.104

Fidelity® Short-Term Bond Index Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® Short-Term Bond Index Fund	0.19%	2.67%

 A From October 18, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Bond Index Fund on October 18, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 1-5 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$11,073	Fidelity® Short-Term Bond Index Fund
$11,122	Bloomberg U.S. 1-5 Year Government/Credit Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:   For the fiscal year ending August 31, 2021, the fund returned 0.19%, about in line, net of fees, with the 0.33% return of the benchmark, the Bloomberg 1-5 Year Government/Credit Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 3,100) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. Returns for various categories of U.S. taxable bonds were slightly negative to modestly positive for the year. Strong economic growth underpinned rising inflation expectations that nudged yields higher and placed broad pressure on U.S. bond prices. Demand for yield, coupled with an improving credit-quality outlook, helped cushion corporate bonds, while persistent inflation and interest-rate worries weighed more heavily on U.S. government bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger assumed co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	66.3%
AAA	4.2%
AA	3.6%
A	14.0%
BBB	11.3%
BB and Below	0.3%
Short-Term Investments and Net Other Assets	0.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	28.6%
U.S. Government and U.S. Government Agency Obligations	66.3%
Other Investments	4.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 10.7%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.6%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
3.4% 5/15/25	$740,000	$803,252
3.55% 6/1/24	1,110,000	1,185,009
3.6% 7/15/25	930,000	1,018,622
3.95% 1/15/25	640,000	704,212
Verizon Communications, Inc.:
0.85% 11/20/25	1,600,000	1,588,178
1.45% 3/20/26	1,239,000	1,255,328
		6,554,601
Entertainment - 0.2%
The Walt Disney Co.:
1.75% 1/13/26	760,000	785,209
3% 9/15/22	2,540,000	2,609,408
3.35% 3/24/25	900,000	976,383
		4,371,000
Interactive Media & Services - 0.1%
Alphabet, Inc. 0.45% 8/15/25	850,000	842,787
Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	2,700,000	2,778,054
4.5% 2/1/24	980,000	1,063,762
4.908% 7/23/25	260,000	294,189
Comcast Corp.:
3.1% 4/1/25	430,000	462,414
3.375% 2/15/25	920,000	995,455
3.375% 8/15/25	940,000	1,024,157
3.7% 4/15/24	1,970,000	2,126,486
Discovery Communications LLC:
3.25% 4/1/23	60,000	61,995
4.9% 3/11/26	590,000	672,624
Fox Corp. 4.03% 1/25/24	650,000	700,317
TWDC Enterprises 18 Corp. 2.45% 3/4/22	255,000	257,891
ViacomCBS, Inc.:
3.5% 1/15/25	400,000	430,171
4.75% 5/15/25	780,000	879,380
		11,746,895
Wireless Telecommunication Services - 0.1%
T-Mobile U.S.A., Inc. 3.5% 4/15/25	1,030,000	1,111,731
Vodafone Group PLC:
3.75% 1/16/24	1,170,000	1,259,704
4.125% 5/30/25	190,000	211,412
		2,582,847

TOTAL COMMUNICATION SERVICES		26,098,130

CONSUMER DISCRETIONARY - 1.7%
Automobiles - 0.7%
American Honda Finance Corp.:
1% 9/10/25	460,000	460,922
1.2% 7/8/25	135,000	136,256
2.05% 1/10/23	160,000	163,783
2.15% 9/10/24	740,000	771,737
2.2% 6/27/22	2,880,000	2,925,677
3.375% 12/10/21	290,000	292,529
3.55% 1/12/24	250,000	267,218
General Motors Financial Co., Inc.:
1.05% 3/8/24	1,027,000	1,033,457
1.25% 1/8/26	1,070,000	1,062,974
3.15% 6/30/22	30,000	30,604
3.25% 1/5/23	50,000	51,653
3.55% 7/8/22	2,130,000	2,186,581
3.95% 4/13/24	320,000	343,162
4% 1/15/25	530,000	576,355
4.15% 6/19/23	250,000	264,438
4.25% 5/15/23	70,000	74,195
4.3% 7/13/25	840,000	928,778
5.1% 1/17/24	1,503,000	1,644,943
Toyota Motor Corp.:
0.681% 3/25/24	1,230,000	1,234,139
2.358% 7/2/24	720,000	755,712
		15,205,113
Hotels, Restaurants & Leisure - 0.2%
Marriott International, Inc. 3.6% 4/15/24	1,270,000	1,354,927
McDonald's Corp.:
2.625% 1/15/22	53,000	53,443
3.3% 7/1/25	1,210,000	1,311,947
3.35% 4/1/23	840,000	876,968
Starbucks Corp. 3.8% 8/15/25	583,000	643,652
		4,240,937
Household Durables - 0.1%
D.R. Horton, Inc. 1.3% 10/15/26	750,000	748,794
Lennar Corp.:
4.5% 4/30/24	400,000	434,612
4.75% 11/15/22 (a)	650,000	674,375
		1,857,781
Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.:
0.4% 6/3/23	210,000	210,943
0.8% 6/3/25	968,000	970,550
1% 5/12/26	1,168,000	1,174,278
2.4% 2/22/23	1,410,000	1,452,587
3.3% 12/5/21	37,000	37,101
eBay, Inc. 1.4% 5/10/26	476,000	480,004
		4,325,463
Multiline Retail - 0.2%
Dollar Tree, Inc. 3.7% 5/15/23	1,410,000	1,482,769
Kohl's Corp. 9.5% 5/15/25	290,000	367,935
Target Corp.:
2.25% 4/15/25	203,000	213,413
2.5% 4/15/26	420,000	451,682
3.5% 7/1/24	570,000	617,908
		3,133,707
Specialty Retail - 0.2%
AutoZone, Inc. 3.125% 4/21/26	270,000	293,685
Lowe's Companies, Inc. 4% 4/15/25	2,863,000	3,152,032
The Home Depot, Inc.:
2.625% 6/1/22	108,000	109,762
3% 4/1/26	100,000	108,819
3.35% 9/15/25	720,000	788,729
		4,453,027
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. 2.4% 3/27/25	836,000	885,878

TOTAL CONSUMER DISCRETIONARY		34,101,906

CONSUMER STAPLES - 1.3%
Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc. 3.65% 2/1/26	1,010,000	1,115,152
Diageo Capital PLC 2.625% 4/29/23	1,700,000	1,755,723
Dr. Pepper Snapple Group, Inc.:
4.057% 5/25/23	40,000	42,420
4.417% 5/25/25	990,000	1,107,315
Molson Coors Beverage Co. 3% 7/15/26	620,000	666,106
PepsiCo, Inc. 2.25% 3/19/25	1,870,000	1,968,346
The Coca-Cola Co. 1.75% 9/6/24	510,000	530,216
		7,185,278
Food & Staples Retailing - 0.2%
Sysco Corp.:
3.55% 3/15/25	100,000	108,739
5.65% 4/1/25	890,000	1,026,674
Walgreens Boots Alliance, Inc. 3.8% 11/18/24	440,000	477,985
Walmart, Inc.:
2.35% 12/15/22	41,000	42,066
2.85% 7/8/24	370,000	393,978
3.05% 7/8/26	250,000	273,753
3.4% 6/26/23	1,740,000	1,835,122
3.55% 6/26/25	280,000	308,254
		4,466,571
Food Products - 0.2%
Campbell Soup Co. 3.65% 3/15/23	1,276,000	1,333,684
Conagra Brands, Inc.:
4.3% 5/1/24	590,000	642,800
4.6% 11/1/25	230,000	259,768
General Mills, Inc.:
2.6% 10/12/22	50,000	51,149
3.7% 10/17/23	62,000	65,997
4% 4/17/25	490,000	541,192
McCormick & Co., Inc. 2.7% 8/15/22	23,000	23,480
Tyson Foods, Inc. 4% 3/1/26	550,000	613,627
Unilever Capital Corp.:
2% 7/28/26	100,000	104,496
3.1% 7/30/25	370,000	401,389
3.25% 3/7/24	900,000	959,451
		4,997,033
Household Products - 0.1%
Procter & Gamble Co.:
0.55% 10/29/25	640,000	635,451
1% 4/23/26	550,000	553,154
		1,188,605
Tobacco - 0.4%
Altria Group, Inc.:
2.35% 5/6/25	270,000	281,633
3.8% 2/14/24	690,000	740,083
4.4% 2/14/26	100,000	113,204
BAT Capital Corp. 3.222% 8/15/24	1,700,000	1,803,960
BAT International Finance PLC 1.668% 3/25/26	140,000	140,810
Philip Morris International, Inc.:
1.5% 5/1/25	410,000	418,017
2.5% 8/22/22	2,250,000	2,299,548
2.5% 11/2/22	774,000	792,102
2.875% 5/1/24	390,000	412,604
Reynolds American, Inc. 4.45% 6/12/25	540,000	598,384
		7,600,345

TOTAL CONSUMER STAPLES		25,437,832

ENERGY - 2.5%
Energy Equipment & Services - 0.1%
Baker Hughes Co. 2.773% 12/15/22	2,000,000	2,059,764
Oil, Gas & Consumable Fuels - 2.4%
BP Capital Markets PLC:
2.5% 11/6/22	60,000	61,550
3.535% 11/4/24	720,000	780,622
3.994% 9/26/23	2,860,000	3,070,391
Canadian Natural Resources Ltd.:
2.05% 7/15/25	280,000	288,075
2.95% 1/15/23	645,000	665,431
Cheniere Corpus Christi Holdings LLC:
5.875% 3/31/25	560,000	636,205
7% 6/30/24	240,000	272,176
Chevron Corp.:
1.141% 5/11/23	700,000	710,412
1.554% 5/11/25	1,000,000	1,025,600
2.355% 12/5/22	63,000	64,366
2.498% 3/3/22	200,000	201,942
2.895% 3/3/24	2,510,000	2,653,236
2.954% 5/16/26	410,000	444,487
Enbridge, Inc.:
2.9% 7/15/22	223,000	227,474
3.5% 6/10/24	220,000	235,241
Energy Transfer LP:
2.9% 5/15/25	1,010,000	1,060,159
4.9% 2/1/24	1,140,000	1,233,088
5.875% 1/15/24	365,000	402,242
Enterprise Products Operating LP:
3.35% 3/15/23	1,860,000	1,928,008
3.5% 2/1/22	640,000	648,554
3.75% 2/15/25	370,000	402,070
4.05% 2/15/22	80,000	81,342
EOG Resources, Inc. 3.15% 4/1/25	1,610,000	1,727,686
Equinor ASA:
2.875% 4/6/25	700,000	747,361
3.7% 3/1/24	1,000,000	1,077,900
Exxon Mobil Corp.:
1.571% 4/15/23	1,660,000	1,693,512
2.019% 8/16/24	3,230,000	3,369,546
Kinder Morgan, Inc. 3.15% 1/15/23	2,951,000	3,054,459
Marathon Petroleum Corp.:
4.7% 5/1/25	1,675,000	1,875,736
4.75% 12/15/23	470,000	508,778
MPLX LP:
1.75% 3/1/26	160,000	162,025
3.375% 3/15/23	200,000	208,208
4.5% 7/15/23	1,750,000	1,858,855
ONEOK, Inc. 5.85% 1/15/26	520,000	610,684
Phillips 66 Co. 3.85% 4/9/25	1,000,000	1,093,292
Pioneer Natural Resources Co. 0.55% 5/15/23	1,500,000	1,498,656
Plains All American Pipeline LP/PAA Finance Corp. 3.6% 11/1/24	920,000	980,697
Sabine Pass Liquefaction LLC:
5.625% 3/1/25	1,050,000	1,196,583
5.875% 6/30/26	450,000	531,219
Shell International Finance BV:
1.75% 9/12/21	260,000	260,109
2% 11/7/24	700,000	729,666
2.375% 8/21/22	50,000	51,055
2.375% 4/6/25	1,270,000	1,333,330
3.5% 11/13/23	1,730,000	1,845,465
Spectra Energy Partners LP 4.75% 3/15/24	1,050,000	1,144,488
The Williams Companies, Inc.:
3.6% 3/15/22	37,000	37,434
3.7% 1/15/23	780,000	808,207
4% 9/15/25	760,000	839,183
4.5% 11/15/23	810,000	871,105
Total Capital International SA 3.75% 4/10/24	1,400,000	1,514,158
Valero Energy Corp. 2.85% 4/15/25	1,000,000	1,055,387
		49,777,455

TOTAL ENERGY		51,837,219

FINANCIALS - 12.8%
Banks - 7.3%
Abbey National PLC 2.1% 1/13/23	2,720,000	2,785,906
Banco Santander SA:
1.849% 3/25/26	1,000,000	1,016,201
5.179% 11/19/25	400,000	458,009
Bank of America Corp.:
3 month U.S. LIBOR + 0.640% 2.015% 2/13/26 (a)(b)	1,250,000	1,287,326
0.523% 6/14/24 (a)	1,200,000	1,198,904
0.81% 10/24/24 (a)	1,000,000	1,004,124
0.981% 9/25/25 (a)	2,000,000	2,005,611
1.319% 6/19/26 (a)	1,000,000	1,003,327
1.658% 3/11/27 (a)	820,000	829,005
1.734% 7/22/27 (a)	3,080,000	3,121,103
2.456% 10/22/25 (a)	1,400,000	1,465,605
2.503% 10/21/22	1,730,000	1,735,242
2.881% 4/24/23 (a)	190,000	193,085
3.004% 12/20/23 (a)	250,000	258,125
3.3% 1/11/23	1,490,000	1,551,637
3.458% 3/15/25 (a)	1,080,000	1,152,843
3.864% 7/23/24 (a)	100,000	106,001
3.875% 8/1/25	730,000	809,996
3.95% 4/21/25	580,000	635,172
Bank of Montreal 4.338% 10/5/28 (a)	1,500,000	1,604,204
Bank of Nova Scotia:
0.55% 9/15/23	2,000,000	2,005,905
2.2% 2/3/25	350,000	365,571
2.7% 3/7/22	100,000	101,282
3.4% 2/11/24	1,170,000	1,248,389
4.5% 12/16/25	450,000	509,919
Barclays PLC:
2.852% 5/7/26 (a)	400,000	423,350
3.684% 1/10/23	1,400,000	1,416,404
4.338% 5/16/24 (a)	2,400,000	2,548,385
4.375% 9/11/24	1,220,000	1,331,663
BB&T Corp. 3.75% 12/6/23	1,190,000	1,276,141
Canadian Imperial Bank of Commerce:
0.95% 6/23/23	1,500,000	1,514,062
3.1% 4/2/24	1,200,000	1,274,735
Capital One Bank NA 3.375% 2/15/23	650,000	677,463
Citigroup, Inc.:
1.122% 1/28/27 (a)	2,100,000	2,081,539
1.462% 6/9/27 (a)	2,200,000	2,206,447
2.7% 10/27/22	40,000	41,049
3.106% 4/8/26 (a)	2,040,000	2,181,654
3.142% 1/24/23 (a)	100,000	101,095
3.352% 4/24/25 (a)	1,400,000	1,492,118
5.5% 9/13/25	350,000	406,718
Comerica, Inc. 3.7% 7/31/23	100,000	105,993
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	750,000	776,512
Export-Import Bank of Korea:
0.625% 2/9/26	1,200,000	1,181,820
2.375% 6/25/24	710,000	747,074
Fifth Third Bancorp:
2.375% 1/28/25	930,000	972,957
2.6% 6/15/22	30,000	30,494
3.65% 1/25/24	450,000	481,521
HSBC Holdings PLC:
0.732% 8/17/24 (a)	800,000	801,369
0.976% 5/24/25 (a)	2,000,000	2,001,010
2.633% 11/7/25 (a)	1,600,000	1,675,059
3.033% 11/22/23 (a)	7,480,000	7,722,581
3.262% 3/13/23 (a)	200,000	203,117
4% 3/30/22	37,000	37,804
4.25% 8/18/25	444,000	491,133
4.292% 9/12/26 (a)	300,000	333,225
Huntington Bancshares, Inc. 2.3% 1/14/22	19,000	19,114
ING Groep NV 1.726% 4/1/27 (a)	484,000	491,281
Japan Bank International Cooperation:
0.625% 5/22/23	6,820,000	6,862,106
1.875% 7/21/26	900,000	938,465
2.375% 7/21/22	450,000	458,784
2.375% 11/16/22	200,000	205,157
2.5% 5/23/24	200,000	210,741
JPMorgan Chase & Co.:
0.653% 9/16/24 (a)	2,660,000	2,667,660
0.768% 8/9/25 (a)	2,100,000	2,095,890
0.824% 6/1/25 (a)	1,000,000	1,001,720
1.04% 2/4/27 (a)	1,500,000	1,481,117
1.045% 11/19/26 (a)	470,000	465,866
1.578% 4/22/27 (a)	2,021,000	2,039,945
2.083% 4/22/26 (a)	1,500,000	1,549,068
2.301% 10/15/25 (a)	1,200,000	1,248,796
2.972% 1/15/23	1,230,000	1,242,620
3.2% 1/25/23	47,000	48,946
3.22% 3/1/25 (a)	730,000	774,391
3.559% 4/23/24 (a)	100,000	104,985
3.797% 7/23/24 (a)	860,000	912,545
KeyBank NA 3.3% 6/1/25	1,200,000	1,309,224
Korea Development Bank 0.4% 6/19/24	2,200,000	2,192,688
Lloyds Banking Group PLC:
1.326% 6/15/23 (a)	477,000	480,364
2.907% 11/7/23 (a)	600,000	616,495
3.9% 3/12/24	200,000	215,901
4.05% 8/16/23	1,540,000	1,644,175
4.5% 11/4/24	2,290,000	2,528,992
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (a)	900,000	905,741
2.801% 7/18/24	3,500,000	3,701,172
3.407% 3/7/24	270,000	288,421
3.455% 3/2/23	900,000	941,984
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (a)	1,708,000	1,715,922
1.554% 7/9/27 (a)	743,000	747,834
2.226% 5/25/26 (a)	200,000	207,306
2.839% 7/16/25 (a)	200,000	211,008
National Australia Bank Ltd. 2.8% 1/10/22	250,000	252,335
Oesterreichische Kontrollbank AG:
0.375% 9/17/25	583,000	574,996
2.875% 9/7/21	75,000	75,030
3.125% 11/7/23	230,000	244,083
PNC Bank NA 3.25% 6/1/25	1,040,000	1,129,773
PNC Financial Services Group, Inc.:
1.15% 8/13/26	800,000	806,286
2.2% 11/1/24	560,000	587,612
Rabobank Nederland 3.875% 2/8/22	71,000	72,131
Rabobank Nederland New York Branch:
0.375% 1/12/24	1,700,000	1,697,399
2.75% 1/10/23	1,320,000	1,364,447
Royal Bank of Canada:
0.875% 1/20/26	1,100,000	1,090,178
1.2% 4/27/26	500,000	501,108
2.55% 7/16/24	1,190,000	1,254,681
2.75% 2/1/22	135,000	136,434
2.8% 4/29/22	1,190,000	1,210,824
3.7% 10/5/23	560,000	598,038
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (a)	1,186,000	1,218,882
3.875% 9/12/23	425,000	452,327
4.269% 3/22/25 (a)	200,000	216,782
4.519% 6/25/24 (a)	400,000	427,091
4.8% 4/5/26	370,000	423,357
6.125% 12/15/22	2,370,000	2,534,070
Santander Holdings U.S.A., Inc.:
3.4% 1/18/23	420,000	435,422
3.5% 6/7/24	210,000	224,029
4.45% 12/3/21	225,000	226,518
4.5% 7/17/25	500,000	554,317
Santander UK Group Holdings PLC 1.532% 8/21/26 (a)	340,000	341,610
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	1,500,000	1,521,713
2.348% 1/15/25	800,000	835,343
2.784% 7/12/22	67,000	68,466
3.748% 7/19/23	115,000	122,106
3.936% 10/16/23	1,500,000	1,610,455
Synchrony Bank 3% 6/15/22	250,000	254,759
The Toronto-Dominion Bank:
0.55% 3/4/24	1,620,000	1,619,893
0.75% 1/6/26	520,000	515,108
2.65% 6/12/24	1,550,000	1,638,482
3.25% 3/11/24	280,000	298,961
Truist Financial Corp.:
1.2% 8/5/25	1,100,000	1,115,035
1.267% 3/2/27 (a)	327,000	328,014
U.S. Bancorp:
2.625% 1/24/22	236,000	237,722
3.6% 9/11/24	1,360,000	1,477,871
3.95% 11/17/25	1,120,000	1,260,574
Wells Fargo & Co.:
0.805% 5/19/25 (a)	2,500,000	2,510,673
2.188% 4/30/26 (a)	510,000	529,719
2.406% 10/30/25 (a)	1,390,000	1,452,505
3% 2/19/25	600,000	640,522
3.55% 9/29/25	1,350,000	1,480,918
3.75% 1/24/24	960,000	1,028,661
Westpac Banking Corp.:
2.5% 6/28/22	37,000	37,718
2.894% 2/4/30 (a)	460,000	478,701
3.3% 2/26/24	2,690,000	2,879,707
3.65% 5/15/23	60,000	63,467
		150,170,261
Capital Markets - 2.4%
Ares Capital Corp.:
3.25% 7/15/25	150,000	158,500
3.5% 2/10/23	2,070,000	2,142,067
Bank of New York Mellon Corp.:
0.35% 12/7/23	2,700,000	2,697,853
0.75% 1/28/26	540,000	536,350
3.4% 5/15/24	730,000	783,622
BlackRock, Inc. 3.375% 6/1/22	35,000	35,808
Charles Schwab Corp.:
0.75% 3/18/24	686,000	690,659
0.9% 3/11/26	170,000	169,469
3.55% 2/1/24	450,000	482,078
3.85% 5/21/25	1,100,000	1,214,939
Credit Suisse AG:
0.495% 2/2/24	1,200,000	1,198,882
2.95% 4/9/25	1,500,000	1,602,144
Credit Suisse Group AG:
3.75% 3/26/25	400,000	433,831
4.55% 4/17/26	380,000	430,622
Deutsche Bank AG London Branch 3.7% 5/30/24	930,000	994,202
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (a)	1,400,000	1,430,363
3.95% 2/27/23	200,000	209,681
5% 2/14/22	300,000	306,071
Goldman Sachs Group, Inc.:
0.481% 1/27/23	3,040,000	3,040,581
0.627% 11/17/23 (a)	4,000,000	4,005,655
0.855% 2/12/26 (a)	550,000	546,851
1.093% 12/9/26 (a)	1,400,000	1,389,159
2.905% 7/24/23 (a)	155,000	158,412
3.2% 2/23/23	200,000	207,727
3.272% 9/29/25 (a)	800,000	856,545
3.625% 2/20/24	440,000	471,011
3.75% 2/25/26	1,170,000	1,291,500
Intercontinental Exchange, Inc.:
0.7% 6/15/23	1,600,000	1,607,164
2.35% 9/15/22	125,000	127,407
3.45% 9/21/23	820,000	868,281
Morgan Stanley:
0.56% 11/10/23 (a)	500,000	500,832
0.864% 10/21/25 (a)	2,300,000	2,299,650
1.512% 7/20/27 (a)	2,570,000	2,580,217
1.593% 5/4/27 (a)	1,300,000	1,312,224
2.625% 11/17/21	910,000	914,632
2.72% 7/22/25 (a)	1,040,000	1,093,424
2.75% 5/19/22	49,000	49,890
3.125% 1/23/23	2,110,000	2,191,763
4.875% 11/1/22	2,600,000	2,733,225
5% 11/24/25	1,248,000	1,436,198
Nomura Holdings, Inc.:
1.653% 7/14/26	470,000	470,441
1.851% 7/16/25	690,000	705,467
State Street Corp.:
3.3% 12/16/24	1,790,000	1,944,737
3.776% 12/3/24 (a)	700,000	752,797
		49,072,931
Consumer Finance - 1.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	750,000	782,206
3.3% 1/23/23	300,000	310,206
3.95% 2/1/22	1,640,000	1,658,557
4.45% 10/1/25	440,000	483,003
4.5% 9/15/23	288,000	307,279
Ally Financial, Inc.:
1.45% 10/2/23	400,000	406,004
3.05% 6/5/23	1,000,000	1,039,814
5.125% 9/30/24	330,000	370,316
5.8% 5/1/25	1,900,000	2,198,982
American Express Co.:
2.5% 7/30/24	3,102,000	3,266,905
2.75% 5/20/22	1,010,000	1,026,082
Capital One Financial Corp.:
3.2% 1/30/23	2,055,000	2,131,912
3.3% 10/30/24	440,000	473,194
3.75% 7/28/26	240,000	265,549
3.9% 1/29/24	1,270,000	1,363,257
Ford Motor Credit Co. LLC:
3.81% 1/9/24	200,000	207,500
5.596% 1/7/22	400,000	405,240
GE Capital International Funding Co. 3.373% 11/15/25	550,000	601,345
John Deere Capital Corp.:
2.7% 1/6/23	1,774,000	1,832,384
2.95% 4/1/22	3,700,000	3,759,924
3.125% 9/10/21	495,000	495,327
3.65% 10/12/23	450,000	481,334
Synchrony Financial 4.5% 7/23/25	348,000	387,171
Toyota Motor Credit Corp.:
0.5% 8/14/23	750,000	752,715
0.8% 1/9/26	790,000	781,558
2.15% 9/8/22	2,044,000	2,083,503
2.6% 1/11/22	110,000	110,956
2.9% 3/30/23	510,000	530,610
3% 4/1/25	860,000	922,403
		29,435,236
Diversified Financial Services - 1.2%
AB Svensk Exportkredit 0.25% 9/29/23	2,834,000	2,826,883
Berkshire Hathaway, Inc. 3.125% 3/15/26	1,120,000	1,225,449
BP Capital Markets America, Inc. 2.75% 5/10/23	760,000	790,559
Brixmor Operating Partnership LP 4.125% 6/15/26	500,000	559,100
DH Europe Finance II SARL 2.2% 11/15/24	700,000	730,677
KfW:
0.25% 10/19/23	7,000,000	6,995,193
0.375% 7/18/25	1,650,000	1,634,160
1.75% 9/15/21	330,000	330,198
2.125% 3/7/22	77,000	77,806
2.375% 12/29/22	1,972,000	2,030,260
2.5% 11/20/24	1,590,000	1,690,075
2.625% 2/28/24	2,000,000	2,112,100
3.125% 12/15/21	350,000	353,077
Landwirtschaftliche Rentenbank 3.125% 11/14/23	3,350,000	3,555,221
		24,910,758
Insurance - 0.4%
ACE INA Holdings, Inc.:
2.875% 11/3/22	55,000	56,449
3.35% 5/15/24	880,000	945,366
3.35% 5/3/26	470,000	516,791
American International Group, Inc.:
2.5% 6/30/25	2,550,000	2,681,420
4.125% 2/15/24	620,000	671,427
4.875% 6/1/22	65,000	67,199
Marsh & McLennan Companies, Inc.:
2.75% 1/30/22	96,000	96,789
3.5% 3/10/25	1,140,000	1,236,786
3.875% 3/15/24	732,000	789,838
MetLife, Inc. 4.368% 9/15/23 (a)	1,260,000	1,360,222
Prudential Financial, Inc. 1.5% 3/10/26	160,000	163,062
		8,585,349

TOTAL FINANCIALS		262,174,535

HEALTH CARE - 2.4%
Biotechnology - 0.5%
AbbVie, Inc.:
2.3% 11/21/22	300,000	306,822
2.6% 11/21/24	1,010,000	1,064,198
3.2% 5/14/26	100,000	108,570
3.75% 11/14/23	2,230,000	2,379,810
3.8% 3/15/25	800,000	872,376
3.85% 6/15/24	1,845,000	1,992,319
Amgen, Inc.:
1.9% 2/21/25	600,000	620,133
2.65% 5/11/22	110,000	111,612
3.625% 5/22/24	730,000	783,532
Gilead Sciences, Inc. 3.5% 2/1/25	2,490,000	2,694,740
		10,934,112
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 3.363% 6/6/24	993,000	1,060,324
Boston Scientific Corp. 3.45% 3/1/24	1,498,000	1,595,855
Stryker Corp. 1.15% 6/15/25	1,090,000	1,095,677
Zimmer Biomet Holdings, Inc.:
3.05% 1/15/26	250,000	269,076
3.55% 4/1/25	540,000	583,750
		4,604,682
Health Care Providers & Services - 0.8%
Aetna, Inc. 3.5% 11/15/24	980,000	1,056,417
Anthem, Inc.:
2.375% 1/15/25	1,560,000	1,632,285
2.95% 12/1/22	25,000	25,758
Cardinal Health, Inc. 2.616% 6/15/22	96,000	97,616
Cigna Corp.:
1.25% 3/15/26	1,280,000	1,287,384
3.05% 11/30/22	50,000	51,560
3.25% 4/15/25	800,000	862,765
3.75% 7/15/23	477,000	505,187
CVS Health Corp.:
2.625% 8/15/24	224,000	236,194
2.875% 6/1/26	430,000	461,368
3.375% 8/12/24	1,310,000	1,401,030
3.5% 7/20/22	2,440,000	2,495,434
3.7% 3/9/23	29,000	30,353
HCA Holdings, Inc. 5.25% 4/15/25	700,000	798,968
Humana, Inc. 1.35% 2/3/27	1,115,000	1,110,905
UnitedHealth Group, Inc.:
1.15% 5/15/26	886,000	892,226
2.375% 10/15/22	21,000	21,501
2.375% 8/15/24	400,000	421,470
2.875% 3/15/23	2,650,000	2,755,456
3.5% 6/15/23	200,000	211,282
		16,355,159
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 4.133% 3/25/25	729,000	805,006
Pharmaceuticals - 0.8%
AstraZeneca Finance LLC 1.2% 5/28/26	1,900,000	1,910,045
AstraZeneca PLC:
2.375% 6/12/22	27,000	27,405
3.5% 8/17/23	510,000	539,290
Bristol-Myers Squibb Co.:
0.75% 11/13/25	1,000,000	993,652
2.6% 5/16/22	250,000	254,237
2.9% 7/26/24	1,700,000	1,811,826
3.2% 6/15/26	450,000	494,264
3.25% 2/20/23	1,043,000	1,085,935
GlaxoSmithKline Capital PLC 3% 6/1/24	240,000	255,230
GlaxoSmithKline Capital, Inc. 3.625% 5/15/25	1,000,000	1,098,596
Johnson & Johnson:
0.55% 9/1/25	1,000,000	991,319
2.25% 3/3/22	88,000	88,792
2.625% 1/15/25	600,000	636,458
Merck & Co., Inc. 2.35% 2/10/22	74,000	74,714
Novartis Capital Corp.:
1.75% 2/14/25	200,000	206,634
2.4% 5/17/22	270,000	273,746
2.4% 9/21/22	33,000	33,763
3% 11/20/25	1,010,000	1,093,360
3.4% 5/6/24	385,000	414,212
Perrigo Finance PLC 4.375% 3/15/26	390,000	424,912
Pfizer, Inc.:
2.2% 12/15/21	90,000	90,546
2.75% 6/3/26	620,000	673,294
2.95% 3/15/24	720,000	765,574
3.2% 9/15/23	700,000	739,193
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	1,560,000	1,628,902
Viatris, Inc. 1.65% 6/22/25 (c)	140,000	142,245
		16,748,144

TOTAL HEALTH CARE		49,447,103

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.4%
General Dynamics Corp.:
2.375% 11/15/24	290,000	305,518
3.5% 5/15/25	820,000	896,158
Lockheed Martin Corp.:
2.9% 3/1/25	120,000	128,248
3.55% 1/15/26	750,000	829,250
Northrop Grumman Corp. 2.93% 1/15/25	1,460,000	1,552,473
Raytheon Technologies Corp.:
3.65% 8/16/23	18,000	19,105
3.95% 8/16/25	680,000	754,228
The Boeing Co.:
1.95% 2/1/24	100,000	102,534
2.196% 2/4/26	1,650,000	1,656,207
2.8% 3/1/23	60,000	61,721
2.85% 10/30/24	950,000	998,979
4.875% 5/1/25	1,190,000	1,330,243
		8,634,664
Air Freight & Logistics - 0.1%
United Parcel Service, Inc.:
2.5% 4/1/23	800,000	826,555
3.9% 4/1/25	420,000	463,696
		1,290,251
Airlines - 0.0%
Southwest Airlines Co. 5.25% 5/4/25	650,000	736,705
United Airlines 2020-1 Class B Pass Through Trust 4.875% 7/15/27	298,960	314,578
		1,051,283
Building Products - 0.1%
Carrier Global Corp. 2.242% 2/15/25	1,362,000	1,419,150
Commercial Services & Supplies - 0.0%
FMS Wertmanagement AoeR 2.75% 1/30/24	200,000	211,390
Republic Services, Inc. 2.9% 7/1/26	530,000	568,729
		780,119
Electrical Equipment - 0.0%
Eaton Corp. 2.75% 11/2/22	30,000	30,848
Industrial Conglomerates - 0.4%
3M Co.:
2% 6/26/22	4,270,000	4,331,721
2.65% 4/15/25	55,000	58,461
General Electric Co. 3.45% 5/15/24	1,810,000	1,928,489
Honeywell International, Inc.:
1.35% 6/1/25	1,100,000	1,122,421
1.85% 11/1/21	30,000	30,041
Roper Technologies, Inc.:
0.45% 8/15/22	295,000	295,507
1% 9/15/25	318,000	317,262
3.65% 9/15/23	360,000	382,287
		8,466,189
Machinery - 0.2%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	400,000	400,969
1.45% 5/15/25	800,000	818,844
2.85% 5/17/24	1,180,000	1,256,458
3.25% 12/1/24	860,000	933,100
3.45% 5/15/23	130,000	136,920
Caterpillar, Inc. 3.4% 5/15/24	750,000	803,989
Deere & Co. 2.75% 4/15/25	460,000	490,050
		4,840,330
Road & Rail - 0.2%
Burlington Northern Santa Fe LLC:
3% 3/15/23	890,000	921,362
3.05% 9/1/22	34,000	34,707
3.4% 9/1/24	970,000	1,045,199
Union Pacific Corp.:
2.75% 4/15/23	50,000	51,643
2.75% 3/1/26	740,000	793,532
3.75% 3/15/24	410,000	439,245
		3,285,688
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
3.375% 7/1/25	1,430,000	1,530,923
3.5% 1/15/22	750,000	758,512
3.875% 7/3/23	110,000	116,146
4.25% 2/1/24	670,000	721,724
International Lease Finance Corp. 5.875% 8/15/22	75,000	78,836
		3,206,141

TOTAL INDUSTRIALS		33,004,663

INFORMATION TECHNOLOGY - 2.3%
Electronic Equipment & Components - 0.2%
Dell International LLC/EMC Corp.:
4% 7/15/24	710,000	770,679
5.45% 6/15/23	635,000	684,354
5.85% 7/15/25	2,010,000	2,348,405
		3,803,438
IT Services - 0.6%
Fidelity National Information Services, Inc. 1.15% 3/1/26	509,000	506,492
Fiserv, Inc. 2.75% 7/1/24	2,250,000	2,376,557
Global Payments, Inc. 1.2% 3/1/26	957,000	950,944
IBM Corp.:
2.5% 1/27/22	100,000	100,929
2.85% 5/13/22	900,000	916,901
3% 5/15/24	1,400,000	1,490,203
3.375% 8/1/23	2,170,000	2,291,403
MasterCard, Inc. 2% 3/3/25	1,100,000	1,148,274
PayPal Holdings, Inc.:
1.35% 6/1/23	500,000	508,591
1.65% 6/1/25	500,000	514,774
The Western Union Co. 2.85% 1/10/25	100,000	105,380
Visa, Inc.:
2.15% 9/15/22	43,000	43,779
3.15% 12/14/25	1,550,000	1,691,990
		12,646,217
Semiconductors & Semiconductor Equipment - 0.4%
Analog Devices, Inc. 2.95% 4/1/25	570,000	609,437
Broadcom, Inc.:
3.15% 11/15/25	1,446,000	1,548,453
3.459% 9/15/26	11,000	11,945
Intel Corp.:
3.4% 3/25/25	1,483,000	1,612,793
3.7% 7/29/25	450,000	495,661
NVIDIA Corp. 0.584% 6/14/24	1,500,000	1,504,416
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.7% 5/1/25 (c)	960,000	1,010,033
Qualcomm, Inc.:
2.9% 5/20/24	1,020,000	1,079,223
3% 5/20/22	38,000	38,751
		7,910,712
Software - 0.5%
Microsoft Corp.:
2.4% 2/6/22	1,802,000	1,815,927
2.7% 2/12/25	600,000	640,144
2.875% 2/6/24	1,630,000	1,719,878
3.125% 11/3/25	620,000	675,919
Oracle Corp.:
1.65% 3/25/26	1,956,000	1,987,061
1.9% 9/15/21	36,000	36,022
2.5% 4/1/25	1,700,000	1,783,294
2.625% 2/15/23	1,655,000	1,705,282
VMware, Inc. 1.4% 8/15/26	577,000	576,277
		10,939,804
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
0.55% 8/20/25	1,100,000	1,090,694
0.7% 2/8/26	1,100,000	1,093,718
1.125% 5/11/25	1,500,000	1,517,615
1.8% 9/11/24	1,410,000	1,461,413
2.1% 9/12/22	124,000	126,313
2.3% 5/11/22	910,000	921,033
2.4% 1/13/23	1,250,000	1,282,800
2.5% 2/9/25	1,100,000	1,161,985
2.7% 5/13/22	36,000	36,611
2.75% 1/13/25	600,000	638,640
Hewlett Packard Enterprise Co.:
4.65% 10/1/24	830,000	920,354
4.9% 10/15/25 (a)	900,000	1,025,213
HP, Inc. 1.45% 6/17/26 (c)	1,000,000	1,000,643
		12,277,032

TOTAL INFORMATION TECHNOLOGY		47,577,203

MATERIALS - 0.5%
Chemicals - 0.5%
DuPont de Nemours, Inc. 4.205% 11/15/23	4,052,000	4,364,760
Eastman Chemical Co. 3.6% 8/15/22	685,000	700,939
Ecolab, Inc. 3.25% 1/14/23	76,000	78,586
LYB International Finance III LLC 1.25% 10/1/25	800,000	800,803
Nutrien Ltd.:
3.5% 6/1/23	580,000	605,556
3.625% 3/15/24	1,850,000	1,972,014
Sherwin-Williams Co.:
2.75% 6/1/22	51,000	51,751
3.125% 6/1/24	1,090,000	1,159,816
The Mosaic Co. 3.25% 11/15/22	200,000	206,176
		9,940,401
Containers & Packaging - 0.0%
WRKCo, Inc. 4.65% 3/15/26	340,000	387,472
Metals & Mining - 0.0%
BHP Billiton Financial (U.S.A.) Ltd. 2.875% 2/24/22	55,000	55,704

TOTAL MATERIALS		10,383,577

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
American Tower Corp.:
1.3% 9/15/25	677,000	680,148
2.25% 1/15/22	96,000	96,674
3.375% 5/15/24	763,000	815,111
4.7% 3/15/22	680,000	695,544
Boston Properties, Inc.:
3.65% 2/1/26	220,000	242,194
3.8% 2/1/24	520,000	553,820
3.85% 2/1/23	620,000	643,695
Crown Castle International Corp.:
1.05% 7/15/26	100,000	98,554
1.35% 7/15/25	439,000	442,199
4.45% 2/15/26	260,000	292,614
Equinix, Inc. 1.45% 5/15/26	491,000	492,445
ERP Operating LP 4.625% 12/15/21	32,000	32,053
Kimco Realty Corp. 3.3% 2/1/25	1,630,000	1,751,358
Omega Healthcare Investors, Inc. 5.25% 1/15/26	300,000	342,219
Simon Property Group LP:
2% 9/13/24	550,000	569,815
3.5% 9/1/25	360,000	392,730
Ventas Realty LP 3.5% 2/1/25	931,000	1,002,287
Vornado Realty LP 2.15% 6/1/26	400,000	409,469
Welltower, Inc.:
3.625% 3/15/24	740,000	790,224
4% 6/1/25	320,000	351,763
		10,694,916
UTILITIES - 1.7%
Electric Utilities - 0.7%
Duke Energy Carolinas LLC 3.35% 5/15/22	720,000	735,882
Duke Energy Corp.:
2.4% 8/15/22	102,000	103,890
3.75% 4/15/24	840,000	901,211
3.95% 10/15/23	1,460,000	1,555,812
Entergy Corp. 0.9% 9/15/25	1,100,000	1,086,350
Eversource Energy:
2.75% 3/15/22	24,000	24,276
2.9% 10/1/24	780,000	827,497
Exelon Corp. 3.497% 6/1/22 (a)	462,000	471,507
FirstEnergy Corp.:
2.05% 3/1/25	340,000	345,100
3.35% 7/15/22	970,000	979,797
Florida Power & Light Co.:
2.85% 4/1/25	389,000	414,930
3.125% 12/1/25	530,000	575,057
NextEra Energy Capital Holdings, Inc.:
2.75% 5/1/25	900,000	955,124
2.9% 4/1/22	350,000	355,307
Oncor Electric Delivery Co. LLC:
0.55% 10/1/25	340,000	333,828
2.75% 6/1/24	770,000	815,577
Pacific Gas & Electric Co. 3.15% 1/1/26	1,200,000	1,223,665
Southern California Edison Co. 3.7% 8/1/25	1,680,000	1,837,952
Southern Co. 2.95% 7/1/23	670,000	697,852
		14,240,614
Gas Utilities - 0.2%
Dominion Gas Holdings LLC 2.5% 11/15/24	3,041,000	3,185,292
Southern California Gas Co. 2.6% 6/15/26	320,000	340,763
		3,526,055
Independent Power and Renewable Electricity Producers - 0.3%
Exelon Generation Co. LLC 3.25% 6/1/25	1,000,000	1,074,920
Southern Power Co. 2.5% 12/15/21	4,740,000	4,762,289
		5,837,209
Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.:
2.8% 1/15/23	2,800,000	2,885,497
4.05% 4/15/25	1,000,000	1,105,004
Dominion Energy, Inc.:
1.45% 4/15/26	1,500,000	1,512,689
2.75% 1/15/22	455,000	458,320
DTE Energy Co. 1.05% 6/1/25	920,000	918,025
NiSource, Inc. 0.95% 8/15/25	1,343,000	1,333,656
Public Service Enterprise Group, Inc.:
2.65% 11/15/22	96,000	98,346
2.875% 6/15/24	1,300,000	1,374,925
Sempra Energy:
2.9% 2/1/23	107,000	110,368
4.05% 12/1/23	1,170,000	1,251,138
		11,047,968

TOTAL UTILITIES		34,651,846

TOTAL NONCONVERTIBLE BONDS
(Cost $579,358,011)		585,408,930

U.S. Government and Government Agency Obligations - 66.3%
U.S. Government Agency Obligations - 2.8%
Fannie Mae:
0.375% 8/25/25	$1,805,000	$1,789,052
0.5% 6/17/25	5,180,000	5,166,666
0.625% 4/22/25	534,000	535,434
1.625% 10/15/24	800,000	829,516
1.75% 7/2/24	860,000	893,009
2.375% 1/19/23	380,000	391,714
Federal Home Loan Bank:
0.125% 10/21/22	6,000,000	6,003,318
0.375% 9/4/25	460,000	455,183
0.5% 4/14/25	695,000	692,908
1.375% 2/17/23	3,000,000	3,055,319
1.5% 8/15/24	125,000	129,135
1.875% 11/29/21	95,000	95,422
1.875% 12/9/22	22,150,000	22,637,029
3% 10/12/21	450,000	451,517
Freddie Mac:
0.125% 10/16/23	2,000,000	1,995,663
0.25% 8/24/23	3,000,000	3,001,044
0.25% 12/4/23	4,375,000	4,373,810
0.375% 7/21/25	1,600,000	1,586,376
0.375% 9/23/25	1,156,000	1,143,851
1.5% 2/12/25	1,590,000	1,644,269
2.75% 6/19/23	195,000	203,890
Tennessee Valley Authority 0.75% 5/15/25	240,000	241,197

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		57,315,322

U.S. Treasury Obligations - 63.5%
U.S. Treasury Notes:
0.125% 4/30/22	1,000	1,000
0.125% 5/31/22	509,000	509,199
0.125% 6/30/22	488,000	488,191
0.125% 7/31/22	14,649,000	14,654,722
0.125% 8/31/22	6,477,000	6,480,795
0.125% 9/30/22	8,578,000	8,581,351
0.125% 10/31/22	3,185,000	3,185,498
0.125% 11/30/22	11,224,000	11,226,631
0.125% 12/31/22	23,505,000	23,502,245
0.125% 1/31/23	59,328,000	59,318,730
0.125% 2/28/23	6,664,000	6,661,397
0.125% 3/31/23	7,930,000	7,925,973
0.125% 5/15/23	14,938,000	14,926,330
0.125% 7/15/23	20,352,000	20,328,945
0.125% 7/31/23	10,596,000	10,583,583
0.125% 8/15/23	19,965,000	19,936,144
0.125% 9/15/23	7,291,000	7,276,190
0.125% 10/15/23	35,147,000	35,063,251
0.125% 12/15/23	21,747,000	21,675,643
0.125% 1/15/24	27,647,000	27,541,164
0.125% 2/15/24 (d)	31,974,000	31,842,857
0.25% 4/15/23	27,307,000	27,347,534
0.25% 6/15/23	4,866,000	4,871,132
0.25% 11/15/23	64,095,000	64,097,504
0.25% 3/15/24	38,122,000	38,060,945
0.25% 5/15/24	2,574,000	2,567,062
0.25% 6/15/24	6,366,000	6,346,106
0.25% 5/31/25	38,757,000	38,284,649
0.25% 6/30/25	15,107,000	14,913,442
0.25% 7/31/25	36,255,000	35,757,910
0.25% 8/31/25	13,493,000	13,293,240
0.25% 9/30/25	74,799,000	73,627,338
0.25% 10/31/25	43,100,000	42,381,105
0.375% 4/15/24	25,876,000	25,902,280
0.375% 7/15/24	45,554,000	45,546,882
0.375% 4/30/25	17,468,000	17,352,684
0.375% 11/30/25	44,157,000	43,615,387
0.375% 12/31/25	22,154,000	21,862,363
0.375% 1/31/26	58,387,000	57,559,090
0.5% 3/15/23	2,101,000	2,112,654
0.5% 3/31/25	42,525,000	42,475,166
0.5% 2/28/26	61,072,000	60,518,535
0.625% 7/31/26	810,000	804,431
0.75% 3/31/26	14,241,000	14,258,801
0.75% 4/30/26	50,545,000	50,584,488
0.75% 5/31/26	28,020,000	28,027,662
1.125% 9/30/21	8,000	8,007
1.125% 2/28/22	939,000	943,988
1.125% 2/28/25	7,029,000	7,177,268
1.25% 10/31/21	93,000	93,182
1.25% 8/31/24	4,101,000	4,204,646
1.375% 10/15/22	2,051,000	2,080,323
1.375% 2/15/23	2,000	2,036
1.5% 10/31/21	102,000	102,242
1.5% 8/15/22	6,684,000	6,774,600
1.5% 9/15/22	6,283,000	6,374,791
1.5% 1/15/23	306,000	311,761
1.5% 9/30/24	2,344,000	2,421,737
1.5% 10/31/24	3,607,000	3,728,314
1.5% 11/30/24	2,715,000	2,806,525
1.625% 8/31/22	747,000	758,526
1.625% 11/15/22	16,362,000	16,659,839
1.625% 12/15/22	13,780,000	14,047,526
1.625% 4/30/23	336,000	344,190
1.75% 11/30/21	169,000	169,708
1.75% 2/28/22	543,000	547,539
1.75% 4/30/22	164,000	165,819
1.75% 6/15/22	2,000	2,026
1.75% 6/30/22	1,134,000	1,149,814
1.75% 7/15/22	7,988,000	8,104,388
1.75% 9/30/22	163,000	165,884
1.75% 6/30/24	134,000	139,229
1.75% 7/31/24	2,916,000	3,031,843
1.75% 12/31/24	10,602,000	11,050,100
1.875% 1/31/22	179,000	180,329
1.875% 7/31/22	527,000	535,667
1.875% 9/30/22	482,000	491,207
2% 10/31/21	33,000	33,105
2% 12/31/21	479,000	482,075
2% 10/31/22	2,000	2,044
2% 11/30/22	1,622,000	1,660,142
2% 5/31/24	875,000	914,409
2.125% 12/31/22	1,839,000	1,887,777
2.125% 2/29/24	2,848,000	2,977,606
2.125% 3/31/24	9,889,000	10,348,298
2.25% 12/31/23	3,658,000	3,825,896
2.25% 1/31/24	237,000	248,220
2.25% 4/30/24	13,768,000	14,465,005
2.375% 1/31/23	1,011,000	1,043,068
2.375% 2/29/24	9,941,000	10,453,971
2.5% 2/15/22	3,000	3,033
2.5% 3/31/23	1,910,000	1,980,730
2.5% 1/31/24	2,916,000	3,070,799
2.625% 2/28/23	1,492,000	1,547,600
2.625% 12/31/23	1,771,000	1,867,575
2.75% 9/15/21	140,000	140,144
2.75% 4/30/23	2,398,000	2,501,039
2.75% 5/31/23	2,564,000	2,679,280
2.75% 7/31/23	1,904,000	1,996,746
2.75% 8/31/23	5,051,000	5,306,115
2.875% 11/15/21	249,000	250,435
2.875% 9/30/23	4,973,000	5,245,544
2.875% 10/31/23	19,880,000	21,008,345
2.875% 11/30/23	7,695,000	8,147,081

TOTAL U.S. TREASURY OBLIGATIONS		1,302,537,365

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,356,527,587)		1,359,852,687

Foreign Government and Government Agency Obligations - 2.0%
Alberta Province:
2.2% 7/26/22	$331,000	$337,067
2.95% 1/23/24	2,900,000	3,075,537
British Columbia Province 2.25% 6/2/26	800,000	852,224
Canadian Government:
2% 11/15/22	200,000	204,450
2.625% 1/25/22	11,070,000	11,179,925
Chilean Republic 3.125% 3/27/25	320,000	342,060
Export Development Canada:
1.75% 7/18/22	300,000	303,984
2% 5/17/22	715,000	724,038
2.625% 2/21/24	200,000	211,262
2.75% 3/15/23	150,000	155,741
Hungarian Republic:
5.375% 2/21/23	2,140,000	2,292,208
5.75% 11/22/23	110,000	122,739
Indonesian Republic 4.45% 2/11/24	240,000	261,626
Israeli State 4% 6/30/22	970,000	999,391
Italian Republic:
1.25% 2/17/26	910,000	903,011
2.375% 10/17/24	860,000	894,818
6.875% 9/27/23	770,000	867,108
Korean Republic:
3.875% 9/11/23	1,000,000	1,069,400
5.625% 11/3/25	120,000	142,910
Manitoba Province:
2.125% 5/4/22	917,000	929,343
2.6% 4/16/24	720,000	759,578
Ontario Province:
0.625% 1/21/26	900,000	893,924
2.25% 5/18/22	130,000	131,871
2.5% 4/27/26	2,690,000	2,887,096
2.55% 4/25/22	270,000	274,069
3.05% 1/29/24	910,000	967,803
3.4% 10/17/23	90,000	95,800
Panamanian Republic:
3.75% 3/16/25	200,000	216,725
4% 9/22/24	810,000	876,218
Peruvian Republic:
2.392% 1/23/26	110,000	113,974
7.35% 7/21/25	590,000	720,648
Philippine Republic:
4.2% 1/21/24	1,300,000	1,404,143
10.625% 3/16/25	540,000	723,533
Polish Government:
4% 1/22/24	730,000	791,001
5% 3/23/22	59,000	60,547
Quebec Province:
2.375% 1/31/22	311,000	313,852
2.5% 4/9/24	690,000	726,674
2.5% 4/20/26	1,250,000	1,343,750
United Mexican States:
3.6% 1/30/25	1,000,000	1,097,063
4% 10/2/23	50,000	53,775
4.125% 1/21/26	750,000	849,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $40,877,496)		41,169,886

Supranational Obligations - 2.5%
African Development Bank:
0.875% 7/22/26	1,200,000	1,201,879
3% 9/20/23	240,000	253,306
Asian Development Bank:
0.375% 9/3/25	3,275,000	3,236,402
0.5% 2/4/26	1,500,000	1,483,485
1.5% 10/18/24	300,000	309,323
1.75% 9/13/22	57,000	57,966
2.625% 1/30/24	650,000	685,620
2.75% 3/17/23	1,025,000	1,065,529
Asian Infrastructure Investment Bank 0.25% 9/29/23	1,000,000	998,548
Corporacion Andina de Fomento:
1.625% 9/23/25	1,000,000	1,014,694
3.75% 11/23/23	190,000	201,863
Council of Europe Development Bank 1.375% 2/27/25	910,000	934,249
European Investment Bank:
1.375% 5/15/23	1,330,000	1,356,494
2% 12/15/22	1,062,000	1,087,307
2.25% 6/24/24	8,478,000	8,912,266
2.375% 6/15/22	100,000	101,776
2.5% 10/15/24	2,050,000	2,178,474
2.625% 5/20/22	500,000	509,060
2.875% 12/15/21	120,000	120,947
2.875% 8/15/23	800,000	840,960
3.125% 12/14/23	530,000	563,978
Inter-American Development Bank:
0.5% 5/24/23	2,000,000	2,009,940
0.625% 7/15/25	750,000	749,656
0.875% 4/20/26	3,000,000	3,012,673
2.5% 1/18/23	590,000	609,175
2.625% 1/16/24	400,000	421,454
3% 9/26/22	570,000	587,315
International Bank for Reconstruction & Development:
0.375% 7/28/25	3,000,000	2,969,344
0.5% 10/28/25	3,881,000	3,852,145
1.5% 8/28/24	850,000	876,359
1.625% 1/15/25	3,187,000	3,304,646
2% 1/26/22	64,000	64,488
2.125% 12/13/21	820,000	824,813
2.5% 3/19/24	250,000	263,500
3% 9/27/23	490,000	517,457
7.625% 1/19/23	830,000	915,214
International Finance Corp.:
0.375% 7/16/25	490,000	485,149
1.375% 10/16/24	1,706,000	1,751,851
2% 10/24/22	90,000	91,897
2.875% 7/31/23	300,000	315,156
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $50,416,731)		50,736,358

Bank Notes - 0.3%
Bank of Nova Scotia 2.45% 9/19/22	173,000	177,199
Citizens Bank NA 2.25% 4/28/25	445,000	465,672
Discover Bank 3.35% 2/6/23	2,770,000	2,878,681
Truist Bank 2.636% 9/17/29 (a)	1,000,000	1,045,158
Wells Fargo Bank NA:
3.55% 8/14/23	$1,000,000	$1,060,270
3.625% 10/22/21	250,000	251,207
TOTAL BANK NOTES
(Cost $5,789,330)		5,878,187
	Shares	Value

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.06% (e)	34,688,282	$34,695,219
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)	25,992,060	25,994,659
TOTAL MONEY MARKET FUNDS
(Cost $60,689,878)		60,689,878
TOTAL INVESTMENT IN SECURITIES - 102.7%
(Cost $2,093,659,033)		2,103,735,926
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(54,333,432)
NET ASSETS - 100%		$2,049,402,494

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,152,921 or 0.1% of net assets.

 (d) Security or a portion of the security is on loan at period end.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$7,666,888	$766,210,662	$739,182,682	$7,342	$351	$--	$34,695,219	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	--	171,077,603	145,082,944	14,436	--	--	25,994,659	0.1%
Total	$7,666,888	$937,288,265	$884,265,626	$21,778	$351	$--	$60,689,878

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$585,408,930	$--	$585,408,930	$--
U.S. Government and Government Agency Obligations	1,359,852,687	--	1,359,852,687	--
Foreign Government and Government Agency Obligations	41,169,886	--	41,169,886	--
Supranational Obligations	50,736,358	--	50,736,358	--
Bank Notes	5,878,187	--	5,878,187	--
Money Market Funds	60,689,878	60,689,878	--	--
Total Investments in Securities:	$2,103,735,926	$60,689,878	$2,043,046,048	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Multi-National	2.5%
Canada	2.4%
United Kingdom	1.9%
Japan	1.0%
Germany	1.0%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $25,473,103) — See accompanying schedule: Unaffiliated issuers (cost $2,032,969,155)	$2,043,046,048
Fidelity Central Funds (cost $60,689,878)	60,689,878
Total Investment in Securities (cost $2,093,659,033)		$2,103,735,926
Receivable for investments sold		34,723,001
Receivable for fund shares sold		1,950,984
Interest receivable		6,267,494
Distributions receivable from Fidelity Central Funds		2,486
Total assets		2,146,679,891
Liabilities
Payable for investments purchased	$69,637,028
Payable for fund shares redeemed	1,365,810
Distributions payable	230,375
Accrued management fee	49,525
Collateral on securities loaned	25,994,659
Total liabilities		97,277,397
Net Assets		$2,049,402,494
Net Assets consist of:
Paid in capital		$2,035,173,794
Total accumulated earnings (loss)		14,228,700
Net Assets		$2,049,402,494
Net Asset Value, offering price and redemption price per share ($2,049,402,494 ÷ 199,324,746 shares)		$10.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$14,530,190
Income from Fidelity Central Funds (including $14,436 from security lending)		21,778
Total income		14,551,968
Expenses
Management fee	$483,261
Independent trustees' fees and expenses	4,166
Miscellaneous	582
Total expenses before reductions	488,009
Expense reductions	(160)
Total expenses after reductions		487,849
Net investment income (loss)		14,064,119
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,012,631
Fidelity Central Funds	351
Total net realized gain (loss)		5,012,982
Change in net unrealized appreciation (depreciation) on investment securities		(15,132,163)
Net gain (loss)		(10,119,181)
Net increase (decrease) in net assets resulting from operations		$3,944,938

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,064,119	$13,287,932
Net realized gain (loss)	5,012,982	5,194,298
Change in net unrealized appreciation (depreciation)	(15,132,163)	15,443,856
Net increase (decrease) in net assets resulting from operations	3,944,938	33,926,086
Distributions to shareholders	(19,629,729)	(14,261,145)
Share transactions
Proceeds from sales of shares	1,404,005,335	984,321,145
Reinvestment of distributions	15,955,998	12,030,589
Cost of shares redeemed	(541,637,559)	(321,599,679)
Net increase (decrease) in net assets resulting from share transactions	878,323,774	674,752,055
Total increase (decrease) in net assets	862,638,983	694,416,996
Net Assets
Beginning of period	1,186,763,511	492,346,515
End of period	$2,049,402,494	$1,186,763,511
Other Information
Shares
Sold	136,202,928	95,823,316
Issued in reinvestment of distributions	1,546,558	1,176,400
Redeemed	(52,561,145)	(31,390,852)
Net increase (decrease)	85,188,341	65,608,864

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short-Term Bond Index Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.40	$10.15	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.090	.184	.261	.201
Net realized and unrealized gain (loss)	(.071)	.278	.318	(.233)
Total from investment operations	.019	.462	.579	(.032)
Distributions from net investment income	(.090)	(.186)	(.239)	(.158)
Distributions from net realized gain	(.049)	(.026)	–	–
Total distributions	(.139)	(.212)	(.239)	(.158)
Net asset value, end of period	$10.28	$10.40	$10.15	$9.81
Total ReturnC,D	.19%	4.61%	5.98%	(.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%	.03%	.03%	.03%G
Expenses net of fee waivers, if any	.03%	.03%	.03%	.03%G
Expenses net of all reductions	.03%	.03%	.03%	.03%G
Net investment income (loss)	.87%	1.80%	2.66%	2.36%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,049,402	$1,186,764	$492,347	$3,751
Portfolio turnover rateH	44%	62%	83%	102%

 A For the period October 18, 2017 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Short-Term Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,193,544
Gross unrealized depreciation	(4,039,727)
Net unrealized appreciation (depreciation)	$11,153,817
Tax Cost	$2,092,582,109

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$293,047
Undistributed long-term capital gain	$2,781,836
Net unrealized appreciation (depreciation) on securities and other investments	$11,153,817

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$17,291,060	$ 14,145,049
Long-term Capital Gains	2,338,669	116,096
Total	$19,629,729	$ 14,261,145

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Short-Term Bond Index Fund	466,151,691	68,920,520

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .03% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Short-Term Bond Index Fund	$582

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Short-Term Bond Index Fund	$1,585	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $160.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Short-Term Bond Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short-Term Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from October 18, 2017 (commencement of operations) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 18, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Short-Term Bond Index Fund	.03%
Actual		$1,000.00	$1,002.70	$.15
Hypothetical-C		$1,000.00	$1,025.05	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Short-Term Bond Index Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 08, 2021, a distribution of $0.015 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $3,998,464, or, if subsequently determined to be different, the net capital gain of such year.

A total of 46.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $11,566,936 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $13,111,279 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

SDX-I-ANN-1021
1.9884849.103

Fidelity® Sustainability Bond Index Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® Sustainability Bond Index Fund	(0.56)%	5.15%

 A From June 19, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainability Bond Index Fund on June 19, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index performed over the same period.

Period Ending Values
$11,746	Fidelity® Sustainability Bond Index Fund
$11,805	Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:   For the fiscal year ending August 31, 2021, the fund returned -0.56%, modestly lagging, net of fees, the -0.24% return of the benchmark, the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 10,200) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. The fund trailed the index mostly due to performance differences between mortgage pools held in the fund and the generic mortgage securities in the benchmark that occurred during a steep increase in yields in the first quarter of 2021.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger assumed co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	69.7%
AAA	3.3%
AA	2.4%
A	12.8%
BBB	13.6%
BB and Below	0.1%
Short-Term Investments and Net Other Assets*	(1.9)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	26.9%
U.S. Government and U.S. Government Agency Obligations	69.7%
Asset-Backed Securities	0.3%
CMOs and Other Mortgage Related Securities	0.9%
Other Investments	4.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(1.9)%

 * Foreign investments - 8.7%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 26.9%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.:
1.65% 2/1/28	$100,000	$99,941
2.75% 6/1/31	150,000	157,184
3.5% 9/15/53 (a)	321,000	329,733
3.55% 9/15/55 (a)	254,000	259,905
3.65% 9/15/59 (a)	125,000	128,593
4.65% 6/1/44	20,000	24,022
British Telecommunications PLC 9.625% 12/15/30 (b)	55,000	84,822
Orange SA 5.5% 2/6/44	60,000	84,930
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	150,000	169,298
7.045% 6/20/36	106,000	153,762
Verizon Communications, Inc.:
1.45% 3/20/26	60,000	60,791
1.5% 9/18/30	400,000	385,619
2.987% 10/30/56	123,000	118,660
3.376% 2/15/25	130,000	140,755
3.55% 3/22/51	140,000	152,110
4% 3/22/50	38,000	44,105
4.016% 12/3/29	200,000	230,058
4.75% 11/1/41	189,000	236,763
		2,861,051
Entertainment - 0.2%
The Walt Disney Co.:
2% 9/1/29	50,000	50,973
2.65% 1/13/31	50,000	53,110
3.6% 1/13/51	20,000	23,076
3.8% 3/22/30	80,000	92,229
4.7% 3/23/50	20,000	26,735
6.2% 12/15/34	225,000	319,783
		565,906
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	50,000	49,576
1.1% 8/15/30	60,000	57,548
2.05% 8/15/50	60,000	54,453
		161,577
Media - 0.5%
Comcast Corp.:
1.5% 2/15/31	100,000	95,877
1.95% 1/15/31	180,000	178,600
2.45% 8/15/52	100,000	92,143
2.65% 2/1/30	100,000	105,205
2.937% 11/1/56 (a)	190,000	188,204
2.987% 11/1/63 (a)	95,000	93,486
3.4% 4/1/30	30,000	33,340
3.45% 2/1/50	100,000	109,856
3.75% 4/1/40	10,000	11,482
Discovery Communications LLC:
3.625% 5/15/30	69,000	75,589
4.65% 5/15/50	70,000	83,054
5.3% 5/15/49	20,000	25,527
ViacomCBS, Inc. 4.95% 5/19/50	90,000	114,388
		1,206,751
Wireless Telecommunication Services - 0.6%
Rogers Communications, Inc. 4.3% 2/15/48	100,000	114,963
T-Mobile U.S.A., Inc.:
3.5% 4/15/25	530,000	572,056
3.875% 4/15/30	230,000	257,697
4.5% 4/15/50	62,000	74,341
Vodafone Group PLC:
4.125% 5/30/25	120,000	133,523
4.375% 5/30/28	25,000	29,083
5% 5/30/38	43,000	54,822
5.125% 6/19/59	60,000	79,997
5.25% 5/30/48	20,000	26,642
		1,343,124

TOTAL COMMUNICATION SERVICES		6,138,409

CONSUMER DISCRETIONARY - 1.4%
Automobiles - 0.2%
American Honda Finance Corp. 1.2% 7/8/25	360,000	363,349
Toyota Motor Corp. 2.358% 7/2/24	60,000	62,976
		426,325
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.3% 2/21/48	62,000	76,362
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.:
3.3% 7/1/25	11,000	11,927
3.5% 7/1/27	20,000	22,201
3.6% 7/1/30	165,000	186,339
3.7% 1/30/26	155,000	171,517
4.2% 4/1/50	18,000	22,084
4.45% 9/1/48	64,000	80,181
Starbucks Corp.:
2% 3/12/27	170,000	175,666
2.55% 11/15/30	100,000	104,432
3.8% 8/15/25	50,000	55,202
4.5% 11/15/48	32,000	40,418
		869,967
Internet & Direct Marketing Retail - 0.4%
Alibaba Group Holding Ltd. 2.125% 2/9/31	200,000	196,546
Amazon.com, Inc.:
1% 5/12/26	193,000	194,037
2.1% 5/12/31	193,000	197,889
3.1% 5/12/51	193,000	207,926
eBay, Inc. 1.4% 5/10/26	118,000	118,993
		915,391
Multiline Retail - 0.0%
Kohl's Corp. 9.5% 5/15/25	75,000	95,156
Target Corp. 3.9% 11/15/47	25,000	31,530
		126,686
Specialty Retail - 0.4%
Lowe's Companies, Inc.:
1.7% 10/15/30	100,000	97,134
3% 10/15/50	60,000	60,368
3.1% 5/3/27	34,000	37,148
4.05% 5/3/47	62,000	72,520
4.5% 4/15/30	50,000	59,345
5.125% 4/15/50	20,000	27,404
The Home Depot, Inc.:
2.375% 3/15/51	113,000	105,840
2.95% 6/15/29	280,000	306,628
4.5% 12/6/48	70,000	91,926
TJX Companies, Inc. 1.6% 5/15/31	125,000	122,158
		980,471
Textiles, Apparel & Luxury Goods - 0.0%
NIKE, Inc.:
2.4% 3/27/25	13,000	13,776
2.85% 3/27/30	20,000	21,872
3.375% 3/27/50	20,000	22,995
		58,643

TOTAL CONSUMER DISCRETIONARY		3,453,845

CONSUMER STAPLES - 1.1%
Beverages - 0.4%
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	90,000	102,371
5.085% 5/25/48	60,000	80,370
PepsiCo, Inc.:
1.4% 2/25/31	200,000	196,038
1.625% 5/1/30	83,000	82,742
2.375% 10/6/26	220,000	235,633
The Coca-Cola Co.:
1.45% 6/1/27	20,000	20,397
1.65% 6/1/30	10,000	9,914
2.25% 1/5/32	90,000	93,127
2.5% 6/1/40	10,000	10,029
2.6% 6/1/50	10,000	9,904
2.75% 6/1/60	10,000	10,051
3.45% 3/25/30	60,000	68,042
4.2% 3/25/50	50,000	63,834
		982,452
Food & Staples Retailing - 0.4%
Costco Wholesale Corp. 1.375% 6/20/27	370,000	374,137
Kroger Co.:
1.7% 1/15/31	100,000	96,789
4.65% 1/15/48	30,000	37,691
Sysco Corp.:
3.3% 2/15/50	50,000	52,434
5.65% 4/1/25	140,000	161,499
5.95% 4/1/30	53,000	68,311
Walgreens Boots Alliance, Inc. 3.2% 4/15/30	70,000	75,555
		866,416
Food Products - 0.2%
Campbell Soup Co.:
3.65% 3/15/23	8,000	8,362
3.95% 3/15/25	100,000	109,771
Conagra Brands, Inc.:
4.3% 5/1/24	30,000	32,685
4.85% 11/1/28	55,000	65,636
5.4% 11/1/48	22,000	29,949
General Mills, Inc.:
2.6% 10/12/22	50,000	51,149
2.875% 4/15/30	13,000	13,900
Kellogg Co. 4.3% 5/15/28	50,000	57,961
Tyson Foods, Inc.:
4% 3/1/26	40,000	44,627
5.1% 9/28/48	40,000	54,578
		468,618
Household Products - 0.1%
Kimberly-Clark Corp.:
1.05% 9/15/27	53,000	52,563
3.1% 3/26/30	7,000	7,785
Procter & Gamble Co.:
3% 3/25/30	36,000	39,937
3.6% 3/25/50	180,000	224,703
		324,988
Personal Products - 0.0%
Estee Lauder Companies, Inc. 1.95% 3/15/31	75,000	76,032

TOTAL CONSUMER STAPLES		2,718,506

ENERGY - 2.0%
Energy Equipment & Services - 0.1%
Baker Hughes Co. 3.337% 12/15/27	150,000	164,034
Halliburton Co.:
2.92% 3/1/30	80,000	83,121
5% 11/15/45	86,000	103,341
		350,496
Oil, Gas & Consumable Fuels - 1.9%
Chevron Corp.:
1.141% 5/11/23	30,000	30,446
1.554% 5/11/25	30,000	30,768
1.995% 5/11/27	30,000	31,125
2.236% 5/11/30	30,000	31,054
2.978% 5/11/40	30,000	31,377
3.078% 5/11/50	30,000	31,669
Chevron U.S.A., Inc. 4.95% 8/15/47	74,000	101,624
ConocoPhillips Co. 6.5% 2/1/39	95,000	140,163
Devon Energy Corp. 5% 6/15/45	200,000	236,660
Enbridge, Inc. 3.4% 8/1/51	80,000	82,714
EOG Resources, Inc. 4.375% 4/15/30	390,000	460,656
Equinor ASA:
2.375% 5/22/30	230,000	239,061
2.875% 4/6/25	176,000	187,908
3.625% 9/10/28	70,000	79,009
Exxon Mobil Corp.:
2.019% 8/16/24	170,000	177,345
3.043% 3/1/26	80,000	86,755
3.452% 4/15/51	190,000	210,106
Kinder Morgan, Inc.:
4.3% 3/1/28	183,000	209,011
5.55% 6/1/45	200,000	259,518
Marathon Petroleum Corp. 4.75% 9/15/44	88,000	103,791
MPLX LP:
4.5% 4/15/38	48,000	54,897
4.875% 12/1/24	152,000	169,128
4.9% 4/15/58	50,000	59,506
ONEOK, Inc.:
6.35% 1/15/31	187,000	240,848
7.5% 9/1/23	119,000	133,034
Ovintiv, Inc. 6.5% 2/1/38	20,000	27,633
Phillips 66 Co. 5.875% 5/1/42	54,000	74,093
Sabine Pass Liquefaction LLC 5% 3/15/27	160,000	185,093
Suncor Energy, Inc. 6.85% 6/1/39	58,000	84,942
The Williams Companies, Inc.:
3.75% 6/15/27	26,000	28,882
4.3% 3/4/24	149,000	160,710
Total Capital International SA 3.127% 5/29/50	80,000	82,808
TransCanada PipeLines Ltd. 4.1% 4/15/30	300,000	343,520
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	20,000	21,651
3.95% 5/15/50	50,000	56,341
Valero Energy Corp. 3.4% 9/15/26	50,000	53,835
		4,537,681

TOTAL ENERGY		4,888,177

FINANCIALS - 10.5%
Banks - 6.3%
Banco Santander SA 1.849% 3/25/26	200,000	203,240
Bank of America Corp.:
0.981% 9/25/25 (b)	600,000	601,683
1.734% 7/22/27 (b)	43,000	43,574
2.087% 6/14/29 (b)	310,000	314,457
2.651% 3/11/32 (b)	80,000	82,928
2.676% 6/19/41 (b)	100,000	98,525
2.687% 4/22/32 (b)	43,000	44,688
3.004% 12/20/23 (b)	200,000	206,500
3.458% 3/15/25 (b)	120,000	128,094
3.55% 3/5/24 (b)	250,000	261,069
3.974% 2/7/30 (b)	35,000	39,754
4.083% 3/20/51 (b)	130,000	156,926
4.183% 11/25/27	95,000	106,767
4.271% 7/23/29 (b)	60,000	68,986
4.33% 3/15/50 (b)	50,000	62,501
5.875% 2/7/42	135,000	197,418
Bank of Nova Scotia 4.5% 12/16/25	85,000	96,318
Barclays PLC:
2.852% 5/7/26 (b)	200,000	211,675
3.932% 5/7/25 (b)	200,000	215,538
4.338% 5/16/24 (b)	400,000	424,731
Citigroup, Inc.:
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (b)(c)	190,000	208,819
2.976% 11/5/30 (b)	290,000	308,486
3.106% 4/8/26 (b)	110,000	117,638
3.142% 1/24/23 (b)	50,000	50,547
3.2% 10/21/26	191,000	207,972
3.875% 3/26/25	100,000	109,719
4.125% 7/25/28	154,000	174,184
4.65% 7/30/45	42,000	54,696
4.65% 7/23/48	65,000	86,266
Fifth Third Bancorp 2.55% 5/5/27	100,000	106,114
HSBC Holdings PLC:
2.804% 5/24/32 (b)	40,000	41,299
4.041% 3/13/28 (b)	211,000	235,014
4.292% 9/12/26 (b)	850,000	944,138
HSBC U.S.A., Inc. 3.5% 6/23/24	100,000	107,829
Japan Bank International Cooperation 1.25% 1/21/31	262,000	256,831
JPMorgan Chase & Co.:
0.653% 9/16/24 (b)	1,200,000	1,203,456
0.969% 6/23/25 (b)	180,000	180,531
2.069% 6/1/29 (b)	150,000	152,102
2.083% 4/22/26 (b)	20,000	20,654
2.525% 11/19/41 (b)	110,000	106,775
2.956% 5/13/31 (b)	50,000	52,949
3.559% 4/23/24 (b)	285,000	299,208
4.203% 7/23/29 (b)	30,000	34,461
4.452% 12/5/29 (b)	185,000	216,056
4.493% 3/24/31 (b)	200,000	236,763
4.95% 6/1/45	92,000	122,817
6.4% 5/15/38	86,000	127,581
Lloyds Banking Group PLC:
4.45% 5/8/25	200,000	223,549
4.65% 3/24/26	221,000	250,620
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (b)	200,000	201,276
2.801% 7/18/24	200,000	211,496
3.455% 3/2/23	260,000	272,129
4.286% 7/26/38	73,000	89,494
Mizuho Financial Group, Inc. 2.226% 5/25/26 (b)	400,000	414,611
Oesterreichische Kontrollbank AG:
0.375% 9/17/25	42,000	41,423
2.875% 9/7/21	20,000	20,008
PNC Financial Services Group, Inc.:
1.15% 8/13/26	203,000	204,595
2.2% 11/1/24	80,000	83,945
Rabobank Nederland 5.25% 5/24/41	54,000	76,108
Rabobank Nederland New York Branch 0.375% 1/12/24	500,000	499,235
Royal Bank of Canada 2.55% 7/16/24	100,000	105,435
Royal Bank of Scotland Group PLC:
3.875% 9/12/23	200,000	212,860
4.519% 6/25/24 (b)	600,000	640,637
Santander Holdings U.S.A., Inc. 4.4% 7/13/27	73,000	82,417
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	200,000	202,895
2.142% 9/23/30	64,000	62,804
2.348% 1/15/25	200,000	208,836
3.936% 10/16/23	120,000	128,836
SVB Financial Group 2.1% 5/15/28	67,000	68,455
The Toronto-Dominion Bank 0.55% 3/4/24	400,000	399,974
Truist Financial Corp.:
1.2% 8/5/25	200,000	202,734
1.267% 3/2/27 (b)	53,000	53,164
U.S. Bancorp:
1.375% 7/22/30	380,000	367,907
3.9% 4/26/28	94,000	108,517
Westpac Banking Corp.:
2.894% 2/4/30 (b)	100,000	104,065
4.11% 7/24/34 (b)	200,000	220,837
		15,087,139
Capital Markets - 1.7%
Bank of New York Mellon Corp.:
0.35% 12/7/23	370,000	369,706
1.8% 7/28/31	47,000	46,634
Charles Schwab Corp. 2% 3/20/28	115,000	118,504
Credit Suisse AG 0.495% 2/2/24	400,000	399,627
Deutsche Bank AG New York Branch:
3.3% 11/16/22	100,000	103,300
3.7% 5/30/24	100,000	106,911
4.25% 10/14/21	148,000	148,658
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (b)	230,000	228,683
1.093% 12/9/26 (b)	100,000	99,226
2.383% 7/21/32 (b)	100,000	101,097
2.615% 4/22/32 (b)	65,000	67,088
3.691% 6/5/28 (b)	260,000	288,795
4.411% 4/23/39 (b)	90,000	110,313
6.75% 10/1/37	180,000	262,263
Intercontinental Exchange, Inc.:
1.85% 9/15/32	90,000	86,766
2.65% 9/15/40	90,000	87,680
3.75% 9/21/28	20,000	22,488
Moody's Corp. 4.875% 12/17/48	40,000	53,843
Morgan Stanley:
1.512% 7/20/27 (b)	70,000	70,278
1.593% 5/4/27 (b)	60,000	60,564
1.794% 2/13/32 (b)	70,000	67,673
2.239% 7/21/32 (b)	70,000	70,185
2.699% 1/22/31 (b)	360,000	376,948
3.217% 4/22/42 (b)	60,000	64,322
3.625% 1/20/27	268,000	298,159
3.737% 4/24/24 (b)	200,000	210,526
5.597% 3/24/51 (b)	50,000	75,307
Northern Trust Corp. 1.95% 5/1/30	50,000	51,031
		4,046,575
Consumer Finance - 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.5% 1/15/25	150,000	158,986
Ally Financial, Inc.:
3.05% 6/5/23	90,000	93,583
5.125% 9/30/24	250,000	280,542
5.8% 5/1/25	50,000	57,868
American Express Co.:
2.5% 7/30/24	124,000	130,592
3.4% 2/22/24	80,000	85,419
Discover Financial Services:
3.85% 11/21/22	141,000	146,874
4.5% 1/30/26	102,000	115,152
John Deere Capital Corp.:
3.35% 6/12/24	140,000	150,766
3.45% 3/7/29	60,000	67,577
Synchrony Financial 4.5% 7/23/25	68,000	75,654
Toyota Motor Credit Corp.:
2.15% 9/8/22	500,000	509,663
3% 4/1/25	330,000	353,945
		2,226,621
Diversified Financial Services - 0.9%
AB Svensk Exportkredit 0.25% 9/29/23	200,000	199,498
BP Capital Markets America, Inc.:
3% 2/24/50	180,000	177,944
3.216% 11/28/23	120,000	126,792
3.224% 4/14/24	100,000	106,291
3.796% 9/21/25	50,000	55,231
Brixmor Operating Partnership LP:
4.05% 7/1/30	12,000	13,583
4.125% 5/15/29	9,000	10,254
DH Europe Finance II SARL:
2.2% 11/15/24	30,000	31,315
2.6% 11/15/29	20,000	21,059
3.4% 11/15/49	20,000	22,270
Equitable Holdings, Inc.:
4.35% 4/20/28	100,000	114,856
5% 4/20/48	16,000	20,783
KfW:
0% 4/18/36	125,000	97,479
2.375% 12/29/22	863,000	888,496
2.625% 2/28/24	230,000	242,892
Landwirtschaftliche Rentenbank 3.125% 11/14/23	30,000	31,838
		2,160,581
Insurance - 0.7%
ACE INA Holdings, Inc.:
1.375% 9/15/30	50,000	47,954
3.35% 5/3/26	144,000	158,336
Allstate Corp. 1.45% 12/15/30	230,000	222,172
American International Group, Inc.:
4.375% 6/30/50	50,000	62,649
4.5% 7/16/44	127,000	157,381
5.75% 4/1/48 (b)	60,000	69,255
Aon PLC 4.75% 5/15/45	68,000	87,439
Hartford Financial Services Group, Inc. 2.8% 8/19/29	70,000	74,370
Lincoln National Corp.:
3.8% 3/1/28	76,000	85,303
4.375% 6/15/50	80,000	99,531
Marsh & McLennan Companies, Inc. 4.9% 3/15/49	33,000	45,443
MetLife, Inc.:
4.125% 8/13/42	60,000	72,621
4.55% 3/23/30	200,000	241,049
Progressive Corp. 4.2% 3/15/48	10,000	12,623
Prudential Financial, Inc. 4.35% 2/25/50	140,000	178,745
The Travelers Companies, Inc. 5.35% 11/1/40	75,000	105,934
Willis Group North America, Inc. 2.95% 9/15/29	93,000	98,721
		1,819,526

TOTAL FINANCIALS		25,340,442

HEALTH CARE - 2.8%
Biotechnology - 0.6%
AbbVie, Inc.:
2.6% 11/21/24	10,000	10,537
2.95% 11/21/26	10,000	10,777
3.2% 11/21/29	20,000	21,860
3.6% 5/14/25	180,000	195,664
4.05% 11/21/39	10,000	11,750
4.25% 11/21/49	310,000	376,057
4.7% 5/14/45	50,000	63,083
4.875% 11/14/48	120,000	157,132
Amgen, Inc.:
3.375% 2/21/50	30,000	32,048
4.4% 5/1/45	178,000	219,131
Biogen, Inc. 3.25% 2/15/51 (a)	67,000	67,468
Gilead Sciences, Inc.:
2.8% 10/1/50	110,000	106,861
3.65% 3/1/26	175,000	192,928
4.8% 4/1/44	52,000	66,772
		1,532,068
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co.:
2.823% 5/20/30	140,000	148,232
3.363% 6/6/24	25,000	26,695
Boston Scientific Corp. 2.65% 6/1/30	161,000	167,620
Danaher Corp. 2.6% 10/1/50	80,000	78,126
Medtronic, Inc. 4.375% 3/15/35	157,000	197,085
		617,758
Health Care Providers & Services - 1.1%
Aetna, Inc. 4.75% 3/15/44	40,000	50,552
Anthem, Inc.:
2.375% 1/15/25	190,000	198,804
3.65% 12/1/27	240,000	268,609
3.7% 9/15/49	10,000	11,280
4.101% 3/1/28	100,000	114,332
Cigna Corp.:
1.25% 3/15/26	85,000	85,490
2.375% 3/15/31	100,000	102,656
3.75% 7/15/23	8,000	8,473
4.125% 11/15/25	12,000	13,407
4.375% 10/15/28	20,000	23,337
4.8% 8/15/38	69,000	86,318
4.8% 7/15/46	60,000	76,783
4.9% 12/15/48	19,000	24,856
CVS Health Corp.:
2.7% 8/21/40	160,000	157,116
4.3% 3/25/28	150,000	172,709
4.78% 3/25/38	42,000	52,268
5.05% 3/25/48	60,000	79,420
HCA Holdings, Inc. 4.125% 6/15/29	289,000	326,966
Humana, Inc. 4.875% 4/1/30	114,000	138,350
UnitedHealth Group, Inc.:
1.25% 1/15/26	25,000	25,319
2% 5/15/30	80,000	81,232
2.3% 5/15/31	126,000	130,480
2.375% 8/15/24	50,000	52,684
2.9% 5/15/50	36,000	37,264
3.7% 8/15/49	20,000	23,262
6.875% 2/15/38	185,000	287,662
		2,629,629
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.6% 10/1/29	150,000	158,106
Pharmaceuticals - 0.7%
AstraZeneca Finance LLC:
1.2% 5/28/26	90,000	90,476
2.25% 5/28/31	90,000	92,925
AstraZeneca PLC 4.375% 8/17/48	66,000	85,575
Bristol-Myers Squibb Co.:
2.35% 11/13/40	160,000	155,268
3.25% 2/20/23	124,000	129,104
3.4% 7/26/29	50,000	56,233
4.125% 6/15/39	50,000	60,852
4.55% 2/20/48	70,000	92,064
Eli Lilly & Co. 2.25% 5/15/50	70,000	65,345
GlaxoSmithKline Capital, Inc.:
3.375% 5/15/23	150,000	157,705
6.375% 5/15/38	62,000	93,390
Johnson & Johnson:
0.55% 9/1/25	60,000	59,479
1.3% 9/1/30	60,000	58,896
2.1% 9/1/40	60,000	57,990
2.45% 9/1/60	60,000	58,333
Merck & Co., Inc.:
2.45% 6/24/50	180,000	172,965
2.9% 3/7/24	150,000	158,535
Mylan NV 5.2% 4/15/48	83,000	103,375
		1,748,510

TOTAL HEALTH CARE		6,686,071

INDUSTRIALS - 1.4%
Air Freight & Logistics - 0.2%
FedEx Corp.:
3.25% 4/1/26	152,000	165,711
4.95% 10/17/48	78,000	102,834
United Parcel Service, Inc.:
3.75% 11/15/47	58,000	69,625
5.3% 4/1/50	110,000	163,232
		501,402
Building Products - 0.3%
Carrier Global Corp. 2.242% 2/15/25	620,000	646,015
Masco Corp.:
2% 2/15/31	29,000	28,685
3.125% 2/15/51	14,000	14,086
		688,786
Commercial Services & Supplies - 0.1%
Republic Services, Inc. 1.75% 2/15/32	200,000	193,024
Waste Management, Inc. 2.5% 11/15/50	70,000	66,495
		259,519
Electrical Equipment - 0.1%
Eaton Corp. 2.75% 11/2/22	137,000	140,870
Industrial Conglomerates - 0.1%
3M Co.:
2.375% 8/26/29	86,000	90,596
2.65% 4/15/25	8,000	8,503
3.05% 4/15/30	7,000	7,698
3.7% 4/15/50	8,000	9,523
Roper Technologies, Inc.:
1% 9/15/25	30,000	29,930
1.4% 9/15/27	30,000	29,892
1.75% 2/15/31	30,000	29,043
2% 6/30/30	110,000	109,636
		314,821
Machinery - 0.2%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	40,000	40,097
1.1% 9/14/27	40,000	39,894
2.4% 8/9/26	140,000	149,299
Caterpillar, Inc. 3.25% 9/19/49	50,000	55,628
Deere & Co. 2.875% 9/7/49	80,000	85,014
Parker Hannifin Corp. 2.7% 6/14/24	60,000	63,035
		432,967
Road & Rail - 0.3%
Canadian National Railway Co.:
2.45% 5/1/50	40,000	37,035
2.75% 3/1/26	141,000	150,986
CSX Corp.:
2.5% 5/15/51	115,000	106,168
4.5% 3/15/49	70,000	89,243
Norfolk Southern Corp.:
2.9% 6/15/26	100,000	108,053
3.155% 5/15/55	85,000	87,639
Union Pacific Corp.:
2.891% 4/6/36 (a)	25,000	26,267
3.839% 3/20/60	132,000	153,693
		759,084
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
3% 2/1/30	55,000	56,336
3.75% 2/1/22	138,000	139,127
4.625% 10/1/28	52,000	59,050
		254,513

TOTAL INDUSTRIALS		3,351,962

INFORMATION TECHNOLOGY - 2.4%
Communications Equipment - 0.1%
Cisco Systems, Inc. 5.5% 1/15/40	135,000	190,660
Electronic Equipment & Components - 0.2%
Corning, Inc. 5.35% 11/15/48	20,000	27,863
Dell International LLC/EMC Corp.:
4% 7/15/24	144,000	156,307
4.9% 10/1/26	30,000	34,717
5.3% 10/1/29	80,000	97,396
8.1% 7/15/36	40,000	61,348
8.35% 7/15/46	134,000	219,916
		597,547
IT Services - 0.4%
Fidelity National Information Services, Inc.:
1.15% 3/1/26	68,000	67,665
2.25% 3/1/31	50,000	50,453
Fiserv, Inc.:
3.5% 7/1/29	40,000	43,939
4.4% 7/1/49	120,000	146,823
Global Payments, Inc. 1.2% 3/1/26	122,000	121,228
IBM Corp.:
2.95% 5/15/50	100,000	100,964
3.45% 2/19/26	166,000	183,340
MasterCard, Inc.:
3.3% 3/26/27	13,000	14,429
3.35% 3/26/30	18,000	20,324
3.85% 3/26/50	15,000	18,309
PayPal Holdings, Inc.:
1.65% 6/1/25	20,000	20,591
2.3% 6/1/30	50,000	51,989
The Western Union Co. 2.85% 1/10/25	20,000	21,076
Visa, Inc.:
1.9% 4/15/27	43,000	44,695
2.05% 4/15/30	70,000	72,285
2.7% 4/15/40	50,000	51,987
		1,030,097
Semiconductors & Semiconductor Equipment - 0.5%
Applied Materials, Inc. 4.35% 4/1/47	26,000	33,317
Broadcom, Inc. 3.469% 4/15/34 (a)	400,000	423,483
Intel Corp.:
2.45% 11/15/29	50,000	52,747
3.7% 7/29/25	140,000	154,206
4.75% 3/25/50	150,000	200,802
Lam Research Corp. 2.875% 6/15/50	50,000	51,504
NVIDIA Corp. 2% 6/15/31	215,000	216,939
		1,132,998
Software - 0.6%
Microsoft Corp.:
2.525% 6/1/50	180,000	179,566
2.921% 3/17/52	276,000	296,799
Oracle Corp.:
2.5% 4/1/25	60,000	62,940
2.65% 7/15/26	242,000	256,309
2.95% 4/1/30	80,000	84,815
3.6% 4/1/50	310,000	323,337
3.85% 4/1/60	170,000	182,697
VMware, Inc. 1.4% 8/15/26	97,000	96,878
		1,483,341
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.:
0.55% 8/20/25	200,000	198,308
0.7% 2/8/26	160,000	159,086
1.25% 8/20/30	200,000	192,763
1.7% 9/11/22	120,000	121,855
1.7% 8/5/31	52,000	51,466
2.375% 2/8/41	160,000	157,046
2.85% 8/5/61	51,000	50,910
2.95% 9/11/49	90,000	93,597
3.85% 5/4/43	177,000	211,114
HP, Inc. 6% 9/15/41	170,000	224,734
		1,460,879

TOTAL INFORMATION TECHNOLOGY		5,895,522

MATERIALS - 0.7%
Chemicals - 0.6%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	50,000	51,281
2.05% 5/15/30	20,000	20,540
2.8% 5/15/50	20,000	20,447
DuPont de Nemours, Inc.:
4.205% 11/15/23	20,000	21,544
4.725% 11/15/28	20,000	23,828
5.419% 11/15/48	62,000	87,716
Ecolab, Inc. 1.3% 1/30/31	125,000	119,856
LYB International Finance BV 4% 7/15/23	77,000	81,919
LYB International Finance II BV 3.5% 3/2/27	90,000	99,014
LYB International Finance III LLC:
3.375% 10/1/40	50,000	52,864
3.625% 4/1/51	50,000	54,291
Nutrien Ltd.:
3.95% 5/13/50	100,000	117,411
4.2% 4/1/29	6,000	6,916
5% 4/1/49	11,000	14,815
Sherwin-Williams Co.:
3.45% 6/1/27	300,000	331,415
4.5% 6/1/47	54,000	67,646
The Dow Chemical Co.:
2.1% 11/15/30	100,000	100,658
4.8% 5/15/49	40,000	51,923
5.55% 11/30/48	30,000	42,548
The Mosaic Co. 4.25% 11/15/23	131,000	140,175
		1,506,807
Containers & Packaging - 0.0%
International Paper Co. 4.35% 8/15/48	30,000	37,585
Metals & Mining - 0.1%
Newmont Corp. 5.45% 6/9/44	50,000	69,296

TOTAL MATERIALS		1,613,688

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc. 3% 5/18/51	100,000	99,511
American Tower Corp.:
1.3% 9/15/25	40,000	40,186
2.1% 6/15/30	60,000	59,334
3.1% 6/15/50	60,000	59,570
Boston Properties, Inc. 3.25% 1/30/31	107,000	115,264
Crown Castle International Corp.:
1.35% 7/15/25	23,000	23,168
2.25% 1/15/31	30,000	29,767
3.15% 7/15/23	100,000	104,710
3.25% 1/15/51	47,000	47,699
Duke Realty LP 1.75% 2/1/31	100,000	96,834
ERP Operating LP 4.5% 7/1/44	50,000	64,008
Healthpeak Properties, Inc. 2.875% 1/15/31	210,000	221,971
Kimco Realty Corp.:
1.9% 3/1/28	110,000	110,894
2.8% 10/1/26	150,000	159,411
Prologis LP 1.625% 3/15/31	100,000	98,003
Simon Property Group LP:
2.2% 2/1/31	100,000	99,701
2.65% 7/15/30	50,000	52,153
2.75% 6/1/23	75,000	77,699
3.375% 12/1/27	75,000	82,565
UDR, Inc. 2.1% 6/15/33	35,000	33,895
Ventas Realty LP 4.875% 4/15/49	80,000	100,905
Welltower, Inc. 4.95% 9/1/48	36,000	46,551
		1,823,799
Real Estate Management & Development - 0.0%
Digital Realty Trust LP 3.7% 8/15/27	26,000	29,146

TOTAL REAL ESTATE		1,852,945

UTILITIES - 1.2%
Electric Utilities - 0.7%
Appalachian Power Co. 4.5% 3/1/49	85,000	106,526
CenterPoint Energy Houston Electric LLC 3.35% 4/1/51	90,000	100,439
Commonwealth Edison Co. 4% 3/1/48	86,000	103,253
Duke Energy Florida LLC 6.4% 6/15/38	100,000	147,509
Eversource Energy:
2.55% 3/15/31	125,000	129,965
2.9% 10/1/24	70,000	74,263
Exelon Corp.:
3.4% 4/15/26	70,000	76,371
4.7% 4/15/50	42,000	53,747
FirstEnergy Corp.:
1.6% 1/15/26	25,000	24,750
2.25% 9/1/30	100,000	99,000
Indiana Michigan Power Co. 3.25% 5/1/51	20,000	21,410
Interstate Power and Light Co. 2.3% 6/1/30	27,000	27,441
Northern States Power Co. 2.9% 3/1/50	110,000	114,426
Oncor Electric Delivery Co. LLC 0.55% 10/1/25	83,000	81,493
PacifiCorp 5.75% 4/1/37	110,000	150,968
PPL Capital Funding, Inc.:
3.1% 5/15/26	80,000	86,060
4% 9/15/47	30,000	35,647
PPL Electric Utilities Corp. 3% 10/1/49	30,000	31,915
Public Service Electric & Gas Co. 3.6% 12/1/47	87,000	99,451
Tampa Electric Co. 4.45% 6/15/49	35,000	45,225
Wisconsin Electric Power Co. 1.7% 6/15/28	130,000	130,280
		1,740,139
Independent Power and Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC 3.25% 6/1/25	200,000	214,984
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. 3.85% 2/1/24	33,000	35,305
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	44,000	50,074
3.95% 4/1/50	130,000	150,903
Consumers Energy Co. 2.65% 8/15/52	100,000	98,035
NiSource, Inc.:
0.95% 8/15/25	100,000	99,304
1.7% 2/15/31	100,000	95,851
3.95% 3/30/48	52,000	60,088
Puget Energy, Inc. 4.1% 6/15/30	67,000	75,136
Sempra Energy:
3.4% 2/1/28	26,000	28,360
3.8% 2/1/38	30,000	33,626
4% 2/1/48	86,000	97,274
		823,956
Water Utilities - 0.0%
American Water Capital Corp. 6.593% 10/15/37	64,000	95,954

TOTAL UTILITIES		2,875,033

TOTAL NONCONVERTIBLE BONDS
(Cost $62,314,033)		64,814,600

U.S. Government and Government Agency Obligations - 41.9%
U.S. Government Agency Obligations - 1.3%
Fannie Mae:
0.375% 8/25/25	$95,000	$94,161
0.5% 6/17/25	240,000	239,382
0.625% 4/22/25	82,000	82,220
0.75% 10/8/27	125,000	123,138
0.875% 8/5/30	83,000	79,472
1.625% 10/15/24	70,000	72,583
1.75% 7/2/24	220,000	228,444
2.875% 9/12/23	150,000	158,045
6.625% 11/15/30	229,000	332,616
Federal Home Loan Bank:
0.375% 9/4/25	70,000	69,267
0.5% 4/14/25	105,000	104,684
1.5% 8/15/24	50,000	51,654
2.5% 2/13/24	80,000	84,338
3.25% 6/9/28	55,000	62,452
3.25% 11/16/28	10,000	11,436
Freddie Mac:
0.25% 8/24/23	250,000	250,087
0.25% 12/4/23	375,000	374,898
0.375% 7/21/25	160,000	158,638
0.375% 9/23/25	93,000	92,023
1.5% 2/12/25	120,000	124,096
2.375% 1/13/22	253,000	255,075

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		3,048,709

U.S. Treasury Obligations - 40.6%
U.S. Treasury Bonds:
1.125% 5/15/40	2,858,000	2,546,076
1.125% 8/15/40	2,245,000	1,992,964
1.25% 5/15/50	2,102,000	1,781,938
1.375% 11/15/40	1,314,000	1,216,271
1.375% 8/15/50	1,239,000	1,083,738
1.625% 11/15/50	1,136,000	1,056,968
1.875% 2/15/41	1,559,000	1,570,936
1.875% 2/15/51	536,000	529,133
2% 2/15/50	140,000	142,253
2% 8/15/51	329,000	334,860
2.25% 5/15/41	161,000	172,270
2.25% 8/15/46	6,000	6,401
2.25% 8/15/49	34,000	36,403
2.375% 11/15/49	1,000	1,100
2.375% 5/15/51	662,000	731,096
2.5% 2/15/45	410,000	456,750
2.5% 2/15/46	89,000	99,391
2.5% 5/15/46	83,000	92,749
2.75% 8/15/42	41,000	47,438
2.75% 11/15/42	4,000	4,628
2.75% 11/15/47	23,000	26,990
2.875% 5/15/43	177,000	208,936
2.875% 8/15/45	165,000	196,228
2.875% 5/15/49	12,000	14,472
3% 5/15/42	13,000	15,623
3% 11/15/44	667,000	806,757
3% 5/15/45	1,171,000	1,420,386
3% 11/15/45	188,000	228,677
3% 5/15/47	87,000	106,568
3% 2/15/48	4,000	4,912
3% 8/15/48	28,000	34,447
3% 2/15/49	20,000	24,683
3.125% 11/15/41	75,000	91,731
3.125% 2/15/43	185,000	226,697
3.125% 8/15/44	948,000	1,168,447
3.125% 5/15/48	57,000	71,622
3.375% 5/15/44	198,000	253,293
3.375% 11/15/48	32,000	42,071
3.625% 8/15/43	332,000	438,188
3.625% 2/15/44	136,000	180,200
3.75% 8/15/41	48,000	63,902
3.75% 11/15/43	39,000	52,484
3.875% 8/15/40	20,000	26,930
4.375% 11/15/39	24,000	34,145
4.375% 5/15/40	45,000	64,297
4.5% 2/15/36	156,000	218,089
4.5% 5/15/38	95,000	135,535
5% 5/15/37	10,000	14,848
U.S. Treasury Notes:
0.125% 4/30/22	1,166,000	1,166,455
0.125% 5/31/22	1,000	1,000
0.125% 7/31/22	112,000	112,044
0.125% 9/30/22	199,000	199,078
0.125% 10/31/22	745,000	745,116
0.125% 11/30/22	3,147,000	3,147,738
0.125% 1/31/23	636,000	635,901
0.125% 3/31/23	1,215,000	1,214,383
0.125% 5/15/23	261,000	260,796
0.125% 7/15/23	2,064,000	2,061,662
0.125% 7/31/23	1,171,000	1,169,628
0.125% 8/15/23	1,059,000	1,057,469
0.125% 9/15/23	126,000	125,744
0.125% 10/15/23	1,596,000	1,592,197
0.125% 2/15/24	65,000	64,733
0.25% 4/15/23	471,000	471,699
0.25% 6/15/23	2,855,000	2,858,011
0.25% 11/15/23	252,000	252,010
0.25% 3/15/24	108,000	107,827
0.25% 5/15/24	1,055,000	1,052,156
0.25% 5/31/25	1,383,000	1,366,145
0.25% 6/30/25	277,000	273,451
0.25% 7/31/25	2,639,000	2,602,817
0.25% 8/31/25	753,000	741,852
0.25% 9/30/25	1,104,000	1,086,707
0.25% 10/31/25	1,359,000	1,336,332
0.375% 3/31/22	206,000	206,370
0.375% 4/15/24	301,000	301,306
0.375% 7/15/24	100,000	99,984
0.375% 4/30/25	1,070,000	1,062,936
0.375% 11/30/25	1,641,000	1,620,872
0.375% 12/31/25	497,000	490,457
0.375% 1/31/26	781,000	769,926
0.375% 7/31/27	1,248,000	1,208,903
0.375% 9/30/27	1,808,000	1,746,274
0.5% 3/31/25	1,512,000	1,510,228
0.5% 5/31/27	1,798,000	1,757,475
0.5% 6/30/27	1,571,000	1,534,609
0.5% 8/31/27	1,129,000	1,100,113
0.5% 10/31/27	289,000	280,872
0.625% 3/31/27	808,000	797,427
0.625% 11/30/27	789,000	771,956
0.625% 12/31/27	338,000	330,369
0.625% 5/15/30	2,790,000	2,649,737
0.625% 8/15/30	204,000	193,202
0.75% 3/31/26	1,215,000	1,216,519
0.75% 4/30/26	1,041,000	1,041,813
0.75% 1/31/28	263,000	258,798
0.875% 6/30/26	430,000	432,385
0.875% 11/15/30	1,744,000	1,685,276
1% 7/31/28	852,000	847,740
1.125% 9/30/21	209,000	209,178
1.125% 2/28/22	35,000	35,186
1.125% 2/28/25	328,000	334,919
1.125% 2/28/27	231,000	234,375
1.125% 2/29/28	1,011,000	1,018,227
1.125% 2/15/31	432,000	426,195
1.25% 8/31/24	511,000	523,915
1.25% 3/31/28	653,000	662,234
1.25% 4/30/28	659,000	667,933
1.25% 6/30/28	1,154,000	1,168,245
1.375% 1/31/22	627,000	630,404
1.375% 2/15/23	479,000	487,644
1.375% 1/31/25	956,000	984,344
1.375% 8/31/26	695,000	715,416
1.5% 9/30/21	219,000	219,252
1.5% 10/31/21	81,000	81,192
1.5% 11/30/21	295,000	296,054
1.5% 8/15/22	299,000	303,053
1.5% 9/15/22	69,000	70,008
1.5% 9/30/24	905,000	935,013
1.5% 10/31/24	556,000	574,700
1.5% 11/30/24	573,000	592,316
1.5% 8/15/26	574,000	594,202
1.5% 1/31/27	129,000	133,520
1.625% 8/31/22	180,000	182,777
1.625% 11/15/22	706,000	718,851
1.625% 12/15/22	243,000	247,718
1.625% 9/30/26	463,000	482,171
1.625% 10/31/26	215,000	223,919
1.625% 11/30/26	136,000	141,647
1.625% 8/15/29	176,000	182,236
1.625% 5/15/31	467,000	481,521
1.75% 6/15/22	173,000	175,271
1.75% 7/15/22	551,000	559,028
1.75% 6/30/24	251,000	260,795
1.75% 7/31/24	661,000	687,259
1.75% 12/31/24	707,000	736,882
1.75% 12/31/26	188,000	197,048
1.75% 11/15/29	85,000	88,825
1.875% 7/31/22	90,000	91,480
1.875% 6/30/26	88,000	92,661
1.875% 7/31/26	238,000	250,737
2% 10/31/22	7,000	7,154
2% 5/31/24	108,000	112,864
2% 11/15/26	110,000	116,682
2.125% 5/15/22	168,000	170,422
2.125% 12/31/22	140,000	143,713
2.125% 3/31/24	269,000	281,494
2.25% 4/15/22	255,000	258,446
2.25% 4/30/24	309,000	324,643
2.25% 3/31/26	92,000	98,357
2.25% 2/15/27	134,000	144,013
2.25% 8/15/27	535,000	576,149
2.25% 11/15/27	100,000	107,781
2.375% 3/15/22	234,000	236,925
2.375% 2/29/24	867,000	911,739
2.375% 5/15/27	22,000	23,823
2.375% 5/15/29	16,000	17,454
2.5% 1/15/22	743,000	749,704
2.5% 2/15/22	636,000	643,031
2.5% 3/31/23	163,000	169,036
2.5% 1/31/24	495,000	521,278
2.625% 12/15/21	470,000	473,475
2.625% 6/30/23	10,000	10,445
2.625% 12/31/23	800,000	843,625
2.625% 12/31/25	5,000	5,416
2.625% 2/15/29	57,000	63,154
2.75% 5/31/23	142,000	148,384
2.75% 7/31/23	232,000	243,301
2.75% 8/31/23	85,000	89,293
2.75% 6/30/25	82,000	88,723
2.75% 2/15/28	492,000	545,928
2.875% 10/15/21	222,000	222,755
2.875% 11/15/21	157,000	157,905
2.875% 9/30/23	177,000	186,700
2.875% 10/31/23	712,000	752,412
2.875% 11/30/23	244,000	258,335
2.875% 5/31/25	10,000	10,852
2.875% 11/30/25	31,000	33,876
2.875% 5/15/28	323,000	361,609
2.875% 8/15/28	61,000	68,406
3% 10/31/25	74,000	81,177
3.125% 11/15/28	155,000	176,894

TOTAL U.S. TREASURY OBLIGATIONS		97,828,743

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $100,246,591)		100,877,452

U.S. Government Agency - Mortgage Securities - 29.5%
Fannie Mae - 10.7%
2% 7/1/35 to 3/1/51	8,063,496	8,230,143
2.5% 12/1/22 to 4/1/51	4,100,286	4,277,461
3% 12/1/25 to 4/1/50	6,041,580	6,374,749
4% 6/1/34 to 10/1/49	1,591,669	1,711,543
4.5% 1/1/48 to 8/1/50	967,729	1,044,482
5% 4/1/25 to 12/1/49	277,300	303,663
5.5% 1/1/49	111,269	124,866
3.5% 1/1/22 to 11/1/49	3,555,433	3,801,311

TOTAL FANNIE MAE		25,868,218

Freddie Mac - 6.7%
1.5% 6/1/51 to 7/1/51	897,076	882,633
2% 2/1/36 to 8/1/51	4,902,206	4,990,715
2.5% 3/1/33 to 9/1/51	4,499,830	4,683,622
3% 11/1/26 to 4/1/50	518,018	548,220
3.5% 9/1/33 to 3/1/50	1,739,277	1,862,443
4% 2/1/34 to 12/1/49	1,884,897	2,026,682
4.5% 8/1/48 to 4/1/50	524,714	566,267
5% 12/1/48 to 5/1/50	425,960	465,700
5.5% 6/1/49	105,342	117,606

TOTAL FREDDIE MAC		16,143,888

Ginnie Mae - 6.0%
2% 3/20/51 to 7/20/51	2,225,587	2,274,537
2% 9/1/51(d)	150,000	153,168
2% 9/1/51 (d)	200,000	204,224
2% 9/1/51 (d)	300,000	306,336
2% 10/1/51 (d)	50,000	50,966
2% 10/1/51 (d)	100,000	101,932
2.5% 12/20/49 to 5/20/51	2,928,690	3,037,505
2.5% 9/1/51 (d)	200,000	207,394
3% 7/20/42 to 8/20/50	2,619,464	2,746,146
3% 9/1/51 (d)	50,000	52,270
3% 9/1/51 (d)	50,000	52,270
3% 9/1/51 (d)	100,000	104,539
3% 9/1/51 (d)	50,000	52,270
3% 9/1/51 (d)	50,000	52,270
3% 9/1/51 (d)	50,000	52,270
3% 10/1/51 (d)	100,000	104,352
3.5% 2/20/46 to 3/20/50	2,122,675	2,243,644
3.5% 9/1/51 (d)	100,000	105,227
3.5% 9/1/51 (d)	50,000	52,613
3.5% 9/1/51 (d)	25,000	26,307
3.5% 9/1/51 (d)	25,000	26,307
3.5% 9/1/51 (d)	100,000	105,227
3.5% 9/1/51 (d)	50,000	52,613
3.5% 9/1/51 (d)	50,000	52,613
4% 4/20/47 to 12/20/50	1,197,984	1,270,358
4.5% 8/20/48 to 4/20/50	577,934	618,105
5% 12/20/47 to 3/20/50	199,642	215,428
5.5% 12/20/48	25,790	28,366

TOTAL GINNIE MAE		14,349,257

Uniform Mortgage Backed Securities - 6.1%
1.5% 9/1/36 (d)	400,000	406,306
1.5% 9/1/36 (d)	400,000	406,306
1.5% 9/1/36 (d)	1,100,000	1,117,342
1.5% 9/1/36 (d)	100,000	101,577
1.5% 9/1/36 (d)	700,000	711,036
1.5% 9/1/51 (d)	700,000	688,068
1.5% 9/1/51 (d)	400,000	393,181
1.5% 9/1/51 (d)	50,000	49,148
1.5% 9/1/51 (d)	50,000	49,148
1.5% 9/1/51 (d)	500,000	491,477
1.5% 10/1/51 (d)	650,000	637,752
1.5% 10/1/51 (d)	250,000	245,289
1.5% 10/1/51 (d)	50,000	49,058
1.5% 10/1/51 (d)	100,000	98,116
1.5% 10/1/51 (d)	50,000	49,058
2% 9/1/36 (d)	200,000	206,982
2% 9/1/51 (d)	200,000	202,848
2% 9/1/51 (d)	150,000	152,136
2% 9/1/51 (d)	100,000	101,424
2% 9/1/51 (d)	900,000	912,818
2% 9/1/51 (d)	150,000	152,136
2% 9/1/51 (d)	150,000	152,136
2% 9/1/51 (d)	50,000	50,712
2% 9/1/51 (d)	50,000	50,712
2% 9/1/51 (d)	150,000	152,136
2% 9/1/51 (d)	150,000	152,136
2% 9/1/51 (d)	200,000	202,848
2% 9/1/51 (d)	300,000	304,273
2% 10/1/51 (d)	50,000	50,618
2% 10/1/51 (d)	50,000	50,618
2% 10/1/51 (d)	150,000	151,855
2% 10/1/51 (d)	150,000	151,855
2% 10/1/51 (d)	150,000	151,855
2% 10/1/51 (d)	100,000	101,237
2% 10/1/51 (d)	150,000	151,855
2% 10/1/51 (d)	250,000	253,092
2.5% 9/1/51 (d)	425,000	441,469
2.5% 9/1/51 (d)	100,000	103,875
2.5% 9/1/51 (d)	50,000	51,938
2.5% 9/1/51 (d)	700,000	727,125
2.5% 9/1/51 (d)	350,000	363,563
2.5% 9/1/51 (d)	150,000	155,813
2.5% 9/1/51 (d)	250,000	259,688
2.5% 10/1/51 (d)	350,000	362,852
2.5% 10/1/51 (d)	250,000	259,180
3% 9/1/36 (d)	100,000	105,426
3% 9/1/51 (d)	250,000	261,504
3% 9/1/51 (d)	150,000	156,902
3% 9/1/51 (d)	100,000	104,602
3% 9/1/51 (d)	400,000	418,406
3% 9/1/51 (d)	250,000	261,504
3% 9/1/51 (d)	150,000	156,902
3% 9/1/51 (d)	250,000	261,504
3% 10/1/51 (d)	250,000	261,367
3.5% 9/1/51 (d)	200,000	211,563
4% 9/1/51 (d)	200,000	214,288
4.5% 9/1/51 (d)	100,000	108,148

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		14,596,763

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $70,598,040)		70,958,126

Asset-Backed Securities - 0.3%
Capital One Multi-Asset Execution Trust Series 2019-A3 Class A3, 2.06% 8/15/28	$32,000	$33,668
CarMax Auto Owner Trust:
Series 2018-3 Class A3, 3.13% 6/15/23	5,123	5,160
Series 2021-1 Class A3, 0.34% 12/15/25	110,000	109,933
Citibank Credit Card Issuance Trust Series 2018-A7 Class A7, 3.96% 10/13/30	100,000	117,667
Ford Credit Auto Lease Trust Series 2021-A Class A3, 0.26% 2/15/24	110,000	110,077
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	15,000	17,227
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	107,000	107,121
Mercedes-Benz Auto Lease Trust Series 2021-A Class A3, 0.25% 1/16/24	110,000	110,016
TOTAL ASSET-BACKED SECURITIES
(Cost $610,156)		610,869

Commercial Mortgage Securities - 1.5%
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	100,000	107,287
Series 2020-BN25 Class A5, 2.649% 1/15/63	80,000	85,020
Series 2020-BN28 Class A4, 1.844% 3/15/63	120,000	119,667
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	140,000	139,448
Series 2021-B24 Class A5, 2.5843% 3/15/54	50,000	52,692
Series 2019-B12 Class A5, 3.1156% 8/15/52	50,000	54,795
Series 2019-B9 Class A5, 4.0156% 3/15/52	60,000	69,094
Citigroup Commercial Mortgage Trust sequential payer Series 2018-B2 Class A4, 4.009% 3/10/51	250,000	285,477
COMM Mortgage Trust sequential payer Series 2013-CR13 Class A3, 3.928% 11/10/46	115,543	122,065
CSAIL Commercial Mortgage Trust sequential payer Series 2019-C17:
Class A4, 2.7628% 9/15/52	75,000	79,434
Class A5, 3.0161% 9/15/52	75,000	81,015
Freddie Mac:
sequential payer:
Series 2020-K104 Class A2, 2.253% 2/25/52	200,000	213,312
Series 2020-K116 Class A2, 1.378% 7/25/30	260,000	259,249
Series 2020-K117 Class A2, 1.406% 8/25/30	200,000	199,778
Series 2020-K118 Class A2, 1.493% 9/25/30	200,000	201,144
Series 2020-K121 Class A2, 1.547% 10/25/30	40,000	40,386
Series 2021-K125 Class A2, 1.846% 1/25/31	50,000	51,734
Series 2021-K128 Class A2, 2.02% 3/25/31	50,000	52,398
Series 2021-K130 Class A2, 1.723% 6/25/31	100,000	102,211
Series K057 Class A2, 2.57% 7/25/26	80,000	85,770
Series K080 Class A2, 3.926% 7/25/28	60,000	70,156
Series 2021-K123 Class A2, 1.621% 12/25/30	130,000	131,921
Series K-1510 Class A2, 3.718% 1/25/31	41,000	48,441
Series K068 Class A2, 3.244% 8/25/27	70,000	78,197
Series K094 Class A2, 2.903% 6/25/29	110,000	122,170
GS Mortgage Securities Trust sequential payer Series 2020-GC45 Class A5, 2.9106% 2/13/53	100,000	107,965
JPMBB Commercial Mortgage Securities Trust sequential payer Series 2014-C24 Class A5, 3.6385% 11/15/47	100,000	107,665
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2020-COR7 Class A5, 2.1798% 5/13/53	116,000	118,550
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	30,000	31,878
UBS Commercial Mortgage Trust sequential payer Series 2019-C16 Class A4, 3.6048% 4/15/52	100,000	111,364
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	75,000	80,878
Series 2019-C54 Class A4, 3.146% 12/15/52	100,000	109,764
Series 2020-C55 Class A5, 2.725% 2/15/53	27,000	28,767
Series 2018-C48 Class A5, 4.302% 1/15/52	65,000	75,920
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $3,542,033)		3,625,612

Foreign Government and Government Agency Obligations - 2.5%
Alberta Province:
1.3% 7/22/30	216,000	210,103
2.95% 1/23/24	110,000	116,658
Chilean Republic:
2.55% 7/27/33	200,000	203,594
3.24% 2/6/28	230,000	249,881
3.25% 9/14/21	134,000	134,268
Export Development Canada 2.625% 2/21/24	100,000	105,631
Hungarian Republic:
5.375% 2/21/23	134,000	143,531
5.375% 3/25/24	32,000	35,866
Indonesian Republic 2.85% 2/14/30	400,000	420,325
Israeli State 3.375% 1/15/50	100,000	108,940
Italian Republic:
1.25% 2/17/26	455,000	451,506
2.375% 10/17/24	200,000	208,097
Korean Republic 2.75% 1/19/27	200,000	217,241
Manitoba Province 2.6% 4/16/24	180,000	189,895
Ontario Province:
1.125% 10/7/30	224,000	216,173
2.3% 6/15/26	107,000	113,945
Panamanian Republic:
3.16% 1/23/30	400,000	423,075
4% 9/22/24	48,000	51,924
Peruvian Republic:
1.862% 12/1/32	185,000	173,819
2.78% 12/1/60	65,000	58,208
5.625% 11/18/50	10,000	13,874
7.35% 7/21/25	113,000	138,022
Philippine Republic:
1.648% 6/10/31	205,000	201,179
2.65% 12/10/45	200,000	192,788
Polish Government:
3.25% 4/6/26	53,000	58,343
5% 3/23/22	136,000	139,566
Quebec Province 2.375% 1/31/22	350,000	353,210
United Mexican States:
3.25% 4/16/30	200,000	209,725
3.75% 1/11/28	200,000	221,038
3.771% 5/24/61	250,000	238,250
4% 10/2/23	26,000	27,963
5.55% 1/21/45	45,000	55,302
7.5% 4/8/33	55,000	78,317
Uruguay Republic:
4.125% 11/20/45	20,000	23,948
4.375% 10/27/27	15,000	17,361
4.375% 1/23/31	128,116	151,001
4.975% 4/20/55	63,000	82,877
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,983,008)		6,035,444

Supranational Obligations - 1.5%
African Development Bank 0.875% 7/22/26	80,000	80,125
Asian Development Bank:
0.5% 2/4/26	200,000	197,798
2.5% 11/2/27	156,000	169,775
2.75% 3/17/23	540,000	561,352
Corporacion Andina de Fomento 1.625% 9/23/25	193,000	195,836
European Investment Bank:
1.25% 2/14/31	83,000	82,303
1.375% 5/15/23	320,000	326,374
2% 12/15/22	470,000	481,200
2.25% 6/24/24	50,000	52,561
2.875% 8/15/23	90,000	94,608
3.125% 12/14/23	90,000	95,770
Inter-American Development Bank:
0.625% 7/15/25	125,000	124,943
1.75% 3/14/25	66,000	68,686
2.25% 6/18/29	30,000	32,317
3.125% 9/18/28	60,000	68,013
3.2% 8/7/42	123,000	146,390
International Bank for Reconstruction & Development:
0.375% 7/28/25	130,000	128,672
0.5% 10/28/25	145,000	143,922
0.75% 8/26/30	70,000	66,756
0.875% 5/14/30	67,000	64,824
1.25% 2/10/31	100,000	99,247
1.5% 8/28/24	50,000	51,551
1.625% 1/15/25	63,000	65,326
1.875% 6/19/23	20,000	20,598
2.5% 3/19/24	120,000	126,480
International Finance Corp. 0.75% 8/27/30	40,000	38,121
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $3,526,927)		3,583,548

Bank Notes - 0.1%
Citizens Bank NA 2.25% 4/28/25
(Cost $279,695)	279,000	291,960
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.06% (e)
(Cost $5,804,934)	5,803,856	5,805,017
TOTAL INVESTMENT IN SECURITIES - 106.6%
(Cost $252,905,417)		256,602,628
NET OTHER ASSETS (LIABILITIES) - (6.6)%		(15,984,745)
NET ASSETS - 100%		$240,617,883

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 9/1/51	$(50,000)	$(51,056)
2% 9/1/51	(100,000)	(102,112)
3% 9/1/51	(50,000)	(52,270)
3% 9/1/51	(50,000)	(52,270)

TOTAL GINNIE MAE		(257,708)

Uniform Mortgage Backed Securities
1.5% 9/1/36	(1,100,000)	(1,117,342)
1.5% 9/1/51	(650,000)	(638,920)
1.5% 9/1/51	(250,000)	(245,738)
1.5% 9/1/51	(50,000)	(49,148)
1.5% 9/1/51	(100,000)	(98,295)
1.5% 9/1/51	(400,000)	(393,181)
1.5% 9/1/51	(50,000)	(49,148)
1.5% 9/1/51	(50,000)	(49,148)
1.5% 9/1/51	(50,000)	(49,148)
2% 9/1/51	(50,000)	(50,712)
2% 9/1/51	(50,000)	(50,712)
2% 9/1/51	(150,000)	(152,136)
2% 9/1/51	(150,000)	(152,136)
2% 9/1/51	(150,000)	(152,136)
2% 9/1/51	(150,000)	(152,136)
2% 9/1/51	(100,000)	(101,424)
2% 9/1/51	(100,000)	(101,424)
2% 9/1/51	(150,000)	(152,136)
2% 9/1/51	(250,000)	(253,561)
2.5% 9/1/51	(350,000)	(363,563)
2.5% 9/1/51	(100,000)	(103,875)
2.5% 9/1/51	(50,000)	(51,938)
2.5% 9/1/51	(250,000)	(259,688)
3% 9/1/51	(250,000)	(261,504)
3% 9/1/51	(250,000)	(261,504)
3% 9/1/51	(150,000)	(156,902)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(5,467,555)

TOTAL TBA SALE COMMITMENTS
(Proceeds $5,719,860)		$(5,725,263)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,517,139 or 0.6% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$7,786,810	$81,110,926	$83,092,599	$3,111	$(120)	$--	$5,805,017	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	1,001,253	1,001,253	1	--	--	--	0.0%
Total	$7,786,810	$82,112,179	$84,093,852	$3,112	$(120)	$--	$5,805,017

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$64,814,600	$--	$64,814,600	$--
U.S. Government and Government Agency Obligations	100,877,452	--	100,877,452	--
U.S. Government Agency - Mortgage Securities	70,958,126	--	70,958,126	--
Asset-Backed Securities	610,869	--	610,869	--
Commercial Mortgage Securities	3,625,612	--	3,625,612	--
Foreign Government and Government Agency Obligations	6,035,444	--	6,035,444	--
Supranational Obligations	3,583,548	--	3,583,548	--
Bank Notes	291,960	--	291,960	--
Money Market Funds	5,805,017	5,805,017	--	--
Total Investments in Securities:	$256,602,628	$5,805,017	$250,797,611	$--
Other Financial Instruments:
TBA Sale Commitments	$(5,725,263)	$--	$(5,725,263)	$--
Total Other Financial Instruments:	$(5,725,263)	$--	$(5,725,263)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $247,100,483)	$250,797,611
Fidelity Central Funds (cost $5,804,934)	5,805,017
Total Investment in Securities (cost $252,905,417)		$256,602,628
Cash		1,034
Receivable for investments sold		822,385
Receivable for TBA sale commitments		5,719,860
Receivable for fund shares sold		453,247
Interest receivable		947,442
Distributions receivable from Fidelity Central Funds		239
Total assets		264,546,835
Liabilities
Payable for investments purchased
Regular delivery	$1,640,547
Delayed delivery	16,500,417
TBA sale commitments, at value	5,725,263
Payable for fund shares redeemed	22,130
Distributions payable	20,921
Accrued management fee	19,674
Total liabilities		23,928,952
Net Assets		$240,617,883
Net Assets consist of:
Paid in capital		$236,818,476
Total accumulated earnings (loss)		3,799,407
Net Assets		$240,617,883
Net Asset Value, offering price and redemption price per share ($240,617,883 ÷ 22,169,703 shares)		$10.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$3,039,380
Income from Fidelity Central Funds (including $1 from security lending)		3,112
Total income		3,042,492
Expenses
Management fee	$213,651
Independent trustees' fees and expenses	570
Miscellaneous	84
Total expenses before reductions	214,305
Expense reductions	(53)
Total expenses after reductions		214,252
Net investment income (loss)		2,828,240
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	354,890
Fidelity Central Funds	(120)
Total net realized gain (loss)		354,770
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(4,064,515)
Delayed delivery commitments	(5,403)
Total change in net unrealized appreciation (depreciation)		(4,069,918)
Net gain (loss)		(3,715,148)
Net increase (decrease) in net assets resulting from operations		$(886,908)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,828,240	$2,360,843
Net realized gain (loss)	354,770	796,583
Change in net unrealized appreciation (depreciation)	(4,069,918)	3,650,176
Net increase (decrease) in net assets resulting from operations	(886,908)	6,807,602
Distributions to shareholders	(3,718,019)	(2,727,013)
Share transactions
Proceeds from sales of shares	141,403,584	158,941,251
Reinvestment of distributions	3,460,595	2,523,335
Cost of shares redeemed	(68,596,747)	(73,486,609)
Net increase (decrease) in net assets resulting from share transactions	76,267,432	87,977,977
Total increase (decrease) in net assets	71,662,505	92,058,566
Net Assets
Beginning of period	168,955,378	76,896,812
End of period	$240,617,883	$168,955,378
Other Information
Shares
Sold	12,960,639	14,600,528
Issued in reinvestment of distributions	317,264	233,394
Redeemed	(6,319,183)	(6,801,441)
Net increase (decrease)	6,958,720	8,032,481

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Sustainability Bond Index Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.11	$10.71	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.144	.234	.307	.058
Net realized and unrealized gain (loss)	(.207)	.453	.680	.018
Total from investment operations	(.063)	.687	.987	.076
Distributions from net investment income	(.148)	(.239)	(.295)	(.056)
Distributions from net realized gain	(.049)	(.048)	(.002)	–
Total distributions	(.197)	(.287)	(.297)	(.056)
Net asset value, end of period	$10.85	$11.11	$10.71	$10.02
Total ReturnC,D	(.56)%	6.53%	10.04%	.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%G
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%	.10%G
Net investment income (loss)	1.32%	2.17%	3.03%	2.92%G
Supplemental Data
Net assets, end of period (000 omitted)	$240,618	$168,955	$76,897	$8,474
Portfolio turnover rateH	97%	92%	89%	36%I

 A For the period June 19, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Sustainability Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,939,619
Gross unrealized depreciation	(2,107,104)
Net unrealized appreciation (depreciation)	$3,832,515
Tax Cost	$252,764,710

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$139,570
Net unrealized appreciation (depreciation) on securities and other investments	$3,832,515

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$3,087,344	$ 2,603,679
Long-term Capital Gains	630,675	123,334
Total	$3,718,019	$ 2,727,013

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainability Bond Index Fund	148,158,140	120,673,177

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .10% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Sustainability Bond Index Fund	$84

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Sustainability Bond Index Fund	$–(a)	$–	$–

 (a) Amount less than $1.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $53.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity Sustainability Bond Index Fund	11%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Sustainability Bond Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Sustainability Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from June 19, 2018 (commencement of operations) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 19, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathon Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Sustainability Bond Index Fund	.10%
Actual		$1,000.00	$1,013.70	$.51
Hypothetical-C		$1,000.00	$1,024.70	$.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Sustainability Bond Index Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 08, 2021, a distribution of $0.008 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $406,276, or, if subsequently determined to be different, the net capital gain of such year.

A total of 23.43% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $2,202,927 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $2,725,651 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

SBI-I-ANN-1021
1.9887301.103

Fidelity® Series Corporate Bond Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® Series Corporate Bond Fund	3.18%	7.92%

 A From August 17, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Corporate Bond Fund on August 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Credit Bond Index performed over the same period.

Period Ending Values
$12,610	Fidelity® Series Corporate Bond Fund
$12,381	Bloomberg U.S. Credit Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg Barclays index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers David Prothro and Matthew Bartlett:  For the fiscal year ending August 31, 2021, the fund gained 3.18%, outpacing the 2.26% return of the benchmark, the Bloomberg U.S. Credit Bond Index. Security selection among investment-grade corporate bonds and moderately greater-than-benchmark credit risk fueled the fund's relative outperformance. Picks within the industrials sector were the biggest contributors, led by selections in energy and consumer staples. Selection and an overweigting in technology provided a further boost. Within financials, selections among banks and overall positioning in REITs (real estate investment trusts) notably aided fund performance, as did positioning among insurance companies. Elsewhere, picks among electric utilities were another noteworthy positive. Outside of corporate credit, underweighting government-related categories helped on a relative basis, as they lagged corporate bonds. On the downside, a small out-of-benchmark allocation to U.S. Treasuries, along with a modest cash position – held for hedging and liquidity purposes – dampened the fund’s relative result. As of August 31, we have a positive view of the market’s fundamental environment, and are largely constructive on the supply/demand backdrop. However, we plan to take a cautious approach toward adding risk to the fund, given the market’s elevated valuation following a strong post-COVID rally.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Jay Small assumed co-management responsibilities for the fund, joining Co-Managers David Prothro, Matthew Bartlett and Ben Tarlow. David Prothro plans to retire from Fidelity on December 31, 2021. At that time, the remaining co-managers will continue to oversee the fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	3.8%
AA	1.0%
A	18.8%
BBB	59.5%
BB and Below	12.0%
Short-Term Investments and Net Other Assets	4.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	90.6%
U.S. Government and U.S. Government Agency Obligations	3.8%
Municipal Bonds	0.1%
Other Investments	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

 * Foreign Investments - 18.3%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 90.6%
	Principal Amount	Value
COMMUNICATION SERVICES - 8.5%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.:
2.25% 2/1/32	$650,000	$645,928
3.65% 6/1/51	2,300,000	2,425,806
3.65% 9/15/59 (a)	223,000	229,410
3.8% 12/1/57 (a)	1,354,000	1,440,103
4.35% 3/1/29	900,000	1,043,558
4.9% 6/15/42	250,000	312,607
Level 3 Financing, Inc. 3.4% 3/1/27 (a)	670,000	706,059
Verizon Communications, Inc.:
2.1% 3/22/28	312,000	320,272
2.55% 3/21/31	289,000	298,520
3.15% 3/22/30	47,000	50,984
3.7% 3/22/61	1,300,000	1,429,365
4% 3/22/50	1,500,000	1,741,003
4.016% 12/3/29	1,250,000	1,437,861
		12,081,476
Entertainment - 0.5%
The Walt Disney Co.:
3.8% 3/22/30	600,000	691,715
4.7% 3/23/50	700,000	935,732
4.75% 9/15/44	320,000	420,399
		2,047,846
Interactive Media & Services - 0.1%
Tencent Holdings Ltd.:
2.88% 4/22/31 (a)	320,000	332,874
3.575% 4/11/26 (a)	260,000	283,124
		615,998
Media - 3.3%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
5.05% 3/30/29	1,600,000	1,894,549
5.75% 4/1/48	1,950,000	2,508,086
Comcast Corp.:
2.937% 11/1/56 (a)	679,000	672,580
2.987% 11/1/63 (a)	2,211,000	2,175,760
4.15% 10/15/28	1,075,000	1,247,207
COX Communications, Inc.:
1.8% 10/1/30 (a)	740,000	715,269
3.15% 8/15/24 (a)	35,000	37,219
Discovery Communications LLC:
3.625% 5/15/30	1,583,000	1,734,171
3.95% 3/20/28	600,000	670,244
Fox Corp.:
4.709% 1/25/29	4,000	4,709
5.476% 1/25/39	504,000	654,063
5.576% 1/25/49	3,000	4,127
Time Warner Cable LLC:
5.875% 11/15/40	1,200,000	1,547,256
7.3% 7/1/38	500,000	728,365
		14,593,605
Wireless Telecommunication Services - 1.9%
Rogers Communications, Inc. 5% 3/15/44	270,000	337,488
T-Mobile U.S.A., Inc.:
3.5% 4/15/25	650,000	701,578
3.75% 4/15/27	3,950,000	4,371,742
Vodafone Group PLC:
4.375% 5/30/28	700,000	814,321
5.25% 5/30/48	1,500,000	1,998,140
		8,223,269

TOTAL COMMUNICATION SERVICES		37,562,194

CONSUMER DISCRETIONARY - 3.6%
Automobiles - 1.3%
Daimler Finance North America LLC 3.35% 2/22/23 (a)	650,000	677,291
General Motors Co. 5.95% 4/1/49	1,300,000	1,769,790
Volkswagen Group of America Finance LLC:
1.625% 11/24/27 (a)	750,000	748,826
3.125% 5/12/23 (a)	200,000	208,279
4.75% 11/13/28 (a)	1,900,000	2,246,940
		5,651,126
Hotels, Restaurants & Leisure - 0.3%
McDonald's Corp.:
3.625% 9/1/49	600,000	674,054
4.875% 12/9/45	470,000	618,335
		1,292,389
Internet & Direct Marketing Retail - 0.0%
Alibaba Group Holding Ltd. 2.125% 2/9/31	200,000	196,546
Multiline Retail - 0.2%
Dollar Tree, Inc.:
4% 5/15/25	500,000	549,037
4.2% 5/15/28	375,000	426,771
		975,808
Specialty Retail - 1.8%
Advance Auto Parts, Inc.:
1.75% 10/1/27	2,313,000	2,316,400
3.9% 4/15/30	1,000,000	1,113,093
AutoNation, Inc. 4.75% 6/1/30	20,000	23,589
Lowe's Companies, Inc. 3.5% 4/1/51	975,000	1,060,248
O'Reilly Automotive, Inc.:
3.55% 3/15/26	75,000	82,823
4.2% 4/1/30	800,000	929,102
4.35% 6/1/28	75,000	87,137
Ross Stores, Inc. 1.875% 4/15/31	600,000	588,003
The Home Depot, Inc. 1.375% 3/15/31	575,000	554,991
Triton Container International Ltd. 1.15% 6/7/24 (a)	1,200,000	1,200,894
		7,956,280

TOTAL CONSUMER DISCRETIONARY		16,072,149

CONSUMER STAPLES - 5.8%
Beverages - 2.0%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.9% 2/1/46	2,300,000	2,934,660
Anheuser-Busch InBev Worldwide, Inc.:
4.439% 10/6/48	500,000	603,878
4.5% 6/1/50	325,000	404,040
4.6% 4/15/48	700,000	860,797
4.9% 1/23/31	525,000	646,585
Constellation Brands, Inc.:
2.25% 8/1/31	1,600,000	1,601,385
2.875% 5/1/30	470,000	494,805
Molson Coors Beverage Co. 3% 7/15/26	1,141,000	1,225,851
		8,772,001
Food & Staples Retailing - 0.0%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (a)	138,000	144,823
Food Products - 0.8%
Conagra Brands, Inc. 4.6% 11/1/25	70,000	79,060
JBS U.S.A. Lux SA / JBS Food Co. 5.5% 1/15/30 (a)	1,600,000	1,805,680
Smithfield Foods, Inc. 3% 10/15/30 (a)	1,432,000	1,458,940
		3,343,680
Tobacco - 3.0%
Altria Group, Inc.:
2.45% 2/4/32	1,500,000	1,466,056
3.4% 2/4/41	1,180,000	1,134,318
4.25% 8/9/42	14,000	14,845
4.8% 2/14/29	612,000	711,836
BAT Capital Corp.:
2.259% 3/25/28	1,225,000	1,230,908
3.557% 8/15/27	1,800,000	1,947,890
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (a)	500,000	539,633
3.75% 7/21/22 (a)	900,000	919,129
4.25% 7/21/25 (a)	3,200,000	3,513,695
Reynolds American, Inc. 4.45% 6/12/25	1,725,000	1,911,505
		13,389,815

TOTAL CONSUMER STAPLES		25,650,319

ENERGY - 9.1%
Oil, Gas & Consumable Fuels - 9.1%
Boardwalk Pipelines LP 3.375% 2/1/23	100,000	102,983
Canadian Natural Resources Ltd.:
2.95% 7/15/30	472,000	492,731
6.25% 3/15/38	725,000	978,035
Cenovus Energy, Inc.:
3.8% 9/15/23	160,000	168,351
4.25% 4/15/27	3,350,000	3,716,822
Cheniere Corpus Christi Holdings LLC 5.875% 3/31/25	485,000	550,999
DCP Midstream Operating LP:
3.875% 3/15/23	500,000	513,750
5.125% 5/15/29	2,200,000	2,442,000
5.375% 7/15/25	500,000	550,625
Eastern Gas Transmission & Storage, Inc.:
3% 11/15/29 (a)	582,000	619,378
3.9% 11/15/49 (a)	1,000,000	1,105,763
Enbridge, Inc. 4.5% 6/10/44	250,000	294,263
Energy Transfer LP:
3.75% 5/15/30	3,554,000	3,858,825
4.25% 3/15/23	450,000	470,457
4.25% 4/1/24	525,000	563,216
4.95% 6/15/28	650,000	752,900
Enterprise Products Operating LP 5.1% 2/15/45	375,000	475,377
Equinor ASA:
1.75% 1/22/26	61,000	62,795
2.375% 5/22/30	550,000	571,667
Hess Corp.:
4.3% 4/1/27	2,293,000	2,547,572
6% 1/15/40	575,000	738,271
Magellan Midstream Partners LP 3.25% 6/1/30	500,000	538,547
Marathon Petroleum Corp. 4.75% 9/15/44	300,000	353,832
MPLX LP:
1.75% 3/1/26	2,073,000	2,099,241
2.65% 8/15/30	702,000	712,696
Occidental Petroleum Corp.:
2.9% 8/15/24	83,000	85,075
3.2% 8/15/26	11,000	11,346
3.4% 4/15/26	2,250,000	2,311,875
4.3% 8/15/39	5,000	5,088
4.4% 8/15/49	5,000	5,039
Ovintiv, Inc.:
5.15% 11/15/41	136,000	151,326
8.125% 9/15/30	409,000	557,396
Petroleos Mexicanos:
4.5% 1/23/26	1,000,000	1,011,000
6.49% 1/23/27	75,000	79,275
6.5% 3/13/27	80,000	84,680
Phillips 66 Co. 4.875% 11/15/44	300,000	375,802
Plains All American Pipeline LP/PAA Finance Corp.:
3.8% 9/15/30	97,000	104,476
4.65% 10/15/25	1,119,000	1,246,924
Qatar Petroleum 2.25% 7/12/31 (a)	1,640,000	1,652,300
The Williams Companies, Inc. 3.5% 11/15/30	913,000	1,002,030
Total Capital International SA 3.127% 5/29/50	800,000	828,080
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30	25,000	27,064
Valero Energy Corp. 2.85% 4/15/25	1,821,000	1,921,860
Western Gas Partners LP:
4.35% 2/1/25 (b)	1,500,000	1,576,230
5.3% 2/1/30	1,870,000	2,095,541
		40,413,503
FINANCIALS - 30.7%
Banks - 16.4%
AIB Group PLC:
4.263% 4/10/25 (a)(c)	250,000	268,569
4.75% 10/12/23 (a)	1,000,000	1,079,950
Banco Santander SA 2.749% 12/3/30	1,000,000	1,005,214
Bank Ireland Group PLC 4.5% 11/25/23 (a)	200,000	215,365
Bank of America Corp.:
2.299% 7/21/32 (c)	1,500,000	1,508,915
2.456% 10/22/25 (c)	625,000	654,288
2.676% 6/19/41 (c)	1,030,000	1,014,811
3.004% 12/20/23 (c)	450,000	464,625
3.483% 3/13/52 (c)	950,000	1,053,680
3.95% 4/21/25	1,100,000	1,204,637
4.271% 7/23/29 (c)	700,000	804,834
Barclays PLC:
1.007% 12/10/24 (c)	307,000	308,372
2.645% 6/24/31 (c)	450,000	458,552
3.65% 3/16/25	1,000,000	1,083,574
BNP Paribas SA:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.000% 1.323% 1/13/27 (a)(c)(d)	1,182,000	1,172,269
3.052% 1/13/31 (a)(c)	875,000	928,258
4.625% 3/13/27 (a)	450,000	509,572
BPCE SA:
2.277% 1/20/32 (a)(c)	600,000	592,115
2.375% 1/14/25 (a)	1,400,000	1,454,975
4.875% 4/1/26 (a)	200,000	227,503
CIT Group, Inc. 5% 8/1/23	325,000	350,188
Citigroup, Inc.:
1.462% 6/9/27 (c)	2,000,000	2,005,861
2.876% 7/24/23 (c)	750,000	766,322
4.075% 4/23/29 (c)	1,600,000	1,814,266
4.4% 6/10/25	400,000	444,991
4.45% 9/29/27	1,200,000	1,374,283
Citizens Financial Group, Inc. 2.638% 9/30/32	2,015,000	2,048,653
Credit Agricole SA 2.811% 1/11/41 (a)	444,000	431,569
Danske Bank A/S:
1.171% 12/8/23 (a)(c)	1,050,000	1,055,339
3.001% 9/20/22 (a)(c)	540,000	540,647
Discover Bank 2.45% 9/12/24	350,000	365,651
Fifth Third Bancorp:
2.55% 5/5/27	568,000	602,728
8.25% 3/1/38	300,000	505,024
HSBC Holdings PLC:
2.357% 8/18/31 (c)	1,002,000	1,006,383
2.848% 6/4/31 (c)	1,800,000	1,878,478
Huntington Bancshares, Inc. 2.487% 8/15/36 (a)(c)	1,287,000	1,289,322
Intesa Sanpaolo SpA 5.71% 1/15/26 (a)	919,000	1,033,467
JPMorgan Chase & Co.:
2.956% 5/13/31 (c)	104,000	110,133
3.882% 7/24/38 (c)	2,725,000	3,168,092
4.203% 7/23/29 (c)	600,000	689,220
Lloyds Banking Group PLC:
1.326% 6/15/23 (c)	200,000	201,410
4.65% 3/24/26	1,000,000	1,134,029
Mitsubishi UFJ Financial Group, Inc. 1.412% 7/17/25	940,000	951,618
Mizuho Financial Group, Inc. 1.234% 5/22/27 (c)	1,900,000	1,882,975
National Australia Bank Ltd. 2.99% 5/21/31 (a)	1,200,000	1,233,205
Rabobank Nederland:
3.75% 7/21/26	300,000	331,861
4.625% 12/1/23	750,000	816,068
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (c)	228,000	234,321
5.125% 5/28/24	1,220,000	1,351,236
6% 12/19/23	1,400,000	1,559,783
Santander Holdings U.S.A., Inc. 3.45% 6/2/25	4,750,000	5,099,414
Societe Generale:
1.488% 12/14/26 (a)(c)	3,300,000	3,282,373
3% 1/22/30 (a)	430,000	450,448
3.625% 3/1/41 (a)	1,300,000	1,331,548
3.875% 3/28/24 (a)	700,000	751,045
Standard Chartered PLC 3.785% 5/21/25 (a)(c)	630,000	674,283
Sumitomo Mitsui Financial Group, Inc. 0.948% 1/12/26	1,150,000	1,140,293
SVB Financial Group:
2.1% 5/15/28	1,050,000	1,072,808
3.125% 6/5/30	170,000	184,024
UniCredit SpA 1.982% 6/3/27 (a)(c)	1,200,000	1,201,043
Wells Fargo & Co.:
2.164% 2/11/26 (c)	6,380,000	6,622,472
2.393% 6/2/28 (c)	800,000	834,393
4.478% 4/4/31 (c)	1,000,000	1,184,572
5.013% 4/4/51 (c)	700,000	974,715
Zions Bancorp NA 3.25% 10/29/29	850,000	898,989
		72,889,621
Capital Markets - 5.3%
Ares Capital Corp.:
2.15% 7/15/26	750,000	755,471
3.25% 7/15/25	1,775,000	1,875,588
3.875% 1/15/26	240,000	258,215
4.25% 3/1/25	75,000	80,881
Blackstone Holdings Finance Co. LLC 2.8% 9/30/50 (a)	523,000	512,028
Credit Suisse Group AG:
1.305% 2/2/27 (a)(c)	800,000	787,063
3.091% 5/14/32 (a)(c)	1,200,000	1,251,694
3.75% 3/26/25	1,150,000	1,247,265
4.194% 4/1/31 (a)(c)	800,000	906,291
Deutsche Bank AG 4.5% 4/1/25	829,000	893,247
Deutsche Bank AG New York Branch:
2.129% 11/24/26 (c)	1,650,000	1,685,785
2.222% 9/18/24 (c)	1,000,000	1,026,170
Goldman Sachs Group, Inc.:
1.431% 3/9/27 (c)	1,850,000	1,856,993
4.223% 5/1/29 (c)	900,000	1,030,411
Moody's Corp. 2.55% 8/18/60	1,855,000	1,665,792
Morgan Stanley:
1.794% 2/13/32 (c)	740,000	715,399
2.239% 7/21/32 (c)	1,500,000	1,503,960
4.35% 9/8/26	1,085,000	1,232,760
4.431% 1/23/30 (c)	111,000	129,396
5% 11/24/25	552,000	635,241
State Street Corp. 2.2% 3/3/31	1,250,000	1,275,673
UBS Group AG:
2.095% 2/11/32 (a)(c)	1,550,000	1,530,846
3.126% 8/13/30 (a)(c)	613,000	662,641
		23,518,810
Consumer Finance - 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.125% 7/3/23	850,000	897,595
Ally Financial, Inc.:
5.75% 11/20/25	687,000	787,056
8% 11/1/31	717,000	1,051,091
Capital One Financial Corp.:
2.359% 7/29/32 (c)	1,785,000	1,772,314
3.2% 2/5/25	2,700,000	2,903,835
3.8% 1/31/28	11,000	12,345
3.9% 1/29/24	124,000	133,105
Discover Financial Services 4.1% 2/9/27	39,000	43,871
Ford Motor Credit Co. LLC:
3.096% 5/4/23	1,300,000	1,328,860
3.625% 6/17/31	200,000	206,000
3.813% 10/12/21	500,000	500,235
4.271% 1/9/27	400,000	428,000
5.596% 1/7/22	700,000	709,170
GE Capital International Funding Co. 4.418% 11/15/35	1,500,000	1,820,715
Synchrony Financial:
3.95% 12/1/27	75,000	83,590
4.25% 8/15/24	858,000	931,224
4.375% 3/19/24	407,000	440,534
		14,049,540
Diversified Financial Services - 1.4%
Athene Global Funding:
1.45% 1/8/26 (a)	1,150,000	1,158,095
2.5% 3/24/28 (a)	750,000	775,627
Brixmor Operating Partnership LP:
2.25% 4/1/28	410,000	418,556
3.85% 2/1/25	100,000	108,580
4.05% 7/1/30	148,000	167,518
DH Europe Finance II SARL 2.6% 11/15/29	531,000	559,126
Equitable Holdings, Inc. 4.35% 4/20/28	700,000	803,993
Rexford Industrial Realty LP 2.15% 9/1/31	599,000	588,597
USAA Capital Corp. 2.125% 5/1/30 (a)	150,000	152,667
Voya Financial, Inc.:
3.125% 7/15/24	75,000	79,716
3.65% 6/15/26	1,350,000	1,495,365
		6,307,840
Insurance - 4.4%
AIA Group Ltd.:
3 month U.S. LIBOR + 0.520% 0.6545% 9/20/21 (a)(c)(d)	200,000	199,996
3.2% 9/16/40 (a)	950,000	983,381
3.6% 4/9/29 (a)	1,515,000	1,695,536
American International Group, Inc.:
3.4% 6/30/30	1,950,000	2,144,638
3.9% 4/1/26	950,000	1,055,807
AmFam Holdings, Inc. 2.805% 3/11/31 (a)	950,000	985,249
Assurant, Inc. 2.65% 1/15/32	2,100,000	2,112,902
Athene Holding Ltd. 3.95% 5/25/51	316,000	356,804
Brown & Brown, Inc. 2.375% 3/15/31	356,000	360,429
Empower Finance 2020 LP:
1.776% 3/17/31 (a)	324,000	313,434
3.075% 9/17/51 (a)	540,000	562,712
Fairfax Financial Holdings Ltd. 3.375% 3/3/31 (a)	571,000	602,510
Five Corners Funding Trust II 2.85% 5/15/30 (a)	890,000	946,243
Guardian Life Insurance Co. of America 4.85% 1/24/77 (a)	400,000	532,657
Hartford Financial Services Group, Inc. 4.3% 4/15/43	1,025,000	1,240,859
Marsh & McLennan Companies, Inc.:
3.875% 3/15/24	11,000	11,869
4.375% 3/15/29	10,000	11,754
4.9% 3/15/49	834,000	1,148,466
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (a)	350,000	382,067
New York Life Insurance Co. 4.45% 5/15/69 (a)	54,000	69,040
Pacific LifeCorp 3.35% 9/15/50 (a)	700,000	760,921
Principal Financial Group, Inc. 3.7% 5/15/29	96,000	108,411
Reliance Standard Life Global Funding II 2.75% 5/7/25 (a)	478,000	503,814
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(c)	600,000	689,099
Unum Group 4.125% 6/15/51	1,520,000	1,540,839
		19,319,437

TOTAL FINANCIALS		136,085,248

HEALTH CARE - 8.6%
Biotechnology - 1.3%
AbbVie, Inc.:
4.25% 11/21/49	700,000	849,161
4.5% 5/14/35	3,150,000	3,830,880
4.55% 3/15/35	75,000	91,262
Amgen, Inc. 3.375% 2/21/50	700,000	747,786
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	400,000	384,766
		5,903,855
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 2.823% 5/20/30	750,000	794,097
Boston Scientific Corp. 2.65% 6/1/30	500,000	520,560
		1,314,657
Health Care Providers & Services - 3.4%
Anthem, Inc. 2.25% 5/15/30	700,000	712,466
Centene Corp.:
2.625% 8/1/31	895,000	907,306
3% 10/15/30	500,000	515,919
4.25% 12/15/27	1,025,000	1,082,656
4.625% 12/15/29	195,000	213,894
Cigna Corp.:
3.4% 3/15/50	500,000	531,917
4.125% 11/15/25	4,000	4,469
4.375% 10/15/28	561,000	654,605
4.8% 8/15/38	1,907,000	2,385,627
4.9% 12/15/48	7,000	9,157
CVS Health Corp.:
4.78% 3/25/38	1,300,000	1,617,823
5.05% 3/25/48	350,000	463,283
HCA Holdings, Inc.:
5.125% 6/15/39	1,217,000	1,532,931
5.25% 6/15/49	240,000	313,235
UnitedHealth Group, Inc. 4.75% 7/15/45	950,000	1,266,384
Universal Health Services, Inc.:
2.65% 10/15/30 (a)	1,704,000	1,736,197
2.65% 1/15/32 (a)(e)	1,072,000	1,078,454
		15,026,323
Pharmaceuticals - 3.6%
AstraZeneca PLC 6.45% 9/15/37	1,435,000	2,159,828
Bayer U.S. Finance II LLC:
4.25% 12/15/25 (a)	1,050,000	1,168,984
4.875% 6/25/48 (a)	1,150,000	1,456,621
Bristol-Myers Squibb Co.:
4.125% 6/15/39	138,000	167,951
4.25% 10/26/49	480,000	611,088
4.55% 2/20/48	425,000	558,962
Elanco Animal Health, Inc.:
5.272% 8/28/23 (c)	700,000	749,875
5.9% 8/28/28 (c)	1,375,000	1,609,589
Mylan NV 4.55% 4/15/28	1,004,000	1,157,545
Perrigo Finance PLC 3.15% 6/15/30	600,000	618,016
Utah Acquisition Sub, Inc. 5.25% 6/15/46	650,000	800,604
Viatris, Inc.:
1.65% 6/22/25 (a)	3,427,000	3,481,963
2.7% 6/22/30 (a)	1,328,000	1,358,873
4% 6/22/50 (a)	105,000	114,310
		16,014,209

TOTAL HEALTH CARE		38,259,044

INDUSTRIALS - 5.0%
Aerospace & Defense - 1.8%
BAE Systems PLC:
1.9% 2/15/31 (a)	520,000	508,330
3% 9/15/50 (a)	433,000	430,567
Northrop Grumman Corp. 4.03% 10/15/47	1,225,000	1,468,045
The Boeing Co.:
2.196% 2/4/26	1,200,000	1,204,514
2.75% 2/1/26	900,000	940,688
3.75% 2/1/50	1,150,000	1,190,433
5.04% 5/1/27	900,000	1,037,556
5.15% 5/1/30	885,000	1,047,100
		7,827,233
Airlines - 0.5%
American Airlines 2019-1 Class B Pass Through Trust equipment trust certificate 3.85% 8/15/29	188,855	180,929
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 9/15/36 (a)	297,000	300,247
Southwest Airlines Co.:
5.125% 6/15/27	475,000	555,342
5.25% 5/4/25	680,000	770,707
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	147,805	145,396
United Airlines, Inc. 4.55% 2/25/33	176,354	189,702
		2,142,323
Building Products - 0.2%
Carrier Global Corp. 2.7% 2/15/31	900,000	938,355
Industrial Conglomerates - 0.5%
General Electric Co. 3.45% 5/1/27	31,000	34,194
Roper Technologies, Inc. 2% 6/30/30	2,035,000	2,028,271
		2,062,465
Machinery - 0.6%
Ingersoll-Rand Luxembourg Finance SA:
3.5% 3/21/26	900,000	985,586
4.5% 3/21/49	300,000	381,313
Westinghouse Air Brake Tech Co.:
3.2% 6/15/25	385,000	410,637
4.4% 3/15/24	1,000,000	1,077,780
		2,855,316
Professional Services - 0.0%
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (a)	25,000	25,769
Leidos, Inc.:
2.95% 5/15/23	92,000	95,219
3.625% 5/15/25	70,000	75,762
		196,750
Road & Rail - 0.8%
Burlington Northern Santa Fe LLC 4.7% 9/1/45	500,000	657,251
CSX Corp. 4.3% 3/1/48	1,125,000	1,391,716
Norfolk Southern Corp. 3.155% 5/15/55	516,000	532,022
Union Pacific Corp. 3.25% 2/5/50	800,000	852,534
		3,433,523
Trading Companies & Distributors - 0.2%
Air Lease Corp. 2.3% 2/1/25	850,000	878,379
Transportation Infrastructure - 0.4%
Avolon Holdings Funding Ltd.:
2.528% 11/18/27 (a)	1,601,000	1,589,391
4.375% 5/1/26 (a)	110,000	119,530
		1,708,921

TOTAL INDUSTRIALS		22,043,265

INFORMATION TECHNOLOGY - 5.3%
Electronic Equipment & Components - 1.7%
Dell International LLC/EMC Corp.:
6.02% 6/15/26	2,125,000	2,537,896
6.2% 7/15/30	950,000	1,220,090
Vontier Corp.:
1.8% 4/1/26 (a)	3,000,000	3,003,330
2.95% 4/1/31 (a)	1,000,000	1,009,900
		7,771,216
IT Services - 0.1%
Fiserv, Inc. 3.5% 7/1/29	271,000	297,690
The Western Union Co. 2.85% 1/10/25	59,000	62,174
		359,864
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom, Inc.:
1.95% 2/15/28 (a)	854,000	853,598
2.45% 2/15/31 (a)	460,000	455,867
2.6% 2/15/33 (a)	1,617,000	1,601,380
3.5% 2/15/41 (a)	371,000	382,295
3.75% 2/15/51 (a)	174,000	181,115
Marvell Technology, Inc. 2.45% 4/15/28 (a)	1,500,000	1,542,947
Microchip Technology, Inc. 0.972% 2/15/24 (a)	1,100,000	1,101,298
Micron Technology, Inc. 4.185% 2/15/27	1,250,000	1,421,325
NVIDIA Corp. 3.7% 4/1/60	1,050,000	1,252,272
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.7% 5/1/25 (a)	375,000	394,544
		9,186,641
Software - 1.0%
Oracle Corp.:
2.3% 3/25/28	529,000	546,619
2.875% 3/25/31	1,300,000	1,369,239
3.95% 3/25/51	1,880,000	2,076,263
4% 11/15/47	375,000	413,880
		4,406,001
Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.:
2.8% 2/8/61	700,000	699,679
3.85% 8/4/46	800,000	956,585
		1,656,264

TOTAL INFORMATION TECHNOLOGY		23,379,986

MATERIALS - 1.9%
Chemicals - 1.9%
International Flavors & Fragrances, Inc.:
1.832% 10/15/27 (a)	1,825,000	1,838,843
3.468% 12/1/50 (a)	525,000	570,841
5% 9/26/48	850,000	1,132,015
LYB International Finance II BV 3.5% 3/2/27	550,000	605,084
LYB International Finance III LLC 2.25% 10/1/30	321,000	326,337
PPG Industries, Inc. 1.2% 3/15/26	2,400,000	2,402,328
Sherwin-Williams Co. 4.5% 6/1/47	375,000	469,762
Westlake Chemical Corp. 3.375% 6/15/30	900,000	978,665
		8,323,875
Containers & Packaging - 0.0%
Avery Dennison Corp. 4.875% 12/6/28	50,000	59,956

TOTAL MATERIALS		8,383,831

REAL ESTATE - 5.4%
Equity Real Estate Investment Trusts (REITs) - 5.1%
Agree LP 2% 6/15/28	2,100,000	2,105,668
Alexandria Real Estate Equities, Inc. 1.875% 2/1/33	950,000	911,985
American Campus Communities Operating Partnership LP 3.875% 1/30/31	339,000	379,942
American Homes 4 Rent LP:
2.375% 7/15/31	44,000	44,191
3.375% 7/15/51	68,000	70,061
American Tower Corp.:
2.1% 6/15/30	350,000	346,117
2.4% 3/15/25	800,000	835,764
Camden Property Trust 2.8% 5/15/30	58,000	61,860
Corporate Office Properties LP:
2% 1/15/29	420,000	416,445
2.25% 3/15/26	52,000	53,632
Crown Castle International Corp. 3.25% 1/15/51	450,000	456,695
Hudson Pacific Properties LP 3.95% 11/1/27	3,400,000	3,750,617
Invitation Homes Operating Partnership LP 2% 8/15/31	600,000	584,741
MPT Operating Partnership LP/MPT Finance Corp. 3.5% 3/15/31	1,725,000	1,773,473
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	278,000	280,546
3.375% 2/1/31	1,402,000	1,445,830
4.5% 1/15/25	600,000	658,442
Realty Income Corp. 3.25% 1/15/31	30,000	33,134
Retail Properties America, Inc.:
4% 3/15/25	14,000	14,945
4.75% 9/15/30	277,000	310,197
Simon Property Group LP 2.45% 9/13/29	750,000	774,580
Spirit Realty LP 2.1% 3/15/28	516,000	518,442
UDR, Inc.:
2.1% 8/1/32	939,000	916,502
2.1% 6/15/33	374,000	362,190
Ventas Realty LP:
2.5% 9/1/31	729,000	732,309
4.4% 1/15/29	2,050,000	2,360,563
VEREIT Operating Partnership LP:
2.2% 6/15/28	24,000	24,570
2.85% 12/15/32	30,000	31,740
Vornado Realty LP:
2.15% 6/1/26	103,000	105,438
3.4% 6/1/31	372,000	388,655
Welltower, Inc.:
3.625% 3/15/24	10,000	10,679
4.125% 3/15/29	675,000	769,855
WP Carey, Inc.:
2.4% 2/1/31	348,000	349,607
4.25% 10/1/26	450,000	508,792
4.6% 4/1/24	375,000	407,963
		22,796,170
Real Estate Management & Development - 0.3%
Sun Communities Operating LP 2.7% 7/15/31	204,000	207,728
Tanger Properties LP:
2.75% 9/1/31	259,000	252,573
3.125% 9/1/26	497,000	519,819
3.75% 12/1/24	317,000	345,978
		1,326,098

TOTAL REAL ESTATE		24,122,268

UTILITIES - 6.7%
Electric Utilities - 3.0%
Cincinnati Gas & Electric Co. 2.125% 6/1/30	770,000	780,519
Cleco Corporate Holdings LLC:
3.743% 5/1/26	2,790,000	3,046,309
4.973% 5/1/46	750,000	939,781
Duke Energy Corp. 2.45% 6/1/30	70,000	71,835
Duquesne Light Holdings, Inc.:
2.775% 1/7/32 (a)	266,000	269,982
3.616% 8/1/27 (a)	1,810,000	1,976,891
Edison International 3.55% 11/15/24	670,000	712,810
Entergy Corp. 2.8% 6/15/30	72,000	75,220
Exelon Corp. 5.1% 6/15/45	370,000	495,194
FirstEnergy Corp.:
2.25% 9/1/30	534,000	528,660
2.65% 3/1/30	780,000	793,650
4.4% 7/15/27	900,000	1,010,169
Nevada Power Co. 3.7% 5/1/29	75,000	84,726
NextEra Energy Capital Holdings, Inc. 2.75% 11/1/29	1,100,000	1,160,861
Southern Co. 4.4% 7/1/46	700,000	841,116
Xcel Energy, Inc. 3.5% 12/1/49	618,000	676,167
		13,463,890
Gas Utilities - 0.2%
ONE Gas, Inc. 2% 5/15/30	278,000	277,215
Southern Co. Gas Capital Corp. 4.4% 5/30/47	625,000	749,743
		1,026,958
Independent Power and Renewable Electricity Producers - 1.9%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (a)	1,215,000	1,273,563
Emera U.S. Finance LP:
3.55% 6/15/26	800,000	873,573
4.75% 6/15/46	1,775,000	2,111,114
The AES Corp.:
1.375% 1/15/26	290,000	288,369
2.45% 1/15/31	3,120,000	3,148,216
3.3% 7/15/25 (a)	216,000	230,790
3.95% 7/15/30 (a)	389,000	433,696
		8,359,321
Multi-Utilities - 1.6%
Dominion Energy, Inc.:
3.071% 8/15/24 (c)	400,000	424,302
4.25% 6/1/28	775,000	891,352
NiSource, Inc.:
3.49% 5/15/27	100,000	110,320
4.375% 5/15/47	650,000	791,563
Puget Energy, Inc.:
2.379% 6/15/28 (a)	2,000,000	2,026,197
4.1% 6/15/30	885,000	992,473
Sempra Energy 3.8% 2/1/38	1,500,000	1,681,285
		6,917,492

TOTAL UTILITIES		29,767,661

TOTAL NONCONVERTIBLE BONDS
(Cost $388,619,424)		401,739,468

U.S. Treasury Obligations - 3.8%
U.S. Treasury Bonds:
1.875% 2/15/41	$2,943,000	$2,965,532
2.375% 5/15/51	12,611,000	13,927,269
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $15,557,329)		16,892,801

Municipal Securities - 0.1%
California Gen. Oblig. Series 2009, 7.55% 4/1/39
(Cost $108,382)	75,000	128,966

Foreign Government and Government Agency Obligations - 0.4%
Kingdom of Saudi Arabia 2.9% 10/22/25 (a)	$200,000	$213,900
State of Qatar 3.375% 3/14/24 (a)	200,000	213,663
United Mexican States:
3.25% 4/16/30	200,000	209,725
4.5% 4/22/29	1,000,000	1,146,750
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,736,605)		1,784,038

Preferred Securities - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Enbridge, Inc. 5.75% 7/15/80 (Cost $755,128)(c)	753,000	855,787
	Shares	Value

Money Market Funds - 4.1%
Fidelity Cash Central Fund 0.06% (f)
(Cost $18,250,601)	18,246,961	18,250,610
TOTAL INVESTMENT IN SECURITIES - 99.2%
(Cost $425,027,469)		439,651,670
NET OTHER ASSETS (LIABILITIES) - 0.8%		3,763,720
NET ASSETS - 100%		$443,415,390

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $93,064,321 or 21.0% of net assets.

 (b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$6,637,018	$311,147,391	$299,533,791	$10,041	$(7)	$(1)	$18,250,610	0.0%
Total	$6,637,018	$311,147,391	$299,533,791	$10,041	$(7)	$(1)	$18,250,610

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$401,739,468	$--	$401,739,468	$--
U.S. Government and Government Agency Obligations	16,892,801	--	16,892,801	--
Municipal Securities	128,966	--	128,966	--
Foreign Government and Government Agency Obligations	1,784,038	--	1,784,038	--
Preferred Securities	855,787	--	855,787	--
Money Market Funds	18,250,610	18,250,610	--	--
Total Investments in Securities:	$439,651,670	$18,250,610	$421,401,060	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.7%
United Kingdom	5.0%
France	2.7%
Canada	1.6%
Switzerland	1.5%
Ireland	1.0%
Others (Individually Less Than 1%)	6.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $406,776,868)	$421,401,060
Fidelity Central Funds (cost $18,250,601)	18,250,610
Total Investment in Securities (cost $425,027,469)		$439,651,670
Cash		472,329
Receivable for fund shares sold		2,552,563
Interest receivable		3,516,829
Distributions receivable from Fidelity Central Funds		923
Total assets		446,194,314
Liabilities
Payable for investments purchased
Regular delivery	$783,524
Delayed delivery	472,328
Payable for fund shares redeemed	1,520,597
Distributions payable	8
Other payables and accrued expenses	2,467
Total liabilities		2,778,924
Net Assets		$443,415,390
Net Assets consist of:
Paid in capital		$428,978,389
Total accumulated earnings (loss)		14,437,001
Net Assets		$443,415,390
Net Asset Value, offering price and redemption price per share ($443,415,390 ÷ 39,450,697 shares)		$11.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$44,139
Interest		8,685,234
Income from Fidelity Central Funds		10,041
Total income		8,739,414
Expenses
Custodian fees and expenses	$5,209
Independent trustees' fees and expenses	813
Miscellaneous	104
Total expenses before reductions	6,126
Expense reductions	(31)
Total expenses after reductions		6,095
Net investment income (loss)		8,733,319
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,190
Fidelity Central Funds	(7)
Total net realized gain (loss)		94,183
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,974,804
Fidelity Central Funds	(1)
Total change in net unrealized appreciation (depreciation)		1,974,803
Net gain (loss)		2,068,986
Net increase (decrease) in net assets resulting from operations		$10,802,305

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,733,319	$4,811,306
Net realized gain (loss)	94,183	2,064,514
Change in net unrealized appreciation (depreciation)	1,974,803	5,681,077
Net increase (decrease) in net assets resulting from operations	10,802,305	12,556,897
Distributions to shareholders	(10,858,407)	(5,277,140)
Share transactions
Proceeds from sales of shares	302,307,229	124,762,956
Reinvestment of distributions	10,857,338	5,276,391
Cost of shares redeemed	(78,111,439)	(39,366,153)
Net increase (decrease) in net assets resulting from share transactions	235,053,128	90,673,194
Total increase (decrease) in net assets	234,997,026	97,952,951
Net Assets
Beginning of period	208,418,364	110,465,413
End of period	$443,415,390	$208,418,364
Other Information
Shares
Sold	27,040,787	11,428,308
Issued in reinvestment of distributions	973,610	484,485
Redeemed	(6,991,750)	(3,677,203)
Net increase (decrease)	21,022,647	8,235,590

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Corporate Bond Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.31	$10.84	$9.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.296	.353	.377	.013
Net realized and unrealized gain (loss)	.054	.511	.917	(.050)
Total from investment operations	.350	.864	1.294	(.037)
Distributions from net investment income	(.304)	(.356)	(.397)	(.013)
Distributions from net realized gain	(.116)	(.038)	(.007)	–
Total distributions	(.420)	(.394)	(.404)	(.013)
Net asset value, end of period	$11.24	$11.31	$10.84	$9.95
Total ReturnC,D	3.18%	8.19%	13.38%	(.37)%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	.01%	- %G,H
Expenses net of fee waivers, if any	- %G	- %G	.01%	- %G,H
Expenses net of all reductions	- %G	- %G	- %G	- %G,H
Net investment income (loss)	2.67%	3.26%	3.73%	3.11%H
Supplemental Data
Net assets, end of period (000 omitted)	$443,415	$208,418	$110,465	$10,285
Portfolio turnover rateI	38%	37%	32%	43%J

 A For the period August 17, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Series Corporate Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,961,337
Gross unrealized depreciation	(1,341,907)
Net unrealized appreciation (depreciation)	$14,619,430
Tax Cost	$425,032,240

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$14,619,430

The Fund intends to elect to defer to its next fiscal year $159,461 of capital losses recognized during the period November 1, 2020 to August 31, 2021.

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$9,968,891	$ 5,277,140
Long-term Capital Gains	889,516	–

Total	$10,858,407	$ 5,277,140

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Corporate Bond Fund	269,317,689	51,628,065

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Corporate Bond Fund	$104

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $31.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Corporate Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Corporate Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from August 17, 2018 (commencement of operations) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Series Corporate Bond Fund	- %-C
Actual		$1,000.00	$1,030.50	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $189,729, or, if subsequently determined to be different, the net capital gain of such year.

A total of 2.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $5,410,224 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

XBC-ANN-1021
1.9891231.103

Fidelity Flex® Funds

Fidelity Flex® Conservative Income Bond Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Conservative Income Bond Fund	0.47%	1.85%

 A From May 31, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Conservative Income Bond Fund on May 31, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 3-6 Month Treasury Bill Index performed over the same period.

Period Ending Values
$10,614	Fidelity Flex® Conservative Income Bond Fund
$10,466	Bloomberg U.S. 3-6 Month Treasury Bill Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Julian Potenza and Rob Galusza:  For the fiscal year ending August 31, 2021, the fund gained 0.47%, topping, net of fees, the 0.09% advance of the benchmark, the Bloomberg U.S. 3-6 Month Treasury Bill Index. Exposure to corporate bonds contributed versus the benchmark. Within corporates, bonds of banking companies helped relative performance the most. Positioning among the bonds of finance and insurance companies also aided the fund’s relative return. In the industrials segment, holding bonds of certain consumer cyclical and capital goods companies helped on a relative basis as well. Elsewhere, owning electric utilities slightly contributed versus the benchmark. The fund’s holdings of U.S. Treasury securities roughly broke even with the benchmark, although they boosted the portfolio’s liquidity. Positioning along the yield curve did not meaningfully affect the fund’s performance for the 12 months. By period end, we slightly increased the fund’s exposure to industrials and utilities and reduced exposure to U.S. Treasuries. Cash holdings stood at 11% of fund assets at period end, down from 16% at the start of the 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2020, David DeBiase assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Effective Maturity Diversification

Days	% of Fund's investments 8/31/21
0-30	18.5%
31-90	12.3%
91-180	8.2%
181-397	27.1%
> 397	33.9%

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	74.8%
U.S. Government and U.S. Government Agency Obligations	4.2%
Other Investments	3.9%
Short-Term Investments and Net Other Assets (Liabilities)	17.1%

 * Foreign Investments - 24.8%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 74.8%
	Principal Amount	Value
COMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 1.3%
AT&T, Inc. 3% 6/30/22	$1,500,000	$1,526,814
NTT Finance Corp. 0.373% 3/3/23 (a)	1,000,000	1,000,089
Verizon Communications, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.500% 0.55% 3/22/24 (b)(c)	262,000	263,784
		2,790,687
Entertainment - 0.9%
The Walt Disney Co.:
3 month U.S. LIBOR + 0.250% 0.3846% 9/1/21 (b)(c)	831,000	831,000
3% 9/15/22	1,100,000	1,130,059
		1,961,059
Media - 1.2%
Fox Corp. 3.666% 1/25/22	1,000,000	1,013,495
TWDC Enterprises 18 Corp. 3 month U.S. LIBOR + 0.390% 0.524% 3/4/22 (b)(c)	1,550,000	1,552,864
		2,566,359
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.7349% 3/22/22 (b)(c)	750,000	752,158

TOTAL COMMUNICATION SERVICES		8,070,263

CONSUMER DISCRETIONARY - 5.6%
Automobiles - 5.1%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 0.2808% 2/22/23 (b)(c)	339,000	339,396
0.4% 10/21/22	231,000	231,241
2.2% 6/27/22	1,000,000	1,015,860
3.375% 12/10/21	350,000	353,052
BMV Finance NV 2.25% 8/12/22 (a)	1,050,000	1,069,954
BMW U.S. Capital LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.530% 0.58% 4/1/24 (a)(b)(c)	624,000	631,170
2.7% 4/6/22 (a)	793,000	803,290
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.670% 0.7914% 11/5/21 (a)(b)(c)	250,000	250,290
3 month U.S. LIBOR + 0.900% 1.0248% 2/15/22 (a)(b)(c)	1,450,000	1,455,777
2.85% 1/6/22 (a)	1,093,000	1,102,794
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.760% 0.8041% 3/8/24 (b)(c)	432,000	435,760
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.25% 11/17/23 (b)(c)	400,000	406,372
Volkswagen Group of America Finance LLC:
0.75% 11/23/22 (a)	600,000	601,889
2.5% 9/24/21 (a)	200,000	200,279
2.9% 5/13/22 (a)	900,000	915,493
4% 11/12/21 (a)	1,000,000	1,007,147
		10,819,764
Textiles, Apparel & Luxury Goods - 0.5%
VF Corp. 2.05% 4/23/22	1,200,000	1,213,434

TOTAL CONSUMER DISCRETIONARY		12,033,198

CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.3%
7-Eleven, Inc.:
3 month U.S. LIBOR + 0.450% 0.5784% 8/10/22 (a)(b)(c)	600,000	600,192
0.625% 2/10/23 (a)	72,000	71,924
		672,116
Tobacco - 0.5%
Philip Morris International, Inc.:
2.625% 2/18/22	500,000	504,762
2.9% 11/15/21	500,000	502,683
		1,007,445

TOTAL CONSUMER STAPLES		1,679,561

ENERGY - 2.7%
Oil, Gas & Consumable Fuels - 2.7%
Chevron Corp. 3 month U.S. LIBOR + 0.900% 1.0273% 5/11/23 (b)(c)	400,000	405,544
Enbridge, Inc.:
3 month U.S. LIBOR + 0.500% 0.6245% 2/18/22 (b)(c)	280,000	280,477
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.45% 2/17/23 (b)(c)	257,000	257,568
2.9% 7/15/22	1,300,000	1,326,083
Enterprise Products Operating LP 3.5% 2/1/22	1,000,000	1,013,365
Exxon Mobil Corp. 3 month U.S. LIBOR + 0.330% 0.4548% 8/16/22 (b)(c)	350,000	351,050
Phillips 66 Co. 4.3% 4/1/22	1,000,000	1,023,088
The Williams Companies, Inc. 3.35% 8/15/22	1,000,000	1,020,771
Western Gas Partners LP 3 month U.S. LIBOR + 2.100% 2.2286% 1/13/23 (b)(c)	61,000	60,848
		5,738,794
FINANCIALS - 50.3%
Banks - 30.2%
Bank of America Corp.:
0.523% 6/14/24 (b)	600,000	599,452
2.503% 10/21/22	1,150,000	1,153,485
2.816% 7/21/23 (b)	196,000	200,206
2.881% 4/24/23 (b)	500,000	508,118
3.004% 12/20/23 (b)	1,000,000	1,032,500
3.124% 1/20/23 (b)	1,206,000	1,218,768
3.3% 1/11/23	200,000	208,273
Bank of Montreal:
3 month U.S. LIBOR + 0.400% 0.528% 9/10/21 (b)(c)	250,000	250,025
3 month U.S. LIBOR + 0.570% 0.716% 3/26/22 (b)(c)	300,000	300,861
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.270% 0.32% 4/14/23 (b)(c)	600,000	600,688
2.9% 3/26/22	400,000	406,174
Bank of Nova Scotia:
3 month U.S. LIBOR + 0.640% 0.7708% 3/7/22 (b)(c)	500,000	501,532
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.43% 7/31/24 (b)(c)	700,000	701,069
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.440% 0.495% 4/15/24 (b)(c)	650,000	652,628
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 0.8643% 7/20/22 (a)(b)(c)	250,000	251,424
Barclays Bank PLC 1.7% 5/12/22	700,000	706,382
Barclays PLC:
3 month U.S. LIBOR + 1.430% 1.5548% 2/15/23 (b)(c)	200,000	201,110
3.684% 1/10/23	600,000	607,030
4.61% 2/15/23 (b)	1,650,000	1,681,349
BB&T Corp. 3.95% 3/22/22	500,000	508,830
BNP Paribas SA 3.5% 3/1/23 (a)	400,000	418,002
BPCE SA:
3 month U.S. LIBOR + 0.300% 0.4329% 1/14/22 (a)(b)(c)	700,000	700,719
3 month U.S. LIBOR + 1.220% 1.3508% 5/22/22 (a)(b)(c)	500,000	503,669
3 month U.S. LIBOR + 1.240% 1.359% 9/12/23 (a)(b)(c)	400,000	407,813
2.75% 12/2/21	500,000	503,203
3% 5/22/22 (a)	1,450,000	1,478,436
Canadian Imperial Bank of Commerce:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.340% 0.3889% 6/22/23 (b)(c)	682,000	682,743
2.606% 7/22/23 (b)	800,000	815,805
Capital One Bank NA 2.014% 1/27/23 (b)	400,000	402,669
Capital One NA 3 month U.S. LIBOR + 0.820% 0.9454% 8/8/22 (b)(c)	300,000	301,842
Citigroup, Inc.:
3 month U.S. LIBOR + 0.960% 1.0853% 4/25/22 (b)(c)	800,000	804,187
3 month U.S. LIBOR + 1.070% 1.1983% 12/8/21 (b)(c)	500,000	500,880
3 month U.S. LIBOR + 1.430% 1.5646% 9/1/23 (b)(c)	250,000	252,993
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.870% 0.92% 11/4/22 (b)(c)	302,000	302,424
2.312% 11/4/22 (b)	1,600,000	1,605,458
2.7% 10/27/22	303,000	310,948
2.876% 7/24/23 (b)	800,000	817,411
2.9% 12/8/21	200,000	200,999
3.142% 1/24/23 (b)	1,000,000	1,010,945
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	1,100,000	1,138,884
Federation des caisses Desjardin U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.48% 5/21/24 (a)(b)(c)	610,000	611,507
Fifth Third Bank, Cincinnati 3 month U.S. LIBOR + 0.640% 0.7658% 2/1/22 (b)(c)	750,000	751,980
First Republic Bank 2.5% 6/6/22	720,000	730,580
HSBC Holdings PLC:
3 month U.S. LIBOR + 1.500% 1.6379% 1/5/22 (b)(c)	500,000	502,429
3.262% 3/13/23 (b)	1,000,000	1,015,587
3.95% 5/18/24 (b)	400,000	422,906
4.875% 1/14/22	500,000	508,532
ING Groep NV:
3 month U.S. LIBOR + 1.150% 1.296% 3/29/22 (b)(c)	2,250,000	2,260,902
3.15% 3/29/22	315,000	320,277
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 1.230% 1.3553% 10/24/23 (b)(c)	400,000	405,124
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.580% 0.6285% 3/16/24 (b)(c)	700,000	704,089
0.697% 3/16/24 (b)	700,000	702,345
2.776% 4/25/23 (b)	900,000	914,295
3.207% 4/1/23 (b)	1,100,000	1,118,197
3.559% 4/23/24 (b)	700,000	734,898
3.797% 7/23/24 (b)	300,000	318,330
KeyBank NA:
3 month U.S. LIBOR + 0.660% 0.7858% 2/1/22 (b)(c)	500,000	501,359
3 month U.S. LIBOR + 0.810% 0.9408% 11/22/21 (b)(c)	250,000	250,437
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 0.37% 6/14/24 (b)(c)	400,000	400,455
Lloyds Banking Group PLC:
1.326% 6/15/23 (b)	325,000	327,292
2.858% 3/17/23 (b)	600,000	608,052
2.907% 11/7/23 (b)	600,000	616,495
3% 1/11/22	2,219,000	2,241,048
M&T Bank Corp. 3 month U.S. LIBOR + 0.680% 0.8053% 7/26/23 (b)(c)	300,000	302,803
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.700% 0.8308% 3/7/22 (b)(c)	250,000	250,796
3 month U.S. LIBOR + 0.860% 0.9853% 7/26/23 (b)(c)	400,000	405,230
3 month U.S. LIBOR + 0.920% 1.0508% 2/22/22 (b)(c)	500,000	502,080
3 month U.S. LIBOR + 1.060% 1.179% 9/13/21 (b)(c)	387,000	387,128
2.19% 9/13/21	300,000	300,189
2.623% 7/18/22	1,000,000	1,020,739
2.665% 7/25/22	500,000	510,659
3.218% 3/7/22	500,000	507,645
Mizuho Financial Group, Inc.:
3 month U.S. LIBOR + 0.840% 0.9664% 7/16/23 (b)(c)	500,000	502,841
3 month U.S. LIBOR + 0.880% 1.0048% 9/11/22 (b)(c)	200,000	201,587
3 month U.S. LIBOR + 0.940% 1.0608% 2/28/22 (b)(c)	1,050,000	1,054,619
3 month U.S. LIBOR + 1.140% 1.259% 9/13/21 (b)(c)	350,000	350,123
2.721% 7/16/23 (b)	1,050,000	1,071,609
2.953% 2/28/22	813,000	823,761
MUFG Union Bank NA 3 month U.S. LIBOR + 0.600% 0.7308% 3/7/22 (b)(c)	300,000	300,717
NatWest Markets PLC 3.625% 9/29/22 (a)	1,300,000	1,346,334
PNC Bank NA:
3 month U.S. LIBOR + 0.430% 0.5531% 12/9/22 (b)(c)	700,000	700,285
1.743% 2/24/23 (b)	500,000	503,471
Rabobank Nederland 3.875% 2/8/22	150,000	152,389
Rabobank Nederland New York Branch 3 month U.S. LIBOR + 0.830% 0.949% 1/10/22 (b)(c)	250,000	250,744
Royal Bank of Canada U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 10/26/23 (b)(c)	950,000	954,771
Standard Chartered PLC 3 month U.S. LIBOR + 1.200% 1.328% 9/10/22 (a)(b)(c)	988,000	988,224
Sumitomo Mitsui Banking Corp. 3.2% 7/18/22	800,000	820,887
Sumitomo Mitsui Financial Group, Inc.:
3 month U.S. LIBOR + 0.780% 0.899% 7/12/22 (b)(c)	500,000	502,584
3 month U.S. LIBOR + 1.140% 1.2739% 10/19/21 (b)(c)	350,000	350,528
2.442% 10/19/21	400,000	401,185
2.846% 1/11/22	500,000	504,739
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.530% 0.6646% 12/1/22 (b)(c)	250,000	251,610
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.2629% 6/2/23 (b)(c)	750,000	750,668
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.350% 0.3983% 3/4/24 (b)(c)	700,000	702,616
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.480% 0.53% 1/27/23 (b)(c)	1,200,000	1,206,815
0.25% 1/6/23	600,000	600,136
Truist Bank U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.730% 0.7753% 3/9/23 (b)(c)	523,000	526,678
U.S. Bank NA, Cincinnati 3 month U.S. LIBOR + 0.180% 0.3143% 1/21/22 (b)(c)	814,000	814,454
Wells Fargo Bank NA 2.082% 9/9/22 (b)	1,000,000	1,000,369
		64,239,063
Capital Markets - 11.3%
Credit Suisse AG:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.43% 8/9/23 (b)(c)	600,000	601,266
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.390% 0.44% 2/2/24 (b)(c)	1,000,000	1,000,240
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 2/4/22 (b)(c)	2,200,000	2,203,300
2.1% 11/12/21	650,000	652,411
2.8% 4/8/22	250,000	253,959
Deutsche Bank AG New York Branch:
3.3% 11/16/22	672,000	694,176
4.25% 10/14/21	940,000	944,178
5% 2/14/22	477,000	486,653
E*TRADE Financial Corp. 2.95% 8/24/22	2,095,000	2,145,227
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.750% 0.8808% 2/23/23 (b)(c)	1,297,000	1,307,246
3 month U.S. LIBOR + 1.000% 1.1253% 7/24/23 (b)(c)	150,000	151,066
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.4741% 3/8/23 (b)(c)	675,000	675,271
0.481% 1/27/23	1,050,000	1,050,201
0.627% 11/17/23 (b)	900,000	901,272
2.876% 10/31/22 (b)	500,000	502,009
2.905% 7/24/23 (b)	500,000	511,005
2.908% 6/5/23 (b)	600,000	611,120
5.75% 1/24/22	450,000	459,815
Intercontinental Exchange, Inc. 3 month U.S. LIBOR + 0.650% 0.7689% 6/15/23 (b)(c)(d)	99,000	99,016
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.75% 1/20/23 (b)(c)	1,000,000	1,002,320
0.529% 1/25/24 (b)	337,000	337,161
0.56% 11/10/23 (b)	410,000	410,682
2.625% 11/17/21	942,000	946,795
2.75% 5/19/22	800,000	814,531
3.737% 4/24/24 (b)	400,000	421,052
4.875% 11/1/22	500,000	525,620
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.5558% 11/1/21 (b)(c)	500,000	500,109
UBS AG London Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 0.37% 6/1/23 (a)(b)(c)	750,000	751,609
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.360% 0.41% 2/9/24 (a)(b)(c)	650,000	654,505
1.75% 4/21/22 (a)	350,000	353,078
UBS Group AG:
3 month U.S. LIBOR + 0.950% 1.0748% 8/15/23 (a)(b)(c)	800,000	806,576
2.65% 2/1/22 (a)	1,250,000	1,262,681
		24,036,150
Consumer Finance - 3.0%
American Express Co.:
3 month U.S. LIBOR + 0.600% 0.7214% 11/5/21 (b)(c)	400,000	400,205
3 month U.S. LIBOR + 0.620% 0.751% 5/20/22 (b)(c)	1,350,000	1,354,735
2.75% 5/20/22	650,000	660,350
3.7% 11/5/21	550,000	551,789
American Express Credit Corp.:
3 month U.S. LIBOR + 0.700% 0.8285% 3/3/22 (b)(c)	550,000	551,529
2.7% 3/3/22	300,000	303,124
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.260% 0.388% 9/10/21 (b)(c)	300,000	300,021
2.75% 3/15/22	100,000	101,414
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.300% 0.35% 6/13/22 (b)(c)	550,000	550,708
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 0.37% 4/6/23 (b)(c)	900,000	902,034
0.45% 7/22/22	342,000	342,760
1.15% 5/26/22	400,000	402,979
		6,421,648
Diversified Financial Services - 0.6%
AIG Global Funding 2.3% 7/1/22 (a)	500,000	508,226
Athene Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.75% 5/24/24 (a)(b)(c)	800,000	804,296
		1,312,522
Insurance - 5.2%
ACE INA Holdings, Inc. 2.875% 11/3/22	300,000	307,905
American International Group, Inc. 4.875% 6/1/22	2,300,000	2,377,824
Aon Corp. 2.2% 11/15/22	1,000,000	1,021,980
Equitable Financial Life Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.390% 0.44% 4/6/23 (a)(b)(c)	700,000	701,523
Metropolitan Life Global Funding I:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.570% 0.62% 1/13/23 (a)(b)(c)	1,142,000	1,148,384
3.875% 4/11/22 (a)	150,000	153,349
Metropolitan Tower Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.550% 0.6% 1/17/23 (a)(b)(c)	2,000,000	2,010,870
0.55% 7/13/22 (a)	450,000	451,419
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.399% 1/10/23 (a)(b)(c)	279,000	279,730
3 month U.S. LIBOR + 0.280% 0.4143% 1/21/22 (a)(b)(c)	250,000	250,315
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.27% 2/2/23 (a)(b)(c)	650,000	650,653
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.310% 0.36% 4/26/24 (a)(b)(c)	550,000	550,738
Pacific Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.43% 4/12/24 (a)(b)(c)	700,000	700,924
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 4/12/24 (a)(b)(c)	438,000	438,922
Prudential Financial, Inc. 4.5% 11/16/21	100,000	100,833
		11,145,369

TOTAL FINANCIALS		107,154,752

HEALTH CARE - 4.1%
Biotechnology - 1.5%
AbbVie, Inc.:
3 month U.S. LIBOR + 0.650% 0.7808% 11/21/22 (b)(c)	350,000	352,443
2.3% 11/21/22	400,000	409,096
2.9% 11/6/22	400,000	411,643
3.375% 11/14/21	750,000	754,765
3.45% 3/15/22	1,150,000	1,163,417
		3,091,364
Health Care Equipment & Supplies - 1.0%
Becton, Dickinson & Co. 2.894% 6/6/22	571,000	580,780
Boston Scientific Corp. 3.375% 5/15/22	1,500,000	1,532,208
		2,112,988
Health Care Providers & Services - 0.6%
CVS Health Corp. 3.5% 7/20/22	1,300,000	1,329,535
Pharmaceuticals - 1.0%
AstraZeneca PLC 2.375% 6/12/22	500,000	507,501
Bayer U.S. Finance LLC 3% 10/8/21 (a)	500,000	501,417
Bristol-Myers Squibb Co. 2.6% 5/16/22	400,000	406,779
Viatris, Inc. 1.125% 6/22/22 (a)	700,000	703,821
		2,119,518

TOTAL HEALTH CARE		8,653,405

INDUSTRIALS - 3.2%
Aerospace & Defense - 0.1%
The Boeing Co. 1.167% 2/4/23	274,000	274,199
Industrial Conglomerates - 0.9%
Honeywell International, Inc.:
3 month U.S. LIBOR + 0.370% 0.4954% 8/8/22 (b)(c)	720,000	722,738
0.483% 8/19/22	214,000	214,032
Siemens Financieringsmaatschappij NV:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.48% 3/11/24 (a)(b)(c)	500,000	503,623
0.4% 3/11/23 (a)	402,000	403,364
		1,843,757
Machinery - 1.3%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.3228% 11/12/21 (b)(c)	249,000	249,017
3 month U.S. LIBOR + 0.220% 0.3579% 1/6/22 (b)(c)	642,000	642,571
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.150% 0.2% 11/17/22 (b)(c)	740,000	740,318
0.25% 3/1/23	500,000	499,787
0.95% 5/13/22	400,000	402,235
1.9% 9/6/22	200,000	203,233
		2,737,161
Trading Companies & Distributors - 0.9%
Air Lease Corp.:
2.625% 7/1/22	500,000	508,189
3.5% 1/15/22	1,000,000	1,011,349
3.75% 2/1/22	350,000	352,859
		1,872,397

TOTAL INDUSTRIALS		6,727,514

INFORMATION TECHNOLOGY - 0.6%
IT Services - 0.1%
IBM Corp. 2.85% 5/13/22	200,000	203,756
Software - 0.5%
Oracle Corp. 2.5% 5/15/22	1,000,000	1,011,958

TOTAL INFORMATION TECHNOLOGY		1,215,714

MATERIALS - 0.0%
Chemicals - 0.0%
International Flavors & Fragrances, Inc. 0.697% 9/15/22 (a)	46,000	46,123
UTILITIES - 3.7%
Electric Utilities - 3.1%
Duke Energy Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.299% 6/10/23 (b)(c)	341,000	341,356
3.05% 8/15/22	1,000,000	1,019,414
Entergy Corp. 4% 7/15/22	1,000,000	1,025,306
Florida Power & Light Co. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 5/10/23 (b)(c)	399,000	399,092
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.4008% 2/22/23 (b)(c)	900,000	900,086
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.540% 0.59% 3/1/23 (b)(c)	357,000	358,244
2.9% 4/1/22	750,000	761,371
PPL Electric Utilities Corp.:
3 month U.S. LIBOR + 0.250% 0.396% 9/28/23 (b)(c)	145,000	145,018
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.38% 6/24/24 (b)(c)	476,000	476,337
Southern California Edison Co.:
3 month U.S. LIBOR + 0.270% 0.3985% 12/3/21 (b)(c)	233,000	233,043
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.640% 0.69% 4/3/23 (b)(c)	500,000	501,595
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.830% 0.88% 4/1/24 (b)(c)	500,000	502,278
		6,663,140
Gas Utilities - 0.3%
ONE Gas, Inc. 3 month U.S. LIBOR + 0.610% 0.7348% 3/11/23 (b)(c)	650,000	650,083
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (b)(c)	72,000	72,011
		722,094
Multi-Utilities - 0.3%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.650% 0.7% 5/13/24 (b)(c)	325,000	325,475
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 0.6489% 9/15/23 (b)(c)	186,000	186,025
		511,500

TOTAL UTILITIES		7,896,734

TOTAL NONCONVERTIBLE BONDS
(Cost $159,014,804)		159,216,058

U.S. Government and Government Agency Obligations - 4.2%
U.S. Government Agency Obligations - 0.2%
Fannie Mae U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.180% 0.23% 7/8/22 (b)(c)	400,000	400,509
U.S. Treasury Obligations - 4.0%
U.S. Treasury Notes:
0.125% 5/31/22	$1,813,000	$1,813,708
0.125% 6/30/22	2,539,000	2,539,995
0.125% 12/31/22	2,300,000	2,299,730
1.875% 11/30/21	1,794,000	1,802,062

TOTAL U.S. TREASURY OBLIGATIONS		8,455,495

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,850,550)		8,856,004

Bank Notes - 3.9%
BBVA U.S.A. 2.875% 6/29/22	1,000,000	1,019,270
Capital One NA 2.15% 9/6/22	873,000	887,810
Citizens Bank NA:
2.65% 5/26/22	1,000,000	1,015,642
3.25% 2/14/22	350,000	353,918
Huntington National Bank 2.5% 8/7/22	1,100,000	1,121,281
KeyBank NA 3.3% 2/1/22	500,000	506,445
MUFG Union Bank NA 3.15% 4/1/22	850,000	862,454
Truist Bank 2.8% 5/17/22	1,100,000	1,118,302
U.S. Bank NA, Cincinnati:
1.8% 1/21/22	650,000	653,201
3.45% 11/16/21	400,000	401,566
Wells Fargo Bank NA 3.625% 10/22/21	350,000	351,690
TOTAL BANK NOTES
(Cost $8,285,530)		8,291,579

Certificates of Deposit - 0.7%
Barclays Bank PLC yankee 0.28% 5/17/22	800,000	800,384
Royal Bank of Canada yankee 3 month U.S. LIBOR + 0.000% 0.1248% 11/16/21 (b)(c)	800,000	800,068
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,600,000)		1,600,452

Commercial Paper - 4.7%
Cigna Corp. 0.29% 2/11/22	1,000,000	998,929
Enel Finance America LLC:
yankee:
0.29% 1/7/22	400,000	399,690
0.3% 1/24/22	400,000	399,632
0.37% 7/11/22	800,000	798,067
0.4% 8/11/22	700,000	698,095
General Motors Financial Co., Inc.:
0.32% 9/17/21	200,000	199,966
0.34% 10/15/21	400,000	399,793
0.34% 10/27/21	300,000	299,793
HSBC U.S.A., Inc. yankee:
0.3% 11/19/21	800,000	799,596
0.35% 5/13/22	750,000	748,273
0.4% 10/5/21	700,000	699,875
0.4% 2/4/22	600,000	599,283
NatWest Markets PLC yankee:
0.3% 6/21/22	800,000	798,602
0.35% 4/19/22	700,000	699,115
Viatris, Inc. 0.68% 4/26/22	600,000	597,826
Westpac Banking Corp. 3 month U.S. LIBOR + 0.010% 0.1408% 11/22/21 (b)(c)	800,000	800,097
TOTAL COMMERCIAL PAPER
(Cost $9,932,302)		9,936,632
	Shares	Value

Money Market Funds - 11.2%
Fidelity Cash Central Fund 0.06% (e)
(Cost $23,844,108)	23,839,340	23,844,108
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $211,527,294)		211,744,833
NET OTHER ASSETS (LIABILITIES) - 0.5%		1,121,495
NET ASSETS - 100%		$212,866,328

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,052,562 or 14.6% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$18,672,622	$125,200,946	$120,029,460	$15,207	$(61)	$61	$23,844,108	0.0%
Total	$18,672,622	$125,200,946	$120,029,460	$15,207	$(61)	$61	$23,844,108

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$159,216,058	$--	$159,117,042	$99,016
U.S. Government and Government Agency Obligations	8,856,004	--	8,856,004	--
Bank Notes	8,291,579	--	8,291,579	--
Certificates of Deposit	1,600,452	--	1,600,452	--
Commercial Paper	9,936,632	--	9,936,632	--
Money Market Funds	23,844,108	23,844,108	--	--
Total Investments in Securities:	$211,744,833	$23,844,108	$187,801,709	$99,016

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.2%
United Kingdom	7.5%
Canada	5.9%
Japan	5.3%
Netherlands	2.3%
France	1.9%
Switzerland	1.0%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $187,683,186)	$187,900,725
Fidelity Central Funds (cost $23,844,108)	23,844,108
Total Investment in Securities (cost $211,527,294)		$211,744,833
Receivable for fund shares sold		582,574
Interest receivable		756,704
Distributions receivable from Fidelity Central Funds		1,288
Total assets		213,085,399
Liabilities
Payable to custodian bank	$10,259
Payable for fund shares redeemed	208,766
Distributions payable	46
Total liabilities		219,071
Net Assets		$212,866,328
Net Assets consist of:
Paid in capital		$212,636,308
Total accumulated earnings (loss)		230,020
Net Assets		$212,866,328
Net Asset Value, offering price and redemption price per share ($212,866,328 ÷ 21,226,737 shares)		$10.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$853,418
Income from Fidelity Central Funds		15,207
Total income		868,625
Expenses
Independent trustees' fees and expenses	$431
Commitment fees	63
Total expenses		494
Net investment income (loss)		868,131
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,596
Fidelity Central Funds	(61)
Total net realized gain (loss)		18,535
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(185,300)
Fidelity Central Funds	61
Total change in net unrealized appreciation (depreciation)		(185,239)
Net gain (loss)		(166,704)
Net increase (decrease) in net assets resulting from operations		$701,427

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$868,131	$1,568,296
Net realized gain (loss)	18,535	21,736
Change in net unrealized appreciation (depreciation)	(185,239)	307,391
Net increase (decrease) in net assets resulting from operations	701,427	1,897,423
Distributions to shareholders	(894,244)	(1,568,473)
Share transactions
Proceeds from sales of shares	147,570,342	97,485,397
Reinvestment of distributions	893,334	1,228,909
Cost of shares redeemed	(58,711,655)	(51,328,526)
Net increase (decrease) in net assets resulting from share transactions	89,752,021	47,385,780
Total increase (decrease) in net assets	89,559,204	47,714,730
Net Assets
Beginning of period	123,307,124	75,592,394
End of period	$212,866,328	$123,307,124
Other Information
Shares
Sold	14,711,509	9,752,362
Issued in reinvestment of distributions	89,120	122,833
Redeemed	(5,853,071)	(5,145,292)
Net increase (decrease)	8,947,558	4,729,903

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Conservative Income Bond Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.01	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.053	.169	.275	.059
Net realized and unrealized gain (loss)	(.006)	.039	.002	.007
Total from investment operations	.047	.208	.277	.066
Distributions from net investment income	(.055)	(.178)	(.287)	(.046)
Distributions from net realized gain	(.002)	–	–	–
Total distributions	(.057)	(.178)	(.287)	(.046)
Net asset value, end of period	$10.03	$10.04	$10.01	$10.02
Total ReturnC	.47%	2.10%	2.80%	.66%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	-%	- %G
Net investment income (loss)	.53%	1.69%	2.76%	2.32%G
Supplemental Data
Net assets, end of period (000 omitted)	$212,866	$123,307	$75,592	$50,887
Portfolio turnover rateH	40%	44%	12%	10%I

 A For the period May 31, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Flex Conservative Income Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$232,262
Gross unrealized depreciation	(14,723)
Net unrealized appreciation (depreciation)	$217,539
Tax Cost	$211,527,294

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,671
Undistributed long-term capital gain	$3,809
Net unrealized appreciation (depreciation) on securities and other investments	$217,539

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$894,244	$ 1,568,473

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Conservative Income Bond Fund	106,290,929	39,554,763

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Flex Conservative Income Bond Fund	$63

7. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Conservative Income Bond Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Conservative Income Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 31, 2018 (commencement of operations) through August 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 31, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Flex Conservative Income Bond Fund	- %-C
Actual		$1,000.00	$1,002.20	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Conservative Income Bond Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 08, 2021, a distribution of $.001 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021 $3,809, or, if subsequently determined to be different, the net capital gain of such year.

A total of 5.72% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $917,808 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $1,252,605 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 82.03% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

ZCI-ANN-1021
1.9887609.103

Fidelity® Series Bond Index Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® Series Bond Index	(0.14)%	5.20%

 A From April 26, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Bond Index Fund on April 26, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,266	Fidelity® Series Bond Index
$11,272	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:   For the fiscal year ending August 31, 2021, the fund returned -0.14%, about in line with the -0.08% return of the benchmark, the Barclays U.S. Aggregate Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 12,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. Returns for various categories of U.S. taxable bonds were slightly negative to modestly positive for the year. Strong economic growth underpinned rising inflation expectations that nudged yields higher and placed broad pressure on U.S. bond prices. Demand for yield, coupled with an improving credit-quality outlook, helped cushion corporate bonds, while persistent inflation and interest-rate worries weighed more heavily on U.S. government bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger assumed co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	69.7%
AAA	3.2%
AA	2.9%
A	13.1%
BBB	11.6%
BB and Below	0.6%
Short-Term Investments and Net Other Assets*	(1.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	26.5%
U.S. Government and U.S. Government Agency Obligations	69.7%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	0.8%
Municipal Bonds	0.4%
Other Investments	3.5%
Short-Term Investments and Net Other Assets (Liabilities)**	(1.1)%

 * Foreign investments - 6.9%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 26.5%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.:
1.65% 2/1/28	$2,000,000	$1,998,817
2.25% 2/1/32	3,000,000	2,981,204
2.75% 6/1/31	3,000,000	3,143,677
2.95% 7/15/26	1,425,000	1,536,550
3.3% 2/1/52	3,550,000	3,535,023
3.5% 6/1/41	1,500,000	1,580,537
3.5% 9/15/53 (a)	5,620,000	5,772,893
3.55% 6/1/24	535,000	571,153
3.55% 9/15/55 (a)	15,121,000	15,472,536
3.6% 7/15/25	1,130,000	1,237,680
3.65% 6/1/51	1,950,000	2,056,662
3.65% 9/15/59 (a)	8,327,000	8,566,341
3.8% 2/15/27	1,604,000	1,791,243
3.85% 6/1/60	2,670,000	2,847,362
4.125% 2/17/26	4,870,000	5,452,305
4.3% 2/15/30	18,240,000	21,220,739
4.35% 3/1/29	3,665,000	4,249,600
4.35% 6/15/45	1,141,000	1,321,792
4.5% 3/9/48	1,460,000	1,729,126
4.65% 6/1/44	1,403,000	1,685,127
5.45% 3/1/47	1,500,000	1,995,129
Bell Canada 4.464% 4/1/48	2,540,000	3,149,163
British Telecommunications PLC 9.625% 12/15/30 (b)	3,618,000	5,579,728
Deutsche Telekom International Financial BV 8.75% 6/15/30 (b)	4,399,000	6,615,325
Orange SA 5.5% 2/6/44	535,000	757,294
Telefonica Emisiones S.A.U.:
4.103% 3/8/27	2,388,000	2,695,223
4.665% 3/6/38	1,050,000	1,237,949
5.213% 3/8/47	3,871,000	4,855,854
5.52% 3/1/49	600,000	791,339
7.045% 6/20/36	1,564,000	2,268,716
Verizon Communications, Inc.:
1.45% 3/20/26	10,000,000	10,131,784
1.5% 9/18/30	3,600,000	3,470,574
1.68% 10/30/30	2,598,000	2,508,844
2.55% 3/21/31	4,000,000	4,131,769
2.625% 8/15/26	4,123,000	4,386,621
2.987% 10/30/56	15,553,000	15,004,164
3.15% 3/22/30	6,172,000	6,695,221
3.55% 3/22/51	11,000,000	11,951,501
3.7% 3/22/61	1,140,000	1,253,444
4.016% 12/3/29	5,000,000	5,751,446
4.125% 3/16/27	1,247,000	1,425,793
4.272% 1/15/36	4,327,000	5,173,177
4.4% 11/1/34	673,000	810,227
4.75% 11/1/41	178,000	222,983
5.012% 4/15/49	205,000	273,738
5.012% 8/21/54	2,238,000	3,081,672
5.5% 3/16/47	572,000	811,811
		195,780,856
Entertainment - 0.2%
The Walt Disney Co.:
2% 9/1/29	1,877,000	1,913,542
2.65% 1/13/31	5,000,000	5,311,019
2.75% 9/1/49	4,876,000	4,856,616
3.5% 5/13/40	1,000,000	1,124,717
3.6% 1/13/51	1,000,000	1,153,810
3.7% 10/15/25	1,247,000	1,378,274
3.8% 3/22/30	4,800,000	5,533,718
3.8% 5/13/60	1,000,000	1,195,846
4.7% 3/23/50	2,257,000	3,017,067
5.4% 10/1/43	691,000	973,510
6.15% 3/1/37	705,000	1,018,452
6.15% 2/15/41	1,872,000	2,787,778
		30,264,349
Interactive Media & Services - 0.1%
Alphabet, Inc.:
0.45% 8/15/25	1,400,000	1,388,119
1.1% 8/15/30	2,700,000	2,589,658
1.9% 8/15/40	792,000	735,089
1.998% 8/15/26	410,000	430,996
2.05% 8/15/50	2,700,000	2,450,379
Baidu, Inc. 1.72% 4/9/26	7,500,000	7,585,781
		15,180,022
Media - 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.5% 6/1/41	5,200,000	5,257,004
3.7% 4/1/51	700,000	704,632
3.75% 2/15/28	3,250,000	3,594,746
3.85% 4/1/61	4,200,000	4,179,565
4.2% 3/15/28	1,961,000	2,219,489
4.4% 12/1/61	2,040,000	2,235,245
4.5% 2/1/24	14,500,000	15,739,330
4.908% 7/23/25	1,423,000	1,610,118
5.125% 7/1/49	2,445,000	2,935,999
5.375% 5/1/47	2,900,000	3,568,610
5.75% 4/1/48	933,000	1,200,023
6.384% 10/23/35	2,397,000	3,204,021
6.484% 10/23/45	836,000	1,165,809
Comcast Corp.:
1.5% 2/15/31	2,700,000	2,588,673
1.95% 1/15/31	2,690,000	2,669,073
2.35% 1/15/27	4,242,000	4,476,311
2.45% 8/15/52	2,700,000	2,487,874
2.65% 2/1/30	1,500,000	1,578,077
2.8% 1/15/51	2,700,000	2,622,751
2.887% 11/1/51 (a)	3,321,000	3,305,284
2.937% 11/1/56 (a)	11,149,000	11,043,584
2.987% 11/1/63 (a)	6,882,000	6,772,313
3.15% 3/1/26	891,000	967,798
3.3% 2/1/27	5,722,000	6,285,388
3.375% 8/15/25	2,442,000	2,660,630
3.45% 2/1/50	2,000,000	2,197,130
3.6% 3/1/24	21,100,000	22,702,116
3.7% 4/15/24	1,848,000	1,994,795
3.9% 3/1/38	2,000,000	2,329,068
3.969% 11/1/47	926,000	1,088,504
4% 3/1/48	2,139,000	2,515,169
4.15% 10/15/28	3,360,000	3,898,247
4.25% 10/15/30	5,000,000	5,898,883
6.45% 3/15/37	1,000,000	1,476,388
Discovery Communications LLC:
3.25% 4/1/23	416,000	429,829
3.625% 5/15/30	3,200,000	3,505,589
4% 9/15/55	1,031,000	1,103,760
4.65% 5/15/50	2,100,000	2,491,618
5.2% 9/20/47	1,497,000	1,882,586
5.3% 5/15/49	800,000	1,021,087
Fox Corp.:
4.03% 1/25/24	837,000	901,792
4.709% 1/25/29	1,850,000	2,177,965
5.476% 1/25/39	1,478,000	1,918,064
5.576% 1/25/49	1,660,000	2,283,453
Grupo Televisa SA de CV 5.25% 5/24/49	2,360,000	3,113,737
Time Warner Cable LLC:
4.5% 9/15/42	1,961,000	2,192,961
5.875% 11/15/40	2,300,000	2,965,575
6.55% 5/1/37	1,040,000	1,419,185
7.3% 7/1/38	713,000	1,038,649
Time Warner Entertainment Co. LP 8.375% 7/15/33	2,300,000	3,425,110
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	911,000	945,410
2.55% 2/15/22	501,000	506,433
3% 7/30/46	802,000	834,927
3.15% 9/17/25	1,688,000	1,834,598
4.125% 6/1/44	1,016,000	1,238,790
ViacomCBS, Inc.:
3.375% 2/15/28	1,880,000	2,066,623
4% 1/15/26	1,069,000	1,185,884
4.2% 6/1/29	2,200,000	2,532,270
4.375% 3/15/43	470,000	549,506
4.6% 1/15/45	1,301,000	1,567,868
4.95% 1/15/31	2,300,000	2,779,992
4.95% 5/19/50	1,440,000	1,830,212
5.85% 9/1/43	2,611,000	3,605,936
		192,522,056
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV:
3.125% 7/16/22	750,000	765,649
3.625% 4/22/29	3,503,000	3,843,667
4.375% 7/16/42	2,510,000	3,053,258
6.125% 11/15/37	1,491,000	2,075,099
Rogers Communications, Inc.:
2.9% 11/15/26	445,000	477,606
3.625% 12/15/25	356,000	390,781
3.7% 11/15/49	1,300,000	1,380,086
4.1% 10/1/23	860,000	915,454
4.3% 2/15/48	1,850,000	2,126,820
5.45% 10/1/43	1,029,000	1,353,541
T-Mobile U.S.A., Inc.:
2.05% 2/15/28	2,700,000	2,748,870
3.3% 2/15/51	7,500,000	7,522,200
3.5% 4/15/25	4,990,000	5,385,957
3.6% 11/15/60	1,200,000	1,228,380
3.75% 4/15/27	5,000,000	5,533,850
3.875% 4/15/30	7,550,000	8,459,171
Vodafone Group PLC:
4.375% 5/30/28	6,205,000	7,218,370
5% 5/30/38	701,000	893,729
5.125% 6/19/59	3,600,000	4,799,796
5.25% 5/30/48	2,907,000	3,872,395
		64,044,679

TOTAL COMMUNICATION SERVICES		497,791,962

CONSUMER DISCRETIONARY - 1.4%
Auto Components - 0.0%
Lear Corp. 5.25% 5/15/49	1,120,000	1,427,472
Automobiles - 0.3%
American Honda Finance Corp.:
1.2% 7/8/25	1,030,000	1,039,583
1.7% 9/9/21	802,000	802,237
1.8% 1/13/31	2,300,000	2,290,899
2.15% 9/10/24	3,830,000	3,994,259
2.3% 9/9/26	891,000	940,933
3.55% 1/12/24	4,350,000	4,649,589
General Motors Co.:
4.875% 10/2/23	4,100,000	4,447,199
5% 10/1/28	248,000	290,385
5.15% 4/1/38	1,500,000	1,809,303
5.2% 4/1/45	761,000	932,816
5.95% 4/1/49	2,178,000	2,965,079
6.6% 4/1/36	2,041,000	2,791,318
6.75% 4/1/46	1,275,000	1,844,704
General Motors Financial Co., Inc.:
2.9% 2/26/25	1,050,000	1,109,441
3.15% 6/30/22	2,000,000	2,040,280
3.25% 1/5/23	1,284,000	1,326,451
3.85% 1/5/28	1,247,000	1,368,857
4% 1/15/25	2,629,000	2,858,936
4% 10/6/26	656,000	725,598
4.3% 7/13/25	2,210,000	2,443,571
4.35% 1/17/27	1,425,000	1,603,670
4.375% 9/25/21	1,638,000	1,642,196
5.1% 1/17/24	6,462,000	7,072,270
5.65% 1/17/29	3,507,000	4,266,899
		55,256,473
Diversified Consumer Services - 0.1%
Duke University 2.832% 10/1/55	850,000	894,875
George Washington University 4.3% 9/15/44	356,000	458,257
Ingersoll-Rand Global Holding Co. Ltd.:
3.75% 8/21/28	829,000	932,576
4.3% 2/21/48	886,000	1,091,234
Massachusetts Institute of Technology:
3.885% 7/1/2116	504,000	642,039
3.959% 7/1/38	842,000	1,016,573
Northwestern University 4.643% 12/1/44	597,000	793,838
President and Fellows of Harvard College:
3.3% 7/15/56	865,000	1,022,547
3.619% 10/1/37	178,000	209,435
Rice University 3.774% 5/15/55	340,000	426,353
Trustees of Princeton Univ. 5.7% 3/1/39	178,000	265,094
University Notre Dame du Lac 3.438% 2/15/45	593,000	699,186
University of Southern California:
2.945% 10/1/51	2,400,000	2,567,315
5.25% 10/1/2111	356,000	575,063
		11,594,385
Hotels, Restaurants & Leisure - 0.2%
Expedia, Inc. 2.95% 3/15/31	4,240,000	4,314,254
Marriott International, Inc.:
3.5% 10/15/32	4,080,000	4,355,270
5.75% 5/1/25	2,800,000	3,216,723
McDonald's Corp.:
3.6% 7/1/30	1,350,000	1,524,595
3.625% 9/1/49	6,943,000	7,799,933
3.7% 1/30/26	3,007,000	3,327,423
4.45% 3/1/47	1,013,000	1,264,078
4.875% 12/9/45	968,000	1,273,507
6.3% 3/1/38	1,256,000	1,825,014
Metropolitan Museum of Art 3.4% 7/1/45	535,000	614,311
Starbucks Corp.:
2.25% 3/12/30	2,716,000	2,773,439
2.45% 6/15/26	1,782,000	1,890,628
2.55% 11/15/30	1,880,000	1,963,327
3.5% 11/15/50	1,700,000	1,863,307
3.8% 8/15/25	1,239,000	1,367,898
3.85% 10/1/23	335,000	356,028
4% 11/15/28	2,547,000	2,939,087
4.5% 11/15/48	837,000	1,057,190
		43,726,012
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	4,810,000	4,726,931
3.15% 2/9/51	4,960,000	4,854,104
4% 12/6/37	2,100,000	2,357,103
Amazon.com, Inc.:
0.8% 6/3/25	2,000,000	2,005,269
1% 5/12/26	3,900,000	3,920,964
1.5% 6/3/30	4,000,000	3,932,259
2.1% 5/12/31	3,900,000	3,998,787
2.4% 2/22/23	2,825,000	2,910,324
2.5% 6/3/50	5,197,000	4,989,046
2.8% 8/22/24	1,155,000	1,229,912
3.1% 5/12/51	3,900,000	4,201,604
3.15% 8/22/27	1,864,000	2,062,895
3.875% 8/22/37	4,601,000	5,488,945
4.05% 8/22/47	3,346,000	4,135,182
4.25% 8/22/57	1,183,000	1,541,178
4.8% 12/5/34	1,069,000	1,382,337
eBay, Inc.:
1.4% 5/10/26	2,926,000	2,950,614
1.9% 3/11/25	6,540,000	6,764,976
		63,452,430
Leisure Products - 0.0%
Hasbro, Inc. 3.55% 11/19/26	5,340,000	5,855,843
Multiline Retail - 0.1%
Dollar Tree, Inc.:
3.7% 5/15/23	1,551,000	1,631,046
4% 5/15/25	1,425,000	1,564,755
Kohl's Corp.:
4.25% 7/17/25	2,179,000	2,381,791
9.5% 5/15/25	1,306,000	1,656,978
Macy's Retail Holdings LLC:
2.875% 2/15/23	253,000	257,428
4.3% 2/15/43	846,000	738,135
Nordstrom, Inc.:
4% 3/15/27	804,000	843,428
5% 1/15/44	1,456,000	1,447,673
Target Corp.:
2.25% 4/15/25	15,000,000	15,769,459
3.9% 11/15/47	1,549,000	1,953,595
4% 7/1/42	1,247,000	1,564,483
		29,808,771
Specialty Retail - 0.3%
AutoZone, Inc.:
3.125% 7/15/23	682,000	712,005
3.25% 4/15/25	713,000	766,725
3.7% 4/15/22	980,000	992,312
3.75% 6/1/27	1,034,000	1,162,022
Lowe's Companies, Inc.:
1.3% 4/15/28	2,000,000	1,963,557
1.7% 10/15/30	3,300,000	3,205,438
3.65% 4/5/29	1,909,000	2,142,781
3.7% 4/15/46	624,000	696,991
4.05% 5/3/47	2,050,000	2,397,840
4.55% 4/5/49	1,688,000	2,123,079
4.65% 4/15/42	1,158,000	1,446,495
5% 4/15/40	2,280,000	2,951,371
5.125% 4/15/50	1,200,000	1,644,259
O'Reilly Automotive, Inc. 3.85% 6/15/23	504,000	529,654
The Home Depot, Inc.:
1.375% 3/15/31	5,900,000	5,694,689
2.375% 3/15/51	2,500,000	2,341,583
2.5% 4/15/27	3,300,000	3,531,272
2.8% 9/14/27	891,000	969,800
2.95% 6/15/29	4,000,000	4,380,406
3% 4/1/26	1,788,000	1,945,680
3.125% 12/15/49	1,483,000	1,590,222
3.75% 2/15/24	1,198,000	1,285,476
3.9% 12/6/28	1,027,000	1,192,215
3.9% 6/15/47	1,529,000	1,838,886
4.2% 4/1/43	281,000	347,217
4.25% 4/1/46	584,000	739,112
4.5% 12/6/48	2,879,000	3,780,770
4.875% 2/15/44	513,000	692,414
5.875% 12/16/36	1,854,000	2,658,727
TJX Companies, Inc. 1.6% 5/15/31	5,125,000	5,008,469
		60,731,467
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	10,010,000	10,607,227
2.85% 3/27/30	1,110,000	1,213,910
3.375% 11/1/46	802,000	906,358
		12,727,495

TOTAL CONSUMER DISCRETIONARY		284,580,348

CONSUMER STAPLES - 1.6%
Beverages - 0.6%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 4.7% 2/1/36	5,540,000	6,829,672
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	10,789,000	11,912,257
4.625% 2/1/44	1,025,000	1,249,212
4.7% 2/1/36	868,000	1,061,863
4.9% 2/1/46	3,240,000	4,091,810
Anheuser-Busch InBev Worldwide, Inc.:
4.439% 10/6/48	1,318,000	1,591,823
4.6% 4/15/48	3,342,000	4,109,693
4.6% 6/1/60	1,372,000	1,710,126
4.95% 1/15/42	2,400,000	3,046,819
5.55% 1/23/49	7,412,000	10,303,453
5.8% 1/23/59 (Reg. S)	5,127,000	7,592,447
8.2% 1/15/39	499,000	839,445
Constellation Brands, Inc.:
2.25% 8/1/31	1,400,000	1,401,212
2.875% 5/1/30	2,300,000	2,421,384
3.15% 8/1/29	2,566,000	2,772,595
3.5% 5/9/27	1,782,000	1,971,127
3.7% 12/6/26	1,346,000	1,494,600
4.5% 5/9/47	1,400,000	1,703,349
Diageo Capital PLC:
1.375% 9/29/25	2,400,000	2,440,139
2% 4/29/30	2,600,000	2,619,633
2.125% 4/29/32	2,400,000	2,426,313
Dr. Pepper Snapple Group, Inc.:
3.8% 5/1/50	2,400,000	2,729,903
4.057% 5/25/23	1,344,000	1,425,325
4.985% 5/25/38	2,784,000	3,549,515
Molson Coors Beverage Co.:
3% 7/15/26	3,101,000	3,331,607
4.2% 7/15/46	2,358,000	2,664,401
PepsiCo, Inc.:
1.4% 2/25/31	1,800,000	1,764,339
1.625% 5/1/30	7,471,000	7,447,750
2.25% 5/2/22	2,139,000	2,164,383
2.375% 10/6/26	1,203,000	1,288,483
3% 10/15/27	3,245,000	3,584,724
3.6% 8/13/42	535,000	624,505
3.875% 3/19/60	2,400,000	2,992,683
4% 5/2/47	3,200,000	3,950,511
4.25% 10/22/44	1,069,000	1,340,552
4.45% 4/14/46	1,034,000	1,351,534
The Coca-Cola Co.:
1.375% 3/15/31	3,100,000	2,984,948
1.45% 6/1/27	1,500,000	1,529,775
1.65% 6/1/30	1,500,000	1,487,170
2.25% 1/5/32	5,370,000	5,556,575
2.5% 6/1/40	1,500,000	1,504,290
2.5% 3/15/51	1,500,000	1,454,963
2.6% 6/1/50	1,500,000	1,485,611
2.75% 6/1/60	1,500,000	1,507,682
		131,310,201
Food & Staples Retailing - 0.3%
Costco Wholesale Corp. 2.75% 5/18/24	1,069,000	1,131,377
Kroger Co.:
1.7% 1/15/31	4,600,000	4,452,288
2.65% 10/15/26	508,000	541,701
3.5% 2/1/26	713,000	786,646
4.45% 2/1/47	2,100,000	2,557,437
5.15% 8/1/43	485,000	640,281
5.4% 1/15/49	1,161,000	1,613,275
Sysco Corp.:
3.3% 7/15/26	584,000	635,482
3.3% 2/15/50	2,800,000	2,936,310
3.75% 10/1/25	1,016,000	1,117,254
6.6% 4/1/40	2,600,000	3,883,456
Walgreens Boots Alliance, Inc.:
3.2% 4/15/30	2,600,000	2,806,335
3.45% 6/1/26	3,591,000	3,920,685
4.65% 6/1/46	980,000	1,161,281
4.8% 11/18/44	1,607,000	1,958,698
Walmart, Inc.:
2.85% 7/8/24	4,600,000	4,898,109
3.3% 4/22/24	3,387,000	3,615,975
3.4% 6/26/23	1,668,000	1,759,186
3.625% 12/15/47	2,215,000	2,620,694
3.7% 6/26/28	2,192,000	2,502,634
4.05% 6/29/48	4,969,000	6,290,640
4.3% 4/22/44	1,069,000	1,361,361
5.25% 9/1/35	1,540,000	2,120,346
5.625% 4/1/40	356,000	515,598
5.625% 4/15/41	820,000	1,199,262
6.5% 8/15/37	1,475,000	2,249,085
		59,275,396
Food Products - 0.2%
Archer Daniels Midland Co. 3.25% 3/27/30	6,980,000	7,772,237
Bunge Ltd. Finance Corp. 2.75% 5/14/31	2,000,000	2,053,874
Campbell Soup Co.:
2.5% 8/2/22	846,000	862,632
4.8% 3/15/48	2,496,000	3,152,588
Conagra Brands, Inc.:
3.2% 1/25/23	819,000	844,690
4.3% 5/1/24	1,598,000	1,741,008
4.85% 11/1/28	2,429,000	2,898,717
5.3% 11/1/38	2,484,000	3,211,087
5.4% 11/1/48	324,000	441,062
General Mills, Inc.:
3% 2/1/51 (a)	1,303,000	1,354,440
3.7% 10/17/23	2,487,000	2,647,327
4.2% 4/17/28	3,066,000	3,531,422
Kellogg Co.:
3.25% 4/1/26	663,000	724,831
4.3% 5/15/28	1,069,000	1,239,212
Mondelez International, Inc. 2.625% 9/4/50	1,900,000	1,809,336
Tyson Foods, Inc.:
3.95% 8/15/24	1,350,000	1,464,962
4% 3/1/26	1,314,000	1,466,010
4.35% 3/1/29	4,604,000	5,382,133
5.1% 9/28/48	2,436,000	3,323,816
Unilever Capital Corp.:
1.375% 9/14/30	3,597,000	3,505,834
2% 7/28/26	284,000	296,767
3.1% 7/30/25	517,000	560,860
		50,284,845
Household Products - 0.2%
Colgate-Palmolive Co. 3.25% 3/15/24	1,782,000	1,905,917
Kimberly-Clark Corp.:
1.05% 9/15/27	3,500,000	3,471,128
2.4% 3/1/22	926,000	936,064
2.4% 6/1/23	1,425,000	1,476,970
3.2% 4/25/29	5,710,000	6,364,860
3.2% 7/30/46	445,000	492,330
Procter & Gamble Co.:
2.3% 2/6/22	837,000	844,612
2.8% 3/25/27	4,860,000	5,286,948
2.85% 8/11/27	802,000	877,395
3% 3/25/30	8,500,000	9,429,616
3.1% 8/15/23	1,782,000	1,882,632
		32,968,472
Personal Products - 0.0%
Estee Lauder Companies, Inc.:
1.95% 3/15/31	4,300,000	4,359,159
4.15% 3/15/47	1,300,000	1,656,867
		6,016,026
Tobacco - 0.3%
Altria Group, Inc.:
3.4% 5/6/30	1,570,000	1,682,663
3.8% 2/14/24	829,000	889,172
3.875% 9/16/46	1,782,000	1,799,369
4.25% 8/9/42	1,744,000	1,849,241
4.8% 2/14/29	5,665,000	6,589,138
5.375% 1/31/44	1,000,000	1,202,658
5.8% 2/14/39	4,010,000	5,020,637
5.95% 2/14/49	1,854,000	2,407,499
BAT Capital Corp.:
3.222% 8/15/24	1,836,000	1,948,277
3.462% 9/6/29	3,400,000	3,622,958
3.557% 8/15/27	3,773,000	4,082,993
4.54% 8/15/47	2,983,000	3,197,149
4.7% 4/2/27	2,000,000	2,271,995
4.758% 9/6/49	2,900,000	3,189,269
4.906% 4/2/30	2,700,000	3,131,285
Philip Morris International, Inc.:
2.125% 5/10/23	553,000	567,855
2.75% 2/25/26	668,000	713,812
3.375% 8/15/29	3,300,000	3,647,954
3.6% 11/15/23	654,000	700,162
3.875% 8/21/42	860,000	950,361
4.125% 3/4/43	2,532,000	2,881,671
4.875% 11/15/43	1,069,000	1,339,394
6.375% 5/16/38	258,000	367,883
Reynolds American, Inc.:
4.45% 6/12/25	1,259,000	1,395,121
4.85% 9/15/23	321,000	348,975
5.7% 8/15/35	1,000,000	1,222,564
5.85% 8/15/45	756,000	935,007
7.25% 6/15/37	1,287,000	1,752,155
		59,707,217

TOTAL CONSUMER STAPLES		339,562,157

ENERGY - 2.0%
Energy Equipment & Services - 0.1%
Baker Hughes Co.:
4.08% 12/15/47	4,181,000	4,796,522
5.125% 9/15/40	356,000	457,771
Halliburton Co.:
3.8% 11/15/25	114,000	125,534
5% 11/15/45	1,344,000	1,614,999
6.7% 9/15/38	2,780,000	3,829,352
7.45% 9/15/39	267,000	389,553
		11,213,731
Oil, Gas & Consumable Fuels - 1.9%
Apache Corp. 5.1% 9/1/40	535,000	595,188
Boardwalk Pipelines LP 4.95% 12/15/24	846,000	940,266
BP Capital Markets PLC:
2.5% 11/6/22	535,000	548,825
3.279% 9/19/27	2,270,000	2,505,271
Canadian Natural Resources Ltd.:
2.95% 1/15/23	420,000	433,304
2.95% 7/15/30	4,300,000	4,488,867
3.9% 2/1/25	335,000	363,477
4.95% 6/1/47	1,141,000	1,428,046
6.25% 3/15/38	1,221,000	1,647,146
Cenovus Energy, Inc.:
3% 8/15/22	303,000	308,571
3.8% 9/15/23	312,000	328,285
4.25% 4/15/27	1,693,000	1,878,382
5.4% 6/15/47	1,676,000	2,064,306
6.75% 11/15/39	1,556,000	2,101,155
Cheniere Corpus Christi Holdings LLC 3.7% 11/15/29	3,730,000	4,091,784
Chevron Corp.:
1.141% 5/11/23	1,300,000	1,319,336
1.554% 5/11/25	1,300,000	1,333,280
1.995% 5/11/27	1,300,000	1,348,767
2.236% 5/11/30	1,300,000	1,345,685
2.895% 3/3/24	4,194,000	4,433,335
2.954% 5/16/26	1,961,000	2,125,949
2.978% 5/11/40	1,300,000	1,359,666
3.078% 5/11/50	1,300,000	1,372,310
Chevron U.S.A., Inc.:
4.2% 10/15/49	1,100,000	1,369,044
4.95% 8/15/47	2,459,000	3,376,932
Columbia Pipeline Group, Inc. 4.5% 6/1/25	593,000	663,417
ConocoPhillips Co.:
4.95% 3/15/26	8,976,000	10,404,021
5.95% 3/15/46	1,069,000	1,606,990
6.5% 2/1/39	1,342,000	1,979,981
DCP Midstream Operating LP 3.875% 3/15/23	673,000	691,508
Devon Energy Corp.:
5% 6/15/45	4,024,000	4,761,593
5.6% 7/15/41	513,000	641,414
Eastern Gas Transmission & Storage, Inc. 3.9% 11/15/49 (a)	2,300,000	2,543,256
Enable Midstream Partners LP 5% 5/15/44 (b)	1,200,000	1,311,970
Enbridge, Inc.:
3.4% 8/1/51	2,730,000	2,822,619
3.5% 6/10/24	504,000	538,916
5.5% 12/1/46	2,582,000	3,536,049
Energy Transfer LP:
3.6% 2/1/23	1,524,000	1,576,049
3.9% 7/15/26	1,340,000	1,471,063
4.95% 6/15/28	1,681,000	1,947,116
5% 5/15/50	900,000	1,054,462
5.15% 3/15/45	1,425,000	1,653,909
5.25% 4/15/29	3,400,000	4,005,089
5.3% 4/1/44	1,034,000	1,204,722
5.4% 10/1/47	980,000	1,189,586
5.5% 6/1/27	1,400,000	1,652,584
5.8% 6/15/38	5,730,000	7,067,127
6% 6/15/48	3,656,000	4,671,232
6.25% 4/15/49	105,000	139,006
Enterprise Products Operating LP:
3.2% 2/15/52	1,100,000	1,104,555
3.7% 2/15/26	316,000	349,284
3.95% 2/15/27	4,613,000	5,160,993
3.95% 1/31/60	2,310,000	2,569,235
4.05% 2/15/22	1,662,000	1,689,881
4.2% 1/31/50	2,500,000	2,889,674
4.25% 2/15/48	5,064,000	5,880,098
4.8% 2/1/49	265,000	330,117
4.85% 8/15/42	445,000	550,900
4.85% 3/15/44	891,000	1,105,283
4.9% 5/15/46	763,000	953,078
5.7% 2/15/42	356,000	483,353
7.55% 4/15/38	356,000	549,125
EOG Resources, Inc. 4.15% 1/15/26	998,000	1,118,859
Equinor ASA:
2.375% 5/22/30	2,880,000	2,993,456
3.125% 4/6/30	3,353,000	3,679,265
3.25% 11/18/49	1,250,000	1,351,934
3.625% 9/10/28	2,153,000	2,430,103
3.7% 3/1/24	651,000	701,713
3.7% 4/6/50	3,000,000	3,506,517
3.95% 5/15/43	1,000,000	1,178,260
5.1% 8/17/40	356,000	479,137
Exxon Mobil Corp.:
1.571% 4/15/23	19,700,000	20,097,701
2.726% 3/1/23	1,782,000	1,838,031
3.043% 3/1/26	1,484,000	1,609,312
3.452% 4/15/51	3,000,000	3,317,466
3.482% 3/19/30	10,000,000	11,242,706
3.567% 3/6/45	1,186,000	1,318,728
4.227% 3/19/40	2,310,000	2,793,517
Hess Corp.:
3.5% 7/15/24	677,000	716,029
4.3% 4/1/27	2,800,000	3,110,860
5.6% 2/15/41	606,000	756,184
6% 1/15/40	1,000,000	1,283,949
7.125% 3/15/33	1,500,000	2,024,736
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	2,175,000	2,251,246
3.5% 9/1/23	356,000	373,861
3.95% 9/1/22	1,247,000	1,280,374
4.25% 9/1/24	5,024,000	5,476,979
4.7% 11/1/42	677,000	793,808
5% 3/1/43	178,000	215,775
5.4% 9/1/44	2,700,000	3,391,531
5.5% 3/1/44	1,247,000	1,585,706
5.625% 9/1/41	178,000	229,125
6.55% 9/15/40	535,000	754,521
Kinder Morgan, Inc.:
4.3% 3/1/28	1,776,000	2,028,431
5.2% 3/1/48	885,000	1,115,329
5.3% 12/1/34	1,524,000	1,886,347
5.55% 6/1/45	3,400,000	4,411,801
Magellan Midstream Partners LP:
3.95% 3/1/50	1,590,000	1,733,213
4.25% 9/15/46	980,000	1,107,355
5% 3/1/26	535,000	614,169
Marathon Oil Corp.:
3.85% 6/1/25	1,247,000	1,368,769
4.4% 7/15/27	3,070,000	3,469,866
5.2% 6/1/45	891,000	1,077,364
Marathon Petroleum Corp.:
4.5% 4/1/48	3,210,000	3,656,762
4.7% 5/1/25	9,919,000	11,107,714
4.75% 12/15/23	1,019,000	1,103,075
6.5% 3/1/41	178,000	247,716
MPLX LP:
4.125% 3/1/27	1,685,000	1,890,769
4.7% 4/15/48	3,476,000	4,062,531
4.8% 2/15/29	2,638,000	3,088,197
5.2% 3/1/47	1,091,000	1,342,588
5.5% 2/15/49	1,800,000	2,324,352
ONEOK Partners LP 3.375% 10/1/22	891,000	912,060
ONEOK, Inc.:
4.45% 9/1/49	1,110,000	1,251,987
4.95% 7/13/47	1,043,000	1,227,674
5.2% 7/15/48	538,000	660,568
6.35% 1/15/31	5,000,000	6,439,792
Ovintiv, Inc. 6.5% 2/1/38	1,591,000	2,198,229
Phillips 66 Co.:
3.9% 3/15/28	4,400,000	4,942,123
4.875% 11/15/44	178,000	222,976
5.875% 5/1/42	1,693,000	2,322,962
Phillips 66 Partners LP 3.15% 12/15/29	4,300,000	4,525,717
Plains All American Pipeline LP/PAA Finance Corp.:
3.6% 11/1/24	1,284,000	1,368,712
3.8% 9/15/30	4,890,000	5,266,873
4.65% 10/15/25	2,184,000	2,433,675
4.9% 2/15/45	339,000	366,988
6.65% 1/15/37	498,000	657,166
Sabine Pass Liquefaction LLC 5.875% 6/30/26	8,200,000	9,679,998
Shell International Finance BV:
1.75% 9/12/21	1,158,000	1,158,487
2.375% 8/21/22	535,000	546,291
2.375% 11/7/29	7,700,000	8,051,441
3.125% 11/7/49	3,000,000	3,166,934
3.25% 5/11/25	2,523,000	2,733,620
3.5% 11/13/23	9,747,000	10,397,542
4% 5/10/46	713,000	852,060
4.375% 5/11/45	2,370,000	2,951,278
4.55% 8/12/43	2,800,000	3,549,713
6.375% 12/15/38	748,000	1,107,222
Spectra Energy Partners LP:
3.375% 10/15/26	2,907,000	3,149,504
4.75% 3/15/24	860,000	937,390
Suncor Energy, Inc.:
3.6% 12/1/24	1,263,000	1,361,531
4% 11/15/47	3,021,000	3,406,683
6.8% 5/15/38	1,505,000	2,160,174
6.85% 6/1/39	356,000	521,366
The Williams Companies, Inc.:
3.35% 8/15/22	499,000	509,365
3.75% 6/15/27	4,163,000	4,624,413
3.9% 1/15/25	628,000	681,235
4.55% 6/24/24	1,012,000	1,108,425
4.85% 3/1/48	1,722,000	2,115,631
5.75% 6/24/44	339,000	452,810
Total Capital International SA:
2.7% 1/25/23	339,000	350,572
2.875% 2/17/22	744,000	753,480
3.127% 5/29/50	600,000	621,060
3.455% 2/19/29	3,803,000	4,252,634
3.461% 7/12/49	1,500,000	1,637,335
3.75% 4/10/24	356,000	385,029
Total Capital SA 3.883% 10/11/28	7,780,000	8,953,667
TransCanada PipeLines Ltd.:
2.5% 8/1/22	891,000	908,875
4.75% 5/15/38	378,000	458,407
4.875% 1/15/26	891,000	1,022,537
4.875% 5/15/48	877,000	1,127,263
5.1% 3/15/49	1,836,000	2,431,290
6.1% 6/1/40	1,195,000	1,649,252
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30	3,970,000	4,297,802
3.95% 5/15/50	970,000	1,093,013
4.45% 8/1/42	1,381,000	1,668,799
4.6% 3/15/48	713,000	871,434
Valero Energy Corp.:
3.4% 9/15/26	2,720,000	2,928,612
4% 4/1/29	1,836,000	2,030,908
6.625% 6/15/37	966,000	1,319,545
		396,176,298

TOTAL ENERGY		407,390,029

FINANCIALS - 8.1%
Banks - 4.4%
Australia and New Zealand Banking Group Ltd. 3.7% 11/16/25	944,000	1,056,295
Banco Santander SA:
1.849% 3/25/26	4,400,000	4,471,284
2.958% 3/25/31	4,400,000	4,558,696
Bank of America Corp.:
1.658% 3/11/27 (b)	9,900,000	10,008,722
1.734% 7/22/27 (b)	7,800,000	7,904,092
2.087% 6/14/29 (b)	8,400,000	8,520,758
2.299% 7/21/32 (b)	2,700,000	2,716,047
2.456% 10/22/25 (b)	2,600,000	2,721,839
2.503% 10/21/22	1,604,000	1,608,860
2.651% 3/11/32 (b)	9,900,000	10,262,290
2.676% 6/19/41 (b)	3,200,000	3,152,811
2.687% 4/22/32 (b)	5,100,000	5,300,232
2.831% 10/24/51 (b)	3,893,000	3,832,206
2.972% 7/21/52 (b)	2,700,000	2,727,596
3.004% 12/20/23 (b)	1,888,000	1,949,360
3.194% 7/23/30 (b)	2,934,000	3,175,455
3.248% 10/21/27	3,268,000	3,565,332
3.366% 1/23/26 (b)	8,569,000	9,204,773
3.419% 12/20/28 (b)	12,830,000	14,090,937
3.593% 7/21/28 (b)	1,978,000	2,186,980
3.705% 4/24/28 (b)	1,568,000	1,738,038
3.864% 7/23/24 (b)	4,331,000	4,590,894
3.974% 2/7/30 (b)	2,521,000	2,863,441
4% 4/1/24	867,000	942,769
4% 1/22/25	1,069,000	1,168,340
4.083% 3/20/51 (b)	3,250,000	3,923,155
4.1% 7/24/23	1,247,000	1,335,071
4.183% 11/25/27	918,000	1,031,703
4.2% 8/26/24	1,515,000	1,660,515
4.25% 10/22/26	713,000	809,673
4.271% 7/23/29 (b)	7,550,000	8,680,715
4.33% 3/15/50 (b)	2,333,000	2,916,292
4.443% 1/20/48 (b)	2,718,000	3,431,857
4.45% 3/3/26	2,317,000	2,613,384
5% 1/21/44	958,000	1,287,872
5.875% 2/7/42	409,000	598,103
6.11% 1/29/37	1,224,000	1,684,543
7.75% 5/14/38	2,324,000	3,682,782
Bank of Montreal:
3.3% 2/5/24	11,100,000	11,838,962
3.803% 12/15/32 (b)	420,000	464,407
Bank of Nova Scotia:
3.4% 2/11/24	9,151,000	9,764,105
4.5% 12/16/25	2,830,000	3,206,823
Barclays PLC:
2.852% 5/7/26 (b)	3,600,000	3,810,146
3.564% 9/23/35 (b)	2,000,000	2,089,751
3.932% 5/7/25 (b)	572,000	616,440
4.337% 1/10/28	998,000	1,124,883
4.375% 1/12/26	711,000	799,572
4.836% 5/9/28	1,711,000	1,939,408
4.95% 1/10/47	3,320,000	4,355,433
4.972% 5/16/29 (b)	759,000	891,817
5.2% 5/12/26	2,580,000	2,963,852
5.25% 8/17/45	998,000	1,353,415
BB&T Corp.:
2.75% 4/1/22	1,581,000	1,600,682
3.875% 3/19/29	5,000,000	5,712,347
BPCE SA 4% 4/15/24	284,000	309,463
Capital One Bank NA 3.375% 2/15/23	345,000	359,576
Citigroup, Inc.:
3 month U.S. LIBOR + 1.020% 4.044% 6/1/24 (b)(c)	3,565,000	3,781,267
3 month U.S. LIBOR + 1.150% 3.52% 10/27/28 (b)(c)	10,206,000	11,216,852
1.122% 1/28/27 (b)	9,700,000	9,614,728
1.462% 6/9/27 (b)	9,250,000	9,277,108
2.561% 5/1/32 (b)	3,000,000	3,085,633
2.7% 10/27/22	17,500,000	17,959,025
2.75% 4/25/22	2,601,000	2,637,894
3.142% 1/24/23 (b)	4,099,000	4,143,863
3.668% 7/24/28 (b)	1,351,000	1,497,259
3.7% 1/12/26	1,984,000	2,193,378
3.75% 6/16/24	2,000,000	2,168,860
3.887% 1/10/28 (b)	802,000	893,164
3.98% 3/20/30 (b)	5,278,000	5,993,422
4.125% 7/25/28	2,752,000	3,112,697
4.3% 11/20/26	1,084,000	1,230,287
4.4% 6/10/25	713,000	793,196
4.6% 3/9/26	1,069,000	1,217,775
4.65% 7/30/45	2,930,000	3,815,731
4.75% 5/18/46	1,403,000	1,807,548
5.3% 5/6/44	356,000	483,062
5.316% 3/26/41 (b)	3,530,000	4,768,187
5.5% 9/13/25	891,000	1,035,387
5.875% 1/30/42	298,000	432,006
8.125% 7/15/39	3,263,000	5,626,857
Citizens Financial Group, Inc. 2.638% 9/30/32	337,000	342,628
Comerica, Inc. 3.8% 7/22/26	651,000	718,396
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	2,234,000	2,312,971
Discover Bank 4.2% 8/8/23	1,247,000	1,335,375
Export-Import Bank of Korea:
0.625% 2/9/26	5,100,000	5,022,735
1.125% 12/29/26	2,000,000	2,006,903
2.375% 6/25/24	2,000,000	2,104,435
2.875% 1/21/25	4,215,000	4,493,324
5% 4/11/22	1,099,000	1,129,673
Fifth Third Bancorp:
2.55% 5/5/27	2,600,000	2,758,966
2.6% 6/15/22	1,334,000	1,355,983
3.5% 3/15/22	294,000	298,386
8.25% 3/1/38	371,000	624,547
HSBC Holdings PLC:
2.206% 8/17/29 (b)	5,590,000	5,637,180
2.633% 11/7/25 (b)	9,800,000	10,259,733
2.804% 5/24/32 (b)	5,730,000	5,916,040
2.848% 6/4/31 (b)	1,800,000	1,878,478
3.803% 3/11/25 (b)	9,504,000	10,191,241
3.9% 5/25/26	1,961,000	2,180,450
4.25% 8/18/25	998,000	1,103,943
4.292% 9/12/26 (b)	13,003,000	14,443,091
4.375% 11/23/26	5,116,000	5,753,615
5.25% 3/14/44	654,000	866,813
6.5% 5/2/36	807,000	1,122,428
6.5% 9/15/37	2,564,000	3,588,736
6.8% 6/1/38	2,600,000	3,750,497
HSBC U.S.A., Inc. 3.5% 6/23/24	1,247,000	1,344,626
Huntington Bancshares, Inc. 2.3% 1/14/22	1,465,000	1,473,770
ING Groep NV:
1.726% 4/1/27 (b)	2,300,000	2,334,601
2.727% 4/1/32 (b)	2,300,000	2,391,793
Japan Bank International Cooperation:
1.25% 1/21/31	8,076,000	7,916,668
1.875% 7/21/26	4,640,000	4,838,307
2.125% 2/10/25	284,000	297,769
2.25% 11/4/26	744,000	789,048
2.375% 11/16/22	2,048,000	2,100,806
2.375% 4/20/26	470,000	501,036
2.5% 5/23/24	25,000,000	26,342,634
2.75% 1/21/26	450,000	486,166
2.875% 6/1/27	1,354,000	1,483,961
3.25% 7/20/28	1,604,000	1,815,249
3.5% 10/31/28	1,000,000	1,150,087
JPMorgan Chase & Co.:
0.768% 8/9/25 (b)	11,000,000	10,978,473
0.969% 6/23/25 (b)	11,100,000	11,132,769
1.578% 4/22/27 (b)	7,261,000	7,329,067
1.953% 2/4/32 (b)	10,000,000	9,820,781
2.58% 4/22/32 (b)	7,281,000	7,513,008
2.739% 10/15/30 (b)	2,600,000	2,739,175
2.776% 4/25/23 (b)	891,000	905,152
2.95% 10/1/26	4,497,000	4,850,078
2.956% 5/13/31 (b)	5,000,000	5,294,861
3.109% 4/22/51 (b)	1,600,000	1,674,350
3.22% 3/1/25 (b)	8,329,000	8,835,486
3.25% 9/23/22	713,000	735,855
3.3% 4/1/26	1,604,000	1,753,303
3.375% 5/1/23	339,000	355,116
3.509% 1/23/29 (b)	11,000,000	12,155,779
3.54% 5/1/28 (b)	3,030,000	3,341,215
3.559% 4/23/24 (b)	1,782,000	1,870,840
3.797% 7/23/24 (b)	2,468,000	2,618,791
3.875% 9/10/24	5,833,000	6,349,493
3.882% 7/24/38 (b)	2,572,000	2,990,214
3.9% 7/15/25	3,850,000	4,240,623
3.964% 11/15/48 (b)	1,676,000	1,981,893
4.005% 4/23/29 (b)	1,686,000	1,913,092
4.125% 12/15/26	1,047,000	1,188,711
4.203% 7/23/29 (b)	14,141,000	16,243,756
4.452% 12/5/29 (b)	3,500,000	4,087,549
4.5% 1/24/22	2,317,000	2,356,338
4.85% 2/1/44	2,000,000	2,644,335
4.95% 6/1/45	707,000	943,822
5.5% 10/15/40	1,016,000	1,414,932
5.6% 7/15/41	267,000	375,845
5.625% 8/16/43	891,000	1,253,655
6.4% 5/15/38	4,660,000	6,913,133
KeyBank NA 3.4% 5/20/26	711,000	779,427
Korea Development Bank:
0.4% 6/19/24	2,500,000	2,491,691
1.625% 1/19/31	2,750,000	2,736,759
Lloyds Banking Group PLC:
4.344% 1/9/48	2,674,000	3,207,606
4.375% 3/22/28	4,000,000	4,603,271
4.582% 12/10/25	420,000	473,114
4.65% 3/24/26	1,533,000	1,738,466
Mitsubishi UFJ Financial Group, Inc.:
1.538% 7/20/27 (b)	8,000,000	8,051,033
2.19% 9/13/21	393,000	393,248
2.309% 7/20/32 (b)	7,850,000	7,920,183
2.801% 7/18/24	1,294,000	1,368,376
2.998% 2/22/22	1,640,000	1,661,553
3.195% 7/18/29	3,113,000	3,387,853
3.455% 3/2/23	1,000,000	1,046,649
3.751% 7/18/39	3,286,000	3,778,154
3.85% 3/1/26	1,173,000	1,309,319
3.961% 3/2/28	3,921,000	4,460,332
Mizuho Financial Group, Inc.:
0.849% 9/8/24 (b)	6,800,000	6,831,539
1.554% 7/9/27 (b)	3,712,000	3,736,150
2.226% 5/25/26 (b)	1,600,000	1,658,445
2.26% 7/9/32 (b)	3,800,000	3,799,761
2.591% 5/25/31 (b)	1,400,000	1,450,536
2.839% 7/16/25 (b)	4,600,000	4,853,177
2.953% 2/28/22	1,533,000	1,553,290
3.549% 3/5/23	2,139,000	2,239,861
National Australia Bank Ltd. 2.5% 5/22/22	1,782,000	1,812,293
Oesterreichische Kontrollbank AG:
0.375% 9/17/25	2,083,000	2,054,403
2.375% 10/1/21	842,000	843,532
2.875% 9/7/21	750,000	750,295
PNC Financial Services Group, Inc.:
1.15% 8/13/26	15,000,000	15,117,868
2.2% 11/1/24	3,500,000	3,672,575
3.5% 1/23/24	630,000	673,490
3.9% 4/29/24	1,007,000	1,090,327
Rabobank Nederland:
3.75% 7/21/26	3,431,000	3,795,379
3.95% 11/9/22	754,000	785,337
4.375% 8/4/25	853,000	953,496
5.25% 5/24/41	535,000	754,028
5.75% 12/1/43	1,590,000	2,266,545
Rabobank Nederland New York Branch:
0.375% 1/12/24	11,750,000	11,732,023
2.75% 1/10/23	3,030,000	3,132,026
3.375% 5/21/25	533,000	583,480
Royal Bank of Canada:
2.55% 7/16/24	9,480,000	9,995,276
2.75% 2/1/22	2,317,000	2,341,612
4.65% 1/27/26	2,315,000	2,644,582
Royal Bank of Scotland Group PLC:
3 month U.S. LIBOR + 1.750% 4.892% 5/18/29 (b)(c)	2,600,000	3,058,566
3.498% 5/15/23 (b)	1,824,000	1,862,650
3.754% 11/1/29 (b)	7,840,000	8,343,984
3.875% 9/12/23	540,000	574,721
4.445% 5/8/30 (b)	252,000	290,718
4.519% 6/25/24 (b)	5,000,000	5,338,640
4.8% 4/5/26	1,176,000	1,345,588
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	1,947,000	2,018,494
Sumitomo Mitsui Banking Corp. 3.4% 7/11/24	814,000	875,674
Sumitomo Mitsui Financial Group, Inc.:
1.474% 7/8/25	2,000,000	2,028,951
2.142% 9/23/30	5,967,000	5,855,510
2.348% 1/15/25	2,000,000	2,088,357
2.442% 10/19/21	2,674,000	2,681,922
2.696% 7/16/24	3,600,000	3,795,254
2.75% 1/15/30	2,000,000	2,118,891
2.778% 10/18/22	1,346,000	1,383,917
2.784% 7/12/22	1,870,000	1,910,904
2.846% 1/11/22	1,889,000	1,906,905
3.102% 1/17/23	2,655,000	2,755,861
3.936% 10/16/23	2,794,000	2,999,741
SVB Financial Group 2.1% 5/15/28	5,143,000	5,254,714
Synchrony Bank 3% 6/15/22	1,247,000	1,270,738
The Toronto-Dominion Bank:
2.65% 6/12/24	9,030,000	9,545,479
3.25% 3/11/24	6,720,000	7,175,066
3.5% 7/19/23	1,782,000	1,890,607
U.S. Bancorp:
1.375% 7/22/30	8,100,000	7,842,223
2.625% 1/24/22	2,473,000	2,491,043
3.1% 4/27/26	1,604,000	1,746,623
Wells Fargo & Co.:
0.805% 5/19/25 (b)	8,900,000	8,937,995
2.406% 10/30/25 (b)	11,000,000	11,494,645
3% 10/23/26	3,624,000	3,918,217
3.068% 4/30/41 (b)	7,000,000	7,337,135
3.3% 9/9/24	4,985,000	5,369,922
3.45% 2/13/23	655,000	683,380
3.55% 9/29/25	756,000	829,314
3.75% 1/24/24	5,040,000	5,400,469
3.9% 5/1/45	849,000	1,013,911
4.1% 6/3/26	575,000	646,096
4.15% 1/24/29	665,000	765,659
4.4% 6/14/46	1,272,000	1,552,082
4.48% 1/16/24	681,000	741,428
4.75% 12/7/46	3,496,000	4,451,776
4.9% 11/17/45	742,000	962,474
5.013% 4/4/51 (b)	3,840,000	5,347,008
5.375% 11/2/43	5,130,000	6,911,938
5.606% 1/15/44	3,536,000	4,896,622
Westpac Banking Corp.:
2.5% 6/28/22	4,533,000	4,621,019
2.85% 5/13/26	846,000	917,050
2.894% 2/4/30 (b)	6,140,000	6,389,617
3.3% 2/26/24	2,674,000	2,862,578
4.11% 7/24/34 (b)	1,590,000	1,755,656
4.421% 7/24/39	1,910,000	2,289,221
Zions Bancorp NA 4.5% 6/13/23	36,000	38,156
		916,338,027
Capital Markets - 1.5%
Affiliated Managers Group, Inc. 3.5% 8/1/25	846,000	922,256
Ares Capital Corp.:
2.15% 7/15/26	4,800,000	4,835,014
3.875% 1/15/26	1,500,000	1,613,846
Bank of New York Mellon Corp.:
1.8% 7/28/31	6,500,000	6,449,349
2.6% 2/7/22	1,782,000	1,797,128
2.8% 5/4/26	1,004,000	1,082,868
2.95% 1/29/23	2,674,000	2,768,779
BlackRock, Inc.:
3.375% 6/1/22	10,140,000	10,373,959
3.5% 3/18/24	517,000	557,616
Brookfield Finance, Inc. 2.724% 4/15/31	6,700,000	6,969,538
Charles Schwab Corp.:
1.65% 3/11/31	4,520,000	4,422,730
2% 3/20/28	1,600,000	1,648,750
3.85% 5/21/25	1,950,000	2,153,755
CME Group, Inc. 5.3% 9/15/43	1,840,000	2,641,489
Credit Suisse AG:
3% 10/29/21	427,000	428,866
3.625% 9/9/24	7,519,000	8,147,530
Credit Suisse Group AG:
3.8% 6/9/23	3,565,000	3,758,916
4.55% 4/17/26	1,515,000	1,716,823
4.875% 5/15/45	3,199,000	4,108,949
Deutsche Bank AG:
4.1% 1/13/26	4,800,000	5,263,885
4.5% 4/1/25	427,000	460,092
Deutsche Bank AG New York Branch:
3.3% 11/16/22	1,640,000	1,694,120
3.7% 5/30/24	1,746,000	1,866,662
3.95% 2/27/23	5,622,000	5,894,129
4.1% 1/13/26	3,886,000	4,261,476
Eaton Vance Corp. 3.625% 6/15/23	504,000	531,269
Franklin Resources, Inc. 2.85% 3/30/25	677,000	722,535
GE Capital Funding LLC:
3.45% 5/15/25	3,370,000	3,653,529
4.4% 5/15/30	5,700,000	6,677,247
Goldman Sachs Group, Inc.:
0.855% 2/12/26 (b)	9,000,000	8,948,469
2.383% 7/21/32 (b)	12,700,000	12,839,335
2.615% 4/22/32 (b)	12,200,000	12,591,916
3.2% 2/23/23	4,129,000	4,288,527
3.5% 1/23/25	891,000	959,803
3.625% 1/22/23	1,604,000	1,677,543
3.625% 2/20/24	1,872,000	2,003,939
3.691% 6/5/28 (b)	7,900,000	8,774,912
3.75% 2/25/26	1,038,000	1,145,792
3.8% 3/15/30	1,644,000	1,853,634
3.85% 7/8/24	677,000	732,080
3.85% 1/26/27	5,390,000	5,959,160
4.25% 10/21/25	891,000	994,309
4.75% 10/21/45	2,813,000	3,711,330
5.15% 5/22/45	4,190,000	5,621,568
5.75% 1/24/22	766,000	782,708
5.95% 1/15/27	2,674,000	3,256,274
6.75% 10/1/37	5,170,000	7,532,774
Intercontinental Exchange, Inc.:
1.85% 9/15/32	4,020,000	3,875,566
2.65% 9/15/40	4,020,000	3,916,360
3% 6/15/50	2,892,000	2,923,422
3.75% 12/1/25	1,025,000	1,130,670
3.75% 9/21/28	1,663,000	1,869,912
4% 10/15/23	668,000	716,286
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.:
4.15% 1/23/30	3,100,000	3,513,874
4.85% 1/15/27	1,100,000	1,282,866
Moody's Corp. 4.875% 12/17/48	2,500,000	3,365,204
Morgan Stanley:
3 month U.S. LIBOR + 1.430% 4.457% 4/22/39 (b)(c)	5,218,000	6,451,700
1.512% 7/20/27 (b)	6,100,000	6,124,249
1.593% 5/4/27 (b)	17,500,000	17,664,553
1.794% 2/13/32 (b)	5,470,000	5,288,149
2.188% 4/28/26 (b)	2,320,000	2,411,279
2.239% 7/21/32 (b)	6,100,000	6,116,104
2.625% 11/17/21	3,098,000	3,113,770
2.75% 5/19/22	2,139,000	2,177,851
3.125% 1/23/23	10,908,000	11,330,685
3.125% 7/27/26	998,000	1,082,958
3.591% 7/22/28 (b)	1,515,000	1,683,188
3.7% 10/23/24	1,069,000	1,164,386
3.75% 2/25/23	1,207,000	1,266,883
3.772% 1/24/29 (b)	4,500,000	5,026,384
3.875% 4/29/24	2,616,000	2,833,554
3.875% 1/27/26	935,000	1,042,504
3.95% 4/23/27	3,938,000	4,423,126
3.971% 7/22/38 (b)	1,114,000	1,304,644
4.3% 1/27/45	356,000	443,212
4.375% 1/22/47	1,978,000	2,503,037
5.597% 3/24/51 (b)	1,100,000	1,656,752
6.375% 7/24/42	4,162,000	6,439,669
7.25% 4/1/32	178,000	260,048
NASDAQ, Inc. 1.65% 1/15/31	3,450,000	3,288,293
Nomura Holdings, Inc. 3.103% 1/16/30	4,359,000	4,608,936
Northern Trust Corp. 1.95% 5/1/30	3,750,000	3,827,305
S&P Global, Inc. 3.25% 12/1/49	2,000,000	2,187,486
State Street Corp. 2.65% 5/19/26	1,346,000	1,445,470
		310,857,513
Consumer Finance - 0.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	1,567,000	1,634,289
3.5% 5/26/22	1,685,000	1,717,207
3.65% 7/21/27	802,000	854,284
3.875% 1/23/28	2,798,000	2,999,085
4.45% 10/1/25	1,756,000	1,927,620
4.5% 9/15/23	3,634,000	3,877,264
4.625% 7/1/22	1,685,000	1,742,133
4.875% 1/16/24	3,624,000	3,933,318
Ally Financial, Inc.:
3.05% 6/5/23	7,050,000	7,330,686
5.125% 9/30/24	5,600,000	6,284,146
8% 11/1/31	1,762,000	2,494,920
American Express Co.:
2.5% 8/1/22	2,239,000	2,281,076
2.5% 7/30/24	11,755,000	12,379,906
4.05% 12/3/42	1,243,000	1,510,465
Capital One Financial Corp.:
3.2% 1/30/23	2,481,000	2,573,856
3.3% 10/30/24	3,800,000	4,086,676
3.75% 7/28/26	1,737,000	1,921,913
3.75% 3/9/27	4,135,000	4,623,150
3.8% 1/31/28	2,317,000	2,600,296
4.25% 4/30/25	5,000,000	5,572,974
Discover Financial Services:
4.5% 1/30/26	3,354,000	3,786,460
5.2% 4/27/22	178,000	183,614
Ford Motor Credit Co. LLC:
3.219% 1/9/22	498,000	501,113
4.25% 9/20/22	256,000	263,360
4.375% 8/6/23	569,000	594,690
GE Capital International Funding Co.:
3.373% 11/15/25	11,226,000	12,273,997
4.418% 11/15/35	6,615,000	8,029,355
John Deere Capital Corp.:
2.65% 6/24/24	1,864,000	1,975,592
2.65% 6/10/26	891,000	960,175
2.7% 1/6/23	1,782,000	1,840,647
2.8% 1/27/23	891,000	922,586
2.8% 3/6/23	579,000	601,072
2.8% 9/8/27	1,247,000	1,351,138
3.45% 3/13/25	1,850,000	2,025,934
3.45% 3/7/29	6,079,000	6,846,631
Synchrony Financial:
3.7% 8/4/26	842,000	922,600
4.375% 3/19/24	2,006,000	2,171,279
5.15% 3/19/29	5,225,000	6,187,304
Toyota Motor Credit Corp.:
0.5% 8/14/23	4,350,000	4,365,747
1.15% 8/13/27	7,300,000	7,255,924
1.65% 1/10/31	2,100,000	2,084,439
1.9% 4/6/28	1,250,000	1,282,349
2.15% 2/13/30	2,000,000	2,064,685
2.6% 1/11/22	1,425,000	1,437,381
2.7% 1/11/23	1,782,000	1,840,506
3% 4/1/25	5,350,000	5,738,205
3.35% 1/8/24	504,000	537,135
		150,389,182
Diversified Financial Services - 0.7%
AB Svensk Exportkredit:
0.25% 9/29/23	3,316,000	3,307,672
0.75% 4/6/23	4,000,000	4,032,840
1.75% 12/12/23	10,000,000	10,312,903
2.375% 3/9/22	998,000	1,009,327
Berkshire Hathaway Finance Corp.:
1.45% 10/15/30	7,300,000	7,143,891
2.85% 10/15/50	3,200,000	3,224,331
4.2% 8/15/48	2,116,000	2,631,574
4.25% 1/15/49	1,528,000	1,919,854
5.75% 1/15/40	891,000	1,300,360
Berkshire Hathaway, Inc.:
2.75% 3/15/23	2,000,000	2,068,260
3.125% 3/15/26	2,050,000	2,243,010
4.5% 2/11/43	356,000	457,382
BP Capital Markets America, Inc.:
3% 2/24/50	6,390,000	6,317,012
3.017% 1/16/27	1,693,000	1,831,874
3.06% 6/17/41	3,600,000	3,702,352
3.224% 4/14/24	546,000	580,348
3.633% 4/6/30	5,000,000	5,646,364
Brixmor Operating Partnership LP:
3.25% 9/15/23	836,000	876,240
3.9% 3/15/27	1,005,000	1,110,348
4.05% 7/1/30	1,138,000	1,288,080
4.125% 6/15/26	1,346,000	1,505,096
4.125% 5/15/29	1,216,000	1,385,480
DH Europe Finance II SARL:
2.2% 11/15/24	2,000,000	2,087,648
2.6% 11/15/29	1,500,000	1,579,451
3.4% 11/15/49	2,000,000	2,226,958
Equitable Holdings, Inc. 5% 4/20/48	2,150,000	2,792,653
General Electric Co. 6.15% 8/7/37	97,000	135,898
Japan International Cooperation Agency 1.75% 4/28/31	2,622,000	2,677,013
KfW:
0% 4/18/36	13,551,000	10,567,460
0.25% 10/19/23	7,000,000	6,995,193
0.375% 7/18/25	3,680,000	3,644,672
2% 10/4/22	908,000	926,532
2% 5/2/25	682,000	716,727
2.125% 3/7/22	1,458,000	1,473,265
2.125% 1/17/23	2,139,000	2,196,491
2.375% 12/29/22	3,716,000	3,825,784
2.5% 11/20/24	5,558,000	5,907,821
2.625% 2/28/24	6,735,000	7,112,497
2.875% 4/3/28	2,738,000	3,052,432
3.125% 12/15/21	3,440,000	3,470,238
Landwirtschaftliche Rentenbank:
1.75% 7/27/26	1,515,000	1,582,309
2.5% 11/15/27	1,576,000	1,714,553
3.125% 11/14/23	5,000,000	5,306,300
Voya Financial, Inc.:
3.65% 6/15/26	2,814,000	3,117,006
5.7% 7/15/43	668,000	932,606
		137,936,105
Insurance - 0.8%
ACE INA Holdings, Inc.:
1.375% 9/15/30	6,000,000	5,754,528
3.35% 5/3/26	4,752,000	5,225,085
4.35% 11/3/45	713,000	917,558
AFLAC, Inc.:
3.6% 4/1/30	4,959,000	5,636,196
4% 10/15/46	673,000	794,383
Allstate Corp.:
1.45% 12/15/30	7,877,000	7,608,913
3.28% 12/15/26	841,000	929,775
4.2% 12/15/46	1,348,000	1,692,510
American International Group, Inc.:
3.75% 7/10/25	3,168,000	3,473,914
3.875% 1/15/35	481,000	550,531
3.9% 4/1/26	672,000	746,845
4.2% 4/1/28	3,307,000	3,800,751
4.375% 6/30/50	2,390,000	2,994,629
4.5% 7/16/44	1,582,000	1,960,449
4.7% 7/10/35	1,034,000	1,277,687
4.75% 4/1/48	923,000	1,201,499
4.875% 6/1/22	6,794,000	7,023,886
5.75% 4/1/48 (b)	2,050,000	2,366,213
Aon Corp. 3.75% 5/2/29	2,400,000	2,707,184
Aon PLC:
3.5% 6/14/24	3,556,000	3,814,308
4% 11/27/23	535,000	571,353
4.6% 6/14/44	285,000	361,241
4.75% 5/15/45	1,048,000	1,347,596
Arch Capital Group Ltd. 3.635% 6/30/50	2,400,000	2,668,872
Baylor Scott & White Holdings:
Series 2021, 2.839% 11/15/50	4,000,000	4,082,133
3.967% 11/15/46	445,000	541,147
Brighthouse Financial, Inc.:
3.7% 6/22/27	1,090,000	1,195,716
4.7% 6/22/47	1,693,000	1,919,096
Fairfax Financial Holdings Ltd. 4.625% 4/29/30	1,800,000	2,064,092
Hartford Financial Services Group, Inc.:
2.8% 8/19/29	1,256,000	1,334,408
3.6% 8/19/49	1,607,000	1,805,179
4.4% 3/15/48	1,731,000	2,164,437
Lincoln National Corp.:
3.625% 12/12/26	1,069,000	1,185,606
4.35% 3/1/48	2,260,000	2,756,995
Manulife Financial Corp. 4.15% 3/4/26	6,250,000	7,056,500
Markel Corp. 5% 5/20/49	1,700,000	2,250,471
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	339,000	363,277
3.875% 3/15/24	1,693,000	1,826,771
4.05% 10/15/23	1,207,000	1,285,786
4.2% 3/1/48	868,000	1,087,773
4.35% 1/30/47	499,000	634,804
4.375% 3/15/29	3,313,000	3,894,113
4.9% 3/15/49	1,657,000	2,281,784
MetLife, Inc.:
4.05% 3/1/45	690,000	838,698
4.125% 8/13/42	2,600,000	3,146,901
4.368% 9/15/23 (b)	5,600,000	6,045,433
4.6% 5/13/46	4,308,000	5,666,640
4.721% 12/15/44 (b)	891,000	1,175,728
5.875% 2/6/41	341,000	492,709
Principal Financial Group, Inc.:
2.125% 6/15/30	1,760,000	1,774,655
4.3% 11/15/46	1,425,000	1,764,319
Progressive Corp.:
2.45% 1/15/27	2,145,000	2,292,223
4.125% 4/15/47	2,390,000	2,988,010
4.2% 3/15/48	1,100,000	1,388,515
Prudential Financial, Inc.:
3.878% 3/27/28	740,000	848,355
3.905% 12/7/47	2,119,000	2,511,190
3.935% 12/7/49	1,910,000	2,283,755
4.35% 2/25/50	2,633,000	3,361,684
4.418% 3/27/48	1,132,000	1,434,811
4.6% 5/15/44	1,400,000	1,803,923
5.7% 12/14/36	68,000	94,270
The Chubb Corp.:
6% 5/11/37	983,000	1,443,002
6.5% 5/15/38	626,000	958,211
The Travelers Companies, Inc.:
4.1% 3/4/49	1,200,000	1,525,739
4.3% 8/25/45	261,000	331,047
6.25% 6/15/37	4,488,000	6,621,891
Unum Group 4.5% 12/15/49	1,000,000	1,069,999
Willis Group North America, Inc.:
2.95% 9/15/29	3,000,000	3,184,551
4.5% 9/15/28	3,479,000	4,025,149
		164,227,402

TOTAL FINANCIALS		1,679,748,229

HEALTH CARE - 2.8%
Biotechnology - 0.4%
AbbVie, Inc.:
2.6% 11/21/24	3,080,000	3,245,276
2.9% 11/6/22	1,016,000	1,045,574
2.95% 11/21/26	2,100,000	2,263,243
3.2% 11/21/29	4,000,000	4,372,083
3.25% 10/1/22	535,000	547,933
3.45% 3/15/22	3,213,000	3,250,486
3.6% 5/14/25	1,604,000	1,743,588
3.8% 3/15/25	1,572,000	1,714,219
4.05% 11/21/39	7,870,000	9,246,982
4.25% 11/14/28	1,478,000	1,713,154
4.25% 11/21/49	3,600,000	4,367,114
4.3% 5/14/36	1,116,000	1,330,925
4.4% 11/6/42	851,000	1,035,242
4.45% 5/14/46	1,247,000	1,526,949
4.55% 3/15/35	1,186,000	1,443,149
4.7% 5/14/45	1,752,000	2,210,444
4.75% 3/15/45	1,128,000	1,426,348
4.875% 11/14/48	1,710,000	2,239,126
Amgen, Inc.:
1.65% 8/15/28	8,500,000	8,476,096
1.9% 2/21/25	2,000,000	2,067,109
2.6% 8/19/26	1,872,000	1,993,371
2.77% 9/1/53	2,260,000	2,166,388
2.8% 8/15/41	5,000,000	4,954,980
3.125% 5/1/25	356,000	383,019
3.15% 2/21/40	3,890,000	4,109,887
3.375% 2/21/50	2,500,000	2,670,664
4.4% 5/1/45	1,770,000	2,178,994
4.663% 6/15/51	2,224,000	2,885,468
Biogen, Inc. 3.15% 5/1/50	2,550,000	2,519,971
Gilead Sciences, Inc.:
1.65% 10/1/30	3,200,000	3,121,594
2.8% 10/1/50	3,200,000	3,108,691
3.65% 3/1/26	1,102,000	1,214,896
4.15% 3/1/47	2,217,000	2,655,419
4.75% 3/1/46	2,793,000	3,593,114
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	2,100,000	2,020,021
		94,841,517
Health Care Equipment & Supplies - 0.3%
Abbott Laboratories:
1.15% 1/30/28	5,000,000	4,927,849
3.75% 11/30/26	7,242,000	8,191,232
4.75% 11/30/36	802,000	1,038,242
4.9% 11/30/46	2,854,000	3,966,572
Becton, Dickinson & Co.:
2.823% 5/20/30	1,900,000	2,011,714
3.363% 6/6/24	808,000	862,781
3.7% 6/6/27	5,003,000	5,580,258
4.669% 6/6/47	256,000	324,846
4.685% 12/15/44	1,937,000	2,464,359
Boston Scientific Corp.:
3.45% 3/1/24	829,000	883,153
4% 3/1/29	1,925,000	2,202,734
4.7% 3/1/49	3,457,000	4,486,067
Danaher Corp. 4.375% 9/15/45	422,000	536,307
Medtronic Global Holdings SCA 3.35% 4/1/27	2,611,000	2,875,825
Medtronic, Inc. 4.625% 3/15/45	3,404,000	4,545,856
Stryker Corp.:
1.95% 6/15/30	1,650,000	1,651,886
2.9% 6/15/50	1,650,000	1,687,683
Zimmer Biomet Holdings, Inc. 3.55% 4/1/25	7,228,000	7,813,596
		56,050,960
Health Care Providers & Services - 1.2%
Aetna, Inc.:
2.8% 6/15/23	2,674,000	2,774,362
4.125% 11/15/42	2,022,000	2,352,106
6.625% 6/15/36	1,160,000	1,691,980
AHS Hospital Corp. 2.78% 7/1/51	3,500,000	3,561,015
Allina Health System, Inc. 3.887% 4/15/49	1,239,000	1,476,519
AmerisourceBergen Corp. 2.7% 3/15/31	4,100,000	4,257,298
Anthem, Inc.:
3.3% 1/15/23	356,000	370,058
3.5% 8/15/24	2,400,000	2,576,752
3.65% 12/1/27	4,099,000	4,587,624
3.7% 9/15/49	1,140,000	1,285,906
4.375% 12/1/47	6,457,000	7,993,806
4.625% 5/15/42	464,000	580,812
4.65% 1/15/43	356,000	448,578
Banner Health 2.913% 1/1/51	2,700,000	2,802,812
Baptist Healthcare System Obli 3.54% 8/15/50	3,000,000	3,301,061
Bon Secours Mercy Health, Inc. 2.095% 6/1/31	1,786,000	1,798,898
Cardinal Health, Inc. 4.368% 6/15/47	2,476,000	2,801,936
Children's Hospital Medical Center 4.268% 5/15/44	592,000	741,535
Children's Hospital of Philadelphia 2.704% 7/1/50	1,964,000	1,984,497
Cigna Corp.:
1.25% 3/15/26	7,945,000	7,990,834
2.375% 3/15/31	1,500,000	1,539,846
3% 7/15/23	1,782,000	1,858,033
3.75% 7/15/23	1,199,000	1,269,852
4.125% 11/15/25	1,756,000	1,961,866
4.375% 10/15/28	8,532,000	9,955,590
4.5% 2/25/26	2,078,000	2,360,054
4.8% 8/15/38	4,201,000	5,255,386
4.8% 7/15/46	1,355,000	1,734,008
4.9% 12/15/48	2,618,000	3,424,870
6.125% 11/15/41	535,000	760,255
CommonSpirit Health:
3.91% 10/1/50	3,000,000	3,361,497
4.35% 11/1/42	356,000	420,333
CVS Health Corp.:
2.7% 8/21/40	2,100,000	2,062,154
2.875% 6/1/26	1,336,000	1,433,459
3% 8/15/26	1,016,000	1,096,819
3.25% 8/15/29	4,595,000	5,015,766
3.7% 3/9/23	511,000	534,834
3.75% 4/1/30	3,030,000	3,415,507
3.875% 7/20/25	831,000	915,430
4.1% 3/25/25	735,000	809,976
4.3% 3/25/28	4,260,000	4,904,930
4.875% 7/20/35	553,000	680,950
5.05% 3/25/48	4,884,000	6,464,786
5.125% 7/20/45	4,500,000	5,938,851
5.3% 12/5/43	4,832,000	6,438,608
Franciscan Missionaries of Our Lady Health System, Inc. 3.914% 7/1/49	2,400,000	2,815,885
HCA Holdings, Inc.:
4.125% 6/15/29	1,540,000	1,742,309
4.5% 2/15/27	5,500,000	6,232,982
5.25% 6/15/26	1,499,000	1,732,202
5.25% 6/15/49	3,120,000	4,072,051
Humana, Inc.:
1.35% 2/3/27	1,800,000	1,793,389
2.15% 2/3/32	1,900,000	1,895,889
3.85% 10/1/24	5,351,000	5,798,952
3.95% 3/15/27	5,493,000	6,170,907
4.95% 10/1/44	445,000	582,673
Indiana University Health, Inc. 2.852% 11/1/51	3,600,000	3,762,967
INTEGRIS Baptist Medical Center, Inc. 3.875% 8/15/50	2,292,000	2,635,303
Kaiser Foundation Hospitals:
2.81% 6/1/41	1,107,000	1,143,292
3.266% 11/1/49	1,900,000	2,090,520
4.15% 5/1/47	1,136,000	1,431,879
4.875% 4/1/42	321,000	437,603
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	535,000	701,373
MidMichigan Health 3.409% 6/1/50	833,000	930,564
New York & Presbyterian Hospital:
4.024% 8/1/45	624,000	776,995
4.063% 8/1/56	469,000	607,580
Novant Health, Inc. 3.168% 11/1/51	2,300,000	2,489,809
NYU Hospitals Center 4.784% 7/1/44	1,355,000	1,790,378
Orlando Health Obligated Group 3.327% 10/1/50	1,481,000	1,605,926
Partners Healthcare System, Inc. 4.117% 7/1/55	624,000	792,978
Quest Diagnostics, Inc. 2.95% 6/30/30	2,850,000	3,049,598
Sutter Health 3.361% 8/15/50	3,600,000	3,910,498
Trinity Health Corp. 2.632% 12/1/40	1,000,000	995,870
UnitedHealth Group, Inc.:
1.15% 5/15/26	1,800,000	1,812,649
1.25% 1/15/26	1,100,000	1,114,018
2% 5/15/30	1,500,000	1,523,091
2.3% 5/15/31	1,800,000	1,863,993
2.375% 10/15/22	2,000,000	2,047,680
2.375% 8/15/24	956,000	1,007,314
2.75% 5/15/40	5,332,000	5,480,621
2.875% 12/15/21	459,000	462,479
2.9% 5/15/50	1,100,000	1,138,624
3.25% 5/15/51	1,800,000	1,971,976
3.375% 4/15/27	963,000	1,068,391
3.5% 6/15/23	1,586,000	1,675,465
3.7% 8/15/49	1,728,000	2,009,879
3.75% 7/15/25	5,080,000	5,640,807
3.75% 10/15/47	1,704,000	1,993,304
3.85% 6/15/28	5,270,000	6,036,190
3.875% 12/15/28	2,671,000	3,082,102
3.875% 8/15/59	1,798,000	2,173,807
4.2% 1/15/47	642,000	794,362
4.25% 6/15/48	370,000	466,731
4.375% 3/15/42	2,103,000	2,611,627
4.75% 7/15/45	297,000	395,911
5.8% 3/15/36	1,100,000	1,554,644
6.625% 11/15/37	1,100,000	1,682,830
West Virginia University Health System Obligated Group 3.129% 6/1/50	1,400,000	1,452,605
		242,043,521
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.:
2.6% 10/1/29	3,088,000	3,254,881
4.133% 3/25/25	8,780,000	9,695,406
5.3% 2/1/44	1,038,000	1,451,411
		14,401,698
Pharmaceuticals - 0.8%
AstraZeneca Finance LLC:
1.2% 5/28/26	5,100,000	5,126,964
2.25% 5/28/31	5,200,000	5,369,014
AstraZeneca PLC:
4.375% 11/16/45	1,344,000	1,733,228
4.375% 8/17/48	2,246,000	2,912,127
6.45% 9/15/37	579,000	871,457
Bayer U.S. Finance II LLC:
2.85% 4/15/25 (a)	682,000	708,434
3.95% 4/15/45 (a)	248,000	267,050
Bristol-Myers Squibb Co.:
2.35% 11/13/40	1,356,000	1,315,896
2.9% 7/26/24	5,410,000	5,765,870
3.2% 6/15/26	2,147,000	2,358,187
3.25% 8/1/42	499,000	545,714
3.4% 7/26/29	5,662,000	6,367,833
3.9% 2/20/28	5,000,000	5,730,954
4.125% 6/15/39	2,103,000	2,559,424
4.25% 10/26/49	3,437,000	4,375,642
4.35% 11/15/47	1,900,000	2,424,737
4.55% 2/20/48	346,000	455,061
5% 8/15/45	735,000	1,012,043
Eli Lilly & Co.:
2.25% 5/15/50	3,800,000	3,547,318
3.95% 3/15/49	2,610,000	3,216,855
GlaxoSmithKline Capital PLC 3% 6/1/24	4,550,000	4,838,738
GlaxoSmithKline Capital, Inc. 6.375% 5/15/38	3,752,000	5,651,580
Johnson & Johnson:
0.55% 9/1/25	1,600,000	1,586,111
1.3% 9/1/30	1,600,000	1,570,561
2.1% 9/1/40	5,228,000	5,052,892
2.45% 3/1/26	997,000	1,063,521
2.45% 9/1/60	1,600,000	1,555,545
3.4% 1/15/38	1,663,000	1,912,483
3.5% 1/15/48	1,069,000	1,268,518
3.625% 3/3/37	713,000	839,278
4.5% 12/5/43	1,181,000	1,559,680
4.85% 5/15/41	760,000	1,023,288
Merck & Co., Inc.:
2.4% 9/15/22	356,000	362,196
2.9% 3/7/24	414,000	437,558
3.6% 9/15/42	356,000	413,303
3.7% 2/10/45	1,141,000	1,335,118
3.9% 3/7/39	4,800,000	5,725,418
4% 3/7/49	2,900,000	3,588,386
Mylan NV 5.2% 4/15/48	2,735,000	3,406,405
Novartis Capital Corp.:
1.75% 2/14/25	1,000,000	1,033,169
2.4% 5/17/22	2,067,000	2,095,676
2.4% 9/21/22	668,000	683,446
2.75% 8/14/50	2,900,000	3,002,303
3% 11/20/25	1,866,000	2,020,010
3.1% 5/17/27	1,049,000	1,150,210
3.7% 9/21/42	504,000	594,848
4% 11/20/45	934,000	1,156,741
Perrigo Finance PLC:
3.15% 6/15/30	1,691,000	1,741,776
4.375% 3/15/26	441,000	480,478
4.9% 12/15/44	322,000	345,867
Pfizer, Inc.:
2.55% 5/28/40	1,837,000	1,870,524
2.7% 5/28/50	800,000	810,666
2.95% 3/15/24	14,417,000	15,329,563
3% 12/15/26	1,195,000	1,314,870
3.2% 9/15/23	2,268,000	2,394,985
3.45% 3/15/29	1,484,000	1,674,557
3.9% 3/15/39	1,123,000	1,344,315
4% 12/15/36	1,693,000	2,056,772
4.125% 12/15/46	2,472,000	3,086,798
4.2% 9/15/48	1,390,000	1,763,910
4.3% 6/15/43	442,000	556,307
4.4% 5/15/44	747,000	960,696
7.2% 3/15/39	963,000	1,577,751
Shire Acquisitions Investments Ireland DAC:
2.875% 9/23/23	1,685,000	1,759,423
3.2% 9/23/26	6,983,000	7,579,233
Takeda Pharmaceutical Co. Ltd.:
2.05% 3/31/30	3,710,000	3,699,697
3.025% 7/9/40	3,356,000	3,467,108
3.175% 7/9/50	1,800,000	1,863,815
Utah Acquisition Sub, Inc.:
3.95% 6/15/26	504,000	558,654
5.25% 6/15/46	588,000	724,239
Viatris, Inc.:
2.7% 6/22/30 (a)	1,780,000	1,821,381
4% 6/22/50 (a)	1,780,000	1,937,831
Wyeth LLC 5.95% 4/1/37	1,000,000	1,432,028
Zoetis, Inc.:
3.25% 2/1/23	891,000	920,944
3.95% 9/12/47	356,000	428,148
4.7% 2/1/43	3,132,000	4,069,492
		179,162,618

TOTAL HEALTH CARE		586,500,314

INDUSTRIALS - 2.2%
Aerospace & Defense - 0.5%
General Dynamics Corp.:
3.375% 5/15/23	1,693,000	1,778,537
3.75% 5/15/28	1,676,000	1,909,031
4.25% 4/1/40	2,170,000	2,699,378
4.25% 4/1/50	900,000	1,166,097
L3Harris Technologies, Inc.:
3.85% 12/15/26	1,330,000	1,485,971
4.4% 6/15/28	5,400,000	6,235,121
Lockheed Martin Corp.:
3.55% 1/15/26	6,355,000	7,026,511
4.09% 9/15/52	2,704,000	3,424,389
4.7% 5/15/46	2,189,000	2,935,139
Northrop Grumman Corp.:
3.25% 1/15/28	1,497,000	1,636,077
3.85% 4/15/45	335,000	389,338
4.03% 10/15/47	3,356,000	4,021,845
4.4% 5/1/30	2,958,000	3,514,858
4.75% 6/1/43	1,713,000	2,219,131
Raytheon Technologies Corp.:
1.9% 9/1/31	6,600,000	6,520,837
3.15% 12/15/24	1,586,000	1,689,115
3.65% 8/16/23	480,000	509,479
3.75% 11/1/46	686,000	780,211
4.05% 5/4/47	2,548,000	3,007,736
4.125% 11/16/28	5,752,000	6,617,231
4.35% 4/15/47	1,176,000	1,446,519
4.45% 11/16/38	3,300,000	4,025,433
4.5% 6/1/42	1,315,000	1,645,227
4.625% 11/16/48	1,247,000	1,608,839
4.875% 10/15/40	178,000	227,452
5.4% 5/1/35	1,060,000	1,404,418
5.7% 4/15/40	356,000	497,237
The Boeing Co.:
2.125% 3/1/22	671,000	675,530
2.196% 2/4/26	4,400,000	4,416,553
2.5% 3/1/25	820,000	847,725
2.7% 2/1/27	2,286,000	2,371,570
2.8% 3/1/23	880,000	905,236
2.95% 2/1/30	1,666,000	1,712,611
3.625% 3/1/48	713,000	713,069
3.65% 3/1/47	492,000	494,651
3.75% 2/1/50	1,950,000	2,018,560
5.15% 5/1/30	8,470,000	10,021,398
5.705% 5/1/40	10,164,000	13,162,981
5.805% 5/1/50	4,000,000	5,432,822
6.875% 3/15/39	588,000	822,759
		114,016,622
Air Freight & Logistics - 0.1%
FedEx Corp.:
3.1% 8/5/29	2,300,000	2,493,683
3.9% 2/1/35	1,052,000	1,209,608
4.25% 5/15/30	1,866,000	2,180,711
4.4% 1/15/47	1,425,000	1,728,065
4.55% 4/1/46	267,000	327,430
4.95% 10/17/48	2,731,000	3,600,513
5.25% 5/15/50	2,143,000	2,953,194
United Parcel Service, Inc.:
2.4% 11/15/26	1,336,000	1,421,004
3.4% 11/15/46	473,000	535,435
3.75% 11/15/47	1,102,000	1,322,884
4.45% 4/1/30	6,840,000	8,267,239
5.3% 4/1/50	2,145,000	3,183,015
6.2% 1/15/38	445,000	662,062
		29,884,843
Airlines - 0.1%
American Airlines pass-thru trust equipment trust certificate 4.95% 7/15/24	97,142	99,283
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	1,093,930	1,112,019
Southwest Airlines Co. 5.25% 5/4/25	7,660,000	8,681,783
United Airlines 2015-1 Class AA pass-thru trust 3.45% 6/1/29	94,780	99,977
United Airlines 2020-1 Class B Pass Through Trust 4.875% 7/15/27	3,363,300	3,538,998
United Airlines pass-thru trust equipment trust certificate 3.1% 1/7/30	1,329,356	1,393,605
United Airlines, Inc. 4% 4/29/26	523,472	553,310
		15,478,975
Building Products - 0.1%
Carrier Global Corp.:
2.242% 2/15/25	2,700,000	2,813,293
2.493% 2/15/27	2,000,000	2,105,668
2.722% 2/15/30	3,000,000	3,146,402
3.377% 4/5/40	2,702,000	2,887,213
3.577% 4/5/50	2,550,000	2,774,662
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 1.75% 9/15/30	6,320,000	6,210,743
Masco Corp.:
2% 2/15/31	2,500,000	2,472,857
3.125% 2/15/51	1,200,000	1,207,329
		23,618,167
Commercial Services & Supplies - 0.1%
Republic Services, Inc.:
1.45% 2/15/31	4,400,000	4,191,076
1.75% 2/15/32	2,300,000	2,219,774
2.9% 7/1/26	752,000	806,952
3.2% 3/15/25	2,009,000	2,155,836
3.95% 5/15/28	1,872,000	2,130,373
Waste Management, Inc.:
2.4% 5/15/23	945,000	975,499
2.5% 11/15/50	3,780,000	3,590,744
2.9% 9/15/22	1,190,000	1,213,447
4.15% 7/15/49	462,000	578,107
		17,861,808
Electrical Equipment - 0.0%
Eaton Corp.:
2.75% 11/2/22	1,020,000	1,048,815
4% 11/2/32	2,939,000	3,457,703
4.15% 11/2/42	339,000	409,061
		4,915,579
Industrial Conglomerates - 0.4%
3M Co.:
2% 6/26/22	713,000	723,306
2% 2/14/25	4,092,000	4,258,455
2.375% 8/26/29	2,000,000	2,106,875
2.875% 10/15/27	2,212,000	2,417,166
3.05% 4/15/30	8,000,000	8,797,964
3.125% 9/19/46	492,000	532,749
3.25% 8/26/49	1,508,000	1,657,399
General Electric Co.:
3.45% 5/1/27	4,180,000	4,610,635
3.625% 5/1/30	2,000,000	2,248,385
4.35% 5/1/50	2,400,000	2,952,524
4.5% 3/11/44	5,413,000	6,656,474
5.875% 1/14/38	797,000	1,096,845
6.75% 3/15/32	863,000	1,198,495
6.875% 1/10/39	1,404,000	2,124,779
Honeywell International, Inc.:
1.35% 6/1/25	1,800,000	1,836,688
1.95% 6/1/30	7,000,000	7,144,177
2.5% 11/1/26	1,276,000	1,360,984
2.8% 6/1/50	1,800,000	1,886,856
3.812% 11/21/47	249,000	302,260
Roper Technologies, Inc.:
0.45% 8/15/22	1,200,000	1,202,062
1% 9/15/25	1,810,000	1,805,800
1.4% 9/15/27	8,144,000	8,114,556
1.75% 2/15/31	1,860,000	1,800,646
2% 6/30/30	3,360,000	3,348,890
2.8% 12/15/21	1,178,000	1,183,522
3.8% 12/15/26	1,515,000	1,696,833
		73,065,325
Machinery - 0.3%
Caterpillar Financial Services Corp.:
0.45% 9/14/23	3,800,000	3,809,206
1.1% 9/14/27	3,800,000	3,789,920
2.4% 6/6/22	3,782,000	3,845,372
2.4% 8/9/26	508,000	541,743
2.85% 6/1/22	713,000	727,296
3.45% 5/15/23	2,496,000	2,628,859
Caterpillar, Inc.:
2.6% 4/9/30	4,000,000	4,268,238
3.25% 9/19/49	4,273,000	4,753,974
3.803% 8/15/42	445,000	531,204
5.3% 9/15/35	1,247,000	1,668,811
Cummins, Inc. 1.5% 9/1/30	3,890,000	3,767,727
Deere & Co.:
2.875% 9/7/49	2,470,000	2,624,818
5.375% 10/16/29	1,278,000	1,633,188
Illinois Tool Works, Inc. 3.9% 9/1/42	2,300,000	2,764,728
Ingersoll-Rand Luxembourg Finance SA:
3.8% 3/21/29	2,557,000	2,894,601
4.65% 11/1/44	1,069,000	1,365,272
Otis Worldwide Corp.:
2.565% 2/15/30	3,000,000	3,134,337
3.362% 2/15/50	2,000,000	2,173,422
Parker Hannifin Corp.:
2.7% 6/14/24	12,440,000	13,069,347
3.25% 3/1/27	1,007,000	1,096,508
4.1% 3/1/47	1,009,000	1,191,384
Stanley Black & Decker, Inc. 2.3% 3/15/30	6,550,000	6,829,458
		69,109,413
Professional Services - 0.0%
Thomson Reuters Corp. 3.35% 5/15/26	1,247,000	1,360,282
Road & Rail - 0.5%
Burlington Northern Santa Fe LLC:
3% 3/15/23	499,000	516,584
3.05% 3/15/22	1,782,000	1,796,503
3.25% 6/15/27	1,336,000	1,484,267
3.85% 9/1/23	9,780,000	10,391,611
3.9% 8/1/46	827,000	974,566
4.05% 6/15/48	3,755,000	4,571,971
4.125% 6/15/47	508,000	619,887
4.15% 4/1/45	303,000	370,803
4.375% 9/1/42	802,000	998,805
4.55% 9/1/44	535,000	684,122
4.7% 9/1/45	418,000	549,462
4.9% 4/1/44	713,000	955,734
5.15% 9/1/43	2,203,000	3,028,933
5.75% 5/1/40	1,100,000	1,560,361
Canadian National Railway Co.:
2.45% 5/1/50	2,900,000	2,685,008
2.85% 12/15/21	891,000	891,828
3.2% 8/2/46	588,000	620,535
3.65% 2/3/48	1,127,000	1,275,754
CSX Corp.:
2.5% 5/15/51	885,000	817,032
3.25% 6/1/27	891,000	975,499
3.35% 11/1/25	4,900,000	5,330,274
3.4% 8/1/24	825,000	886,799
3.8% 11/1/46	1,019,000	1,172,573
3.95% 5/1/50	637,000	757,975
4.1% 3/15/44	1,207,000	1,431,023
4.25% 3/15/29	3,300,000	3,836,940
4.3% 3/1/48	1,600,000	1,979,330
4.5% 3/15/49	1,729,000	2,204,312
4.75% 11/15/48	1,032,000	1,356,620
Kansas City Southern 3.5% 5/1/50	3,200,000	3,424,803
Norfolk Southern Corp.:
3% 4/1/22	1,336,000	1,348,045
3.25% 12/1/21	891,000	891,000
3.65% 8/1/25	2,139,000	2,342,508
3.8% 8/1/28	1,740,000	1,974,106
3.95% 10/1/42	339,000	397,806
4.05% 8/15/52	1,234,000	1,473,275
4.15% 2/28/48	4,436,000	5,294,967
4.65% 1/15/46	582,000	746,160
Union Pacific Corp.:
2.15% 2/5/27	1,800,000	1,875,141
2.75% 3/1/26	1,187,000	1,272,868
2.891% 4/6/36 (a)	7,001,000	7,355,912
3% 4/15/27	891,000	966,931
3.25% 2/5/50	2,700,000	2,877,303
3.35% 8/15/46	841,000	893,229
3.5% 6/8/23	2,000,000	2,106,645
3.6% 9/15/37	588,000	666,185
3.799% 10/1/51	499,000	580,778
3.799% 4/6/71 (a)	2,083,000	2,387,335
3.839% 3/20/60	2,844,000	3,311,387
4.163% 7/15/22	2,330,000	2,386,011
		99,297,506
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.625% 7/1/22	1,679,000	1,706,497
2.75% 1/15/23	1,782,000	1,834,299
3.125% 12/1/30	1,120,000	1,148,076
3.625% 12/1/27	4,145,000	4,489,653
3.75% 2/1/22	681,000	686,563
3.75% 6/1/26	507,000	553,941
3.875% 7/3/23	5,600,000	5,912,890
4.25% 2/1/24	2,345,000	2,526,032
		18,857,951

TOTAL INDUSTRIALS		467,466,471

INFORMATION TECHNOLOGY - 2.3%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
2.2% 9/20/23	1,339,000	1,387,804
2.5% 9/20/26	891,000	957,195
3.5% 6/15/25	761,000	838,487
5.9% 2/15/39	3,673,000	5,344,266
		8,527,752
Electronic Equipment & Components - 0.1%
Corning, Inc.:
3.9% 11/15/49	2,600,000	2,997,339
4.75% 3/15/42	891,000	1,132,929
5.35% 11/15/48	1,000,000	1,393,139
Dell International LLC/EMC Corp.:
4% 7/15/24	2,050,000	2,225,199
4.9% 10/1/26	1,685,000	1,949,929
5.3% 10/1/29	6,046,000	7,360,704
6.02% 6/15/26	2,877,000	3,436,013
8.1% 7/15/36	3,200,000	4,907,877
8.35% 7/15/46	1,049,000	1,721,582
Tyco Electronics Group SA:
3.45% 8/1/24	651,000	697,531
7.125% 10/1/37	441,000	682,248
		28,504,490
IT Services - 0.5%
Fidelity National Information Services, Inc.:
1.15% 3/1/26	5,023,000	4,998,250
2.25% 3/1/31	4,000,000	4,036,269
Fiserv, Inc.:
2.75% 7/1/24	4,410,000	4,658,052
3.5% 7/1/29	4,099,000	4,502,699
4.4% 7/1/49	2,682,000	3,281,499
Global Payments, Inc.:
1.2% 3/1/26	7,100,000	7,055,071
2.9% 5/15/30	2,200,000	2,312,082
4.8% 4/1/26	1,000,000	1,142,935
IBM Corp.:
1.95% 5/15/30	2,400,000	2,407,970
2.5% 1/27/22	1,390,000	1,402,920
2.95% 5/15/50	2,400,000	2,423,133
3% 5/15/24	2,333,000	2,483,317
3.5% 5/15/29	3,111,000	3,485,148
3.625% 2/12/24	1,782,000	1,914,271
4.15% 5/15/39	353,000	424,041
4.25% 5/15/49	4,581,000	5,728,322
4.7% 2/19/46	882,000	1,160,245
MasterCard, Inc.:
2.95% 6/1/29	2,430,000	2,665,941
3.8% 11/21/46	677,000	812,552
3.85% 3/26/50	4,600,000	5,614,882
PayPal Holdings, Inc.:
1.65% 6/1/25	4,300,000	4,427,059
2.3% 6/1/30	2,800,000	2,911,360
2.85% 10/1/29	3,160,000	3,407,978
The Western Union Co. 2.85% 1/10/25	2,130,000	2,244,590
Visa, Inc.:
1.9% 4/15/27	5,100,000	5,300,981
2.05% 4/15/30	13,400,000	13,837,354
2.75% 9/15/27	2,125,000	2,311,021
3.15% 12/14/25	1,606,000	1,753,120
4.3% 12/14/45	2,719,000	3,485,869
		102,188,931
Semiconductors & Semiconductor Equipment - 0.6%
Applied Materials, Inc.:
2.75% 6/1/50	1,200,000	1,203,954
4.35% 4/1/47	2,303,000	2,951,083
Broadcom Corp./Broadcom Cayman LP:
3.5% 1/15/28	1,247,000	1,356,201
3.875% 1/15/27	3,047,000	3,362,394
Broadcom, Inc.:
2.45% 2/15/31 (a)	3,200,000	3,171,249
3.15% 11/15/25	4,600,000	4,925,923
3.419% 4/15/33 (a)	2,500,000	2,652,769
3.459% 9/15/26	2,250,000	2,443,369
3.469% 4/15/34 (a)	3,397,000	3,596,428
3.75% 2/15/51 (a)	3,200,000	3,330,854
4.3% 11/15/32	1,700,000	1,945,487
4.75% 4/15/29	3,167,000	3,678,767
5% 4/15/30	4,750,000	5,626,107
Intel Corp.:
2% 8/12/31	2,100,000	2,112,333
2.35% 5/11/22	3,030,000	3,070,141
2.45% 11/15/29	2,000,000	2,109,866
3.05% 8/12/51	2,100,000	2,164,957
3.25% 11/15/49	2,050,000	2,189,533
3.3% 10/1/21	2,674,000	2,680,787
3.734% 12/8/47	583,000	667,393
3.9% 3/25/30	7,800,000	9,058,354
4.1% 5/19/46	1,247,000	1,508,082
4.1% 5/11/47	428,000	516,132
4.6% 3/25/40	1,869,000	2,370,015
4.75% 3/25/50	3,291,000	4,405,600
Lam Research Corp. 2.875% 6/15/50	2,800,000	2,884,203
Micron Technology, Inc. 5.327% 2/6/29	2,750,000	3,326,991
NVIDIA Corp.:
2% 6/15/31	1,200,000	1,210,825
2.85% 4/1/30	7,488,000	8,108,538
3.5% 4/1/50	2,300,000	2,639,002
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
3.25% 5/11/41 (a)	1,700,000	1,824,072
4.3% 6/18/29 (a)	4,080,000	4,686,734
Qualcomm, Inc.:
2.6% 1/30/23	1,336,000	1,378,140
3.25% 5/20/27	4,020,000	4,439,881
4.3% 5/20/47	1,800,000	2,289,888
4.8% 5/20/45	2,790,000	3,737,005
Texas Instruments, Inc. 4.15% 5/15/48	2,413,000	3,058,482
		112,681,539
Software - 0.6%
Microsoft Corp.:
2.4% 2/6/22	4,990,000	5,028,567
2.525% 6/1/50	5,390,000	5,377,013
2.675% 6/1/60	1,815,000	1,831,767
2.7% 2/12/25	3,061,000	3,265,801
2.875% 2/6/24	10,280,000	10,846,837
2.921% 3/17/52	15,678,000	16,859,461
3.041% 3/17/62	736,000	798,758
3.45% 8/8/36	518,000	605,912
3.625% 12/15/23	4,661,000	4,994,079
Oracle Corp.:
1.9% 9/15/21	1,497,000	1,497,904
2.5% 5/15/22	1,711,000	1,731,461
2.5% 4/1/25	9,270,000	9,724,195
2.625% 2/15/23	1,782,000	1,836,140
2.65% 7/15/26	1,604,000	1,698,845
2.875% 3/25/31	5,200,000	5,476,955
2.95% 11/15/24	8,000,000	8,519,360
2.95% 5/15/25	891,000	948,356
3.25% 11/15/27	3,047,000	3,323,094
3.4% 7/8/24	842,000	901,579
3.6% 4/1/50	500,000	521,511
3.85% 7/15/36	1,805,000	2,001,593
3.85% 4/1/60	3,600,000	3,868,868
3.95% 3/25/51	5,200,000	5,742,855
4% 7/15/46	1,746,000	1,922,862
4% 11/15/47	4,491,000	4,956,631
4.1% 3/25/61	1,520,000	1,722,803
4.125% 5/15/45	535,000	599,643
4.3% 7/8/34	691,000	803,302
4.375% 5/15/55	2,781,000	3,275,198
5.375% 7/15/40	2,898,000	3,750,971
Salesforce.com, Inc. 2.9% 7/15/51	5,900,000	6,064,773
VMware, Inc. 1.4% 8/15/26	7,200,000	7,190,978
		127,688,072
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.:
0.7% 2/8/26	5,500,000	5,468,590
1.7% 8/5/31	2,700,000	2,672,263
2.1% 9/12/22	1,515,000	1,543,258
2.15% 2/9/22	891,000	898,669
2.2% 9/11/29	8,200,000	8,558,894
2.3% 5/11/22	1,425,000	1,442,277
2.375% 2/8/41	5,500,000	5,398,450
2.4% 1/13/23	5,347,000	5,487,307
2.45% 8/4/26	3,672,000	3,914,553
2.55% 8/20/60	3,400,000	3,198,489
2.65% 5/11/50	2,594,000	2,571,074
2.7% 5/13/22	1,186,000	1,206,131
2.85% 8/5/61	2,700,000	2,695,260
2.9% 9/12/27	2,504,000	2,734,209
2.95% 9/11/49	2,630,000	2,735,107
3% 11/13/27	1,782,000	1,957,976
3.2% 5/13/25	1,870,000	2,030,367
3.2% 5/11/27	8,593,000	9,514,943
3.75% 11/13/47	1,243,000	1,469,139
3.85% 5/4/43	2,317,000	2,763,571
4.25% 2/9/47	445,000	562,043
4.375% 5/13/45	836,000	1,071,873
4.5% 2/23/36	1,651,000	2,096,125
4.65% 2/23/46	4,507,000	5,996,244
Hewlett Packard Enterprise Co.:
4.65% 10/1/24	3,900,000	4,324,554
4.9% 10/15/25 (b)	1,737,000	1,978,661
6.2% 10/15/35 (b)	776,000	1,053,936
6.35% 10/15/45 (b)	1,669,000	2,307,550
HP, Inc.:
2.2% 6/17/25	2,800,000	2,903,932
3.4% 6/17/30	2,820,000	3,020,072
6% 9/15/41	1,367,000	1,807,122
		95,382,639

TOTAL INFORMATION TECHNOLOGY		474,973,423

MATERIALS - 0.8%
Chemicals - 0.5%
Air Products & Chemicals, Inc.:
1.5% 10/15/25	1,500,000	1,538,429
2.05% 5/15/30	1,100,000	1,129,674
2.7% 5/15/40	1,561,000	1,605,004
2.8% 5/15/50	1,000,000	1,022,330
DuPont de Nemours, Inc.:
4.205% 11/15/23	2,531,000	2,726,359
4.725% 11/15/28	3,056,000	3,640,900
5.319% 11/15/38	2,000,000	2,643,578
Eastman Chemical Co.:
4.5% 12/1/28	2,700,000	3,153,023
4.65% 10/15/44	535,000	655,842
Ecolab, Inc.:
1.3% 1/30/31	5,700,000	5,465,414
2.7% 11/1/26	1,176,000	1,265,258
2.75% 8/18/55 (a)	73,000	72,349
3.95% 12/1/47	593,000	724,433
4.8% 3/24/30	1,745,000	2,141,771
International Flavors & Fragrances, Inc. 5% 9/26/48	1,500,000	1,997,674
Linde, Inc./Connecticut:
2.2% 8/15/22	356,000	361,052
2.45% 2/15/22	829,000	832,847
3.2% 1/30/26	1,130,000	1,233,305
3.55% 11/7/42	356,000	411,817
LYB International Finance BV:
4% 7/15/23	569,000	605,353
4.875% 3/15/44	1,043,000	1,321,760
LYB International Finance II BV 3.5% 3/2/27	4,361,000	4,797,766
LYB International Finance III LLC:
3.375% 10/1/40	2,000,000	2,114,574
3.625% 4/1/51	2,000,000	2,171,640
4.2% 10/15/49	1,500,000	1,760,436
LyondellBasell Industries NV 4.625% 2/26/55	667,000	836,542
Nutrien Ltd.:
2.95% 5/13/30	2,600,000	2,773,210
4% 12/15/26	2,032,000	2,283,410
4.2% 4/1/29	921,000	1,061,553
5% 4/1/49	1,605,000	2,161,605
5.25% 1/15/45	624,000	837,321
5.625% 12/1/40	321,000	445,362
Sherwin-Williams Co.:
2.75% 6/1/22	42,000	42,618
3.45% 6/1/27	9,313,000	10,288,231
4.5% 6/1/47	1,520,000	1,904,104
The Dow Chemical Co.:
2.1% 11/15/30	4,695,000	4,725,883
3.6% 11/15/50	2,883,000	3,162,977
3.625% 5/15/26	1,767,000	1,955,670
4.375% 11/15/42	869,000	1,047,550
4.8% 11/30/28	1,524,000	1,831,302
4.8% 5/15/49	1,277,000	1,657,649
9.4% 5/15/39	535,000	981,799
The Mosaic Co.:
4.05% 11/15/27	1,027,000	1,163,202
4.25% 11/15/23	1,941,000	2,076,945
5.625% 11/15/43	668,000	888,040
Westlake Chemical Corp.:
3.6% 8/15/26	10,080,000	11,125,786
5% 8/15/46	356,000	453,332
		99,096,679
Containers & Packaging - 0.1%
International Paper Co.:
3.8% 1/15/26	513,000	570,034
4.4% 8/15/47	854,000	1,067,756
5% 9/15/35	2,600,000	3,289,284
5.15% 5/15/46	2,281,000	3,058,403
WRKCo, Inc. 3% 6/15/33	2,820,000	3,003,118
		10,988,595
Metals & Mining - 0.2%
Barrick Gold Corp. 5.25% 4/1/42	802,000	1,058,668
Barrick North America Finance LLC 5.7% 5/30/41	2,354,000	3,254,242
BHP Billiton Financial (U.S.A.) Ltd.:
2.875% 2/24/22	1,027,000	1,040,149
5% 9/30/43	3,615,000	4,980,550
Newmont Corp.:
2.25% 10/1/30	1,100,000	1,107,670
5.45% 6/9/44	1,141,000	1,581,327
6.25% 10/1/39	2,100,000	3,034,023
Nucor Corp.:
2.979% 12/15/55 (a)	713,000	724,501
4% 8/1/23	535,000	566,709
Rio Tinto Finance (U.S.A.) Ltd.:
3.75% 6/15/25	8,797,000	9,694,716
5.2% 11/2/40	1,517,000	2,080,051
7.125% 7/15/28	2,166,000	2,920,872
Southern Copper Corp.:
3.875% 4/23/25	2,654,000	2,885,562
5.25% 11/8/42	1,029,000	1,313,570
5.875% 4/23/45	3,010,000	4,185,405
Vale Overseas Ltd.:
3.75% 7/8/30	4,000,000	4,251,940
6.25% 8/10/26	1,300,000	1,561,235
6.875% 11/21/36	1,700,000	2,382,975
Vale SA 5.625% 9/11/42	1,176,000	1,510,278
		50,134,443
Paper & Forest Products - 0.0%
Suzano Austria GmbH 6% 1/15/29	4,000,000	4,768,250

TOTAL MATERIALS		164,987,967

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.8%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	2,000,000	1,968,269
3% 5/18/51	2,250,000	2,238,986
4.85% 4/15/49	2,300,000	3,047,861
American Tower Corp.:
1.3% 9/15/25	1,400,000	1,406,510
2.1% 6/15/30	1,500,000	1,483,359
3.1% 6/15/50	1,500,000	1,489,261
3.55% 7/15/27	3,124,000	3,428,933
3.6% 1/15/28	511,000	562,568
3.8% 8/15/29	5,241,000	5,847,314
AvalonBay Communities, Inc.:
2.45% 1/15/31	2,000,000	2,082,667
3.45% 6/1/25	8,100,000	8,825,003
Boston Properties, Inc.:
2.75% 10/1/26	1,247,000	1,329,952
2.9% 3/15/30	396,000	415,760
3.125% 9/1/23	339,000	354,251
3.4% 6/21/29	5,000,000	5,486,585
3.8% 2/1/24	2,128,000	2,266,401
4.5% 12/1/28	1,100,000	1,287,446
Crown Castle International Corp.:
1.35% 7/15/25	2,169,000	2,184,804
2.25% 1/15/31	3,900,000	3,869,707
3.25% 1/15/51	2,380,000	2,415,410
3.65% 9/1/27	3,123,000	3,459,858
3.8% 2/15/28	3,000,000	3,337,492
4.3% 2/15/29	2,600,000	2,998,805
4.45% 2/15/26	2,000,000	2,250,878
Duke Realty LP:
1.75% 2/1/31	4,700,000	4,551,198
3.75% 12/1/24	1,025,000	1,111,238
Equinix, Inc.:
1.45% 5/15/26	4,119,000	4,131,123
2.5% 5/15/31	3,600,000	3,691,444
ERP Operating LP:
1.85% 8/1/31	3,100,000	3,054,244
3% 4/15/23	335,000	346,985
3% 7/1/29	3,570,000	3,857,721
3.25% 8/1/27	2,314,000	2,541,835
4.625% 12/15/21	1,016,000	1,017,676
Healthpeak Properties, Inc.:
2.875% 1/15/31	3,150,000	3,329,559
3% 1/15/30	3,700,000	3,960,776
3.4% 2/1/25	87,000	93,279
Kimco Realty Corp.:
1.9% 3/1/28	3,000,000	3,024,375
3.8% 4/1/27	713,000	795,718
4.125% 12/1/46	1,782,000	2,091,618
4.45% 9/1/47	924,000	1,131,754
Omega Healthcare Investors, Inc.:
4.375% 8/1/23	294,000	312,127
4.5% 1/15/25	1,428,000	1,567,093
4.5% 4/1/27	1,693,000	1,902,080
Prologis LP:
1.25% 10/15/30	6,800,000	6,460,118
2.25% 4/15/30	2,159,000	2,225,215
3.25% 10/1/26	831,000	910,724
Realty Income Corp. 3.25% 1/15/31	5,250,000	5,798,365
Regency Centers LP 3.7% 6/15/30	1,020,000	1,144,916
Simon Property Group LP:
2.2% 2/1/31	1,700,000	1,694,925
2.45% 9/13/29	2,340,000	2,416,689
3.25% 9/13/49	420,000	431,570
3.3% 1/15/26	5,700,000	6,176,853
3.375% 12/1/27	4,210,000	4,634,646
3.8% 7/15/50	2,369,000	2,652,677
UDR, Inc. 2.1% 6/15/33	3,800,000	3,680,005
Ventas Realty LP:
3.125% 6/15/23	1,126,000	1,173,188
3.25% 10/15/26	624,000	674,518
3.5% 2/1/25	713,000	767,595
3.85% 4/1/27	1,693,000	1,895,414
4% 3/1/28	3,744,000	4,205,260
4.125% 1/15/26	258,000	287,539
4.375% 2/1/45	535,000	623,905
4.875% 4/15/49	1,000,000	1,261,308
VEREIT Operating Partnership LP 2.85% 12/15/32	2,610,000	2,761,406
Weingarten Realty Investors 3.5% 4/15/23	677,000	702,442
Welltower, Inc.:
4% 6/1/25	2,257,000	2,481,028
4.95% 9/1/48	1,782,000	2,304,278
Weyerhaeuser Co. 4% 4/15/30	2,460,000	2,812,445
		166,726,952
Real Estate Management & Development - 0.0%
Brandywine Operating Partnership LP 3.95% 2/15/23	677,000	704,551
CBRE Group, Inc. 4.875% 3/1/26	1,016,000	1,169,357
Digital Realty Trust LP 3.7% 8/15/27	1,425,000	1,597,439
Essex Portfolio LP 2.65% 3/15/32	4,300,000	4,437,035
Tanger Properties LP:
3.75% 12/1/24	1,158,000	1,263,857
3.875% 7/15/27	1,105,000	1,201,245
		10,373,484

TOTAL REAL ESTATE		177,100,436

UTILITIES - 2.1%
Electric Utilities - 1.5%
AEP Texas, Inc. 3.45% 5/15/51	1,500,000	1,588,247
AEP Transmission Co. LLC 2.75% 8/15/51	3,000,000	2,948,109
Alabama Power Co.:
1.45% 9/15/30	3,800,000	3,679,561
3.7% 12/1/47	1,049,000	1,203,525
3.75% 3/1/45	178,000	206,391
4.15% 8/15/44	829,000	1,004,064
4.3% 7/15/48	1,048,000	1,326,029
5.2% 6/1/41	686,000	904,338
American Electric Power Co., Inc.:
2.95% 12/15/22	713,000	732,168
3.25% 3/1/50	2,003,000	2,038,755
4.3% 12/1/28	3,117,000	3,592,555
Appalachian Power Co. 4.45% 6/1/45	1,069,000	1,314,045
Arizona Public Service Co. 3.35% 5/15/50	4,100,000	4,403,860
Baltimore Gas & Electric Co.:
2.9% 6/15/50	2,000,000	2,033,802
3.35% 7/1/23	508,000	531,670
3.5% 8/15/46	445,000	496,724
CenterPoint Energy Houston Electric LLC:
3.35% 4/1/51	3,700,000	4,129,154
3.55% 8/1/42	339,000	387,591
Cincinnati Gas & Electric Co. 4.3% 2/1/49	2,109,000	2,655,859
Cleco Corporate Holdings LLC 3.743% 5/1/26	1,009,000	1,101,694
Commonwealth Edison Co.:
2.75% 9/1/51	3,000,000	2,972,637
3.1% 11/1/24	1,782,000	1,897,935
3.2% 11/15/49	1,000,000	1,074,773
3.4% 9/1/21	178,000	178,000
3.65% 6/15/46	510,000	582,748
3.7% 3/1/45	553,000	637,085
3.75% 8/15/47	1,096,000	1,274,748
4% 3/1/48	1,217,000	1,461,148
4% 3/1/49	84,000	101,595
DTE Electric Co.:
2.65% 6/15/22	1,425,000	1,443,063
4.05% 5/15/48	1,570,000	1,932,890
Duke Energy Carolinas LLC:
2.95% 12/1/26	1,069,000	1,158,073
3.75% 6/1/45	356,000	411,321
3.875% 3/15/46	696,000	817,841
4% 9/30/42	668,000	790,368
6.05% 4/15/38	111,000	158,926
Duke Energy Corp.:
2.45% 6/1/30	1,300,000	1,334,083
2.65% 9/1/26	2,379,000	2,529,310
3.3% 6/15/41	4,630,000	4,805,220
3.75% 4/15/24	13,569,000	14,557,782
3.75% 9/1/46	1,627,000	1,767,614
3.95% 10/15/23	435,000	463,547
3.95% 8/15/47	1,420,000	1,590,713
4.8% 12/15/45	2,998,000	3,763,674
Duke Energy Florida LLC 3.4% 10/1/46	445,000	492,704
Duke Energy Industries, Inc. 3.25% 10/1/49	3,100,000	3,310,246
Duke Energy Progress LLC:
2.8% 5/15/22	776,000	784,610
4.15% 12/1/44	321,000	390,599
4.375% 3/30/44	356,000	446,824
Edison International:
2.95% 3/15/23	1,460,000	1,499,933
5.75% 6/15/27	6,690,000	7,646,646
Entergy Corp.:
0.9% 9/15/25	3,200,000	3,160,292
2.8% 6/15/30	1,211,000	1,265,161
2.95% 9/1/26	837,000	898,105
3.75% 6/15/50	3,400,000	3,743,890
4% 7/15/22	1,183,000	1,212,937
Entergy Louisiana LLC 4% 3/15/33	677,000	795,435
Entergy, Inc. 4% 3/30/29	1,407,000	1,601,093
Eversource Energy:
2.55% 3/15/31	5,000,000	5,198,597
2.9% 10/1/24	1,524,000	1,616,802
3.35% 3/15/26	1,178,000	1,266,587
3.45% 1/15/50	1,000,000	1,079,268
Exelon Corp.:
3.4% 4/15/26	2,000,000	2,182,023
3.95% 6/15/25	3,502,000	3,844,926
4.45% 4/15/46	1,100,000	1,358,337
5.1% 6/15/45	196,000	262,319
FirstEnergy Corp.:
1.6% 1/15/26	1,950,000	1,930,500
2.25% 9/1/30	1,950,000	1,930,500
4.4% 7/15/27	1,515,000	1,700,451
5.35% 7/15/47	1,969,000	2,464,400
Florida Power & Light Co.:
2.85% 4/1/25	3,700,000	3,946,637
3.125% 12/1/25	909,000	986,276
3.15% 10/1/49	252,000	274,922
3.25% 6/1/24	842,000	893,357
4.05% 10/1/44	966,000	1,183,032
4.125% 6/1/48	2,192,000	2,754,092
Georgia Power Co. 4.3% 3/15/42	2,000,000	2,370,617
Indiana Michigan Power Co.:
3.2% 3/15/23	495,000	512,466
3.25% 5/1/51	1,500,000	1,605,773
Interstate Power and Light Co. 2.3% 6/1/30	2,510,000	2,550,997
Kentucky Utilities Co. 5.125% 11/1/40	1,730,000	2,278,894
MidAmerican Energy Co. 3.65% 8/1/48	4,102,000	4,712,930
NextEra Energy Capital Holdings, Inc.:
2.25% 6/1/30	1,301,000	1,325,528
2.75% 11/1/29	8,382,000	8,845,760
3.5% 4/1/29	5,000,000	5,540,469
Northern States Power Co.:
2.6% 6/1/51	1,000,000	973,077
3.4% 8/15/42	356,000	400,039
4.125% 5/15/44	802,000	985,764
NSTAR Electric Co. 3.2% 5/15/27	1,364,000	1,498,824
Oncor Electric Delivery Co. LLC:
0.55% 10/1/25	6,243,000	6,129,663
3.1% 9/15/49	2,471,000	2,642,839
3.8% 9/30/47	2,700,000	3,199,865
Pacific Gas & Electric Co.:
2.1% 8/1/27	3,000,000	2,901,988
2.5% 2/1/31	4,200,000	3,956,931
3.3% 8/1/40	2,850,000	2,630,712
4% 12/1/46	2,822,000	2,704,109
4.3% 3/15/45	5,099,000	5,000,403
4.55% 7/1/30	4,496,000	4,783,985
PacifiCorp:
3.6% 4/1/24	713,000	763,318
4.125% 1/15/49	2,399,000	2,896,409
6% 1/15/39	1,104,000	1,571,525
PECO Energy Co. 3.9% 3/1/48	2,900,000	3,503,876
Potomac Electric Power Co. 6.5% 11/15/37	678,000	1,013,672
PPL Capital Funding, Inc. 3.1% 5/15/26	1,425,000	1,532,950
PPL Electric Utilities Corp.:
3% 10/1/49	2,479,000	2,637,260
4.15% 10/1/45	624,000	765,193
Progress Energy, Inc. 6% 12/1/39	926,000	1,302,586
Public Service Co. of Colorado:
2.9% 5/15/25	1,961,000	2,082,356
3.8% 6/15/47	825,000	974,933
6.25% 9/1/37	1,000,000	1,488,234
Public Service Electric & Gas Co.:
2.45% 1/15/30	2,300,000	2,422,553
3.15% 1/1/50	2,300,000	2,471,917
3.65% 9/1/42	504,000	576,999
4% 6/1/44	891,000	1,044,797
Puget Sound Energy, Inc. 4.3% 5/20/45	1,142,000	1,419,672
Southern California Edison Co.:
2.25% 6/1/30	2,054,000	2,055,119
2.95% 2/1/51	4,900,000	4,471,557
4% 4/1/47	1,782,000	1,878,030
4.65% 10/1/43	1,805,000	2,074,024
Southern Co.:
3.25% 7/1/26	1,961,000	2,127,205
3.7% 4/30/30	5,713,000	6,370,366
4.4% 7/1/46	1,305,000	1,568,081
Southwestern Electric Power Co. 3.85% 2/1/48	1,600,000	1,798,266
Tampa Electric Co.:
4.45% 6/15/49	2,088,000	2,697,980
6.15% 5/15/37	1,116,000	1,574,714
Union Electric Co. 3.9% 9/15/42	659,000	768,032
Virginia Electric & Power Co.:
3.1% 5/15/25	713,000	763,557
3.3% 12/1/49	1,440,000	1,572,730
3.45% 2/15/24	490,000	520,835
3.8% 4/1/28	2,657,000	3,002,295
3.8% 9/15/47	2,543,000	2,936,069
4.2% 5/15/45	2,128,000	2,582,752
4.45% 2/15/44	490,000	612,654
4.6% 12/1/48	3,452,000	4,562,608
6% 5/15/37	356,000	503,070
Wisconsin Electric Power Co.:
1.7% 6/15/28	5,180,000	5,191,157
4.25% 6/1/44	837,000	1,012,352
Xcel Energy, Inc.:
3.35% 12/1/26	535,000	583,907
3.4% 6/1/30	1,740,000	1,927,350
4% 6/15/28	13,000,000	14,819,452
		310,098,781
Gas Utilities - 0.1%
Dominion Gas Holdings LLC 2.5% 11/15/24	2,000,000	2,094,897
ONE Gas, Inc. 4.658% 2/1/44	1,380,000	1,706,337
Piedmont Natural Gas Co., Inc. 3.5% 6/1/29	8,457,000	9,336,528
Southern California Gas Co. 2.6% 6/15/26	2,358,000	2,510,996
Southern Co. Gas Capital Corp.:
3.95% 10/1/46	2,409,000	2,743,415
5.875% 3/15/41	2,600,000	3,670,244
		22,062,417
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP:
2.639% 6/15/31 (a)	1,000,000	1,017,996
4.75% 6/15/46	929,000	1,104,915
Exelon Generation Co. LLC:
3.25% 6/1/25	5,000,000	5,374,598
6.25% 10/1/39	1,242,000	1,543,113
The AES Corp. 1.375% 1/15/26	5,890,000	5,856,881
		14,897,503
Multi-Utilities - 0.4%
Ameren Corp. 3.5% 1/15/31	8,850,000	9,787,545
Berkshire Hathaway Energy Co.:
3.25% 4/15/28	1,782,000	1,961,208
3.7% 7/15/30	788,000	897,432
3.8% 7/15/48	4,048,000	4,619,035
4.05% 4/15/25	1,958,000	2,163,597
4.5% 2/1/45	1,186,000	1,462,288
5.15% 11/15/43	1,679,000	2,222,009
CenterPoint Energy, Inc.:
2.5% 9/1/22	2,649,000	2,701,789
3.7% 9/1/49	1,420,000	1,570,315
CMS Energy Corp. 4.875% 3/1/44	891,000	1,170,515
Consolidated Edison Co. of New York, Inc.:
3.875% 6/15/47	510,000	580,402
3.95% 4/1/50	4,295,000	4,985,595
4.45% 3/15/44	1,425,000	1,737,693
4.5% 5/15/58	1,690,000	2,101,019
4.65% 12/1/48	1,866,000	2,345,015
5.5% 12/1/39	445,000	597,473
Consumers Energy Co.:
2.65% 8/15/52	3,000,000	2,941,038
4.35% 4/15/49	2,410,000	3,101,263
Delmarva Power & Light Co. 4% 6/1/42	713,000	823,305
Dominion Energy, Inc.:
3.9% 10/1/25	2,299,000	2,530,602
4.9% 8/1/41	356,000	454,934
DTE Energy Co.:
2.85% 10/1/26	1,069,000	1,143,346
3.8% 3/15/27	2,408,000	2,667,094
NiSource, Inc.:
0.95% 8/15/25	4,288,000	4,258,166
1.7% 2/15/31	3,300,000	3,163,097
2.95% 9/1/29	1,420,000	1,512,738
3.49% 5/15/27	1,364,000	1,504,765
3.95% 3/30/48	1,782,000	2,059,168
4.375% 5/15/47	852,000	1,037,556
4.8% 2/15/44	980,000	1,245,647
Puget Energy, Inc.:
3.65% 5/15/25	1,438,000	1,548,001
4.1% 6/15/30	2,600,000	2,915,739
San Diego Gas & Electric Co. 4.5% 8/15/40	178,000	221,649
Sempra Energy:
2.875% 10/1/22	535,000	545,284
2.9% 2/1/23	529,000	545,649
3.25% 6/15/27	1,087,000	1,178,567
4% 2/1/48	5,578,000	6,309,206
4.05% 12/1/23	891,000	952,790
6% 10/15/39	178,000	250,311
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (b)(c)	753,000	707,293
		84,520,138
Water Utilities - 0.0%
American Water Capital Corp.:
2.95% 9/1/27	1,600,000	1,735,888
3.75% 9/1/28	5,687,000	6,458,715
3.75% 9/1/47	3,254,000	3,735,324
		11,929,927

TOTAL UTILITIES		443,508,766

TOTAL NONCONVERTIBLE BONDS
(Cost $5,285,579,215)		5,523,610,102

U.S. Government and Government Agency Obligations - 41.5%
U.S. Government Agency Obligations - 1.0%
Fannie Mae:
0.375% 8/25/25	$8,339,000	$8,265,322
0.5% 6/17/25	10,000,000	9,974,259
0.625% 4/22/25	6,300,000	6,316,916
0.75% 10/8/27	11,000,000	10,836,103
0.875% 8/5/30	9,584,000	9,176,634
1.625% 10/15/24	4,500,000	4,666,030
1.75% 7/2/24	5,641,000	5,857,513
1.875% 4/5/22	5,747,000	5,808,614
1.875% 9/24/26	2,379,000	2,505,239
2% 10/5/22	6,571,000	6,705,900
2.125% 4/24/26	713,000	757,891
2.375% 1/19/23	5,335,000	5,499,464
2.625% 9/6/24	713,000	760,662
2.875% 9/12/23	1,373,000	1,446,641
6.25% 5/15/29	2,000,000	2,735,466
7.25% 5/15/30	5,220,000	7,759,081
Federal Home Loan Bank:
0.375% 9/4/25	2,300,000	2,275,912
0.5% 4/14/25	9,755,000	9,725,642
1.5% 8/15/24	1,280,000	1,322,343
1.875% 11/29/21	3,415,000	3,430,159
2% 9/9/22	6,775,000	6,908,151
2.5% 2/13/24	890,000	938,257
3% 10/12/21	1,735,000	1,740,847
3.25% 6/9/28	1,700,000	1,930,346
3.25% 11/16/28	4,230,000	4,837,472
5.5% 7/15/36	270,000	403,038
Freddie Mac:
0.25% 8/24/23	18,087,000	18,093,295
0.375% 7/21/25	5,568,000	5,520,588
0.375% 9/23/25	10,325,000	10,216,493
2.375% 1/13/22	2,317,000	2,335,999
2.75% 6/19/23	4,316,000	4,512,773
6.25% 7/15/32	9,453,000	14,026,162
6.75% 3/15/31	5,634,000	8,338,096
Tennessee Valley Authority:
0.75% 5/15/25	6,800,000	6,833,916
5.25% 9/15/39	3,565,000	5,143,304
5.375% 4/1/56	961,000	1,583,951
5.88% 4/1/36	7,540,000	11,253,804

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		210,442,283

U.S. Treasury Obligations - 40.5%
U.S. Treasury Bonds:
1.125% 5/15/40	113,895,000	101,464,429
1.125% 8/15/40	117,511,000	104,318,555
1.25% 5/15/50	106,208,000	90,036,173
1.375% 11/15/40	177,971,000	164,734,407
1.375% 8/15/50	19,324,000	16,902,461
1.625% 11/15/50	143,869,000	133,859,989
1.875% 2/15/41	204,699,000	206,266,227
1.875% 2/15/51	156,669,000	154,661,678
2% 2/15/50	130,000	132,092
2% 8/15/51	33,870,000	34,473,309
2.25% 5/15/41	86,020,000	92,041,400
2.25% 8/15/46 (d)	8,327,300	8,884,188
2.25% 8/15/49	2,736,600	2,929,979
2.375% 11/15/49	7,928,000	8,718,632
2.375% 5/15/51	93,489,000	103,246,914
2.5% 2/15/45	50,326,600	56,065,012
2.5% 2/15/46	12,667,600	14,146,641
2.5% 5/15/46	14,026,500	15,674,066
2.75% 11/15/42	2,055,000	2,377,779
2.75% 8/15/47	3,057,800	3,585,748
2.75% 11/15/47	3,369,900	3,954,499
2.875% 5/15/43	1,252,400	1,478,370
2.875% 8/15/45	12,491,000	14,855,019
2.875% 11/15/46	2,461,500	2,943,800
2.875% 5/15/49	2,016,400	2,431,757
3% 11/15/44	41,796,400	50,554,052
3% 5/15/45	16,727,200	20,289,571
3% 11/15/45	8,342,000	10,146,935
3% 2/15/47	23,518,100	28,766,495
3% 5/15/47	519,600	636,469
3% 2/15/48	4,353,000	5,345,178
3% 2/15/49	8,691,000	10,725,916
3.125% 11/15/41	1,577,000	1,928,807
3.125% 2/15/43	19,043,200	23,335,359
3.125% 8/15/44	23,459,300	28,914,504
3.125% 5/15/48	466,400	586,043
3.375% 5/15/44	2,243,400	2,869,887
3.375% 11/15/48	4,431,700	5,826,474
3.625% 8/15/43	16,520,900	21,805,007
3.625% 2/15/44	20,662,700	27,378,078
3.75% 11/15/43	22,912,800	30,834,722
3.875% 8/15/40	1,400	1,885
4.25% 5/15/39	1,432,500	2,004,829
4.25% 11/15/40	144,500	203,965
4.375% 2/15/38	4,701,900	6,607,823
4.375% 11/15/39	17,800	25,324
4.375% 5/15/40	1,900	2,715
4.375% 5/15/41	5,235,500	7,528,076
4.5% 2/15/36	5,419,200	7,576,084
4.5% 5/15/38	4,680,500	6,677,574
4.5% 8/15/39	4,873,900	7,025,841
4.625% 2/15/40	3,832,100	5,622,858
4.75% 2/15/37	9,026,400	13,054,784
4.75% 2/15/41	489,700	735,430
5% 5/15/37	8,448,700	12,544,669
5.375% 2/15/31	9,530,300	13,072,147
6.25% 5/15/30	10,900,000	15,481,406
U.S. Treasury Notes:
0.125% 5/31/22	11,758,000	11,762,593
0.125% 7/31/22	3,496,000	3,497,366
0.125% 8/31/22	14,376,000	14,384,423
0.125% 9/30/22	2,000	2,001
0.125% 10/31/22	45,598,000	45,605,125
0.125% 11/30/22	22,318,000	22,323,231
0.125% 12/31/22	190,814,000	190,791,639
0.125% 1/31/23	254,511,000	254,471,233
0.125% 2/28/23	81,867,000	81,835,021
0.125% 3/31/23	304,450,000	304,295,397
0.125% 4/30/23	62,479,000	62,437,510
0.125% 5/31/23	137,675,000	137,556,685
0.125% 7/31/23	91,192,000	91,085,134
0.125% 8/15/23	61,266,000	61,177,452
0.125% 12/15/23	5,282,000	5,264,668
0.125% 1/15/24	142,502,000	141,956,485
0.125% 2/15/24	31,088,000	30,960,491
0.25% 11/15/23	226,261,000	226,269,838
0.25% 5/31/25	76,353,000	75,422,448
0.25% 6/30/25	89,372,000	88,226,921
0.25% 7/31/25	88,887,000	87,668,276
0.25% 8/31/25	64,170,000	63,219,983
0.25% 9/30/25	153,554,000	151,148,721
0.25% 10/31/25	25,756,000	25,326,398
0.375% 4/15/24	46,275,000	46,321,998
0.375% 11/30/25	181,970,000	179,738,025
0.375% 12/31/25	186,712,000	184,254,112
0.375% 1/31/26	124,970,000	123,197,964
0.375% 7/31/27	76,905,000	74,495,711
0.375% 9/30/27	35,380,000	34,172,105
0.5% 3/15/23	8,059,000	8,103,702
0.5% 3/31/25	91,394,000	91,286,897
0.5% 2/28/26	62,514,000	61,947,467
0.5% 4/30/27	76,857,000	75,232,796
0.5% 5/31/27	35,607,000	34,804,452
0.5% 6/30/27	6,547,000	6,395,345
0.5% 10/31/27	91,035,000	88,474,641
0.625% 7/31/26	63,686,000	63,248,159
0.625% 3/31/27	798,000	787,557
0.625% 11/30/27	1,471,000	1,439,224
0.625% 12/31/27	17,651,000	17,252,474
0.625% 5/15/30	23,469,000	22,289,133
0.625% 8/15/30	30,836,000	29,203,860
0.75% 3/31/26	42,400,000	42,453,000
0.75% 4/30/26	148,489,000	148,605,007
0.75% 5/31/26	85,730,000	85,753,442
0.75% 1/31/28	54,976,000	54,097,673
0.875% 6/30/26	71,968,000	72,367,198
0.875% 11/15/30	204,229,000	197,352,226
1% 7/31/28	3,300,000	3,283,500
1.125% 9/30/21	11,109,800	11,119,287
1.125% 2/29/28	158,008,000	159,137,511
1.125% 2/15/31	34,952,000	34,482,333
1.25% 10/31/21	7,961,800	7,977,413
1.25% 7/31/23	13,243,000	13,510,964
1.25% 8/31/24	46,487,300	47,662,194
1.25% 3/31/28	15,582,000	15,802,339
1.25% 4/30/28	53,309,000	54,031,587
1.25% 5/31/28	39,296,000	39,811,760
1.25% 6/30/28	80,672,000	81,667,795
1.375% 6/30/23	11,597,800	11,851,049
1.375% 8/31/23	1,414,100	1,446,801
1.375% 9/30/23	14,100,300	14,436,284
1.375% 1/31/25	9,913,000	10,206,905
1.375% 8/31/26	2,670,800	2,749,255
1.5% 9/30/21	17,655,000	17,675,321
1.5% 10/31/21	5,369,000	5,381,716
1.5% 11/30/21	6,700,000	6,723,933
1.5% 1/31/22	778,900	783,525
1.5% 8/15/22	2,045,800	2,073,530
1.5% 9/15/22	23,304,000	23,644,457
1.5% 2/28/23	2,682,400	2,736,886
1.5% 3/31/23	10,176,900	10,393,954
1.5% 9/30/24	20,957,000	21,652,019
1.5% 10/31/24	119,250,000	123,260,713
1.5% 11/30/24	37,250,000	38,505,733
1.5% 8/15/26	11,644,100	12,053,918
1.5% 2/15/30	134,997,000	138,187,358
1.625% 8/31/22	16,786,200	17,045,206
1.625% 11/15/22	31,759,000	32,337,113
1.625% 12/15/22	34,771,000	35,446,046
1.625% 4/30/23	8,446,600	8,652,486
1.625% 5/31/23	9,273,600	9,509,425
1.625% 10/31/23	16,784,500	17,286,068
1.625% 2/15/26	1,812,700	1,886,058
1.625% 5/15/26	999,900	1,040,638
1.625% 9/30/26	1,274,000	1,326,752
1.625% 10/31/26	22,470,000	23,402,154
1.625% 11/30/26	2,021,000	2,104,919
1.625% 8/15/29	101,338,600	104,928,995
1.625% 5/15/31	78,092,000	80,520,173
1.75% 11/30/21	6,084,000	6,109,472
1.75% 3/31/22	1,478,600	1,493,097
1.75% 5/31/22	2,861,800	2,897,684
1.75% 6/15/22	3,802,400	3,852,307
1.75% 6/30/22	4,865,800	4,933,655
1.75% 7/15/22	5,256,000	5,332,582
1.75% 9/30/22	5,131,500	5,222,303
1.75% 1/31/23	4,570,000	4,673,539
1.75% 6/30/24	7,244,300	7,526,998
1.75% 7/31/24	31,872,800	33,138,997
1.75% 12/31/24	45,915,000	47,855,626
1.75% 11/15/29	23,793,000	24,863,685
1.875% 11/30/21	14,483,500	14,548,589
1.875% 1/31/22	9,778,100	9,850,672
1.875% 2/28/22	1,000	1,009
1.875% 3/31/22	2,300	2,324
1.875% 4/30/22	4,392,000	4,444,670
1.875% 5/31/22	2,858,100	2,896,506
1.875% 7/31/22	5,928,100	6,025,589
1.875% 8/31/22	12,417,700	12,638,890
1.875% 9/30/22	14,080,600	14,349,561
1.875% 10/31/22	4,883,700	4,984,426
1.875% 6/30/26	15,666,100	16,495,914
1.875% 7/31/26	33,197,000	34,973,558
2% 10/31/21	5,293,600	5,310,452
2% 12/31/21	608,700	612,608
2% 7/31/22	8,566,000	8,716,574
2% 11/30/22	26,380,700	27,001,059
2% 4/30/24	10,425,000	10,888,017
2% 5/31/24	35,935,300	37,553,792
2% 6/30/24	4,459,800	4,664,498
2% 2/15/25	647,800	680,924
2% 8/15/25	6,441,400	6,792,406
2% 11/15/26	11,997,900	12,726,679
2.125% 9/30/21	7,778,200	7,791,004
2.125% 12/31/21	2,842,900	2,862,320
2.125% 5/15/22	9,016,000	9,145,957
2.125% 6/30/22	7,266,700	7,390,461
2.125% 12/31/22	24,694,600	25,349,586
2.125% 11/30/23	20,730,600	21,597,074
2.125% 2/29/24	9,378,800	9,805,609
2.125% 3/31/24	53,728,900	56,224,355
2.125% 7/31/24	2,225,100	2,337,746
2.125% 9/30/24	16,014,500	16,850,257
2.125% 11/30/24	2,535,000	2,670,662
2.125% 5/15/25	1,939,000	2,049,811
2.25% 4/15/22	3,611,100	3,659,906
2.25% 12/31/23	522,200	546,168
2.25% 1/31/24	6,447,500	6,752,749
2.25% 4/30/24	73,068,600	76,767,698
2.25% 10/31/24	23,871,200	25,231,672
2.25% 11/15/24	15,315,800	16,197,655
2.25% 12/31/24	13,968,400	14,788,498
2.25% 11/15/25	18,937,500	20,194,329
2.25% 2/15/27	944,000	1,014,542
2.25% 8/15/27	52,691,000	56,743,679
2.25% 11/15/27	43,039,100	46,388,080
2.375% 3/15/22	5,867,700	5,941,046
2.375% 1/31/23	7,523,300	7,761,930
2.375% 2/29/24	50,172,600	52,761,584
2.375% 8/15/24	5,198,200	5,502,173
2.375% 5/15/27	22,662,000	24,539,582
2.375% 5/15/29	10,691,200	11,662,596
2.5% 1/15/22	19,190,000	19,363,160
2.5% 2/15/22	4,885,000	4,939,002
2.5% 3/31/23	19,298,800	20,013,459
2.5% 8/15/23	17,319,200	18,093,828
2.5% 1/31/24	45,416,000	47,826,951
2.5% 5/15/24	17,021,500	18,010,875
2.5% 1/31/25	20,661,800	22,063,735
2.5% 2/28/26	9,949,100	10,743,085
2.625% 12/15/21	7,054,900	7,107,065
2.625% 12/31/23	39,045,500	41,174,700
2.625% 3/31/25	2,858,900	3,071,084
2.625% 12/31/25	10,880,100	11,784,508
2.625% 1/31/26	9,021,000	9,780,737
2.625% 2/15/29	20,536,100	22,753,357
2.75% 4/30/23	11,148,100	11,627,120
2.75% 5/31/23	800	836
2.75% 7/31/23	10,000	10,487
2.75% 8/31/23	12,756,800	13,401,118
2.75% 11/15/23	12,801,100	13,502,160
2.75% 2/15/24	24,170,600	25,621,780
2.75% 2/28/25	3,753,700	4,045,345
2.75% 6/30/25	3,682,400	3,984,328
2.75% 2/15/28	90,222,400	100,111,621
2.875% 9/30/23	500	527
2.875% 10/31/23	33,848,500	35,769,667
2.875% 11/30/23	22,756,900	24,093,868
2.875% 4/30/25	12,040,300	13,055,260
2.875% 5/31/25	21,522,000	23,355,573
2.875% 5/15/28	46,361,100	51,902,700
2.875% 8/15/28	38,531,600	43,209,577
3% 10/31/25	7,767,100	8,520,448
3.125% 11/15/28	3,802,200	4,339,261

TOTAL U.S. TREASURY OBLIGATIONS		8,433,855,924

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $8,523,674,465)		8,644,298,207

U.S. Government Agency - Mortgage Securities - 29.9%
Fannie Mae - 9.1%
12 month U.S. LIBOR + 1.510% 2.005% 11/1/34 (b)(c)	424,146	444,410
12 month U.S. LIBOR + 1.640% 1.996% 4/1/41 (b)(c)	102,036	107,234
12 month U.S. LIBOR + 1.880% 2.293% 11/1/34 (b)(c)	37,372	39,277
1.5% 11/1/50	53,431,400	52,587,467
2% 6/1/27 to 8/1/51	410,338,598	418,095,233
2.5% 3/1/22 to 9/1/51	345,565,534	359,972,126
3% 9/1/21 to 7/1/50	383,256,301	404,336,306
3.5% 11/1/23 to 1/1/51	286,071,932	305,556,514
4% 4/1/24 to 5/1/51	192,393,685	207,131,227
4.5% to 4.5% 7/1/22 to 10/1/50	86,456,588	93,944,345
5% 10/1/21 to 4/1/50	23,705,504	26,282,772
5% 10/1/50	2,400,000	2,627,811
5.5% 12/1/22 to 6/1/49	11,574,442	13,327,425
6% to 6% 2/1/23 to 7/1/41	3,208,096	3,768,611
6.5% 3/1/22 to 6/1/40	1,198,388	1,410,434

TOTAL FANNIE MAE		1,889,631,192

Freddie Mac - 7.8%
12 month U.S. LIBOR + 1.930% 2.222% 9/1/37 (b)(c)	44,171	46,859
U.S. TREASURY 1 YEAR INDEX + 1.710% 1.835% 3/1/36 (b)(c)	352,395	370,337
U.S. TREASURY 1 YEAR INDEX + 2.230% 2.349% 12/1/35 (b)(c)	174,931	185,458
U.S. TREASURY 1 YEAR INDEX + 2.250% 2.375% 3/1/35 (b)(c)	74,655	78,348
1.5% 12/1/50	19,788,061	19,475,515
2% 4/1/23 to 9/1/51	604,946,908	616,013,748
2% 9/1/35	42,588,861	44,104,372
2% 11/1/35	17,137,545	17,747,379
2.5% 5/1/22 to 9/1/51	379,164,576	394,953,360
3% 10/1/26 to 5/1/50	129,385,444	136,582,453
3% 8/1/47	37,370	39,310
3% 5/1/49	37,114	38,797
3.5% 5/1/23 to 3/1/50	174,876,590	187,204,212
3.5% 8/1/47	69,021	74,106
3.5% 9/1/47	44,865	47,611
3.5% 9/1/47	2,216,108	2,383,880
4% 2/1/25 to 8/1/50	114,313,924	123,062,869
4.5% 8/1/23 to 3/1/50	44,394,905	48,141,300
5% 4/1/23 to 5/1/50	34,284,563	37,609,772
5.5% 5/1/23 to 6/1/49	5,638,720	6,419,801
6% 4/1/32 to 8/1/37	103,040	119,143
6.5% 8/1/36 to 12/1/37	23,983	28,344

TOTAL FREDDIE MAC		1,634,726,974

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
2.5% 2/1/32	14,919	15,660
Ginnie Mae - 6.1%
3.5% 11/15/40 to 4/20/50	174,766,775	185,657,695
4% 1/15/25 to 12/20/50	101,546,066	108,454,716
5% 1/20/39 to 8/20/50	16,146,063	17,767,431
1.5% 10/20/50 to 6/20/51	3,354,003	3,319,732
1.5% 9/1/51 (e)	200,000	197,805
2% 3/20/51 to 8/20/51	195,275,523	199,576,373
2% 9/1/51 (e)	28,750,000	29,357,200
2% 9/1/51 (e)	12,550,000	12,815,056
2% 9/1/51 (e)	16,600,000	16,950,592
2% 10/1/51 (e)	6,750,000	6,880,431
2% 10/1/51 (e)	6,650,000	6,778,499
2.5% 10/20/42 to 6/20/51	250,209,380	259,486,801
2.5% 9/1/51 (e)	21,900,000	22,709,652
3% 4/15/42 to 5/20/51	215,442,278	226,101,408
3% 9/1/51 (e)	6,050,000	6,324,613
3% 9/1/51 (e)	6,000,000	6,272,344
3% 9/1/51 (e)	3,600,000	3,763,406
3% 9/1/51 (e)	4,650,000	4,861,066
3% 9/1/51 (e)	4,900,000	5,122,414
3% 9/1/51 (e)	4,900,000	5,122,414
3% 9/1/51 (e)	9,600,000	10,035,750
3% 9/1/51 (e)	4,650,000	4,861,066
3% 9/1/51 (e)	9,200,000	9,617,594
3% 10/1/51 (e)	10,800,000	11,269,968
3.5% 9/1/51 (e)	250,000	263,066
3.5% 9/1/51 (e)	1,800,000	1,894,078
3.5% 9/1/51 (e)	3,850,000	4,051,223
3.5% 9/1/51 (e)	450,000	473,520
3.5% 9/1/51 (e)	4,750,000	4,998,262
3.5% 9/1/51 (e)	300,000	315,680
3.5% 9/1/51 (e)	2,900,000	3,051,570
3.5% 9/1/51 (e)	1,500,000	1,578,398
3.5% 9/1/51 (e)	4,500,000	4,735,195
3.5% 9/1/51 (e)	4,500,000	4,735,195
3.5% 9/1/51 (e)	1,850,000	1,946,691
3.5% 9/1/51 (e)	900,000	947,039
3.5% 9/1/51 (e)	5,150,000	5,419,168
3.5% 9/1/51 (e)	5,200,000	5,471,781
3.5% 9/1/51 (e)	4,500,000	4,735,195
4% 9/1/51 (e)	3,000,000	3,178,187
4.5% to 4.5% 3/20/33 to 12/20/50	47,935,779	51,782,294
4.5% 9/1/51 (e)	1,500,000	1,598,438
5% 9/1/51 (e)	100,000	107,430
5.5% 12/20/32 to 6/20/49	2,719,411	3,089,665
6% to 6% 5/20/34 to 12/15/40	905,685	1,055,405
6.5% 8/20/36 to 1/15/39	163,769	193,053

TOTAL GINNIE MAE		1,268,924,559

Uniform Mortgage Backed Securities - 6.9%
1.5% 9/1/36 (e)	59,350,000	60,285,676
1.5% 9/1/36 (e)	36,450,000	37,024,649
1.5% 9/1/36 (e)	35,400,000	35,958,095
1.5% 9/1/36 (e)	94,750,000	96,243,772
1.5% 9/1/36 (e)	7,600,000	7,719,817
1.5% 9/1/51 (e)	1,150,000	1,130,397
1.5% 9/1/51 (e)	45,250,000	44,478,655
1.5% 9/1/51 (e)	60,150,000	59,124,665
1.5% 9/1/51 (e)	39,350,000	38,679,228
1.5% 9/1/51 (e)	3,550,000	3,489,486
1.5% 9/1/51 (e)	5,500,000	5,406,245
1.5% 9/1/51 (e)	3,700,000	3,636,929
1.5% 10/1/51 (e)	56,600,000	55,533,475
1.5% 10/1/51 (e)	20,750,000	20,359,004
1.5% 10/1/51 (e)	7,250,000	7,113,387
1.5% 10/1/51 (e)	7,050,000	6,917,155
1.5% 10/1/51 (e)	5,500,000	5,396,362
2% 9/1/36 (e)	18,800,000	19,456,353
2% 9/1/36 (e)	15,900,000	16,455,107
2% 9/1/51 (e)	16,650,000	16,887,136
2% 9/1/51 (e)	16,650,000	16,887,136
2% 9/1/51 (e)	8,250,000	8,367,500
2% 9/1/51 (e)	8,250,000	8,367,500
2% 9/1/51 (e)	16,500,000	16,735,000
2% 9/1/51 (e)	16,300,000	16,532,151
2% 9/1/51 (e)	21,350,000	21,654,075
2% 9/1/51 (e)	30,300,000	30,731,545
2% 9/1/51 (e)	20,450,000	20,741,257
2% 9/1/51 (e)	2,050,000	2,079,197
2% 9/1/51 (e)	14,150,000	14,351,530
2% 9/1/51 (e)	14,200,000	14,402,242
2% 9/1/51 (e)	69,900,000	70,895,544
2% 10/1/51 (e)	7,450,000	7,542,137
2% 10/1/51 (e)	7,450,000	7,542,137
2% 10/1/51 (e)	14,250,000	14,426,235
2% 10/1/51 (e)	14,150,000	14,324,999
2% 10/1/51 (e)	14,100,000	14,274,380
2% 10/1/51 (e)	14,200,000	14,375,617
2% 10/1/51 (e)	14,050,000	14,223,762
2% 10/1/51 (e)	25,150,000	25,461,040
2.5% 9/1/36 (e)	5,400,000	5,646,861
2.5% 9/1/51 (e)	32,200,000	33,447,756
2.5% 9/1/51 (e)	16,150,000	16,775,816
2.5% 9/1/51 (e)	24,000,000	24,930,005
2.5% 9/1/51 (e)	38,250,000	39,732,195
2.5% 9/1/51 (e)	9,000,000	9,348,752
2.5% 9/1/51 (e)	7,150,000	7,427,064
2.5% 9/1/51 (e)	54,500,000	56,611,886
2.5% 10/1/51 (e)	33,000,000	34,211,727
2.5% 10/1/51 (e)	24,050,000	24,933,092
3% 9/1/36 (e)	2,300,000	2,424,793
3% 9/1/51 (e)	49,550,000	51,830,073
3% 9/1/51 (e)	30,400,000	31,798,874
3% 9/1/51 (e)	17,550,000	18,357,574
3% 9/1/51 (e)	33,700,000	35,250,726
3% 9/1/51 (e)	22,600,000	23,639,953
3% 9/1/51 (e)	30,400,000	31,798,874
3% 9/1/51 (e)	5,150,000	5,386,980
3% 9/1/51 (e)	12,400,000	12,970,593
3% 9/1/51 (e)	10,300,000	10,773,961
3% 10/1/51 (e)	35,550,000	37,166,416
3.5% 9/1/36 (e)	900,000	960,648
3.5% 9/1/51 (e)	10,600,000	11,212,813
4% 9/1/51 (e)	7,900,000	8,464,376
4.5% 9/1/51 (e)	4,000,000	4,325,924

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,434,638,309

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $6,187,297,677)		6,227,936,694

Asset-Backed Securities - 0.2%
Capital One Multi-Asset Execution Trust Series 2019-A3 Class A3, 2.06% 8/15/28	$2,360,000	$2,482,998
CarMax Auto Owner Trust:
Series 2018-3 Class A3, 3.13% 6/15/23	435,981	439,089
Series 2021-1 Class A3, 0.34% 12/15/25	8,000,000	7,995,139
Chase Issuance Trust Series 2012-A7 Class A7, 2.16% 9/15/24	1,662,000	1,696,734
Citibank Credit Card Issuance Trust:
Series 2013-A9 Class A9, 3.72% 9/8/25	834,000	890,735
Series 2018-A6 Class A6, 3.21% 12/7/24	1,693,000	1,757,391
Series 2018-A7 Class A7, 3.96% 10/13/30	2,750,000	3,235,845
2.19% 11/20/23	1,013,000	1,017,560
Discover Card Master Trust:
Series 2017-A4 Class A4, 2.53% 10/15/26	256,000	269,772
Series 2018-A1 Class A1, 3.03% 8/15/25	3,422,000	3,561,072
Ford Credit Auto Lease Trust Series 2021-A Class A3, 0.26% 2/15/24	8,000,000	8,005,593
Ford Credit Floorplan Master Owner Trust Series 2018-2 Class A, 3.17% 3/15/25	3,396,000	3,545,412
GM Financial Consumer Automobile Receivables Trust Series 2021-1 Class A3, 0.35% 10/16/25	7,920,000	7,928,921
Mercedes-Benz Auto Lease Trust Series 2021-A Class A3, 0.25% 1/16/24	8,000,000	8,001,194
TOTAL ASSET-BACKED SECURITIES
(Cost $50,538,443)		50,827,455

Commercial Mortgage Securities - 1.8%
BANK sequential payer:
Series 2017-BNK4 Class ASB, 3.419% 5/15/50	4,286,000	4,598,339
Series 2020-BN25 Class A5, 2.649% 1/15/63	4,650,000	4,941,773
Series 2020-BN28 Class A4, 1.844% 3/15/63	6,780,000	6,761,175
Series 2021-BN35 Class A5, 2.285% 8/15/31	12,700,000	13,077,151
BBCMS Mortgage Trust sequential payer Series 2021-C10 Class A5, 2.492% 7/15/54	11,850,000	12,414,529
Benchmark Mortgage Trust:
sequential payer:
Series 2020-B19 Class A5, 1.85% 9/15/53	3,100,000	3,087,785
Series 2021-B24 Class A5, 2.5843% 3/15/54	10,300,000	10,854,550
Series 2019-B12 Class A5, 3.1156% 8/15/52	4,705,000	5,156,201
Series 2019-B9 Class A5, 4.0156% 3/15/52	4,179,000	4,812,389
Citigroup Commercial Mortgage Trust sequential payer:
Series 2014-GC25 Class A4, 3.635% 10/10/47	5,370,000	5,793,260
Series 2015-GC29 Class A4, 3.192% 4/10/48	2,028,000	2,179,131
Series 2015-P1 Class A5, 3.717% 9/15/48	1,045,000	1,146,103
Series 2016-C1 Class A4, 3.209% 5/10/49	3,308,000	3,590,030
Series 2016-P4:
Class A4, 2.902% 7/10/49	3,832,000	4,111,379
Class AAB, 2.779% 7/10/49	2,165,692	2,260,752
Series 2018-B2 Class A4, 4.009% 3/10/51	2,641,000	3,015,781
COMM Mortgage Trust:
sequential payer:
Series 2013-CR13 Class A3, 3.928% 11/10/46	5,712,277	6,034,727
Series 2013-CR7 Class A4, 3.213% 3/10/46	2,062,124	2,133,196
Series 2014-LC15 Class A4, 4.006% 4/10/47	1,909,000	2,052,777
Series 2013-CR6 Class A4, 3.101% 3/10/46	3,344,000	3,422,912
Series 2015-CR22 Class A5, 3.309% 3/10/48	3,462,000	3,730,753
CSAIL Commercial Mortgage Trust sequential payer:
Series 2015-C3 Class A4, 3.7182% 8/15/48	2,240,000	2,444,777
Series 2019-C17:
Class A4, 2.7628% 9/15/52	3,480,000	3,685,730
Class A5, 3.0161% 9/15/52	3,480,000	3,759,082
Freddie Mac:
sequential payer:
Series 2020-K104 Class A2, 2.253% 2/25/52	16,200,000	17,278,233
Series 2020-K116 Class A2, 1.378% 7/25/30	12,400,000	12,364,191
Series 2020-K117 Class A2, 1.406% 8/25/30	12,400,000	12,386,252
Series 2020-K118 Class A2, 1.493% 9/25/30	6,200,000	6,235,473
Series 2020-K121 Class A2, 1.547% 10/25/30	8,900,000	8,985,866
Series 2021-K125 Class A2, 1.846% 1/25/31	2,000,000	2,069,356
Series 2021-K126 Class A2, 2.074% 1/25/31	8,200,000	8,631,755
Series 2021-K128 Class A2, 2.02% 3/25/31	6,410,000	6,717,360
Series 2021-K129 Class A2, 1.914% 5/25/31	6,160,000	6,402,728
Series 2021-K130 Class A2, 1.723% 6/25/31	7,200,000	7,359,159
Series K034 Class A2, 3.531% 7/25/23	1,604,000	1,687,947
Series K057 Class A2, 2.57% 7/25/26	2,844,000	3,049,108
Series K080 Class A2, 3.926% 7/25/28	2,957,000	3,457,527
Series 2017-K727 Class A2, 2.946% 7/25/24	4,770,000	5,021,800
Series 2021-K123 Class A2, 1.621% 12/25/30	8,000,000	8,118,203
Series K-1510 Class A2, 3.718% 1/25/31	2,646,000	3,126,197
Series K020 Class A2, 2.373% 5/25/22	1,837,337	1,857,856
Series K036 Class A2, 3.527% 10/25/23	1,600,000	1,695,014
Series K046 Class A2, 3.205% 3/25/25	5,935,000	6,427,616
Series K047 Class A2, 3.329% 5/25/25	688,000	749,518
Series K053 Class A2, 2.995% 12/25/25	1,267,000	1,374,328
Series K056 Class A2, 2.525% 5/25/26	3,698,000	3,953,945
Series K062 Class A1, 3.032% 9/25/26	3,217,298	3,424,212
Series K064 Class A2, 3.224% 3/25/27	3,075,000	3,414,044
Series K068 Class A2, 3.244% 8/25/27	4,243,000	4,739,876
Series K079 Class A2, 3.926% 6/25/28	1,386,000	1,619,646
Series K094 Class A2, 2.903% 6/25/29	9,484,000	10,533,275
Series K730 Class A2, 3.59% 1/25/25	6,894,000	7,456,469
GS Mortgage Securities Trust sequential payer:
Series 2013-GC10 Class A4, 2.681% 2/10/46	1,321,104	1,348,803
Series 2014-GC26 Class A4, 3.364% 11/10/47	4,393,055	4,651,555
Series 2020-GC45 Class A5, 2.9106% 2/13/53	9,700,000	10,472,637
JPMBB Commercial Mortgage Securities Trust sequential payer:
Series 2013-C12 Class A5, 3.6637% 7/15/45	3,566,000	3,726,482
Series 2014-C21 Class A5, 3.7748% 8/15/47	6,016,000	6,480,038
Series 2014-C23 Class A5, 3.9342% 9/15/47	1,702,000	1,848,414
Series 2014-C24 Class A5, 3.6385% 11/15/47	4,646,000	5,002,128
Series 2015-C29 Class A4, 3.6108% 5/15/48	1,604,000	1,739,590
JPMDB Commercial Mortgage Securities Trust sequential payer:
Series 2016-C2 Class ASB, 2.9542% 6/15/49	2,960,354	3,106,682
Series 2020-COR7 Class A5, 2.1798% 5/13/53	8,000,000	8,175,854
JPMorgan Chase Commercial Mortgage Securities Corp. sequential payer Series 2012-LC9 Class A5, 2.84% 12/15/47	2,326,851	2,367,445
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-C13 Class A4, 3.9936% 1/15/46 (b)	1,355,617	1,425,648
Morgan Stanley BAML Trust:
sequential payer:
Series 2013-C11 Class A4, 4.2966% 8/15/46 (b)	3,367,000	3,514,067
Series 2015-C27 Class ASB, 3.557% 12/15/47	711,448	747,886
Series 2016-C28 Class ASB, 3.288% 1/15/49	1,467,423	1,528,184
Series 2015-C20 Class A4, 3.249% 2/15/48	2,625,000	2,803,319
Morgan Stanley Capital I Trust sequential payer Series 2020-L4 Class A3, 2.698% 2/15/53	4,000,000	4,250,437
UBS Commercial Mortgage Trust sequential payer Series 2019-C16 Class A4, 3.6048% 4/15/52	7,470,000	8,318,915
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2019-C52 Class A5, 2.892% 8/15/52	5,667,000	6,111,128
Series 2019-C54 Class A4, 3.146% 12/15/52	8,500,000	9,329,976
Series 2020-C55 Class A5, 2.725% 2/15/53	3,600,000	3,835,575
Series 2018-C48 Class A5, 4.302% 1/15/52	3,485,000	4,070,473
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2013-C14 Class A4, 3.073% 6/15/46	1,542,035	1,572,729
Series 2014-C25 Class A5, 3.631% 11/15/47	2,576,000	2,788,182
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $364,907,248)		374,417,383

Municipal Securities - 0.4%
American Muni. Pwr., Inc. Rev. (Combined Hydroelectric Proj.) Series 2010 B, 8.084% 2/15/50	1,730,000	3,338,952
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	$900,000	$1,476,659
Series 2010 S1, 7.043% 4/1/50	1,325,000	2,390,619
California Gen. Oblig.:
Series 2009, 7.55% 4/1/39	4,410,000	7,583,228
Series 2010, 7.6% 11/1/40	2,840,000	5,036,289
Series 2018, 3.5% 4/1/28	2,300,000	2,608,712
California State Univ. Rev. Series 2021 B, 2.719% 11/1/52	3,540,000	3,511,078
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Series 2021 A, 3.204% 1/15/51	2,200,000	2,421,146
Commonwealth Fing. Auth. Rev. Series 2016 A, 4.144% 6/1/38	1,365,000	1,637,134
Dallas Fort Worth Int'l. Arpt. Rev. Series 2019 A, 3.144% 11/1/45	435,000	463,601
Idaho Energy Resources Auth. Series 2021, 2.861% 9/1/46	1,175,000	1,245,051
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	2,925,000	3,474,427
Kansas St Dev. Fin. Auth. Rev. Series 2015 H, 4.927% 4/15/45	1,355,000	1,815,218
Los Angeles Cmnty. College District Series 2008 E, 6.75% 8/1/49	1,685,000	2,941,183
Los Angeles Dept. Arpt. Rev. Series 2009 C, 6.582% 5/15/39	890,000	1,206,685
Massachusetts Gen. Oblig. Series F, 3.277% 6/1/46	840,000	952,434
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2021 A, 3.225% 9/1/47	2,000,000	2,024,930
New Jersey Tpk. Auth. Tpk. Rev. Series 2009 E, 7.414% 1/1/40	837,000	1,396,480
New Jersey Trans. Trust Fund Auth. Series B:
4.081% 6/15/39	2,700,000	3,092,198
4.131% 6/15/42	2,700,000	3,089,883
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	1,610,000	2,502,164
New York City Transitional Fin. Auth. Rev. Series 2011 A, 5.508% 8/1/37	1,910,000	2,589,708
New York Metropolitan Trans. Auth. Rev. Series 2010 A, 6.668% 11/15/39	1,095,000	1,597,538
New York State Dorm. Auth. Series 2021 C, 2.202% 3/15/34	6,000,000	6,105,154
Port Auth. of New York & New Jersey:
Series 180, 4.96% 8/1/46	920,000	1,272,864
Series 2010 164, 5.647% 11/1/40	930,000	1,333,552
Series 225, 3.175% 7/15/60	6,000,000	6,134,020
Port of Morrow Transmission Facilities Rev. (Bonneville Coorporation Proj.) Series 2016 1, 2.987% 9/1/36	1,010,000	1,119,416
San Francisco Pub. Utils. Commission Wtr. Rev. Series 2010 E, 6% 11/1/40	1,130,000	1,596,715
South Carolina Pub. Svc. Auth. Rev. Series 2013 C, 5.784% 12/1/41	2,016,000	2,837,231
Univ. of California Regents Med. Ctr. Pool Rev. Series N:
3.006% 5/15/50	3,000,000	3,067,372
3.256% 5/15/60	3,000,000	3,207,503
Univ. of California Revs.:
Series 2009 R, 5.77% 5/15/43	175,000	248,222
Series 2015 AP, 3.931% 5/15/45	665,000	766,827
Univ. of Virginia Gen. Rev.:
(Multi-Year Cap. Proj. Fing. Prog.) Series 2017 C, 4.179% 9/1/2117	845,000	1,146,363
Series 2021 B, 2.584% 11/1/51	2,400,000	2,440,641
TOTAL MUNICIPAL SECURITIES
(Cost $82,548,710)		89,671,197

Foreign Government and Government Agency Obligations - 1.8%
Alberta Province:
1% 5/20/25	$35,763,000	$36,112,047
2.95% 1/23/24	5,000,000	5,302,650
3.3% 3/15/28	696,000	783,299
British Columbia Province 2.25% 6/2/26	6,672,000	7,107,548
Canadian Government 2% 11/15/22	845,000	863,801
Chilean Republic:
2.45% 1/31/31	6,000,000	6,158,625
2.55% 7/27/33	2,900,000	2,952,113
3.24% 2/6/28	2,067,000	2,245,666
3.25% 9/14/21	1,604,000	1,607,208
3.625% 10/30/42	3,150,000	3,414,403
3.86% 6/21/47	3,039,000	3,441,288
Export Development Canada:
2.625% 2/21/24	5,020,000	5,302,676
2.75% 3/15/23	3,680,000	3,820,834
Hungarian Republic:
5.375% 3/25/24	5,000,000	5,604,063
5.75% 11/22/23	9,270,000	10,343,582
Indonesian Republic:
2.85% 2/14/30	5,800,000	6,094,713
3.4% 9/18/29	1,000,000	1,093,000
3.5% 2/14/50	4,200,000	4,396,350
4.35% 1/11/48	901,000	1,047,018
4.45% 4/15/70	1,300,000	1,554,150
5.35% 2/11/49	2,000,000	2,634,125
Israeli State:
2.75% 7/3/30	1,310,000	1,409,419
3.25% 1/17/28	2,565,000	2,829,652
3.375% 1/15/50	4,900,000	5,338,060
3.875% 7/3/50	4,660,000	5,487,150
4% 6/30/22	1,247,000	1,284,784
Italian Republic:
1.25% 2/17/26	4,100,000	4,068,512
2.375% 10/17/24	1,400,000	1,456,680
2.875% 10/17/29	4,060,000	4,280,287
4% 10/17/49	2,982,000	3,410,663
6.875% 9/27/23	1,069,000	1,203,816
Jordanian Kingdom 3% 6/30/25	341,000	366,824
Korean Republic:
2% 6/19/24	2,400,000	2,499,322
2.5% 6/19/29	4,000,000	4,309,956
2.75% 1/19/27	4,000,000	4,344,829
Manitoba Province:
2.1% 9/6/22	339,000	345,143
2.125% 5/4/22	713,000	722,597
3.05% 5/14/24	267,000	285,223
Ontario Province:
1.125% 10/7/30	3,750,000	3,618,975
2.25% 5/18/22	1,038,000	1,052,937
2.3% 6/15/26	22,624,000	24,092,524
2.4% 2/8/22	929,000	937,909
2.5% 4/27/26	891,000	956,284
3.05% 1/29/24	2,120,000	2,254,662
Panamanian Republic:
2.252% 9/29/32	2,180,000	2,124,546
3.16% 1/23/30	3,711,000	3,925,078
3.75% 3/16/25	11,010,000	11,930,711
4% 9/22/24	272,000	294,236
4.3% 4/29/53	1,012,000	1,132,049
4.5% 4/16/50	3,012,000	3,440,834
4.5% 4/1/56	4,200,000	4,786,163
6.7% 1/26/36	1,760,000	2,408,780
Peruvian Republic:
1.862% 12/1/32	6,740,000	6,332,651
2.392% 1/23/26	7,870,000	8,154,304
2.78% 12/1/60	1,000,000	895,500
2.844% 6/20/30	3,820,000	3,938,898
4.125% 8/25/27	919,000	1,031,463
5.625% 11/18/50	1,275,000	1,768,903
6.55% 3/14/37	2,718,000	3,753,048
Philippine Republic:
1.648% 6/10/31	1,850,000	1,815,516
3% 2/1/28	3,387,000	3,685,903
3.7% 3/1/41	3,000,000	3,312,750
3.75% 1/14/29	1,000,000	1,141,750
3.95% 1/20/40	3,734,000	4,249,292
4.2% 1/21/24	678,000	732,315
6.375% 10/23/34	1,849,000	2,625,927
7.75% 1/14/31	3,000,000	4,440,563
9.5% 2/2/30	2,500,000	3,959,844
Polish Government:
3.25% 4/6/26	1,176,000	1,294,556
4% 1/22/24	4,321,000	4,682,077
5% 3/23/22	2,585,000	2,652,772
Quebec Province:
1.5% 2/11/25	6,000,000	6,178,920
2.375% 1/31/22	677,000	683,208
2.5% 4/20/26	1,009,000	1,084,675
2.75% 4/12/27	8,846,000	9,657,355
2.875% 10/16/24	370,000	396,451
Ukraine Government 1.471% 9/29/21	1,836,000	1,837,372
United Mexican States:
3.6% 1/30/25	8,470,000	9,292,119
3.75% 1/11/28	1,604,000	1,772,721
3.75% 4/19/71	7,000,000	6,524,438
4% 10/2/23	648,000	696,924
4.125% 1/21/26	455,000	515,060
4.15% 3/28/27	5,020,000	5,725,310
4.28% 8/14/41	3,000,000	3,210,563
4.35% 1/15/47	2,568,000	2,732,994
4.5% 4/22/29	1,000,000	1,146,750
4.5% 1/31/50	2,200,000	2,393,600
4.6% 1/23/46	1,034,000	1,134,363
4.6% 2/10/48	3,128,000	3,415,972
4.75% 4/27/32	5,000,000	5,783,750
4.75% 3/8/44	1,730,000	1,943,331
5.55% 1/21/45	2,198,000	2,701,205
6.05% 1/11/40	3,556,000	4,535,678
Uruguay Republic:
4.125% 11/20/45	846,621	1,013,723
4.375% 1/23/31	2,824,181	3,328,650
4.975% 4/20/55	1,049,811	1,381,026
5.1% 6/18/50	4,225,748	5,627,640
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $356,805,596)		363,659,594

Supranational Obligations - 1.5%
African Development Bank:
0.875% 7/22/26	4,400,000	4,406,890
2.375% 9/23/21	517,000	517,657
Asian Development Bank:
0.375% 9/3/25	13,000,000	12,846,787
0.75% 10/8/30	3,000,000	2,850,451
1.5% 10/18/24	4,500,000	4,639,842
1.75% 9/13/22	2,544,000	2,587,121
1.875% 2/18/22	356,000	358,831
1.875% 1/24/30	8,574,000	8,985,086
2% 4/24/26	1,123,000	1,185,871
2.125% 11/24/21	860,000	863,954
2.5% 11/2/27	1,195,000	1,300,518
2.625% 1/30/24	2,742,000	2,892,262
2.625% 1/12/27	1,158,000	1,262,287
2.75% 3/17/23	1,707,000	1,774,495
2.75% 1/19/28	11,074,000	12,257,088
Asian Infrastructure Investment Bank 0.25% 9/29/23	12,250,000	12,232,215
Corporacion Andina de Fomento 4.375% 6/15/22	2,513,000	2,588,752
European Bank for Reconstruction & Development:
0.25% 7/10/23	13,180,000	13,180,743
2.125% 3/7/22	836,000	844,602
European Investment Bank:
0.75% 9/23/30	7,250,000	6,915,628
0.875% 5/17/30	1,760,000	1,702,398
1.25% 2/14/31	6,300,000	6,247,069
1.375% 9/15/21	3,131,000	3,132,426
1.625% 3/14/25	21,997,000	22,809,394
1.875% 2/10/25	535,000	559,271
2% 12/15/22	2,525,000	2,585,171
2.125% 10/15/21	506,000	507,230
2.25% 3/15/22	2,834,000	2,866,648
2.25% 8/15/22	335,000	341,798
2.25% 6/24/24	4,115,000	4,325,781
2.375% 6/15/22	2,496,000	2,540,329
2.375% 5/24/27	713,000	769,661
2.5% 3/15/23	3,743,000	3,876,513
2.5% 10/15/24	1,020,000	1,083,923
2.875% 8/15/23	1,888,000	1,984,666
3.125% 12/14/23	2,459,000	2,616,646
3.25% 1/29/24	356,000	380,781
Inter-American Development Bank:
0.625% 7/15/25	4,000,000	3,998,164
1.25% 9/14/21	1,310,000	1,310,538
1.75% 4/14/22	335,000	338,422
1.75% 9/14/22	1,096,000	1,114,417
1.75% 3/14/25	16,400,000	17,067,433
2% 6/2/26	713,000	752,940
2% 7/23/26	6,000,000	6,333,593
2.125% 1/18/22	1,087,000	1,095,196
2.125% 1/15/25	326,000	343,047
2.25% 6/18/29	3,189,000	3,435,255
2.375% 7/7/27	1,200,000	1,294,926
2.5% 1/18/23	1,241,000	1,281,333
3% 10/4/23	637,000	672,994
3% 2/21/24	14,887,000	15,849,410
4.375% 1/24/44	2,313,000	3,254,329
International Bank for Reconstruction & Development:
0.375% 7/28/25	5,350,000	5,295,330
0.5% 10/28/25	8,582,000	8,518,194
0.75% 3/11/25	64,000	64,376
0.75% 8/26/30	8,100,000	7,724,626
0.875% 5/14/30	3,108,000	3,007,070
1.375% 9/20/21	933,000	933,617
1.5% 8/28/24	7,014,000	7,231,504
1.625% 2/10/22	696,000	700,613
1.625% 1/15/25	21,300,000	22,086,279
1.75% 4/19/23	1,195,000	1,225,033
1.875% 10/7/22	3,030,000	3,088,509
1.875% 6/19/23	2,992,000	3,081,491
1.875% 10/27/26	849,000	892,533
2% 1/26/22	5,780,000	5,824,046
2.5% 3/19/24	677,000	713,558
2.5% 11/25/24	1,016,000	1,080,922
2.5% 7/29/25	676,000	724,203
7.625% 1/19/23	988,000	1,089,436
International Finance Corp.:
0.375% 7/16/25	19,670,000	19,475,267
0.75% 8/27/30	2,100,000	2,001,349
2.875% 7/31/23	767,000	805,749
Nordic Investment Bank 2.125% 2/1/22	540,000	544,471
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $305,385,590)		307,070,958

Bank Notes - 0.2%
Bank of America NA 6% 10/15/36	344,000	480,659
Citibank NA 3.65% 1/23/24	4,456,000	4,776,766
Citizens Bank NA:
2.25% 4/28/25	$3,750,000	$3,924,200
2.65% 5/26/22	3,633,000	3,689,826
3.75% 2/18/26	2,407,000	2,667,845
Discover Bank:
2.7% 2/6/30	5,000,000	5,259,938
3.45% 7/27/26	2,273,000	2,480,887
PNC Bank NA 2.625% 2/17/22	2,139,000	2,159,039
Truist Bank:
2.636% 9/17/29 (b)	5,000,000	5,225,791
3.3% 5/15/26	1,355,000	1,490,275
3.8% 10/30/26	427,000	479,494
U.S. Bank NA, Cincinnati 3.4% 7/24/23	1,782,000	1,882,766
TOTAL BANK NOTES
(Cost $32,849,570)		34,517,486
	Shares	Value

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.06% (f)
(Cost $801,300,338)	801,140,110	801,300,338
TOTAL INVESTMENT IN SECURITIES - 107.7%
(Cost $21,990,886,852)		22,417,309,414
NET OTHER ASSETS (LIABILITIES) - (7.7)%		(1,608,412,778)
NET ASSETS - 100%		$20,808,896,636

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 9/1/51	$(6,750,000)	$(6,892,560)
2% 9/1/51	(6,650,000)	(6,790,448)
3% 9/1/51	(4,900,000)	(5,122,414)
3% 9/1/51	(9,600,000)	(10,035,750)
3% 9/1/51	(4,650,000)	(4,861,066)

TOTAL GINNIE MAE		(33,702,238)

Uniform Mortgage Backed Securities
1.5% 9/1/36	(94,750,000)	(96,243,772)
1.5% 9/1/51	(56,600,000)	(55,635,179)
1.5% 9/1/51	(20,750,000)	(20,396,289)
1.5% 9/1/51	(7,250,000)	(7,126,414)
1.5% 9/1/51	(7,050,000)	(6,929,824)
1.5% 9/1/51	(39,350,000)	(38,679,228)
1.5% 9/1/51	(3,550,000)	(3,489,486)
1.5% 9/1/51	(5,500,000)	(5,406,245)
1.5% 9/1/51	(5,500,000)	(5,406,245)
2% 9/1/51	(7,450,000)	(7,556,106)
2% 9/1/51	(7,450,000)	(7,556,106)
2% 9/1/51	(14,250,000)	(14,452,954)
2% 9/1/51	(2,050,000)	(2,079,197)
2% 9/1/51	(14,150,000)	(14,351,530)
2% 9/1/51	(14,100,000)	(14,300,818)
2% 9/1/51	(14,150,000)	(14,351,530)
2% 9/1/51	(14,200,000)	(14,402,242)
2% 9/1/51	(14,200,000)	(14,402,242)
2% 9/1/51	(14,050,000)	(14,250,106)
2% 9/1/51	(25,150,000)	(25,508,196)
2.5% 9/1/51	(33,000,000)	(34,278,757)
2.5% 9/1/51	(9,000,000)	(9,348,752)
2.5% 9/1/51	(7,150,000)	(7,427,064)
2.5% 9/1/51	(24,050,000)	(24,981,942)
3% 9/1/51	(35,550,000)	(37,185,855)
3% 9/1/51	(30,400,000)	(31,798,874)
3% 9/1/51	(5,150,000)	(5,386,980)
3% 9/1/51	(12,400,000)	(12,970,594)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(545,902,527)

TOTAL TBA SALE COMMITMENTS
(Proceeds $579,071,479)		$(579,604,765)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $90,385,542 or 0.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $97,086.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$227,637,499	$6,881,303,497	$6,307,640,684	$249,346	$26	$--	$801,300,338	1.2%
Fidelity Securities Lending Cash Central Fund 0.06%	48,000,000	1,646,983,028	1,694,983,028	95,084	--	--	--	0.0%
Total	$275,637,499	$8,528,286,525	$8,002,623,712	$344,430	$26	$--	$801,300,338

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$5,523,610,102	$--	$5,523,610,102	$--
U.S. Government and Government Agency Obligations	8,644,298,207	--	8,644,298,207	--
U.S. Government Agency - Mortgage Securities	6,227,936,694	--	6,227,936,694	--
Asset-Backed Securities	50,827,455	--	50,827,455	--
Commercial Mortgage Securities	374,417,383	--	374,417,383	--
Municipal Securities	89,671,197	--	89,671,197	--
Foreign Government and Government Agency Obligations	363,659,594	--	363,659,594	--
Supranational Obligations	307,070,958	--	307,070,958	--
Bank Notes	34,517,486	--	34,517,486	--
Money Market Funds	801,300,338	801,300,338	--	--
Total Investments in Securities:	$22,417,309,414	$801,300,338	$21,616,009,076	$--
Other Financial Instruments:
TBA Sale Commitments	$(579,604,765)	$--	$(579,604,765)	$--
Total Other Financial Instruments:	$(579,604,765)	$--	$(579,604,765)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $21,189,586,514)	$21,616,009,076
Fidelity Central Funds (cost $801,300,338)	801,300,338
Total Investment in Securities (cost $21,990,886,852)		$22,417,309,414
Receivable for investments sold		121,896,200
Receivable for TBA sale commitments		579,071,479
Receivable for fund shares sold		94,137,270
Interest receivable		82,691,345
Distributions receivable from Fidelity Central Funds		38,075
Total assets		23,295,143,783
Liabilities
Payable for investments purchased
Regular delivery	$213,303,253
Delayed delivery	1,645,835,164
TBA sale commitments, at value	579,604,765
Payable for fund shares redeemed	46,889,698
Distributions payable	21
Other payables and accrued expenses	614,246
Total liabilities		2,486,247,147
Net Assets		$20,808,896,636
Net Assets consist of:
Paid in capital		$20,417,981,411
Total accumulated earnings (loss)		390,915,225
Net Assets		$20,808,896,636
Net Asset Value, offering price and redemption price per share ($20,808,896,636 ÷ 1,965,646,874 shares)		$10.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$262,171,224
Income from Fidelity Central Funds (including $95,084 from security lending)		344,430
Total income		262,515,654
Expenses
Custodian fees and expenses	$190,122
Independent trustees' fees and expenses	44,459
Miscellaneous	6,642
Total expenses before reductions	241,223
Expense reductions	(186)
Total expenses after reductions		241,037
Net investment income (loss)		262,274,617
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,898,759
Fidelity Central Funds	26
Total net realized gain (loss)		11,898,785
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(255,443,427)
Delayed delivery commitments	(533,286)
Total change in net unrealized appreciation (depreciation)		(255,976,713)
Net gain (loss)		(244,077,928)
Net increase (decrease) in net assets resulting from operations		$18,196,689

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$262,274,617	$247,782,771
Net realized gain (loss)	11,898,785	122,733,242
Change in net unrealized appreciation (depreciation)	(255,976,713)	352,001,208
Net increase (decrease) in net assets resulting from operations	18,196,689	722,517,221
Distributions to shareholders	(423,322,340)	(267,179,630)
Share transactions
Proceeds from sales of shares	9,942,585,788	7,645,308,248
Reinvestment of distributions	423,322,340	266,675,210
Cost of shares redeemed	(2,312,782,358)	(2,652,517,464)
Net increase (decrease) in net assets resulting from share transactions	8,053,125,770	5,259,465,994
Total increase (decrease) in net assets	7,648,000,119	5,714,803,585
Net Assets
Beginning of period	13,160,896,517	7,446,092,932
End of period	$20,808,896,636	$13,160,896,517
Other Information
Shares
Sold	935,225,091	722,597,297
Issued in reinvestment of distributions	39,713,469	25,082,619
Redeemed	(216,271,966)	(250,186,583)
Net increase (decrease)	758,666,594	497,493,333

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Bond Index Fund

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.90	$10.50	$10.00
Income from Investment Operations
Net investment income (loss)B	.165	.242	.098
Net realized and unrealized gain (loss)	(.182)	.422	.501
Total from investment operations	(.017)	.664	.599
Distributions from net investment income	(.174)	(.250)	(.099)
Distributions from net realized gain	(.119)	(.014)	–
Total distributions	(.293)	(.264)	(.099)
Net asset value, end of period	$10.59	$10.90	$10.50
Total ReturnC,D	(.14)%	6.42%	6.01%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	- %H
Net investment income (loss)	1.56%	2.29%	2.77%H
Supplemental Data
Net assets, end of period (000 omitted)	$20,808,897	$13,160,897	$7,446,093
Portfolio turnover rateI	108%	71%J	20%J,K

 A For the period April 26, 2019 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Series Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$547,153,386
Gross unrealized depreciation	(124,857,646)
Net unrealized appreciation (depreciation)	$422,295,740
Tax Cost	$21,994,480,388

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$422,295,740

The Fund intends to elect to defer to its next fiscal year $14,308,068 of capital losses recognized during the period November 1, 2020 to August 31, 2021.

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$370,434,061	$ 267,179,630
Long-term Capital Gains	52,888,279	–
Total	$423,322,340	$ 267,179,630

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Bond Index Fund	13,626,402,056	10,432,543,559

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series Bond Index Fund	182,575,123	1,900,607,034

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Bond Index Fund	$6,642

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Bond Index Fund	$10,346	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $186.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period April 26, 2019 (commencement of operations) to August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period April 26, 2019 (commencement of operations) to August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Series Bond Index Fund	- %C
Actual		$1,000.00	$1,015.20	$-D
Hypothetical-E		$1,000.00	$1,025.21	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $25,686,413, or, if subsequently determined to be different, the net capital gain of such year.

A total of 25.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $264,020,293 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

SBX-ANN-1021
1.9892975.102

Fidelity® SAI Total Bond Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI Total Bond Fund	2.81%	7.20%

 A From October 25, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Total Bond Fund on October 25, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$12,193	Fidelity® SAI Total Bond Fund
$11,866	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Celso Munoz and Ford O’Neil:   For the fiscal year, the fund gained 2.81%, outpacing, net of fees, the -0.08% return of the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection among investment-grade corporate bonds added notable value for the period. Within corporates, choices among financial institutions boosted the fund’s relative return, such as the fund’s stake in Omega Healthcare Investors. Selections in the consumer non-cyclical and energy segments also contributed, as did non-index exposure to investment-grade corporate bonds that were downgraded to below-investment grade, such as Ford Motor and Occidental Petroleum. Allocations to “plus” sectors, including high-yield bonds, leveraged loans, emerging-markets debt and high-yield commercial mortgage-backed securities also added considerable value. Elsewhere, underweighting nominal U.S. Treasuries and mortgage-backed securities aided the fund’s return versus the index, as did non-benchmark exposure to Treasury Inflation-Protected Securities. Picks among government-related securities produced a positive relative result as well. Conversely, the fund’s positioning along the yield curve and allocations among several industrial bond categories detracted. Small exposure to Argentina securities modestly hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	44.9%
AAA	5.6%
AA	1.6%
A	6.7%
BBB	20.2%
BB and Below	16.7%
Not Rated	2.5%
Equities	0.1%
Short-Term Investments and Net Other Assets	1.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**,***
Corporate Bonds	35.3%
U.S. Government and U.S. Government Agency Obligations	44.9%
Asset-Backed Securities	5.0%
CMOs and Other Mortgage Related Securities	3.8%
Municipal Bonds	0.6%
Stocks	0.1%
Other Investments	8.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 15.6%

 ** Futures and Swaps - 1.3%

 *** Written options - (0.2%)

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Corporate Bonds - 35.3%
		Principal Amount(a)	Value
Convertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		$834,517	$2,703,835
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		483,633	1,726,570
			4,430,405
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Colony Capital Operating Co. LLC 5.75% 7/15/25 (d)		10,000	31,163
Digitalbridge Group, Inc. 5% 4/15/23		10,000	10,259
			41,422

TOTAL CONVERTIBLE BONDS			4,471,827

Nonconvertible Bonds - 35.3%
COMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 1.3%
Altice France SA:
5.125% 1/15/29 (d)		7,110,000	7,161,903
5.125% 7/15/29 (d)		4,460,000	4,509,149
5.5% 1/15/28 (d)		2,440,000	2,510,150
7.375% 5/1/26 (d)		382,000	396,505
8.125% 2/1/27 (d)		4,344,000	4,718,670
AT&T, Inc.:
2.55% 12/1/33 (d)		3,443,000	3,460,507
3% 6/30/22		4,553,000	4,634,390
3.8% 12/1/57 (d)		8,798,000	9,357,480
4.3% 2/15/30		5,781,000	6,725,718
4.45% 4/1/24		855,000	930,248
6.2% 3/15/40		4,280,000	5,841,610
6.3% 1/15/38		6,048,000	8,602,187
Axtel S.A.B. de CV 6.375% 11/14/24 (d)		149,000	154,522
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (d)		15,174,000	16,084,440
7.5% 10/15/26 (d)		7,584,000	7,887,360
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		565,000	558,644
5.625% 9/15/28 (d)		445,000	448,204
Colombia Telecomunicaciones SA 4.95% 7/17/30 (d)		300,000	315,244
Consolidated Communications, Inc. 5% 10/1/28 (d)		690,000	708,561
Frontier Communications Holdings LLC:
5% 5/1/28 (d)		6,500,000	6,792,500
5.875% 10/15/27 (d)		2,739,000	2,927,936
5.875% 11/1/29		2,580,000	2,623,189
6.75% 5/1/29 (d)		2,960,000	3,167,792
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	7,000,000	8,151,603
1.5% 10/14/24 (Reg. S)	EUR	900,000	1,054,903
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)		420,000	407,400
4.25% 7/1/28 (d)		2,885,000	2,919,505
4.625% 9/15/27 (d)		2,595,000	2,676,094
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (d)		880,000	908,600
Lumen Technologies, Inc.:
4.5% 1/15/29 (d)		7,015,000	6,857,163
5.125% 12/15/26 (d)		4,580,000	4,735,720
6.875% 1/15/28		494,000	555,216
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
6% 2/15/28 (d)		415,000	412,925
10.75% 6/1/28 (d)		2,825,000	3,178,125
Qtel International Finance Ltd.:
2.625% 4/8/31 (d)		670,000	690,938
3.25% 2/21/23 (d)		645,000	669,994
5% 10/19/25 (d)		360,000	413,550
Sable International Finance Ltd. 5.75% 9/7/27 (d)		1,110,000	1,162,725
Sprint Capital Corp.:
6.875% 11/15/28		8,414,000	10,967,481
8.75% 3/15/32		6,064,000	9,286,531
Telecom Italia Capital SA:
6% 9/30/34		1,165,000	1,324,838
7.2% 7/18/36		1,334,000	1,679,573
7.721% 6/4/38		300,000	389,205
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (d)		709,000	742,678
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)		4,000,000	4,206,000
Verizon Communications, Inc.:
2.1% 3/22/28		11,222,000	11,519,532
2.55% 3/21/31		10,387,000	10,729,172
2.987% 10/30/56		12,327,000	11,892,003
3% 3/22/27		2,669,000	2,887,500
4.862% 8/21/46		14,509,000	18,888,402
5.012% 4/15/49		324,000	432,640
Virgin Media Finance PLC 5% 7/15/30 (d)		2,700,000	2,795,715
Windstream Escrow LLC 7.75% 8/15/28 (d)		4,405,000	4,550,960
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)		1,370,000	1,354,519
6.125% 3/1/28 (d)		5,194,000	5,284,895
			234,243,014
Entertainment - 0.2%
The Walt Disney Co. 3.8% 3/22/30		20,840,000	24,025,557
Interactive Media & Services - 0.0%
Baidu, Inc.:
1.72% 4/9/26		615,000	622,034
2.375% 10/9/30		345,000	344,633
Tencent Holdings Ltd.:
1.81% 1/26/26 (d)		350,000	355,097
2.39% 6/3/30 (d)		435,000	434,130
2.88% 4/22/31 (d)		285,000	296,466
3.975% 4/11/29 (d)		260,000	288,405
			2,340,765
Media - 1.6%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)		6,015,000	6,285,675
Altice Financing SA:
5% 1/15/28 (d)		5,914,000	5,909,269
5.75% 8/15/29 (d)		8,310,000	8,536,032
Altice France Holding SA 6% 2/15/28 (d)		6,284,000	6,229,015
Cable Onda SA 4.5% 1/30/30 (d)		935,000	988,938
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)		4,019,000	4,124,499
4.5% 8/15/30 (d)		1,520,000	1,588,187
4.5% 5/1/32		3,429,000	3,582,791
4.5% 6/1/33 (d)		2,355,000	2,440,369
5% 2/1/28 (d)		6,950,000	7,280,820
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22		7,411,000	7,625,244
4.908% 7/23/25		7,411,000	8,385,512
5.375% 5/1/47		18,624,000	22,917,856
6.484% 10/23/45		5,093,000	7,102,233
Comcast Corp. 6.45% 3/15/37		797,000	1,176,681
CSC Holdings LLC:
4.125% 12/1/30 (d)		1,490,000	1,491,863
4.625% 12/1/30 (d)		6,472,000	6,366,765
5.75% 1/15/30 (d)		8,165,000	8,627,956
7.5% 4/1/28 (d)		1,724,000	1,887,780
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)		8,145,000	5,405,022
Discovery Communications LLC:
3.625% 5/15/30		7,624,000	8,352,067
4.65% 5/15/50		20,572,000	24,408,363
Dolya Holdco 18 DAC 5% 7/15/28 (d)		2,835,000	2,937,769
Fox Corp.:
3.666% 1/25/22		1,416,000	1,435,109
4.03% 1/25/24		2,489,000	2,681,673
4.709% 1/25/29		3,602,000	4,240,557
5.476% 1/25/39		3,552,000	4,609,584
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	1,800,000	2,123,543
2.125% 10/16/26 (Reg. S)	EUR	1,100,000	1,295,843
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (d)		1,125,000	1,164,375
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)		4,485,000	4,669,917
6.5% 9/15/28 (d)		6,159,000	6,282,180
Sinclair Television Group, Inc.:
5.125% 2/15/27 (d)		2,915,000	2,831,194
5.5% 3/1/30 (d)		1,285,000	1,259,172
Sirius XM Radio, Inc.:
3.125% 9/1/26 (d)		945,000	962,908
4% 7/15/28 (d)		1,905,000	1,945,243
5.5% 7/1/29 (d)		695,000	761,025
Tegna, Inc.:
4.625% 3/15/28		1,410,000	1,463,298
5% 9/15/29		545,000	576,964
Time Warner Cable LLC:
4.5% 9/15/42		10,467,000	11,705,111
5.5% 9/1/41		4,708,000	5,879,592
5.875% 11/15/40		6,004,000	7,741,440
6.55% 5/1/37		17,014,000	23,217,313
7.3% 7/1/38		14,056,000	20,475,797
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S) (e)		3,133,000	1,848,470
Univision Communications, Inc.:
4.5% 5/1/29 (d)		1,600,000	1,623,040
6.625% 6/1/27 (d)		2,865,000	3,102,222
9.5% 5/1/25 (d)		485,000	528,650
Virgin Media Secured Finance PLC 4.5% 8/15/30 (d)		4,900,000	4,970,070
VTR Finance BV 6.375% 7/15/28 (d)		450,000	477,000
Ziggo Bond Co. BV 5.125% 2/28/30 (d)		1,895,000	1,945,597
Ziggo BV:
4.875% 1/15/30 (d)		1,265,000	1,302,950
5.5% 1/15/27 (d)		1,756,000	1,814,984
			278,585,527
Wireless Telecommunication Services - 0.3%
Bharti Airtel International BV 5.35% 5/20/24 (d)		475,000	520,956
Digicel Group Ltd. 6.75% 3/1/23 (d)		404,000	381,780
Millicom International Cellular SA 4.5% 4/27/31 (d)		835,000	872,732
MTN (Mauritius) Investments Ltd.:
4.755% 11/11/24 (d)		240,000	253,995
6.5% 10/13/26 (d)		456,000	526,338
Silknet JSC 11% 4/2/24 (Reg. S)		200,000	218,750
T-Mobile U.S.A., Inc.:
3.75% 4/15/27		12,950,000	14,332,672
3.875% 4/15/30		23,000,000	25,769,660
4.375% 4/15/40		2,795,000	3,256,259
4.5% 4/15/50		5,491,000	6,583,984
VimpelCom Holdings BV:
3.375% 11/25/27 (d)		600,000	610,500
7.25% 4/26/23 (d)		625,000	672,615
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (f)	EUR	2,885,000	3,538,839
6.25% 10/3/78 (Reg. S) (f)		760,000	836,950
VTR Comunicaciones SpA:
4.375% 4/15/29 (d)		370,000	372,516
5.125% 1/15/28 (d)		803,000	837,278
			59,585,824
TOTAL COMMUNICATION SERVICES			598,780,687
CONSUMER DISCRETIONARY - 1.6%
Auto Components - 0.0%
Metalsa SA de CV 3.75% 5/4/31 (d)		660,000	647,749
Tupy Overseas SA 4.5% 2/16/31 (d)		660,000	669,570
Valeo SA 1% 8/3/28 (Reg. S)	EUR	1,700,000	2,003,020
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	800,000	965,854
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	1,300,000	1,559,918
			5,846,111
Automobiles - 0.3%
General Motors Financial Co., Inc.:
4% 1/15/25		6,564,000	7,138,096
4.25% 5/15/23		1,967,000	2,084,871
4.375% 9/25/21		17,407,000	17,451,591
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (d)		12,516,000	12,731,460
3.125% 5/12/23 (d)		10,902,000	11,353,266
			50,759,284
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)		5,915,000	6,055,481
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		6,830,000	7,051,975
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23		3,073,000	3,273,753
Service Corp. International:
4% 5/15/31		1,850,000	1,916,563
5.125% 6/1/29		2,440,000	2,660,698
Sotheby's 7.375% 10/15/27 (d)		6,505,000	6,902,130
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		4,345,000	4,546,087
			32,406,687
Hotels, Restaurants & Leisure - 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4% 10/15/30 (d)		4,139,000	4,116,153
5.75% 4/15/25 (d)		60,000	63,225
Affinity Gaming LLC 6.875% 12/15/27 (d)		3,080,000	3,271,884
Aramark Services, Inc.:
5% 2/1/28 (d)		4,543,000	4,723,891
6.375% 5/1/25 (d)		275,000	291,101
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)		4,640,000	4,904,248
8.125% 7/1/27 (d)		5,820,000	6,432,846
Caesars Resort Collection LLC 5.25% 10/15/25 (d)		4,891,000	4,960,452
Carnival Corp.:
4% 8/1/28 (d)		2,825,000	2,839,125
5.75% 3/1/27 (d)		5,150,000	5,266,957
6.65% 1/15/28		225,000	242,316
7.625% 3/1/26 (d)		5,645,000	5,983,587
GENM Capital Labuan Ltd. 3.882% 4/19/31 (d)		860,000	867,955
Golden Entertainment, Inc. 7.625% 4/15/26 (d)		5,550,000	5,883,000
Golden Nugget, Inc. 6.75% 10/15/24 (d)		3,565,000	3,573,200
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)		2,775,000	2,754,188
3.75% 5/1/29 (d)		370,000	377,400
4% 5/1/31 (d)		1,345,000	1,387,031
5.75% 5/1/28 (d)		230,000	248,441
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (d)		795,000	788,044
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		555,000	575,763
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	5,910,000	8,790,197
3.75% 8/14/25 (Reg. S)	GBP	200,000	297,905
Marriott Ownership Resorts, Inc.:
4.5% 6/15/29 (d)		225,000	227,228
4.75% 1/15/28		775,000	786,625
6.125% 9/15/25 (d)		790,000	830,488
McDonald's Corp.:
3.5% 7/1/27		3,551,000	3,941,830
3.6% 7/1/30		4,224,000	4,770,287
MCE Finance Ltd.:
4.875% 6/6/25 (d)		480,000	488,400
5.375% 12/4/29 (d)		1,374,000	1,421,671
5.75% 7/21/28 (d)		1,984,000	2,068,320
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)		800,000	808,650
NCL Corp. Ltd. 5.875% 3/15/26 (d)		670,000	671,675
NCL Finance Ltd. 6.125% 3/15/28 (d)		475,000	477,375
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875% 11/1/26 (d)		950,000	962,398
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (d)		2,850,000	2,778,750
5.5% 8/31/26 (d)		2,920,000	2,960,150
5.5% 4/1/28 (d)		3,635,000	3,666,461
9.125% 6/15/23 (d)		725,000	790,250
10.875% 6/1/23 (d)		615,000	692,132
11.5% 6/1/25 (d)		1,263,000	1,449,293
Scientific Games Corp. 5% 10/15/25 (d)		684,000	703,528
Station Casinos LLC 4.5% 2/15/28 (d)		3,720,000	3,775,800
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (d)		352,000	351,789
Times Square Hotel Trust 8.528% 8/1/26 (d)		504,773	547,553
Viking Cruises Ltd. 13% 5/15/25 (d)		805,000	931,788
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)		475,000	472,625
Voc Escrow Ltd. 5% 2/15/28 (d)		1,460,000	1,443,575
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	900,000	1,253,005
3.375% 10/16/25 (Reg. S)	GBP	3,300,000	4,798,645
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (d)		1,345,000	1,391,658
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (d)		2,407,000	2,527,350
Wynn Macau Ltd.:
5.5% 1/15/26 (d)		530,000	545,132
5.5% 10/1/27 (d)		2,885,000	2,921,063
Yum! Brands, Inc. 4.625% 1/31/32		2,570,000	2,781,408
			122,875,811
Household Durables - 0.0%
Adams Homes, Inc. 7.5% 2/15/25 (d)		280,000	292,950
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (d)		690,000	690,000
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,650,000	2,263,090
			3,246,040
Internet & Direct Marketing Retail - 0.0%
Alibaba Group Holding Ltd. 2.125% 2/9/31		635,000	624,034
B2W Digital Lux SARL 4.375% 12/20/30 (d)		1,260,000	1,260,000
JD.com, Inc. 3.375% 1/14/30		965,000	1,033,592
Meituan:
2.125% 10/28/25 (d)		745,000	729,012
3.05% 10/28/30 (d)		665,000	628,342
MercadoLibre, Inc.:
2.375% 1/14/26		255,000	255,319
3.125% 1/14/31		280,000	275,800
Prosus NV:
3.68% 1/21/30 (d)		615,000	637,601
4.027% 8/3/50 (d)		860,000	806,250
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		2,789,000	2,970,285
			9,220,235
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22		3,896,000	3,995,129
3% 11/19/24		8,864,000	9,415,015
Mattel, Inc.:
3.75% 4/1/29 (d)		1,205,000	1,265,009
5.45% 11/1/41		320,000	384,800
6.2% 10/1/40		2,485,000	3,193,225
			18,253,178
Multiline Retail - 0.1%
John Lewis PLC 6.125% 1/21/25	GBP	3,974,000	6,137,563
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	1,860,000	2,673,723
4.5% 7/10/27 (Reg. S)	GBP	1,600,000	2,372,441
			11,183,727
Specialty Retail - 0.2%
AutoNation, Inc. 4.75% 6/1/30		1,671,000	1,970,902
AutoZone, Inc.:
3.625% 4/15/25		2,398,000	2,611,010
4% 4/15/30		11,145,000	12,765,504
Bath & Body Works, Inc.:
5.25% 2/1/28		295,000	330,399
6.625% 10/1/30 (d)		455,000	524,388
6.694% 1/15/27		1,080,000	1,267,952
Lowe's Companies, Inc. 4.5% 4/15/30		8,031,000	9,531,976
O'Reilly Automotive, Inc. 4.2% 4/1/30		2,481,000	2,881,378
			31,883,509
Textiles, Apparel & Luxury Goods - 0.0%
Delta Merlin Dunia Tekstil PT:
0% 6/26/32		122,500	6,990
2.5% 6/26/28		122,500	24,025
Levi Strauss & Co. 3.5% 3/1/31 (d)		1,670,000	1,720,100
Wolverine World Wide, Inc. 4% 8/15/29 (d)		2,280,000	2,311,076
			4,062,191
TOTAL CONSUMER DISCRETIONARY			289,736,773
CONSUMER STAPLES - 2.2%
Beverages - 1.2%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		13,110,000	16,038,043
4.9% 2/1/46		16,343,000	20,639,648
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30		18,100,000	20,159,977
4.35% 6/1/40		7,470,000	8,959,105
4.5% 6/1/50		20,000,000	24,863,973
4.75% 4/15/58		10,214,000	12,985,674
5.45% 1/23/39		9,200,000	12,153,697
5.55% 1/23/49		21,036,000	29,242,233
5.8% 1/23/59 (Reg. S)		22,287,000	33,004,265
Central American Bottling Corp. 5.75% 1/31/27 (d)		467,000	486,848
Constellation Brands, Inc. 4.25% 5/1/23		1,889,000	2,001,852
Primo Water Holdings, Inc. 4.375% 4/30/29 (d)		3,720,000	3,755,377
The Coca-Cola Co.:
3.375% 3/25/27		13,095,000	14,602,741
3.45% 3/25/30		7,303,000	8,281,895
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		3,980,000	3,939,125
			211,114,453
Food & Staples Retailing - 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		7,345,000	7,418,450
4.875% 2/15/30 (d)		1,820,000	1,986,075
C&S Group Enterprises LLC 5% 12/15/28 (d)		4,885,000	4,836,150
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (d)		790,000	881,917
Performance Food Group, Inc. 5.5% 10/15/27 (d)		2,444,000	2,544,815
Sysco Corp.:
5.65% 4/1/25		5,949,000	6,862,563
5.95% 4/1/30		4,765,000	6,141,560
6.6% 4/1/50		7,190,000	11,507,264
U.S. Foods, Inc. 4.75% 2/15/29 (d)		1,635,000	1,673,831
Walgreens Boots Alliance, Inc. 3.3% 11/18/21		3,647,000	3,651,944
			47,504,569
Food Products - 0.1%
Adecoagro SA 6% 9/21/27 (d)		1,010,000	1,061,005
Camposol SA 6% 2/3/27 (d)		325,000	335,563
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		803,000	888,469
JBS U.S.A. Food Co.:
5.75% 1/15/28 (d)		840,000	886,872
7% 1/15/26 (d)		803,000	845,639
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (d)		880,000	964,700
JBS U.S.A. Lux SA / JBS Food Co.:
3.75% 12/1/31 (d)		2,775,000	2,926,862
5.5% 1/15/30 (d)		2,645,000	2,985,015
6.5% 4/15/29 (d)		7,255,000	8,216,288
MHP SA 7.75% 5/10/24 (d)		480,000	519,540
Post Holdings, Inc.:
4.5% 9/15/31 (d)		2,940,000	2,965,725
4.625% 4/15/30 (d)		1,255,000	1,281,440
5.5% 12/15/29 (d)		3,389,000	3,630,466
TreeHouse Foods, Inc. 4% 9/1/28		1,810,000	1,744,569
			29,252,153
Personal Products - 0.0%
Natura Cosmeticos SA 4.125% 5/3/28 (d)		970,000	995,705
Tobacco - 0.6%
Altria Group, Inc.:
4.25% 8/9/42		10,924,000	11,583,207
4.5% 5/2/43		7,299,000	8,026,972
4.8% 2/14/29		1,994,000	2,319,284
5.375% 1/31/44		13,161,000	15,828,186
5.95% 2/14/49		2,582,000	3,352,839
BAT Capital Corp.:
3.557% 8/15/27		2,650,000	2,867,727
4.7% 4/2/27		1,700,000	1,931,196
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	4,845,000	6,714,304
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (d)		8,121,000	8,764,725
3.75% 7/21/22 (d)		7,367,000	7,523,583
4.25% 7/21/25 (d)		6,702,000	7,358,994
Reynolds American, Inc.:
4.45% 6/12/25		5,354,000	5,932,867
5.7% 8/15/35		1,538,000	1,880,304
5.85% 8/15/45		12,953,000	16,020,036
6.15% 9/15/43		1,637,000	2,075,780
7.25% 6/15/37		1,835,000	2,498,217
			104,678,221
TOTAL CONSUMER STAPLES			393,545,101
ENERGY - 5.3%
Energy Equipment & Services - 0.1%
Guara Norte SARL 5.198% 6/15/34(d)		731,806	753,321
Halliburton Co.:
3.8% 11/15/25		218,000	240,056
4.85% 11/15/35		3,103,000	3,672,071
Oleoducto Central SA 4% 7/14/27 (d)		850,000	878,316
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		1,449,000	1,715,525
State Oil Co. of Azerbaijan Republic:
4.75% 3/13/23 (Reg. S)		235,000	246,280
6.95% 3/18/30 (Reg. S)		400,000	495,700
Technip Energies NV 1.125% 5/28/28	EUR	3,000,000	3,619,507
The Oil and Gas Holding Co.:
7.5% 10/25/27 (d)		903,000	998,549
7.625% 11/7/24 (d)		1,250,000	1,384,625
8.375% 11/7/28 (d)		260,000	300,349
Transocean Guardian Ltd. 5.875% 1/15/24 (d)		1,015,050	964,298
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (d)		209,000	212,135
Transocean Pontus Ltd. 6.125% 8/1/25 (d)		509,200	504,108
Transocean Poseidon Ltd. 6.875% 2/1/27 (d)		1,140,000	1,102,950
Transocean Proteus Ltd. 6.25% 12/1/24 (d)		231,000	227,535
Transocean Sentry Ltd. 5.375% 5/15/23 (d)		1,116,551	1,069,098
			18,384,423
Oil, Gas & Consumable Fuels - 5.2%
California Resources Corp. 7.125% 2/1/26 (d)		1,875,000	1,966,931
Canadian Natural Resources Ltd.:
3.9% 2/1/25		9,072,000	9,843,173
5.85% 2/1/35		3,955,000	5,121,415
Cenovus Energy, Inc. 4.25% 4/15/27		12,993,000	14,415,720
Cheniere Energy, Inc. 4.625% 10/15/28		2,765,000	2,917,075
Citgo Holding, Inc. 9.25% 8/1/24 (d)		675,000	676,350
Citgo Petroleum Corp.:
6.375% 6/15/26 (d)		8,535,000	8,663,025
7% 6/15/25 (d)		6,415,000	6,575,375
Columbia Pipeline Group, Inc. 4.5% 6/1/25		1,708,000	1,910,820
Comstock Resources, Inc.:
5.875% 1/15/30 (d)		3,180,000	3,188,554
6.75% 3/1/29 (d)		3,880,000	4,072,060
7.5% 5/15/25 (d)		430,000	445,050
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)		8,202,000	8,284,020
5.75% 4/1/25		6,496,000	6,634,040
6% 2/1/29 (d)		6,615,000	6,747,300
CVR Energy, Inc.:
5.25% 2/15/25 (d)		7,230,000	7,085,400
5.75% 2/15/28 (d)		5,298,000	5,230,927
DCP Midstream Operating LP:
3.875% 3/15/23		2,008,000	2,063,220
5.125% 5/15/29		1,610,000	1,787,100
5.85% 5/21/43 (d)(f)		9,176,000	8,487,800
6.45% 11/3/36 (d)		4,987,000	6,046,738
8.125% 8/16/30		35,000	46,638
Delek Logistics Partners LP 7.125% 6/1/28 (d)		3,517,000	3,727,827
Delek Overriding Royalty Levia 7.494% 12/30/23 (Reg. S) (d)		1,190,000	1,218,263
EG Global Finance PLC:
6.75% 2/7/25 (d)		2,905,000	2,984,888
8.5% 10/30/25 (d)		4,855,000	5,085,613
Empresa Nacional de Petroleo 4.375% 10/30/24 (d)		3,283,000	3,546,461
Enable Midstream Partners LP 3.9% 5/15/24 (f)		1,542,000	1,639,452
Enbridge, Inc.:
4% 10/1/23		5,655,000	6,004,079
4.25% 12/1/26		2,805,000	3,152,315
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)		2,199,000	2,314,448
Energean Israel Finance Ltd. 4.875% 3/30/26 (Reg. S) (d)		845,000	864,942
Energy Transfer LP:
3.75% 5/15/30		4,728,000	5,133,518
4.2% 9/15/23		2,098,000	2,233,463
4.25% 3/15/23		2,044,000	2,136,919
4.5% 4/15/24		2,483,000	2,696,776
4.95% 6/15/28		7,159,000	8,292,328
5% 5/15/50		10,571,000	12,385,239
5.25% 4/15/29		4,040,000	4,758,988
5.4% 10/1/47		18,419,000	22,358,151
5.8% 6/15/38		3,992,000	4,923,555
6% 6/15/48		2,599,000	3,320,714
6.25% 4/15/49		2,774,000	3,672,394
EnLink Midstream LLC 5.625% 1/15/28 (d)		500,000	522,500
EnLink Midstream Partners LP:
5.05% 4/1/45		655,000	601,064
5.45% 6/1/47		1,370,000	1,290,362
5.6% 4/1/44		240,000	228,000
Exxon Mobil Corp. 3.482% 3/19/30		31,960,000	35,931,689
FEL Energy VI SARL 5.75% 12/1/40 (d)		412,766	438,667
Galaxy Pipeline Assets BidCo Ltd. 2.625% 3/31/36 (d)		850,000	847,875
GeoPark Ltd. 6.5% 9/21/24 (d)		720,000	738,000
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29		2,565,000	2,660,880
7% 8/1/27		3,737,000	3,882,930
Harvest Midstream I LP 7.5% 9/1/28 (d)		2,135,000	2,252,212
Hess Corp.:
4.3% 4/1/27		11,010,000	12,232,347
5.6% 2/15/41		2,958,000	3,691,074
5.8% 4/1/47		8,637,000	11,233,279
7.125% 3/15/33		2,041,000	2,754,991
7.3% 8/15/31		2,651,000	3,605,184
Hess Midstream Partners LP:
4.25% 2/15/30 (d)		780,000	789,750
5.125% 6/15/28 (d)		2,915,000	3,053,463
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (d)		855,000	883,548
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)		2,885,000	2,943,566
Indika Energy Capital IV Pte Ltd. 8.25% 10/22/25 (d)		510,000	535,949
KazMunaiGaz National Co.:
3.5% 4/14/33 (d)		495,000	518,760
4.75% 4/24/25 (d)		152,000	169,176
5.75% 4/19/47 (d)		250,000	311,875
Kinder Morgan Energy Partners LP:
3.45% 2/15/23		3,804,000	3,937,352
5.5% 3/1/44		15,589,000	19,823,232
6.55% 9/15/40		686,000	967,480
Kinder Morgan, Inc.:
5.05% 2/15/46		1,762,000	2,164,291
5.55% 6/1/45		4,783,000	6,206,366
Kosmos Energy Ltd. 7.125% 4/4/26 (d)		2,305,000	2,201,275
Leviathan Bond Ltd.:
5.75% 6/30/23 (Reg. S) (d)		535,000	557,641
6.125% 6/30/25 (Reg. S) (d)		885,000	963,411
Lukoil International Finance BV 4.75% 11/2/26 (d)		345,000	386,141
Lukoil Securities BV 3.875% 5/6/30 (d)		200,000	212,250
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (d)		1,515,000	1,569,995
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (d)		155,000	167,138
Medco Platinum Road Pte Ltd. 6.75% 1/30/25 (d)		510,000	532,089
MEG Energy Corp.:
5.875% 2/1/29 (d)		370,000	381,067
7.125% 2/1/27 (d)		2,110,000	2,220,269
Mesquite Energy, Inc. 7.25% 2/15/23 (c)(d)(e)		4,592,000	0
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (f)(g)		4,865,000	4,864,878
4.5% 7/15/23		3,588,000	3,811,184
4.8% 2/15/29		2,198,000	2,573,107
4.875% 12/1/24		4,860,000	5,407,653
5.5% 2/15/49		6,593,000	8,513,584
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)		505,000	509,495
NAK Naftogaz Ukraine:
7.375% 7/19/22 (Reg. S)		955,000	983,531
7.625% 11/8/26 (d)		305,000	312,778
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)		9,015,000	9,061,878
6.75% 9/15/25 (d)		8,889,000	9,022,335
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)		8,535,000	8,663,025
Nostrum Oil & Gas Finance BV 8% 7/25/22 (d)(e)		4,009,000	1,102,475
Occidental Petroleum Corp.:
3.2% 8/15/26		1,253,000	1,292,444
3.5% 8/15/29		6,116,000	6,337,950
4.3% 8/15/39		1,325,000	1,348,188
4.4% 8/15/49		575,000	579,491
4.5% 7/15/44		17,494,000	17,843,880
5.55% 3/15/26		10,641,000	11,864,715
6.125% 1/1/31		1,730,000	2,091,916
6.2% 3/15/40		730,000	870,605
6.45% 9/15/36		12,651,000	15,813,750
6.6% 3/15/46		10,444,000	13,212,809
7.5% 5/1/31		17,069,000	22,333,592
7.875% 9/15/31		465,000	617,711
8.875% 7/15/30		1,595,000	2,188,803
Oman Oil Co. 5.125% 5/6/28 (d)		210,000	212,888
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (d)		9,045,000	8,728,425
Petrobras Global Finance BV:
6.75% 6/3/50		905,000	1,045,728
6.875% 1/20/40		895,000	1,067,455
8.75% 5/23/26		1,071,000	1,377,105
Petroleos de Venezuela SA:
5.375% 4/12/27 (e)		353,900	15,572
6% 5/16/24 (d)(e)		1,847,331	81,283
6% 11/15/26 (d)(e)		1,619,833	71,273
12.75% 2/17/22 (d)(e)		98,000	4,165
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 3.7748% 3/11/22 (f)(g)		640,000	643,699
2.5% 11/24/22 (Reg. S)	EUR	1,702,000	2,023,830
3.5% 1/30/23		890,000	904,129
4.5% 1/23/26		13,054,000	13,197,594
4.875% 1/24/22		855,000	865,046
4.875% 1/18/24		3,874,000	4,033,318
5.375% 3/13/22		320,000	324,760
5.95% 1/28/31		31,680,000	31,106,592
6.35% 2/12/48		31,726,000	26,725,982
6.49% 1/23/27		14,935,000	15,786,295
6.5% 3/13/27		41,764,000	44,207,194
6.5% 6/2/41		255,000	227,954
6.625% 6/15/35		2,892,000	2,800,410
6.75% 9/21/47		17,753,000	15,596,011
6.84% 1/23/30		38,057,000	39,721,994
6.875% 10/16/25 (d)		410,000	450,385
6.95% 1/28/60		15,538,000	13,591,089
7.69% 1/23/50		30,513,000	29,132,897
8.625% 2/1/22		795,000	815,869
Petronas Capital Ltd. 3.5% 4/21/30 (d)		335,000	369,543
Petrorio Luxembourg SARL 6.125% 6/9/26 (d)		630,000	645,435
Phillips 66 Co.:
3.7% 4/6/23		1,014,000	1,064,890
3.85% 4/9/25		1,307,000	1,428,933
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		2,689,000	2,848,236
3.6% 11/1/24		2,794,000	2,978,335
3.65% 6/1/22		2,592,000	2,632,418
PT Adaro Indonesia 4.25% 10/31/24 (d)		1,080,000	1,105,178
Qatar Petroleum:
1.375% 9/12/26 (d)		770,000	770,812
2.25% 7/12/31 (d)		1,330,000	1,339,975
3.3% 7/12/51 (d)		900,000	925,875
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22		4,110,000	4,162,764
Rockies Express Pipeline LLC:
4.8% 5/15/30 (d)		110,000	113,760
4.95% 7/15/29 (d)		1,290,000	1,342,077
6.875% 4/15/40 (d)		490,000	540,225
SA Global Sukuk Ltd. 1.602% 6/17/26 (d)		615,000	616,153
Sabine Pass Liquefaction LLC 4.5% 5/15/30		17,428,000	20,188,003
Saudi Arabian Oil Co.:
1.625% 11/24/25 (d)		1,350,000	1,363,500
3.5% 4/16/29 (d)		2,980,000	3,240,378
4.25% 4/16/39 (d)		1,665,000	1,907,258
4.375% 4/16/49 (d)		555,000	647,963
Sibur Securities DAC 2.95% 7/8/25 (d)		330,000	337,425
Sinopec Group Overseas Development Ltd.:
1.45% 1/8/26 (d)		530,000	531,659
2.7% 5/13/30 (d)		325,000	336,538
SM Energy Co.:
5.625% 6/1/25		1,430,000	1,434,605
6.5% 7/15/28		1,198,000	1,203,834
6.75% 9/15/26		335,000	336,675
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		1,440,000	1,458,000
5.875% 3/15/28		1,270,000	1,341,438
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (d)		2,118,000	2,139,180
6% 3/1/27 (d)		6,105,000	6,318,675
6% 12/31/30 (d)		2,630,000	2,675,026
6% 9/1/31 (d)		2,190,000	2,192,738
7.5% 10/1/25 (d)		270,000	290,920
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (d)		2,295,000	2,403,622
4.875% 2/1/31		2,765,000	3,007,767
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (d)		955,000	979,830
The Williams Companies, Inc.:
3.5% 11/15/30		18,443,000	20,241,449
3.9% 1/15/25		9,678,000	10,498,400
4% 9/15/25		1,089,000	1,202,461
4.3% 3/4/24		14,855,000	16,022,466
4.5% 11/15/23		2,658,000	2,858,515
4.55% 6/24/24		12,340,000	13,515,775
5.75% 6/24/44		6,964,000	9,301,968
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30		2,221,000	2,404,388
Tullow Oil PLC 10.25% 5/15/26 (d)		1,500,000	1,552,500
Valero Energy Corp.:
2.7% 4/15/23		3,592,000	3,709,574
2.85% 4/15/25		2,066,000	2,180,429
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)		1,500,000	1,545,915
4.125% 8/15/31 (d)		1,485,000	1,557,394
Western Gas Partners LP:
3.95% 6/1/25		1,764,000	1,847,790
4.65% 7/1/26		2,834,000	3,055,052
4.75% 8/15/28		2,108,000	2,319,432
YPF SA:
4% 2/12/26 (d)(h)		1,293,405	1,160,831
8.5% 3/23/25 (d)		852,000	785,033
8.75% 4/4/24 (d)		2,356,000	2,165,341
			930,191,277
TOTAL ENERGY			948,575,700
FINANCIALS - 12.9%
Banks - 5.0%
AIB Group PLC 1.875% 11/19/29 (Reg. S) (f)	EUR	4,000,000	4,855,716
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (f)	EUR	900,000	1,040,093
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (d)		143,000	149,882
Bank Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (f)	EUR	3,300,000	3,903,613
2.375% 10/14/29 (Reg. S) (f)	EUR	2,960,000	3,644,320
3.125% 9/19/27 (Reg. S) (f)	GBP	4,405,000	6,149,504
Bank of America Corp.:
2.299% 7/21/32 (f)		18,130,000	18,237,751
3.3% 1/11/23		327,000	340,527
3.419% 12/20/28 (f)		8,456,000	9,287,059
3.5% 4/19/26		7,461,000	8,214,841
3.705% 4/24/28 (f)		11,813,000	13,094,032
3.864% 7/23/24 (f)		24,740,000	26,224,592
3.95% 4/21/25		6,226,000	6,818,245
4.1% 7/24/23		4,167,000	4,461,299
4.2% 8/26/24		14,710,000	16,122,893
4.25% 10/22/26		5,344,000	6,068,577
4.45% 3/3/26		3,050,000	3,440,147
Banque Centrale de Tunisie 5.75% 1/30/25 (d)		60,000	52,875
Barclays Bank PLC 1.7% 5/12/22		6,251,000	6,307,993
Barclays PLC:
2% 2/7/28 (Reg. S) (f)	EUR	1,600,000	1,935,958
2.852% 5/7/26 (f)		17,739,000	18,774,492
4.375% 1/12/26		9,104,000	10,238,124
5.088% 6/20/30 (f)		14,797,000	17,274,727
5.2% 5/12/26		6,970,000	8,006,997
BBVA Bancomer SA Texas Branch 6.75% 9/30/22 (d)		435,000	459,812
Biz Finance PLC 9.625% 4/27/22 (d)		345,333	355,219
BNP Paribas SA 2.219% 6/9/26 (d)(f)		15,515,000	15,970,421
CIT Group, Inc. 3.929% 6/19/24 (f)		2,695,000	2,826,381
Citigroup, Inc.:
2.75% 4/25/22		9,073,000	9,201,696
3.142% 1/24/23 (f)		8,277,000	8,367,591
3.352% 4/24/25 (f)		9,970,000	10,626,014
4.05% 7/30/22		1,925,000	1,989,533
4.3% 11/20/26		3,067,000	3,480,895
4.4% 6/10/25		18,137,000	20,176,992
4.412% 3/31/31 (f)		22,342,000	26,176,089
4.45% 9/29/27		10,486,000	12,008,939
4.6% 3/9/26		4,812,000	5,481,698
5.5% 9/13/25		8,473,000	9,846,056
Citizens Financial Group, Inc. 2.638% 9/30/32		5,802,000	5,898,901
Commonwealth Bank of Australia 3.61% 9/12/34 (d)(f)		5,339,000	5,721,545
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22		11,142,000	11,535,864
Danske Bank A/S:
0.875% 5/22/23 (Reg. S)	EUR	1,400,000	1,682,474
2.25% 1/14/28 (Reg. S) (f)	GBP	2,290,000	3,242,216
5.375% 1/12/24 (Reg. S)		4,000,000	4,409,487
Development Bank of Mongolia 7.25% 10/23/23 (d)		159,000	170,419
Discover Bank 4.2% 8/8/23		6,479,000	6,938,166
Georgia Bank Joint Stock Co. 6% 7/26/23 (d)		1,289,000	1,369,563
HSBC Holdings PLC:
4.25% 3/14/24		2,247,000	2,423,249
4.95% 3/31/30		3,002,000	3,625,534
Intesa Sanpaolo SpA:
3.875% 7/14/27 (d)		3,181,000	3,469,635
4.198% 6/1/32 (d)		2,306,000	2,373,540
5.017% 6/26/24 (d)		9,000,000	9,769,584
5.71% 1/15/26 (d)		25,659,000	28,854,980
Itau Unibanco Holding SA 6.2% 12/21/21 (Reg. S)		356,000	361,518
JPMorgan Chase & Co.:
2.956% 5/13/31 (f)		9,435,000	9,991,402
3.25% 9/23/22		6,686,000	6,900,318
3.797% 7/23/24 (f)		25,215,000	26,755,594
3.875% 9/10/24		12,990,000	14,140,223
4.125% 12/15/26		11,765,000	13,357,393
4.452% 12/5/29 (f)		20,700,000	24,174,935
4.493% 3/24/31 (f)		30,800,000	36,461,576
Lloyds Banking Group PLC 1.985% 12/15/31 (f)	GBP	1,600,000	2,224,631
National Bank of Uzbekistan 4.85% 10/21/25 (Reg. S)		325,000	333,694
NatWest Markets PLC 2.375% 5/21/23 (d)		18,955,000	19,594,624
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (d)		244,000	254,721
Rabobank Nederland 4.375% 8/4/25		9,413,000	10,521,993
Royal Bank of Scotland Group PLC:
2.105% 11/28/31 (Reg. S) (f)	GBP	2,650,000	3,683,488
3.073% 5/22/28 (f)		9,805,000	10,462,714
3.622% 8/14/30 (Reg. S) (f)	GBP	1,055,000	1,547,193
4.8% 4/5/26		9,111,000	10,424,877
5.125% 5/28/24		25,230,000	27,944,003
6% 12/19/23		41,587,000	46,333,343
6.1% 6/10/23		15,243,000	16,616,993
6.125% 12/15/22		15,445,000	16,514,222
SB Capital SA 5.125% 10/29/22 (d)		345,000	358,433
Societe Generale:
1.038% 6/18/25 (d)(f)		36,500,000	36,337,368
1.488% 12/14/26 (d)(f)		18,670,000	18,570,274
4.25% 4/14/25 (d)		1,800,000	1,954,984
4.75% 11/24/25 (d)		400,000	445,404
T.C. Ziraat Bankasi A/S 5.125% 5/3/22 (d)		770,000	784,101
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (f)	EUR	3,350,000	4,072,248
5.861% 6/19/32 (d)(f)		1,500,000	1,673,998
6.572% 1/14/22 (d)		14,802,000	15,115,727
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (f)	GBP	1,600,000	2,451,222
Wells Fargo & Co.:
2.406% 10/30/25 (f)		9,442,000	9,866,585
4.478% 4/4/31 (f)		30,867,000	36,564,173
5.013% 4/4/51 (f)		34,319,000	47,787,492
Westpac Banking Corp. 4.11% 7/24/34 (f)		7,550,000	8,336,604
			896,014,818
Capital Markets - 3.8%
Affiliated Managers Group, Inc.:
3.5% 8/1/25		7,624,000	8,311,201
4.25% 2/15/24		5,321,000	5,779,331
Ares Capital Corp.:
3.875% 1/15/26		25,763,000	27,718,340
4.2% 6/10/24		17,909,000	19,259,285
AssuredPartners, Inc. 5.625% 1/15/29 (d)		1,015,000	1,021,577
Credit Suisse Group AG:
2.593% 9/11/25 (d)(f)		21,556,000	22,437,067
3.75% 3/26/25		7,059,000	7,656,040
3.8% 6/9/23		13,301,000	14,024,502
3.869% 1/12/29 (d)(f)		6,719,000	7,430,129
4.194% 4/1/31 (d)(f)		21,526,000	24,386,027
4.207% 6/12/24 (d)(f)		10,289,000	10,899,124
6.5% 8/8/23 (Reg. S)		8,615,000	9,476,500
Deutsche Bank AG:
4.1% 1/13/26		3,085,000	3,383,143
4.5% 4/1/25		39,983,000	43,081,675
Deutsche Bank AG New York Branch:
3.3% 11/16/22		17,274,000	17,844,047
3.729% 1/14/32 (f)		29,675,000	30,607,272
5% 2/14/22		15,300,000	15,609,613
5.882% 7/8/31 (f)		4,150,000	4,888,875
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (f)		18,352,000	18,553,345
2.876% 10/31/22 (f)		36,646,000	36,793,209
3.2% 2/23/23		6,170,000	6,408,383
3.691% 6/5/28 (f)		72,922,000	80,997,993
3.75% 5/22/25		7,259,000	7,909,192
3.8% 3/15/30		36,810,000	41,503,812
6.75% 10/1/37		3,974,000	5,790,183
Moody's Corp.:
3.25% 1/15/28		4,181,000	4,578,578
3.75% 3/24/25		10,682,000	11,677,062
4.875% 2/15/24		3,926,000	4,288,073
Morgan Stanley:
3.125% 1/23/23		4,718,000	4,900,823
3.125% 7/27/26		39,505,000	42,868,000
3.622% 4/1/31 (f)		21,065,000	23,594,209
3.737% 4/24/24 (f)		45,366,000	47,753,591
4.431% 1/23/30 (f)		8,668,000	10,104,535
4.875% 11/1/22		9,523,000	10,010,961
5% 11/24/25		15,462,000	17,793,660
State Street Corp. 2.825% 3/30/23 (f)		1,428,000	1,449,241
UBS Group AG:
1.494% 8/10/27 (d)(f)		11,454,000	11,440,100
4.125% 9/24/25 (d)		6,852,000	7,629,455
			669,858,153
Consumer Finance - 2.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24		12,392,000	12,924,132
3.5% 5/26/22		547,000	557,455
4.125% 7/3/23		7,415,000	7,830,192
4.45% 4/3/26		6,213,000	6,814,548
4.875% 1/16/24		9,923,000	10,769,954
6.5% 7/15/25		7,728,000	9,016,767
Ally Financial, Inc.:
1.45% 10/2/23		4,483,000	4,550,293
3.05% 6/5/23		20,571,000	21,390,005
5.125% 9/30/24		4,357,000	4,889,290
5.75% 11/20/25		10,400,000	11,914,679
5.8% 5/1/25		11,179,000	12,938,118
8% 11/1/31		5,892,000	8,637,415
Capital One Financial Corp.:
2.6% 5/11/23		16,326,000	16,903,525
3.65% 5/11/27		29,451,000	32,870,592
3.8% 1/31/28		13,624,000	15,289,786
Discover Financial Services:
3.85% 11/21/22		12,648,000	13,174,950
3.95% 11/6/24		5,349,000	5,822,448
4.1% 2/9/27		6,829,000	7,682,010
4.5% 1/30/26		9,265,000	10,459,616
5.2% 4/27/22		4,553,000	4,696,587
Ford Motor Credit Co. LLC:
4.063% 11/1/24		42,632,000	45,059,892
5.584% 3/18/24		12,456,000	13,483,620
5.596% 1/7/22		12,239,000	12,399,331
OneMain Finance Corp. 3.875% 9/15/28		2,920,000	2,933,666
Synchrony Financial:
2.85% 7/25/22		3,141,000	3,206,501
3.95% 12/1/27		14,204,000	15,830,884
4.25% 8/15/24		11,783,000	12,788,589
4.375% 3/19/24		11,497,000	12,444,267
5.15% 3/19/29		21,450,000	25,400,513
Toyota Motor Credit Corp. 2.9% 3/30/23		16,253,000	16,909,816
Unifin Financiera S.A.B. de CV 7.25% 9/27/23 (d)		15,000	14,998
			379,604,439
Diversified Financial Services - 0.7%
1MDB Global Investments Ltd. 4.4% 3/9/23		5,200,000	5,239,000
Brixmor Operating Partnership LP:
3.25% 9/15/23		9,261,000	9,706,774
3.85% 2/1/25		5,199,000	5,645,098
4.05% 7/1/30		10,439,000	11,815,698
4.125% 6/15/26		8,538,000	9,547,187
4.125% 5/15/29		10,374,000	11,819,873
Cimpor Financial Operations BV 5.75% 7/17/24 (d)		608,000	584,896
Equitable Holdings, Inc. 3.9% 4/20/23		1,202,000	1,265,612
HCRX Investments Holdco LP 4.5% 8/1/29 (d)		620,000	627,990
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		2,375,000	2,383,906
5.25% 5/15/27		8,219,000	8,537,486
6.25% 5/15/26		4,930,000	5,194,988
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	2,800,000	3,403,524
M&G PLC:
5.625% 10/20/51 (Reg. S) (f)	GBP	1,800,000	2,969,923
6.5% 10/20/48 (Reg. S) (f)		430,000	527,825
MDC GMTN BV 2.875% 11/7/29 (d)		740,000	783,614
OEC Finance Ltd.:
4.375% 10/25/29 pay-in-kind (d)		488,488	49,093
7.125% 12/26/46 pay-in-kind (d)		792,231	71,697
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (d)		12,849,000	14,098,773
Pine Street Trust I 4.572% 2/15/29 (d)		11,350,000	13,028,471
Pine Street Trust II 5.568% 2/15/49 (d)		11,300,000	15,083,189
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (d)		335,000	339,291
Sasol Financing International PLC 4.5% 11/14/22		415,000	425,375
VMED O2 UK Financing I PLC 4.25% 1/31/31 (d)		3,335,000	3,351,742
Voya Financial, Inc. 3.125% 7/15/24		5,010,000	5,325,012
			131,826,037
Insurance - 1.3%
AIA Group Ltd. 3.375% 4/7/30 (d)		15,590,000	17,255,427
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)		420,000	421,050
6.75% 10/15/27 (d)		11,008,000	11,448,320
American International Group, Inc.:
2.5% 6/30/25		30,600,000	32,177,041
3.4% 6/30/30		30,600,000	33,654,314
4.875% 6/1/22		6,603,000	6,826,423
AmWINS Group, Inc. 4.875% 6/30/29 (d)		4,000,000	4,065,000
Cloverie PLC 4.5% 9/11/44 (Reg. S) (f)		2,620,000	2,843,444
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (f)		2,769,000	3,192,657
5.75% 8/15/50 (Reg. S) (f)		7,415,000	8,429,802
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (f)	EUR	1,200,000	1,441,469
Five Corners Funding Trust II 2.85% 5/15/30 (d)		20,881,000	22,200,564
Liberty Mutual Group, Inc. 4.569% 2/1/29 (d)		4,589,000	5,392,185
Marsh & McLennan Companies, Inc. 4.375% 3/15/29		7,831,000	9,204,588
Metropolitan Life Global Funding I 3% 1/10/23 (d)		2,866,000	2,969,700
Pacific LifeCorp 5.125% 1/30/43 (d)		12,258,000	15,794,765
Pricoa Global Funding I 5.375% 5/15/45 (f)		6,348,000	7,049,092
QBE Insurance Group Ltd. 6.75% 12/2/44 (Reg. S) (f)		3,395,000	3,870,300
Swiss Re Finance Luxembourg SA 5% 4/2/49 (d)(f)		4,600,000	5,283,091
TIAA Asset Management Finance LLC 4.125% 11/1/24 (d)		2,195,000	2,420,663
Unum Group:
3.875% 11/5/25		7,835,000	8,578,593
4% 3/15/24		7,259,000	7,805,550
4% 6/15/29		8,872,000	9,962,159
5.75% 8/15/42		9,271,000	11,676,777
USI, Inc. 6.875% 5/1/25 (d)		2,859,000	2,917,038
			236,880,012
Thrifts & Mortgage Finance - 0.0%
Quicken Loans LLC 5.25% 1/15/28 (d)		2,485,000	2,621,675
TOTAL FINANCIALS			2,316,805,134
HEALTH CARE - 1.6%
Biotechnology - 0.1%
AbbVie, Inc. 3.45% 3/15/22		17,547,000	17,751,719
Health Care Equipment & Supplies - 0.0%
Avantor Funding, Inc. 4.625% 7/15/28 (d)		3,565,000	3,769,631
Hologic, Inc.:
3.25% 2/15/29 (d)		2,520,000	2,582,244
4.625% 2/1/28 (d)		252,000	268,065
Teleflex, Inc. 4.25% 6/1/28 (d)		680,000	708,050
			7,327,990
Health Care Providers & Services - 0.9%
Aetna, Inc. 2.75% 11/15/22		729,000	745,378
Anthem, Inc. 3.3% 1/15/23		2,338,000	2,430,322
Centene Corp.:
2.45% 7/15/28		15,480,000	15,703,880
2.625% 8/1/31		7,320,000	7,420,650
3.375% 2/15/30		7,780,000	8,130,100
4.25% 12/15/27		8,475,000	8,951,719
4.625% 12/15/29		13,170,000	14,446,041
Cigna Corp.:
3.05% 10/15/27		5,900,000	6,367,289
4.375% 10/15/28		11,163,000	13,025,581
4.8% 8/15/38		6,950,000	8,694,342
Community Health Systems, Inc.:
4.75% 2/15/31 (d)		2,630,000	2,682,889
5.625% 3/15/27 (d)		4,910,000	5,180,050
6% 1/15/29 (d)		2,210,000	2,356,413
6.125% 4/1/30 (d)		2,120,000	2,136,854
6.875% 4/15/29 (d)		1,480,000	1,537,350
8% 3/15/26 (d)		3,365,000	3,602,064
CVS Health Corp.:
3% 8/15/26		1,290,000	1,392,615
3.625% 4/1/27		3,769,000	4,182,591
3.7% 3/9/23		445,000	465,755
4.78% 3/25/38		10,528,000	13,101,876
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (d)		6,415,000	6,704,701
HCA Holdings, Inc. 4.75% 5/1/23		216,000	230,330
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)		550,000	564,564
Molina Healthcare, Inc. 3.875% 11/15/30 (d)		1,095,000	1,167,544
Owens & Minor, Inc. 4.5% 3/31/29 (d)		750,000	766,838
Radiology Partners, Inc. 9.25% 2/1/28 (d)		2,795,000	2,997,638
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		3,985,000	4,078,398
Sabra Health Care LP 3.9% 10/15/29		190,000	203,426
Tenet Healthcare Corp.:
4.25% 6/1/29 (d)		2,965,000	3,029,607
4.625% 7/15/24		1,089,000	1,103,974
4.625% 6/15/28 (d)		2,985,000	3,089,475
4.875% 1/1/26 (d)		1,346,000	1,396,206
6.125% 10/1/28 (d)		5,845,000	6,170,303
6.25% 2/1/27 (d)		1,129,000	1,176,983
Toledo Hospital 5.325% 11/15/28		3,971,000	4,554,521
Vizient, Inc. 6.25% 5/15/27 (d)		225,000	235,688
			160,023,955
Health Care Technology - 0.0%
IQVIA, Inc. 5% 5/15/27 (d)		2,570,000	2,685,470
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)		850,000	876,214
4.25% 5/1/28 (d)		280,000	293,275
			1,169,489
Pharmaceuticals - 0.6%
Bausch Health Companies, Inc.:
4.875% 6/1/28 (d)		1,690,000	1,736,475
5% 1/30/28 (d)		1,835,000	1,750,131
5% 2/15/29 (d)		760,000	709,673
5.5% 11/1/25 (d)		265,000	271,069
6.25% 2/15/29 (d)		4,090,000	4,059,325
7% 1/15/28 (d)		2,960,000	3,067,640
9% 12/15/25 (d)		352,000	374,440
Bayer AG:
2.375% 4/2/75 (Reg. S) (f)	EUR	7,460,000	8,906,926
3.75% 7/1/74 (Reg. S) (f)	EUR	2,200,000	2,727,792
Bayer U.S. Finance II LLC 4.25% 12/15/25 (d)		8,579,000	9,551,154
Elanco Animal Health, Inc.:
5.272% 8/28/23 (f)		5,786,000	6,198,253
5.9% 8/28/28 (f)		2,437,000	2,852,777
Jazz Securities DAC 4.375% 1/15/29 (d)		3,880,000	4,020,650
Mylan NV 4.55% 4/15/28		7,694,000	8,870,668
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)		3,935,000	4,059,740
5.125% 4/30/31 (d)		1,595,000	1,673,091
Teva Pharmaceutical Finance Co. BV:
2.95% 12/18/22		381,000	383,858
3.65% 11/10/21		134,000	134,335
Teva Pharmaceutical Finance Netherlands III BV:
1.25% 3/31/23 (Reg. S)	EUR	1,400,000	1,618,071
2.8% 7/21/23		8,301,000	8,205,455
Utah Acquisition Sub, Inc. 3.95% 6/15/26		4,038,000	4,475,881
Valeant Pharmaceuticals International, Inc. 8.5% 1/31/27 (d)		795,000	854,983
Viatris, Inc.:
1.125% 6/22/22 (d)		6,439,000	6,474,150
1.65% 6/22/25 (d)		2,070,000	2,103,199
2.7% 6/22/30 (d)		10,521,000	10,765,587
3.85% 6/22/40 (d)		4,583,000	4,964,028
Zoetis, Inc. 3.25% 2/1/23		1,775,000	1,834,652
			102,644,003
TOTAL HEALTH CARE			291,602,626
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.6%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (d)		3,311,000	3,592,897
Bombardier, Inc.:
6% 2/15/28 (d)		2,490,000	2,511,364
7.125% 6/15/26 (d)		3,860,000	4,072,300
7.5% 12/1/24 (d)		2,465,000	2,569,270
7.5% 3/15/25 (d)		8,011,000	8,229,460
7.875% 4/15/27 (d)		7,675,000	8,046,854
BWX Technologies, Inc. 4.125% 6/30/28 (d)		3,020,000	3,103,050
DAE Funding LLC 1.55% 8/1/24 (d)		375,000	373,313
Embraer Netherlands Finance BV 5.05% 6/15/25		1,035,000	1,091,796
Moog, Inc. 4.25% 12/15/27 (d)		2,545,000	2,614,988
Rolls-Royce PLC:
3.375% 6/18/26	GBP	4,530,000	6,259,211
5.75% 10/15/27 (Reg. S)	GBP	755,000	1,145,737
The Boeing Co.:
5.04% 5/1/27		7,640,000	8,807,697
5.15% 5/1/30		7,640,000	9,039,372
5.705% 5/1/40		7,640,000	9,894,252
5.805% 5/1/50		7,600,000	10,322,362
5.93% 5/1/60		7,640,000	10,619,084
TransDigm, Inc.:
4.625% 1/15/29 (d)		4,080,000	4,029,000
5.5% 11/15/27		8,759,000	8,967,026
6.25% 3/15/26 (d)		4,489,000	4,713,450
7.5% 3/15/27		959,000	1,014,143
8% 12/15/25 (d)		150,000	160,500
			111,177,126
Air Freight & Logistics - 0.0%
Aeropuerto Internacional de Tocumen SA:
4% 8/11/41 (d)		400,000	409,825
5.125% 8/11/61 (d)		295,000	312,700
			722,525
Airlines - 0.0%
Aerovias de Mexico SA de CV 7% 2/5/25 (d)(e)		210,000	177,581
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (d)		550,000	579,700
Azul Investments LLP:
5.875% 10/26/24 (d)		1,107,000	1,061,544
7.25% 6/15/26 (d)		375,000	362,766
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (d)		380,000	407,550
			2,589,141
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		6,100,000	6,344,000
Commercial Services & Supplies - 0.3%
ADT Corp. 4.125% 8/1/29 (d)		2,850,000	2,846,324
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (d)		570,000	569,949
6.625% 7/15/26 (d)		435,000	464,906
APX Group, Inc.:
6.75% 2/15/27 (d)		2,520,000	2,686,950
7.625% 9/1/23		181,000	184,439
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (d)		1,077,000	1,081,712
4.625% 6/1/28 (d)		2,938,000	2,945,345
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)		6,519,000	6,567,893
CoreCivic, Inc.:
4.75% 10/15/27		1,373,000	1,266,593
8.25% 4/15/26		4,095,000	4,322,682
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (d)		2,281,000	2,276,438
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)		3,875,000	3,991,250
Madison IAQ LLC:
4.125% 6/30/28 (d)		2,825,000	2,840,509
5.875% 6/30/29 (d)		3,530,000	3,613,838
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (d)		1,410,000	1,397,169
5.625% 10/1/28 (d)		2,634,000	2,768,993
5.875% 10/1/30 (d)		2,619,000	2,812,151
PowerTeam Services LLC 9.033% 12/4/25 (d)		1,510,000	1,649,675
Stericycle, Inc. 3.875% 1/15/29 (d)		2,080,000	2,116,837
			46,403,653
Construction & Engineering - 0.0%
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)		750,000	774,375
Pike Corp. 5.5% 9/1/28 (d)		5,375,000	5,462,344
SRS Distribution, Inc. 4.625% 7/1/28 (d)		985,000	1,015,043
			7,251,762
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/29 (d)		1,290,000	1,334,582
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	1,329,000	1,579,731
			2,914,313
Industrial Conglomerates - 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.25% 2/1/27 (d)		1,145,000	1,150,725
4.75% 6/15/29 (d)		2,020,000	2,065,450
Turk Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (d)		645,000	717,353
			3,933,528
Machinery - 0.1%
Mueller Water Products, Inc. 4% 6/15/29 (d)		1,405,000	1,461,987
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)		6,310,000	6,666,957
			8,128,944
Marine - 0.0%
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (d)		310,000	337,125
Seaspan Corp. 5.5% 8/1/29 (d)		3,930,000	4,018,425
			4,355,550
Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (d)		1,290,000	1,346,786
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (d)		3,555,000	3,664,352
4% 7/1/29 (d)		475,000	492,219
Science Applications Internati 4.875% 4/1/28 (d)		385,000	402,090
Thomson Reuters Corp. 3.85% 9/29/24		1,266,000	1,369,399
TriNet Group, Inc. 3.5% 3/1/29 (d)		2,865,000	2,886,488
			10,161,334
Road & Rail - 0.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	2,765,000	3,420,993
Kazakhstan Temir Zholy Finance BV 6.95% 7/10/42 (d)		175,000	245,197
			3,666,190
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
2.25% 1/15/23		2,669,000	2,733,255
3% 9/15/23		1,163,000	1,212,157
3.375% 7/1/25		13,572,000	14,529,850
4.25% 2/1/24		11,266,000	12,135,728
4.25% 9/15/24		4,366,000	4,745,401
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	1,329,000	1,944,758
			37,301,149
Transportation Infrastructure - 0.4%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	1,015,000	1,269,722
1.75% 7/30/31 (Reg. S)	EUR	750,000	933,712
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (d)		12,030,000	12,405,594
3.95% 7/1/24 (d)		4,160,000	4,437,571
4.25% 4/15/26 (d)		3,220,000	3,491,377
4.375% 5/1/26 (d)		9,092,000	9,879,658
5.25% 5/15/24 (d)		7,670,000	8,409,664
5.5% 1/15/26 (d)		7,243,000	8,193,075
DP World Crescent Ltd.:
3.7495% 1/30/30 (d)		1,115,000	1,198,625
3.875% 7/18/29 (Reg. S)		800,000	868,000
DP World Ltd. 5.625% 9/25/48 (d)		240,000	301,200
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)		3,645,000	3,617,152
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	2,800,000	3,884,888
7.125% 2/14/24	GBP	2,980,000	4,641,762
			63,532,000
TOTAL INDUSTRIALS			308,481,215
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.0%
CommScope, Inc. 6% 3/1/26 (d)		350,000	367,220
HTA Group Ltd. 7% 12/18/25 (d)		660,000	698,074
IHS Netherlands Holdco BV 7.125% 3/18/25 (d)		1,585,000	1,641,268
SSL Robotics LLC 9.75% 12/31/23 (d)		268,000	292,120
			2,998,682
Electronic Equipment & Components - 0.2%
Dell International LLC/EMC Corp.:
5.45% 6/15/23		9,000,000	9,699,509
5.85% 7/15/25		2,748,000	3,210,655
6.02% 6/15/26		3,119,000	3,725,034
6.1% 7/15/27		5,045,000	6,221,686
6.2% 7/15/30		4,367,000	5,608,559
TTM Technologies, Inc. 4% 3/1/29 (d)		5,530,000	5,599,125
			34,064,568
IT Services - 0.2%
Acuris Finance U.S. 5% 5/1/28 (d)		4,475,000	4,441,438
Arches Buyer, Inc.:
4.25% 6/1/28 (d)		2,415,000	2,454,244
6.125% 12/1/28 (d)		4,335,000	4,474,284
Gartner, Inc.:
3.625% 6/15/29 (d)		685,000	705,053
3.75% 10/1/30 (d)		1,185,000	1,239,984
4.5% 7/1/28 (d)		1,835,000	1,942,806
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)		1,495,000	1,435,200
5.375% 12/1/28 (d)		15,649,000	15,488,285
Twilio, Inc. 3.875% 3/15/31		940,000	982,300
			33,163,594
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc.:
1.95% 2/15/28 (d)		3,204,000	3,202,490
2.45% 2/15/31 (d)		31,257,000	30,976,170
2.6% 2/15/33 (d)		27,706,000	27,438,362
3.5% 2/15/41 (d)		22,019,000	22,689,344
3.75% 2/15/51 (d)		10,333,000	10,755,537
Micron Technology, Inc. 2.497% 4/24/23		15,434,000	15,913,071
ON Semiconductor Corp. 3.875% 9/1/28 (d)		1,385,000	1,455,233
			112,430,207
Software - 0.5%
Ascend Learning LLC:
6.875% 8/1/25 (d)		3,430,000	3,485,738
6.875% 8/1/25 (d)		1,194,000	1,213,403
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		3,125,000	3,164,063
CDK Global, Inc. 5.25% 5/15/29 (d)		300,000	326,166
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)		850,000	865,062
4.875% 7/1/29 (d)		805,000	830,333
Crowdstrike Holdings, Inc. 3% 2/15/29		1,380,000	1,391,592
Elastic NV 4.125% 7/15/29 (d)		2,820,000	2,863,625
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)		4,195,000	4,331,338
Open Text Holdings, Inc. 4.125% 2/15/30 (d)		169,000	177,932
Oracle Corp.:
1.65% 3/25/26		12,241,000	12,435,388
2.3% 3/25/28		19,340,000	19,984,135
2.8% 4/1/27		14,371,000	15,331,855
2.875% 3/25/31		24,420,000	25,720,624
			92,121,254
Technology Hardware, Storage & Peripherals - 0.0%
Lenovo Group Ltd.:
3.421% 11/2/30 (d)		705,000	739,501
5.875% 4/24/25 (Reg. S)		200,000	226,850
			966,351
TOTAL INFORMATION TECHNOLOGY			275,744,656
MATERIALS - 0.8%
Chemicals - 0.4%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (d)		2,690,000	2,824,392
Braskem Idesa SAPI 7.45% 11/15/29 (d)		180,000	189,450
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 5.125% 4/1/25 (d)		12,132,000	13,850,427
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.8689% 6/15/22 (d)(f)(g)		2,665,000	2,665,004
6.5% 5/15/26 (d)		4,265,000	4,318,313
6.875% 6/15/25 (d)		825,000	851,813
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (d)		890,000	903,644
Equate Petrochemical BV 2.625% 4/28/28 (d)		395,000	400,925
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)		3,360,000	3,343,200
7% 12/31/27 (d)		330,000	320,925
MEGlobal Canada, Inc. 5% 5/18/25 (d)		155,000	172,786
Methanex Corp.:
5.125% 10/15/27		3,719,000	4,049,061
5.25% 12/15/29		584,000	637,045
5.65% 12/1/44		2,459,000	2,674,851
NOVA Chemicals Corp.:
4.25% 5/15/29 (d)		1,435,000	1,442,175
5.25% 6/1/27 (d)		2,650,000	2,831,340
OCP SA:
3.75% 6/23/31 (d)		480,000	485,400
4.5% 10/22/25 (d)		165,000	178,334
6.875% 4/25/44 (d)		150,000	182,513
Olin Corp. 5% 2/1/30		1,684,000	1,807,387
Orbia Advance Corp. S.A.B. de CV 1.875% 5/11/26 (d)		395,000	397,963
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (d)		1,047,000	1,071,866
SABIC Capital II BV 4% 10/10/23 (d)		902,000	964,013
Sasol Financing U.S.A. LLC:
4.375% 9/18/26		915,000	947,025
5.875% 3/27/24		565,000	601,125
The Chemours Co. LLC:
4.625% 11/15/29 (d)		2,555,000	2,537,166
5.375% 5/15/27		4,936,000	5,360,595
5.75% 11/15/28 (d)		7,240,000	7,674,400
Valvoline, Inc. 4.25% 2/15/30 (d)		4,235,000	4,393,813
W.R. Grace Holding LLC 5.625% 8/15/29 (d)		2,205,000	2,295,956
			70,372,907
Construction Materials - 0.0%
CEMEX S.A.B. de CV 3.875% 7/11/31 (d)		340,000	349,775
Containers & Packaging - 0.1%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (d)		445,000	448,338
4% 9/1/29 (d)		2,930,000	2,986,403
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (d)		1,490,000	1,549,153
5.25% 8/15/27 (d)		254,000	262,890
Flex Acquisition Co., Inc. 6.875% 1/15/25 (d)		3,449,000	3,487,801
Intertape Polymer Group, Inc. 4.375% 6/15/29 (d)		2,510,000	2,561,179
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)		4,023,000	4,238,955
8.5% 8/15/27 (d)		3,205,000	3,448,580
			18,983,299
Metals & Mining - 0.3%
Allegheny Technologies, Inc. 5.875% 12/1/27		9,810,000	10,288,238
Alrosa Finance SA 3.1% 6/25/27 (d)		330,000	341,963
Antofagasta PLC 2.375% 10/14/30 (d)		1,005,000	969,825
Celtic Resources Holdings DAC 4.125% 10/9/24 (d)		650,000	685,750
Corporacion Nacional del Cobre de Chile (Codelco):
3% 9/30/29 (d)		155,000	162,004
3.15% 1/14/30 (d)		405,000	427,224
3.7% 1/30/50 (d)		945,000	1,007,193
First Quantum Minerals Ltd.:
6.875% 10/15/27 (d)		2,855,000	3,076,263
7.25% 4/1/23 (d)		8,143,000	8,280,413
7.5% 4/1/25 (d)		375,000	389,883
FMG Resources (August 2006) Pty Ltd.:
4.375% 4/1/31 (d)		2,330,000	2,509,643
4.5% 9/15/27 (d)		40,000	43,400
Fresnillo PLC 4.25% 10/2/50 (d)		505,000	537,295
Gold Fields Orogen Holding BVI Ltd. 5.125% 5/15/24 (d)		225,000	244,308
Gran Colombia Gold Corp. 6.875% 8/9/26 (d)		930,000	929,293
HudBay Minerals, Inc. 4.5% 4/1/26 (d)		640,000	643,328
Indonesia Asahan Aluminium Tbk PT 5.45% 5/15/30 (d)		660,000	768,818
Kaiser Aluminum Corp.:
4.5% 6/1/31 (d)		2,220,000	2,300,475
4.625% 3/1/28 (d)		3,589,000	3,723,588
Metinvest BV 7.75% 4/23/23 (d)		1,182,000	1,259,693
TMK Capital SA 4.3% 2/12/27 (Reg. S)		600,000	601,425
Usiminas International SARL 5.875% 7/18/26 (d)		825,000	882,905
Vedanta Resources PLC 6.375% 7/30/22 (d)		975,000	974,878
VM Holding SA 6.5% 1/18/28 (d)		430,000	475,881
Volcan Compania Minera SAA 4.375% 2/11/26 (d)		275,000	266,606
			41,790,292
Paper & Forest Products - 0.0%
SPA Holdings 3 OY 4.875% 2/4/28 (d)		3,275,000	3,299,563
TOTAL MATERIALS			134,795,836
REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30		8,767,000	10,788,582
American Homes 4 Rent LP 2.375% 7/15/31		1,451,000	1,457,301
Boston Properties, Inc.:
3.25% 1/30/31		8,522,000	9,180,162
3.85% 2/1/23		2,116,000	2,196,870
4.5% 12/1/28		7,625,000	8,924,343
Corporate Office Properties LP:
2.25% 3/15/26		3,379,000	3,485,036
2.75% 4/15/31		2,288,000	2,334,874
5% 7/1/25		4,492,000	5,054,227
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)		1,700,000	1,746,750
Duke Realty LP 3.75% 12/1/24		1,963,000	2,128,156
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (d)		625,000	617,969
Healthcare Trust of America Holdings LP:
3.1% 2/15/30		2,678,000	2,865,319
3.5% 8/1/26		2,790,000	3,050,476
Healthpeak Properties, Inc.:
3.25% 7/15/26		1,156,000	1,258,142
3.5% 7/15/29		1,322,000	1,468,423
Hudson Pacific Properties LP 4.65% 4/1/29		15,534,000	18,091,564
iStar Financial, Inc.:
4.25% 8/1/25		560,000	583,800
4.75% 10/1/24		680,000	721,684
Lexington Corporate Properties Trust:
2.7% 9/15/30		3,649,000	3,748,789
4.4% 6/15/24		1,672,000	1,803,003
MGM Growth Properties Operating Partnership LP:
4.5% 1/15/28		2,256,000	2,475,960
5.75% 2/1/27		835,000	961,201
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	2,900,000	4,075,259
5.25% 8/1/26		302,000	311,190
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		9,885,000	9,975,545
3.375% 2/1/31		6,759,000	6,970,302
3.625% 10/1/29		11,904,000	12,684,731
4.375% 8/1/23		3,145,000	3,338,908
4.5% 1/15/25		3,878,000	4,255,732
4.5% 4/1/27		18,502,000	20,786,942
4.75% 1/15/28		10,700,000	12,158,829
4.95% 4/1/24		9,727,000	10,598,256
5.25% 1/15/26		10,610,000	12,103,153
Park Intermediate Holdings LLC 7.5% 6/1/25 (d)		560,000	599,200
Realty Income Corp. 3.25% 1/15/31		2,129,000	2,351,375
Retail Opportunity Investments Partnership LP:
4% 12/15/24		1,225,000	1,313,904
5% 12/15/23		737,000	794,633
Retail Properties America, Inc. 4.75% 9/15/30		764,000	855,561
RLJ Lodging Trust LP 3.75% 7/1/26 (d)		675,000	680,906
Senior Housing Properties Trust 9.75% 6/15/25		385,000	423,500
Service Properties Trust 7.5% 9/15/25		285,000	321,856
Simon Property Group LP 2.45% 9/13/29		3,576,000	3,693,196
SITE Centers Corp.:
3.625% 2/1/25		3,106,000	3,292,975
4.25% 2/1/26		10,537,000	11,474,695
Store Capital Corp.:
2.75% 11/18/30		3,880,000	3,951,182
4.625% 3/15/29		3,549,000	4,070,115
The GEO Group, Inc. 6% 4/15/26		1,220,000	1,030,900
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)		6,165,000	6,296,006
6.5% 2/15/29 (d)		17,450,000	18,186,041
Uniti Group, Inc.:
7.125% 12/15/24 (d)		3,159,000	3,249,032
7.875% 2/15/25 (d)		9,559,000	10,216,181
Ventas Realty LP:
3% 1/15/30		15,631,000	16,487,519
3.125% 6/15/23		1,981,000	2,064,019
3.5% 2/1/25		2,163,000	2,328,623
3.75% 5/1/24		9,073,000	9,701,062
4% 3/1/28		3,986,000	4,477,075
4.125% 1/15/26		2,017,000	2,247,930
4.75% 11/15/30		21,238,000	25,318,320
VEREIT Operating Partnership LP:
2.2% 6/15/28		1,564,000	1,601,150
2.85% 12/15/32		1,925,000	2,036,669
3.4% 1/15/28		3,355,000	3,663,597
VICI Properties, Inc.:
3.5% 2/15/25 (d)		90,000	92,250
4.25% 12/1/26 (d)		130,000	136,554
4.625% 12/1/29 (d)		270,000	293,625
Vornado Realty LP 2.15% 6/1/26		3,551,000	3,635,061
Weingarten Realty Investors 3.375% 10/15/22		990,000	1,014,129
WP Carey, Inc.:
3.85% 7/15/29		2,566,000	2,863,977
4% 2/1/25		12,346,000	13,452,314
			346,416,610
Real Estate Management & Development - 0.8%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	2,265,000	2,585,812
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	7,100,000	8,163,447
2.25% 4/27/27 (Reg. S)	EUR	900,000	1,031,211
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (f)	EUR	1,950,000	2,429,466
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	4,250,000	5,033,064
1.4% 7/6/22 (Reg. S)	EUR	1,109,000	1,321,012
1.75% 3/12/29 (Reg. S)	EUR	2,480,000	3,072,565
2% 2/15/24 (Reg. S)	EUR	1,250,000	1,536,849
Brandywine Operating Partnership LP:
3.95% 2/15/23		10,562,000	10,991,828
3.95% 11/15/27		8,220,000	8,999,699
4.1% 10/1/24		7,423,000	8,024,340
4.55% 10/1/29		8,895,000	10,060,115
CBRE Group, Inc. 2.5% 4/1/31		10,439,000	10,613,232
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	1,300,000	1,684,267
CTP BV:
0.5% 6/21/25 (Reg. S)	EUR	1,700,000	2,012,145
0.625% 11/27/23 (Reg. S)	EUR	1,950,000	2,332,510
Deutsche Annington Finance BV 5% 10/2/23 (d)		2,105,000	2,266,240
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		175,000	189,509
Essex Portfolio LP 3.875% 5/1/24		3,195,000	3,430,180
Greystar Real Estate Partners 5.75% 12/1/25 (d)		261,000	266,873
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	2,050,000	2,448,253
Howard Hughes Corp.:
4.125% 2/1/29 (d)		990,000	994,950
4.375% 2/1/31 (d)		990,000	998,663
Kennedy-Wilson, Inc. 4.75% 2/1/30		4,175,000	4,285,095
Post Apartment Homes LP 3.375% 12/1/22		933,000	959,725
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (d)		3,520,000	3,683,856
7.625% 6/15/25 (d)		80,000	86,136
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	3,500,000	4,336,752
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	1,100,000	1,304,566
Sun Communities Operating LP 2.7% 7/15/31		6,736,000	6,859,086
Tanger Properties LP:
2.75% 9/1/31		8,621,000	8,407,075
3.125% 9/1/26		4,970,000	5,198,188
3.75% 12/1/24		8,801,000	9,605,535
3.875% 12/1/23		3,147,000	3,358,809
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	840,000	1,001,475
			139,572,528
TOTAL REAL ESTATE			485,989,138
UTILITIES - 1.6%
Electric Utilities - 0.8%
Adani Electricity Mumbai Ltd. 3.867% 7/22/31 (d)		470,000	469,723
American Electric Power Co., Inc. 2.95% 12/15/22		1,791,000	1,839,149
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (f)	EUR	550,000	668,709
Clearway Energy Operating LLC:
3.75% 2/15/31 (d)		3,015,000	3,063,526
4.75% 3/15/28 (d)		560,000	592,872
Cleco Corporate Holdings LLC 3.375% 9/15/29		6,938,000	7,251,919
Duke Energy Corp. 2.45% 6/1/30		6,067,000	6,226,065
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (d)		2,680,000	2,666,188
2.775% 1/7/32 (d)		8,750,000	8,881,001
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (f)	EUR	1,900,000	2,242,303
Enel SpA 3.375% (Reg. S) (f)(i)	EUR	2,010,000	2,644,244
Entergy Corp. 2.8% 6/15/30		6,226,000	6,504,455
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (d)		2,440,000	2,546,140
Eversource Energy 2.8% 5/1/23		5,482,000	5,661,964
Exelon Corp. 4.05% 4/15/30		3,689,000	4,229,932
FirstEnergy Corp.:
4.75% 3/15/23		11,339,000	11,806,167
7.375% 11/15/31		21,162,000	29,555,486
InterGen NV 7% 6/30/23 (d)		4,030,000	3,989,700
IPALCO Enterprises, Inc. 3.7% 9/1/24		3,797,000	4,070,546
Monongahela Power Co. 4.1% 4/15/24 (d)		1,445,000	1,551,836
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (f)	EUR	2,301,000	2,788,072
NRG Energy, Inc.:
3.375% 2/15/29 (d)		1,830,000	1,839,150
3.625% 2/15/31 (d)		1,040,000	1,058,200
5.25% 6/15/29 (d)		1,975,000	2,144,258
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (d)		2,045,100	2,203,596
PG&E Corp.:
5% 7/1/28		1,480,000	1,468,900
5.25% 7/1/30		5,870,000	5,781,950
SSE PLC 4.75% 9/16/77 (Reg. S) (f)		9,915,000	10,150,481
Vistra Operations Co. LLC:
5% 7/31/27 (d)		1,875,000	1,945,500
5.625% 2/15/27 (d)		1,730,000	1,801,466
			137,643,498
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (d)		698,466	861,427
Promigas SA ESP/Gases del Pacifico SAC 3.75% 10/16/29 (d)		485,000	485,091
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (d)		860,000	890,788
			2,237,306
Independent Power and Renewable Electricity Producers - 0.3%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)		670,000	702,294
Aydem Yenilenebilir Enerji A/S 7.75% 2/2/27 (d)		345,000	343,706
Emera U.S. Finance LP 3.55% 6/15/26		2,935,000	3,204,922
EnfraGen Energia Sur SA 5.375% 12/30/30 (d)		880,000	882,200
Investment Energy Resources Ltd. 6.25% 4/26/29 (d)		705,000	768,450
Termocandelaria Power Ltd. 7.875% 1/30/29 (d)		781,625	820,566
The AES Corp.:
3.3% 7/15/25 (d)		18,728,000	20,010,306
3.95% 7/15/30 (d)		16,328,000	18,204,087
			44,936,531
Multi-Utilities - 0.5%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49 (d)		210,000	243,771
4.875% 4/23/30 (d)		135,000	162,489
Berkshire Hathaway Energy Co. 4.05% 4/15/25		26,164,000	28,911,320
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		1,658,000	1,833,726
NiSource, Inc.:
2.95% 9/1/29		17,668,000	18,821,867
5.25% 2/15/43		4,623,000	6,143,534
5.8% 2/1/42		2,300,000	3,152,212
5.95% 6/15/41		3,281,000	4,663,254
Puget Energy, Inc.:
4.1% 6/15/30		7,332,000	8,222,385
6% 9/1/21		5,649,000	5,649,000
Sempra Energy:
2.875% 10/1/22		2,090,000	2,130,177
6% 10/15/39		5,447,000	7,659,791
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (f)(g)		1,401,000	1,315,959
			88,909,485
Water Utilities - 0.0%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	725,000	1,005,807
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	2,500,000	3,445,694
			4,451,501
TOTAL UTILITIES			278,178,321

TOTAL NONCONVERTIBLE BONDS			6,322,235,187

TOTAL CORPORATE BONDS
(Cost $5,811,139,152)			6,326,707,014

U.S. Government and Government Agency Obligations - 32.1%
U.S. Treasury Inflation-Protected Obligations - 2.3%
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51		$41,335,808	$46,952,887
0.25% 2/15/50		32,845,033	38,258,424
0.75% 2/15/45		60,334,333	76,236,114
1% 2/15/46		22,405,817	30,009,927
1% 2/15/49		20,374,316	28,152,128
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/30		26,400,500	29,445,099
0.25% 7/15/29		48,573,034	54,844,519
0.875% 1/15/29		89,357,573	104,830,274

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS			408,729,372

U.S. Treasury Obligations - 29.8%
U.S. Treasury Bonds:
1.125% 5/15/40		86,364,000	76,938,179
1.375% 8/15/50 (j)(k)		650,000	568,547
2% 8/15/51		293,664,000	298,894,890
2.25% 8/15/46		148,800	158,751
2.375% 5/15/51		515,997,000	569,854,187
3% 2/15/47		245,214,000	299,936,952
5% 5/15/37		9,400	13,957
U.S. Treasury Notes:
0.25% 5/15/24		5,587,000	5,571,941
0.25% 7/31/25		95,151,000	93,846,390
0.375% 12/31/25		149,230,000	147,265,527
0.75% 3/31/26 (j)		346,931,000	347,364,664
0.75% 4/30/26		480,000,000	480,375,000
0.875% 6/30/26		360,480,000	362,479,539
1.125% 8/31/28		39,961,000	40,067,146
1.125% 2/15/31		136,465,000	134,631,252
1.25% 5/31/28		731,141,000	740,737,129
1.25% 6/30/28		89,560,000	90,665,506
1.25% 8/15/31		252,670,000	251,367,170
1.625% 9/30/26		455,668,000	474,535,503
2% 4/30/24		9,073,300	9,476,282
2.125% 7/31/24		126,782,000	133,200,339
2.125% 5/31/26		313,445,000	333,623,022
2.25% 12/31/24		138,476,900	146,607,009
2.375% 4/30/26		84,892,000	91,308,642
2.625% 3/31/25		50,000,000	53,710,938
2.75% 2/15/28		54,737,100	60,736,800
2.875% 8/15/28		78,639,600	88,186,939

TOTAL U.S. TREASURY OBLIGATIONS			5,332,122,201

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,581,771,394)			5,740,851,573

U.S. Government Agency - Mortgage Securities - 14.9%
Fannie Mae - 3.1%
12 month U.S. LIBOR + 1.440% 1.779% 4/1/37 (f)(g)		10,562	11,072
12 month U.S. LIBOR + 1.460% 2.016% 1/1/35 (f)(g)		8,085	8,469
12 month U.S. LIBOR + 1.480% 1.855% 7/1/34(f)(g)		2,471	2,586
12 month U.S. LIBOR + 1.550% 1.803% 6/1/36 (f)(g)		5,828	6,126
12 month U.S. LIBOR + 1.560% 1.94% 3/1/37 (f)(g)		7,840	8,256
12 month U.S. LIBOR + 1.620% 2.036% 3/1/33 (f)(g)		11,425	11,940
12 month U.S. LIBOR + 1.620% 2.163% 5/1/35 (f)(g)		19,493	20,446
12 month U.S. LIBOR + 1.630% 2.065% 9/1/36 (f)(g)		6,961	7,306
12 month U.S. LIBOR + 1.640% 1.896% 5/1/36 (f)(g)		22,650	23,805
12 month U.S. LIBOR + 1.640% 2.096% 6/1/47 (f)(g)		17,008	18,077
12 month U.S. LIBOR + 1.650% 2% 11/1/36 (f)(g)		5,986	6,298
12 month U.S. LIBOR + 1.700% 1.968% 6/1/42 (f)(g)		14,892	15,605
12 month U.S. LIBOR + 1.730% 1.988% 5/1/36 (f)(g)		12,161	12,824
12 month U.S. LIBOR + 1.730% 2.126% 3/1/40 (f)(g)		18,491	19,492
12 month U.S. LIBOR + 1.750% 2.111% 7/1/35 (f)(g)		5,718	6,019
12 month U.S. LIBOR + 1.750% 2.266% 8/1/41 (f)(g)		21,167	22,288
12 month U.S. LIBOR + 1.780% 2.163% 2/1/36 (f)(g)		16,148	17,038
12 month U.S. LIBOR + 1.800% 2.05% 7/1/41 (f)(g)		12,701	13,352
12 month U.S. LIBOR + 1.800% 2.175% 1/1/42 (f)(g)		57,059	60,009
12 month U.S. LIBOR + 1.800% 2.24% 12/1/40 (f)(g)		588,786	622,212
12 month U.S. LIBOR + 1.810% 2.068% 7/1/41 (f)(g)		12,861	13,576
12 month U.S. LIBOR + 1.810% 2.185% 12/1/39 (f)(g)		11,986	12,651
12 month U.S. LIBOR + 1.810% 2.193% 2/1/42 (f)(g)		23,385	24,650
12 month U.S. LIBOR + 1.810% 2.321% 9/1/41 (f)(g)		6,544	6,909
12 month U.S. LIBOR + 1.820% 2.195% 12/1/35 (f)(g)		9,503	10,048
12 month U.S. LIBOR + 1.830% 2.33% 10/1/41 (f)(g)		4,634	4,774
12 month U.S. LIBOR + 1.950% 2.202% 7/1/37 (f)(g)		10,762	11,439
6 month U.S. LIBOR + 1.500% 1.723% 1/1/35 (f)(g)		24,466	25,499
6 month U.S. LIBOR + 1.530% 1.785% 12/1/34 (f)(g)		4,543	4,737
6 month U.S. LIBOR + 1.530% 1.785% 3/1/35 (f)(g)		4,544	4,743
6 month U.S. LIBOR + 1.550% 1.776% 10/1/33 (f)(g)		1,675	1,744
6 month U.S. LIBOR + 1.560% 1.71% 7/1/35 (f)(g)		2,932	3,066
6 month U.S. LIBOR + 1.740% 1.99% 12/1/34 (f)(g)		435	456
6 month U.S. LIBOR + 1.960% 2.21% 9/1/35 (f)(g)		5,308	5,607
U.S. TREASURY 1 YEAR INDEX + 1.940% 2.036% 10/1/33 (f)(g)		38,734	40,815
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.333% 3/1/35 (f)(g)		4,524	4,788
U.S. TREASURY 1 YEAR INDEX + 2.270% 2.395% 6/1/36 (f)(g)		21,420	22,583
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.417% 10/1/33 (f)(g)		10,878	11,452
U.S. TREASURY 1 YEAR INDEX + 2.460% 2.58% 7/1/34 (f)(g)		28,237	29,732
1.5% 6/1/51		286,216	282,232
2% 7/1/50 to 7/1/51		11,900,903	12,138,338
2.5% 5/1/31 to 8/1/51		112,206,113	117,508,737
3% 7/1/27 to 8/1/50 (j)(k)(l)		178,290,730	189,097,990
3.5% 1/1/34 to 11/1/49 (j)		62,389,735	67,379,390
4% 11/1/31 to 11/1/49		57,179,476	62,548,042
4.5% to 4.5% 6/1/33 to 9/1/49		59,560,653	65,860,700
5% 1/1/22 to 2/1/49		26,937,301	30,317,381
5.261% 8/1/41 (f)		435,709	491,726
5.5% 10/1/21 to 12/1/23		2,721	2,773
6% to 6% 10/1/21 to 1/1/42		1,937,160	2,278,541
6.5% 3/1/22 to 4/1/37		829,406	957,865
6.612% 2/1/39 (f)		319,922	354,609
7% to 7% 4/1/23 to 7/1/37		176,096	201,426
7.5% to 7.5% 6/1/25 to 2/1/32		80,739	91,376
8% 8/1/29 to 3/1/37		3,826	4,644

TOTAL FANNIE MAE			550,668,259

Freddie Mac - 2.2%
12 month U.S. LIBOR + 1.320% 1.7% 1/1/36 (f)(g)		8,387	8,728
12 month U.S. LIBOR + 1.370% 1.812% 3/1/36 (f)(g)		31,949	33,355
12 month U.S. LIBOR + 1.500% 1.91% 3/1/36 (f)(g)		24,064	25,236
12 month U.S. LIBOR + 1.750% 2% 7/1/41 (f)(g)		51,356	54,049
12 month U.S. LIBOR + 1.750% 2.178% 12/1/40 (f)(g)		276,144	291,096
12 month U.S. LIBOR + 1.750% 2.267% 9/1/41 (f)(g)		94,608	99,588
12 month U.S. LIBOR + 1.790% 2.168% 4/1/37 (f)(g)		2,450	2,590
12 month U.S. LIBOR + 1.860% 2.114% 4/1/36 (f)(g)		11,076	11,702
12 month U.S. LIBOR + 1.880% 2.13% 4/1/41 (f)(g)		2,095	2,211
12 month U.S. LIBOR + 1.880% 2.481% 9/1/41 (f)(g)		10,306	10,848
12 month U.S. LIBOR + 1.890% 2.305% 10/1/42 (f)(g)		65,113	68,901
12 month U.S. LIBOR + 1.910% 2.16% 5/1/41 (f)(g)		14,860	15,710
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (f)(g)		19,703	20,830
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (f)(g)		5,150	5,445
12 month U.S. LIBOR + 1.910% 2.195% 5/1/41 (f)(g)		18,955	20,041
12 month U.S. LIBOR + 2.020% 2.32% 4/1/38 (f)(g)		17,421	18,357
12 month U.S. LIBOR + 2.030% 2.566% 3/1/33 (f)(g)		358	376
12 month U.S. LIBOR + 2.040% 2.295% 7/1/36 (f)(g)		14,521	15,372
12 month U.S. LIBOR + 2.200% 2.575% 12/1/36 (f)(g)		21,669	22,992
6 month U.S. LIBOR + 1.120% 1.375% 8/1/37 (f)(g)		10,569	10,872
6 month U.S. LIBOR + 1.580% 1.83% 12/1/35 (f)(g)		1,089	1,138
6 month U.S. LIBOR + 1.720% 1.97% 8/1/37 (f)(g)		3,532	3,713
6 month U.S. LIBOR + 1.840% 2.095% 2/1/37 (f)(g)		5,381	5,667
6 month U.S. LIBOR + 1.880% 2.124% 10/1/36 (f)(g)		36,833	38,703
6 month U.S. LIBOR + 1.990% 2.206% 10/1/35 (f)(g)		13,568	14,287
6 month U.S. LIBOR + 2.020% 2.255% 6/1/37 (f)(g)		8,081	8,513
6 month U.S. LIBOR + 2.680% 2.906% 10/1/35 (f)(g)		7,771	8,226
U.S. TREASURY 1 YEAR INDEX + 2.030% 2.158% 6/1/33 (f)(g)		26,545	27,929
U.S. TREASURY 1 YEAR INDEX + 2.260% 2.389% 6/1/33 (f)(g)		48,960	51,429
U.S. TREASURY 1 YEAR INDEX + 2.430% 2.559% 3/1/35 (f)(g)		97,095	102,509
1.5% 11/1/50 to 6/1/51		401,835	396,093
2% 6/1/50 to 7/1/51		29,825,195	30,470,359
2.5% 2/1/30 to 8/1/51		79,362,050	83,131,890
3% 4/1/32 to 4/1/50		67,420,418	71,664,265
3.5% 1/1/32 to 3/1/48 (k)(m)		91,632,444	98,930,627
3.5% 8/1/47		33,357	35,859
4% 6/1/33 to 5/1/48		80,943,986	88,336,312
4% 4/1/48		75,186	80,691
4.5% 6/1/25 to 12/1/48		17,913,846	19,792,381
5% 8/1/33 to 7/1/41		3,497,810	3,967,953
5.5% 6/1/22		3,012	3,047
6% 12/1/21 to 12/1/37		367,598	428,511
6.5% 9/1/21 to 9/1/39		446,754	524,151
7% 3/1/26 to 9/1/36		173,090	200,730
7.5% 1/1/27 to 11/1/31		3,763	4,351
8% 7/1/24 to 4/1/32		4,685	5,365
8.5% 12/1/22 to 1/1/28		3,592	4,023

TOTAL FREDDIE MAC			398,977,021

Ginnie Mae - 3.6%
3.5% 9/20/40 to 5/20/50 (j)		70,330,805	76,022,984
4% 5/20/33 to 5/20/49		45,683,825	49,660,457
4.5% 6/20/33 to 8/15/41		7,751,360	8,726,981
5% 12/15/32 to 4/20/48		9,337,301	10,411,842
5.5% 7/15/33 to 9/15/39		255,135	294,260
6% to 6% 10/15/30 to 11/15/39		99,695	114,789
7% to 7% 11/15/22 to 3/15/33		184,212	211,627
7.5% to 7.5% 2/15/22 to 9/15/31		49,301	54,594
8% 12/15/21 to 11/15/29		11,090	12,076
8.5% 11/15/21 to 1/15/31		3,521	4,101
9% 1/15/23		20	21
2% 9/1/51 (n)		29,950,000	30,582,544
2% 9/1/51 (n)		22,875,000	23,358,120
2% 9/1/51 (n)		9,000,000	9,190,080
2% 9/1/51 (n)		18,350,000	18,737,552
2% 9/1/51 (n)		11,400,000	11,640,768
2% 9/1/51 (n)		12,850,000	13,121,392
2% 9/1/51 (n)		4,650,000	4,748,208
2% 9/1/51 (n)		9,200,000	9,394,304
2% 9/1/51 (n)		4,675,000	4,773,736
2% 9/1/51 (n)		2,325,000	2,374,104
2% 9/1/51 (n)		4,500,000	4,595,040
2% 9/1/51 (n)		4,200,000	4,288,704
2% 9/1/51 (n)		4,300,000	4,390,816
2% 10/1/51 (n)		19,800,000	20,182,597
2% 10/1/51 (n)		19,550,000	19,927,767
2.5% 1/20/51 to 7/20/51		49,144,434	50,998,724
2.5% 9/1/51 (n)		12,200,000	12,651,039
2.5% 9/1/51 (n)		11,700,000	12,132,554
2.5% 9/1/51 (n)		8,950,000	9,280,885
3% 5/20/42 to 6/20/51		44,611,866	46,889,756
3% 9/1/51 (n)		13,650,000	14,269,582
3% 9/1/51 (n)		13,600,000	14,217,312
3% 9/1/51 (n)		8,150,000	8,519,933
3% 9/1/51 (n)		10,550,000	11,028,871
3% 9/1/51 (n)		7,250,000	7,579,082
3% 9/1/51 (n)		4,125,000	4,312,236
3% 9/1/51 (n)		10,500,000	10,976,601
3% 9/1/51 (n)		1,250,000	1,306,738
3% 9/1/51 (n)		3,700,000	3,867,945
3% 9/1/51 (n)		21,750,000	22,737,246
3% 9/1/51 (n)		10,550,000	11,028,871
3% 9/1/51 (n)		4,125,000	4,312,236
3% 10/1/51 (n)		6,250,000	6,521,973
3.5% 9/1/51 (n)		300,000	315,680
3.5% 9/1/51 (n)		2,150,000	2,262,371
3.5% 9/1/51 (n)		4,750,000	4,998,262
3.5% 9/1/51 (n)		600,000	631,359
3.5% 9/1/51 (n)		5,900,000	6,208,367
3.5% 9/1/51 (n)		350,000	368,293
3.5% 9/1/51 (n)		3,550,000	3,735,543
3.5% 9/1/51 (n)		1,850,000	1,946,691
3.5% 9/1/51 (n)		5,800,000	6,103,140
3.5% 9/1/51 (n)		5,550,000	5,840,074
3.5% 9/1/51 (n)		5,550,000	5,840,074
3.5% 9/1/51 (n)		2,250,000	2,367,598
3.5% 9/1/51 (n)		1,125,000	1,183,799
3.5% 9/1/51 (n)		5,800,000	6,103,140
3.5% 9/1/51 (n)		2,400,000	2,525,437
3.5% 9/1/51 (n)		2,325,000	2,446,518
3.5% 9/1/51 (n)		2,375,000	2,499,131
3.5% 9/1/51 (n)		8,800,000	9,259,937
6.5% 3/20/31 to 6/15/37		72,559	84,953

TOTAL GINNIE MAE			644,171,415

Uniform Mortgage Backed Securities - 6.0%
1.5% 9/1/36 (n)		6,100,000	6,196,169
1.5% 9/1/36 (n)		8,100,000	8,227,700
1.5% 9/1/51 (n)		4,100,000	4,030,110
1.5% 9/1/51 (n)		6,000,000	5,897,722
1.5% 9/1/51 (n)		5,900,000	5,799,427
1.5% 9/1/51 (n)		8,900,000	8,748,288
1.5% 9/1/51 (n)		9,200,000	9,043,174
1.5% 9/1/51 (n)		4,700,000	4,619,882
1.5% 9/1/51 (n)		5,600,000	5,504,541
1.5% 9/1/51 (n)		14,100,000	13,859,647
1.5% 9/1/51 (n)		2,450,000	2,408,237
1.5% 9/1/51 (n)		19,750,000	19,413,336
1.5% 9/1/51 (n)		3,550,000	3,489,486
1.5% 9/1/51 (n)		400,000	393,181
1.5% 9/1/51 (n)		8,050,000	7,912,777
1.5% 9/1/51 (n)		2,800,000	2,752,270
1.5% 10/1/51 (n)		6,350,000	6,230,346
1.5% 10/1/51 (n)		7,900,000	7,751,139
1.5% 10/1/51 (n)		7,650,000	7,505,850
1.5% 10/1/51 (n)		8,050,000	7,898,312
2% 9/1/36 (n)		6,300,000	6,519,948
2% 9/1/51 (n)		23,250,000	23,581,136
2% 9/1/51 (n)		23,250,000	23,581,136
2% 9/1/51 (n)		12,050,000	12,221,621
2% 9/1/51 (n)		12,100,000	12,272,333
2% 9/1/51 (n)		24,150,000	24,493,954
2% 9/1/51 (n)		23,750,000	24,088,257
2% 9/1/51 (n)		33,750,000	34,230,681
2% 9/1/51 (n)		23,750,000	24,088,257
2% 9/1/51 (n)		21,950,000	22,262,621
2% 9/1/51 (n)		21,150,000	21,451,227
2% 9/1/51 (n)		11,800,000	11,968,060
2% 9/1/51 (n)		10,550,000	10,700,257
2% 9/1/51 (n)		7,950,000	8,063,227
2% 9/1/51 (n)		4,900,000	4,969,788
2% 9/1/51 (n)		4,950,000	5,020,500
2% 9/1/51 (n)		8,900,000	9,026,757
2% 9/1/51 (n)		3,400,000	3,448,424
2% 9/1/51 (n)		4,300,000	4,361,242
2% 9/1/51 (n)		8,900,000	9,026,757
2% 9/1/51 (n)		1,650,000	1,673,500
2% 9/1/51 (n)		3,400,000	3,448,424
2% 9/1/51 (n)		7,750,000	7,860,379
2% 9/1/51 (n)		20,300,000	20,589,121
2% 9/1/51 (n)		3,750,000	3,803,409
2% 9/1/51 (n)		24,050,000	24,392,530
2% 9/1/51 (n)		11,200,000	11,359,515
2% 10/1/51 (n)		12,300,000	12,452,119
2% 10/1/51 (n)		12,300,000	12,452,119
2% 10/1/51 (n)		24,400,000	24,701,765
2% 10/1/51 (n)		24,050,000	24,347,436
2% 10/1/51 (n)		23,900,000	24,195,581
2% 10/1/51 (n)		24,050,000	24,347,436
2% 10/1/51 (n)		23,850,000	24,144,962
2% 10/1/51 (n)		23,150,000	23,436,305
2.5% 9/1/51 (n)		34,850,000	36,200,444
2.5% 9/1/51 (n)		16,950,000	17,606,816
2.5% 9/1/51 (n)		8,500,000	8,829,377
2.5% 9/1/51 (n)		12,600,000	13,088,253
2.5% 9/1/51 (n)		4,300,000	4,466,626
2.5% 9/1/51 (n)		2,950,000	3,064,313
2.5% 9/1/51 (n)		1,600,000	1,662,000
2.5% 9/1/51 (n)		6,800,000	7,063,501
2.5% 9/1/51 (n)		13,600,000	14,127,003
2.5% 9/1/51(n)		1,600,000	1,662,000
2.5% 9/1/51 (n)		15,300,000	15,892,878
2.5% 9/1/51 (n)		2,250,000	2,337,188
2.5% 9/1/51 (n)		11,300,000	11,737,877
2.5% 10/1/51 (n)		23,950,000	24,829,420
2.5% 10/1/51 (n)		21,000,000	21,771,099
3% 9/1/51 (n)		8,150,000	8,525,027
3% 9/1/51 (n)		9,750,000	10,198,652
3% 9/1/51 (n)		5,650,000	5,909,988
3% 9/1/51 (n)		9,900,000	10,355,554
3% 9/1/51 (n)		14,200,000	14,853,422
3% 9/1/51 (n)		8,500,000	8,891,133
3% 9/1/51 (n)		8,400,000	8,786,531
3% 9/1/51 (n)		7,750,000	8,106,621
3% 9/1/51 (n)		17,950,000	18,775,980
3% 9/1/51 (n)		4,550,000	4,759,371
3% 9/1/51 (n)		5,200,000	5,439,281
3% 9/1/51 (n)		3,200,000	3,347,250
3% 9/1/51 (n)		3,200,000	3,347,250
3% 9/1/51 (n)		2,100,000	2,196,633
3% 9/1/51 (n)		2,100,000	2,196,633
3% 9/1/51 (n)		5,650,000	5,909,988
3% 10/1/51 (n)		7,750,000	8,102,383
3% 10/1/51 (n)		7,750,000	8,102,383
3.5% 9/1/51 (n)		17,200,000	18,194,375
3.5% 9/1/51 (n)		7,000,000	7,404,688
3.5% 9/1/51 (n)		5,450,000	5,765,078
3.5% 9/1/51 (n)		7,900,000	8,356,719
3.5% 9/1/51 (n)		900,000	952,031
3.5% 9/1/51 (n)		2,975,000	3,146,992
3.5% 9/1/51 (n)		7,900,000	8,356,719
3.5% 9/1/51 (n)		8,800,000	9,308,750
3.5% 10/1/51 (n)		7,900,000	8,361,347

TOTAL UNIFORM MORTGAGE BACKED SECURITIES			1,068,251,952

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,615,891,143)			2,662,068,647

Asset-Backed Securities - 5.0%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (d)		$4,267,818	$4,193,491
Series 2019-1 Class A, 3.844% 5/15/39 (d)		6,715,804	6,651,345
Series 2019-2:
Class A, 3.376% 10/16/39 (d)		11,477,214	11,208,899
Class B, 4.458% 10/16/39 (d)		2,087,167	1,735,776
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (d)		4,343,000	4,351,611
AIMCO CLO Ltd.:
Series 2020-11A Class A1, 3 month U.S. LIBOR + 1.380% 1.5061% 10/15/31 (d)(f)(g)		9,578,000	9,585,509
Series 2021-12A Class A, 3 month U.S. LIBOR + 1.210% 1.3439% 1/17/32 (d)(f)(g)		15,580,000	15,579,953
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, 3 month U.S. LIBOR + 0.990% 1.1879% 4/20/34 (d)(f)(g)		19,226,000	19,232,152
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.4643% 1/20/33 (d)(f)(g)		6,180,000	6,187,509
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 1.2907% 7/20/34 (d)(f)(g)		9,447,000	9,454,085
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)		261,000	287,694
Series 2015-SFR1 Class E, 5.639% 4/17/52 (d)		595,000	644,830
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (d)		611,000	683,044
Class XS, 0% 10/17/52 (c)(d)(f)(o)		415,109	4
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (d)		5,675,080	5,624,716
Class B, 4.335% 1/16/40 (d)		972,650	697,569
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 10/15/32 (d)(f)(g)		11,120,000	11,124,548
Ares CLO Ltd. Series 2020-58A Class A, 3 month U.S. LIBOR + 1.220% 1.3461% 1/15/33 (d)(f)(g)		12,410,000	12,422,956
Ares LIX CLO Ltd. Series 2021-59A Class A, 3 month U.S. LIBOR + 1.030% 1.2149% 4/25/34 (d)(f)(g)		6,374,000	6,355,260
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 1.2561% 7/15/34 (d)(f)(g)		12,053,000	12,066,536
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 1.1961% 4/15/34 (d)(f)(g)		13,319,000	13,325,486
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.3839% 4/17/33 (d)(f)(g)		4,451,000	4,458,059
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 1 month U.S. LIBOR + 4.200% 4.0666% 6/26/34 (d)(f)(g)		3,164	12,104
Babson CLO Ltd./Cayman Islands Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.400% 1.5261% 10/15/32 (d)(f)(g)		15,207,000	15,215,121
Barings CLO Ltd.:
Series 2021-1A Class A, 3 month U.S. LIBOR + 1.020% 1.02% 4/25/34 (d)(f)(g)		14,004,000	14,013,145
Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 1.3543% 1/20/32 (d)(f)(g)		15,650,000	15,652,410
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.4639% 1/17/33 (d)(f)(g)		7,072,000	7,082,672
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (d)		11,967,521	12,053,441
Class AA, 2.487% 12/16/41 (d)(f)		1,719,438	1,730,980
Series 2021-1A Class A, 2.443% 7/15/46 (d)		17,496,396	17,646,813
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.1161% 4/15/29 (d)(f)(g)		13,314,000	13,291,672
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (d)		10,101,625	10,104,417
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (d)		9,886,603	9,891,713
Class B, 5.095% 4/15/39 (d)		4,356,038	4,183,273
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (d)		8,952,383	8,948,017
Series 2021-1A Class A, 3.474% 1/15/46 (d)		3,591,583	3,709,524
Cedar Funding Ltd. Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.4743% 10/20/32 (d)(f)(g)		9,285,000	9,293,477
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2020-12A Class A, 3 month U.S. LIBOR + 1.270% 1.3953% 10/25/32 (d)(f)(g)		8,999,000	9,000,755
CEDF Series 2021-6A Class ARR, 3 month U.S. LIBOR + 1.050% 1.1843% 4/20/34 (d)(f)(g)		11,637,000	11,650,336
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.8343% 7/20/31 (d)(f)(g)		12,672,000	12,707,317
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.4344% 10/25/37 (d)(f)(g)		2,612,415	2,635,372
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 1.3343% 4/20/34 (d)(f)(g)		15,500,000	15,482,392
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 1.4443% 1/20/34 (d)(f)(g)		20,650,000	20,676,948
COMM Mortgage Trust Series 2021-LBA Class G, 1 month U.S. LIBOR + 2.650% 2.746% 3/15/38 (d)(f)(g)		840,000	841,800
Consumer Loan Underlying Bond Credit Trust Series 2019-HP1 Class A, 2.59% 12/15/26 (d)		1,258,959	1,267,929
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 3.9123% 1/28/40 (c)(d)(f)(g)		203,628	20
DataBank Issuer, LLC Series 2021-1A Class B, 2.65% 2/27/51 (d)		231,000	235,046
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (d)		6,082,395	6,122,782
Class A2II, 4.03% 11/20/47 (d)		10,305,235	10,936,225
Diamond Infrastructure Funding LLC Series 2021-1A Class C, 3.475% 4/15/49 (d)		214,000	213,984
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (d)		557,000	562,955
Dryden CLO, Ltd.:
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.4643% 10/20/32 (d)(f)(g)		12,449,000	12,457,428
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 1.3539% 1/18/32 (d)(f)(g)		6,590,000	6,594,580
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2020-85A Class A1, 3 month U.S. LIBOR + 1.350% 1.4761% 10/15/32 (d)(f)(g)		11,115,000	11,119,824
Dryden Senior Loan Fund Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 1.3139% 4/17/33 (d)(f)(g)		8,700,000	8,708,274
Eaton Vance CLO, Ltd.:
Series 2020-1A Class A, 3 month U.S. LIBOR + 1.650% 1.7761% 10/15/30 (d)(f)(g)		15,800,000	15,800,000
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.370% 1.4961% 10/15/32 (d)(f)(g)		16,200,000	16,216,897
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 1.3761% 1/15/34 (d)(f)(g)		3,200,000	3,203,091
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (d)		6,500,000	6,508,646
FirstKey Homes Trust:
Series 2020-SFR1 Class F2, 4.284% 8/17/37 (d)		420,000	434,901
Series 2021-SFR1 Class F1, 3.238% 8/17/38 (d)		265,000	266,465
Flatiron CLO Ltd.:
Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.4448% 11/16/32 (d)(f)(g)		12,358,000	12,366,947
Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.110% 1.2613% 7/19/34 (d)(f)(g)		8,589,000	8,597,391
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.4309% 11/20/33 (d)(f)(g)		15,400,000	15,424,594
Home Partners of America Trust:
Series 2017-1 Class E, 1 month U.S. LIBOR + 2.650% 2.743% 7/17/34 (d)(f)(g)		153,000	153,214
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 2.443% 7/17/37 (d)(f)(g)		389,000	388,999
Series 2019-2 Class F, 3.866% 10/19/39 (d)		503,068	508,502
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (d)		5,104,325	5,190,437
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (d)		5,163,299	5,165,322
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 1.3361% 1/15/33 (d)(f)(g)		7,620,000	7,627,361
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 1.0583% 1/22/28 (d)(f)(g)		9,334,662	9,334,643
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 1.3358% 4/19/34 (d)(f)(g)		16,420,000	16,462,873
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 1.2461% 7/15/34 (d)(f)(g)		8,675,000	8,678,227
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, 3 month U.S. LIBOR + 1.200% 1.3383% 1/22/31 (d)(f)(g)		3,536,000	3,536,347
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 10/15/32 (d)(f)(g)		5,990,000	6,002,064
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 0% 10/20/34 (d)(f)(g)		2,957,000	2,957,000
Magnetite XXI Ltd.:
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 1/15/33 (d)(f)(g)		18,686,000	18,698,239
Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.020% 1.1543% 4/20/34 (d)(f)(g)		11,245,000	11,271,122
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 1.1161% 1/15/34 (d)(f)(g)		14,050,000	14,051,054
Marlette Funding Trust Series 2019-4A Class A, 2.39% 12/17/29 (d)		1,105,670	1,109,698
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.2043% 10/20/30 (d)(f)(g)		13,378,000	13,378,896
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (d)		8,323,245	8,318,842
North Carolina State Ed Assistance Auth. Student Loan Rev. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.800% 0.9253% 7/25/25 (f)(g)		113,584	113,828
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.3294% 1/25/36 (f)(g)		344,612	345,232
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 3% 10/20/34 (d)(f)(g)(n)		4,882,000	4,882,000
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2II, 4.666% 9/5/48 (d)		20,592,688	21,293,045
Series 2019-1A Class A2, 3.858% 12/5/49 (d)		9,636,255	9,939,315
Progress Residential Trust:
Series 2018-SFR3:
Class F, 5.368% 10/17/35 (d)		392,000	393,724
Class G, 5.618% 10/17/35 (d)		336,000	335,814
Series 2019-SFR1 Class F, 5.061% 8/17/35 (d)		330,000	336,597
Series 2019-SFR2 Class F, 4.837% 5/17/36 (d)		116,000	118,160
Series 2019-SFR3 Class G, 4.116% 9/17/36 (d)		263,000	267,141
Series 2019-SFR4 Class F, 3.684% 10/17/36 (d)		1,082,000	1,107,840
Series 2020-SFR1:
Class G, 4.028% 4/17/37 (d)		378,000	383,907
Class H, 5.268% 4/17/37 (d)		105,000	108,643
Series 2020-SFR3 Class H, 6.234% 10/17/27 (d)		273,000	276,265
Series 2021-SFR2 Class H, 4.998% 4/19/38 (d)		401,000	402,434
Series 2021-SFR6:
Class F, 3.422% 7/17/38 (d)		315,000	316,657
Class G, 4.003% 7/17/38 (d)		168,000	168,524
Series 2021-SFR8:
Class F, 3.181% 9/17/38 (d)		203,000	203,156
Class G, 4.005% 9/17/38 (d)		510,000	510,388
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (d)		9,705,767	9,662,491
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 1.12% 4/20/34 (d)(f)(g)		15,987,000	16,005,257
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (d)		10,724,633	10,704,086
Class B, 4.335% 3/15/40 (d)		1,071,663	943,732
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (d)		12,474,000	13,035,349
1.884% 7/15/50 (d)		4,985,000	5,092,412
2.328% 7/15/52 (d)		3,812,000	3,920,565
Symphony CLO XXIII Ltd. Series 2020-23A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 1/15/34 (d)(f)(g)		9,200,000	9,208,170
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, 3 month U.S. LIBOR + 0.980% 1.1653% 4/19/34 (d)(f)(g)		14,155,000	14,165,503
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 1.2143% 4/20/33 (d)(f)(g)		12,250,000	12,240,200
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 3 month U.S. LIBOR + 4.500% 4.6214% 12/5/36 (c)(d)(f)(g)		374,561	28
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1343% 1/20/29 (d)(f)(g)		8,903,000	8,914,485
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9444% 9/25/34 (f)(g)		9,027	8,435
Thunderbolt Aircraft Lease Ltd.:
Series 2017-A Class A, 4.212% 5/17/32 (d)		6,346,992	6,352,376
Series 2018-A Class A, 4.147% 9/15/38 (d)(f)		11,309,828	11,274,322
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (d)		15,612,917	15,501,613
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.7158% 3/25/58 (d)(f)		3,231,404	3,412,018
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.6979% 4/6/42 (d)(f)(g)		934,000	628,548
Tricon American Homes:
Series 2018-SFR1 Class F, 4.96% 5/17/37 (d)		883,000	932,682
Series 2019-SFR1 Class F, 3.745% 3/17/38 (d)		525,000	539,064
Series 2020-SFR1 Class F, 4.882% 7/17/38 (d)		151,000	159,754
Upstart Securitization Trust Series 2021-1 Class A, 0.87% 3/20/31 (d)		1,272,716	1,275,252
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (d)		403,000	410,580
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.4043% 7/20/32 (d)(f)(g)		13,214,000	13,215,599
Voya CLO Ltd./Voya CLO LLC:
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.7339% 7/19/31 (d)(f)(g)		15,600,000	15,600,000
Series 2020-3A Class A1, 3 month U.S. LIBOR + 1.300% 1.4343% 10/20/31 (d)(f)(g)		20,400,000	20,404,162
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 1.16% 7/19/34 (d)(f)(g)		8,182,000	8,182,843
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 1.15% 7/16/34 (d)(f)(g)		8,180,000	8,181,587
TOTAL ASSET-BACKED SECURITIES
(Cost $888,257,505)			893,039,333

Collateralized Mortgage Obligations - 1.0%
Private Sponsor - 0.4%
Ajax Mortgage Loan Trust sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (d)		5,629,152	5,717,375
BCAP LLC Trust sequential payer Series 2012-RR5 Class 8A5, 0.4836% 7/26/36 (d)(f)		24,707	24,569
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (d)(f)		7,834,995	7,840,205
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (d)		8,899,372	8,900,776
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (d)		6,943,325	6,955,660
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (d)(f)		628,770	628,992
Countrywide Home Loans, Inc. Series 2003-R1 Class 2B4, 3.3614% 2/25/43 (c)(d)(f)		1,843	280
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.3816% 5/27/37 (d)(f)(g)		959,020	942,528
Series 2014-3R Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (c)(d)(f)(g)		86,634	9
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (d)(f)		24,365,000	24,774,040
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (d)		3,200,000	3,201,382
RBSSP Resecuritization Trust sequential payer Series 2010-1 Class 2A1, 2.1472% 7/26/45 (d)(f)		33,811	33,792
RMF Buyout Issuance Trust Series 2020-HB1 Class A1, 1.7188% 10/25/50 (d)		3,399,432	3,446,334
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (f)(g)		2,259	2,212
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (d)(f)(g)		7,480,000	7,483,815
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.7244% 9/25/43 (f)(g)		1,095,348	1,081,308

TOTAL PRIVATE SPONSOR			71,033,277

U.S. Government Agency - 0.6%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 0.8844% 2/25/32 (f)(g)		3,729	3,791
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 1.0885% 3/18/32 (f)(g)		6,795	6,942
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.0844% 4/25/32 (f)(g)		7,726	7,909
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 1.0844% 10/25/32 (f)(g)		9,944	10,170
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 0.8344% 1/25/32 (f)(g)		3,568	3,622
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 8.0156% 12/25/33 (f)(o)(p)		127,709	32,708
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 6.5956% 11/25/36 (f)(o)(p)		91,869	18,653
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22		771	795
Series 1993-207 Class H, 6.5% 11/25/23		21,517	22,588
Series 1996-28 Class PK, 6.5% 7/25/25		8,224	8,669
Series 1999-17 Class PG, 6% 4/25/29		44,201	48,843
Series 1999-32 Class PL, 6% 7/25/29		50,120	55,569
Series 1999-33 Class PK, 6% 7/25/29		34,674	38,487
Series 2001-52 Class YZ, 6.5% 10/25/31		5,362	6,196
Series 2003-28 Class KG, 5.5% 4/25/23		9,875	10,174
Series 2005-102 Class CO 11/25/35 (q)		24,551	22,848
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 17.3306% 8/25/35 (f)(p)		6,275	8,396
Series 2005-81 Class PC, 5.5% 9/25/35		68,053	75,566
Series 2006-12 Class BO 10/25/35 (q)		112,194	104,553
Series 2006-15 Class OP 3/25/36 (q)		128,708	118,841
Series 2006-37 Class OW 5/25/36 (q)		12,501	11,316
Series 2006-45 Class OP 6/25/36 (q)		39,945	36,192
Series 2006-62 Class KP 4/25/36 (q)		64,159	59,461
Series 2012-149:
Class DA, 1.75% 1/25/43		1,254,482	1,284,866
Class GA, 1.75% 6/25/42		1,358,955	1,392,473
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27		9,361	10,546
Series 1999-25 Class Z, 6% 6/25/29		40,197	45,022
Series 2001-20 Class Z, 6% 5/25/31		50,140	55,945
Series 2001-31 Class ZC, 6.5% 7/25/31		25,000	28,350
Series 2002-16 Class ZD, 6.5% 4/25/32		16,763	19,428
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 7.4656% 11/25/32 (f)(o)(p)		56,681	7,388
Series 2012-67 Class AI, 4.5% 7/25/27 (o)		184,381	10,249
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 6.5556% 12/25/36 (f)(o)(p)		60,866	15,583
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 6.3556% 5/25/37 (f)(o)(p)		34,729	7,646
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 19.5611% 9/25/23 (f)(p)		1,059	1,195
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 8.0156% 3/25/33 (f)(o)(p)		8,375	1,875
Series 2005-72 Class ZC, 5.5% 8/25/35		525,494	592,766
Series 2005-79 Class ZC, 5.9% 9/25/35		376,067	430,175
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 40.1137% 6/25/37 (f)(p)		29,241	60,834
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 39.0937% 7/25/37 (f)(p)		44,765	92,685
Class SB, 39.600% - 1 month U.S. LIBOR 39.0937% 7/25/37 (f)(p)		14,625	26,672
Series 2007-75 Class JI, 6.540% - 1 month U.S. LIBOR 6.4606% 8/25/37 (f)(o)(p)		1,318,722	283,805
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 6.2656% 3/25/38 (f)(o)(p)		220,283	45,711
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.9656% 12/25/40 (f)(o)(p)		222,391	41,404
Class ZA, 4.5% 12/25/40		692,393	773,902
Series 2010-139 Class NI, 4.5% 2/25/40 (o)		104,007	4,956
Series 2010-150 Class ZC, 4.75% 1/25/41		1,210,213	1,370,515
Series 2010-95 Class ZC, 5% 9/25/40		2,548,379	2,859,028
Series 2011-39 Class ZA, 6% 11/25/32		155,202	177,733
Series 2011-4 Class PZ, 5% 2/25/41		430,513	526,646
Series 2011-67 Class AI, 4% 7/25/26 (o)		31,263	1,412
Series 2011-83 Class DI, 6% 9/25/26 (o)		8,839	188
Series 2012-100 Class WI, 3% 9/25/27 (o)		736,432	51,812
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.5656% 12/25/30 (f)(o)(p)		158,763	8,901
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.4656% 6/25/41 (f)(o)(p)		144,065	6,460
Series 2013-133 Class IB, 3% 4/25/32 (o)		330,549	11,401
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.9656% 1/25/44 (f)(o)(p)		233,530	43,302
Series 2013-51 Class GI, 3% 10/25/32 (o)		847,830	57,276
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 6.6356% 6/25/35 (f)(o)(p)		177,834	33,212
Series 2015-42 Class IL, 6% 6/25/45 (o)		1,282,122	247,699
Series 2015-70 Class JC, 3% 10/25/45		1,123,134	1,187,704
Series 2017-30 Class AI, 5.5% 5/25/47 (o)		727,635	141,356
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (o)		33,860	6,074
Series 343 Class 16, 5.5% 5/25/34 (o)		29,476	4,778
Series 348 Class 14, 6.5% 8/25/34 (f)(o)		21,330	4,677
Series 351:
Class 12, 5.5% 4/25/34 (f)(o)		13,144	2,370
Class 13, 6% 3/25/34 (o)		18,970	3,451
Series 359 Class 19, 6% 7/25/35 (f)(o)		11,474	2,285
Series 384 Class 6, 5% 7/25/37 (o)		135,706	23,485
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 0.8955% 1/15/32 (f)(g)		2,959	3,008
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 0.9955% 3/15/32 (f)(g)		4,070	4,154
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 1.0955% 3/15/32 (f)(g)		4,322	4,419
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 0.9955% 6/15/31 (f)(g)		7,273	7,411
Class FG, 1 month U.S. LIBOR + 0.900% 0.9955% 3/15/32 (f)(g)		2,319	2,364
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 0.3455% 5/15/37 (f)(g)		169,190	169,717
planned amortization class:
Series 2095 Class PE, 6% 11/15/28		54,291	60,369
Series 2101 Class PD, 6% 11/15/28		4,657	5,177
Series 2121 Class MG, 6% 2/15/29		20,502	22,749
Series 2131 Class BG, 6% 3/15/29		158,529	176,456
Series 2137 Class PG, 6% 3/15/29		24,633	27,447
Series 2154 Class PT, 6% 5/15/29		40,192	44,781
Series 2162 Class PH, 6% 6/15/29		8,504	9,410
Series 2520 Class BE, 6% 11/15/32		60,918	69,699
Series 2693 Class MD, 5.5% 10/15/33		629,367	714,489
Series 2802 Class OB, 6% 5/15/34		62,508	70,087
Series 3002 Class NE, 5% 7/15/35		162,497	181,036
Series 3110 Class OP 9/15/35 (q)		63,141	61,080
Series 3119 Class PO 2/15/36 (q)		154,395	142,159
Series 3121 Class KO 3/15/36 (q)		24,212	22,439
Series 3123 Class LO 3/15/36 (q)		88,210	81,426
Series 3145 Class GO 4/15/36 (q)		86,889	80,530
Series 3189 Class PD, 6% 7/15/36		136,047	158,757
Series 3225 Class EO 10/15/36 (q)		45,690	41,724
Series 3258 Class PM, 5.5% 12/15/36		62,376	71,341
Series 3415 Class PC, 5% 12/15/37		60,163	67,266
Series 3786 Class HI, 4% 3/15/38 (o)		25,228	146
Series 3806 Class UP, 4.5% 2/15/41		292,247	311,105
Series 3832 Class PE, 5% 3/15/41		672,078	749,496
Series 4135 Class AB, 1.75% 6/15/42		1,021,816	1,047,047
sequential payer:
Series 2135 Class JE, 6% 3/15/29		11,111	12,315
Series 2274 Class ZM, 6.5% 1/15/31		15,265	17,231
Series 2281 Class ZB, 6% 3/15/30		30,269	33,610
Series 2303 Class ZV, 6% 4/15/31		14,781	16,536
Series 2357 Class ZB, 6.5% 9/15/31		113,082	130,587
Series 2502 Class ZC, 6% 9/15/32		28,099	32,084
Series 2519 Class ZD, 5.5% 11/15/32		40,595	45,135
Series 2546 Class MJ, 5.5% 3/15/23		6,571	6,780
Series 2601 Class TB, 5.5% 4/15/23		2,935	3,026
Series 2998 Class LY, 5.5% 7/15/25		20,003	21,535
Series 3871 Class KB, 5.5% 6/15/41		961,780	1,119,737
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 6.5045% 2/15/36 (f)(o)(p)		40,805	8,047
Series 2013-4281 Class AI, 4% 12/15/28 (o)		276,025	11,183
Series 2017-4683 Class LM, 3% 5/15/47		1,714,462	1,810,524
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 46.1793% 8/15/24 (f)(p)		33	36
Class SD, 86.400% - 1 month U.S. LIBOR 85.2085% 8/15/24 (f)(p)		48	57
Series 2933 Class ZM, 5.75% 2/15/35		774,520	901,923
Series 2935 Class ZK, 5.5% 2/15/35		653,185	729,888
Series 2947 Class XZ, 6% 3/15/35		250,868	289,303
Series 2996 Class ZD, 5.5% 6/15/35		543,383	627,112
Series 3237 Class C, 5.5% 11/15/36		724,053	823,195
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 6.5645% 11/15/36 (f)(o)(p)		186,018	43,363
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 6.6545% 3/15/37 (f)(o)(p)		293,130	71,433
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 6.6645% 4/15/37 (f)(o)(p)		408,914	93,545
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 6.4845% 6/15/37 (f)(o)(p)		141,895	28,832
Series 3949 Class MK, 4.5% 10/15/34		115,935	127,215
Series 3955 Class YI, 3% 11/15/21 (o)		6,140	11
Series 4055 Class BI, 3.5% 5/15/31 (o)		340,273	14,820
Series 4149 Class IO, 3% 1/15/33 (o)		433,100	47,032
Series 4314 Class AI, 5% 3/15/34 (o)		108,265	6,260
Series 4427 Class LI, 3.5% 2/15/34 (o)		778,390	59,181
Series 4471 Class PA 4% 12/15/40		655,071	701,312
target amortization class Series 2156 Class TC, 6.25% 5/15/29		24,405	26,436
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 0.9931% 2/15/24 (f)(g)		5,988	6,018
sequential payer:
Series 2043 Class ZH, 6% 4/15/28		17,068	18,876
Series 2056 Class Z, 6% 5/15/28		45,962	50,990
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40		1,393,129	1,514,202
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57		3,361,266	3,637,570
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.5945% 6/16/37 (f)(o)(p)		80,339	17,545
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 0.7661% 3/20/60 (f)(g)(r)		1,065,341	1,070,132
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.4161% 7/20/60 (f)(g)(r)		151,240	151,276
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.4029% 9/20/60 (f)(g)(r)		181,769	181,684
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.4029% 8/20/60 (f)(g)(r)		169,362	169,287
Series 2010-H27 Class FA, 1 month U.S. LIBOR + 0.380% 0.4829% 12/20/60 (f)(g)(r)		372,183	372,731
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 12/20/60 (f)(g)(r)		423,868	425,442
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 2/20/61 (f)(g)(r)		549,966	551,605
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.5929% 2/20/61 (f)(g)(r)		866,509	868,876
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 4/20/61 (f)(g)(r)		384,516	386,003
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.6029% 5/20/61 (f)(g)(r)		576,938	579,136
Class FC, 1 month U.S. LIBOR + 0.500% 0.6029% 5/20/61 (f)(g)(r)		446,435	448,202
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.6329% 6/20/61 (f)(g)(r)		541,425	543,711
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.7029% 10/20/61 (f)(g)(r)		1,038,030	1,044,134
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.8029% 11/20/61 (f)(g)(r)		573,012	577,607
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.8029% 1/20/62 (f)(g)(r)		369,248	372,004
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.7329% 1/20/62 (f)(g)(r)		530,487	533,843
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.7329% 3/20/62 (f)(g)(r)		328,405	330,284
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.7529% 5/20/61 (f)(g)(r)		10,190	10,276
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 0.6229% 10/20/62 (f)(g)(r)		269,459	270,530
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 0.6329% 7/20/60 (f)(g)(r)		7,096	7,098
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 0.4629% 3/20/63 (f)(g)(r)		448,681	449,090
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 0.7029% 1/20/64 (f)(g)(r)		457,017	459,329
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 0.7029% 12/20/63 (f)(g)(r)		1,848,142	1,857,674
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 0.6029% 6/20/64 (f)(g)(r)		2,185,182	2,193,289
Series 2014-H20 Class BF, 1 month U.S. LIBOR + 0.500% 0.6029% 9/20/64 (f)(g)(r)		7,230,569	7,258,130
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.5029% 12/20/62 (f)(g)(r)		26,715	26,776
Series 2019-11 Class F, 1 month U.S. LIBOR + 0.400% 0.4884% 1/20/49 (f)(g)		3,088,437	3,122,733
Series 2019-128 Class FH, 1 month U.S. LIBOR + 0.500% 0.5884% 10/20/49 (f)(g)		1,096,777	1,106,408
Series 2019-153 Class FB, 1 month U.S. LIBOR + 0.450% 0.5384% 12/20/49 (f)(g)		3,566,769	3,600,534
Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 0.5384% 2/20/49 (f)(g)		2,171,058	2,199,951
Series 2019-65 Class BF, 1 month U.S. LIBOR + 0.400% 0.4884% 5/20/49 (f)(g)		2,525,547	2,559,841
Series 2019-98 Class FN, 1 month U.S. LIBOR + 0.500% 0.5884% 8/20/49 (f)(g)		1,581,263	1,600,956
Series 2020-32 Class GF, 1 month U.S. LIBOR + 0.400% 0.4884% 3/20/50 (f)(g)		3,357,807	3,383,678
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.8232% 12/20/40 (f)(p)		1,167,252	1,391,580
Series 2011-136 Class WI, 4.5% 5/20/40 (o)		43,072	2,793
Series 2016-69 Class WA, 3% 2/20/46		1,023,237	1,084,220
Series 2017-134 Class BA, 2.5% 11/20/46		1,534,960	1,596,551
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34		232,912	259,659
Series 2010-160 Class DY, 4% 12/20/40		2,282,847	2,473,382
Series 2010-170 Class B, 4% 12/20/40		515,309	558,405
Series 2017-139 Class BA, 3% 9/20/47		5,037,160	5,379,597
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 6.4045% 5/16/34 (f)(o)(p)		46,595	8,857
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.1045% 8/17/34 (f)(o)(p)		46,429	10,450
Series 2010-116 Class QB, 4% 9/16/40		5,280,920	5,704,007
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 0.4261% 5/20/60 (f)(g)(r)		434,374	434,471
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 6.0116% 7/20/41 (f)(o)(p)		197,861	36,725
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.6045% 6/16/42 (f)(o)(p)		172,583	35,887
Series 2013-124 Class ES, 8.667% - 1 month U.S. LIBOR 8.5488% 4/20/39 (f)(p)		30,287	31,264
Series 2013-149 Class MA, 2.5% 5/20/40		2,368,259	2,436,392
Series 2014-2 Class BA, 3% 1/20/44		2,776,216	2,939,568
Series 2014-21 Class HA, 3% 2/20/44		1,048,109	1,110,235
Series 2014-25 Class HC, 3% 2/20/44		1,776,942	1,879,224
Series 2014-5 Class A, 3% 1/20/44		1,559,355	1,642,593
Series 2015-H13 Class HA, 2.5% 8/20/64 (r)		45,661	46,617
Series 2017-186 Class HK, 3% 11/16/45		2,507,359	2,648,984
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.43% 8/20/66 (f)(g)(r)		4,572,159	4,530,508

TOTAL U.S. GOVERNMENT AGENCY			105,183,523

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $172,661,050)			176,216,800

Commercial Mortgage Securities - 3.7%
ALEN Mortgage Trust floater Series 2021-ACEN Class F, 1 month U.S. LIBOR + 5.000% 5.096% 4/15/34 (d)(f)(g)		578,000	578,181
Ashford Hospitality Trust floater Series 2018-ASHF Class E, 1 month U.S. LIBOR + 3.100% 3.196% 4/15/35 (d)(f)(g)		397,000	389,107
Atrium Hotel Portfolio Trust floater Series 2018-ATRM Class D, 1 month U.S. LIBOR + 2.300% 2.396% 6/15/35 (d)(f)(g)		172,000	171,576
BAMLL Commercial Mortgage Securities Trust:
floater:
Series 2019-AHT Class E, 1 month U.S. LIBOR + 3.200% 3.296% 3/15/34 (d)(f)(g)		567,000	557,083
Series 2019-RLJ Class D, 1 month U.S. LIBOR + 1.950% 2.046% 4/15/36 (d)(f)(g)		1,045,000	1,014,439
Series 2021-JACX Class E, 1 month U.S. LIBOR + 3.750% 3.85% 9/15/38 (d)(f)(g)		627,000	627,014
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.846% 11/15/30 (d)(f)(g)		11,782,000	11,966,487
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (d)		6,400,000	6,602,191
Class ANM, 3.112% 11/5/32 (d)		7,809,000	8,135,025
Series 2015-200P Class F, 3.7157% 4/14/33 (d)(f)		455,000	466,440
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (d)		1,753,000	1,746,804
Class CNM, 3.8425% 11/5/32 (d)(f)		725,000	695,432
BANK:
sequential payer Series 2019-BN21 Class A5, 2.851% 10/17/52		1,355,000	1,460,742
Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)		782,000	750,329
Series 2017-BNK6 Class D, 3.1% 7/15/60 (d)		455,000	418,699
Series 2017-BNK8:
Class D, 2.6% 11/15/50 (d)		960,000	890,742
Class E, 2.8% 11/15/50 (d)		609,000	439,627
Series 2018-BN12 Class D, 3% 5/15/61 (d)		487,000	426,855
Series 2018-BN15:
Class D, 3% 11/15/61 (d)		430,000	385,594
Class E, 3% 11/15/61 (d)		430,000	354,790
Series 2019-BN18 Class D, 3% 5/15/62 (d)		648,000	610,168
Series 2019-BN19 Class D, 3% 8/15/61 (d)		946,000	898,082
Series 2020-BN27 Class D, 2.5% 4/15/63 (d)		243,000	220,543
Series 2020-BN28 Class E, 2.5% 3/15/63 (d)		252,000	219,684
Series 2020-BN29 Class E, 2.5% 11/15/53 (d)		294,000	257,595
Series 2020-BN30:
Class E, 2.5% 12/15/53 (d)		189,000	165,597
Class MCDG, 3.0155% 12/15/53 (f)		819,000	729,993
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3:
Class C, 4.352% 2/15/50 (f)		347,000	359,083
Class D, 3.25% 2/15/50 (d)		675,000	644,165
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class XA, 1.9848% 7/15/49 (f)(o)		12,649,121	852,465
Barclays Commercial Mortgage Securities LLC Series 2019-C5 Class D, 2.5% 11/15/52 (d)		188,000	169,242
Bayview Commercial Asset Trust Series 2006-3A, Class IO, 0% 10/25/36 (c)(d)(f)(o)		694,335	0
BBCMS Mortgage Trust:
sequential payer Series 2020-C8 Class E, 2.25% 10/15/53 (d)		830,000	671,626
Series 2016-ETC:
Class D, 3.7292% 8/14/36 (d)(f)		483,000	460,198
Class E, 3.7292% 8/14/36 (d)(f)		363,000	323,639
Series 2020-C6 Class E, 2.4% 2/15/53 (d)		348,000	293,569
Series 2020-C7 Class D, 3.718% 4/15/53 (d)(f)		210,000	208,016
BCP Trust floater Series 2021-330N Class F, 1 month U.S. LIBOR + 4.630% 4.73% 6/15/38 (d)(f)(g)		597,000	592,710
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51		1,536,000	1,771,989
Series 2019-B14:
Class 225D, 3.4041% 12/15/62 (d)(f)		399,000	383,454
Class 225E, 3.4041% 12/15/62 (d)(f)		269,000	244,296
Series 2020-B20 Class E, 2% 10/15/53 (d)		588,000	461,683
Series 2018-B7:
Class D, 3% 5/15/53 (d)(f)		351,000	331,087
Class E, 3% 5/15/53 (d)(f)		351,000	310,229
Series 2020-B18:
Class AGNG, 4.5348% 7/15/53 (d)(f)		1,113,000	1,099,857
Class D, 2.25% 7/15/53 (d)		777,000	678,239
Series 2020-B21:
Class D, 2% 12/17/53 (d)		446,000	387,782
Class E, 2% 12/17/53 (d)		420,000	318,986
Series 2020-B22 Class E, 2% 1/15/54 (d)		502,000	386,554
Series 2020-IG2:
Class C, 3.4028% 9/15/48 (d)(f)		315,000	314,832
Class D, 3.4028% 9/15/48 (d)(f)		379,000	341,437
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (d)(f)		789,000	652,273
Series 2021-B25:
Class 300D, 3.094% 4/15/54 (d)(f)		850,000	779,580
Class 300E, 3.094% 4/15/54 (d)		282,000	249,288
BFLD Trust:
floater Series 2020-EYP Class G, 1 month U.S. LIBOR + 4.850% 4.946% 10/15/35 (d)(f)(g)		558,000	556,327
floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (d)(f)(g)		6,971,000	7,047,105
BHP Trust floater Series 2019-BXHP Class F, 1 month U.S. LIBOR + 2.930% 3.034% 8/15/36 (d)(f)(g)		319,900	319,656
Braemar Hotels & Resorts Trust floater Series 2018-PRME Class E, 1 month U.S. LIBOR + 2.400% 2.496% 6/15/35 (d)(f)(g)		168,000	163,266
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA:
Class E, 1 month U.S. LIBOR + 1.950% 2.0471% 3/15/37 (d)(f)(g)		399,000	399,506
Class F, 1 month U.S. LIBOR + 2.470% 2.5671% 3/15/37 (d)(f)(g)		694,000	694,844
Series 2019-CALM Class E, 1 month U.S. LIBOR + 2.000% 2.096% 11/15/32 (d)(f)(g)		189,000	189,000
Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.096% 12/15/36 (d)(f)(g)		6,843,833	6,843,831
Class C, 1 month U.S. LIBOR + 1.120% 1.216% 12/15/36 (d)(f)(g)		5,460,164	5,458,526
Class D, 1 month U.S. LIBOR + 1.250% 1.346% 12/15/36 (d)(f)(g)		9,255,586	9,252,814
Class G, 1 month U.S. LIBOR + 2.500% 2.596% 12/15/36 (d)(f)(g)		1,725,106	1,724,593
Series 2020-FOX Class G, 1 month U.S. LIBOR + 4.750% 4.846% 11/15/32 (d)(f)(g)		515,984	518,863
Series 2021-FOX Class F, 1 month U.S. LIBOR + 4.250% 4.346% 11/15/32 (d)(f)(g)		324,057	325,478
Series 2021-MC Class G, 1 month U.S. LIBOR + 3.080% 3.1828% 4/15/34 (d)(f)(g)		397,500	384,144
Series 2021-SOAR Class F, 2.446% 6/15/38 (d)		714,000	716,893
Series 2021-VINO Class G, 1 month U.S. LIBOR + 3.950% 4.0483% 5/15/38 (d)(f)(g)		1,261,000	1,276,560
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 0.972% 11/15/32 (d)(f)(g)		3,068,000	3,069,920
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (d)(f)(g)		18,422,511	18,446,664
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.096% 11/15/32 (d)(f)(g)		9,846,129	9,864,652
Series 2020-VIVA:
Class D, 3.667% 3/11/44 (d)(f)		2,936,000	3,053,320
Class E, 3.667% 3/11/44 (d)(f)		1,518,000	1,533,471
BX Trust:
floater:
Series 2017-APPL Class F, 1 month U.S. LIBOR + 4.250% 4.346% 7/15/34 (d)(f)(g)		646,000	647,235
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 2.721% 9/15/37 (d)(f)(g)		3,291,969	2,777,404
Series 2018-IND:
Class F, 1 month U.S. LIBOR + 1.800% 1.896% 11/15/35 (d)(f)(g)		3,875,200	3,882,328
Class G, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/35 (d)(f)(g)		819,700	821,954
Class H, 1 month U.S. LIBOR + 3.000% 3.096% 11/15/35 (d)(f)(g)		301,000	301,271
Series 2019-ATL Class E, 1 month U.S. LIBOR + 2.230% 2.3326% 10/15/36 (d)(f)(g)		546,000	540,052
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.396% 4/15/34 (d)(f)(g)		6,526,000	6,509,742
Class C, 1 month U.S. LIBOR + 1.600% 1.696% 4/15/34 (d)(f)(g)		4,315,000	4,301,839
Class D, 1 month U.S. LIBOR + 1.900% 1.996% 4/15/34 (d)(f)(g)		4,529,000	4,504,045
Class G, 1 month U.S. LIBOR + 3.600% 3.696% 4/15/34 (d)(f)(g)		861,000	848,090
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.176% 10/15/36 (d)(f)(g)		5,608,672	5,615,698
Class C, 1 month U.S. LIBOR + 1.250% 1.346% 10/15/36 (d)(f)(g)		7,051,055	7,059,886
Class D, 1 month U.S. LIBOR + 1.450% 1.546% 10/15/36 (d)(f)(g)		9,987,654	10,003,296
Class E, 1 month U.S. LIBOR + 1.800% 1.896% 10/15/36 (d)(f)(g)		14,032,404	14,054,383
Class F, 1 month U.S. LIBOR + 2.000% 2.096% 10/15/36 (d)(f)(g)		308,316	309,283
Class J, 1 month U.S. LIBOR + 2.650% 2.746% 10/15/36 (d)(f)(g)		4,245,825	4,259,124
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.696% 12/15/36 (d)(f)(g)		6,925,891	6,932,605
Series 2021-LBA:
Class FJV, 1 month U.S. LIBOR + 2.400% 2.496% 2/15/36 (d)(f)(g)		331,000	331,414
Class FV, 1 month U.S. LIBOR + 2.400% 2.496% 2/15/36 (d)(f)(g)		1,094,000	1,095,367
Series 2021-MFM1:
Class F, 1 month U.S. LIBOR + 3.000% 3.0955% 1/15/34 (d)(f)(g)		229,000	230,431
Class G, 1 month U.S. LIBOR + 3.900% 3.9955% 1/15/34 (d)(f)(g)		114,000	113,932
Series 2021-SOAR:
Class G, 2.896% 6/15/38 (d)(f)		315,000	316,475
Class J, 3.846% 6/15/38 (d)		630,000	631,578
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (d)(f)(g)		8,333,000	8,332,998
Series 2019-OC11:
Class C, 3.856% 12/9/41 (d)		609,000	663,392
Class D, 4.0755% 12/9/41 (d)(f)		84,000	90,857
Class E, 4.0755% 12/9/41 (d)(f)		2,416,000	2,521,554
CALI Mortgage Trust Series 2019-101C Class F, 4.4686% 3/10/39 (d)(f)		976,000	941,288
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class F, 1 month U.S. LIBOR + 2.550% 2.646% 12/15/37 (d)(f)(g)		100,000	100,251
Class G, 1 month U.S. LIBOR + 3.250% 3.346% 12/15/37 (d)(f)(g)		2,849,000	2,857,862
CD Mortgage Trust Series 2017-CD3:
Class C, 4.7022% 2/10/50 (f)		813,000	853,012
Class D, 3.25% 2/10/50 (d)		735,000	600,487
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (d)		18,831,031	19,188,708
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (d)(f)(g)		5,780,000	5,779,999
Class B, 1 month U.S. LIBOR + 1.250% 1.3455% 11/15/36 (d)(f)(g)		1,600,000	1,599,045
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (d)(f)(g)		15,928,734	15,928,730
Class B, 1 month U.S. LIBOR + 1.500% 1.596% 6/15/34 (d)(f)(g)		3,136,109	3,132,363
Class C, 1 month U.S. LIBOR + 1.750% 1.846% 6/15/34 (d)(f)(g)		3,542,146	3,526,645
Class E, 1 month U.S. LIBOR + 2.350% 2.446% 6/15/34 (d)(f)(g)		1,646,979	1,601,927
Class F, 1 month U.S. LIBOR + 2.600% 2.7042% 6/15/34 (d)(f)(g)		2,126,479	1,995,698
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (d)(f)(g)		10,585,000	10,597,822
Class B, 1 month U.S. LIBOR + 1.900% 1.996% 8/15/36 (d)(f)(g)		3,259,000	3,263,061
Class C, 1 month U.S. LIBOR + 2.300% 2.396% 8/15/36 (d)(f)(g)		2,424,000	2,427,025
Class D, 1 month U.S. LIBOR + 3.050% 3.146% 8/15/36 (d)(f)(g)		2,994,000	2,997,734
Citigroup Commercial Mortgage Trust:
Series 19-SMRT Class E, 4.9031% 1/10/36 (d)(f)		443,000	465,716
Series 2013-375P Class E, 3.6348% 5/10/35 (d)(f)		715,000	713,229
Series 2013-GC15 Class D, 5.3519% 9/10/46 (d)(f)		1,200,000	1,213,195
Series 2015-GC29 Class XA, 1.1722% 4/10/48 (f)(o)		19,237,538	617,802
Series 2015-GC33 Class XA, 1.0341% 9/10/58 (f)(o)		31,041,948	947,590
Series 2016-C3 Class D, 3% 11/15/49 (d)		829,000	671,889
Series 2016-P6 Class XA, 0.8588% 12/10/49 (f)(o)		27,868,884	656,683
Series 2019-GC41:
Class D, 3% 8/10/56 (d)		546,000	521,028
Class E, 3% 8/10/56 (d)		462,000	410,087
Series 2019-GC43 Class E, 3% 11/10/52 (d)		651,000	590,411
Series 2020-420K Class E, 3.4222% 11/10/42 (d)(f)		567,000	532,937
Series 2020-GC46:
Class D, 2.6% 2/15/53 (d)		673,000	587,806
Class E, 2.6% 2/15/53 (d)		76,000	62,457
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 3.146% 9/15/33 (d)(f)(g)		267,000	241,783
Class G, 1 month U.S. LIBOR + 5.050% 5.1523% 9/15/33 (d)(f)(g)		300,000	257,576
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (d)		3,375,249	3,497,341
Series 2013-LC6 Class E, 3.5% 1/10/46 (d)		527,000	398,707
Series 2014-CR18 Class A5, 3.828% 7/15/47		2,605,000	2,812,527
Series 2012-CR1:
Class C, 5.5659% 5/15/45 (f)		426,000	410,537
Class D, 5.5659% 5/15/45 (d)(f)		1,160,000	1,019,592
Class G, 2.462% 5/15/45 (c)(d)		425,000	153,318
Series 2012-LC4 Class C, 5.7382% 12/10/44 (f)		94,000	85,945
Series 2013-CR10 Class D, 5.0636% 8/10/46 (d)(f)		825,000	848,785
Series 2013-CR9 Class C, 4.412% 7/10/45 (d)(f)		190,538	180,177
Series 2013-LC6 Class D, 4.4381% 1/10/46 (d)(f)		909,000	898,994
Series 2014-CR15 Class D, 4.8634% 2/10/47 (d)(f)		173,000	179,925
Series 2014-CR20 Class XA, 1.1515% 11/10/47 (f)(o)		36,385,812	989,385
Series 2014-LC17:
Class C, 4.7253% 10/10/47 (f)		189,000	203,769
Class XA, 0.8809% 10/10/47 (f)(o)		24,933,771	438,612
Series 2014-UBS2 Class D, 5.1708% 3/10/47 (d)(f)		542,000	543,443
Series 2014-UBS6 Class XA, 1.0257% 12/10/47 (f)(o)		46,704,459	1,054,498
Series 2015-3BP Class F, 3.3463% 2/10/35 (d)(f)		845,000	858,106
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)		593,000	558,716
Series 2019-CD4 Class C, 4.3497% 5/10/50 (f)		999,000	1,084,884
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (d)		202,000	192,503
Commercial Mortgage Trust Series 2016-CD2:
Class C, 4.1317% 11/10/49 (f)		352,000	365,355
Class D, 2.8817% 11/10/49 (f)		299,000	243,206
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class D, 4.9916% 8/15/45 (d)(f)		210,000	200,663
Class E, 4.9916% 8/15/45 (d)(f)		1,009,000	849,898
Class F, 4.25% 8/15/45 (d)		1,110,000	794,799
Series 2014-CR2 Class G, 4.25% 8/15/45 (c)(d)		286,000	135,761
Core Industrial Trust floater Series 2019-CORE:
Class A, 1 month U.S. LIBOR + 0.880% 0.976% 12/15/31 (d)(f)(g)		999,170	999,858
Class E, 1 month U.S. LIBOR + 1.900% 1.996% 12/15/31 (d)(f)(g)		655,200	651,944
CPT Mortgage Trust sequential payer Series 2019-CPT Class F, 3.0967% 11/13/39 (d)(f)		651,000	623,443
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, 1 month U.S. LIBOR + 4.210% 4.3124% 6/15/34 (d)(g)		795,000	794,073
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class H, 6% 5/17/40 (d)		36,671	19,771
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4:
Class B, 1 month U.S. LIBOR + 1.230% 1.326% 5/15/36 (d)(f)(g)		7,203,000	7,231,944
Class C, 1 month U.S. LIBOR + 1.430% 1.526% 5/15/36 (d)(f)(g)		1,734,000	1,740,309
Class F, 1 month U.S. LIBOR + 2.650% 2.746% 5/15/36 (d)(f)(g)		378,000	378,947
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 3.696% 1/15/34 (d)(f)(g)		363,000	358,366
Series 2020-FACT Class F, 1 month U.S. LIBOR + 6.150% 6.253% 10/15/37 (d)(f)(g)		588,000	601,525
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (d)		4,092,000	4,246,011
Series 2018-SITE:
Class A, 4.284% 4/15/36 (d)		7,384,000	7,767,454
Class B, 4.5349% 4/15/36 (d)		2,263,000	2,365,492
Class C, 4.9414% 4/15/36 (d)(f)		1,523,000	1,580,539
Class D, 4.9414% 4/15/36 (d)(f)		3,047,000	3,074,947
Series 2019-UVIL Class E, 3.3928% 12/15/41 (d)(f)		525,000	466,391
Series 2021-BRIT Class A, 1 month U.S. LIBOR + 3.450% 3.7092% 5/15/23 (d)(f)(g)		801,000	801,188
CRSNT Trust floater Series 2021-MOON:
Class F, 1 month U.S. LIBOR + 3.500% 3.6% 4/15/36 (d)(f)(g)		231,000	231,098
Class G, 1 month U.S. LIBOR + 4.500% 4.6% 4/15/36 (d)(f)(g)		126,000	126,052
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.6074% 6/15/50 (d)(f)		701,000	637,500
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (d)(f)		588,000	574,931
Series 2017-CX9 Class D, 4.2837% 9/15/50 (d)(f)		284,000	252,329
Series 2018-CX11 Class C, 4.9486% 4/15/51 (f)		282,000	304,730
Series 2019-C15 Class C, 5.1458% 3/15/52 (f)		798,000	899,357
CSMC Trust:
floater Series 2017-CHOP Class F, 1 month U.S. LIBOR + 4.600% 4.696% 7/15/32 (d)(f)(g)		732,000	669,599
Series 2017-MOON Class E, 3.303% 7/10/34 (d)(f)		789,000	786,996
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 5.099% 1/10/34 (d)(f)		255,000	263,371
Class E, 5.099% 1/10/34 (d)(f)		818,000	828,338
DBGS Mortgage Trust:
floater Series 2018-BIOD Class G, 1 month U.S. LIBOR + 2.500% 2.5955% 5/15/35 (d)(f)(g)		662,691	662,707
Series 2018-C1:
Class C, 4.783% 10/15/51 (f)		189,000	204,902
Class D, 3.033% 10/15/51 (d)(f)		840,000	787,779
Series 2019-1735 Class F, 4.3344% 4/10/37 (d)(f)		665,000	563,716
DBJPM Mortgage Trust Series 2020-C9 Class D, 2.25% 9/15/53 (d)		212,000	189,498
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class F, 6.1159% 11/10/46 (d)(f)		389,209	387,909
Class G, 4.652% 11/10/46 (d)		1,241,000	1,205,881
Class XB, 1.3579% 11/10/46 (d)(f)(o)		2,093,374	21
Series 2011-LC3A Class D, 5.5573% 8/10/44 (d)(f)		529,000	518,279
DC Office Trust Series 2019-MTC Class E, 3.1744% 9/15/45 (d)(f)		250,000	242,927
Deutsche Bank Commercial Mortgage Trust Series 2016-C3 Class C, 3.6306% 8/10/49 (f)		218,000	218,775
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (d)(f)(g)		7,568,000	7,591,375
Class B, 1 month U.S. LIBOR + 1.380% 1.476% 7/15/38 (d)(f)(g)		4,310,000	4,326,334
Class C, 1 month U.S. LIBOR + 1.700% 1.796% 7/15/38 (d)(f)(g)		3,177,000	3,192,918
Class D, 1 month U.S. LIBOR + 2.250% 2.346% 7/15/38 (d)(f)(g)		6,454,000	6,502,248
Class E, 1 month U.S. LIBOR + 2.850% 2.946% 7/15/38 (d)(f)(g)		317,000	319,782
Class F, 1 month U.S. LIBOR + 3.700% 3.796% 7/15/38 (d)(f)(g)		701,000	707,991
Freddie Mac floater:
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)		8,200,000	8,207,312
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)		8,699,623	8,707,471
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 4/25/31 (f)(g)		8,300,000	8,300,000
GPMT, Ltd. / GPMT LLC floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.0384% 11/21/35 (d)(f)(g)		234,000	232,599
GS Mortgage Securities Corp. II Series 2010-C1:
Class B, 5.148% 8/10/43 (d)		357,000	358,893
Class X, 0.8887% 8/10/43 (d)(f)(o)		448,180	2,719
GS Mortgage Securities Corp. Trust floater Series 2019-70P Class F, 1 month U.S. LIBOR + 2.650% 2.746% 10/15/36 (d)(f)(g)		602,000	563,034
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.546% 9/15/31 (d)(f)(g)		22,596,000	22,489,069
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.19% 10/15/31 (d)(f)(g)		10,353,000	10,352,997
Series 2011-GC5:
Class C, 5.3026% 8/10/44 (d)(f)		505,077	430,578
Class D, 5.3026% 8/10/44 (d)(f)		342,592	175,578
Class E, 5.3026% 8/10/44 (c)(d)(f)		424,043	169,626
Class F, 4.5% 8/10/44 (c)(d)		733,782	31,158
Series 2012-GC6:
Class D, 6.0447% 1/10/45 (d)(f)		1,025,000	996,155
Class E, 5% 1/10/45 (d)(f)		620,000	530,936
Series 2012-GC6I Class F, 5% 1/10/45 (c)(f)		244,543	105,950
Series 2012-GCJ7:
Class C, 5.7398% 5/10/45 (f)		562,000	573,432
Class F, 5% 5/10/45 (d)		603,531	72,424
Series 2012-GCJ9:
Class D, 4.8957% 11/10/45 (d)(f)		1,059,000	1,070,083
Class E, 4.8957% 11/10/45 (d)(f)		510,000	444,576
Series 2013-GC10 Class D, 4.5482% 2/10/46 (d)(f)		334,000	314,654
Series 2013-GC12 Class D, 4.5887% 6/10/46 (d)(f)		138,482	137,756
Series 2013-GC13 Class D, 4.2176% 7/10/46 (c)(d)(f)		1,048,000	611,347
Series 2013-GC16:
Class C, 5.4877% 11/10/46 (f)		241,000	246,576
Class D, 5.4877% 11/10/46 (d)(f)		634,000	635,113
Class F, 3.5% 11/10/46 (d)		536,000	379,570
Series 2014-GC20 Class XA, 1.1577% 4/10/47 (f)(o)		39,072,123	820,812
Series 2015-GC34 Class XA, 1.3748% 10/10/48 (f)(o)		9,529,601	394,871
Series 2016-GS2:
Class B, 3.759% 5/10/49		483,000	519,866
Class D, 2.753% 5/10/49 (d)		386,000	367,823
Series 2016-GS4 Class C, 4.0861% 11/10/49 (f)		264,000	265,144
Series 2017-GS6 Class D, 3.243% 5/10/50 (d)		950,000	928,721
Series 2018-GS9 Class D, 3% 3/10/51 (d)		476,000	427,720
Series 2019-GC38 Class D, 3% 2/10/52 (d)		543,000	517,598
Series 2019-GC39 Class D, 3% 5/10/52 (d)		672,000	632,307
Series 2019-GC40:
Class D, 3% 7/10/52 (d)		525,000	491,789
Class DBF, 3.668% 7/10/52 (d)(f)		619,000	574,634
Series 2019-GC42:
Class D, 2.8% 9/1/52 (d)		727,000	687,888
Class E, 2.8% 9/1/52 (d)		609,000	556,331
Series 2019-GS5 Class C, 4.299% 3/10/50 (f)		651,000	685,397
Series 2019-GSA1 Class E, 2.8% 11/10/52 (d)		395,000	355,077
Series 2020-GC45:
Class D, 2.85% 2/13/53 (d)		525,000	482,338
Class SWD, 3.3258% 12/13/39 (d)(f)		399,000	382,679
Series 2020-GC47 Class D, 3.5703% 5/12/53 (d)(f)		189,000	188,706
Series 2021-RENT Class G, 1 month U.S. LIBOR + 5.700% 5.788% 11/21/35 (d)(f)(g)		1,743,000	1,760,941
Hilton U.S.A. Trust:
Series 2016-HHV:
Class E, 4.3333% 11/5/38 (d)(f)		831,000	873,006
Class F, 4.3333% 11/5/38 (d)(f)		1,113,000	1,130,726
Series 2016-SFP:
Class D, 4.9269% 11/5/35 (d)		399,000	402,538
Class F, 6.1552% 11/5/35 (d)		846,000	855,538
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (d)		358,797	363,732
Class F, 4.101% 9/17/39 (d)		89,924	92,844
Hudson Yards Mortgage Trust:
Series 2019-30HY Class E, 3.5579% 7/10/39 (d)(f)		483,000	496,312
Series 2019-55HY Class F, 3.0409% 12/10/41 (d)(f)		378,000	366,893
IMT Trust Series 2017-APTS:
Class EFL, 1 month U.S. LIBOR + 2.150% 2.2455% 6/15/34 (d)(f)(g)		235,174	233,384
Class FFL, 1 month U.S. LIBOR + 2.850% 2.9455% 6/15/34 (d)(f)(g)		107,729	107,351
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (d)		592,000	584,636
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19 Class XA, 0.8157% 4/15/47 (f)(o)		3,692,673	55,496
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)		106,000	93,993
Series 2014-C26 Class D, 4.0199% 1/15/48 (d)(f)		416,000	409,650
Series 2015-C30 Class XA, 0.6443% 7/15/48 (f)(o)		25,350,483	426,917
Series 2015-C32 Class C, 4.7988% 11/15/48 (f)		1,368,000	1,171,524
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5538% 12/15/49 (d)(f)		696,000	603,070
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4:
Class C, 3.1993% 12/15/49 (f)		343,000	348,920
Class D, 3.1993% 12/15/49 (d)(f)		681,000	611,987
Series 2017-C7:
Class C, 4.3019% 10/15/50 (f)		198,000	215,888
Class D, 3% 10/15/50 (d)		331,000	312,984
Series 2018-C8 Class D, 3.4005% 6/15/51 (d)(f)		223,000	195,081
Series 2019-COR6:
Class D, 2.5% 11/13/52 (d)		315,000	289,034
Class E, 2.5% 11/13/52 (d)		609,000	543,239
Series 2020-COR7 Class D, 1.75% 5/13/53 (d)		399,000	336,753
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2018-LAQ:
Class C, 1 month U.S. LIBOR + 1.600% 1.696% 6/15/32 (d)(f)(g)		366,400	366,626
Class E, 1 month U.S. LIBOR + 3.000% 3.096% 6/15/35 (d)(f)(g)		30,400	30,437
Series 2019-MFP:
Class E, 1 month U.S. LIBOR + 2.160% 2.256% 7/15/36 (d)(f)(g)		567,000	560,033
Class F, 1 month U.S. LIBOR + 3.000% 3.096% 7/15/36 (d)(f)(g)		189,000	186,034
Series 2020-NNN Class FFL, 1 month U.S. LIBOR + 2.500% 2.5955% 1/16/37 (d)(f)(g)		2,690	2,679
Series 2011-C3:
Class E, 5.7199% 2/15/46 (d)(f)		637,000	231,945
Class G, 4.409% 2/15/46 (c)(d)(f)		202,000	22,743
Class H, 4.409% 2/15/46 (c)(d)(f)		453,000	16,647
Series 2011-C4:
Class D, 5.7121% 7/15/46 (d)(f)		1,134,000	1,137,577
Class E, 5.7121% 7/15/46 (d)(f)		798,000	799,557
Class H, 3.873% 7/15/46 (d)		428,000	427,401
Class NR, 3.873% 7/15/46 (d)		231,000	227,674
Series 2012-CBX:
Class C, 5.0762% 6/15/45 (f)		91,000	87,236
Class D, 5.0762% 6/15/45 (d)(f)		481,000	415,179
Class E, 5.0762% 6/15/45 (d)(f)		625,000	313,668
Class F, 4% 6/15/45 (c)(d)		615,000	120,903
Class G 4% 6/15/45 (c)(d)		674,000	62,746
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (f)		584,000	575,751
Class D, 4.3053% 4/15/46 (f)		907,000	708,825
Class F, 3.25% 4/15/46 (c)(d)(f)		1,014,000	518,529
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (c)(d)(f)		516,000	25,796
Class E, 3.9314% 6/10/27 (d)(f)		830,000	33,200
Series 2018-AON Class F, 4.767% 7/5/31 (d)(f)		409,000	411,644
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (d)		4,763,000	5,040,137
Class CFX, 4.9498% 7/5/33 (d)		1,323,000	1,391,396
Class DFX, 5.3503% 7/5/33 (d)		2,354,000	2,473,120
Class EFX, 5.5422% 7/5/33 (d)		2,783,000	2,869,769
Class XAFX, 1.2948% 7/5/33 (d)(f)(o)		19,961,000	366,292
Series 2019-OSB Class E, 3.9089% 6/5/39 (d)(f)		588,000	603,595
Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (d)		401,000	406,750
Class FFX, 4.6254% 1/16/37 (d)		642,000	645,201
Class GFX, 4.8445% 1/16/37 (d)(f)		252,000	247,383
KNDL Mortgage Trust floater Series 2019-KNSQ Class F, 1 month U.S. LIBOR + 2.000% 2.096% 5/15/36 (d)(f)(g)		924,000	894,166
KNDR Trust floater Series 2021-KIND Class F, 1 month U.S. LIBOR + 3.950% 4.05% 8/15/26 (d)(f)(g)		1,113,000	1,113,332
Liberty Street Trust Series 2016-225L:
Class D, 4.8035% 2/10/36 (d)(f)		213,000	230,150
Class E, 4.8035% 2/10/36 (d)(f)		523,000	548,281
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (d)(f)(g)		13,756,000	13,768,947
Class B, 1 month U.S. LIBOR + 0.880% 0.976% 3/15/38 (d)(f)(g)		3,320,000	3,323,126
Class C, 1 month U.S. LIBOR + 1.100% 1.196% 3/15/38 (d)(f)(g)		2,089,000	2,090,966
Class D, 1 month U.S. LIBOR + 1.400% 1.496% 3/15/38 (d)(f)(g)		2,905,000	2,906,818
Class E, 1 month U.S. LIBOR + 1.750% 1.846% 3/15/38 (d)(f)(g)		2,538,000	2,539,109
Class G, 1 month U.S. LIBOR + 2.950% 3.046% 3/15/38 (d)(f)(g)		3,743,000	3,745,351
Market Mortgage Trust Series 2020-525M Class F, 3.0386% 2/12/40 (d)(f)		455,000	429,707
Merit floater:
Series 2020-HILL Class F, 1 month U.S. LIBOR + 4.100% 4.196% 8/15/37 (d)(f)(g)		666,725	671,309
Series 2021-STOR Class G, 1 month U.S. LIBOR + 2.750% 2.846% 7/15/38 (d)(f)(g)		189,000	189,415
MFT Trust Series 2020-B6 Class C, 3.3922% 8/10/40 (d)(f)		399,000	401,169
MHC Commercial Mortgage Trust floater Series 2021-MHC Class G, 1 month U.S. LIBOR + 3.200% 3.2965% 4/15/38 (d)(f)(g)		2,520,000	2,537,350
MHC Trust floater Series 2021-MHC2 Class F, 1 month U.S. LIBOR + 2.400% 2.496% 5/15/23 (d)(f)(g)		441,000	441,839
MOFT Trust Series 2020-ABC:
Class D, 3.5926% 2/10/42 (d)(f)		263,000	255,063
Class E, 3.5926% 2/10/42 (d)(f)		194,000	178,986
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31		386,000	370,074
Series 2012-C5 Class E, 4.8177% 8/15/45 (d)(f)		159,000	160,464
Series 2012-C6 Class D, 4.7568% 11/15/45 (d)(f)		811,000	806,105
Series 2012-C6, Class F, 4.7568% 11/15/45 (c)(d)(f)		378,000	295,165
Series 2013-C12 Class D, 4.9249% 10/15/46 (d)(f)		713,000	656,084
Series 2013-C13:
Class D, 5.0606% 11/15/46 (d)(f)		970,000	931,295
Class E, 5.0606% 11/15/46 (d)(f)		435,919	356,054
Series 2013-C7 Class C, 4.2568% 2/15/46 (f)		175,000	174,674
Series 2013-C8 Class D, 4.1562% 12/15/48 (d)(f)		273,000	273,195
Series 2013-C9:
Class C, 4.159% 5/15/46 (f)		502,000	516,338
Class D, 4.247% 5/15/46 (d)(f)		938,000	861,279
Class E, 4.247% 5/15/46 (d)(f)		402,000	346,685
Series 2014-C17 Class XA, 1.2171% 8/15/47 (f)(o)		37,525,293	773,963
Series 2015-C25 Class XA, 1.1987% 10/15/48 (f)(o)		15,366,254	521,440
Series 2016-C30:
Class C, 4.2512% 9/15/49 (f)		151,000	153,161
Class D, 3% 9/15/49 (d)		138,000	105,788
Series 2016-C31 Class C, 4.4324% 11/15/49 (f)		343,000	354,775
Series 2016-C32 Class C, 4.4292% 12/15/49 (f)		236,000	231,351
Series 2017-C33 Class D, 3.356% 5/15/50 (d)		520,000	493,887
Morgan Stanley Capital I Trust:
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (d)(f)(g)		5,100,000	5,120,862
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (d)		16,898,000	17,734,916
Series 1998-CF1 Class G, 7.35% 7/15/32 (d)(f)		5,013	5,067
Series 2011-C2:
Class D, 5.385% 6/15/44 (d)(f)		764,854	743,262
Class F, 5.385% 6/15/44 (c)(d)(f)		407,000	273,988
Class XB, 0.4717% 6/15/44 (d)(f)(o)		1,539,853	6,490
Series 2011-C3:
Class C, 5.4601% 7/15/49 (d)(f)		480,000	479,469
Class D, 5.4601% 7/15/49 (d)(f)		1,176,000	1,144,631
Class E, 5.4601% 7/15/49 (c)(d)(f)		666,000	546,320
Class F, 5.4601% 7/15/49 (c)(d)(f)		182,000	121,315
Class G, 5.4601% 7/15/49 (d)(f)		616,400	279,660
Series 2012-C4 Class D, 5.5411% 3/15/45 (d)(f)		231,000	218,981
Series 2014-150E:
Class C, 4.4382% 9/9/32 (d)(f)		238,000	248,080
Class F, 4.4382% 9/9/32 (d)(f)		401,000	386,319
Series 2015-MS1:
Class C, 4.1656% 5/15/48 (f)		266,000	271,030
Class D, 4.1656% 5/15/48 (d)(f)		751,000	682,371
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)		298,000	176,266
Series 2016-BNK2:
Class C, 3% 11/15/49 (d)		798,000	718,054
Class D, 4.0284% 11/15/49 (f)		343,000	353,550
Series 2017-CLS Class F, 1 month U.S. LIBOR + 2.600% 2.696% 11/15/34 (d)(f)(g)		462,000	462,411
Series 2018-H4 Class A4, 4.31% 12/15/51		4,779,000	5,596,184
Series 2018-MP Class E, 4.4185% 7/11/40 (d)(f)		730,000	683,755
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (d)(f)		2,441,000	2,512,354
Class C, 3.283% 11/10/36 (d)(f)		2,343,000	2,379,071
Series 2020-CNP Class D, 2.5085% 4/5/42 (d)(f)		252,000	222,164
Series 2020-HR8 Class D, 2.5% 7/15/53 (d)		420,000	394,093
Motel 6 Trust floater:
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.346% 8/15/34 (d)(f)(g)		1,955,565	1,957,351
Series 2021-MTL6:
Class E, 1 month U.S. LIBOR + 2.700% 2.8% 9/15/38 (d)(f)(g)		212,000	212,000
Class F, 1 month U.S. LIBOR + 3.550% 3.65% 9/15/38 (d)(f)(g)		289,000	289,000
Class G, 1 month U.S. LIBOR + 4.700% 4.8% 9/15/38 (d)(f)(g)		284,000	284,711
Class H, 1 month U.S. LIBOR + 6.000% 6.1% 9/15/38 (d)(f)(g)		155,000	155,436
MRCD Mortgage Trust Series 2019-PARK:
Class G, 2.7175% 12/15/36 (d)		2,730,000	2,635,222
Class J, 4.25% 12/15/36 (d)		1,443,000	1,401,225
MSCCG Trust:
floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 2.246% 10/15/37 (d)(f)(g)		387,000	387,482
floater sequential payer Series 2018-SELF Class F, 1 month U.S. LIBOR + 3.050% 3.146% 10/15/37 (d)(f)(g)		485,000	485,605
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (d)(f)		170,000	135,022
MTRO Commercial Mortgage Trust floater Series 2019-TECH Class E, 1 month U.S. LIBOR + 2.050% 2.1455% 12/15/33 (d)(f)(g)		415,000	402,773
Natixis Commercial Mortgage Securities Trust:
Series 2018-285M Class F, 3.9167% 11/15/32 (d)(f)		170,000	169,040
Series 2018-TECH Class F, 1 month U.S. LIBOR + 3.000% 3.0955% 11/15/34 (d)(f)(g)		138,000	136,728
Series 2019-10K:
Class E, 4.2724% 5/15/39 (d)(f)		231,000	224,288
Class F, 4.2724% 5/15/39 (d)(f)		768,000	692,341
Series 2019-1776:
Class E, 3.9017% 10/15/36 (d)		588,000	589,771
Class F, 4.2988% 10/15/36 (d)		872,000	840,903
Series 2020-2PAC:
Class AMZ2, 3.6167% 1/15/37 (d)(f)		399,000	408,653
Class AMZ3, 3.6167% 1/15/37 (d)(f)		189,000	190,552
NYT Mortgage Trust floater Series 2019-NYT Class F, 1 month U.S. LIBOR + 3.000% 3.096% 12/15/35 (d)(f)(g)		775,000	759,462
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class F, 1 month U.S. LIBOR + 3.350% 3.446% 7/15/38 (d)(f)(g)		553,000	553,673
Class NR, 1 month U.S. LIBOR + 6.000% 6.096% 7/15/38 (d)(f)(g)		157,000	157,238
Prima Capital Ltd.:
floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 1.8884% 12/15/37 (d)(f)(g)		4,268,000	4,267,995
floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 1.5384% 12/15/37 (d)(f)(g)		7,224,310	7,224,301
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (d)		315,000	322,276
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)		115,793	132,621
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.196% 3/15/36 (d)(f)(g)		7,507,371	7,488,861
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.593% 9/15/39 (d)(f)		747,000	706,767
Series 2020-COVE:
Class F, 3.8518% 3/15/37 (d)(f)		716,000	685,418
Class G, 3.8518% 3/15/37 (d)(f)		198,000	179,158
SLG Office Trust Series 2021-OVA Class G, 2.8506% 7/15/41 (d)		1,651,000	1,522,535
SOHO Trust Series 2021-SOHO Class D, 2.7865% 8/10/38 (d)		618,000	561,911
TPGI Trust floater Series 2021-DGWD Class G, 1 month U.S. LIBOR + 3.850% 3.95% 6/15/26 (d)(f)(g)		252,000	251,999
UBS Commercial Mortgage Trust:
Series 2012-C1:
Class D, 5.7355% 5/10/45 (d)(f)		537,000	511,155
Class E, 5% 5/10/45 (c)(d)(f)		325,000	155,160
Class F, 5% 5/10/45 (c)(d)(f)		418,000	61,173
Series 2017-C7 Class XA, 1.1739% 12/15/50 (f)(o)		29,711,342	1,429,365
Series 2018-C8 Class C, 4.8577% 2/15/51 (f)		189,000	212,735
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (d)(f)		201,000	122,826
Series 2012-WRM Class E, 4.3793% 6/10/30 (c)(d)(f)		478,000	205,042
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class C, 6.4422% 1/10/45 (d)(f)		168,000	167,425
VASA Trust:
floater Series 2021-VASA Class G, 1 month U.S. LIBOR + 5.000% 5.096% 7/15/39 (d)(f)(g)		168,000	168,445
floater sequential payer Series 2021-VASA Class F, 1 month U.S. LIBOR + 3.900% 3.996% 7/15/39 (d)(f)(g)		767,000	768,874
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (d)		12,891,000	13,069,739
Series 2020-LAB:
Class B, 2.453% 10/10/42 (d)		800,000	819,165
Class X, 0.5162% 10/10/42 (d)(f)(o)		19,300,000	670,816
VNO Mortgage Trust Series 2012-6AVE Class D, 3.4484% 11/15/30 (d)(f)		471,000	479,826
Wells Fargo Commercial Mortgage Trust:
floater:
Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (d)(f)(g)		8,949,000	8,982,549
Series 2021-SAVE:
Class D, 1 month U.S. LIBOR + 2.500% 2.596% 2/15/40 (d)(f)(g)		197,258	198,736
Class E, 1 month U.S. LIBOR + 3.650% 3.746% 2/15/40 (d)(f)(g)		140,898	142,300
sequential payer Series 2020-C57 Class D, 2.5% 8/15/53 (d)		581,000	536,651
Series 2012-LC5:
Class C, 4.693% 10/15/45 (f)		207,000	213,311
Class D, 4.9158% 10/15/45 (d)(f)		1,280,000	1,301,291
Class E, 4.9158% 10/15/45 (d)(f)		486,918	478,758
Class F, 4.9158% 10/15/45 (d)(f)		147,000	123,904
Series 2015-C31 Class XA, 1.1239% 11/15/48 (f)(o)		12,271,485	414,364
Series 2015-NXS4 Class D, 3.8483% 12/15/48 (f)		483,000	485,970
Series 2016-BNK1:
Class C, 3.071% 8/15/49		254,000	245,615
Class D, 3% 8/15/49 (d)		266,000	187,426
Series 2016-C34 Class XA, 2.2894% 6/15/49 (f)(o)		10,950,210	733,533
Series 2016-LC25 Class C, 4.5622% 12/15/59 (f)		328,000	351,134
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)		733,000	618,841
Series 2017-RB1 Class D, 3.401% 3/15/50 (d)		326,000	311,551
Series 2018-C43 Class C, 4.514% 3/15/51		228,000	238,085
Series 2018-C46 Class XA, 1.1018% 8/15/51 (f)(o)		31,715,465	1,379,727
Series 2018-C48 Class A5, 4.302% 1/15/52		4,229,000	4,939,464
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (c)		203,000	15,155
Series 2011-C3:
Class D, 5.5133% 3/15/44 (d)(f)		897,840	437,427
Class E, 5% 3/15/44 (d)		409,000	38,201
Class F, 5% 3/15/44 (c)(d)		418,000	8,300
Series 2011-C4:
Class D, 5.0232% 6/15/44 (d)(f)		258,000	245,648
Class E, 5.0232% 6/15/44 (c)(d)(f)		183,000	123,147
Series 2011-C5:
Class C, 5.9613% 11/15/44 (d)(f)		100,000	99,866
Class D, 5.9613% 11/15/44 (d)(f)		823,000	820,755
Class E, 5.9613% 11/15/44 (d)(f)		1,053,000	1,040,546
Class F, 5.25% 11/15/44 (d)(f)		733,000	669,913
Class G, 5.25% 11/15/44 (d)(f)		205,000	182,399
Series 2012-C6 Class D, 5.9462% 4/15/45 (d)(f)		381,000	385,207
Series 2012-C7:
Class C, 4.9568% 6/15/45 (f)		677,000	499,865
Class E, 4.9568% 6/15/45 (c)(d)(f)		481,000	64,635
Class F, 4.5% 6/15/45 (c)(d)		230,566	11,528
Class G, 4.5% 6/15/45 (c)(d)		678,513	68
Series 2012-C8:
Class D, 5.046% 8/15/45 (d)(f)		293,000	291,940
Class E, 5.046% 8/15/45 (d)(f)		201,000	191,090
Series 2013-C11:
Class D, 4.3812% 3/15/45 (d)(f)		443,749	439,451
Class E, 4.3812% 3/15/45 (d)(f)		976,128	880,298
Series 2013-C13 Class D, 4.2762% 5/15/45 (d)(f)		321,000	316,961
Series 2013-C16 Class D, 5.1692% 9/15/46 (d)(f)		115,000	110,959
Series 2013-UBS1 Class D, 5.2075% 3/15/46 (d)(f)		455,375	482,862
Series 2014-C21 Class XA, 1.1743% 8/15/47 (f)(o)		28,957,665	693,403
Series 2014-C24 Class XA, 0.9977% 11/15/47 (f)(o)		10,424,808	240,187
Series 2014-LC14 Class XA, 1.4285% 3/15/47 (f)(o)		16,569,682	410,134
Worldwide Plaza Trust Series 2017-WWP:
Class E, 3.7154% 11/10/36 (d)(f)		198,000	192,637
Class F, 3.7154% 11/10/36 (d)(f)		1,082,000	999,927
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (d)(f)		289,000	255,391
Class PR2, 3.6332% 6/5/35 (d)(f)		755,000	606,710
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $675,633,813)			669,709,226

Municipal Securities - 0.6%
California Gen. Oblig.:
Series 2009:		$	$
7.3% 10/1/39		10,015,000	16,211,683
7.35% 11/1/39		960,000	1,563,670
7.55% 4/1/39		6,805,000	11,701,557
Series 2010, 7.625% 3/1/40		3,670,000	6,266,108
Chicago Gen. Oblig. (Taxable Proj.) Series 2010 C1, 7.781% 1/1/35		5,065,000	7,240,071
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23		4,477,455	4,746,852
5.1% 6/1/33		22,880,000	27,177,743
Series 2010-1, 6.63% 2/1/35		4,335,000	5,475,761
Series 2010-3:
6.725% 4/1/35		6,465,000	8,207,189
7.35% 7/1/35		2,965,000	3,865,784
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)		14,838,000	19,256,399
TOTAL MUNICIPAL SECURITIES
(Cost $94,241,013)			111,712,817

Foreign Government and Government Agency Obligations - 1.9%
Angola Republic:
8.25% 5/9/28 (d)		$395,000	$419,638
9.375% 5/8/48 (d)		125,000	132,328
9.5% 11/12/25 (d)		1,540,000	1,717,870
Arab Republic of Egypt:
3.875% 2/16/26 (d)		895,000	877,100
6.125% 1/31/22 (d)		1,003,000	1,016,352
7.0529% 1/15/32 (d)		210,000	217,061
7.5% 1/31/27 (d)		3,773,000	4,181,663
7.6003% 3/1/29 (d)		780,000	853,515
7.903% 2/21/48 (d)		534,000	528,260
8.5% 1/31/47 (d)		904,000	947,110
8.7002% 3/1/49 (d)		470,000	494,616
Argentine Republic:
0.5% 7/9/30 (h)		9,215,675	3,584,898
1% 7/9/29		1,021,922	414,389
1.125% 7/9/35 (h)		3,788,814	1,316,613
2% 1/9/38 (h)		1,219,773	498,277
Barbados Government 6.5% 10/1/29 (d)		1,250,000	1,258,047
Belarus Republic 6.875% 2/28/23 (d)		580,000	585,220
Bermuda Government:
2.375% 8/20/30 (d)		80,000	80,640
3.375% 8/20/50 (d)		230,000	239,890
3.717% 1/25/27 (d)		935,000	1,021,955
4.75% 2/15/29 (d)		520,000	611,748
Brazilian Federative Republic:
2.875% 6/6/25		1,700,000	1,756,950
3.75% 9/12/31		525,000	518,175
3.875% 6/12/30		1,155,000	1,159,548
4.75% 1/14/50		220,000	208,354
7.125% 1/20/37		840,000	1,050,945
8.25% 1/20/34		1,526,000	2,090,906
Chilean Republic 3.86% 6/21/47		290,000	328,389
Colombian Republic:
3% 1/30/30		725,000	709,277
3.125% 4/15/31		785,000	766,258
3.25% 4/22/32		870,000	848,685
4.125% 5/15/51		325,000	302,920
5% 6/15/45		1,360,000	1,421,030
6.125% 1/18/41		60,000	69,968
7.375% 9/18/37		205,000	264,873
Costa Rican Republic:
5.625% 4/30/43 (d)		240,000	223,020
6.125% 2/19/31 (d)		300,000	318,338
7% 4/4/44 (d)		75,000	77,498
Democratic Socialist Republic of Sri Lanka:
7.55% 3/28/30 (d)		225,000	143,269
7.85% 3/14/29 (d)		605,000	384,856
Dominican Republic:
4.875% 9/23/32 (d)		1,110,000	1,163,280
5.875% 1/30/60 (d)		570,000	580,973
5.95% 1/25/27 (d)		664,000	752,810
6% 7/19/28 (d)		549,000	628,605
6.4% 6/5/49 (d)		230,000	251,462
6.5% 2/15/48 (Reg. S)		300,000	331,650
6.85% 1/27/45 (d)		592,000	679,061
6.875% 1/29/26 (d)		988,000	1,149,970
7.45% 4/30/44 (d)		401,000	491,551
Ecuador Republic:
1% 7/31/35 (d)(h)		1,000,000	720,000
5% 7/31/30 (d)(h)		1,475,000	1,318,281
El Salvador Republic:
6.375% 1/18/27 (d)		105,000	90,825
7.1246% 1/20/50 (d)		405,000	330,581
7.625% 2/1/41 (d)		120,000	100,950
7.75% 1/24/23 (d)		970,000	919,075
Emirate of Abu Dhabi:
1.7% 3/2/31 (d)		825,000	810,150
3.125% 4/16/30 (d)		11,530,000	12,694,530
3.125% 9/30/49 (d)		1,335,000	1,375,300
3.875% 4/16/50 (d)		9,890,000	11,557,701
Emirate of Dubai 3.9% 9/9/50 (Reg. S)		200,000	190,750
Gabonese Republic:
6.375% 12/12/24 (d)		760,000	815,480
6.625% 2/6/31 (d)		310,000	314,514
Georgia Republic 2.75% 4/22/26 (d)		690,000	702,938
German Federal Republic:
0% 2/15/31 (Reg. S)	EUR	1,000,000	1,229,258
0% 5/15/35 (Reg. S)	EUR	18,200,000	22,077,392
Ghana Republic:
7.75% 4/7/29 (d)		810,000	815,063
8.125% 1/18/26 (d)		315,000	326,084
10.75% 10/14/30 (d)		525,000	656,020
Guatemalan Republic:
4.9% 6/1/30 (d)		60,000	67,061
5.375% 4/24/32 (d)		490,000	565,276
6.125% 6/1/50 (d)		335,000	401,435
Indonesian Republic:
2.625% 6/14/23	EUR	4,017,000	4,963,578
3.85% 10/15/30		24,460,000	27,697,893
4.1% 4/24/28		960,000	1,092,780
4.2% 10/15/50		24,000,000	27,814,500
4.35% 1/11/48		655,000	761,151
5.125% 1/15/45 (d)		1,145,000	1,441,483
5.25% 1/17/42 (d)		485,000	611,494
5.95% 1/8/46 (d)		560,000	782,880
6.75% 1/15/44 (d)		380,000	569,715
7.75% 1/17/38 (d)		1,017,000	1,558,425
8.5% 10/12/35 (d)		1,510,000	2,423,833
Islamic Republic of Pakistan:
6% 4/8/26 (d)		1,450,000	1,457,410
8.25% 4/15/24 (d)		339,000	363,535
Israeli State 3.375% 1/15/50		865,000	942,331
Ivory Coast:
6.125% 6/15/33 (d)		1,065,000	1,167,040
6.375% 3/3/28 (d)		1,580,000	1,759,034
Jamaican Government:
6.75% 4/28/28		275,000	321,750
7.875% 7/28/45		250,000	353,094
Jordanian Kingdom:
4.95% 7/7/25 (d)		830,000	868,388
7.375% 10/10/47 (d)		155,000	166,267
Kingdom of Saudi Arabia:
2.25% 2/2/33 (d)		990,000	973,913
2.9% 10/22/25 (d)		7,960,000	8,513,220
3.25% 10/22/30 (d)		5,890,000	6,397,276
3.625% 3/4/28 (d)		425,000	469,970
3.75% 1/21/55 (d)		370,000	393,657
4% 4/17/25 (d)		510,000	560,618
4.5% 10/26/46 (d)		310,000	364,638
4.5% 4/22/60 (d)		4,190,000	5,087,708
4.625% 10/4/47 (d)		425,000	509,511
Korean Republic 1% 9/16/30		855,000	820,542
Lebanese Republic:
5.8% 12/31/49 (e)		1,113,000	138,290
6.375% 12/31/49 (e)		977,000	121,392
Ministry of Finance of the Russian Federation:
4.25% 6/23/27(Reg. S)		800,000	899,200
4.375% 3/21/29(Reg. S)		800,000	914,400
5.1% 3/28/35 (d)		1,800,000	2,190,150
5.1% 3/28/35(Reg. S)		1,000,000	1,216,750
5.25% 6/23/47 (d)		800,000	1,034,150
5.25% 6/23/47(Reg. S)		600,000	775,613
5.625% 4/4/42 (d)		400,000	530,700
Mongolia Government:
3.5% 7/7/27 (d)		200,000	196,750
5.125% 4/7/26 (d)		600,000	630,816
Moroccan Kingdom:
2.375% 12/15/27 (d)		1,280,000	1,263,360
3% 12/15/32 (d)		200,000	193,500
4% 12/15/50 (d)		200,000	185,500
5.5% 12/11/42 (d)		100,000	113,613
Panamanian Republic:
2.252% 9/29/32		460,000	448,299
3.87% 7/23/60		340,000	351,114
Peoples Republic of China 1.2% 10/21/30 (d)		620,000	607,631
Peruvian Republic:
2.783% 1/23/31		2,735,000	2,795,341
3.3% 3/11/41		375,000	379,313
3.55% 3/10/51		255,000	264,690
7.35% 7/21/25		255,000	311,467
Province of Santa Fe 7% 3/23/23 (d)		1,141,000	1,068,261
Provincia de Cordoba:
5% 12/10/25 (d)(h)		1,645,009	1,261,825
5% 6/1/27 (d)(h)		640,167	431,433
Republic of Armenia 7.15% 3/26/25 (d)		160,000	182,630
Republic of Honduras 5.625% 6/24/30 (d)		265,000	281,033
Republic of Iraq 5.8% 1/15/28 (Reg. S)		442,000	424,541
Republic of Kenya:
6.875% 6/24/24 (d)		780,000	857,171
7% 5/22/27 (d)		810,000	889,886
Republic of Nigeria:
6.375% 7/12/23 (d)		235,000	250,172
6.5% 11/28/27 (d)		330,000	347,490
7.143% 2/23/30 (d)		670,000	703,207
7.625% 11/21/25 (d)		2,670,000	2,985,060
Republic of Paraguay:
2.739% 1/29/33 (d)		320,000	314,860
4.95% 4/28/31 (d)		825,000	955,350
5.4% 3/30/50 (d)		560,000	666,505
Republic of Serbia 2.125% 12/1/30 (d)		660,000	635,786
Republic of Uzbekistan:
3.7% 11/25/30 (d)		395,000	392,630
3.9% 10/19/31 (d)		565,000	565,848
4.75% 2/20/24 (d)		315,000	332,325
Romanian Republic:
3% 2/14/31 (d)		922,000	961,646
4% 2/14/51 (d)		335,000	355,058
4.375% 8/22/23 (d)		300,000	321,338
Rwanda Republic 5.5% 8/9/31 (d)		635,000	653,772
South African Republic 4.85% 9/30/29		335,000	354,011
State of Qatar:
3.4% 4/16/25 (d)		5,705,000	6,198,126
3.75% 4/16/30 (d)		18,861,000	21,499,182
4% 3/14/29 (d)		775,000	892,800
4.4% 4/16/50 (d)		16,490,000	20,447,600
4.817% 3/14/49 (d)		975,000	1,273,167
5.103% 4/23/48 (d)		670,000	900,648
9.75% 6/15/30 (d)		413,000	658,425
Sultanate of Oman:
4.875% 2/1/25 (d)		265,000	277,223
5.375% 3/8/27 (d)		170,000	179,382
5.625% 1/17/28 (d)		1,130,000	1,194,975
6% 8/1/29 (d)		720,000	770,085
6.25% 1/25/31 (d)		200,000	217,500
6.75% 1/17/48 (d)		1,081,000	1,103,836
The Third Pakistan International Sukuk Co. Ltd. 5.5% 10/13/21 (d)		495,000	495,866
Turkish Republic:
3.25% 3/23/23		3,670,000	3,690,185
4.25% 3/13/25		1,260,000	1,252,755
4.25% 4/14/26		655,000	637,315
4.75% 1/26/26		1,090,000	1,085,913
4.875% 10/9/26		995,000	985,548
4.875% 4/16/43		1,000,000	823,313
5.125% 3/25/22		2,440,000	2,486,970
5.125% 6/22/26 (d)		405,000	406,013
5.125% 2/17/28		755,000	747,828
5.75% 3/22/24		380,000	395,153
5.75% 5/11/47		942,000	835,907
6% 1/14/41		240,000	222,345
6.25% 9/26/22		1,915,000	1,991,600
6.35% 8/10/24		435,000	459,822
6.375% 10/14/25		1,045,000	1,103,324
Ukraine Government:
1.258% 5/31/40 (d)(f)		305,000	346,804
6.876% 5/21/29 (d)		245,000	258,720
7.253% 3/15/33 (d)		845,000	895,330
7.375% 9/25/32 (d)		420,000	448,823
7.75% 9/1/21 (d)		4,924,000	4,924,000
7.75% 9/1/22 (d)		990,000	1,035,045
7.75% 9/1/23 (d)		1,525,000	1,643,188
7.75% 9/1/24 (d)		1,565,000	1,715,925
7.75% 9/1/26 (d)		320,000	355,760
7.75% 9/1/27 (d)		170,000	189,316
United Kingdom, Great Britain and Northern Ireland:
0.625% 7/31/35 (Reg. S)	GBP	260,000	343,091
0.625% 10/22/50 (Reg. S)	GBP	800,000	979,052
1.25% 10/22/41 (Reg. S) (j)	GBP	1,400,000	1,991,272
1.75% 9/7/37 (Reg. S)	GBP	921,009	1,411,121
1.75% 1/22/49(Reg. S) (j)	GBP	1,060,000	1,693,177
3.25% 1/22/44	GBP	190,000	374,524
4.25% 3/7/36 (Reg. S)	GBP	30,000	60,025
4.25% 12/7/46	GBP	50,000	116,994
4.25% 12/7/49 (Reg. S) (j)	GBP	385,283	943,118
United Mexican States:
2.659% 5/24/31		665,000	657,643
3.25% 4/16/30		895,000	938,519
3.75% 1/11/28		820,000	906,254
4.5% 4/22/29		485,000	556,174
5.75% 10/12/2110		1,220,000	1,482,529
6.05% 1/11/40		980,000	1,249,990
Uruguay Republic 5.1% 6/18/50		980,000	1,305,115
Venezuelan Republic:
9.25% 9/15/27 (e)		4,549,000	454,900
11.95% 8/5/31 (Reg. S) (e)		938,300	95,003
12.75% 8/23/22 (e)		199,600	19,960
Vietnamese Socialist Republic 5.5% 3/12/28		2,137,817	2,152,915
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $315,360,014)			333,487,079

Supranational Obligations - 0.1%
Corporacion Andina de Fomento 2.375% 5/12/23 (Cost $15,280,585)		15,300,000	15,747,928
		Shares	Value

Common Stocks - 0.1%
COMMUNICATION SERVICES - 0.0%
Entertainment - 0.0%
Cineworld Group PLC warrants 11/23/25 (s)		149,986	60,365
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
CEC Entertainment, Inc. (c)		40,185	723,330
Specialty Retail - 0.0%
David's Bridal, Inc. rights (c)(s)		295	0

TOTAL CONSUMER DISCRETIONARY			723,330

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Forbes Energy Services Ltd. (s)		55,600	5,410
Jonah Energy Parent LLC (c)		36,493	1,685,977
			1,691,387
Oil, Gas & Consumable Fuels - 0.1%
California Resources Corp. (s)		162,432	5,560,047
California Resources Corp. warrants 10/27/24 (s)		3,601	27,368
Chesapeake Energy Corp.		71,152	3,970,993
Chesapeake Energy Corp. (b)		351	19,589
Denbury, Inc. (s)		15,462	1,087,442
EP Energy Corp. (c)		3,729	334,678
Mesquite Energy, Inc. (c)(s)		66,231	2,281,009
			13,281,126

TOTAL ENERGY			14,972,513

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (c)		5,205	85,883
INDUSTRIALS - 0.0%
Machinery - 0.0%
TNT Crane & Rigging LLC (c)		42,873	962,928
TNT Crane & Rigging LLC warrants 10/31/25 (c)(s)		2,081	6,867
			969,795
TOTAL COMMON STOCKS
(Cost $8,712,118)			16,811,886

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
RLJ Lodging Trust Series A, 1.95% (s)		11,325	326,613
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (c)		2,980	289,060
Mortgage Real Estate Investment Trusts - 0.0%
AGNC Investment Corp. Series E, 6.50% (f)		37,320	962,483
Capstead Mortgage Corp. Series E, 7.50%		18,900	481,634
Dynex Capital, Inc. Series C 6.90% (f)		11,400	298,680
MFA Financial, Inc. Series B, 7.50%		13,700	349,761
			2,092,558
TOTAL FINANCIALS			2,381,618
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Cedar Realty Trust, Inc.:
Series B, 7.25%		950	24,406
Series C, 6.50%		14,300	370,227
DiamondRock Hospitality Co. 8.25%		7,100	199,155
Digitalbridge Group, Inc.:
Series H, 7.125%		16,500	422,400
Series I, 7.15%		17,100	440,325
iStar Financial, Inc. Series G, 7.65%		20,500	522,750
National Storage Affiliates Trust Series A, 6.00%		6,925	186,906
PS Business Parks, Inc. Series W, 5.20%		8,025	204,236
Public Storage Series F, 5.15%		21,800	574,212
Rexford Industrial Realty, Inc. Series B, 5.875%		16,525	437,086
Spirit Realty Capital, Inc. Series A, 6.00%		10,200	271,524
UMH Properties, Inc. Series C, 6.75%		8,625	226,751
			3,879,978

TOTAL NONCONVERTIBLE PREFERRED STOCKS			6,261,596

TOTAL PREFERRED STOCKS
(Cost $5,964,011)			6,588,209
		Principal Amount(a)	Value

Bank Loan Obligations - 5.7%
COMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Altice France SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 2.8785% 7/31/25 (f)(g)(t)		4,425,446	4,348,001
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8136% 1/31/26 (f)(g)(t)		2,774,498	2,747,447
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.1248% 8/14/26 (f)(g)(t)		1,900,763	1,893,636
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 11/30/27 (f)(g)(t)		706,328	704,916
Connect Finco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/12/26 (f)(g)(t)		2,503,313	2,500,709
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/2/27 (f)(g)(t)		888,936	888,776
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 5/1/28 (f)(g)(t)		4,513,688	4,505,247
Iridium Satellite LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 11/4/26 (f)(g)(t)		1,282,050	1,279,242
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 3/1/27 (f)(g)(t)		1,975,108	1,945,481
Lumen Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 3/15/27 (f)(g)(t)		686,291	677,424
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8466% 4/30/27 (f)(g)(t)		4,330,462	4,321,801
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (f)(g)(t)		3,117,146	2,946,670
3 month U.S. LIBOR + 8.250% 9.25% 11/1/25 (f)(g)(t)		2,059,000	1,850,526
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 9/21/27 (f)(g)(t)		1,742,363	1,748,357
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 3/9/27 (f)(g)(t)		6,836,809	6,743,965
			39,102,198
Entertainment - 0.1%
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6473% 2/10/27 (f)(g)(t)		5,035,575	4,975,148
AP Core Holdings II LLC:
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 5.500% 7/21/27 (g)(t)(u)		735,000	727,959
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 5.500% 7/21/27 (g)(t)(u)		735,000	727,650
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 8.250% 9.25% 5/23/24 (f)(g)(t)		321,507	342,807
3 month U.S. LIBOR + 2.500% 3.5% 2/28/25 (f)(g)(t)		3,047,617	2,371,260
3 month U.S. LIBOR + 2.750% 3.75% 9/30/26 (f)(g)(t)		492,487	377,368
15.25% 5/23/24 (t)		491,562	603,977
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 3/11/28 (f)(g)(t)		2,354,100	2,344,213
SMG U.S. Midco 2, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6158% 1/23/25 (f)(g)(t)		859,578	806,929
			13,277,311
Media - 0.3%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6% 10/28/27 (f)(g)(t)		2,875,550	2,890,819
Altice Financing SA Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9004% 1/31/26 (f)(g)(t)		1,428,194	1,399,930
Cengage Learning, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.75% 7/14/26 (f)(g)(t)		1,500,000	1,503,330
Charter Communication Operating LLC Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.84% 2/1/27 (f)(g)(t)		9,213,831	9,115,150
Coral-U.S. Co.-Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 1/31/28 (f)(g)(t)		4,180,000	4,135,608
CSC Holdings LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 2.5951% 4/15/27 (f)(g)(t)		2,585,625	2,551,003
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3451% 1/15/26 (f)(g)(t)		1,426,789	1,403,090
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.34% 8/24/26 (f)(g)(t)		7,275,283	4,525,808
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 8/2/27 (f)(g)(t)		3,165,000	3,163,196
Entercom Media Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 11/17/24 (f)(g)(t)		923,271	909,228
Lamar Media Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.500% 1.5965% 1/30/27 (f)(g)(t)		750,000	740,625
LCPR Loan Financing LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8455% 9/25/28 (f)(g)(t)		950,000	949,411
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3451% 7/17/25 (f)(g)(t)		2,724,744	2,682,892
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.5958% 9/19/26 (f)(g)(t)		3,828,371	3,807,430
Proquest LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 10/17/26 (f)(g)(t)		1,093,815	1,091,671
Recorded Books, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0958% 8/29/25 (f)(g)(t)		235,231	234,742
Scripps (E.W.) Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 1/7/28 (f)(g)(t)		1,315,825	1,313,443
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.59% 9/30/26 (f)(g)(t)		1,301,813	1,273,824
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/14/26 (f)(g)(t)		1,636,183	1,632,976
Univision Communications, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 5/6/28 (g)(t)(u)		2,810,000	2,798,282
1 month U.S. LIBOR + 3.250% 4% 3/24/26 (f)(g)(t)		1,347,459	1,343,039
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.5955% 1/31/28 (f)(g)(t)		2,000,000	1,977,500
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (f)(g)(t)		5,859,337	5,846,798
			57,289,795
Wireless Telecommunication Services - 0.1%
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 4/20/27 (f)(g)(t)		803,048	807,400
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (f)(g)(t)		11,710,000	11,878,390
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (f)(g)(t)		1,590,000	1,616,330
Tranche B-5, term loan 8.625% 1/2/24 (t)		1,718,000	1,745,110
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (f)(g)(t)		6,112,766	6,137,584
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.84% 4/11/25 (f)(g)(t)		1,099,820	1,088,689
			23,273,503

TOTAL COMMUNICATION SERVICES			132,942,807

CONSUMER DISCRETIONARY - 1.3%
Auto Components - 0.1%
American Trailer World Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/5/28 (f)(g)(t)		680,000	671,983
Clarios Global LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 4/30/26 (f)(g)(t)		2,009,085	1,985,639
Les Schwab Tire Centers Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 11/2/27 (f)(g)(t)		1,925,325	1,922,918
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 12/16/25 (f)(g)(t)		1,175,700	1,137,678
Truck Hero, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4% 1/29/28 (f)(g)(t)		1,566,075	1,558,636
			7,276,854
Automobiles - 0.0%
Bombardier Recreational Products, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.086% 5/23/27 (f)(g)(t)		691,490	683,884
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 6/3/28 (f)(g)(t)		3,227,616	3,196,696
Thor Industries, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.125% 2/1/26 (f)(g)(t)		435,431	434,887
			4,315,467
Distributors - 0.0%
BCPE Empire Holdings, Inc.:
1LN, term loan:
1 month U.S. LIBOR + 4.000% 4.5% 6/11/26 (f)(g)(t)		135,059	133,708
3 month U.S. LIBOR + 4.000% 4.0846% 6/11/26 (f)(g)(t)		1,512,612	1,498,121
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 6/11/26 (g)(t)(v)		69,941	69,242
Gloves Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 1/6/28 (f)(g)(t)		663,338	661,268
			2,362,339
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 2/12/28 (f)(g)(t)		2,495,000	2,496,871
Creative Artists Agency LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 11/26/26 (f)(g)(t)		738,750	733,520
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 7/30/26 (f)(g)(t)		3,372,301	3,372,301
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (f)(g)(t)		363,000	357,555
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (f)(g)(t)		2,635,095	2,589,640
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 3/13/25 (f)(g)(t)		1,027,688	1,003,650
3 month U.S. LIBOR + 8.500% 9.5% 3/13/25 (f)(g)(t)		1,118,700	1,118,700
Ring Container Technologies Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8/12/28 (g)(t)(u)		1,110,000	1,107,225
Signal Parent, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 4/1/28 (f)(g)(t)		2,050,000	2,009,861
Sotheby's Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 1/15/27 (f)(g)(t)		1,276,441	1,279,096
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (f)(g)(t)		6,603,450	6,606,752
SSH Group Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3973% 7/30/25 (f)(g)(t)		605,880	580,633
TKC Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.5% 5/3/28 (f)(g)(t)		1,180,000	1,171,646
WW International, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 4/13/28 (f)(g)(t)		1,735,000	1,726,325
			26,153,775
Hotels, Restaurants & Leisure - 0.7%
Aimbridge Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 10/1/27 (f)(g)(t)		570,695	564,274
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 2/1/26 (f)(g)(t)		1,116,759	1,081,391
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (f)(g)(t)		2,557,205	2,542,834
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 3/11/25 (f)(g)(t)		1,446,000	1,417,080
Tranche B-4 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 1/15/27 (f)(g)(t)		1,392,375	1,362,787
Aristocrat International Pty Ltd.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/24 (f)(g)(t)		499,950	500,200
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8843% 10/19/24 (f)(g)(t)		2,225,169	2,204,319
Bally's Corp. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 8/6/28 (g)(t)(u)		3,310,000	3,302,321
3 month U.S. LIBOR + 8.000% 9% 5/10/26 (f)(g)(t)		1,296,900	1,355,261
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.332% 9/15/23 (f)(g)(t)		1,397,989	1,394,088
Burger King Worldwide, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 11/19/26 (f)(g)(t)		1,723,750	1,692,860
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 12/22/24 (f)(g)(t)		9,816,977	9,728,820
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.5846% 7/20/25 (f)(g)(t)		6,471,100	6,479,836
Carnival Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 3.75% 6/30/25 (f)(g)(t)		1,366,200	1,356,978
CCM Merger, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/4/25 (f)(g)(t)		799,564	798,228
Churchill Downs, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.09% 3/17/28 (f)(g)(t)		997,500	986,278
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (f)(g)(t)		6,225,000	6,186,094
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 4/18/24 (f)(g)(t)		1,955,775	1,950,729
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.5% 2/1/24 (f)(g)(t)		4,490,000	4,470,918
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 9/8/24 (f)(g)(t)		455,000	396,610
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4% 3/8/24 (f)(g)(t)		1,988,453	1,817,784
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 11/30/23 (f)(g)(t)		2,813,023	2,791,475
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (f)(g)(t)		9,182,705	9,102,356
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (f)(g)(t)		14,168,664	14,067,783
GVC Holdings Gibraltar Ltd. Tranche B4 1LN, term loan 1 month U.S. LIBOR + 2.500% 3/16/27 (g)(t)(u)		1,100,000	1,096,788
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8/18/28 (g)(t)(u)		705,000	702,800
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 5/20/28 (f)(g)(t)		3,860,000	3,851,315
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8344% 6/21/26 (f)(g)(t)		1,646,634	1,627,944
J&J Ventures Gaming LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/26/28 (f)(g)(t)		955,000	957,388
Life Time, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 12/15/24 (f)(g)(t)		2,845,700	2,829,508
MajorDrive Holdings IV LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 5/12/28 (f)(g)(t)		1,900,000	1,898,822
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 8/31/25 (f)(g)(t)		1,050,985	1,027,338
Motel 6 Operating LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8/19/26 (g)(t)(u)		135,000	134,325
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.250% 9% 6/23/26 (f)(g)(t)		930,000	964,875
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 5/29/26 (f)(g)(t)		1,568,990	1,556,376
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (f)(g)(t)		770,936	767,683
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.3346% 3/1/26 (f)(g)(t)		1,852,560	1,822,067
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (f)(g)(t)		160,178	153,792
PlayPower, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6473% 5/10/26 (f)(g)(t)		454,279	449,027
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.09% 5/11/24 (f)(g)(t)		311,459	307,021
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 8/14/24 (f)(g)(t)		2,182,331	2,161,490
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8/13/28 (c)(g)(t)(u)		1,100,000	1,089,825
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 2.3682% 7/10/25 (f)(g)(t)		3,674,750	3,653,106
Station Casinos LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.5% 2/7/27 (f)(g)(t)		4,263,808	4,198,230
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 6.250% 6.8973% 5/29/26 (f)(g)(t)		2,153,887	1,799,853
3 month U.S. LIBOR + 8.000% 9% 2/28/25 (f)(g)(t)		1,856,690	1,891,503
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1473% 12/30/26 (f)(g)(t)		1,559,976	1,492,710
2LN, term loan 3 month U.S. LIBOR + 8.500% 8.6473% 12/30/27 (c)(f)(g)(t)		300,000	276,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 12/30/26 (c)(f)(g)(t)		441,663	441,663
Whatabrands LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 7/21/28 (f)(g)(t)		3,360,000	3,348,442
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 5/30/25 (f)(g)(t)		1,025,514	1,013,977
			119,065,172
Household Durables - 0.0%
Hunter Fan Co. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.8754% 5/7/28 (f)(g)(t)		1,500,000	1,501,875
Mattress Firm, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 11/25/27(f)(g)(t)		964,250	978,714
Osmosis Debt Merger Sub, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 7/30/28 (f)(g)(t)		973,333	972,808
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 7/30/28 (g)(t)(u)		121,667	121,601
TGP Holdings III LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 6/29/28 (f)(g)(t)		687,300	686,730
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.500% 6/29/28 (g)(t)(v)		90,625	90,550
Weber-Stephen Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.0438% 10/30/27 (f)(g)(t)		1,162,866	1,162,622
			5,514,900
Internet & Direct Marketing Retail - 0.2%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 3/5/28 (f)(g)(t)		24,845,150	24,927,884
Buzz Merger Sub Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 1/29/27 (f)(g)(t)		370,313	368,461
CNT Holdings I Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/8/27 (f)(g)(t)		1,745,625	1,743,687
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 10/19/27 (f)(g)(t)		3,970,000	3,953,763
Red Ventures LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 11/8/24 (f)(g)(t)		3,442,783	3,401,194
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5846% 12/17/26 (f)(g)(t)		6,356,348	6,315,604
			40,710,593
Leisure Products - 0.0%
Callaway Golf Co. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 4.5889% 1/4/26 (f)(g)(t)		736,575	738,416
Hayward Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 5/28/28 (f)(g)(t)		1,360,000	1,352,914
Rising Tide Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 6/1/28 (f)(g)(t)		1,250,000	1,250,788
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.5846% 12/21/25 (f)(g)(t)		977,500	960,697
SRAM LLC. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 5/12/28 (f)(g)(t)		1,907,318	1,896,981
			6,199,796
Multiline Retail - 0.0%
Franchise Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 3/10/26 (f)(g)(t)		1,757,284	1,762,784
Specialty Retail - 0.1%
Academy Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 4.5% 11/6/27 (f)(g)(t)		1,589,766	1,589,273
Adient U.S. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5846% 4/8/28 (f)(g)(t)		710,000	708,076
Ambience Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 7/24/28 (f)(g)(t)		920,000	917,314
Empire Today LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 4/1/28 (f)(g)(t)		1,000,000	1,000,000
Gannett Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 2/9/26 (f)(g)(t)		689,657	693,968
Jo-Ann Stores LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/7/28 (f)(g)(t)		885,000	880,133
LBM Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (f)(g)(t)		1,706,502	1,680,478
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (f)(g)(t)		2,420,000	2,420,000
Murphy U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.25% 1/29/28 (f)(g)(t)		1,521,188	1,523,089
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 3/4/28 (f)(g)(t)		1,122,188	1,119,382
Rent-A-Center, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/17/28 (f)(g)(t)		1,416,450	1,421,323
Sweetwater Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 8/5/28 (f)(g)(t)		915,000	908,138
Tory Burch LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 4/14/28 (f)(g)(t)		1,465,000	1,459,814
Victoria's Secret & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/30/28 (f)(g)(t)		985,000	980,075
Woof Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/21/27 (f)(g)(t)		1,132,163	1,132,163
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8% 12/21/28 (f)(g)(t)		295,000	297,213
			18,730,439
Textiles, Apparel & Luxury Goods - 0.0%
Canada Goose, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/7/27 (f)(g)(t)		825,855	826,202
Samsonite IP Holdings SARL Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 4/25/25 (f)(g)(t)		1,344,838	1,334,751
			2,160,953

TOTAL CONSUMER DISCRETIONARY			234,253,072

CONSUMER STAPLES - 0.2%
Beverages - 0.0%
Arterra Wines Canada, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 11/25/27 (f)(g)(t)		572,125	571,232
Triton Water Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/31/28 (f)(g)(t)		2,390,000	2,372,338
			2,943,570
Food & Staples Retailing - 0.1%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.8389% 10/1/26 (f)(g)(t)		98,000	96,775
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8389% 10/1/25 (f)(g)(t)		281,775	273,908
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0966% 2/3/24 (f)(g)(t)		1,798,692	1,796,623
Froneri U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 1/29/27 (f)(g)(t)		1,692,900	1,665,864
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8785% 10/22/25 (f)(g)(t)		381,552	379,763
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/20/25 (f)(g)(t)		2,620,731	2,584,696
Shearer's Foods, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/23/27 (f)(g)(t)		2,221,761	2,216,563
U.S. Foods, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 6/27/23 (f)(g)(t)		954,337	942,751
			9,956,943
Food Products - 0.1%
Atkins Nutritional Holdings II, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/7/24 (f)(g)(t)		763,720	765,308
BellRing Brands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/21/24 (f)(g)(t)		1,001,056	1,003,719
Chobani LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/23/27 (f)(g)(t)		2,302,600	2,304,051
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 5/1/26 (f)(g)(t)		4,258,113	4,228,860
			8,301,938
Household Products - 0.0%
Energizer Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 12/16/27 (f)(g)(t)		1,238,775	1,228,245
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 12/22/26 (f)(g)(t)		2,220,396	2,163,510
Resideo Funding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 2/12/28 (f)(g)(t)		942,638	933,211
			4,324,966
Personal Products - 0.0%
Conair Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/17/28 (f)(g)(t)		1,990,000	1,987,095
Knowlton Development Corp., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 12/21/25 (f)(g)(t)		952,558	942,079
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.0955% 6/15/25 (f)(g)(t)		800,603	585,777
			3,514,951

TOTAL CONSUMER STAPLES			29,042,368

ENERGY - 0.2%
Energy Equipment & Services - 0.0%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.8346% 11/3/25 (f)(g)(t)		1,244,367	1,226,485
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.0879% 5/21/25 (f)(g)(t)		1,098,454	1,067,851
ChampionX Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 6/3/27 (f)(g)(t)		1,116,250	1,130,203
			3,424,539
Oil, Gas & Consumable Fuels - 0.2%
Apro LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 11/14/26 (f)(g)(t)		1,604,030	1,600,020
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (f)(g)(t)		2,059,132	2,039,118
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (f)(g)(t)		1,445,242	1,428,983
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/17/28 (c)(f)(g)(t)		950,000	945,250
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (f)(g)(t)		840,038	826,177
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (f)(g)(t)		3,672,517	3,673,656
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (f)(g)(t)		8,640,000	8,571,139
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 3/30/25 (f)(g)(t)		1,348,116	1,312,162
EG America LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.1473% 2/6/25 (f)(g)(t)		2,325,163	2,308,097
3 month U.S. LIBOR + 4.250% 4.75% 3/10/26 (f)(g)(t)		1,143,105	1,139,676
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1473% 2/6/25 (f)(g)(t)		2,162,908	2,147,032
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1208% 3/1/26 (f)(g)(t)		1,381,511	1,045,915
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3346% 7/18/25 (f)(g)(t)		3,008,467	2,881,148
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 8/25/23 (f)(g)(t)		1,631,096	1,371,866
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (f)(g)(t)		884,954	879,052
ITT Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 7/30/28 (f)(g)(t)		800,000	796,000
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5% 2/15/24 (f)(g)(t)		2,811,707	2,298,570
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0846% 5/22/26 (f)(g)(t)		1,257,593	1,255,292
Matador Bidco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8346% 10/15/26 (f)(g)(t)		898,625	897,879
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(e)(g)(t)		1,224,553	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(e)(g)(t)		528,000	0
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 6/21/26 (f)(g)(t)		1,105,313	1,064,847
			38,481,879

TOTAL ENERGY			41,906,418

FINANCIALS - 0.5%
Capital Markets - 0.1%
AssuredPartners, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 4% 2/13/27 (f)(g)(t)		1,086,250	1,083,534
3 month U.S. LIBOR + 3.500% 3.5846% 2/13/27 (f)(g)(t)		1,142,600	1,131,037
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/22/24 (f)(g)(t)		497,196	497,817
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 2/27/28 (f)(g)(t)		2,892,750	2,852,454
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/9/27 (f)(g)(t)		2,392,711	2,393,835
Franklin Square Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.375% 8/3/25 (f)(g)(t)		1,086,039	1,077,893
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3761% 3/1/25 (f)(g)(t)		1,877,349	1,862,104
Russell Investments U.S. Institutional Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 5/30/25 (f)(g)(t)		606,723	605,776
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3948% 7/1/26 (f)(g)(t)		691,724	684,087
			12,188,537
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. term loan 17% 9/21/27 (c)(f)(t)		800,805	798,803
Agellan Portfolio 9% 8/7/25 (c)(f)(t)		239,000	241,390
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.5% 1/15/25 (f)(g)(t)		1,314,661	1,306,576
Finco I LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 6/27/25 (f)(g)(t)		800,437	794,290
Focus Financial Partners LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 6/24/28 (f)(g)(t)		609,375	604,427
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 2.500% 6/30/28 (g)(t)(v)		140,625	139,483
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 7/3/24(f)(g)(t)		1,138,717	1,126,384
GT Polaris, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 9/24/27 (f)(g)(t)		1,064,657	1,064,391
HCRX Investments Holdco LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 7/15/28 (g)(t)(u)		1,605,000	1,596,975
Hightower Holding LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/21/28 (f)(g)(t)		844,000	843,789
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 4/21/28 (g)(t)(v)		211,000	210,947
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 7/3/24 (f)(g)(t)		717,499	706,291
KREF Holdings X LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 9/1/27 (f)(g)(t)		1,228,825	1,225,753
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/29/24 (f)(g)(t)		259,583	258,350
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 2/11/27 (f)(g)(t)		2,483,128	2,471,333
TransUnion LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 11/16/26 (f)(g)(t)		2,245,336	2,221,828
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 4/29/26 (f)(g)(t)		1,181,341	1,173,320
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 8.75% 11/15/22 (c)(f)(g)(t)		3,101,000	3,108,753
			19,893,083
Insurance - 0.3%
Acrisure LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.607% 2/13/27 (f)(g)(t)		4,962,937	4,885,416
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 5/10/25 (f)(g)(t)		1,902,075	1,880,677
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 5/9/25 (f)(g)(t)		735,000	726,320
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (f)(g)(t)		4,142,296	4,141,799
AmeriLife Holdings LLC:
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.0958% 3/18/27 (f)(g)(t)		2,594,110	2,581,140
3 month U.S. LIBOR + 4.000% 4.75% 3/18/27 (c)(f)(g)(t)		387,075	385,140
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 3/18/28 (c)(f)(g)(t)		305,000	305,000
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3% 2/19/28 (f)(g)(t)		2,926,550	2,896,875
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.2096% 11/3/23 (f)(g)(t)		1,387,345	1,372,029
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 11/3/24 (f)(g)(t)		2,621,318	2,575,445
Tranche B3 2LN, term loan 3 month U.S. LIBOR + 5.250% 5.3346% 1/31/28 (f)(g)(t)		3,855,000	3,834,337
Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 5.3346% 1/20/29 (f)(g)(t)		1,925,000	1,914,182
Tranche B8 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 12/23/26 (f)(g)(t)		6,728,329	6,594,839
Tranche B9 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 7/31/27 (f)(g)(t)		2,064,825	2,023,095
Baldwin Risk Partners LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 10/14/27 (f)(g)(t)		370,000	368,383
HUB International Ltd.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 4/25/25 (f)(g)(t)		2,405,374	2,402,174
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8752% 4/25/25 (f)(g)(t)		9,189,862	9,080,318
Ryan Specialty Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 9/1/27 (f)(g)(t)		2,138,838	2,133,490
USI, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3973% 12/2/26 (f)(g)(t)		738,756	730,445
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1473% 5/16/24 (f)(g)(t)		4,035,345	3,998,018
			54,829,122

TOTAL FINANCIALS			86,910,742

HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.0%
Avantor Funding, Inc. Tranche B5 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.75% 11/6/27 (f)(g)(t)		1,577,075	1,575,104
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 5/4/28 (f)(g)(t)		2,030,000	2,027,463
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/27 (f)(g)(t)		2,028,458	2,032,272
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0905% 6/30/25 (f)(g)(t)		2,087,732	2,084,684
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 11/30/27 (f)(g)(t)		1,266,825	1,264,925
Pathway Vet Alliance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 3/31/27 (f)(g)(t)		1,580,657	1,570,035
			10,554,483
Health Care Providers & Services - 0.3%
AHP Health Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8/23/28 (g)(t)(u)		770,000	770,963
Aveanna Healthcare LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 7/17/28 (f)(g)(t)		677,453	675,881
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 7/17/28 (g)(t)(u)		157,547	157,182
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 12/13/26 (f)(g)(t)		3,639,491	3,645,569
DaVita HealthCare Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 8/12/26 (f)(g)(t)		483,860	480,787
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (f)(g)(t)		12,376,778	12,407,720
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.5% 3/15/28 (f)(g)(t)		1,426,425	1,419,293
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (f)(g)(t)		5,775,925	5,769,918
Indigo Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (f)(g)(t)		1,439,075	1,437,579
MED ParentCo LP:
1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3346% 8/31/26 (f)(g)(t)		1,313,908	1,308,363
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3346% 8/30/27 (f)(g)(t)		485,000	482,575
Milk Specialties Co. 1LN, term loan 1 month U.S. LIBOR + 4.000% 5% 8/15/25 (f)(g)(t)		445,000	443,193
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8/10/28 (g)(t)(u)		3,630,000	3,628,185
Pluto Acquisition I, Inc. term loan 1 month U.S. LIBOR + 4.000% 4.1207% 6/20/26 (f)(g)(t)		1,350,000	1,345,505
Radiology Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.346% 7/9/25 (f)(g)(t)		1,410,000	1,400,186
RadNet Management, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.7538% 4/23/28 (f)(g)(t)		775,000	771,768
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 11/16/25 (f)(g)(t)		2,277,688	2,260,355
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 8/31/26 (f)(g)(t)		1,375,198	1,375,418
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 6/23/24 (f)(g)(t)		2,497,496	2,474,594
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.25% 12/15/27 (f)(g)(t)		970,125	973,462
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (f)(g)(t)		5,858,358	5,855,194
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.3458% 11/20/26 (f)(g)(t)		1,760,625	1,754,023
			50,837,713
Health Care Technology - 0.1%
athenahealth, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3772% 2/11/26 (f)(g)(t)		7,234,841	7,252,928
Emerald TopCo, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.250% 3.6284% 7/22/26 (f)(g)(t)		1,421,292	1,405,658
Imprivata, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 12/1/27 (f)(g)(t)		1,596,000	1,593,255
PointClickCare Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 12/29/27 (f)(g)(t)		798,000	797,003
Virgin Pulse, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/6/28 (f)(g)(t)		940,000	937,650
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5958% 9/30/26 (f)(g)(t)		1,531,826	1,522,896
			13,509,390
Life Sciences Tools & Services - 0.0%
PPD, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.5% 1/13/28 (f)(g)(t)		2,837,888	2,828,778
Pharmaceuticals - 0.1%
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8458% 8/1/27 (f)(g)(t)		5,190,619	5,096,980
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/5/28 (f)(g)(t)		5,205,000	5,205,000
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/2/28 (f)(g)(t)		4,510,000	4,523,169
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 11/27/25 (f)(g)(t)		1,660,737	1,650,358
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 6/1/25 (f)(g)(t)		1,326,231	1,321,046
			17,796,553

TOTAL HEALTH CARE			95,526,917

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
Gemini HDPE LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 12/31/27 (f)(g)(t)		978,587	976,141
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.33% 6/19/26 (f)(g)(t)		368,438	354,621
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 5/30/25 (f)(g)(t)		734,623	722,333
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 12/9/25 (f)(g)(t)		7,663,687	7,537,772
Tranche G 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 8/22/24 (f)(g)(t)		1,394,700	1,374,659
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/30/25 (f)(g)(t)		1,851,015	1,775,049
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 4/30/26 (f)(g)(t)		181,000	177,380
			12,917,955
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6473% 4/8/26 (f)(g)(t)		1,300,301	1,264,335
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6473% 4/4/26 (f)(g)(t)		699,087	679,750
Hanjin International Corp. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 12/23/22 (c)(f)(g)(t)		2,105,000	2,099,738
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/5/24 (f)(g)(t)		656,344	655,799
			4,699,622
Airlines - 0.1%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/20/28 (f)(g)(t)		3,220,000	3,313,573
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 8/11/28 (f)(g)(t)		1,405,000	1,402,738
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (f)(g)(t)		3,065,000	3,248,900
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (f)(g)(t)		2,750,000	2,914,478
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/21/28 (f)(g)(t)		4,972,538	4,977,609
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4% 12/11/26 (f)(g)(t)		1,249,578	1,205,218
			17,062,516
Building Products - 0.0%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (f)(g)(t)		1,920,000	1,918,003
APi Group DE, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 10/1/26 (f)(g)(t)		1,900,000	1,880,411
Gypsum Management & Supply, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 6/1/25 (f)(g)(t)		1,189,286	1,181,008
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 2/28/27 (f)(g)(t)		1,668,875	1,638,769
			6,618,191
Commercial Services & Supplies - 0.3%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 9/29/24 (f)(g)(t)		436,700	436,700
ADS Tactical, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 3/19/26 (f)(g)(t)		1,866,375	1,866,375
All-Star Bidco AB Tranche B1 1LN, term loan 1 month U.S. LIBOR + 3.500% 7/21/28 (g)(t)(u)		1,155,000	1,148,266
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/14/28 (f)(g)(t)		1,790,000	1,789,248
APX Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/9/28 (f)(g)(t)		1,115,000	1,110,819
AVSC Holding Corp. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 10/15/26 (f)(g)(t)		1,535,966	1,366,579
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (f)(g)(t)		6,432,896	6,342,643
Cimpress U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 4/29/28 (f)(g)(t)		1,280,000	1,277,862
Conservice Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.357% 5/13/27 (f)(g)(t)		1,161,225	1,159,773
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (f)(g)(t)		1,599,845	1,582,519
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8785% 8/1/26 (f)(g)(t)		2,060,452	2,058,247
Erm Emerald U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3973% 7/12/26 (f)(g)(t)		683,257	677,388
Filtration Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 3/29/25 (f)(g)(t)		2,069,058	2,048,636
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 11/3/23 (f)(g)(t)		1,144,639	1,075,961
KNS Acquisitions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7% 4/21/27 (f)(g)(t)		915,000	905,091
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/21/28 (f)(g)(t)		2,650,000	2,631,795
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.5846% 1/23/27 (f)(g)(t)		2,178,000	2,158,028
3 month U.S. LIBOR + 4.750% 5.5% 2/3/27 (f)(g)(t)		748,125	750,556
Tranche B 2LN, term loan 1 month U.S. LIBOR + 8.750% 1/31/28 (g)(t)(u)		1,180,000	1,174,100
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.0846% 9/20/26 (f)(g)(t)		1,648,519	1,652,640
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 8/4/28 (g)(t)(u)		3,070,000	3,047,620
Pitney Bowes, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.09% 3/19/28 (f)(g)(t)		513,350	513,863
PowerTeam Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.5% 3/6/25 (f)(g)(t)		1,210,000	1,195,637
RLG Holdings LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/8/28 (f)(g)(t)		817,929	816,653
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.250% 7/8/28 (g)(t)(v)		207,071	206,748
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (f)(g)(t)		1,949,615	1,944,741
Staples, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1258% 4/16/26 (f)(g)(t)		519,608	490,307
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.500% 4.6258% 9/12/24 (f)(g)(t)		132,396	128,203
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8973% 8/29/25 (f)(g)(t)		849,225	788,599
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.625% 8/15/25 (f)(g)(t)		1,435,196	1,422,638
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.625% 4/1/28 (f)(g)(t)		605,000	599,894
			44,368,129
Construction & Engineering - 0.1%
JMC Steel Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0884% 1/24/27 (f)(g)(t)		1,092,121	1,076,286
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (f)(g)(t)		500,000	540,000
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.09% 1/21/28 (f)(g)(t)		1,198,630	1,192,805
Rockwood Service Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0846% 1/23/27 (f)(g)(t)		1,961,161	1,958,710
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/20/28 (f)(g)(t)		4,365,000	4,348,631
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 9/27/24 (f)(g)(t)		897,568	897,424
USIC Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 5/7/28 (f)(g)(t)		1,345,000	1,338,611
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/21/26 (f)(g)(t)		1,653,649	1,655,716
			13,008,183
Electrical Equipment - 0.0%
Alliance Laundry Systems LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/8/27 (f)(g)(t)		536,436	536,210
Array Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/14/27 (f)(g)(t)		1,887,074	1,868,203
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8458% 3/2/27 (f)(g)(t)		3,974,838	3,947,531
			6,351,944
Machinery - 0.0%
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 10/1/25 (f)(g)(t)		863,859	855,437
Columbus McKinnon Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 5/14/28 (c)(f)(g)(t)		640,000	639,200
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3458% 11/15/26 (f)(g)(t)		127,677	125,379
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5958% 11/15/25 (f)(g)(t)		883,290	877,107
Doosan Bobcat Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.3973% 5/18/24 (f)(g)(t)		1,047,375	1,039,300
Standard Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 8/6/28 (g)(t)(u)		1,780,000	1,774,286
TNT Crane & Rigging LLC:
1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/16/24 (f)(g)(t)		1,366,812	1,421,485
Tranche B 1LN, term loan 3 month U.S. LIBOR + 11.000% 12% 4/16/25 (f)(g)(t)		367,761	353,051
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/31/27 (f)(g)(t)		1,007,407	1,006,006
			8,091,251
Professional Services - 0.1%
AlixPartners LLP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 2/4/28 (f)(g)(t)		2,009,963	1,997,119
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 2/7/26 (f)(g)(t)		2,379,645	2,364,273
CoreLogic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 6/2/28 (f)(g)(t)		3,375,000	3,359,171
EAB Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 8/16/28 (f)(g)(t)		635,000	630,371
EmployBridge LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/19/28 (f)(g)(t)		1,870,000	1,849,542
Nielsen Holdings PLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0958% 3/5/28 (f)(g)(t)		1,147,125	1,144,739
			11,345,215
Road & Rail - 0.1%
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1473% 12/30/26 (f)(g)(t)		1,975,000	1,952,781
Uber Technologies, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.5846% 4/4/25 (f)(g)(t)		3,979,487	3,968,902
3 month U.S. LIBOR + 3.500% 3.5846% 2/25/27 (f)(g)(t)		1,926,337	1,919,653
XPO Logistics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 1.8808% 2/23/25 (f)(g)(t)		1,000,000	991,530
			8,832,866
Trading Companies & Distributors - 0.0%
Beacon Roofing Supply, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.3346% 4/23/28 (f)(g)(t)		1,005,000	997,322
Fly Funding II SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.88% 8/9/25 (f)(g)(t)		827,749	813,611
			1,810,933
Transportation Infrastructure - 0.0%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/6/28 (f)(g)(t)		990,000	990,624
ASP LS Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 4/30/28 (f)(g)(t)		775,000	773,551
First Student Bidco, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (f)(g)(t)		1,566,691	1,554,064
Tranche C 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (f)(g)(t)		578,309	573,648
Worldwide Express, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/22/28 (f)(g)(t)		1,590,000	1,588,505
			5,480,392

TOTAL INDUSTRIALS			140,587,197

INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.1%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8973% 8/10/25 (f)(g)(t)		2,561,223	2,113,009
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 4/4/26 (f)(g)(t)		3,507,525	3,464,558
Radiate Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/10/26 (f)(g)(t)		4,432,725	4,420,624
			9,998,191
Electronic Equipment & Components - 0.0%
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 3/31/29 (f)(g)(t)		315,000	313,951
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/31/28 (f)(g)(t)		1,145,173	1,143,948
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.3376% 3/31/28 (f)(g)(t)(v)		239,827	239,570
EPV Merger Sub, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 3/8/25 (f)(g)(t)		1,314,231	1,292,874
EXC Holdings III Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/2/24 (f)(g)(t)		1,319,226	1,314,279
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 8/10/27 (f)(g)(t)		1,856,250	1,838,263
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 2/15/24 (f)(g)(t)		1,911,449	1,893,539
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5958% 9/28/24 (f)(g)(t)		1,230,526	1,225,148
			9,261,572
IT Services - 0.3%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (f)(g)(t)		2,057,292	2,056,016
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8/9/28 (c)(g)(t)(u)		780,000	779,025
Arches Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 12/4/27 (f)(g)(t)		2,527,300	2,502,027
Camelot Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 10/31/26 (f)(g)(t)		3,731,250	3,731,250
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 10/31/26 (f)(g)(t)		2,212,989	2,200,818
CCC Information Services, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 4/27/24 (f)(g)(t)		866,068	865,705
CMI Marketing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 3/23/28 (f)(g)(t)		920,000	922,300
Cologix Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/30/28 (f)(g)(t)		1,160,000	1,158,550
GTT Communications, Inc.:
1LN, term loan 3 month U.S. LIBOR + 5.000% 8.5% 5/31/25 (f)(g)(t)		163,043	164,429
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9% 5/31/25 (f)(g)(t)		8,835,354	6,940,170
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.000% 8.5% 12/31/21 (f)(g)(t)		200,749	202,456
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 8/19/28 (f)(g)(t)		1,710,000	1,710,000
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.9166% 3/26/28 (f)(g)(t)		4,175,000	4,173,956
Park Place Technologies LLC 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 11/10/27 (f)(g)(t)		952,613	952,136
Peraton Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 2/1/28 (f)(g)(t)		8,703,188	8,701,360
Sabre GLBL, Inc.:
Tranche B-1 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (f)(g)(t)		244,790	242,893
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (f)(g)(t)		390,210	387,186
Tempo Acquisition LLC:
Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.000% 8/31/28 (g)(t)(u)		750,000	749,685
3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (f)(g)(t)		3,081,654	3,081,007
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 5/1/24 (f)(g)(t)		251,767	251,453
Verscend Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0846% 8/27/25 (f)(g)(t)		3,095,302	3,088,338
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0879% 3/1/26 (f)(g)(t)		2,038,452	2,025,712
WEX, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 4/1/28 (f)(g)(t)		897,750	889,024
			47,775,496
Semiconductors & Semiconductor Equipment - 0.0%
CMC Materials, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.125% 11/15/25 (f)(g)(t)		747,983	747,668
Software - 0.5%
A&V Holdings Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.370% 6.375% 3/10/27 (f)(g)(t)		1,207,151	1,199,607
Applied Systems, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.75% 9/19/24 (f)(g)(t)		500,000	499,165
AppLovin Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 8/15/25 (f)(g)(t)		4,262,554	4,246,569
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.336% 4/23/26 (f)(g)(t)		1,146,013	1,138,610
Ascend Learning LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/12/24 (f)(g)(t)		1,324,988	1,326,233
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/12/24 (f)(g)(t)		2,398,741	2,395,311
Boxer Parent Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 10/2/25 (f)(g)(t)		2,044,835	2,030,562
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.582% 4/30/25 (f)(g)(t)		2,311,721	2,268,954
Cloudera, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 12/22/27 (f)(g)(t)		766,150	765,315
CommerceHub, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/29/27 (f)(g)(t)		1,074,600	1,075,051
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 12/29/28 (f)(g)(t)		295,000	297,950
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 11/29/24 (f)(g)(t)		878,043	874,478
DCert Buyer, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0846% 10/16/26 (f)(g)(t)		4,355,896	4,346,226
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.0846% 2/19/29 (f)(g)(t)		835,000	840,962
Dynatrace LLC 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 8/23/25 (f)(g)(t)		896,718	891,436
Epicor Software Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 7/31/27 (f)(g)(t)		2,019,738	2,016,587
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.34% 12/22/23 (f)(g)(t)		2,035,576	2,030,487
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (f)(g)(t)		1,702,000	1,709,795
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (f)(g)(t)		5,157,511	5,092,423
Flexera Software LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/3/28 (f)(g)(t)		734,924	734,351
Grab Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 1/29/26 (f)(g)(t)		942,638	948,925
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/1/27 (f)(g)(t)		1,656,675	1,659,442
Helios Software Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9166% 3/11/28 (f)(g)(t)		500,000	497,625
Hyland Software, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.250% 7% 7/10/25 (f)(g)(t)		126,720	127,670
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 7/1/24 (f)(g)(t)		2,276,598	2,276,849
Liftoff Mobile, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 3/17/28 (f)(g)(t)		726,350	723,626
MA FinanceCo. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/5/25 (f)(g)(t)		853,125	855,258
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 6/21/24 (f)(g)(t)		1,309,317	1,290,502
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 9/29/24 (f)(g)(t)		3,652,709	3,652,271
MH Sub I LLC:
1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/15/24 (f)(g)(t)		1,336,500	1,337,930
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.250% 6.3379% 2/23/29 (f)(g)(t)		280,000	283,968
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.5846% 9/15/24 (f)(g)(t)		699,028	694,582
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 7.09% 9/4/26 (f)(g)(t)		100,000	97,250
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.34% 9/5/25 (f)(g)(t)		728,919	721,025
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/2/28 (f)(g)(t)		4,645,000	4,639,426
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5846% 5/30/26 (f)(g)(t)		1,739,524	1,725,034
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6/9/28 (f)(g)(t)(u)		4,505,000	4,476,213
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 2/15/28 (f)(g)(t)		4,986,238	4,930,641
RealPage, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 4/22/28 (f)(g)(t)		2,555,000	2,538,725
Renaissance Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 5/31/25 (f)(g)(t)		1,425,045	1,404,567
Sophia LP 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/7/27 (f)(g)(t)		3,179,025	3,186,305
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 4/16/25 (f)(g)(t)		1,403,475	1,381,300
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 4/16/25 (f)(g)(t)		1,080,764	1,063,688
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 4/16/25(f)(g)(t)		4,912,359	4,841,474
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 1/31/27 (f)(g)(t)		665,216	662,223
UKG, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 5/4/26 (f)(g)(t)		2,922,511	2,923,125
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (f)(g)(t)		1,870,000	1,896,891
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (f)(g)(t)		6,615,096	6,615,096
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 2/28/27 (f)(g)(t)		2,039,188	2,023,894
Xperi Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 3.5846% 6/8/28 (f)(g)(t)		1,020,268	1,011,341
			96,266,938
Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2% 9/19/25 (f)(g)(t)		1,960,529	1,959,627
Seattle Spinco, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 6/21/24 (f)(g)(t)		8,559,103	8,436,109
			10,395,736

TOTAL INFORMATION TECHNOLOGY			174,445,601

MATERIALS - 0.3%
Chemicals - 0.1%
American Rock Salt Co. LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.75% 6/4/28 (f)(g)(t)		900,000	903,375
Aruba Investment Holdings LLC:
2LN, term loan 3 month U.S. LIBOR + 7.750% 8.5% 11/24/28 (f)(g)(t)		290,000	290,725
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 11/24/27 (f)(g)(t)		1,082,288	1,082,969
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (f)(g)(t)		352,690	351,808
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (f)(g)(t)		270,331	269,655
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 5/7/25 (c)(f)(g)(t)		4,200,000	4,095,000
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6573% 5/7/25 (f)(g)(t)		1,760,100	1,667,695
Element Solutions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 1/31/26 (f)(g)(t)		731,348	729,520
Herens U.S. Holdco Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 7/3/28 (f)(g)(t)		1,125,000	1,125,000
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.65% 7/1/26 (f)(g)(t)		695,800	694,638
INEOS U.S. Petrochem LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 1/20/26 (f)(g)(t)		3,645,000	3,633,154
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6473% 3/1/26 (f)(g)(t)		1,611,016	1,596,920
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 3.375% 10/11/24 (f)(g)(t)		1,021,855	1,016,746
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/16/27 (f)(g)(t)		1,579,171	1,580,861
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8379% 10/1/25 (f)(g)(t)		4,461,839	4,407,672
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.84% 4/3/25 (f)(g)(t)		1,192,962	1,165,619
Tronox Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5423% 3/11/28 (f)(g)(t)		871,583	862,187
W. R. Grace & Co.-Conn.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8973% 4/3/25 (f)(g)(t)		262,575	262,903
Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 1.8973% 4/3/25 (f)(g)(t)		450,268	450,830
			26,187,277
Construction Materials - 0.0%
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.15% 1/4/27 (f)(g)(t)		868,249	863,370
VM Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4166% 3/19/28 (f)(g)(t)		2,147,941	2,136,299
White Capital Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 10/19/27 (f)(g)(t)		1,642,588	1,642,850
			4,642,519
Containers & Packaging - 0.2%
AOT Packaging Products AcquisitionCo LLC:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 3/3/28 (f)(g)(t)		1,657,238	1,640,881
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.325% 3/3/28 (f)(g)(t)(v)		372,762	369,083
Berlin Packaging, LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 3/11/28 (f)(g)(t)		1,575,000	1,563,581
Berry Global, Inc. Tranche Z 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8563% 7/1/26 (f)(g)(t)		2,530,575	2,506,332
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.342% 4/3/24 (f)(g)(t)		348,030	338,679
Canister International Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8346% 12/21/26 (f)(g)(t)		2,049,063	2,048,202
Charter NEX U.S., Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 12/1/27 (f)(g)(t)		2,092,000	2,091,665
Flex Acquisition Co., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.000% 2.8949% 6/29/25 (f)(g)(t)		4,521,530	4,459,946
3 month U.S. LIBOR + 3.500% 4% 3/2/28 (f)(g)(t)		2,020,211	2,007,221
Graham Packaging Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/4/27 (f)(g)(t)		2,570,067	2,557,551
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.25% 2/4/26 (f)(g)(t)		1,082,288	1,080,599
Pixelle Specialty Solutions LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/31/24 (f)(g)(t)		1,236,716	1,234,008
Pregis TopCo Corp. 1LN, term loan:
1 month U.S. LIBOR + 4.000% 4.5% 8/1/26 (f)(g)(t)		750,000	749,063
3 month U.S. LIBOR + 4.000% 4.0846% 7/31/26 (f)(g)(t)		738,750	737,516
Printpack Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/26/23 (f)(g)(t)		572,487	568,909
Reynolds Consumer Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 1/30/27 (f)(g)(t)		2,274,006	2,257,360
Reynolds Group Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 2/5/26 (f)(g)(t)		1,119,375	1,111,260
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 2/5/23 (f)(g)(t)		2,393,499	2,378,156
			29,700,012
Metals & Mining - 0.0%
Atkore International, Inc. Tranche B1LN, term loan 1 month U.S. LIBOR + 2.000% 2.5% 5/26/28 (f)(g)(t)		1,090,000	1,085,913
Tiger Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/1/28 (f)(g)(t)		1,000,000	993,330
			2,079,243
Paper & Forest Products - 0.0%
Neenah, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 4/6/28 (f)(g)(t)		850,000	848,938

TOTAL MATERIALS			63,457,989

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.75% 3/23/24 (f)(g)(t)		620,132	577,498
Real Estate Management & Development - 0.1%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (c)(f)(g)(t)		370,365	371,291
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 8/21/25 (f)(g)(t)		4,435,687	4,384,676
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (f)(g)(t)		1,901,265	1,410,168
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (f)(g)(t)		107,234	79,536
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 2/8/25 (f)(g)(t)		17,519	17,424
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8379% 12/22/24 (f)(g)(t)		3,593,000	3,570,939
			9,834,034

TOTAL REAL ESTATE			10,411,532

UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 8/1/25 (f)(g)(t)		5,836,427	5,784,424
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.5% 12/15/27 (f)(g)(t)		992,159	988,795
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (f)(g)(t)		687,696	670,648
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (f)(g)(t)		1,062,639	955,047
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 12/3/25 (f)(g)(t)		713,854	679,946
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (f)(g)(t)		3,910,001	3,740,581
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8362% 12/31/25 (f)(g)(t)		2,790,288	2,753,428
			15,572,869
Gas Utilities - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Esdec Solar Group BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8/23/28 (c)(g)(t)(u)		920,000	906,200
Granite Acquisition, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 3/25/28 (f)(g)(t)		750,000	747,323
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.625% 11/14/25 (f)(g)(t)		975,000	972,562
Talen Energy Supply LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 6/28/26 (f)(g)(t)		106,875	92,298
Terra-Gen Finance Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 12/9/21 (f)(g)(t)		258,519	256,014
			2,974,398

TOTAL UTILITIES			18,547,266

TOTAL BANK LOAN OBLIGATIONS
(Cost $1,025,481,144)			1,028,031,909

Bank Notes - 0.1%
Discover Bank 4.682% 8/9/28 (f)		5,039,000	5,357,623
KeyBank NA 6.95% 2/1/28		718,000	920,945
Regions Bank 6.45% 6/26/37		8,935,000	12,818,741
TOTAL BANK NOTES
(Cost $16,031,778)			19,097,309

Preferred Securities - 0.9%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Europe BV 2.625% (Reg. S) (f)(i)	EUR	$4,400,000	$5,331,910
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen International Finance NV:
2.5%(Reg. S) (f)(i)	EUR	4,751,000	5,734,310
2.7%(Reg. S) (f)(i)	EUR	5,300,000	6,556,461
3.375% (Reg. S) (f)(i)	EUR	200,000	252,577
3.875% (Reg. S) (f)(i)	EUR	7,300,000	9,776,109
4.625% (Reg. S) (f)(i)	EUR	400,000	546,331
			22,865,788
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Cosan Overseas Ltd. 8.25% (i)		2,641,000	2,721,856
Danone SA 1.75% (Reg. S) (f)(i)	EUR	4,900,000	5,947,420
			8,669,276
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Odebrecht Holdco Finance Ltd. 0% 9/10/58(d)		3,100,125	15,501
Oil, Gas & Consumable Fuels - 0.0%
Gazprom PJSC Via Gaz Finance PLC 4.5985% (d)(f)(i)		910,000	950,778

TOTAL ENERGY			966,279

FINANCIALS - 0.3%
Banks - 0.2%
AIB Group PLC 6.25% (Reg. S) (f)(i)	EUR	1,780,000	2,402,486
Alfa Bond Issuance PLC:
6.95% (Reg. S) (f)(i)		200,000	208,709
8% (Reg. S) (f)(i)		972,000	993,498
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (f)(i)	EUR	1,800,000	2,313,669
Banco Do Brasil SA 6.25% (d)(f)(i)		805,000	835,599
Banco Mercantil del Norte SA:
6.75% (d)(f)(i)		505,000	548,103
6.875% (d)(f)(i)		1,365,000	1,421,595
7.625% (d)(f)(i)		352,000	401,759
Bank of Nova Scotia:
4.65% (f)(i)		2,677,000	2,756,081
4.9% (f)(i)		1,100,000	1,207,920
Barclays Bank PLC 7.625% 11/21/22		3,345,000	3,679,807
Barclays PLC 7.125% (f)(i)	GBP	250,000	395,347
BBVA Bancomer SA Texas Branch:
5.125% 1/18/33 (d)(f)		345,000	360,251
5.35% 11/12/29 (d)(f)		265,000	284,552
BNP Paribas SA 6.625% (Reg. S) (f)(i)		2,230,000	2,503,312
Emirates NBD Bank PJSC 6.125% (Reg. S) (f)(i)		730,000	801,148
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (f)(i)		200,000	219,452
HSBC Holdings PLC 6.375% (f)(i)		3,050,000	3,448,334
Itau Unibanco Holding SA 6.125% (d)(f)(i)		1,140,000	1,174,521
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.4649% (f)(g)(i)		340,000	342,707
3 month U.S. LIBOR + 3.470% 3.5985% (f)(g)(i)		345,000	346,919
NBK Tier 1 Financing 2 Ltd. 4.5% (d)(f)(i)		650,000	680,584
NBK Tier 1 Financing Ltd. 3.625% (d)(f)(i)		340,000	339,656
Societe Generale 7.875% (Reg. S) (f)(i)		900,000	1,012,399
Stichting AK Rabobank Certificaten 2.1878% (Reg. S) (f)(g)(i)	EUR	1,545,650	2,591,637
Tinkoff Credit Systems 9.25% (Reg. S) (f)(i)		1,193,000	1,275,891
			32,545,936
Capital Markets - 0.0%
Credit Suisse Group AG 7.5% (Reg. S) (f)(i)		7,755,000	8,670,992
UBS Group AG 7% (Reg. S) (f)(i)		644,000	762,953
			9,433,945
Diversified Financial Services - 0.0%
CAS Capital No 1 Ltd. 4% (Reg. S) (f)(i)		800,000	810,755
OEC Finance Ltd. 7.5% pay-in-kind (d)(i)		1,358,205	144,785
			955,540
Insurance - 0.1%
Aviva PLC 6.125% (f)(i)	GBP	3,170,000	4,840,582
QBE Insurance Group Ltd.:
5.25% (Reg. S) (f)(i)		3,194,000	3,499,728
5.875% (d)(f)(i)		2,110,000	2,367,484
			10,707,794

TOTAL FINANCIALS			53,643,215

HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer AG 2.375% 11/12/79 (Reg. S) (f)	EUR	8,200,000	9,825,326
INDUSTRIALS - 0.0%
Marine - 0.0%
DP World Salaam 6% (Reg. S) (f)(i)		400,000	439,669
Road & Rail - 0.0%
National Express Group PLC 4.25% (Reg. S) (f)(i)	GBP	760,000	1,107,155
Trading Companies & Distributors - 0.0%
AerCap Holdings NV 5.875% 10/10/79 (f)		3,500,000	3,742,521

TOTAL INDUSTRIALS			5,289,345

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Network i2i Ltd.:
3.975% (d)(f)(i)		270,000	274,377
5.65% (d)(f)(i)		380,000	413,163
			687,540
MATERIALS - 0.0%
Construction Materials - 0.0%
CEMEX S.A.B. de CV 5.125% (d)(f)(i)		855,000	902,741
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Aroundtown SA 3.375% (Reg. S) (f)(i)	EUR	4,100,000	5,218,135
AT Securities BV 5.25% (Reg. S) (f)(i)		5,250,000	5,553,666
CPI Property Group SA 3.75% (Reg. S) (f)(i)	EUR	3,400,000	4,058,889
Deutsche Annington Finance BV 4% (Reg. S) (f)(i)	EUR	1,700,000	2,084,468
Grand City Properties SA 1.5% (Reg. S)(f)(i)	EUR	5,300,000	6,193,343
Heimstaden Bostad AB 3.248% (Reg. S) (f)(i)	EUR	5,790,000	7,217,101
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (f)(i)	EUR	2,605,000	3,135,231
			33,460,833
UTILITIES - 0.1%
Electric Utilities - 0.1%
EDF SA 5.25% (Reg. S) (f)(i)		9,240,000	9,608,219
Enel SpA 2.5% (Reg. S) (f)(i)	EUR	3,760,000	4,716,770
SSE PLC 3.74% (Reg. S) (f)(i)	GBP	1,650,000	2,414,470
			16,739,459
TOTAL PREFERRED SECURITIES
(Cost $152,762,748)			158,381,712
		Shares	Value

Money Market Funds - 6.7%
Fidelity Cash Central Fund 0.06% (w)
(Cost $1,204,127,170)		1,203,888,589	1,204,129,367
Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount(a)	Value
Put Options - 0.0%
Option with an exercise rate of 2.75% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 35 Index expiring June 2026, paying 5% quarterly.	9/15/21	EUR 48,250,000	$25,413
TOTAL PURCHASED SWAPTIONS
(Cost $776,540)			25,413
TOTAL INVESTMENT IN SECURITIES - 108.1%
(Cost $18,584,091,178)			19,362,606,222
NET OTHER ASSETS (LIABILITIES) - (8.1)%			(1,456,394,987)
NET ASSETS - 100%			$17,906,211,235

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 9/1/51	$(4,300,000)	$(4,390,816)
2% 9/1/51	(19,800,000)	(20,218,176)
2% 9/1/51	(19,550,000)	(19,962,896)
2% 9/1/51	(4,300,000)	(4,390,816)
2.5% 9/1/51	(11,300,000)	(11,717,766)
3% 9/1/51	(14,200,000)	(14,844,547)
3% 9/1/51	(8,500,000)	(8,885,820)
3% 9/1/51	(8,400,000)	(8,781,281)
3% 9/1/51	(1,250,000)	(1,306,738)
3% 9/1/51	(3,700,000)	(3,867,945)
3% 9/1/51	(21,750,000)	(22,737,246)
3% 9/1/51	(10,550,000)	(11,028,871)
3% 9/1/51	(4,125,000)	(4,312,236)

TOTAL GINNIE MAE		(136,445,154)

Uniform Mortgage Backed Securities
1.5% 9/1/51	(400,000)	(393,181)
1.5% 9/1/51	(250,000)	(245,738)
1.5% 9/1/51	(50,000)	(49,148)
1.5% 9/1/51	(6,350,000)	(6,241,756)
1.5% 9/1/51	(7,900,000)	(7,765,334)
1.5% 9/1/51	(7,650,000)	(7,519,596)
1.5% 9/1/51	(14,100,000)	(13,859,647)
1.5% 9/1/51	(2,450,000)	(2,408,237)
1.5% 9/1/51	(19,750,000)	(19,413,336)
1.5% 9/1/51	(400,000)	(393,181)
1.5% 9/1/51	(3,550,000)	(3,489,486)
1.5% 9/1/51	(8,050,000)	(7,912,777)
1.5% 9/1/51	(8,050,000)	(7,912,777)
2% 9/1/51	(3,650,000)	(3,701,985)
2% 9/1/51	(12,300,000)	(12,475,182)
2% 9/1/51	(12,300,000)	(12,475,182)
2% 9/1/51	(24,400,000)	(24,747,515)
2% 9/1/51	(2,600,000)	(2,637,030)
2% 9/1/51	(8,900,000)	(9,026,757)
2% 9/1/51	(1,650,000)	(1,673,500)
2% 9/1/51	(3,400,000)	(3,448,424)
2% 9/1/51	(7,750,000)	(7,860,379)
2% 9/1/51	(7,750,000)	(7,860,379)
2% 9/1/51	(24,050,000)	(24,392,530)
2% 9/1/51	(23,900,000)	(24,240,393)
2% 9/1/51	(20,300,000)	(20,589,121)
2% 9/1/51	(3,750,000)	(3,803,409)
2% 9/1/51	(24,050,000)	(24,392,530)
2% 9/1/51	(24,050,000)	(24,392,530)
2% 9/1/51	(23,850,000)	(24,189,681)
2% 9/1/51	(23,150,000)	(23,479,712)
2.5% 9/1/51	(7,700,000)	(7,998,377)
2.5% 9/1/51	(14,100,000)	(14,646,378)
2.5% 9/1/51	(23,950,000)	(24,878,067)
2.5% 9/1/51	(15,300,000)	(15,892,878)
2.5% 9/1/51	(1,600,000)	(1,662,000)
2.5% 9/1/51	(2,250,000)	(2,337,188)
2.5% 9/1/51	(21,000,000)	(21,813,754)
3% 9/1/51	(7,750,000)	(8,106,621)
3% 9/1/51	(14,200,000)	(14,853,422)
3% 9/1/51	(8,500,000)	(8,891,133)
3% 9/1/51	(8,400,000)	(8,786,531)
3% 9/1/51	(8,900,000)	(9,309,539)
3% 9/1/51	(16,250,000)	(16,997,754)
3% 9/1/51	(8,300,000)	(8,681,929)
3% 9/1/51	(17,950,000)	(18,775,980)
3% 9/1/51	(4,550,000)	(4,759,371)
3% 9/1/51	(5,200,000)	(5,439,281)
3% 9/1/51	(3,200,000)	(3,347,250)
3% 9/1/51	(3,200,000)	(3,347,250)
3% 9/1/51	(2,100,000)	(2,196,633)
3% 9/1/51	(2,100,000)	(2,196,633)
3% 9/1/51	(5,650,000)	(5,909,988)
3% 10/1/51	(7,750,000)	(8,102,383)
3% 10/1/51	(7,750,000)	(8,102,383)
3.5% 9/1/51	(1,575,000)	(1,666,055)
3.5% 9/1/51	(7,900,000)	(8,356,719)
3.5% 9/1/51	(28,075,000)	(29,698,086)
3.5% 9/1/51	(900,000)	(952,031)
3.5% 9/1/51	(2,975,000)	(3,146,992)
3.5% 9/1/51	(7,900,000)	(8,356,719)
3.5% 9/1/51	(8,800,000)	(9,308,750)
3.5% 10/1/51	(7,900,000)	(8,361,343)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(629,869,851)

TOTAL TBA SALE COMMITMENTS
(Proceeds $765,783,718)		$(766,315,005)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 2.5175% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2031	4/1/26	19,000,000	$(325,407)
Call Swaptions
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 2.5175% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2031	4/1/26	19,000,000	(982,597)
TOTAL WRITTEN SWAPTIONS			$(1,308,004)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	29	Sept. 2021	$3,093,330	$115,292	$115,292
Eurex Euro-Bund Contracts (Germany)	47	Dec. 2021	9,575,150	(14,986)	(14,986)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	38	Dec. 2021	9,461,869	(34,135)	(34,135)
TME 10 Year Canadian Note Contracts (Canada)	143	Dec. 2021	16,562,906	36,378	36,378
TOTAL BOND INDEX CONTRACTS					102,549
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	9	Dec. 2021	1,982,953	1,178	1,178
CBOT 5-Year U.S. Treasury Note Contracts (United States)	260	Dec. 2021	32,166,875	19,852	19,852
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	232	Dec. 2021	34,339,625	(130,042)	(130,042)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	153	Dec. 2021	30,184,031	(318,842)	(318,842)
TOTAL TREASURY CONTRACTS					(427,854)

TOTAL PURCHASED					(325,305)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	2	Dec. 2021	320,574	282	282
ICE Long Gilt Contracts (United Kingdom)	127	Dec. 2021	22,391,467	171,975	171,975
TOTAL BOND INDEX CONTRACTS					172,257
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	669	Dec. 2021	89,280,141	130,900	130,900
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,227	Dec. 2021	270,342,609	(154,833)	(154,833)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	19	Dec. 2021	2,350,656	(1,640)	(1,640)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	40	Dec. 2021	6,518,750	9,555	9,555
TOTAL TREASURY CONTRACTS					(16,018)

TOTAL SOLD					156,239

TOTAL FUTURES CONTRACTS					$(169,066)

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

The notional amount of futures sold as a percentage of Net Assets is 2.2%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
GBP	806,000	USD	1,108,177	Brown Brothers Harriman & Co.	9/2/21	$(48)
USD	77,595	CAD	98,000	JPMorgan Chase Bank, N.A.	9/2/21	(81)
CAD	101,000	USD	79,969	JPMorgan Chase Bank, N.A.	9/14/21	84
EUR	220,000	USD	258,364	BNP Paribas	9/14/21	1,467
EUR	260,000	USD	306,859	Brown Brothers Harriman & Co.	9/14/21	214
EUR	5,341,000	USD	6,327,739	JPMorgan Chase Bank, N.A.	9/14/21	(19,751)
EUR	632,000	USD	739,245	State Street Bank and Trust Co.	9/14/21	7,179
GBP	180,000	USD	249,329	State Street Bank and Trust Co.	9/14/21	(1,847)
USD	135,140	CAD	170,000	Citibank, N.A.	9/14/21	398
USD	63,857	CAD	81,000	Goldman Sachs Bank USA	9/14/21	(344)
USD	1,017,850	EUR	866,000	Brown Brothers Harriman & Co.	9/14/21	(4,940)
USD	375,204	EUR	320,000	Brown Brothers Harriman & Co.	9/14/21	(2,732)
USD	237,779,115	EUR	200,202,000	Citibank, N.A.	9/14/21	1,330,543
USD	2,580,298	EUR	2,196,000	Goldman Sachs Bank USA	9/14/21	(13,288)
USD	318,571	EUR	271,000	JPMorgan Chase Bank, N.A.	9/14/21	(1,494)
USD	1,045,635	EUR	892,000	State Street Bank and Trust Co.	9/14/21	(7,862)
USD	1,080,029	GBP	786,000	BNP Paribas	9/14/21	(639)
USD	1,174,189	GBP	854,000	Brown Brothers Harriman & Co.	9/14/21	28
USD	5,125,160	GBP	3,701,000	Brown Brothers Harriman & Co.	9/14/21	36,669
USD	225,698	GBP	164,000	JPMorgan Chase Bank, N.A.	9/14/21	215
USD	95,178,923	GBP	68,582,000	State Street Bank and Trust Co.	9/14/21	885,805
USD	185,259	GBP	133,000	State Street Bank and Trust Co.	9/14/21	2,398
USD	195,232	GBP	142,000	State Street Bank and Trust Co.	9/14/21	(4)
USD	519,278	GBP	380,000	State Street Bank and Trust Co.	9/14/21	(3,183)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$2,208,787
					Unrealized Appreciation	2,265,000
					Unrealized Depreciation	(56,213)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 6,250,000	$(191,991)	$113,404	$(78,587)
Assicurazioni Generali SpA	Jun. 2026	BNP Paribas SA	(1%)	Quarterly	EUR 1,800,000	(50,818)	43,513	(7,305)
Assicurazioni Generali SpA	Jun. 2026	BNP Paribas SA	(1%)	Quarterly	EUR 2,200,000	(62,110)	52,967	(9,143)
BMW Finance NV	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 4,000,000	(151,572)	117,887	(33,685)
Barclays PLC	Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 4,000,000	(127,754)	98,456	(29,298)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	54,320,000	(293,100)	(729)	(293,829)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	8,650,000	(46,674)	(65,694)	(112,368)
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	610,000	(1,195)	3,572	2,377
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	3,850,000	(7,539)	17,597	10,058
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	2,160,000	(4,230)	5,876	1,646
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	1,850,000	(3,623)	9,740	6,117
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	1,420,000	(2,781)	(1,787)	(4,568)
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	2,760,000	(5,405)	15,161	9,756
Daimler AG	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 4,000,000	(127,904)	92,010	(35,894)
Deutsche Bank AG	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 4,050,000	(60,323)	8,021	(52,302)
Sanpaolo SpA	Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 4,000,000	(110,594)	72,767	(37,827)
Shell International Finance BV	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 3,950,000	(150,505)	131,629	(18,876)
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,050,000	(29,733)	14,448	(15,285)

TOTAL CREDIT DEFAULT SWAPS						$(1,427,851)	$728,838	$(699,013)

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2023	$76,020,000	$70,084	$0	$70,084
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2026	14,834,000	142,845	0	142,845
1%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2031	4,314,000	347	0	347
1.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2051	920,000	85,883	0	85,883

TOTAL INTEREST RATE SWAPS							$299,159	$0	$299,159

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,449,994 or 0.0% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,499,144,035 or 19.5% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,318,658.

 (k) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts, options and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $920,396.

 (l) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $115,937.

 (m) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,456,993.

 (n) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (o) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (p) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (q) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (r) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (s) Non-income producing

 (t) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (u) The coupon rate will be determined upon settlement of the loan after period end.

 (v) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,088,032 and $1,082,557, respectively.

 (w) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$3,324
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 7/15/21	$834,517
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 7/15/21	$483,633

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$736,835,845	$7,924,857,403	$7,457,578,515	$510,282	$14,634	$--	$1,204,129,367	1.9%
Fidelity Securities Lending Cash Central Fund 0.06%	120,000,000	4,751,173,966	4,871,173,966	305,885	--	--	--	0.0%
Total	$856,835,845	$12,676,031,369	$12,328,752,481	$816,167	$14,634	$--	$1,204,129,367

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$60,365	$--	$60,365	$--
Consumer Discretionary	723,330	--	--	723,330
Energy	14,972,513	10,670,849	--	4,301,664
Financials	2,467,501	2,092,558	--	374,943
Industrials	969,795	--	--	969,795
Real Estate	4,206,591	3,879,978	326,613	--
Corporate Bonds	6,326,707,014	--	6,322,276,609	4,430,405
U.S. Government and Government Agency Obligations	5,740,851,573	--	5,740,851,573	--
U.S. Government Agency - Mortgage Securities	2,662,068,647	--	2,662,068,647	--
Asset-Backed Securities	893,039,333	--	893,039,281	52
Collateralized Mortgage Obligations	176,216,800	--	176,216,511	289
Commercial Mortgage Securities	669,709,226	--	665,853,706	3,855,520
Municipal Securities	111,712,817	--	111,712,817	--
Foreign Government and Government Agency Obligations	333,487,079	--	333,487,079	--
Supranational Obligations	15,747,928	--	15,747,928	--
Bank Loan Obligations	1,028,031,909	--	1,011,549,631	16,482,278
Bank Notes	19,097,309	--	19,097,309	--
Preferred Securities	158,381,712	--	158,381,712	--
Money Market Funds	1,204,129,367	1,204,129,367	--	--
Purchased Swaptions	25,413	--	25,413	--
Total Investments in Securities:	$19,362,606,222	$1,220,772,752	$18,110,695,194	$31,138,276
Derivative Instruments:
Assets
Futures Contracts	$485,412	$485,412	$--	$--
Forward Foreign Currency Contracts	2,265,000	--	2,265,000	--
Swaps	299,159	--	299,159	--
Total Assets	$3,049,571	$485,412	$2,564,159	$--
Liabilities
Futures Contracts	$(654,478)	$(654,478)	$--	$--
Forward Foreign Currency Contracts	(56,213)	--	(56,213)	--
Swaps	(1,427,851)	--	(1,427,851)	--
Written Swaptions	(1,308,004)	--	(1,308,004)	--
Total Liabilities	$(3,446,546)	$(654,478)	$(2,792,068)	$--
Total Derivative Instruments:	$(396,975)	$(169,066)	$(227,909)	$--
Other Financial Instruments:
TBA Sale Commitments	$(766,315,005)	$--	$(766,315,005)	$--
Total Other Financial Instruments:	$(766,315,005)	$--	$(766,315,005)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$25,413	$0
Swaps(b)	0	(1,427,851)
Total Credit Risk	25,413	(1,427,851)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	2,265,000	(56,213)
Total Foreign Exchange Risk	2,265,000	(56,213)
Interest Rate Risk
Futures Contracts(d)	485,412	(654,478)
Swaps(b)	299,159	0
Written Swaptions(e)	0	(1,308,004)
Total Interest Rate Risk	784,571	(1,962,482)
Total Value of Derivatives	$3,074,984	$(3,446,546)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.4%
Cayman Islands	4.5%
United Kingdom	2.5%
Mexico	1.5%
Others (Individually Less Than 1%)	7.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $17,379,964,008)	$18,158,476,855
Fidelity Central Funds (cost $1,204,127,170)	1,204,129,367
Total Investment in Securities (cost $18,584,091,178)		$19,362,606,222
Cash		3,382,109
Foreign currency held at value (cost $817,961)		817,859
Receivable for investments sold		11,341,731
Receivable for premium on written options		1,265,400
Receivable for TBA sale commitments		765,783,718
Unrealized appreciation on forward foreign currency contracts		2,265,000
Dividends receivable		39,856
Interest receivable		102,333,261
Distributions receivable from Fidelity Central Funds		65,255
Prepaid expenses		28,298
Other receivables		6,789
Total assets		20,249,935,498
Liabilities
Payable for investments purchased
Regular delivery	$97,387,015
Delayed delivery	1,472,175,572
TBA sale commitments, at value	766,315,005
Unrealized depreciation on forward foreign currency contracts	56,213
Distributions payable	3,015
Bi-lateral OTC swaps, at value	1,427,851
Accrued management fee	4,403,648
Payable for daily variation margin on futures contracts	170,199
Payable for daily variation margin on centrally cleared OTC swaps	8,505
Written options, at value (premium receivable $1,265,400)	1,308,004
Other payables and accrued expenses	469,236
Total liabilities		2,343,724,263
Net Assets		$17,906,211,235
Net Assets consist of:
Paid in capital		$17,036,761,982
Total accumulated earnings (loss)		869,449,253
Net Assets		$17,906,211,235
Net Asset Value, offering price and redemption price per share ($17,906,211,235 ÷ 1,677,866,643 shares)		$10.67

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$6,869,039
Interest		486,280,246
Income from Fidelity Central Funds (including $305,885 from security lending)		816,167
Total income		493,965,452
Expenses
Management fee	$49,656,658
Custodian fees and expenses	221,951
Independent trustees' fees and expenses	46,944
Registration fees	251,419
Audit	129,341
Legal	30,712
Miscellaneous	92,731
Total expenses before reductions	50,429,756
Expense reductions	(91,752)
Total expenses after reductions		50,338,004
Net investment income (loss)		443,627,448
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	68,726,037
Fidelity Central Funds	14,634
Forward foreign currency contracts	(2,284,827)
Foreign currency transactions	321,305
Futures contracts	5,027,050
Swaps	(1,892,720)
Written options	163,970
Total net realized gain (loss)		70,075,449
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(38,359,031)
Forward foreign currency contracts	5,513,827
Assets and liabilities in foreign currencies	(254,448)
Futures contracts	(40,904)
Swaps	562,413
Written options	(254,193)
Delayed delivery commitments	(514,052)
Total change in net unrealized appreciation (depreciation)		(33,346,388)
Net gain (loss)		36,729,061
Net increase (decrease) in net assets resulting from operations		$480,356,509

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$443,627,448	$461,762,886
Net realized gain (loss)	70,075,449	549,588,854
Change in net unrealized appreciation (depreciation)	(33,346,388)	62,475,890
Net increase (decrease) in net assets resulting from operations	480,356,509	1,073,827,630
Distributions to shareholders	(960,206,237)	(679,081,116)
Share transactions
Proceeds from sales of shares	1,625,034,189	1,840,000,000
Reinvestment of distributions	960,203,260	679,081,053
Cost of shares redeemed	(410,911,619)	(825,328,159)
Net increase (decrease) in net assets resulting from share transactions	2,174,325,830	1,693,752,894
Total increase (decrease) in net assets	1,694,476,102	2,088,499,408
Net Assets
Beginning of period	16,211,735,133	14,123,235,725
End of period	$17,906,211,235	$16,211,735,133
Other Information
Shares
Sold	153,061,180	174,166,118
Issued in reinvestment of distributions	90,392,609	63,944,819
Redeemed	(38,499,819)	(77,577,093)
Net increase (decrease)	204,953,970	160,533,844

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Total Bond Fund

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.01	$10.76	$10.00
Income from Investment Operations
Net investment income (loss)B	.283	.328	.317
Net realized and unrealized gain (loss)	.011	.414	.734
Total from investment operations	.294	.742	1.051
Distributions from net investment income	(.263)	(.317)	(.289)
Distributions from net realized gain	(.371)	(.175)	(.002)
Total distributions	(.634)	(.492)	(.291)
Net asset value, end of period	$10.67	$11.01	$10.76
Total ReturnC,D	2.81%	7.16%	10.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.30%	.31%	.42%G
Expenses net of fee waivers, if any	.30%	.31%	.36%G
Expenses net of all reductions	.30%	.31%	.36%G
Net investment income (loss)	2.66%	3.08%	3.63%G
Supplemental Data
Net assets, end of period (000 omitted)	$17,906,211	$16,211,735	$14,123,236
Portfolio turnover rateH	180%	214%	209%G,I

 A For the period October 25, 2018 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity SAI Total Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swaps, futures and options transactions, foreign currency transactions, market discount, certain conversion ratio and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$953,836,940
Gross unrealized depreciation	(133,390,360)
Net unrealized appreciation (depreciation)	$820,446,580
Tax Cost	$18,537,533,641

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,779,848
Undistributed long-term capital gain	$65,088,955
Net unrealized appreciation (depreciation) on securities and other investments	$785,580,451

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$655,632,615	$ 676,343,373
Long-term Capital Gains	304,573,622	2,737,743
Total	$960,206,237	$ 679,081,116

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(2,839,104)	$(148,505)
Swaps	(2,282,479)	1,075,349
Total Credit Risk	(5,121,583)	926,844
Foreign Exchange Risk
Forward Foreign Currency Contracts	(2,284,827)	5,513,827
Total Foreign Exchange Risk	(2,284,827)	5,513,827
Interest Rate Risk
Futures Contracts	5,027,050	(40,904)
Purchased Options	(108,698)	38,357
Swaps	389,759	(512,936)
Written Options	163,970	(254,193)
Total Interest Rate Risk	5,472,081	(769,676)
Totals	$(1,934,329)	$5,670,995

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Total Bond Fund	14,097,031,081	13,895,690,906

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Total Bond Fund	$333

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Total Bond Fund	$31,762

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Total Bond Fund	$32,963	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $191 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,246.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $88,315.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Core Income Fund	Strategic Advisers Fidelity Core Income Fund
Fidelity SAI Total Bond Fund	35%	65%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Total Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Total Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period October 25, 2018 (commencement of operations) through August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period October 25, 2018 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity SAI Total Bond Fund	.30%
Actual		$1,000.00	$1,023.30	$1.53
Hypothetical-C		$1,000.00	$1,023.69	$1.53

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Total Bond Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 8, 2021, a distribution of $0.040 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $69,575,969, or, if subsequently determined to be different, the net capital gain of such year.

A total of 16.62% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $436,324,499 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

STB-ANN-1021
1.9887627.102

Fidelity® SAI Low Duration Income Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® SAI Low Duration Income Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg US Treasury Bill: 6-9 Months Index performed over the same period.

Period Ending Values
$10,023	Fidelity® SAI Low Duration Income Fund
$10,011	Bloomberg US Treasury Bill: 6-9 Months Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  From its inception on September 15, 2020, through August 31, 2021, the fund gained 0.23%, topping, net of fees, the 0.11% advance of its benchmark, the Bloomberg U.S. 6-9 Month Treasury Bill Index. Sector allocation aided the fund’s performance versus the benchmark, including our decision to invest in financial institutions, especially banks. Investing in the bonds of industrial companies, including select energy firms and certain consumer-related companies, added notable value. Owning electric utilities contributed to a lesser extent, as did investing in asset-backed securities. The fund's positioning along the yield curve also added relative value. No decisions stood out as meaningful relative detractors for the period. This period, we increased the fund's holdings of financial institutions, especially banks. Conversely, we reduced the fund's positions in the bonds of industrial companies. Also, we increased the fund's holdings in asset-backed securities (ABS), while slightly reducing the fund's positions in U.S. Treasuries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021 *
U.S. Government and U.S. Government Agency Obligations	7.1%
AAA	14.9%
AA	3.9%
A	44.1%
BBB	14.7%
BB and Below	0.1%
Not Rated	0.6%
Short-Term Investments and Net Other Assets	14.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	61.6%
U.S. Government and U.S. Government Agency Obligations	7.6%
Asset-Backed Securities	14.9%
CMOs and Other Mortgage Related Securities	0.2%
Other Investments	1.6%
Short-Term Investments and Net Other Assets (Liabilities)	14.1%

 * Foreign investments - 20.8%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 61.6%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.6%
NTT Finance Corp.:
0.373% 3/3/23 (a)	$15,000,000	$15,001,341
0.583% 3/1/24 (a)	3,719,000	3,714,962
Verizon Communications, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.500% 0.55% 3/22/24 (b)(c)	6,019,000	6,059,989
		24,776,292
Entertainment - 0.4%
The Walt Disney Co.:
3 month U.S. LIBOR + 0.250% 0.3846% 9/1/21 (b)(c)	4,252,000	4,252,000
3% 9/15/22	14,035,000	14,418,522
		18,670,522
Media - 0.5%
TWDC Enterprises 18 Corp. 3 month U.S. LIBOR + 0.390% 0.524% 3/4/22 (b)(c)	21,838,000	21,878,357
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.7349% 3/22/22 (b)(c)	15,051,000	15,094,302

TOTAL COMMUNICATION SERVICES		80,419,473

CONSUMER DISCRETIONARY - 3.2%
Automobiles - 2.8%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 0.2808% 2/22/23 (b)(c)	6,998,000	7,006,166
0.4% 10/21/22	6,541,000	6,547,812
BMW U.S. Capital LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.530% 0.58% 4/1/24 (a)(b)(c)	13,993,000	14,153,780
3.8% 4/6/23 (a)	2,000,000	2,105,070
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.670% 0.7914% 11/5/21 (a)(b)(c)	792,000	792,919
3 month U.S. LIBOR + 0.840% 0.9638% 5/4/23 (a)(b)(c)	11,390,000	11,488,656
3 month U.S. LIBOR + 0.900% 1.0248% 2/15/22 (a)(b)(c)	23,837,000	23,931,966
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.760% 0.8041% 3/8/24 (b)(c)	9,606,000	9,689,610
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.25% 11/17/23 (b)(c)	8,000,000	8,127,440
3.25% 1/5/23	3,000,000	3,099,184
Volkswagen Group of America Finance LLC:
0.75% 11/23/22 (a)	15,450,000	15,498,653
2.5% 9/24/21 (a)	5,488,000	5,495,650
2.9% 5/13/22 (a)	11,000,000	11,189,362
		119,126,268
Textiles, Apparel & Luxury Goods - 0.4%
VF Corp. 2.05% 4/23/22	14,336,000	14,496,497

TOTAL CONSUMER DISCRETIONARY		133,622,765

CONSUMER STAPLES - 0.7%
Beverages - 0.3%
Dr. Pepper Snapple Group, Inc. 0.75% 3/15/24	11,500,000	11,513,728
Food & Staples Retailing - 0.4%
7-Eleven, Inc.:
3 month U.S. LIBOR + 0.450% 0.5784% 8/10/22 (a)(b)(c)	10,713,000	10,716,435
0.625% 2/10/23 (a)	1,550,000	1,548,353
0.8% 2/10/24 (a)	4,898,000	4,897,015
		17,161,803

TOTAL CONSUMER STAPLES		28,675,531

ENERGY - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
Chevron Corp. 3 month U.S. LIBOR + 0.900% 1.0273% 5/11/23 (b)(c)	15,141,000	15,350,872
Enbridge, Inc.:
3 month U.S. LIBOR + 0.500% 0.6245% 2/18/22 (b)(c)	5,800,000	5,809,883
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.45% 2/17/23 (b)(c)	9,767,000	9,788,585
2.9% 7/15/22	5,129,000	5,231,909
Exxon Mobil Corp. 3 month U.S. LIBOR + 0.330% 0.4548% 8/16/22 (b)(c)	16,722,000	16,772,188
Marathon Petroleum Corp. 4.5% 5/1/23	10,000,000	10,595,318
Phillips 66 Co. 3 month U.S. LIBOR + 0.620% 0.7448% 2/15/24 (b)(c)	13,500,000	13,511,772
Western Gas Partners LP 3 month U.S. LIBOR + 2.100% 2.2286% 1/13/23 (b)(c)	2,872,000	2,864,820
		79,925,347
FINANCIALS - 42.7%
Banks - 23.9%
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.690% 0.74% 4/22/25 (b)(c)	15,950,000	16,094,931
0.523% 6/14/24 (b)	12,000,000	11,989,035
0.81% 10/24/24 (b)	10,000,000	10,041,242
2.816% 7/21/23 (b)	5,555,000	5,674,197
2.881% 4/24/23 (b)	29,130,000	29,602,970
3.004% 12/20/23 (b)	25,300,000	26,122,250
3.124% 1/20/23 (b)	12,972,000	13,109,338
Bank of Montreal:
3 month U.S. LIBOR + 0.400% 0.528% 9/10/21 (b)(c)	12,584,000	12,585,234
3 month U.S. LIBOR + 0.570% 0.716% 3/26/22 (b)(c)	13,951,000	13,991,030
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.270% 0.32% 4/14/23 (b)(c)	12,000,000	12,013,754
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.43% 7/31/24 (b)(c)	14,300,000	14,321,836
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.440% 0.495% 4/15/24 (b)(c)	15,000,000	15,060,647
1.95% 2/1/23	10,000,000	10,232,091
Barclays Bank PLC 1.7% 5/12/22	1,768,000	1,784,119
Barclays PLC:
3 month U.S. LIBOR + 1.430% 1.5548% 2/15/23 (b)(c)	17,800,000	17,898,762
3.684% 1/10/23	6,900,000	6,980,849
4.61% 2/15/23 (b)	23,706,000	24,156,396
BNP Paribas SA 3.5% 3/1/23 (a)	10,500,000	10,972,562
BPCE SA:
3 month U.S. LIBOR + 0.300% 0.4329% 1/14/22 (a)(b)(c)	14,548,000	14,562,953
3 month U.S. LIBOR + 1.240% 1.359% 9/12/23 (a)(b)(c)	4,800,000	4,893,756
Canadian Imperial Bank of Commerce U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.340% 0.3889% 6/22/23 (b)(c)	14,351,000	14,366,643
Capital One Bank NA 2.014% 1/27/23 (b)	20,345,000	20,480,751
Capital One NA 3 month U.S. LIBOR + 0.820% 0.9454% 8/8/22 (b)(c)	4,000,000	4,024,560
Citigroup, Inc.:
3 month U.S. LIBOR + 1.430% 1.5646% 9/1/23 (b)(c)	4,750,000	4,806,859
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.870% 0.92% 11/4/22 (b)(c)	14,386,000	14,406,217
2.312% 11/4/22 (b)	4,669,000	4,684,926
2.876% 7/24/23 (b)	9,200,000	9,400,222
3.142% 1/24/23 (b)	5,000,000	5,054,725
Citizens Bank NA 3 month U.S. LIBOR + 0.950% 1.096% 3/29/23 (b)(c)	5,000,000	5,055,968
Credit Agricole SA 3.75% 4/24/23 (a)	9,600,000	10,121,600
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	7,000,000	7,247,446
Federation des caisses Desjardin U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.48% 5/21/24 (a)(b)(c)	12,811,000	12,842,643
Fifth Third Bank, Cincinnati 3 month U.S. LIBOR + 0.640% 0.7658% 2/1/22 (b)(c)	4,022,000	4,032,621
First Republic Bank 2.5% 6/6/22	10,020,000	10,167,239
HSBC Holdings PLC:
3.262% 3/13/23 (b)	23,000,000	23,358,508
3.95% 5/18/24 (b)	8,000,000	8,458,124
Intesa Sanpaolo SpA 3.125% 7/14/22 (a)	14,000,000	14,319,261
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 1.230% 1.3553% 10/24/23 (b)(c)	7,000,000	7,089,670
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.530% 0.585% 6/1/25 (b)(c)	15,475,000	15,517,676
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.580% 0.6285% 3/16/24 (b)(c)	16,000,000	16,093,468
0.697% 3/16/24 (b)	12,000,000	12,040,200
2.776% 4/25/23 (b)	13,800,000	14,019,184
3.375% 5/1/23	3,000,000	3,142,615
3.559% 4/23/24 (b)	10,000,000	10,498,539
KeyBank NA:
3 month U.S. LIBOR + 0.660% 0.7858% 2/1/22 (b)(c)	13,650,000	13,687,094
3 month U.S. LIBOR + 0.810% 0.9408% 11/22/21 (b)(c)	6,915,000	6,927,097
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 0.37% 6/14/24 (b)(c)	12,050,000	12,063,699
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.340% 0.39% 1/3/24 (b)(c)	15,000,000	15,026,769
Lloyds Banking Group PLC:
0.695% 5/11/24 (b)	6,318,000	6,341,043
2.907% 11/7/23 (b)	9,000,000	9,247,428
3% 1/11/22	21,750,000	21,966,111
4.05% 8/16/23	15,000,000	16,014,695
M&T Bank Corp. 3 month U.S. LIBOR + 0.680% 0.8053% 7/26/23 (b)(c)	4,700,000	4,743,916
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.700% 0.8308% 3/7/22 (b)(c)	15,883,000	15,933,595
3 month U.S. LIBOR + 0.860% 0.9853% 7/26/23 (b)(c)	15,300,000	15,500,066
2.623% 7/18/22	8,669,000	8,848,783
2.665% 7/25/22	11,480,000	11,724,739
3.218% 3/7/22	4,789,000	4,862,228
Mizuho Financial Group, Inc.:
3 month U.S. LIBOR + 0.850% 0.969% 9/13/23 (b)(c)	1,720,000	1,730,247
3 month U.S. LIBOR + 0.940% 1.0608% 2/28/22 (b)(c)	6,174,000	6,201,157
3 month U.S. LIBOR + 1.140% 1.259% 9/13/21 (b)(c)	6,528,000	6,530,285
2.721% 7/16/23 (b)	18,950,000	19,339,991
2.953% 2/28/22	11,841,000	11,997,723
MUFG Union Bank NA 3 month U.S. LIBOR + 0.600% 0.7308% 3/7/22 (b)(c)	15,852,000	15,889,864
NatWest Markets PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.530% 0.58% 8/12/24 (a)(b)(c)	14,209,000	14,262,067
2.375% 5/21/23 (a)	5,000,000	5,168,722
3.625% 9/29/22 (a)	9,000,000	9,320,774
PNC Bank NA:
3 month U.S. LIBOR + 0.430% 0.5531% 12/9/22 (b)(c)	16,213,000	16,219,596
1.743% 2/24/23 (b)	7,044,000	7,092,904
Rabobank Nederland 3.875% 2/8/22	4,951,000	5,029,842
Rabobank Nederland New York Branch 3 month U.S. LIBOR + 0.830% 0.949% 1/10/22 (b)(c)	9,258,000	9,285,534
Royal Bank of Canada U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 10/26/23 (b)(c)	15,700,000	15,778,855
Standard Chartered PLC 3 month U.S. LIBOR + 1.200% 1.328% 9/10/22 (a)(b)(c)	10,000,000	10,002,271
Sumitomo Mitsui Banking Corp. 3.2% 7/18/22	6,421,000	6,588,644
Sumitomo Mitsui Financial Group, Inc.:
0.508% 1/12/24	852,000	851,176
2.442% 10/19/21	15,585,000	15,631,172
Synovus Bank 2.289% 2/10/23 (b)	2,307,000	2,320,588
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.530% 0.6646% 12/1/22 (b)(c)	12,858,000	12,940,806
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.2629% 6/2/23 (b)(c)	16,000,000	16,014,240
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.350% 0.3983% 3/4/24 (b)(c)	16,000,000	16,059,794
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 9/28/23 (b)(c)	7,342,000	7,407,258
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.480% 0.53% 1/27/23 (b)(c)	15,810,000	15,899,784
0.25% 1/6/23	10,000,000	10,002,263
Truist Bank U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.730% 0.7753% 3/9/23 (b)(c)	14,724,000	14,827,550
Truist Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.4454% 6/9/25 (b)(c)	16,000,000	16,030,889
2.2% 3/16/23	9,180,000	9,433,423
U.S. Bank NA, Cincinnati 3 month U.S. LIBOR + 0.180% 0.3143% 1/21/22 (b)(c)	16,596,000	16,605,250
Wells Fargo Bank NA 2.082% 9/9/22 (b)	9,426,000	9,429,478
		1,010,097,027
Capital Markets - 10.4%
Credit Suisse AG:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.43% 8/9/23 (b)(c)	17,000,000	17,035,870
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.390% 0.44% 2/2/24 (b)(c)	16,147,000	16,150,875
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 2/4/22 (b)(c)	30,220,000	30,265,330
2.1% 11/12/21	12,355,000	12,400,835
2.8% 4/8/22	11,303,000	11,482,011
Deutsche Bank AG New York Branch:
3.3% 11/16/22	10,000,000	10,330,003
4.25% 10/14/21	20,000,000	20,088,891
5% 2/14/22	22,938,000	23,402,176
E*TRADE Financial Corp. 2.95% 8/24/22	9,520,000	9,748,238
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.750% 0.8808% 2/23/23 (b)(c)	16,400,000	16,529,560
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.4741% 3/8/23 (b)(c)	8,200,000	8,203,297
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.540% 0.59% 11/17/23 (b)(c)	16,800,000	16,844,468
0.481% 1/27/23	16,250,000	16,253,106
0.523% 3/8/23	15,600,000	15,607,004
0.627% 11/17/23 (b)	12,500,000	12,517,671
2.876% 10/31/22 (b)	8,750,000	8,785,149
2.905% 7/24/23 (b)	5,000,000	5,110,050
2.908% 6/5/23 (b)	13,900,000	14,157,618
5.75% 1/24/22	9,385,000	9,589,701
Intercontinental Exchange, Inc. 0.7% 6/15/23	2,000,000	2,008,955
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.75% 1/20/23 (b)(c)	28,100,000	28,165,192
0.56% 11/10/23 (b)	11,540,000	11,559,194
2.625% 11/17/21	9,635,000	9,684,046
2.75% 5/19/22	7,500,000	7,636,225
3.125% 1/23/23	10,000,000	10,387,500
3.737% 4/24/24 (b)	5,035,000	5,299,990
4.875% 11/1/22	5,000,000	5,256,201
NASDAQ, Inc. 0.445% 12/21/22	6,732,000	6,732,668
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.5558% 11/1/21 (b)(c)	20,664,000	20,668,490
UBS AG London Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 0.37% 6/1/23 (a)(b)(c)	16,000,000	16,034,328
1.75% 4/21/22 (a)	14,179,000	14,303,705
UBS Group AG:
3 month U.S. LIBOR + 0.950% 1.0748% 8/15/23 (a)(b)(c)	10,000,000	10,082,195
2.65% 2/1/22 (a)	3,000,000	3,030,434
3.491% 5/23/23 (a)	15,000,000	15,335,017
		440,685,993
Consumer Finance - 3.4%
American Express Co.:
3 month U.S. LIBOR + 0.600% 0.7214% 11/5/21 (b)(c)	6,334,000	6,337,239
3 month U.S. LIBOR + 0.610% 0.7358% 8/1/22 (b)(c)	10,997,000	11,042,872
3 month U.S. LIBOR + 0.620% 0.751% 5/20/22 (b)(c)	14,202,000	14,251,817
2.75% 5/20/22	21,951,000	22,300,523
3.7% 11/5/21	12,596,000	12,636,961
American Express Credit Corp. 2.7% 3/3/22	10,903,000	11,016,553
Capital One Financial Corp. 3.2% 1/30/23	15,000,000	15,561,404
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.260% 0.388% 9/10/21 (b)(c)	6,284,000	6,284,440
2.75% 3/15/22	3,246,000	3,291,884
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.300% 0.35% 6/13/22 (b)(c)	16,000,000	16,020,584
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 0.37% 4/6/23 (b)(c)	12,000,000	12,027,120
0.45% 7/22/22	12,460,000	12,487,707
		143,259,104
Diversified Financial Services - 0.9%
Athene Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.75% 5/24/24 (a)(b)(c)	16,500,000	16,588,605
0.95% 1/8/24 (a)	7,649,000	7,694,786
Equitable Holdings, Inc. 3.9% 4/20/23	12,000,000	12,635,063
		36,918,454
Insurance - 4.1%
ACE INA Holdings, Inc. 2.875% 11/3/22	6,465,000	6,635,353
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 0.6545% 9/20/21 (a)(b)(c)	7,573,000	7,572,849
American International Group, Inc. 4.875% 6/1/22	25,000,000	25,845,916
Equitable Financial Life Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.390% 0.44% 4/6/23 (a)(b)(c)	12,000,000	12,026,117
0.5% 11/17/23 (a)	10,000,000	10,005,092
Metropolitan Life Global Funding I:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.570% 0.62% 1/13/23 (a)(b)(c)	15,072,000	15,156,252
3.875% 4/11/22 (a)	4,000,000	4,089,311
Metropolitan Tower Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.550% 0.6% 1/17/23 (a)(b)(c)	21,099,000	21,213,675
0.55% 7/13/22 (a)	17,297,000	17,351,555
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.399% 1/10/23 (a)(b)(c)	12,954,000	12,987,873
3 month U.S. LIBOR + 0.280% 0.4143% 1/21/22 (a)(b)(c)	7,855,000	7,864,890
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.27% 2/2/23 (a)(b)(c)	6,000,000	6,006,027
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.310% 0.36% 4/26/24 (a)(b)(c)	8,000,000	8,010,741
Northwestern Mutual Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.38% 3/25/24 (a)(b)(c)	9,564,000	9,591,325
Pacific Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.43% 4/12/24 (a)(b)(c)	7,300,000	7,309,636
Prudential Financial, Inc. 4.5% 11/16/21	3,590,000	3,619,904
		175,286,516

TOTAL FINANCIALS		1,806,247,094

HEALTH CARE - 3.4%
Biotechnology - 1.6%
AbbVie, Inc.:
3 month U.S. LIBOR + 0.650% 0.7808% 11/21/22 (b)(c)	6,384,000	6,428,560
2.15% 11/19/21	16,484,000	16,551,999
2.3% 11/21/22	3,000,000	3,068,222
2.9% 11/6/22	12,000,000	12,349,305
3.25% 10/1/22	14,429,000	14,777,811
3.45% 3/15/22	15,800,000	15,984,337
		69,160,234
Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co. 2.894% 6/6/22	17,473,000	17,772,275
Health Care Providers & Services - 0.8%
Anthem, Inc. 0.45% 3/15/23	12,000,000	12,013,189
Cigna Corp. 0.613% 3/15/24	10,258,000	10,260,062
Humana, Inc. 0.65% 8/3/23	10,523,000	10,530,558
		32,803,809
Pharmaceuticals - 0.6%
Bayer U.S. Finance LLC 3% 10/8/21 (a)	10,000,000	10,028,349
Viatris, Inc. 1.125% 6/22/22 (a)	15,000,000	15,081,884
		25,110,233

TOTAL HEALTH CARE		144,846,551

INDUSTRIALS - 2.6%
Aerospace & Defense - 0.1%
The Boeing Co. 4.508% 5/1/23	2,000,000	2,118,908
Industrial Conglomerates - 1.0%
Honeywell International, Inc.:
3 month U.S. LIBOR + 0.370% 0.4954% 8/8/22 (b)(c)	16,702,000	16,765,518
0.483% 8/19/22	2,302,000	2,302,345
Siemens Financieringsmaatschappij NV:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.48% 3/11/24 (a)(b)(c)	15,000,000	15,108,697
0.4% 3/11/23 (a)	9,327,000	9,358,657
		43,535,217
Machinery - 1.5%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.3228% 11/12/21 (b)(c)	11,810,000	11,810,786
3 month U.S. LIBOR + 0.220% 0.3579% 1/6/22 (b)(c)	5,252,000	5,256,670
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.150% 0.2% 11/17/22 (b)(c)	16,000,000	16,006,880
0.25% 3/1/23	10,000,000	9,995,731
0.95% 5/13/22	15,487,000	15,573,526
1.9% 9/6/22	5,300,000	5,385,668
		64,029,261
Trading Companies & Distributors - 0.0%
Air Lease Corp. 3.75% 2/1/22	1,200,000	1,209,802

TOTAL INDUSTRIALS		110,893,188

INFORMATION TECHNOLOGY - 0.6%
IT Services - 0.4%
IBM Corp. 2.85% 5/13/22	14,723,000	14,999,476
Software - 0.2%
VMware, Inc. 0.6% 8/15/23	10,018,000	10,029,045

TOTAL INFORMATION TECHNOLOGY		25,028,521

MATERIALS - 0.0%
Chemicals - 0.0%
International Flavors & Fragrances, Inc. 0.697% 9/15/22 (a)	1,563,000	1,567,195
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Kimco Realty Corp. 3.4% 11/1/22	2,000,000	2,059,880
UTILITIES - 4.5%
Electric Utilities - 3.0%
Duke Energy Corp. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.299% 6/10/23 (b)(c)	7,302,000	7,309,616
Eversource Energy U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 8/15/23 (b)(c)	10,000,000	10,011,900
Exelon Corp. 3.497% 6/1/22 (b)	10,616,000	10,834,466
Florida Power & Light Co. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 5/10/23 (b)(c)	8,596,000	8,597,977
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.300% 0.35% 6/28/24 (b)(c)	13,012,000	13,052,751
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.4008% 2/22/23 (b)(c)	18,000,000	18,001,725
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.540% 0.59% 3/1/23 (b)(c)	8,165,000	8,193,444
2.9% 4/1/22	5,000,000	5,075,809
PPL Electric Utilities Corp.:
3 month U.S. LIBOR + 0.250% 0.396% 9/28/23 (b)(c)	4,027,000	4,027,507
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.38% 6/24/24 (b)(c)	9,927,000	9,934,024
Southern California Edison Co.:
3 month U.S. LIBOR + 0.270% 0.3985% 12/3/21 (b)(c)	6,627,000	6,628,222
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.640% 0.69% 4/3/23 (b)(c)	12,000,000	12,038,287
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.830% 0.88% 4/1/24 (b)(c)	12,000,000	12,054,673
Southern Co. 2.95% 7/1/23	2,000,000	2,083,140
		127,843,541
Gas Utilities - 0.7%
Atmos Energy Corp. 3 month U.S. LIBOR + 0.380% 0.5031% 3/9/23 (b)(c)	6,128,000	6,123,008
CenterPoint Energy Resources Corp. 3 month U.S. LIBOR + 0.500% 0.6314% 3/2/23 (b)(c)	8,141,000	8,143,493
ONE Gas, Inc. 3 month U.S. LIBOR + 0.610% 0.7348% 3/11/23 (b)(c)	15,300,000	15,301,964
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (b)(c)	2,073,000	2,073,320
		31,641,785
Multi-Utilities - 0.8%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.650% 0.7% 5/13/24 (b)(c)	6,967,000	6,977,172
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 0.6489% 9/15/23 (b)(c)	5,803,000	5,803,794
DTE Energy Co. 0.55% 11/1/22	17,140,000	17,183,070
Public Service Enterprise Group, Inc. 2.65% 11/15/22	2,000,000	2,048,875
		32,012,911

TOTAL UTILITIES		191,498,237

TOTAL NONCONVERTIBLE BONDS
(Cost $2,600,993,707)		2,604,783,782

U.S. Government and Government Agency Obligations - 7.6%
U.S. Government Agency Obligations - 0.5%
Fannie Mae U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.180% 0.23% 7/8/22 (b)(c)	13,071,000	13,087,637
Freddie Mac U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.130% 0.18% 8/5/22 (b)(c)	8,562,000	8,571,293

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		21,658,930

U.S. Treasury Obligations - 7.1%
U.S. Treasury Notes:
0.125% 5/31/22	$69,799,000	$69,826,265
0.125% 6/30/22	115,365,400	115,410,464
0.125% 12/31/22	56,000,000	55,993,437
1.875% 11/30/21	59,699,700	59,967,991

TOTAL U.S. TREASURY OBLIGATIONS		301,198,157

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $322,758,348)		322,857,087

Asset-Backed Securities - 14.9%
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	$1,044,000	$1,046,070
Aimco:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.060% 1.1706% 7/22/32 (a)(b)(c)	10,424,000	10,425,855
Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 1/15/32 (a)(b)(c)	10,292,000	10,292,875
American Express Credit Account Master Trust:
Series 2018-9 Class A, 1 month U.S. LIBOR + 0.380% 0.4755% 4/15/26 (b)(c)	2,500,000	2,513,443
Series 2019-3 Class A, 2% 4/15/25	5,000,000	5,096,232
AmeriCredit Automobile Receivables Trust Series 2021-2 Class A2, 0.26% 11/18/24	10,983,000	10,986,600
Ares LII CLO Ltd. Series 2021-52A Class A1R, 3 month U.S. LIBOR + 1.050% 1.1883% 4/22/31 (a)(b)(c)	8,970,000	8,973,193
BMW Vehicle Lease Trust Series 2021-1 Class A3, 0.29% 1/25/24	15,000,000	15,014,538
CarMax Auto Owner Trust:
Series 2020-4:
Class A2, 0.31% 1/16/24	9,800,839	9,805,806
Class A3, 0.5% 8/15/25	5,827,000	5,845,413
Series 2021-1 Class A3, 0.34% 12/15/25	5,281,000	5,277,791
Series 2021-3 Class A2A, 0.29% 9/16/24	14,000,000	14,006,635
Carvana Auto Receivables Trust Series 2021-P2 Class A2, 0.3% 7/10/24	16,000,000	16,004,403
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	2,820,226	2,821,006
Cedar Funding Ltd. Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 1.1878% 7/15/33 (a)(b)(c)	10,797,000	10,802,636
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/30 (a)(b)(c)	10,852,000	10,853,867
Chesapeake Funding II LLC Series 2021-1A Class A2, 1 month U.S. LIBOR + 0.230% 0.3255% 4/15/33 (a)(b)(c)	8,076,390	8,086,038
Citibank Credit Card Issuance Trust Series 2018-A2 Class A2, 1 month U.S. LIBOR + 0.330% 0.4184% 1/20/25 (b)(c)	20,000,000	20,085,050
Dell Equipment Finance Trust Series 2021-1 Class A3, 0.43% 5/22/26 (a)	3,757,000	3,764,828
DLLAD LLC Series 2021-1A Class A2, 0.35% 9/20/24 (a)	7,238,000	7,239,524
Donlen Fleet Lease Funding Series 2021-2 Class A1, 1 month U.S. LIBOR + 0.330% 0.4251% 12/11/34 (a)(b)(c)	9,646,000	9,658,350
Drive Auto Receivables Trust Series 2021-2 Class A2, 0.36% 5/15/24	11,293,000	11,292,875
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 4/15/31 (a)(b)(c)	9,297,000	9,307,589
Enterprise Fleet Financing LLC:
Series 2021-1 Class A2, 0.44% 12/21/26 (a)	2,952,000	2,955,927
Series 2021-2 Class A2, 0.48% 5/20/27 (a)	8,740,000	8,738,477
Exeter Automobile Receivables Trust:
Series 2021-2A:
Class A2, 0.27% 1/16/24	11,222,266	11,224,447
Class A3, 0.3% 10/15/24	3,518,000	3,519,638
Series 2021-3A Class A2, 0.34% 1/16/24	5,527,000	5,526,940
Ford Credit Auto Owner Trust Series 2017-1 Class A, 2.62% 8/15/28 (a)	10,000,000	10,107,965
Ford Credit Floorplan Master Owner Trust Series 2019-3 Class A2, 1 month U.S. LIBOR + 0.600% 0.6955% 9/15/24 (b)(c)	5,195,000	5,223,472
GM Financial Automobile Leasing Trust:
Series 2021-2 Class A2, 0.22% 7/20/23	9,973,000	9,974,989
Series 2021-3 Class A2, 0.24% 12/20/23	15,999,000	16,000,576
GM Financial Consumer Automobile Receivables Trust Series 2020-4:
Class A2, 0.26% 11/16/23	8,525,005	8,527,998
Class A3, 0.38% 8/18/25	6,766,000	6,774,474
GMF Floorplan Owner Revolving Trust Series 2020-2 Class A, 0.69% 10/15/25 (a)	7,642,000	7,678,223
HPEFS Equipment Trust Series 2021-2A Class A2, 0.3% 9/20/28 (a)	6,778,000	6,780,361
Hyundai Auto Lease Securitization Trust:
Series 2021-A Class A3, 0.33% 1/16/24 (a)	5,867,000	5,873,214
Series 2021-B Class A2, 0.19% 10/16/23 (a)	12,506,000	12,504,836
Hyundai Auto Receivables Trust Series 2020-C:
Class A2, 0.26% 9/15/23	7,267,686	7,269,894
Class A3, 0.38% 5/15/25	7,449,000	7,459,788
John Deere Owner Trust Series 2021-A Class A3, 0.36% 9/15/25	15,000,000	15,005,585
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/31 (a)(b)(c)	7,623,000	7,625,188
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1383% 1/22/31 (a)(b)(c)	7,538,000	7,538,090
Marlette Funding Trust Series 2021-2A Class A, 0.51% 9/15/31 (a)	7,347,000	7,351,094
Mercedes-Benz Auto Lease Trust Series 2021-B Class A2, 0.22% 1/16/24	16,300,000	16,304,592
Mortgage Repurchase Agreement Financing Trust:
Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0951% 8/10/23 (a)(b)(c)	7,098,000	7,171,337
Series 2021-1 Class A1, 1 month U.S. LIBOR + 0.500% 0.5951% 3/10/22 (a)(b)(c)	8,147,000	8,156,776
Niagara Park CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.000% 1.1339% 7/17/32 (a)(b)(c)	11,000,000	11,003,872
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 0.800% 0.9309% 5/20/29 (a)(b)(c)	9,366,622	9,370,341
Santander Consumer Auto Receivables Trust Series 2021-AA Class A3, 0.33% 10/15/25 (a)	5,909,000	5,907,670
Santander Drive Auto Receivables Trust:
Series 2021-2 Class A2, 0.28% 4/15/24	15,239,956	15,245,993
Series 2021-3 Class A2, 0.29% 5/15/24	14,741,000	14,751,229
Santander Retail Auto Lease Trust:
Series 2020-B:
Class A2, 0.42% 11/20/23 (a)	7,682,506	7,695,720
Class A3, 0.57% 4/22/24 (a)	8,450,000	8,485,943
Series 2021-A Class A2, 0.32% 2/20/24 (a)	12,011,408	12,021,354
Series 2021-B Class A2, 0.31% 1/22/24 (a)	8,760,000	8,761,680
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 1.1861% 7/15/32 (a)(b)(c)	7,764,000	7,766,702
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 1.0843% 11/18/30 (a)(b)(c)	10,114,000	10,114,637
Tesla Auto Lease Trust Series 2021-A Class A2, 0.36% 3/20/25 (a)	12,000,000	12,010,423
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (a)	308,191	308,805
Series 2021-2 Class A, 0.91% 6/20/31 (a)	5,039,489	5,044,804
Series 2021-3 Class A, 0.83% 7/20/31 (a)	7,878,000	7,883,468
Volkswagen Auto Lease Trust:
Series 2019-A Class A3, 1.99% 11/21/22	5,125,385	5,149,312
Series 2020-A:
Class A2, 0.27% 4/20/23	11,043,079	11,048,639
Class A3, 0.39% 1/22/24	10,316,000	10,338,964
Voya CLO Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 0.950% 1.0839% 4/17/30 (a)(b)(c)	10,783,000	10,784,272
Wheels SPV LLC Series 2021-1A Class A, 1 month U.S. LIBOR + 0.280% 0.3684% 8/20/29 (a)(b)(c)	8,534,780	8,543,606
World Omni Auto Receivables Trust Series 2021-C Class A2, 0.22% 9/16/24	16,300,000	16,300,841
World Omni Automobile Lease Securitization Trust:
Series 2019-B Class A3, 2.03% 11/15/22	4,531,786	4,556,128
Series 2020-B:
Class A2, 0.32% 9/15/23	6,677,895	6,682,491
Class A3, 0.45% 2/15/24	4,816,000	4,828,426
TOTAL ASSET-BACKED SECURITIES
(Cost $628,705,148)		629,099,818

Collateralized Mortgage Obligations - 0.0%
Private Sponsor - 0.0%
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (Cost $2,249,420)(a)	2,249,422	2,249,777

Commercial Mortgage Securities - 0.2%
CIM Retail Portfolio Trust floater Series 2021-RETL Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	2,933,000	2,936,553
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	3,903,000	3,906,674
Merit floater Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 7/15/38 (a)(b)(c)	2,275,000	2,275,676
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $9,111,000)		9,118,903

Bank Notes - 1.6%
Capital One NA 2.15% 9/6/22	12,023,000	12,226,967
Citizens Bank NA 3.25% 2/14/22	8,150,000	8,241,239
Huntington National Bank 2.5% 8/7/22	5,000,000	5,096,732
Truist Bank 2.8% 5/17/22	24,385,000	24,790,716
U.S. Bank NA, Cincinnati 1.8% 1/21/22	6,158,000	6,188,323
Wells Fargo Bank NA 3.625% 10/22/21	12,224,000	12,283,013
TOTAL BANK NOTES
(Cost $68,746,390)		68,826,990

Certificates of Deposit - 0.4%
Barclays Bank PLC yankee 0.28% 5/17/22
(Cost $15,000,000)	15,000,000	15,007,200
TOTAL CERTIFICATES OF DEPOSIT
(Cost $15,000,000)		15,007,200

Commercial Paper - 3.9%
Cigna Corp. 0.29% 2/11/22	15,000,000	14,983,941
Enel Finance America LLC:
yankee:	$	$
0.3% 1/24/22	15,000,000	14,986,191
0.37% 7/11/22	15,000,000	14,963,759
0.4% 8/11/22	13,000,000	12,964,618
General Motors Financial Co., Inc. 0.34% 10/27/21	5,000,000	4,996,556
HSBC U.S.A., Inc. yankee:
0.35% 5/13/22	15,000,000	14,965,469
0.4% 10/5/21	14,000,000	13,997,509
0.4% 2/4/22	14,400,000	14,382,793
NatWest Markets PLC yankee:
0.3% 6/21/22	16,000,000	15,972,037
0.35% 4/19/22	15,000,000	14,981,039
Societe Generale yankee 0.295% 4/28/22	15,000,000	14,984,700
Viatris, Inc. 0.68% 4/26/22	12,000,000	11,956,525
TOTAL COMMERCIAL PAPER
(Cost $164,038,595)		164,135,137
	Shares	Value

Money Market Funds - 9.5%
Fidelity Cash Central Fund 0.06% (d)
(Cost $400,290,556)	400,210,514	400,290,556
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $4,211,893,164)		4,216,369,250
NET OTHER ASSETS (LIABILITIES) - 0.3%		11,315,491
NET ASSETS - 100%		$4,227,684,741

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $823,225,262 or 19.5% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$--	$2,935,792,576	$2,535,501,792	$178,480	$(228)	$--	$400,290,556	0.6%
Total	$--	$2,935,792,576	$2,535,501,792	$178,480	$(228)	$--	$400,290,556

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,604,783,782	$--	$2,604,783,782	$--
U.S. Government and Government Agency Obligations	322,857,087	--	322,857,087	--
Asset-Backed Securities	629,099,818	--	629,099,818	--
Collateralized Mortgage Obligations	2,249,777	--	2,249,777	--
Commercial Mortgage Securities	9,118,903	--	9,118,903	--
Bank Notes	68,826,990	--	68,826,990	--
Certificates of Deposit	15,007,200	--	15,007,200	--
Commercial Paper	164,135,137	--	164,135,137	--
Money Market Funds	400,290,556	400,290,556	--	--
Total Investments in Securities:	$4,216,369,250	$400,290,556	$3,816,078,694	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	79.2%
United Kingdom	5.8%
Canada	5.5%
Japan	3.6%
Cayman Islands	2.7%
France	1.1%
Others (Individually Less Than 1%)	2.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,811,602,608)	$3,816,078,694
Fidelity Central Funds (cost $400,290,556)	400,290,556
Total Investment in Securities (cost $4,211,893,164)		$4,216,369,250
Receivable for fund shares sold		4,993,563
Interest receivable		10,462,935
Distributions receivable from Fidelity Central Funds		18,901
Prepaid expenses		7,968
Receivable from investment adviser for expense reductions		294,196
Total assets		4,232,146,813
Liabilities
Payable for fund shares redeemed	$3,002,207
Distributions payable	69,448
Accrued management fee	1,050,345
Other payables and accrued expenses	340,072
Total liabilities		4,462,072
Net Assets		$4,227,684,741
Net Assets consist of:
Paid in capital		$4,222,060,133
Total accumulated earnings (loss)		5,624,608
Net Assets		$4,227,684,741
Net Asset Value, offering price and redemption price per share ($4,227,684,741 ÷ 422,173,736 shares)		$10.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period September 15, 2020 (commencement of operations) to August 31, 2021
Investment Income
Interest		$13,535,092
Income from Fidelity Central Funds		178,480
Total income		13,713,572
Expenses
Management fee	$10,695,298
Custodian fees and expenses	35,305
Independent trustees' fees and expenses	8,016
Registration fees	1,169,179
Audit	47,905
Legal	2,750
Miscellaneous	4,595
Total expenses before reductions	11,963,048
Expense reductions	(4,127,308)
Total expenses after reductions		7,835,740
Net investment income (loss)		5,877,832
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	352,357
Fidelity Central Funds	(228)
Total net realized gain (loss)		352,129
Change in net unrealized appreciation (depreciation) on investment securities		4,476,086
Net gain (loss)		4,828,215
Net increase (decrease) in net assets resulting from operations		$10,706,047

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period September 15, 2020 (commencement of operations) to August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,877,832
Net realized gain (loss)	352,129
Change in net unrealized appreciation (depreciation)	4,476,086
Net increase (decrease) in net assets resulting from operations	10,706,047
Distributions to shareholders	(5,062,422)
Share transactions
Proceeds from sales of shares	5,972,784,806
Reinvestment of distributions	4,678,859
Cost of shares redeemed	(1,755,422,549)
Net increase (decrease) in net assets resulting from share transactions	4,222,041,116
Total increase (decrease) in net assets	4,227,684,741
Net Assets
Beginning of period	–
End of period	$4,227,684,741
Other Information
Shares
Sold	597,093,559
Issued in reinvestment of distributions	467,674
Redeemed	(175,387,497)
Net increase (decrease)	422,173,736

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Low Duration Income Fund

Year ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.016
Net realized and unrealized gain (loss)	.007
Total from investment operations	.023
Distributions from net investment income	(.013)
Total distributions	(.013)
Net asset value, end of period	$10.01
Total ReturnC,D	.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	.34%G
Expenses net of fee waivers, if any	.22%G
Expenses net of all reductions	.22%G
Net investment income (loss)	.17%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,227,685
Portfolio turnover rateH	15%G,I

 A For the period September 15, 2020 (commencement of operations) to August 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity SAI Low Duration Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,066,725
Gross unrealized depreciation	(299,446)
Net unrealized appreciation (depreciation)	$4,767,279
Tax Cost	$4,211,601,971

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$857,328
Net unrealized appreciation (depreciation) on securities and other investments	$4,767,279

The tax character of distributions paid was as follows:

August 31, 2021(a)
Ordinary Income	$5,062,422

 (a) For the period September 15, 2020 (commencement of operations) to August 31, 2021.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Low Duration Income Fund	2,418,681,583	319,765,266

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity SAI Low Duration Income Fund	357,344,436	3,573,444,362

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Low Duration Income Fund	$1,886

7. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .22% of average net assets. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $4,127,216.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $92.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Low Duration Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Low Duration Income Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of August 31, 2021, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 15, 2020 (commencement of operations) through August 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 15, 2020 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity SAI Low Duration Income Fund	.22%
Actual		$1,000.00	$1,000.80	$1.11
Hypothetical-C		$1,000.00	$1,024.10	$1.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Short-Term Bond Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 8, 2021, a distribution of $.002 per share derived from capital gains realized from sales of portfolio securities.

A total of 4.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

LDI-ANN-1021
1.9900847.100

Fidelity® SAI Short-Term Bond Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® SAI Short-Term Bond Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Short-Term Bond Fund on September 15, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. 1-3 Year Government/Credit Bond Index performed over the same period.

Period Ending Values
$10,054	Fidelity® SAI Short-Term Bond Fund
$10,039	Bloomberg U.S. 1-3 Year Government/Credit Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Rob Galusza and Julian Potenza:  From the fund's inception on September 15, 2020 through August 31, 2021, the fund gained 0.54%, topping, net of fees, the 0.39% advance of its benchmark, the Bloomberg U.S. 1-3 Year Government Credit Bond Index. Sector allocations aided the fund’s relative result, including overweighting the bonds of financial institutions, especially banks. Non-benchmark stakes in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) contributed as well. Overall security selection aided the fund's relative return, especially picks among the bonds of industrial companies, including energy and transportation firms. Conversely, positioning along the yield curve detracted from the fund's relative result. Picks among insurance firms hurt to a lesser degree. During the period, we reduced the fund's corporate bond holdings and added exposure to U.S. Treasuries and asset-backed securities (ABS). We also reduced the fund's cash stake.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	33.0%
AAA	16.9%
AA	2.7%
A	20.3%
BBB	21.5%
BB and Below	1.1%
Not Rated	2.8%
Short-Term Investments and Net Other Assets	1.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	44.1%
U.S. Government and U.S. Government Agency Obligations	33.0%
Asset-Backed Securities	14.3%
CMOs and Other Mortgage Related Securities	6.1%
Municipal Bonds	0.3%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign Investments - 12.7%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 44.1%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.8%
AT&T, Inc. 0.9% 3/25/24	$5,000,000	$5,009,346
NTT Finance Corp.:
0.373% 3/3/23 (a)	3,840,000	3,840,343
0.583% 3/1/24 (a)	1,597,000	1,595,266
Verizon Communications, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.500% 0.55% 3/22/24 (b)(c)	2,637,000	2,654,958
0.75% 3/22/24	1,969,000	1,976,477
		15,076,390
Media - 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.464% 7/23/22	5,374,000	5,529,356
Comcast Corp. 3.1% 4/1/25	224,000	240,886
Discovery Communications LLC 2.95% 3/20/23	3,000,000	3,106,770
		8,877,012
Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.7349% 3/22/22 (b)(c)	4,302,000	4,314,377
T-Mobile U.S.A., Inc. 3.5% 4/15/25	3,440,000	3,712,964
		8,027,341

TOTAL COMMUNICATION SERVICES		31,980,743

CONSUMER DISCRETIONARY - 2.8%
Automobiles - 2.5%
American Honda Finance Corp. 3 month U.S. LIBOR + 0.150% 0.2808% 2/22/23 (b)(c)	3,038,000	3,041,545
BMW U.S. Capital LLC 3.45% 4/12/23 (a)	5,956,000	6,234,227
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.840% 0.9638% 5/4/23 (a)(b)(c)	2,870,000	2,894,859
3 month U.S. LIBOR + 0.900% 1.0248% 2/15/22 (a)(b)(c)	4,453,000	4,470,741
0.75% 3/1/24 (a)	3,927,000	3,937,580
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.25% 11/17/23 (b)(c)	2,500,000	2,539,825
1.05% 3/8/24	984,000	990,187
1.25% 1/8/26	3,096,000	3,075,671
4.2% 11/6/21	9,392,000	9,457,665
5.2% 3/20/23	3,000,000	3,203,572
Volkswagen Group of America Finance LLC:
0.875% 11/22/23 (a)	4,500,000	4,525,275
2.9% 5/13/22 (a)	1,683,000	1,711,972
		46,083,119
Leisure Products - 0.1%
Hasbro, Inc. 2.6% 11/19/22	1,457,000	1,494,072
Textiles, Apparel & Luxury Goods - 0.2%
VF Corp. 2.05% 4/23/22	4,589,000	4,640,376

TOTAL CONSUMER DISCRETIONARY		52,217,567

CONSUMER STAPLES - 2.1%
Beverages - 0.3%
Dr. Pepper Snapple Group, Inc. 0.75% 3/15/24	5,000,000	5,005,969
Food & Staples Retailing - 0.2%
7-Eleven, Inc.:
0.625% 2/10/23 (a)	667,000	666,291
0.8% 2/10/24 (a)	2,817,000	2,816,434
		3,482,725
Food Products - 0.4%
Conagra Brands, Inc. 0.5% 8/11/23	3,008,000	3,006,572
Mondelez International, Inc. 0.625% 7/1/22	4,700,000	4,713,365
		7,719,937
Tobacco - 1.2%
Altria Group, Inc. 2.35% 5/6/25	621,000	647,756
BAT Capital Corp. 3.222% 8/15/24	5,286,000	5,609,255
BAT International Finance PLC 1.668% 3/25/26	3,286,000	3,305,023
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (a)	3,612,000	3,808,460
3.75% 7/21/22 (a)	2,978,000	3,041,296
Philip Morris International, Inc.:
1.125% 5/1/23	3,030,000	3,067,472
2.875% 5/1/24	3,258,000	3,446,833
		22,926,095

TOTAL CONSUMER STAPLES		39,134,726

ENERGY - 4.1%
Oil, Gas & Consumable Fuels - 4.1%
Canadian Natural Resources Ltd. 2.05% 7/15/25	2,208,000	2,271,678
Cenovus Energy, Inc. 3% 8/15/22	2,841,000	2,893,238
Chevron Corp. 1.141% 5/11/23	3,083,000	3,128,857
Enbridge, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.45% 2/17/23 (b)(c)	1,410,000	1,413,116
Energy Transfer LP:
3.6% 2/1/23	1,867,000	1,930,763
4.2% 9/15/23	952,000	1,013,468
4.25% 3/15/23	2,222,000	2,323,011
Enterprise Products Operating LP 3.35% 3/15/23	3,500,000	3,627,972
Equinor ASA 1.75% 1/22/26	690,000	710,309
Kinder Morgan Energy Partners LP 3.5% 9/1/23	1,826,000	1,917,614
Kinder Morgan, Inc. 3.15% 1/15/23	3,142,000	3,252,156
Marathon Petroleum Corp. 4.5% 5/1/23	6,527,000	6,915,564
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (b)(c)	693,000	692,983
1.75% 3/1/26	4,929,000	4,991,394
4.5% 7/15/23	2,562,000	2,721,364
Occidental Petroleum Corp. 2.9% 8/15/24	1,348,000	1,381,700
Phillips 66 Co.:
0.9% 2/15/24	4,500,000	4,502,554
3.7% 4/6/23	2,697,000	2,832,357
3.85% 4/9/25	3,943,000	4,310,851
Pioneer Natural Resources Co. 0.55% 5/15/23	3,370,000	3,366,980
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	3,085,000	3,133,106
Shell International Finance BV 3.5% 11/13/23	896,000	955,802
Suncor Energy, Inc. 3.6% 12/1/24	3,943,000	4,250,607
The Williams Companies, Inc. 3.6% 3/15/22	5,256,000	5,317,716
Valero Energy Corp.:
1.2% 3/15/24	3,986,000	4,016,900
2.7% 4/15/23	587,000	606,214
Western Gas Partners LP 3 month U.S. LIBOR + 2.100% 2.2286% 1/13/23 (b)(c)	1,253,000	1,249,868
		75,728,142
FINANCIALS - 22.4%
Banks - 12.2%
Bank of America Corp.:
0.81% 10/24/24 (b)	3,000,000	3,012,373
0.976% 4/22/25 (b)	4,000,000	4,022,583
3.004% 12/20/23 (b)	12,232,000	12,629,540
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.440% 0.495% 4/15/24 (b)(c)	5,000,000	5,020,216
0.8% 6/15/23	5,422,000	5,459,065
Barclays PLC:
1.007% 12/10/24 (b)	2,279,000	2,289,186
2.852% 5/7/26 (b)	2,387,000	2,526,338
4.338% 5/16/24 (b)	3,000,000	3,185,482
BBVA U.S.A. 2.5% 8/27/24	5,418,000	5,703,691
BNP Paribas SA 3.5% 3/1/23 (a)	10,101,000	10,555,605
Canadian Imperial Bank of Commerce:
0.45% 6/22/23	2,000,000	1,999,765
0.95% 6/23/23	8,205,000	8,281,920
Capital One Bank NA 2.014% 1/27/23 (b)	6,572,000	6,615,851
Citigroup, Inc.:
0.981% 5/1/25 (b)	2,294,000	2,304,348
3.106% 4/8/26 (b)	3,286,000	3,514,175
3.142% 1/24/23 (b)	3,568,000	3,607,052
Danske Bank A/S 3.875% 9/12/23 (a)	3,715,000	3,941,203
HSBC Holdings PLC:
0.976% 5/24/25 (b)	4,500,000	4,502,272
1.645% 4/18/26 (b)	3,331,000	3,372,659
3.262% 3/13/23 (b)	3,661,000	3,718,065
Intesa Sanpaolo SpA:
3.125% 7/14/22 (a)	1,000,000	1,022,804
3.25% 9/23/24 (a)	4,970,000	5,268,181
JPMorgan Chase & Co.:
0.697% 3/16/24 (b)	4,000,000	4,013,400
0.824% 6/1/25 (b)	3,418,000	3,423,878
1.514% 6/1/24 (b)	6,888,000	7,010,091
3.207% 4/1/23 (b)	3,049,000	3,099,438
Lloyds Banking Group PLC:
0.695% 5/11/24 (b)	2,769,000	2,779,099
1.326% 6/15/23 (b)	1,027,000	1,034,242
2.907% 11/7/23 (b)	5,782,000	5,940,959
Mitsubishi UFJ Financial Group, Inc.:
0.848% 9/15/24 (b)	3,944,000	3,964,548
0.953% 7/19/25 (b)	3,500,000	3,512,815
2.193% 2/25/25	4,466,000	4,645,227
Mizuho Financial Group, Inc. 0.849% 9/8/24 (b)	2,087,000	2,096,680
NatWest Markets PLC 0.8% 8/12/24 (a)	2,224,000	2,222,872
PNC Bank NA 2.028% 12/9/22 (b)	2,558,000	2,570,062
Regions Financial Corp. 2.25% 5/18/25	1,933,000	2,018,328
Royal Bank of Canada:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 10/26/23 (b)(c)	5,000,000	5,025,113
1.6% 4/17/23	3,286,000	3,356,762
2.55% 7/16/24	4,245,000	4,475,733
Royal Bank of Scotland Group PLC:
2.359% 5/22/24 (b)	2,599,000	2,671,058
3.875% 9/12/23	6,951,000	7,397,942
Santander Holdings U.S.A., Inc. 3.5% 6/7/24	3,539,000	3,775,414
Standard Chartered PLC 3 month U.S. LIBOR + 1.200% 1.328% 9/10/22 (a)(b)(c)	4,695,000	4,696,066
Svenska Handelsbanken AB 0.625% 6/30/23 (a)	5,060,000	5,085,322
Synovus Bank 2.289% 2/10/23 (b)	1,009,000	1,014,943
Synovus Financial Corp. 3.125% 11/1/22	5,000,000	5,120,145
The Toronto-Dominion Bank:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.480% 0.53% 1/27/23 (b)(c)	3,616,000	3,636,535
0.75% 6/12/23	8,265,000	8,326,418
Wells Fargo & Co.:
1.654% 6/2/24 (b)	4,022,000	4,106,776
2.164% 2/11/26 (b)	9,858,000	10,232,654
Wells Fargo Bank NA 2.082% 9/9/22 (b)	3,286,000	3,287,212
Zions Bancorp NA 3.35% 3/4/22	1,314,000	1,330,830
		224,422,936
Capital Markets - 4.3%
Credit Suisse AG:
0.52% 8/9/23	3,750,000	3,757,958
1% 5/5/23	3,943,000	3,983,412
Deutsche Bank AG New York Branch:
0.898% 5/28/24	1,264,000	1,264,500
1.447% 4/1/25 (b)	2,890,000	2,910,413
2.222% 9/18/24 (b)	4,004,000	4,108,783
4.25% 10/14/21	4,000,000	4,017,778
Goldman Sachs Group, Inc.:
0.523% 3/8/23	3,350,000	3,351,504
0.627% 11/17/23 (b)	3,500,000	3,504,948
2.876% 10/31/22 (b)	5,898,000	5,921,693
2.905% 7/24/23 (b)	6,153,000	6,288,428
Intercontinental Exchange, Inc. 0.7% 6/15/23	3,425,000	3,440,335
Moody's Corp. 4.875% 2/15/24	2,500,000	2,730,561
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.75% 1/20/23 (b)(c)	6,672,000	6,687,479
0.56% 11/10/23 (b)	4,250,000	4,257,069
0.731% 4/5/24 (b)	4,000,000	4,012,345
0.79% 5/30/25 (b)	4,350,000	4,340,487
3.737% 4/24/24 (b)	2,949,000	3,104,204
4% 7/23/25	3,286,000	3,645,539
State Street Corp. 2.825% 3/30/23 (b)	198,000	200,945
UBS AG London Branch 0.375% 6/1/23 (a)	4,081,000	4,078,164
UBS Group AG 1.008% 7/30/24 (a)(b)	4,110,000	4,136,307
		79,742,852
Consumer Finance - 2.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	2,616,000	2,588,311
4.125% 7/3/23	1,217,000	1,285,144
4.875% 1/16/24	986,000	1,070,158
Ally Financial, Inc.:
3.05% 6/5/23	2,805,000	2,916,677
5.125% 9/30/24	3,126,000	3,507,900
American Express Co.:
3 month U.S. LIBOR + 0.610% 0.7358% 8/1/22 (b)(c)	4,929,000	4,949,560
2.65% 12/2/22	1,693,000	1,744,027
Capital One Financial Corp. 2.6% 5/11/23	2,196,000	2,273,683
Ford Motor Credit Co. LLC:
3.087% 1/9/23	3,339,000	3,401,606
4.14% 2/15/23	1,769,000	1,828,704
Synchrony Financial:
2.85% 7/25/22	460,000	469,593
4.25% 8/15/24	4,618,000	5,012,111
4.375% 3/19/24	3,952,000	4,277,615
Toyota Motor Credit Corp. 2.9% 3/30/23	3,603,000	3,748,604
		39,073,693
Diversified Financial Services - 0.8%
AIG Global Funding:
0.8% 7/7/23 (a)	1,383,000	1,395,111
2.3% 7/1/22 (a)	1,247,000	1,267,515
Athene Global Funding:
0.95% 1/8/24 (a)	3,290,000	3,309,693
1% 4/16/24 (a)	4,000,000	4,026,237
BP Capital Markets America, Inc. 2.937% 4/6/23	1,125,000	1,171,180
Equitable Holdings, Inc. 3.9% 4/20/23	3,200,000	3,369,350
USAA Capital Corp. 1.5% 5/1/23 (a)	674,000	687,446
		15,226,532
Insurance - 3.0%
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 0.6545% 9/20/21 (a)(b)(c)	3,527,000	3,526,929
American International Group, Inc.:
2.5% 6/30/25	3,286,000	3,455,352
4.875% 6/1/22	5,000,000	5,169,183
Aon Corp. 2.2% 11/15/22	1,789,000	1,828,322
Equitable Financial Life Global Funding 0.5% 11/17/23 (a)	5,000,000	5,002,546
Great-West Lifeco U.S. Finance 2020 LP 0.904% 8/12/25 (a)	1,726,000	1,709,938
MassMutual Global Funding II 0.85% 6/9/23 (a)	6,934,000	7,002,075
Metropolitan Life Global Funding I:
0.9% 6/8/23 (a)	2,778,000	2,805,578
1.95% 1/13/23 (a)	3,483,000	3,559,044
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.399% 1/10/23 (a)(b)(c)	5,665,000	5,679,813
1.1% 5/5/23 (a)	1,810,000	1,832,122
Northwestern Mutual Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.38% 3/25/24 (a)(b)(c)	4,189,000	4,200,968
Pacific Life Global Funding II 1.2% 6/24/25 (a)	2,709,000	2,731,859
Principal Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.5% 4/12/24 (a)(b)(c)	1,828,000	1,831,848
Protective Life Global Funding 0.502% 4/12/23 (a)	5,000,000	5,006,806
		55,342,383

TOTAL FINANCIALS		413,808,396

HEALTH CARE - 2.3%
Biotechnology - 0.6%
AbbVie, Inc.:
2.3% 11/21/22	4,395,000	4,494,946
2.9% 11/6/22	3,000,000	3,087,326
3.45% 3/15/22	3,244,000	3,281,847
		10,864,119
Health Care Providers & Services - 0.9%
Anthem, Inc.:
0.45% 3/15/23	4,206,000	4,210,623
3.125% 5/15/22	3,580,000	3,651,139
Cigna Corp.:
0.613% 3/15/24	990,000	990,199
3.05% 11/30/22	2,467,000	2,543,955
Humana, Inc. 0.65% 8/3/23	4,595,000	4,598,300
		15,994,216
Pharmaceuticals - 0.8%
AstraZeneca Finance LLC 0.7% 5/28/24	3,267,000	3,271,212
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	3,302,000	3,676,176
Bayer U.S. Finance LLC 3% 10/8/21 (a)	2,000,000	2,005,670
Mylan NV 3.125% 1/15/23 (a)	3,221,000	3,330,216
Viatris, Inc. 1.125% 6/22/22 (a)	2,976,000	2,992,246
		15,275,520

TOTAL HEALTH CARE		42,133,855

INDUSTRIALS - 2.3%
Aerospace & Defense - 0.4%
The Boeing Co.:
1.167% 2/4/23	2,521,000	2,522,826
1.95% 2/1/24	1,500,000	1,538,016
4.875% 5/1/25	2,307,000	2,578,884
		6,639,726
Airlines - 0.2%
Delta Air Lines, Inc. 2.9% 10/28/24	3,718,000	3,789,204
Commercial Services & Supplies - 0.2%
Republic Services, Inc. 0.875% 11/15/25	4,500,000	4,458,168
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.:
0.45% 8/15/22	460,000	460,791
3.65% 9/15/23	2,500,000	2,654,774
Siemens Financieringsmaatschappij NV:
0.4% 3/11/23 (a)	4,089,000	4,102,879
0.65% 3/11/24 (a)	2,595,000	2,609,919
		9,828,363
Machinery - 0.4%
Caterpillar Financial Services Corp. 0.25% 3/1/23	5,000,000	4,997,865
Otis Worldwide Corp. 3 month U.S. LIBOR + 0.450% 0.5948% 4/5/23 (b)(c)	2,478,000	2,478,875
		7,476,740
Trading Companies & Distributors - 0.6%
Air Lease Corp.:
0.7% 2/15/24	1,322,000	1,316,085
0.8% 8/18/24	1,945,000	1,938,249
3.5% 1/15/22	3,058,000	3,092,704
International Lease Finance Corp. 5.875% 8/15/22	3,589,000	3,772,588
		10,119,626
Transportation Infrastructure - 0.0%
Avolon Holdings Funding Ltd. 3.625% 5/1/22 (a)	476,000	484,372

TOTAL INDUSTRIALS		42,796,199

INFORMATION TECHNOLOGY - 1.6%
Electronic Equipment & Components - 0.3%
Dell International LLC/EMC Corp. 5.45% 6/15/23	5,143,000	5,542,730
IT Services - 0.3%
PayPal Holdings, Inc. 1.35% 6/1/23	1,647,000	1,675,299
The Western Union Co.:
2.85% 1/10/25	775,000	816,694
4.25% 6/9/23	2,949,000	3,124,916
		5,616,909
Semiconductors & Semiconductor Equipment - 0.4%
Microchip Technology, Inc. 0.983% 9/1/24 (a)	2,203,000	2,201,251
Micron Technology, Inc. 2.497% 4/24/23	4,061,000	4,187,053
		6,388,304
Software - 0.4%
VMware, Inc.:
0.6% 8/15/23	4,384,000	4,388,833
1% 8/15/24	2,883,000	2,895,122
		7,283,955
Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 0.75% 5/11/23	3,511,000	3,541,195

TOTAL INFORMATION TECHNOLOGY		28,373,093

MATERIALS - 0.3%
Chemicals - 0.3%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 3.3% 5/1/23 (a)	1,975,000	2,065,803
International Flavors & Fragrances, Inc. 0.697% 9/15/22 (a)	719,000	720,930
The Mosaic Co. 3.25% 11/15/22	1,116,000	1,150,464
Westlake Chemical Corp. 0.875% 8/15/24	1,332,000	1,332,919
		5,270,116
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp. 1.3% 9/15/25	1,459,000	1,465,784
Crown Castle International Corp. 1.35% 7/15/25	342,000	344,492
Welltower, Inc. 3.625% 3/15/24	1,604,000	1,712,863
		3,523,139
UTILITIES - 4.3%
Electric Utilities - 2.7%
Duke Energy Corp. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.299% 6/10/23 (b)(c)	3,198,000	3,201,335
Eversource Energy U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 8/15/23 (b)(c)	4,500,000	4,505,355
Exelon Corp. 3.497% 6/1/22 (b)	3,112,000	3,176,042
FirstEnergy Corp.:
1.6% 1/15/26	365,000	361,350
2.05% 3/1/25	2,028,000	2,058,420
Florida Power & Light Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 5/10/23 (b)(c)	3,776,000	3,776,868
2.85% 4/1/25	926,000	987,726
ITC Holdings Corp. 2.7% 11/15/22	2,247,000	2,303,859
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.4008% 2/22/23 (b)(c)	5,000,000	5,000,479
0.65% 3/1/23	3,500,000	3,513,516
2.403% 9/1/21	3,286,000	3,286,000
2.75% 5/1/25	3,173,000	3,367,344
2.9% 4/1/22	6,367,000	6,463,535
PPL Electric Utilities Corp. 3 month U.S. LIBOR + 0.250% 0.396% 9/28/23 (b)(c)	1,790,000	1,790,225
Southern California Edison Co. 3 month U.S. LIBOR + 0.270% 0.3985% 12/3/21 (b)(c)	2,857,000	2,857,527
Southern Co. 0.6% 2/26/24	1,338,000	1,337,423
Virginia Electric & Power Co. 2.75% 3/15/23	1,819,000	1,875,687
		49,862,691
Gas Utilities - 0.7%
Atmos Energy Corp. 3 month U.S. LIBOR + 0.380% 0.5031% 3/9/23 (b)(c)	2,686,000	2,683,812
CenterPoint Energy Resources Corp. 3 month U.S. LIBOR + 0.500% 0.6314% 3/2/23 (b)(c)	3,570,000	3,571,093
Dominion Gas Holdings LLC 2.5% 11/15/24	722,000	756,258
ONE Gas, Inc. 0.85% 3/11/23	5,000,000	5,000,422
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.469% 9/14/23 (b)(c)	915,000	915,141
		12,926,726
Independent Power and Renewable Electricity Producers - 0.1%
Emera U.S. Finance LP 0.833% 6/15/24 (a)	2,029,000	2,017,907
Multi-Utilities - 0.8%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.650% 0.7% 5/13/24 (b)(c)	3,063,000	3,067,472
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 0.6489% 9/15/23 (b)(c)	2,476,000	2,476,339
DTE Energy Co.:
0.55% 11/1/22	3,250,000	3,258,167
2.25% 11/1/22	3,961,000	4,046,384
NiSource, Inc. 0.95% 8/15/25	1,507,000	1,496,515
		14,344,877

TOTAL UTILITIES		79,152,201

TOTAL NONCONVERTIBLE BONDS
(Cost $809,926,033)		814,118,177

U.S. Treasury Obligations - 31.1%
U.S. Treasury Notes:
0.125% 8/15/23	$80,476,000	$80,359,687
0.25% 5/15/24	254,625,000	253,938,701
0.25% 7/31/25	59,359,800	58,545,921
0.375% 4/30/25	65,643,900	65,210,548
2.125% 3/31/24	56,101,500	58,707,152
2.375% 8/15/24	54,665,500	57,862,150
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $576,295,340)		574,624,159

U.S. Government Agency - Mortgage Securities - 1.3%
Fannie Mae - 0.4%
3.5% 9/1/29	859,858	919,720
4.5% 3/1/39	404,505	443,146
4.5% 6/1/39	226,622	248,270
4.5% 8/1/39	544,723	597,950
4.5% 9/1/49	3,464,635	3,809,669
5.5% 11/1/34	807,543	922,071
7.5% 11/1/31	166	193

TOTAL FANNIE MAE		6,941,019

Freddie Mac - 0.9%
2% 1/1/32	7,797,513	8,092,042
2.5% 11/1/28	5,921,147	6,200,356
3% 2/1/34	2,802,189	2,952,577
4% 4/1/26	113,210	119,991
8.5% 5/1/26	828	902
8.5% 8/1/26	1,025	1,134
8.5% 5/1/27	98	109
8.5% 6/1/27	1,757	1,971
8.5% 7/1/27	398	452
8.5% 8/1/27	29	32
8.5% 8/1/27	577	651
8.5% 8/1/27	6,663	7,631
8.5% 8/1/27	271	283
8.5% 8/1/27	1,294	1,457
8.5% 7/1/28	652	726

TOTAL FREDDIE MAC		17,380,314

Ginnie Mae - 0.0%
7% 1/15/25	65	69
7% 11/15/27	240	268
7% 1/15/28	1,033	1,153
7% 1/15/28	220	247
7% 2/15/28	76	86
7% 3/15/28	1,066	1,197
7% 4/15/28	10,255	11,340
7% 4/15/28	207	234
7% 4/15/28	787	882
7% 4/15/28	976	1,104
7% 6/15/28	577	651
7% 6/15/28	2,443	2,764
7% 6/15/28	319	361
7% 7/15/28	394	441
7% 7/15/28	6,763	7,623
7% 7/15/28	749	849
7% 8/15/28	412	460
7% 8/15/28	3,746	4,214
7% 8/15/28	317	352
7% 8/15/28	1,189	1,342
7% 9/15/28	3,170	3,601
7% 9/15/28	1,838	2,025
7% 9/15/28	1,240	1,404
7% 9/15/28	2,900	3,249
7% 10/15/28	201	228
7% 10/15/28	1,298	1,473
7% 10/15/28	970	1,103
7% 11/15/28	500	562
7% 11/15/28	2,073	2,346
7% 12/15/28	688	772
7% 12/15/28	389	438
7% 1/15/29	1,910	2,162
7% 1/15/29	456	514
7% 4/15/29	69	79
7% 4/15/29	860	981
7% 4/15/29	700	755
7% 5/15/29	647	734
7% 6/15/29	265	294
7% 7/15/29	320	361
7% 7/15/29	1,367	1,561
7% 7/15/29	243	277
7% 8/15/29	207	234
7% 12/15/29	295	335
7% 2/15/30	1,742	2,008
7% 2/15/30	3,528	4,068
7% 1/15/31	321	370
7% 2/15/31	222	253
7% 3/15/31	490	569
7% 3/15/31	398	462
7% 5/15/31	4,172	4,796
7% 7/15/31	2,917	3,359
7% 7/15/31	518	593
7% 1/15/32	253	289
7% 2/15/32	337	391
7% 3/15/32	1,654	1,914
7% 3/15/32	909	1,059
7% 4/15/32	2,515	2,927
7% 4/15/32	660	762
7% 5/15/32	622	722
7% 6/15/32	545	637
7% 6/15/32	990	1,150
7% 6/15/32	4,254	4,953
7% 8/15/32	737	861
7% 8/15/32	13,561	15,848
7% 8/15/32	187	218

TOTAL GINNIE MAE		109,334

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $24,420,688)		24,430,667

Asset-Backed Securities - 14.3%
Accredited Mortgage Loan Trust Series 2003-3 Class A1, 5.21% 1/25/34 (AMBAC Insured)	$109,340	$114,418
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	455,000	455,902
Aimco:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.060% 1.1706% 7/22/32 (a)(b)(c)	4,510,000	4,510,803
Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 1/15/32 (a)(b)(c)	4,518,000	4,518,384
Ajax Mortgage Loan Trust Series 2021-B Class A, 2.239% 6/25/66 (a)(b)	1,498,851	1,497,033
AmeriCredit Automobile Receivables Trust Series 2021-2 Class A2, 0.26% 11/18/24	4,810,000	4,811,577
Ares LII CLO Ltd. Series 2021-52A Class A1R, 3 month U.S. LIBOR + 1.050% 1.1883% 4/22/31 (a)(b)(c)	3,925,000	3,926,397
Bank of America Credit Card Master Trust:
Series 2020-A1 Class A1, 0.34% 5/15/26	5,085,000	5,076,583
Series 2021-A1 Class A1, 0.44% 9/15/26	4,673,000	4,673,395
Canadian Pacer Auto Receivables Trust Series 2018-2A Class A3, 3.27% 12/19/22 (a)	359,100	360,673
CarMax Auto Owner Trust:
Series 2018-2 Class A3, 2.98% 1/17/23	161,233	161,587
Series 2018-4 Class A3, 3.36% 9/15/23	819,549	829,261
Series 2019-1 Class A3, 3.05% 3/15/24	1,333,244	1,350,354
Series 2019-4 Class A2A, 2.01% 3/15/23	28,923	28,942
Series 2020-3 Class A2A, 0.49% 6/15/23	1,167,011	1,167,607
Series 2020-4 Class A3, 0.5% 8/15/25	2,597,000	2,605,206
Carvana Auto Receivables Trust Series 2021-P2 Class A3, 0.49% 3/10/26	3,701,000	3,702,277
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	1,233,366	1,233,707
Cedar Funding Ltd. Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 1.1878% 7/15/33 (a)(b)(c)	4,739,000	4,741,474
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/30 (a)(b)(c)	4,220,000	4,220,726
Chesapeake Funding II LLC:
Series 2018-3A Class A1, 3.39% 1/15/31 (a)	756,964	768,871
Series 2019-1A Class A1, 2.94% 4/15/31 (a)	1,156,436	1,172,793
Series 2020-1A Class A1, 0.87% 8/16/32 (a)	2,121,403	2,133,482
CNH Equipment Trust Series 2018-A Class A3, 3.12% 7/17/23	455,621	458,718
Consumer Loan Underlying Bond Credit Trust:
Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	1,495,511	1,506,166
Series 2020-P1 Class A, 2.26% 3/15/28 (a)	578,312	579,823
Countrywide Home Loans, Inc. Series 2004-2 Class 3A4, 1 month U.S. LIBOR + 0.500% 0.5844% 7/25/34 (b)(c)	71,626	70,427
Dell Equipment Finance Trust:
Series 2019-2 Class A3, 1.91% 10/22/24 (a)	1,351,677	1,360,520
Series 2020-2:
Class A2, 0.47% 10/24/22 (a)	1,165,833	1,167,122
Class A3, 0.57% 10/23/23 (a)	1,910,000	1,917,390
Series 2021-1 Class A3, 0.43% 5/22/26 (a)	1,645,000	1,648,427
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (a)	888,643	893,905
DLLAD LLC Series 2021-1A Class A2, 0.35% 9/20/24 (a)	3,167,000	3,167,667
Donlen Fleet Lease Funding Series 2021-2 Class A2, 0.56% 12/11/34 (a)	2,613,000	2,617,220
Drive Auto Receivables Trust Series 2021-2 Class A2, 0.36% 5/15/24	4,580,000	4,579,949
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 1.2261% 4/15/31 (a)(b)(c)	4,077,000	4,081,644
Enterprise Fleet Financing LLC:
Series 2019-1 Class A2, 2.98% 10/20/24 (a)	595,432	599,244
Series 2020-1 Class A2, 1.78% 12/22/25 (a)	3,256,769	3,296,661
Series 2020-2 Class A2, 0.61% 7/20/26 (a)	3,597,448	3,610,170
Series 2021-1 Class A2, 0.44% 12/21/26 (a)	1,282,000	1,283,705
Series 2021-2 Class A2, 0.48% 5/20/27 (a)	3,825,000	3,824,333
Exeter Automobile Receivables Trust:
Series 2021-2A Class A3, 0.3% 10/15/24	1,540,000	1,540,717
Series 2021-3A Class A2, 0.34% 1/16/24	2,412,000	2,411,974
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (a)(b)	800,948	800,935
Ford Credit Auto Lease Trust:
Series 2020-A Class A3, 1.85% 3/15/23	3,831,414	3,846,087
Series 2020-B Class A3, 0.62% 8/15/23	3,431,000	3,441,010
Ford Credit Auto Owner Trust:
Series 2019-A Class A3, 2.78% 9/15/23	474,607	479,079
Series 2020-B Class A, 0.5% 2/15/23	956,492	956,999
Ford Credit Floorplan Master Owner Trust Series 2020-1 Class A1, 0.7% 9/15/25	7,267,000	7,307,200
GM Financial Automobile Leasing Trust Series 2020-3 Class A3, 0.45% 8/21/23	2,028,000	2,032,197
GM Financial Consumer Automobile Receivables Trust:
Series 2020-3 Class A2, 0.35% 7/17/23	1,159,121	1,159,634
Series 2020-4 Class A3, 0.38% 8/18/25	3,026,000	3,029,790
GMF Floorplan Owner Revolving Trust:
Series 2020-1 Class A, 0.68% 8/15/25 (a)	1,575,000	1,583,308
Series 2020-2 Class A, 0.69% 10/15/25 (a)	3,406,000	3,422,144
HPEFS Equipment Trust:
Series 2020-1A Class A2, 1.73% 2/20/30 (a)	739,620	741,163
Series 2020-2A Class A2, 0.65% 7/22/30 (a)	2,012,928	2,014,787
Series 2021-2A Class A2, 0.3% 9/20/28 (a)	2,970,000	2,971,034
Hyundai Auto Lease Securitization Trust:
Series 2020-A Class A3, 1.95% 7/17/23 (a)	1,785,187	1,795,131
Series 2021-A Class A3, 0.33% 1/16/24 (a)	2,512,000	2,514,661
Hyundai Auto Receivables Trust:
Series 2020-B Class A2, 0.38% 3/15/23	1,217,982	1,218,549
Series 2020-C Class A3, 0.38% 5/15/25	3,319,000	3,323,807
John Deere Owner Trust Series 2020-A Class A2, 1.01% 1/17/23	304,841	305,137
Kubota Credit Owner Trust Series 2018-1A Class A3, 3.1% 8/15/22 (a)	290,192	290,753
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	1,416,000	1,447,204
Madison Park Funding XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 0.970% 1.0989% 7/27/31 (a)(b)(c)	3,336,000	3,336,957
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1383% 1/22/31 (a)(b)(c)	3,305,000	3,305,040
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (a)	158,525	159,103
Series 2020-1A Class A, 2.24% 3/15/30 (a)	6,135	6,138
Series 2021-2A Class A, 0.51% 9/15/31 (a)	3,219,000	3,220,794
Mercedes-Benz Auto Lease Trust:
Series 2019-B Class A3, 2% 10/17/22	2,441,839	2,454,995
Series 2020-A Class A3, 1.84% 12/15/22	1,706,412	1,716,469
Series 2020-B Class A3, 0.4% 11/15/23	1,570,000	1,573,266
Mercedes-Benz Auto Receivables Trust Series 2020-1 Class A2, 0.46% 3/15/23	1,401,275	1,402,103
MMAF Equipment Finance LLC Series 2019-B:
Class A2, 2.07% 10/12/22 (a)	417,191	418,361
Class A3, 2.01% 12/12/24 (a)	2,632,070	2,687,295
Mortgage Repurchase Agreement Financing Trust:
Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0951% 8/10/23 (a)(b)(c)	3,111,000	3,143,143
Series 2021-1 Class A1, 1 month U.S. LIBOR + 0.500% 0.5951% 3/10/22 (a)(b)(c)	3,572,000	3,576,286
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	1,574,174	1,573,341
Niagara Park CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.000% 1.1339% 7/17/32 (a)(b)(c)	4,380,000	4,381,542
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 0.800% 0.9309% 5/20/29 (a)(b)(c)	4,100,847	4,102,475
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.3294% 1/25/36 (b)(c)	160,060	160,348
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	160,316	160,494
Prpm 2021-5, LLC Series 2021-5 Class A1, 1.793% 6/25/26 (a)(b)	2,871,324	2,875,573
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (a)	412,955	413,228
Santander Consumer Auto Receivables Trust Series 2021-AA Class A3, 0.33% 10/15/25 (a)	2,530,000	2,529,431
Santander Drive Auto Receivables Trust Series 2021-2 Class A3, 0.34% 2/18/25	3,244,000	3,248,872
Santander Retail Auto Lease Trust:
Series 2019-A Class A3, 2.77% 6/20/22 (a)	622,682	623,720
Series 2020-B Class A3, 0.57% 4/22/24 (a)	3,766,000	3,782,019
Series 2021-A Class A3, 0.51% 7/22/24 (a)	2,246,000	2,251,953
Securitized Term Auto Receivables Trust:
Series 2018-2A Class A3 3.325% 8/25/22 (a)	142,526	142,821
Series 2019-1A Class A3, 2.986% 2/27/23 (a)	530,124	534,110
SLM Student Loan Trust Series 2003-11 Class A6, 3 month U.S. LIBOR + 0.550% 0.6689% 12/15/25 (a)(b)(c)	1,710,425	1,710,266
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	386,032	387,751
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 1.1861% 7/15/32 (a)(b)(c)	3,398,000	3,399,183
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 1.0843% 11/18/30 (a)(b)(c)	4,433,000	4,433,279
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9444% 9/25/34 (b)(c)	86,419	80,751
Tesla Series 2020-A:
Class A2, 0.55% 5/22/23 (a)	947,747	948,868
Class A3, 0.68% 12/20/23 (a)	1,885,000	1,893,960
Tesla Auto Lease Trust:
Series 2019-A Class A2, 2.13% 4/20/22 (a)	1,255,860	1,259,852
Series 2021-A Class A3, 0.56% 3/20/25 (a)	3,226,000	3,232,602
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A, 1.35% 5/25/33 (a)	2,401,000	2,449,733
Toyota Auto Receivables Owner Trust:
Series 2018-B Class A3, 2.96% 9/15/22	148,896	149,198
Series 2019-A Class A3, 2.91% 7/17/23	763,929	772,748
Series 2019-C Class A3, 1.91% 9/15/23	576,152	580,854
Series 2020-C Class A3, 0.44% 10/15/24	3,943,000	3,952,433
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (a)	132,693	132,958
Series 2021-2 Class A, 0.91% 6/20/31 (a)	2,212,630	2,214,964
Series 2021-3 Class A, 0.83% 7/20/31 (a)	3,447,000	3,449,393
VCAT Asset Securitization, LLC:
Series 2021-NPL1 Class A1, 2.2891% 12/26/50 (a)	1,024,820	1,027,785
Series 2021-NPL2 Class A1, 2.115% 3/27/51 (a)	3,662,683	3,673,988
Series 2021-NPL3 Class A1, 1.743% 5/25/51 (a)(b)	4,627,762	4,626,252
Verizon Master Trust Series 2021-1 Class A, 0.5% 5/20/27	3,250,000	3,255,668
Verizon Owner Trust:
Series 2018-A Class A1A, 3.23% 4/20/23	691,029	694,899
Series 2020-A Class A1A, 1.85% 7/22/24	3,967,000	4,026,432
Volkswagen Auto Lease Trust:
Series 2019-A Class A3, 1.99% 11/21/22	2,284,970	2,295,637
Series 2020-A Class A3, 0.39% 1/22/24	4,446,000	4,455,897
Volkswagen Auto Loan Enhanced Trust Series 2018-1 Class A3, 3.02% 11/21/22	261,596	262,611
Volvo Financial Equipment LLC:
Series 2019-1A Class A3, 3% 3/15/23 (a)	631,568	635,887
Series 2019-2A Class A3, 2.04% 11/15/23 (a)	1,977,000	1,996,021
Voya CLO Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 0.950% 1.0839% 4/17/30 (a)(b)(c)	4,300,000	4,300,507
Wheels SPV LLC Series 2021-1A Class A, 1 month U.S. LIBOR + 0.280% 0.3684% 8/20/29 (a)(b)(c)	3,744,633	3,748,505
World Omni Auto Receivables Trust:
Series 2020-A Class A2A, 1.02% 6/15/23	494,547	495,003
Series 2020-C Class A2, 0.35% 12/15/23	1,807,388	1,808,450
World Omni Automobile Lease Securitization Trust Series 2020-B Class A3, 0.45% 2/15/24	2,154,000	2,159,558
TOTAL ASSET-BACKED SECURITIES
(Cost $263,601,521)		263,649,613

Collateralized Mortgage Obligations - 1.7%
Private Sponsor - 1.2%
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	979,021	979,672
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (a)	979,778	979,933
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 0.5793% 8/25/60 (a)(b)(c)	401,087	401,518
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)(b)	3,662,000	3,723,478
Mortgage Repurchase Agreement Financing Trust Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.4451% 4/23/23 (a)(b)(c)	4,049,970	4,062,351
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (a)	1,413,000	1,413,610
Oceanview Mortgage Loan Trust sequential payer Series 2020-1 Class A1A, 1.7329% 5/28/50 (a)	2,229,271	2,243,586
Permanent Master Issuer PLC floater Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.6761% 7/15/58 (a)(b)(c)	545,250	545,463
Preston Ridge Partners Mortgage Trust:
Series 2021-2 Class A1, 2.115% 3/25/26 (a)	1,781,743	1,786,079
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (a)	679,734	680,805
RMF Buyout Issuance Trust sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (a)	3,182,893	3,190,720
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (b)(c)	1,091	1,068
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (a)(b)(c)	2,207,150	2,208,276

TOTAL PRIVATE SPONSOR		22,216,559

U.S. Government Agency - 0.5%
Fannie Mae:
floater Series 2015-27 Class KF, 1 month U.S. LIBOR + 0.300% 0.3844% 5/25/45 (b)(c)	2,029,917	2,037,535
sequential payer Series 2001-40 Class Z, 6% 8/25/31	48,626	54,906
Series 2016-27:
Class HK, 3% 1/25/41	1,967,739	2,071,085
Class KG, 3% 1/25/40	933,497	982,637
Series 2016-42 Class FL, 1 month U.S. LIBOR + 0.350% 0.4344% 7/25/46 (b)(c)	2,408,466	2,424,346
Freddie Mac:
sequential payer:
Series 2015-4433 Class DE, 2% 8/15/32	201,206	202,177
Series 2015-4437 Class DE, 2% 10/15/32	227,282	228,461
Series 3949 Class MK, 4.5% 10/15/34	224,558	246,407

TOTAL U.S. GOVERNMENT AGENCY		8,247,554

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $30,475,033)		30,464,113

Commercial Mortgage Securities - 5.0%
BAMLL Commercial Mortgage Securities Trust sequential payer Series 2019-BPR Class ANM, 3.112% 11/5/32 (a)	1,099,000	1,144,883
Bayview Commercial Asset Trust Series 2006-2A Class IO, 0% 7/25/36 (a)(b)(d)(e)	1,978,004	0
Benchmark Mortgage Trust Series 2018-B7 Class A1, 3.436% 5/15/53	907,070	929,536
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 0.85% 9/15/26 (a)(b)(c)	2,278,000	2,278,000
BX Commercial Mortgage Trust:
floater Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.7483% 5/15/38 (a)(b)(c)	1,700,000	1,701,068
floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(b)(c)	1,771,883	1,774,207
BX Trust:
floater Series 2018-IND Class B, 1 month U.S. LIBOR + 0.900% 0.996% 11/15/35 (a)(b)(c)	2,892,295	2,894,993
floater sequential payer Series 2021-SOAR Class A, 0.766% 6/15/38 (a)(b)	1,898,000	1,901,041
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (a)(b)(c)	2,104,341	2,104,341
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.016% 10/15/36 (a)(b)(c)	3,594,082	3,599,849
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1 Class A1, 1.69% 7/15/60 (a)	3,843,810	3,917,015
Series 2021-1A Class A1, 1.53% 3/15/61 (a)	2,338,221	2,382,633
CGDB Commercial Mortgage Trust floater Series 2019-MOB Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (a)(b)(c)	821,166	821,166
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(c)	3,039,362	3,039,361
CIM Retail Portfolio Trust floater Series 2021-RETL Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	1,284,000	1,285,555
Citigroup Commercial Mortgage Trust sequential payer:
Series 2012-GC8 Class A/S, 3.683% 9/10/45 (a)	1,779,687	1,818,104
Series 2014-GC21 Class AAB, 3.477% 5/10/47	625,985	650,791
Series 2016-GC36 Class AAB, 3.368% 2/10/49	1,508,104	1,588,949
COMM Mortgage Trust:
sequential payer:
Series 2012-LC4 Class A4, 3.288% 12/10/44	1,879,852	1,882,841
Series 2014-CR18 Class ASB, 3.452% 7/15/47	2,764,495	2,841,398
Series 2012-CR4 Class ASB, 2.436% 10/15/45	733,633	741,931
Series 2013-LC6 Class ASB, 2.478% 1/10/46	578,960	585,292
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 1.076% 5/15/36 (a)(b)(c)	3,927,000	3,938,525
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	537,258	557,479
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 1.000% 1.096% 7/15/32 (a)(b)(c)	3,675,000	3,666,331
Extended Stay America Trust floater Series 2021-ESH Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(b)(c)	925,000	927,857
Freddie Mac Series K720 Class A2, 2.716% 6/25/22	1,223,764	1,238,430
GS Mortgage Securities Trust:
sequential payer:
Series 2012-GC6:
Class A/S, 4.948% 1/10/45 (a)	1,492,821	1,502,814
Class A3, 3.482% 1/10/45	291,184	291,135
Series 2012-GCJ7 Class A/S, 4.085% 5/10/45	2,261,740	2,294,390
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)(b)	3,451,898	3,465,664
Series 2012-GCJ9 Class A/S, 3.124% 11/10/45	2,716,191	2,779,340
Series 2017-GS8 Class A1, 2.222% 11/10/50	1,259,899	1,270,875
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2012-C6 Class A/S, 4.1166% 5/15/45	1,440,902	1,465,861
Series 2012-LC9 Class A/S, 3.3533% 12/15/47 (a)	4,059,499	4,148,253
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.096% 9/15/29 (a)(b)(c)	1,586,000	1,587,969
sequential payer Series 2012-CBX Class A4, 3.4834% 6/15/45	483,775	489,319
Series 2012-C8 Class A/S, 3.4239% 10/15/45 (a)	866,000	884,620
Series 2012-CBX Class A/S, 4.2707% 6/15/45	2,221,322	2,273,008
Series 2013-LC11 Class A/S, 3.216% 4/15/46	2,432,813	2,513,856
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	1,713,000	1,714,612
Merit floater:
Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.246% 8/15/37 (a)(b)(c)	434,739	435,822
Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 0.796% 7/15/38 (a)(b)(c)	995,000	995,296
Morgan Stanley BAML Trust:
sequential payer Series 2016-C28 Class A3, 3.272% 1/15/49	934,068	991,063
Series 2016-C32 Class A1, 1.968% 12/15/49	148,505	148,665
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	2,396,136	2,514,811
Series 2019-H7 Class A1, 2.327% 7/15/52	1,408,374	1,438,333
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8865% 4/10/46 (a)(b)(c)	2,300,891	2,295,443
sequential payer Series 2013-C6 Class ASB, 2.7877% 4/10/46	723,484	732,911
Wells Fargo Commercial Mortgage Trust sequential payer:
Series 2015-LC22 Class ASB, 3.571% 9/15/58	1,894,886	2,005,161
Series 2017-RC1 Class ASB, 3.453% 1/15/60	2,100,070	2,231,825
WF-RBS Commercial Mortgage Trust sequential payer:
Series 2013-C12 Class ASB, 2.838% 3/15/48	105,920	107,666
Series 2013-C14 Class ASB, 2.977% 6/15/46	834,287	850,582
Series 2014-C20 Class ASB, 3.638% 5/15/47	538,673	559,918
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $92,048,495)		92,200,788

Municipal Securities - 0.3%
New York Urban Dev. Corp. Rev. Series 2017 D, 2.55% 3/15/22
(Cost $4,619,955)	4,575,000	4,630,355

Bank Notes - 0.5%
Discover Bank 3.35% 2/6/23	3,368,000	3,500,143
First Republic Bank 1.912% 2/12/24 (b)	1,657,000	1,690,565
Truist Bank 1.25% 3/9/23	3,943,000	4,000,055
TOTAL BANK NOTES
(Cost $9,153,782)		9,190,763

Commercial Paper - 1.0%
Enel Finance America LLC yankee 0.37% 7/11/22	5,500,000	5,486,711
General Motors Financial Co., Inc.:
0.34% 10/22/21	$3,000,000	$2,998,150
0.34% 10/22/21	3,000,000	2,998,150
0.34% 10/27/21	4,000,000	3,997,245
Viatris, Inc. 0.68% 4/26/22	3,000,000	2,989,131
TOTAL COMMERCIAL PAPER
(Cost $18,463,871)		18,469,387
	Shares	Value

Money Market Funds - 1.9%
Fidelity Cash Central Fund 0.06% (f)
(Cost $35,820,642)	35,813,479	35,820,642
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $1,864,825,360)		1,867,598,664
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(22,373,267)
NET ASSETS - 100%		$1,845,225,397

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $411,266,308 or 22.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$--	$721,301,735	$685,480,967	$19,270	$(126)	$--	$35,820,642	0.1%
Total	$--	$721,301,735	$685,480,967	$19,270	$(126)	$--	$35,820,642

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$814,118,177	$--	$814,118,177	$--
U.S. Government and Government Agency Obligations	574,624,159	--	574,624,159	--
U.S. Government Agency - Mortgage Securities	24,430,667	--	24,430,667	--
Asset-Backed Securities	263,649,613	--	263,649,613	--
Collateralized Mortgage Obligations	30,464,113	--	30,464,113	--
Commercial Mortgage Securities	92,200,788	--	92,200,788	--
Municipal Securities	4,630,355	--	4,630,355	--
Bank Notes	9,190,763	--	9,190,763	--
Commercial Paper	18,469,387	--	18,469,387	--
Money Market Funds	35,820,642	35,820,642	--	--
Total Investments in Securities:	$1,867,598,664	$35,820,642	$1,831,778,022	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.3%
United Kingdom	3.6%
Canada	3.2%
Cayman Islands	2.5%
Japan	1.0%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,829,004,718)	$1,831,778,022
Fidelity Central Funds (cost $35,820,642)	35,820,642
Total Investment in Securities (cost $1,864,825,360)		$1,867,598,664
Receivable for investments sold		1,313,638
Receivable for fund shares sold		2,080,501
Interest receivable		5,761,939
Distributions receivable from Fidelity Central Funds		792
Prepaid expenses		3,487
Total assets		1,876,759,021
Liabilities
Payable for investments purchased	$29,841,406
Payable for fund shares redeemed	1,036,604
Distributions payable	2,038
Accrued management fee	453,622
Other payables and accrued expenses	199,954
Total liabilities		31,533,624
Net Assets		$1,845,225,397
Net Assets consist of:
Paid in capital		$1,841,697,119
Total accumulated earnings (loss)		3,528,278
Net Assets		$1,845,225,397
Net Asset Value, offering price and redemption price per share ($1,845,225,397 ÷ 184,338,538 shares)		$10.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period September 15, 2020 (commencement of operations) to August 31, 2021
Investment Income
Interest		$12,773,968
Income from Fidelity Central Funds		19,270
Total income		12,793,238
Expenses
Management fee	$4,637,288
Custodian fees and expenses	26,546
Independent trustees' fees and expenses	3,497
Registration fees	488,239
Audit	81,147
Legal	1,208
Miscellaneous	1,968
Total expenses before reductions	5,239,893
Expense reductions	(9,051)
Total expenses after reductions		5,230,842
Net investment income (loss)		7,562,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	471,580
Fidelity Central Funds	(126)
Total net realized gain (loss)		471,454
Change in net unrealized appreciation (depreciation) on investment securities		2,773,304
Net gain (loss)		3,244,758
Net increase (decrease) in net assets resulting from operations		$10,807,154

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period September 15, 2020 (commencement of operations) to August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,562,396
Net realized gain (loss)	471,454
Change in net unrealized appreciation (depreciation)	2,773,304
Net increase (decrease) in net assets resulting from operations	10,807,154
Distributions to shareholders	(7,278,749)
Share transactions
Proceeds from sales of shares	2,493,989,974
Reinvestment of distributions	7,261,129
Cost of shares redeemed	(659,554,111)
Net increase (decrease) in net assets resulting from share transactions	1,841,696,992
Total increase (decrease) in net assets	1,845,225,397
Net Assets
Beginning of period	–
End of period	$1,845,225,397
Other Information
Shares
Sold	249,481,130
Issued in reinvestment of distributions	725,612
Redeemed	(65,868,204)
Net increase (decrease)	184,338,538

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Short-Term Bond Fund

Year ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.047
Net realized and unrealized gain (loss)	.007
Total from investment operations	.054
Distributions from net investment income	(.044)
Total distributions	(.044)
Net asset value, end of period	$10.01
Total ReturnC,D	.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	.34%G
Expenses net of fee waivers, if any	.34%G
Expenses net of all reductions	.34%G
Net investment income (loss)	.49%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,845,225
Portfolio turnover rateH	70%I,J

 A For the period September 15, 2020 (commencement of operations) to August 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity SAI Short-Term Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations, and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,006,868
Gross unrealized depreciation	(2,790,568)
Net unrealized appreciation (depreciation)	$3,216,300
Tax Cost	$1,864,382,364

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$311,979
Net unrealized appreciation (depreciation) on securities and other investments	$3,216,300

The tax character of distributions paid was as follows:

August 31, 2021(a)
Ordinary Income	$7,278,749

 (a) For the period September 15, 2020 (commencement of operations) to August 31, 2021.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Short-Term Bond Fund	543,305,854	423,948,477

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .30% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity SAI Short-Term Bond Fund	158,747,412	1,585,886,645

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in the Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Short-Term Bond Fund	$827

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $131.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $8,920.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Short Duration Fund
Fidelity SAI Short-Term Bond Fund	15%

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Short-Term Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of August 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 15, 2020 (commencement of operations) through August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period September 15, 2020 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity SAI Short-Term Bond Fund	.32%
Actual		$1,000.00	$1,001.90	$1.61
Hypothetical-C		$1,000.00	$1,023.59	$1.63

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity SAI Short-Term Bond Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 8, 2021, a distribution of $0.004 per share derived from capital gains realized from sales of portfolio securities.

A total of 5.60% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

SST-ANN-1021
1.9900845.100

Item 2.

Code of Ethics

As of the end of the period, August 31, 2021, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Corporate Bond Fund, Fidelity Flex Short-Term Bond Fund, Fidelity Flex U.S. Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Total Bond Fund, Fidelity Series Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, and Fidelity U.S. Bond Index Fund (the “Funds”):

Services Billed by PwC

August 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$69,200	$5,600	$13,200	$2,600
Fidelity Flex Short-Term Bond Fund	$67,000	$5,700	$13,400	$2,700
Fidelity Flex U.S. Bond Index Fund	$69,600	$5,600	$8,500	$2,700
Fidelity Investment Grade Bond Fund	$89,300	$7,400	$12,800	$3,500
Fidelity SAI Short-Term Bond Fund	$60,200	$3,900	$12,800	$2,200
Fidelity SAI Total Bond Fund	$102,500	$8,200	$11,100	$3,900
Fidelity Series Bond Index Fund	$84,100	$6,700	$11,900	$3,100
Fidelity Series Government Money Market Fund	$33,600	$2,600	$1,900	$1,200
Fidelity Series Investment Grade Bond Fund	$103,300	$8,200	$13,900	$3,900
Fidelity Series Short-Term Credit Fund	$63,400	$5,000	$9,800	$2,400
Fidelity Short-Term Bond Fund	$71,200	$6,600	$15,300	$3,100
Fidelity U.S. Bond Index Fund	$84,900	$6,700	$11,800	$3,200

August 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Corporate Bond Fund	$67,700	$6,100	$10,700	$3,300
Fidelity Flex Short-Term Bond Fund	$67,900	$6,300	$13,400	$3,400
Fidelity Flex U.S. Bond Index Fund	$70,600	$6,100	$8,500	$3,300
Fidelity Investment Grade Bond Fund	$94,600	$8,100	$12,800	$4,400
Fidelity SAI Short-Term Bond Fund	$-	$-	$-	$-
Fidelity SAI Total Bond Fund	$108,600	$8,500	$11,100	$4,600
Fidelity Series Bond Index Fund	$85,200	$7,000	$10,900	$3,800
Fidelity Series Government Money Market Fund	$34,300	$2,800	$1,900	$1,500
Fidelity Series Investment Grade Bond Fund	$101,900	$8,900	$12,900	$4,800
Fidelity Series Short-Term Credit Fund	$61,700	$5,500	$8,800	$3,000
Fidelity Short-Term Bond Fund	$89,400	$7,700	$12,800	$4,200
Fidelity U.S. Bond Index Fund	$90,800	$7,300	$10,800	$4,000

A Amounts may reflect rounding.

B Fidelity SAI Short-Term Bond Fund commenced operations on September 15, 2020.

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Bond Fund, Fidelity Flex Conservative Income Bond Fund, Fidelity Intermediate Bond Fund, Fidelity SAI Low Duration Income Fund, Fidelity Series Corporate Bond Fund, Fidelity Short-Term Bond Index Fund, and Fidelity Sustainability Bond Index Fund (the “Funds”):

Services Billed by Deloitte Entities

August 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$47,600	$-	$8,800	$1,100
Fidelity Flex Conservative Income Bond Fund	$46,200	$-	$8,900	$1,000
Fidelity Intermediate Bond Fund	$72,600	$-	$9,900	$1,600
Fidelity SAI Low Duration Income Fund	$36,200	$-	$6,900	$700
Fidelity Series Corporate Bond Fund	$54,200	$-	$8,800	$1,200
Fidelity Short-Term Bond Index Fund	$67,600	$-	$9,500	$1,500
Fidelity Sustainability Bond Index Fund	$64,900	$-	$8,900	$1,400

August 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Bond Fund	$48,900	$-	$9,100	$1,100
Fidelity Flex Conservative Income Bond Fund	$47,500	$-	$9,200	$1,100
Fidelity Intermediate Bond Fund	$74,400	$-	$10,200	$1,600
Fidelity SAI Low Duration Income Fund	$-	$-	$-	$-
Fidelity Series Corporate Bond Fund	$55,600	$-	$9,300	$1,200
Fidelity Short-Term Bond Index Fund	$69,300	$-	$9,800	$1,500
Fidelity Sustainability Bond Index Fund	$66,500	$-	$9,200	$1,400

A Amounts may reflect rounding.

B Fidelity SAI Low Duration Income Fund commenced operations on September 15, 2020.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2021A,B	August 31, 2020A,B
Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to Fidelity SAI Short-Term Bond Fund’s commencement of operations.

Services Billed by Deloitte Entities

	August 31, 2021A,B	August 31, 2020A,B
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to Fidelity SAI Low Duration Income Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2021A,B	August 31, 2020A,B
PwC	$14,516,700	$14,271,400
Deloitte Entities	$591,800	$569,300

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI Low Duration Income Fund and Fidelity SAI Short-Term Bond Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 21, 2021